UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Stephen M. Benham

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: Last day of February

Date of reporting period: March 1, 2007 through August 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT
SIX MONTHS ENDED AUGUST 31, 2007 (UNAUDITED)

JPMorgan Funds

Municipal

Bond

Funds

JPMorgan Arizona Municipal Bond Fund
JPMorgan Kentucky Municipal Bond Fund
JPMorgan Louisiana Municipal Bond Fund
JPMorgan Michigan Municipal Bond Fund
JPMorgan Municipal Income Fund
JPMorgan Ohio Municipal Bond Fund
JPMorgan Short Term Municipal Bond Fund
JPMorgan Tax Free Bond Fund
JPMorgan West Virginia Municipal Bond Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Arizona Municipal Bond Fund	2
JPMorgan Kentucky Municipal Bond Fund	4
JPMorgan Louisiana Municipal Bond Fund	6
JPMorgan Michigan Municipal Bond Fund	8
JPMorgan Municipal Income Fund	10
JPMorgan Ohio Municipal Bond Fund	12
JPMorgan Short Term Municipal Bond Fund	14
JPMorgan Tax Free Bond Fund	16
JPMorgan West Virginia Municipal Bond Fund	18
Schedules of Portfolio Investments	20
Financial Statements	64
Financial Highlights	80
Notes to Financial Statements	94
Trustees	101
Officers	103
Schedule of Shareholder Expenses	104
Board Approval of Investment Advisory Agreements	107

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
SEPTEMBER 12, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for certain of the JPMorgan Municipal Bond Funds for the six months ended August 31, 2007. Inside, you’ll find in-depth information on some of our municipal bond funds.

“Overall, yields on AAA-rated muni bonds moved modestly higher during the six-month period, with greater gains at the longer end of the municipal yield curve.”

Bonds continue to post gains

The bond market rode a wave of changing market sentiment during the six-month period ended August 31, 2007. Despite market volatility, investment-grade investors generally stayed above water, with the Lehman Brothers Aggregate Bond Index returning 1.54% for the six months and the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index returning 0.63%.

Economic optimism pushes yields higher

Early in the six-month period, an increase in business spending and inventory rebuilding suggested economic growth would rebound from the first calendar quarter’s tepid pace of 0.6%. These economic indicators helped push taxable and municipal yields sharply higher during the summer months.

Optimism gives way as credit concerns swell

Throughout the summer, problems in the sub-prime mortgage market lead to widespread concerns regarding credit and liquidity. Reduced liquidity in the markets for non-agency mortgages, high-yield debt and asset-backed securities showed no signs of easing, and remained the dominant theme in the markets.

Given the high degree of uncertainty regarding exposure to the sub-prime mortgage market, lenders in the primary mortgage market adopted a cautious stance, and investors were jolted by a series of unfavorable news releases and strong volatility.

The pace of economic growth (which rebounded to 4.0% in the second quarter) took a back seat to credit-market woes, which sparked a “flight to quality” into the U.S. Treasury market. Yields on most Treasuries ended the six-month period lower, with shorter-term securities showing the greatest decline.

Munis lag Treasuries

As Treasury securities rallied in the flight to quality, municipal bonds cheapened on a relative basis, causing the sector to underperform as a whole. Overall, yields on AAA-rated muni bonds moved modestly higher during the six-month period, with greater gains at the longer end of the municipal yield curve.

Given the trend toward higher rates and a steeper yield curve, shorter-duration strategies were the most effective during the period. In addition, with the entire fixed income market engaged in a re-pricing of risk, higher-quality municipals performed better than lower-quality muni securities for the six-month period. Although problems in the sub-prime and credit markets did not have a direct impact on municipals, these issues sparked volatility throughout the financial markets.

Investors anticipate Fed rate cut

Investors sharply cut back their interest-rate expectations in August, as the Federal Reserve (Fed) grappled with two objectives: How to limit the risk of a systemic failure in financial institutions and funds due to the sharp rise in the cost of credit and protect the “real economy” without appearing to bail out those investors who took on too much risk.

It appears the first objective is taking priority. Late in the six-month period the Fed reduced the discount rate by 50 basis points, suggesting the Fed views the need to act as a lender of last resort and avert a systemic failure in the financial sector as its main priority.

The Fed did not change its target for the fed funds rate, but it issued a statement strongly suggesting a policy tilt toward an easing bias. Despite these actions, the fixed income markets have continued to be driven by volatility and risk aversion.

Economic outlook remains upbeat

Despite the turmoil financial markets experienced in the final weeks of the period, the economy appears to be in good shape fundamentally. The economic data released in August continued to support the prospect for solid growth in the third quarter:

•	The unemployment rate remained unchanged at 4.6%.

•	The income and consumption report showed wages and salaries up 7.2% over the prior July, the highest growth rate in this cycle.

•	The July core consumer price index showed a year-over-year increase of 2.2%, unchanged from the previous month.

•	The core personal consumption expenditures deflator, the Fed’s preferred inflation gauge, remained steady at 1.9%, within the Fed’s inflation “comfort zone.”

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   1

JPMorgan Arizona Municipal Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	January 20, 1997
Fiscal Year End	Last day of February
Net Assets as of 8/31/2007 (In Thousands)	$144,687
Primary Benchmark	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index
Average Credit Quality	AAA/AA1
Duration	5.0 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Arizona Municipal Bond Fund, which seeks current income exempt from federal income tax and Arizona personal income tax, consistent with the preservation of principal, returned 0.48%* (Select Class Shares) for the six months ended August 31, 2007, compared to the 0.63% return for the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index for the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	During the reporting period, the primary detractors of returns were the Fund’s holdings in longest-maturity bonds and certificates of participation (COPs). However, the Fund’s holdings remained diversified by sector and maturity, so these areas of underperformance did not significantly affect the Fund’s overall results. Municipal yields began inching upward in April, when the typical tax-season-related pressures pushed rates higher. That upward trend continued through June, as the outlook for relatively strong economic growth led to expectations for additional tightening from the Federal Reserve (Fed). In July, the sub-prime mortgage market crisis resurfaced and began creeping into other sectors and, by August, municipals were negatively affected by the global re-pricing of credit risk. For the six month period, municipal yields rose and the yield curve steepened.

The Fund’s yield-curve positioning contributed positively to performance. In particular, the Fund was overweight in the shortest part of the curve, which was the best-performing part of the curve for the six-month period. Additionally, we maintained a shorter-than-benchmark duration, which contributed positively in the rising-rate environment. Furthermore, our focus on high-credit-quality securities served the Fund well, as lower-rated credits underperformed (spreads widened).

Q:	HOW WAS THE FUND MANAGED?

A:	We favored premium-coupon bonds over low-coupon bonds, because we believed premium-coupon bonds offered better value and would perform better in rising or declining interest-rate scenarios. We also continued to favor high-credit-quality securities over lower-credit-quality securities, as demonstrated by the Fund’s high-quality bias. For example, as of the end of the six-month period, more than 90% of the Fund was rated AA or better and more than 75% was rated AAA. This high credit quality contributed positively to performance as credit spreads widened during the period.

CREDIT QUALITY ALLOCATIONS***

AAA	79.9%
AA	15.2
A	4.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of August 31, 2007. The Fund’s composition is subject to change.

2   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/20/97
Without Sales Charge		2.36%	2.78%	3.94%
With Sales Charge*		(1.46)	2.00	3.54
CLASS B SHARES	1/20/97
Without CDSC		1.69	2.14	3.16
With CDSC**		(3.31)	1.77	3.16
CLASS C SHARES	2/19/05
Without CDSC		1.71	2.13	3.03
With CDSC***		0.71	2.13	3.03
SELECT CLASS SHARES	1/20/97	2.59	3.04	4.19

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/97 TO 8/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception are based on the performance of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Arizona Municipal Bond Fund, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from August 31, 1997 to August 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index is an unmanaged index comprised of investment-grade, tax-exempt bonds with maturities of 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   3

JPMorgan Kentucky Municipal Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	March 12, 1993
Fiscal Year End	Last day of February
Net Assets as of 8/31/2007 (In Thousands)	$84,807
Primary Benchmark	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index
Average Credit Quality	AAA/AA1
Duration	5.1 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Kentucky Municipal Bond Fund, which seeks current income exempt from federal income tax and Kentucky personal income tax, consistent with the preservation of principal, returned 0.41%* (Select Class Shares) for the six months ended August 31, 2007, compared to the 0.63% return for the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index during the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	During the reporting period, the primary detractor of returns was the Fund’s exposure to longer-term zero-coupon bonds. As rates increased during the six months, these securities had a negative impact on performance due to their longer duration. Municipal yields began inching upward in April in response to the typical rise in new bond issuance and tax-season pressures. This trend continued into June, when concerns regarding the strength of the economy took over, and market consensus switched from the early-in-the-year belief that the Federal Reserve (Fed) would ease the fed funds rate to the opinion the next move would be a tightening. The rise in interest rates was further augmented by the resurfacing of the sub-prime mortgage market crisis, which began to migrate into the other fixed income sectors. As investors began to re-price risk, lower-rated securities experienced spread widening, while Treasury yields declined in a flight to quality. Overall, tax-free interest rates rose, the yield curve steepened and quality spreads widened during the six-month period. The net result was a decline in prices among municipal securities, and the positive influence on performance was entirely due to income.

In the face of the marketwide re-pricing of risk, the Fund’s performance benefited from our focus on high-quality securities. Approximately 97% of the Fund was invested in securities rated AA or better, compared to the benchmark, which had approximately 92% invested in securities rated AA or better. In addition, our duration strategy was a positive influence on performance. Despite a slight extension in duration, the Fund’s interest rate sensitivity remained shorter than that of the benchmark, which was a positive factor in the rising-rate environment.

Q:	HOW WAS THE FUND MANAGED?

A:	Although we maintained a slightly defensive interest rate strategy relative to the benchmark, we slightly extended the Fund’s option-adjusted duration to keep pace with the benchmark. Specifically, we extended duration from 4.9 years at the beginning of the period to a close-to-benchmark 5.1 years by the end. This compares to the benchmark’s duration of 4.8 years at the beginning of the period and 5.2 years as of August 31, 2007.

We continued to favor high-quality, intermediate-term securities. Given the single-state nature of the Fund, we held investments in most market sectors. Nevertheless, we continued to avoid the corporate-backed sector, due to the still-tight yield spreads and potential credit concerns should the economy weaken. We also maintained a tax-conscious portfolio, managing the Fund with the shareholder’s tax position in mind. In particular, the number of holdings subject to the alternative minimum tax (AMT) remained relatively small.

CREDIT QUALITY ALLOCATIONS***

AAA	92.8%
AA	4.4
A	2.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of August 31, 2007. The Fund’s composition is subject to change.

4   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/20/95
Without Sales Charge		2.28%	2.81%	3.96%
With Sales Charge*		(1.52)	2.03	3.57
CLASS B SHARES	3/16/95
Without CDSC		1.51	2.15	3.44
With CDSC**		(3.49)	1.78	3.44
SELECT CLASS SHARES	3/12/93	2.41	3.06	4.21

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/97 TO 8/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Kentucky Municipal Bond Fund, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from August 31, 1997 to August 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index is an unmanaged index comprised of investment-grade, tax-exempt bonds with maturities of 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   5

JPMorgan Louisiana Municipal Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	December 29, 1989
Fiscal Year End	Last day of February
Net Assets as of 8/31/2007 (In Thousands)	$71,810
Primary Benchmark	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index
Average Credit Quality	AAA/AA1
Duration	4.9 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Louisiana Municipal Bond Fund, which seeks current income exempt from federal income tax and Louisiana personal income tax, consistent with the preservation of principal, returned 0.21%* (Class A Shares, no sales charge) for the six months ended August 31, 2007, compared to the 0.63% return for the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index during the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	During the reporting period, the primary detractor of performance versus the benchmark was our exposure to longer-term zero-coupon bonds. As rates increased during the six months, these securities had a negative impact on performance due to their longer duration. Municipal yields began inching upward in April in response to the typical rise in new bond issuance and tax-season pressures. This trend continued into June, when concerns regarding the strength of the economy took over, and market consensus switched from the early-in-the-year belief that the Federal Reserve (Fed) would ease the fed funds rate to the opinion the next move would be a tightening. The rise in interest rates was further augmented by the resurfacing of the sub-prime mortgage market crisis, which began to migrate into the other fixed income sectors. As investors began to re-price risk, lower-rated securities experienced spread widening, while Treasury yields declined in a flight to quality. Overall, tax-free interest rates rose, the yield curve steepened and quality spreads widened during the six-month period. The net result was a decline in prices among municipal securities, and the positive influence on performance was entirely due to income.

Given the market-wide re-pricing of risk, the Fund’s performance benefited from our focus on high-quality securities. Approximately 98% of the Fund was invested in securities rated AA or better. This compares favorably to the benchmark, which had approximately 92% invested in securities rated AA or better. Our duration strategy also had a positive influence on performance. The Fund’s interest-rate sensitivity remained shorter than that of the benchmark, which was a positive factor in the rising-rate environment.

Q:	HOW WAS THE FUND MANAGED?

A:	Although we maintained a slightly defensive interest rate strategy relative to the benchmark, we slightly extended the Fund’s option-adjusted duration throughout the period in an effort to keep pace with the benchmark. Specifically, we extended duration from 4.8 years at the beginning of the period to 4.9 years by the end. This compares to the benchmark’s duration of 4.8 years at the beginning of the period and 5.2 years as of August 31, 2007.

We continued to favor high-quality, intermediate-term securities. Given the single-state nature of the Fund, we held investments in most market sectors. Nevertheless, we continued to avoid the corporate-backed sector, due to the still-tight yield spreads and potential credit concerns should the economy weaken. We also maintained a tax-conscious portfolio, managing the Fund with the shareholder’s tax position in mind. In particular, the number of holdings subject to the alternative minimum tax (AMT) remained relatively small.

CREDIT QUALITY ALLOCATIONS***

AAA	96.2%
AA	1.5
A	1.5
BAA	0.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of August 31, 2007. The Fund’s composition is subject to change.

6   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/29/89
Without Sales Charge		2.40%	2.78%	3.92%
With Sales Charge*		(1.45)	2.01	3.53
CLASS B SHARES	9/16/94
Without CDSC		1.70	2.12	3.39
With CDSC**		(3.30)	1.75	3.39
SELECT CLASS SHARES	3/26/96	2.64	3.04	4.19

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/97 TO 8/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Louisiana Municipal Bond Fund, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from August 31, 1997 to August 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index is an unmanaged index comprised of investment-grade, tax-exempt bonds with maturities of 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 3.75% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   7

JPMorgan Michigan Municipal Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	February 1, 1993
Fiscal Year End	Last day of February
Net Assets as of 8/31/2007 (In Thousands)	$261,979
Primary Benchmark	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index
Average Credit Quality	AAA/AA1
Duration	5.2 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Michigan Municipal Bond Fund, which seeks current income exempt from federal income tax and Michigan personal income tax, consistent with the preservation of principal, returned 0.41%* (Select Class Shares) for the six months ended August 31, 2007, compared to the 0.63% return for the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index during the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	During the reporting period, the primary detractor of returns was the Fund’s holdings of A-rated hospital bonds, which underperformed higher-rated securities, as credit spreads for these securities widened slightly during the period. However, the Fund’s holdings remained diversified by sector so this area of underperformance did not significantly affect the Fund’s overall results. Municipal yields began inching upward in April, when the typical tax-season-related pressures pushed rates higher. That upward trend continued through June, as the outlook for relatively strong economic growth led to expectations for additional tightening from the Federal Reserve (Fed). In July, the sub-prime mortgage market crisis resurfaced and began creeping into other sectors and, by August, municipals were negatively affected by the global re-pricing of credit risk. For the six month period, municipal yields rose and the yield curve steepened.

The Fund’s yield-curve positioning contributed positively to performance. In particular, the Fund was overweight in the shortest part of the curve, which was the best-performing part of the curve for the six-month period. Additionally, we maintained a shorter-than-benchmark duration, which contributed positively in the rising-rate environment. Additionally, our focus on high-credit-quality securities served the Fund well, as lower-rated credits underperformed on spread widening.

Q:	HOW WAS THE FUND MANAGED?

A:	We favored premium-coupon bonds over low-coupon bonds. We found better value in premium-coupon bonds, believing they would offer better performance in rising or declining interest rate scenarios. We also favored high-credit-quality securities over lower-credit-quality securities and continued to maintain a very high-quality portfolio. As of August 31, 2007, more than 90% of the portfolio was rated AA or better, more than 80% was rated AAA, and approximately 80% was either insured, pre-refunded or escrowed to maturity. Given Michigan’s struggling economy, we believe that higher-rated credits offer better value.

In an effort to enhance the Fund’s diversification, we maintained a relatively high weighting (within prospectus guidelines) on securities issued outside Michigan. We believe this is a prudent strategy in light of Michigan’s weak economy.

CREDIT QUALITY ALLOCATIONS***

AAA	84.2%
AA	9.0
A	3.7
BAA	1.6
BA & NR	1.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of August 31, 2007. The Fund’s composition is subject to change.

8   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/1/93
Without Sales Charge		2.16%	2.92%	4.12%
With Sales Charge*		(1.63)	2.13	3.73
CLASS B SHARES	9/23/96
Without CDSC		1.56	2.27	3.59
With CDSC**		(3.44)	1.90	3.59
CLASS C SHARES	2/19/05
Without CDSC		1.59	2.30	3.47
With CDSC***		0.59	2.30	3.47
SELECT CLASS SHARES	2/1/93	2.42	3.19	4.38

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/97 TO 8/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The predecessor to the Fund commenced operations on February 1, 1993. The performance data includes the performance of the Pegasus Michigan Municipal Bond Fund, which consolidated with the Fund on March 22, 1999. Returns for Class C Shares prior to its inception are based on the performance of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Michigan Municipal Bond Fund, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from August 31, 1997 to August 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index is an unmanaged index comprised of investment-grade, tax-exempt bonds with maturities of 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   9

JPMorgan Municipal Income Fund

FUND COMMENTARY
AS OF AUGUST 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	February 9, 1993
Fiscal Year End	Last day of February
Net Assets as of 8/31/2007 (In Thousands)	$1,523,879
Primary Benchmark	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index
Average Credit Quality	AA1/AA2
Duration	5.0 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Municipal Income Fund, which seeks current income exempt from federal income taxes, returned 0.23%* (Select Class Shares) for the six months ended August 31, 2007, compared to the 0.63% return for the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index during the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	During the reporting period, the primary detractors of returns were the Fund’s emphasis on housing-related and lower-rated bonds. The spread widening within these sectors negatively influenced the Fund’s performance. Municipal yields began inching upward in April, when the typical tax-season-related pressures pushed rates higher. That upward trend continued through June, as the outlook for relatively strong economic growth led to expectations for additional tightening from the Federal Reserve (Fed). In July, the sub-prime mortgage market crisis resurfaced and began creeping into other sectors. By August, municipals were negatively affected by the global re-pricing of credit risk.

Given the dramatic widening of credit and housing spreads in August, the Fund underperformed its benchmark. Although the sub-prime mortgage market crisis did not directly affect the credit quality of municipal borrowers, the risk aversion that played out in the taxable market spilled into the municipal market. As a result, the municipal market demanded greater risk premiums for spread product, such as housing bonds and lower-rated securities.

On the positive side, the Fund remained positioned favorably, given the dramatic backup in rates that occurred during the six-month period. The Fund was somewhat underweighted in the longer end of the municipal yield curve, and that positioning contributed positively to performance.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to focus on the housing and credit sectors, as well as other bonds offering a yield premium relative to the benchmark. As indicated earlier, this strategy detracted from performance due to the spread widening in those sectors. Given the uncertainty surrounding the direction of interest rates, we kept the Fund’s duration close to that of the benchmark, which helped limit the Fund’s interest rate risk relative to the index.

CREDIT QUALITY ALLOCATIONS***

AAA	64.9%
AA	18.2
A	12.1
BAA	4.7
BA & NR	0.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of August 31, 2007. The Fund’s composition is subject to change.

10   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/23/93
Without Sales Charge		2.26%	2.91%	3.96%
With Sales Charge*		(1.56)	2.13	3.56
CLASS B SHARES	1/14/94
Without CDSC		1.75	2.29	3.43
With CDSC**		(3.25)	1.92	3.43
CLASS C SHARES	11/4/97
Without CDSC		1.68	2.30	3.70
With CDSC***		0.68	2.30	3.70
SELECT CLASS SHARES	2/9/93	2.52	3.17	4.22

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/97 TO 8/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns shown for Class C Shares prior to its inception is based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Municipal Income Fund, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from August 31, 1997 to August 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index is an unmanaged index comprised of investment-grade, tax-exempt bonds with maturities of 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   11

JPMorgan Ohio Municipal Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	July 2, 1991
Fiscal Year End	Last day of February
Net Assets as of 8/31/2007 (In Thousands)	$211,723
Primary Benchmark	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index
Average Credit Quality	AAA/AA1
Duration	5.1 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Ohio Municipal Bond Fund, which seeks current income exempt from federal income tax and Ohio personal income tax, consistent with the preservation of principal, returned 0.38%* (Select Class Shares) for the six months ended August 31, 2007, compared to the 0.63% return for the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index during the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	During the reporting period, approximately 90% of the portfolio was invested in securities rated AA or better. Within the benchmark, approximately 92% was rated AA or better. In a period in which higher-quality securities generated the best performance, this slight difference detracted from the Fund’s relative performance. Municipal yields began inching upward in April in response to the typical rise in new bond issuance and tax-season pressures. This trend continued into June, when concerns regarding the strength of the economy took over, and market consensus switched from the early-in-the-year belief that the Federal Reserve (Fed) would ease the fed funds rate to the opinion the next move would be a tightening. The rise in interest rates was further augmented by the resurfacing of the sub-prime mortgage market crisis, which began to migrate into the other fixed income sectors. As investors began to re-price risk, lower-rated securities experienced spread widening, while Treasury yields declined in a flight to quality. Overall, tax-free interest rates rose, the yield curve steepened and quality spreads widened during the six-month period. The net result was a decline in prices among municipal securities, and the positive influence on performance was entirely due to income.

Our duration strategy contributed favorably to the Fund’s six-month performance. Despite a slight extension in duration, the Fund’s interest rate sensitivity remained shorter than that of the benchmark. This was a positive factor in the rising-rate, yield-curve-steepening environment.

Q:	HOW WAS THE FUND MANAGED?

A:	Although we maintained a slightly defensive interest rate strategy relative to the benchmark, we modestly extended the Fund’s option-adjusted duration throughout the period to keep pace with the benchmark. Specifically, we extended duration from 4.9 years at the beginning of the period to a close-to-benchmark 5.1 years by the end. This compares to the benchmark’s duration of 4.8 years at the beginning of the period and 5.2 years as of August 31, 2007.

We continued to favor high-quality, intermediate-term securities. Given the single-state nature of the Fund, we held investments in most market sectors. Nevertheless, we continued to avoid the corporate-backed sector, due to the still-tight yield spreads and potential credit concerns should the economy weaken. We also maintained a tax-conscious portfolio, managing the Fund with the shareholder’s tax position in mind. In particular, the number of holdings subject to the alternative minimum tax (AMT) remained relatively small.

CREDIT QUALITY ALLOCATIONS***

AAA	76.2%
AA	13.6
A	5.9
BAA	4.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of August 31, 2007. The Fund’s composition is subject to change.

12   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		2.28%	2.83%	3.99%
With Sales Charge*		(1.54)	2.04	3.59
CLASS B SHARES	1/14/94
Without CDSC		1.61	2.19	3.44
With CDSC**		(3.39)	1.82	3.44
CLASS C SHARES	2/19/05
Without CDSC		1.57	2.18	3.31
With CDSC***		0.57	2.18	3.31
SELECT CLASS SHARES	7/2/91	2.45	3.08	4.24

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/97 TO 8/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception are based on the performance of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Ohio Municipal Bond Fund, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from August 31, 1997 to August 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index is an unmanaged index comprised of investment-grade, tax-exempt bonds with maturities of 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   13

JPMorgan Short Term Municipal Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	May 4, 1998
Fiscal Year End	Last day of February
Net Assets as of 8/31/2007 (In Thousands)	$236,771
Primary Benchmark	Lehman Brothers Short Municipal Bond Index
Average Credit Quality	AA2/AA3
Duration	2.1 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Short Term Municipal Bond Fund, which seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal, returned 1.61%* (Select Class Shares) for the six months ended August 31, 2007, compared to the 1.75% return for the Lehman Brothers Short Municipal Bond Index during the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	During the reporting period, the Fund’s modest “barbelled” yield-curve positioning, where we focused on securities at the short and long ends of our targeted maturity range, detracted from performance. This was due to the steepening of the municipal yield curve, which occurred as investors updated their expectations for a fed rate cut at the September Federal Open Market Committee (FOMC) meeting. Municipal yields began inching upward in April, when the typical tax-season-related pressures pushed rates higher. That upward trend continued through June, as the outlook for relatively strong economic growth led to expectations for additional tightening from the Federal Reserve (Fed). Then, as the sub-prime mortgage market crisis resurfaced and began creeping into other sectors, investors scrambled to re-price risk, which led to spread widening among lower-rated securities. Treasury yields declined in the flight to quality, while yields on other securities moved up. In the final week of the period, some municipal rates declined slightly but, overall, rates were either flat or moving upward. Prices on municipal securities fell, and the positive influence on performance for the period came from income.

Our general underweight in certain sectors, especially tobacco securitization, contributed favorably to performance versus the benchmark. Many sectors characterized by lower credit quality, including the tobacco industry, experienced spread widening during the latter part of the period and, therefore, underperformed.

Q:	HOW WAS THE FUND MANAGED?

A:	We managed the Fund with an eye toward improving the Fund’s overall credit quality. We believed credit spreads had contracted to the point at which little additional upside movement was likely. As lower-quality paper matured, we focused on replacing it with essential-service sector bonds and pre-refunded securities. This strategy of upgrading the Fund’s credit quality paid off handsomely as lower-credit-quality sectors started to underperform their higher-rated counterparts for the first time in several years.

CREDIT QUALITY ALLOCATIONS***

AAA	48.0%
A	22.3
AA	19.9
BAA	9.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of August 31, 2007. The Fund’s composition is subject to change.

14   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/4/98
Without Sales Charge		3.02%	2.23%	3.20%
With Sales Charge*		0.73	1.76	2.95
CLASS B SHARES	5/4/98
Without CDSC		2.48	1.71	2.87
With CDSC**		(0.52)	1.71	2.87
CLASS C SHARES	11/1/01	2.56	1.72	2.69
SELECT CLASS SHARES	5/4/98	3.29	2.48	3.49

*	Sales Charge for Class A Shares is 2.25%.

**	Assumes 3% CDSC (contingent deferred sales charge) for the one-year period and 0% CDSC for the five-year period and thereafter.

LIFE OF FUND PERFORMANCE (5/4/98 TO 8/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The predecessor to the Fund commenced operations on May 4, 1998. The performance data includes the performance of the Pegasus Short Municipal Bond Fund for the period before it was consolidated with the Fund on March 22, 1999. Returns for Class C Shares prior to its inception are based on the performance of Select Class Shares. Returns for Class C Shares have been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short Term Municipal Bond Fund, the Lehman Brothers Short Municipal Bond Index, and the Lipper Short Municipal Debt Funds Index from May 4, 1998 to August 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Lehman Brothers Short Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Short Municipal Bond Index is an index based on the performance of investment-grade, tax-exempt municipal bonds with short-term maturities. The Lipper Short Municipal Debt Funds Index represents the total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Because Class B shares automatically convert to Class A shares after 6 years, the Since Inception average total return shown above for Class B reflects Class A performance for the period after conversion.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   15

JPMorgan Tax Free Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	March 1, 1988
Fiscal Year End	Last day of February
Net Assets as of 8/31/2007 (In Thousands)	$966,247
Primary Benchmark	Lehman Brothers Municipal Bond Index
Average Credit Quality	AAA/AA1
Duration	6.0 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Free Bond Fund, which seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal, returned –0.47%* (Class A Shares, no sales charge) for the six months ended August 31, 2007, compared to the –0.57% return for the Lehman Brothers Municipal Bond Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Municipal yields began inching upward in April, when the typical tax-season-related pressures pushed rates higher. That upward trend continued through June, as the outlook for relatively strong economic growth led to expectations for additional tightening from the Federal Reserve (Fed). Then, the sub-prime mortgage market crisis resurfaced and began creeping into other sectors. As investors scrambled to re-price risk, lower-rated securities experienced spread widening. Treasury yields declined in the flight to quality, while yields on other securities moved up. In the final week of the period, some municipal rates declined slightly, but overall, rates were either flat or moving upward. Prices on municipal securities fell, and the positive influence on performance for the period came from income.

The Fund’s overweight to California-issued paper contributed positively to performance, because California issues outperformed the broad-based municipal market during the six-month period. In addition, our quality strategy helped performance. In particular, our focus on high-quality securities was an effective strategy, given the troubles plaguing lower-quality sectors and securities. Furthermore, our underweight to longer-term securities also was a positive factor in the rising-rate environment. Bonds with longer maturities experienced greater price declines as rates increased.

Our overweight to non-callable securities, which underperformed during the period, detracted from the Fund’s performance. In addition, the Fund was overweight in tobacco paper, relative to the index.

Q:	HOW WAS THE FUND MANAGED?

A:	Throughout most of the period, the Fund was underweight the longer end of the yield curve. We increased the Fund’s exposure to California-issued bonds, and as spreads on these securities tightened during the period, they helped the Fund’s overall performance. We also maintained our high-quality bias, which aided performance, and continued to sell specialty-state paper into pockets of retail demand.

Toward the end of the period, we maintained the Fund’s neutral duration position relative to the benchmark. This effort helped limit the Fund’s interest rate risk compared to the index. As is consistent with our tax-advantaged strategy, we maintained the Fund’s relatively low exposure (approximately 2%) to securities subject to the alternative minimum tax (AMT).

CREDIT QUALITY ALLOCATIONS***

AAA	77.3%
AA	10.8
A	8.9
BAA	3.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of August 31, 2007. The Fund’s composition is subject to change.

16   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/1/88
Without Sales Charge		1.81%	3.44%	4.57%
With Sales Charge*		(2.04)	2.66	4.17
CLASS B SHARES	4/4/95
Without CDSC		1.11	2.75	4.00
With CDSC**		(3.89)	2.39	4.00
SELECT CLASS SHARES	2/1/95	1.93	3.65	4.80

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/97 TO 8/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The predecessor to the Fund commenced operations on March 1, 1988. The performance data includes the performance of the Pegasus Municipal Bond Fund and its predecessor for the period before it was consolidated with the Fund on March 22, 1999.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Tax Free Bond Fund, Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Funds Index from August 31, 1997 to August 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Lehman Brothers Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper General Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Municipal Bond Index is an index based on the performance of the municipal bond market as a whole. The Lipper General Municipal Debt Funds Index represents the total returns of the 30 largest mutual funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 3.75% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   17

JPMorgan West Virginia Municipal Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	January 20, 1997
Fiscal Year End	Last day of February
Net Assets as of 8/31/2007 (In Thousands)	$91,390
Primary Benchmark	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index
Average Credit Quality	AAA/AA1
Duration	5.1 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan West Virginia Municipal Bond Fund, which seeks current income exempt from federal income tax and West Virginia personal income tax, consistent with the preservation of principal, returned 0.66%* (Select Class Shares) during the six months ended August 31, 2007, compared to the 0.63% return for the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index for the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Municipal yields began inching upward in April, when the typical tax-season-related pressures pushed rates higher. That upward trend continued through June, as the outlook for relatively strong economic growth led to expectations for additional tightening from the Federal Reserve (Fed). In July, the sub-prime mortgage market crisis resurfaced and began creeping into other sectors and, by August, municipals were negatively affected by the global re-pricing of credit risk. For the six-month period, municipal yields rose and the yield curve steepened.

The Fund outperformed its benchmark for the period, with our yield-curve positioning contributing positively to performance. In particular, the Fund was overweight in the shortest part of the curve, which was the best-performing part of the curve for the six-month period. Additionally, we maintained a shorter-than-benchmark duration, which contributed positively in the rising-rate environment. Furthermore, our focus on high-credit-quality securities served the Fund well, as lower-rated credits underperformed on spread widening.

The longest-maturity bonds in the Fund were the worst performers. In addition, bonds with credit ratings lower than AAA underperformed the highest-quality securities. Fortunately, these areas of underperformance did not significantly influence the Fund’s results. This was due to the fact that most of the Fund’s securities were rated AA or better, and our holdings remained broadly diversified by maturity.

Q:	HOW WAS THE FUND MANAGED?

A:	We favored premium-coupon bonds over low-coupon bonds, because we believed premium-coupon bonds offered better value and would perform better in rising or declining interest-rate scenarios. We also continued to favor high-credit-quality securities over lower-credit-quality securities, as demonstrated by the Fund’s high-quality bias. For example, as of the end of the six-month period, more than 95% of the Fund was rated AA or better, more than 90% was rated AAA, and more than 94% was either insured, pre-refunded or escrowed to maturity.

CREDIT QUALITY ALLOCATIONS***

AAA	92.9%
AA	3.6
A	3.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of August 31, 2007. The Fund’s composition is subject to change.

18   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/20/97
Without Sales Charge		2.43%	2.86%	4.02%
With Sales Charge*		(1.39)	2.07	3.62
CLASS B SHARES	1/20/97
Without CDSC		1.75	2.20	3.50
With CDSC**		(3.25)	1.83	3.50
SELECT CLASS SHARES	1/20/97	2.62	3.12	4.29

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/97 TO 8/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan West Virginia Municipal Bond Fund, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from August 31, 1997 to August 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index is an unmanaged index comprised of investment-grade, tax-exempt bonds with maturities of 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   19

JPMorgan Arizona Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 97.5%
	Municipal Bonds — 97.5%
	Arizona — 86.8%
835	Arizona Municipal Financing Program, Series 20, COP, VAR, BIG, 7.70%, 08/01/10 (p)	899
2,500	Arizona Power Authority, Crossover, Series A, Rev., SO, 5.25%, 10/01/17	2,723
	Arizona School Facilities Board,
1,500	Series A, COP, MBIA, 5.00%, 09/01/12	1,582
3,000	Series A, COP, MBIA, 5.25%, 03/01/13 (p)	3,214
2,850	Arizona School Facilities Board, State School Improvement, Rev., 5.25%, 07/01/12 (p)	3,045
	Arizona State Transportation Board Highway,
500	Rev., 6.00%, 07/01/09	520
2,000	Series A, Rev., 5.25%, 07/01/12	2,159
3,000	Series B, Rev., 5.25%, 07/01/12	3,163
	Arizona State University,
1,500	Rev., FSA, 5.25%, 07/01/12	1,602
2,000	Rev., FSA, 5.25%, 07/01/12	2,138
2,630	Series A, COP, FSA, 5.00%, 11/01/11	2,751
	Arizona State University, Board of Regents,
2,000	COP, MBIA, 5.00%, 07/01/17	2,121
1,000	COP, MBIA, 5.00%, 07/01/17	1,054
	Arizona Student Loan Acquisition Authority,
1,030	Series A-1, Rev., GTD Student Loans, 5.40%, 11/01/09	1,063
1,000	Series A-1, Rev., GTD Student Loans, 5.88%, 11/01/09	1,048
	Arizona Water Infrastructure Finance Authority, Water Quality,
1,000	Series A, Rev., 5.38%, 10/01/09	1,039
2,250	Series A, Rev., 5.38%, 10/01/11 (p)	2,392
1,600	Series A, Rev., 5.50%, 10/01/09	1,667
1,110	Series A, Rev., 5.63%, 10/01/09	1,160
2,000	Series A, Rev., 5.75%, 10/01/09	2,097
2,475	Central Arizona Water Conservation District, Central Arizona Project, Rev., MBIA, 4.75%, 10/09/07	2,477
1,665	City of Casa Grande, Excise Tax, Rev., AMBAC, 5.00%, 04/01/14	1,729
3,000	City of Gilbert, GO, MBIA, 5.00%, 07/01/16	3,219
1,520	City of Glendale IDA, Midwestern University, Rev., 5.00%, 05/15/14	1,579
1,090	City of Mesa, GO, FGIC, 5.38%, 07/01/14	1,187
3,000	City of Mesa IDA, Discovery Health Systems, Series A, Rev., MBIA, 5.63%, 01/01/10 (p)	3,157
1,000	City of Mesa, Street & Highway, Rev., FSA, 5.00%, 07/01/12	1,056
3,000	City of Mesa, Utility Systems, Rev., FGIC, 5.00%, 07/01/20	3,196
	City of Peoria,
1,000	GO, FGIC, 5.00%, 04/01/09 (p)	1,020
850	GO, FGIC, 5.40%, 04/01/09 (p)	872
2,000	City of Phoenix, GO, 5.88%, 07/01/10 (p)	2,114
135	City of Phoenix IDA, Statewide, Series A, Rev., GNMA/FNMA/FHLMC COLL, 5.35%, 12/01/07	136
690	City of Phoenix, Street & Highway, Rev., 6.50%, 10/09/07 (p)	712
2,500	City of Phoenix, Street & Highway, Capital Appreciation, Junior Lien, Series A, Rev., FGIC, Zero Coupon, 07/01/12	2,071
2,000	City of Phoenix, Various Purpose, Series A, GO, 5.00%, 07/01/16	2,151
	City of Scottsdale,
655	GO, 5.25%, 07/01/11 (p)	697
2,000	GO, 5.75%, 07/01/09 (p)	2,072
1,345	City of Scottsdale, Unrefunded Balance, GO, 5.25%, 07/01/11	1,424
2,500	City of Scottsdale IDA, Scottsdale Memorial Hospital, Series A, Rev., AMBAC, 6.13%, 09/01/17	2,550
	City of Tempe, Excise Tax,
1,125	Rev., 5.00%, 07/01/16	1,204
970	Series A, Rev., 5.63%, 07/01/09 (p)	1,003
1,000	City of Tucson, Airport Authority, Inc., Rev., FSA, 5.00%, 06/01/12	1,050
1,725	City of Tucson, Street & Highway, Junior Lien, Series 1994-E, Rev., FGIC, 5.50%, 07/01/10 (p)	1,809
	Greater Arizona Development Authority,
1,000	Series A, Rev., MBIA, 5.00%, 08/01/15	1,035
1,235	Series A, Rev., MBIA, 5.60%, 08/01/08	1,279
2,000	Maricopa County, Elementary School District No. 28-Kyrene Elementary, Capital Appreciation, Series C, GO, FGIC, Zero Coupon, 01/01/11	1,758
1,265	Maricopa County, School District No. 38-Madison Elementary, Project of 2004, Series A, GO, MBIA, 5.00%, 07/01/15	1,325
1,000	Maricopa County, High School District No 210-Phoenix, GO, FSA, 5.25%, 07/01/19	1,092
2,950	Maricopa County IDA, Capital Appreciation, Series 1983A, Rev., Zero Coupon, 12/31/14 (p)	2,199
500	Maricopa County IDA, St. Joseph’s Hospital & Medical Center Projects, Rev., 6.20%, 11/01/11 (p)	538

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Arizona — Continued
1,225	Maricopa County, Unified School District No. 4-Mesa, GO, FSA, 5.00%, 07/01/11	1,284
1,020	Maricopa County, Unified School District No. 11-Peoria, Unrefunded Balance, School Improvement, GO, FGIC, 4.75%, 07/01/11	1,052
	Maricopa County, Unified School District No. 69-Paradise Valley,
3,100	GO, AMBAC, 5.80%, 07/01/09	3,214
1,000	GO, MBIA, 6.35%, 07/01/10	1,071
1,000	Maricopa County, Unified School District No. 69-Paradise Valley, Certificates Ownership, Series A, GO, FGIC, 5.25%, 07/01/14	1,083
1,905	Navajo County Unified School District No. 20, Projects of 2005, Series A, Rev., MBIA, 5.00%, 07/01/18	2,032
1,500	Northern Arizona University, COP, AMBAC, 5.00%, 09/01/15	1,549
3,000	Phoenix Civic Improvement Corp., Sub Lien, Series B, Rev., MBIA, 5.00%, 07/01/15	3,200
1,380	Phoenix Civic Improvement Corp., Airport Improvement, Senior Lien, Series B, Rev., 6.00%, 10/09/07	1,383
165	Pima County IDA, Series A, Rev., 6.40%, 10/09/07	165
	Pima County, Justice Building Project,
1,065	Series A, COP, AMBAC, 5.00%, 07/01/16	1,130
1,000	Series A, COP, AMBAC, 5.00%, 07/01/17	1,061
1,560	Pima County, Unified School District No.12-Sunnyside, GO, FSA, 5.00%, 07/01/14	1,667
	Scottsdale Municipal Property Corp.,
2,500	Rev., 5.00%, 07/01/14	2,673
3,000	Rev., 5.00%, 07/01/17	3,229
	Show Low IDA, Navapache Regional Medical Center,
1,000	Series A, Rev., ACA, 5.13%, 12/01/07	1,002
1,000	Series A, Rev., ACA, 5.50%, 12/01/07	1,011
3,000	Tucson & Prima County IDA, Series B, Rev., GNMA/FNMA/FHLMC, 4.60%, 06/01/17	3,036
	University of Arizona,
1,365	Series A, COP, AMBAC, 5.00%, 06/01/15	1,419
145	Series A, COP, AMBAC, 5.50%, 06/01/12	155
1,555	Series A, COP, AMBAC, 5.50%, 06/01/12 (p)	1,676
1,000	Series B, COP, AMBAC, 5.00%, 06/01/15	1,032
1,100	Yavapai County IDA, Yavapai Regional Medical Center, Series A, Rev., FSA, 5.13%, 10/09/07	1,121
3,000	Yuma County IDA, Multi-Family Mortgage, Series A, Rev., AMT, GNMA COLL, 6.10%, 09/20/09	3,216
1,000	Yuma County IDA, Yuma Regional Medical Center, Rev., MBIA, 5.50%, 10/09/07 (p)	1,021
		125,630
	California — 2.2%
3,000	State of California, GO, 5.00%, 09/01/16	3,171
	Illinois — 1.4%
1,000	City of Chicago, Wastewater Transmission Series B, Rev., FGIC, 5.00%, 01/01/17	1,042
1,000	State of Illinois, GO, 5.00%, 01/01/16	1,042
		2,084
	New York — 1.5%
2,000	New York City, Series D, GO, FGIC-TCRS, 5.00%, 11/01/14	2,089
	Ohio — 2.2%
1,500	City of Cincinnati, Water System, Series A, Rev., 5.00%, 12/01/16	1,593
1,500	City of Cleveland, Airport System Series C, Rev., FSA, VAR, 5.00%, 01/01/17	1,569
		3,162
	Texas — 2.7%
2,000	Dallas Area Rapid Transit, Senior Lien, Rev., AMBAC, 5.00%, 12/01/16	2,133
1,700	Eagle Mountain & Saginaw Independent School District, School Building, GO, PSF-GTD, 5.00%, 08/15/17	1,774
		3,907
	West Virginia — 0.7%
1,000	West Virginia School Building Authority, Capital Improvement, Series A, Rev., FGIC, 5.00%, 07/01/16	1,071
	Total Long-Term Investments (Cost $138,965)	141,114

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   21

JPMorgan Arizona Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short-Term Investment — 1.3%
	Investment Company — 1.3%
1,901	JPMorgan Tax Free Money Market Fund, Institutional Class (b) (m) (Cost $1,901)	1,901
	Total Investments — 98.8% (Cost $140,866)	143,015
	Other Assets In Excess of Liabilities — 1.2%	1,672
	NET ASSETS — 100.0%	$144,687

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

JPMorgan Kentucky Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 100.8%
	Municipal Bonds — 100.8%
	Arizona — 0.9%
1,000	Tucson & Prima Counties, IDA, Capital Appreciation, Series 1983 A, Rev., Zero Coupon, 12/01/14 (p)	748
	California — 5.0%
	San Marcos, Public Facilities Authority, Custody Receipts,
1,990	Rev., Zero Coupon, 03/01/14 (p)	1,535
1,715	Rev., Zero Coupon, 01/01/19 (p)	1,032
2,850	Rev., Zero Coupon, 09/01/19 (p)	1,665
		4,232
	Colorado — 0.9%
1,000	El Paso County, Capital Appreciation, Series A, Rev., Zero Coupon, 09/01/15 (p)	719
	Kansas — 2.2%
1,600	Kansas City, Single Family Municipal Multiplier, Series A, Rev., FHLMC COLL, Zero Coupon, 12/01/14 (p)	1,193
1,000	Saline County, Single-Family Mortgage, Rev., Zero Coupon, 12/01/15 (p)	710
		1,903
	Kentucky — 83.6%
	Boone County, School District Finance Corp., School Building,
1,740	Series B, Rev., 5.38%, 08/01/10 (m) (p)	1,836
1,000	Series B, Rev., FSA, 5.38%, 08/01/10 (p)	1,055
1,225	Christian County, Public Courthouse Corp., District Court Facility Project, Rev., 5.10%, 11/01/10 (p)	1,287
1,010	City of Bowling Green, GO, 5.25%, 06/01/10	1,055
	City of Richmond Water, Gas & Sewer,
100	Series A, Rev., MBIA, 5.00%, 07/01/08	103
255	Series B, Rev., MBIA, 5.00%, 07/01/08	262
	Fayette County, School District Finance Corp.,
2,000	Rev., 5.38%, 09/15/09 (p)	2,084
1,000	Rev., 5.50%, 09/15/09 (p)	1,044
1,645	Rev., 5.50%, 06/01/10 (p)	1,737
450	Greater Kentucky Housing Assistance Corp., Mortgage, Multi-Family Housing, Section 8 Assisted, Series A, Rev., FHA, 5.90%, 10/09/07	451
2,465	Hardin County, School District Finance Corp., Rev., 5.50%, 02/01/10 (p)	2,590
1,000	Jefferson County, Capital Projects, Series A, Rev., FSA, 4.25%, 06/01/17	947
930	Jefferson County, Health Facilities, Jewish Hospital Healthcare Services, Inc., Rev., 5.65%, 10/09/07	949
	Jefferson County, School District Finance Corp.,
2,160	Series A, Rev., FSA, 4.50%, 07/01/16	2,166
1,000	Series A, Rev., FSA, 5.00%, 04/01/11	1,040
1,320	Series A, Rev., FSA, 5.25%, 07/01/09	1,365
1,000	Series A, Rev., FSA, 5.25%, 01/01/10 (p)	1,044
1,000	Series B, Rev., FSA, 5.25%, 07/01/09 (p)	1,037
2,115	Kenton County Airport Board, Cincinnati/Northern Kentucky, Series C, Rev., AMT, MBIA, 5.00%, 03/01/11	2,187
1,500	Kentucky Asset Liability Commission, University of Kentucky Project, Series A, Rev., AMBAC, 4.00%, 10/01/16	1,486
425	Kentucky Economic Development Finance Authority, Catholic Health Initiatives, Series A, Rev., 5.38%, 06/01/08 (p)	434
1,245	Kentucky Economic Development Finance Authority, Mortgage South Center Nursing, Series A, Rev., MBIA, FHA, 6.00%, 01/01/08 (p)	1,316
1,000	Kentucky Municipal Power Agency, Prairie State Project, Series A, Rev., MBIA, 5.25%, 09/01/17	1,060
1,000	Kentucky State Property & Buildings Commission, Project No. 63, Rev., 5.10%, 11/01/09 (p)	1,029
2,000	Kentucky State Property & Buildings Commission, Project No. 64, Rev., MBIA, 5.75%, 11/01/09 (p)	2,084
715	Kentucky State Property & Buildings Commission, Project No. 65, Rev., 6.00%, 02/01/10 (p)	753
1,500	Kentucky State Property & Buildings Commission, Project No. 66, Series A, Rev., MBIA, 5.60%, 05/01/10 (p)	1,572
1,500	Kentucky State Property & Buildings Commission, Project No. 67, Rev., 5.13%, 09/01/10 (p)	1,561
1,000	Kentucky State Property & Buildings Commission, Project No. 71, Rev., MBIA-IBC, 5.50%, 08/01/12	1,078
1,335	Kentucky State Property & Buildings Commission, Project No. 73, Rev., 5.25%, 11/01/11	1,411
1,000	Kentucky State Property & Buildings Commission, Project No. 76, Rev., AMBAC, 5.50%, 08/01/20	1,114

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   23

JPMorgan Kentucky Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Kentucky — Continued
1,000	Kentucky State Property & Buildings Commission, Project No. 82, Rev., FSA, 5.25%, 10/01/18	1,090
	Kentucky State Property & Buildings Commission, Project No. 84,
1,000	Rev., MBIA, 5.00%, 08/01/21	1,064
1,175	Rev., MBIA, 5.00%, 08/01/22	1,249
1,500	Kentucky State Property & Buildings Commission, Project No. 85, Rev., FSA, 5.00%, 08/01/15 (p)	1,607
	Kentucky State Property & Buildings Commission, Project No. 87,
1,000	Rev., FGIC, 5.00%, 03/01/17	1,054
2,500	Rev., FGIC, 5.00%, 03/01/17	2,621
1,000	Kentucky State Turnpike Authority, Series B, Rev., AMBAC, 5.00%, 07/01/16	1,071
1,000	Kentucky State Turnpike Authority, Capital Appreciation Revitalization, Rev., FGIC, Zero Coupon, 01/01/10	915
70	Kentucky State Turnpike Authority, Resource Recovery, Rev., 6.63%,10/09/07 (p)	71
	Kentucky State Turnpike Authority, Revitalization Projects,
2,500	Rev., AMBAC, 5.50%, 07/01/08	2,538
1,000	Rev., AMBAC, 5.50%, 07/01/09	1,033
1,000	Rev., AMBAC, 6.50%, 07/01/08	1,023
1,000	Series A, Rev., AMBAC, 5.50%, 07/01/11	1,065
25	Kentucky State Turnpike Authority, Toll Road, Rev., 6.13%, 10/09/07 (p)	25
	Lexington-Fayette County, Urban County Government,
1,000	Series A, Rev., 5.00%, 07/01/11	1,048
1,000	Series D, GO, MBIA, 4.00%, 11/01/16	975
1,495	Louisville & Jefferson County, Metro Government Board of Water Works, Rev., 5.00%, 11/15/16	1,606
	Louisville & Jefferson County, Metropolitan Sewer District,
1,000	Series A, Rev., AMBAC, 5.00%, 05/15/16	1,060
1,500	Series A, Rev., FGIC, 5.50%, 11/15/09	1,567
	Louisville & Jefferson County, Regional Airport Authority,
1,000	Series A, Rev., FSA, 5.75%, 07/01/11	1,068
1,420	Series A, Rev., MBIA, 6.00%, 10/09/07	1,450
	Louisville Regional Airport Authority,
1,000	Rev., AMBAC, 5.00%, 07/01/15	1,023
1,000	Rev., AMBAC, 5.00%, 07/01/15	1,020
1,000	Louisville Waterworks Board, Water System, Rev., FSA, 5.13%, 11/15/10	1,039
1,090	McCracken County, Mercy Health Systems, Series A, Rev., MBIA, 6.40%, 10/09/07	1,092
1,260	Northern Kentucky University, Student Housing Facilities Project, COP, AMBAC, 5.00%, 12/01/09	1,278
1,060	Oldham County, School District Financial, Rev., MBIA, 5.00%, 05/01/14	1,120
		70,909
	Louisiana — 4.7%
335	Louisiana Housing Finance Agency, Single Family Mortgage, Series A-1, Rev., GNMA/FNMA, 6.65%, 12/01/07	339
1,000	Louisiana Public Facilities Authority, Custodial Receipts, Series B, Rev., Zero Coupon, 12/01/19 (p)	576
4,300	New Orleans Home Mortgage Authority, Compound Interest, Series A, Rev., MBIA, VEREX, Zero Coupon, 10/01/15 (p)	3,074
		3,989
	Puerto Rico — 2.7%
1,480	Commonwealth of Puerto Rico, Capital Appreciation, GO, MBIA-IBC, Zero Coupon, 07/01/17	979
2,000	Puerto Rico Highway & Transportation Authority, Series A, Rev., AMBAC, Zero Coupon, 07/01/17	1,323
		2,302
	Texas — 0.8%
1,000	Central Housing Finance Corp., Single Family Mortgage, Rev., VA/PRIV MTGS, Zero Coupon, 09/01/16 (p)	681
	Total Long-Term Investments — 100.8% (Cost $82,438)	85,483
	Liabilities in Excess of Other Assets — (0.8)%	(676)
	NET ASSETS — 100.0%	$84,807

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

JPMorgan Louisiana Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 98.2%
	Municipal Bonds — 98.2%
	California — 1.5%
1,000	State of California, Variable Purpose, GO, 5.00%, 09/01/16	1,057
	Louisiana — 92.4%
1,230	Ascension Parish, Gravity Drain, District No. 1, East Ascension, Series ST-96, Rev., FGIC, 5.50%, 10/09/07	1,232
1,000	Calcasieu Parish Public Trust Authority, Student Lease, McNeese Student Housing Project, Rev., MBIA, 5.38%, 05/01/11	1,049
1,125	Calcasieu Parish School District No. 30, Ward 4, Public School Improvement, GO, FSA, 5.00%, 02/15/12	1,151
1,815	City of New Orleans, Capital Appreciation, GO, AMBAC, Zero Coupon, 09/01/17	1,154
495	City of New Orleans, Home Mortgage Authority, SO, 6.25%, 01/15/11 (p)	527
	City of New Orleans, Sewer Service,
1,000	Rev., FGIC, 5.38%, 06/01/10	1,044
1,000	Rev., MBIA, 5.00%, 06/01/08	1,014
	City of Shreveport, Certificates of Indebtedness,
1,000	Series A, Rev., AMBAC, 5.00%, 10/01/09	1,031
1,000	Series A, Rev., AMBAC, 5.50%, 10/01/09	1,051
	East Baton Rouge Parish, Public Improvement, Sales & Use Tax,
3,905	Series A, Rev., FGIC, 5.50%, 02/01/09 (p)	4,039
15	Iberia Home Mortgage Authority, Single Family Mortgage, Rev., 7.38%, 10/09/07	15
1,000	Jefferson Sales Tax District, Rev., AMBAC, 5.00%, 12/01/15	1,035
	Lafayette Parish, Public Improvement, Sales Tax,
1,195	Series B, Rev., FGIC, 5.45%, 03/01/09 (p)	1,243
1,985	Series B, Rev., FGIC, 5.60%, 03/01/09 (p)	2,068
1,500	Louisiana Energy & Power Authority, Rev., FSA, 5.75%, 01/01/13	1,631
	Louisiana Housing Finance Agency, Single Family Mortgage,
25	Series B-1, Rev., GNMA/FNMA COLL, 6.00%, 10/09/07	25
325	Series B-2, AMT, Rev., GNMA/FNMA, FHA/VA MTGS, 4.80%, 12/01/07	326
10	Series D-2, AMT, Rev., GNMA/FNMA COLL, 6.10%, 10/09/07	10
3,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Capital Projects & Equipment Acquisition, Rev., AMBAC, 5.25%, 12/01/18	3,180
1,775	Louisiana Local Government Environmental Facilities & Community Development Authority, Lake Charles Public Improvement Projects, Rev., AMBAC, 5.00%, 05/01/17	1,868
	Louisiana Office Facilities Corp., Capitol Complex Program,
2,055	Rev., AMBAC, 5.50%, 05/01/11	2,174
1,000	Series A, Rev., MBIA, 5.13%, 03/01/09	1,028
1,000	Series A, Rev., MBIA, 5.38%, 03/01/09	1,031
1,220	Series A, Rev., MBIA, 5.50%, 03/01/09	1,262
35	Louisiana Public Facilities Authority, Alton Ochsner Medical Foundation Project, Series B, Rev., MBIA, 5.75%, 10/09/07 (p)	36
	Louisiana Public Facilities Authority, Custodial Receipts, Multi-Family Carriage,
8,000	Series A, Rev., Zero Coupon, 02/01/20 (p)	4,543
7,000	Series B, Rev., Zero Coupon, 12/01/19 (p)	4,034
2,495	Louisiana Public Facilities Authority, Department of Public Safety, Rev., FSA, 5.50%, 08/01/11	2,633
1,000	Louisiana Public Facilities Authority, Dillard University Project, Rev., AMBAC, 5.00%, 02/01/08	1,022
1,475	Louisiana Public Facilities Authority, Hospital, Franciscan Missionaries, Series A, Rev., FSA, 5.50%, 07/01/12	1,573
95	Louisiana Public Facilities Authority, Hospital, Pendleton Memorial Methodist, Rev., 5.00%, 06/01/08 (p)	96
	Louisiana Public Facilities Authority, Women’s Hospital Foundation Project,
1,000	Rev., FGIC, 5.00%, 04/01/15	1,022
500	Rev., FSA, 6.00%, 10/01/10 (p)	533
2,000	Louisiana Public Facilities Authority, Xavier University of Louisiana Project, Rev., MBIA, 5.13%, 09/01/12	2,040
1,000	Louisiana Stadium & Exposition District, Hotel Occupancy Tax & Stadium, Series B, Rev., FGIC, 5.25%, 07/01/09 (p)	1,046
1,000	Orleans Parish, Parishwide School District, Series A, GO, FGIC, 5.13%, 03/01/08	1,005
250	Orleans Parish, School Board, GO, FGIC, 5.30%, 10/09/07	250
555	Orleans Parish, School Board, Public School, Capital Refinancing, Rev., MBIA, 6.00%, 06/01/09	575
1,000	Ouachita Parish, Hospital Service District 1, Glenwood Regional Medical Center, Rev., FSA, 5.70%, 05/15/10 (p)	1,051

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   25

JPMorgan Louisiana Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Louisiana — Continued
1,675	Port New Orleans Board of Commissioners, Rev., AMBAC, 5.63%, 04/01/11	1,739
530	St. Tammany Parish, Public Trust Financing Authority, Christwood Project, Rev., CIFG, 5.25%, 11/15/08 (i)	532
	State of Louisiana,
1,500	Series A, GO, FGIC, 5.25%, 11/15/10 (p)	1,570
1,000	Series A, GO, FGIC, 5.50%, 05/15/11	1,050
2,875	Series A, GO, MBIA, 5.80%, 08/01/10	3,040
250	Series B, GO, MBIA, 5.60%, 08/01/08	254
3,500	Series B, GO, MBIA, 5.63%, 08/01/13	3,837
1,500	Series C, GO, FSA, 5.00%, 05/01/16	1,594
1,085	Tangipahoa Parish, School Board, Rev., AMBAC, 5.50%, 03/01/11	1,136
		66,399
	Massachusetts — 1.5%
1,000	Commonwealth of Massachusetts, Consolidated Loan, Series D, GO, 5.00%, 08/01/16	1,066
	Ohio — 2.8%
	Ohio Housing Finance Agency, Hillwood II Project,
755	Rev., AMT, GNMA COLL, 4.38%, 05/20/11	756
1,245	Rev., AMT, GNMA COLL, 4.70%, 05/20/16	1,256
		2,012
	Total Long-Term Investments (Cost $67,002)	70,534
SHARES
Short-Term Investment — 0.8%
	Investment Company — 0.8%
533	JPMorgan Tax Free Money Market Fund, Institutional Class (b) (m) (Cost $533)	533
	Total Investments — 99.0% (Cost $67,535)	71,067
	Other Assets In Excess of Liabilities — 1.0%	743
	NET ASSETS — 100.0%	$71,810

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

JPMorgan Michigan Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 98.3%
	Municipal Bonds — 98.3%
	Colorado — 0.7%
3,000	E-470 Public Highway Authority, Capital Appreciation, Series B, Rev., MBIA, Zero Coupon, 09/01/19	1,726
	Florida — 0.8%
2,000	Miami-Dade County, Aviation, Miami International Airport, Series B, Rev., AMT, XLCA, 5.00%, 10/01/15	2,049
	Michigan — 87.7%
2,500	Battle Creek, Tax Allocation, MBIA, 5.00%, 05/01/08	2,519
2,300	Caledonia Community Schools, GO, MBIA Q-SBLF, 5.00%, 05/01/15	2,398
	Charles Stewart Mott Community College, Building & Improvement,
1,380	GO, FGIC, 5.40%, 05/01/10 (p)	1,439
1,775	GO, FGIC, 5.50%, 05/01/10 (p)	1,856
1,675	Charles Stewart Mott Community College, Community College Facilities, GO, MBIA, 5.00%, 05/01/15	1,746
	Chelsea Economic Development Corp., United Methodist Retirement,
1,075	Rev., 5.40%, 11/15/08	1,076
2,000	Rev., 5.40%, 11/15/08	1,924
2,840	Chippewa Valley School District, GO, MBIA Q-SBLF, 5.00%, 05/01/13	3,015
4,000	City of Dearborn School District, GO, FGIC, Q-SBLF, 5.00%, 05/01/17	4,254
	City of Detroit,
2,570	Series A, GO, FSA, 5.25%, 04/01/09	2,650
1,500	Series A-1, GO, MBIA, 5.38%, 10/01/11	1,588
2,000	Series B, Rev., MBIA, 6.00%, 07/01/10	2,117
	City of Detroit, Capital Appreciation,
5,000	Series A, Rev., FGIC, Zero Coupon, 07/01/13	3,964
1,500	Series A, Rev., FGIC, Zero Coupon, 07/01/17	979
3,850	City of Detroit, Local Development Finance Authority, Tax Increment, Series A, Tax Allocation, 5.38%, 10/09/07	3,876
1,800	City of Detroit, Wayne County Stadium Authority, Rev., FGIC, 5.50%, 10/09/07	1,838
1,500	City of Grand Rapids, Water Supply, Rev., FGIC, 5.75%, 01/01/11	1,591
1,000	City of Port Huron, Series A, GO, MBIA, 5.25%, 10/01/08 (p)	1,026
	Clarkston Community Schools,
4,090	GO, AMBAC Q-SBLF, 5.00%, 05/01/08	4,122
2,580	GO, AMBAC Q-SBLF, 5.05%, 05/01/08	2,601
4,015	Detroit Sewer Disposal System, Senior Lien, Series B, Rev., MBIA, 5.25%, 07/01/17	4,293
3,000	Detroit Water System, Senior Lien, Series A, Rev., FSA, 5.00%, 07/01/16	3,166
2,075	East Grand Rapids Public School District, GO, FSA Q-SBLF, 5.00%, 05/01/14	2,171
	East Lansing School District, School Building & Site,
1,000	GO, Q-SBLF, 5.40%, 05/01/10 (p)	1,043
2,580	GO, Q-SBLF, 5.75%, 05/01/10 (p)	2,714
1,105	Emmet County Building Authority, GO, AMBAC, 5.00%, 05/01/13	1,165
1,000	Fitzgerald Public School District, School Building & Site, Series B, GO, AMBAC, 5.00%, 11/01/14 (p)	1,073
2,000	Forest Hills Public Schools, GO, 5.25%, 05/01/10 (p)	2,078
1,000	Grand Blanc Community Schools, School Building & Site, GO, FSA Q-SBLF, 5.00%, 05/01/14	1,061
1,060	Grand Ledge Public Schools District, GO, FGIC Q-SBLF, 5.00%, 05/01/15	1,102
1,370	Grand Rapids Building Authority, GO, AMBAC, 5.75%, 08/01/10	1,443
2,000	Harper Creek Community School District, GO, Q-SBLF, 5.50%, 05/01/11 (p)	2,124
2,660	Hartland Consolidated School District, GO, Q-SBLF, 5.38%, 05/01/11	2,796
1,515	Healthsource Saginaw, Inc., GO, MBIA, 5.00%, 05/01/15	1,570
1,600	Howell Public Schools, School Building & Site, GO, Q-SBLF, 5.00%, 11/01/13	1,694
	Jackson Capital Appreciation Downtown Development,
1,620	GO, FSA, Zero Coupon, 06/01/16	1,117
1,710	GO, FSA, Zero Coupon, 06/01/17	1,120
2,060	GO, FSA, Zero Coupon, 06/01/18	1,282
1,200	GO, FSA, Zero Coupon, 06/01/19	707
	Jackson Public Schools, School Building & Site,
1,130	GO, FGIC Q-SBLF, 5.60%, 05/01/10 (p)	1,184
1,405	GO, FGIC Q-SBLF, 5.65%, 05/01/10 (p)	1,474
1,620	GO, FSA Q-SBLF, 5.00%, 05/01/14	1,695
1,390	Jenison Public Schools, GO, FGIC, 5.25%, 05/01/15	1,509
1,790	Lake Orion Community School District, Series A, GO, FGIC Q-SBLF, 5.75%, 05/01/10 (p)	1,883
1,250	Lansing Community College, Building & Site, GO, MBIA, 5.00%, 05/01/13	1,299

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   27

JPMorgan Michigan Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Michigan — Continued
470	Livingston County, Building Authority, GO, 5.80%, 07/01/08	477
	Lowell Area Schools, Capital Appreciation,
5,000	GO, FGIC Q-SBLF, Zero Coupon, 05/01/14	3,812
1,425	GO, FGIC Q-SBLF, Zero Coupon, 05/01/16	986
1,155	Michigan Higher Education Facilities Authority, Calvin College Project, Limited Obligation, Rev., 5.50%, 12/01/10 (i) (p)	1,188
1,240	Michigan Higher Education Facilities Authority, Kettering University, Limited Obligation, Rev., AMBAC, 5.50%, 09/01/11	1,312
	Michigan Higher Education Student Loan Authority,
1,200	Series XII-T, Rev., AMT, AMBAC, 5.30%, 09/01/10	1,233
1,000	Series XVII-A, Rev., VAR, AMBAC, 5.75%, 12/01/07	1,009
1,500	Series XVII-F, Rev., AMT, AMBAC, 4.20%, 03/01/09	1,499
	Michigan Municipal Bond Authority, Clean Water Revolving Fund,
1,250	Rev., 5.50%, 10/01/09 (p)	1,306
2,500	Rev., 5.88%, 10/01/10 (p)	2,680
1,250	Michigan Municipal Bond Authority, Drinking Water Revolving Fund, Rev., 5.00%, 10/01/14	1,315
	Michigan Municipal Bond Authority, Local Government Lien Program,
1,055	Series 4-A, Rev., AMBAC, 5.00%, 05/01/14	1,111
1,500	Series A, Rev., FGIC, 6.00%, 12/01/13	1,500
1,245	Michigan Public Power Agency, Combustion Turbine No. 1 Project, Series A, Rev., AMBAC, 5.25%, 01/01/12	1,316
	Michigan State Building Authority, Facilities Program,
2,675	Series I, Rev., 5.25%, 10/15/09	2,754
1,250	Series I, Rev., FSA, 5.25%, 10/15/13	1,340
	Michigan State Hospital Finance Authority, Mercy Health Services,
1,000	Series R, Rev., AMBAC, 5.38%, 10/09/07 (p)	1,006
3,795	Series U, Rev., 5.63%, 10/09/07 (p)	3,838
6,875	Series W, Rev., FSA, 5.25%, 10/09/07 (p)	6,951
	Michigan State Hospital Finance Authority, Oakwood Obligation Group,
2,000	Series A, Rev., 5.00%, 07/15/14	2,070
1,030	Rev., 5.00%, 07/15/17	1,061
2,215	Michigan State Hospital Finance Authority, Port Huron Hospital Obligations, Rev., FSA, 5.38%, 10/09/07	2,217
	Michigan State Hospital Finance Authority, Sparrow Obligated Group,
1,500	Rev., MBIA, 5.00%, 05/15/15	1,547
1,000	Rev., 5.00%, 11/15/15	1,035
1,000	Rev., 5.00%, 11/15/16	1,033
500	Rev., 5.00%, 11/15/17	512
1,000	Rev., 5.00%, 11/15/17	1,018
	Michigan State Housing Development Authority, Weston Limited Obligation,
1,150	Series A, Rev., GNMA COLL, 4.10%, 12/20/14	1,119
1,880	Series A, Rev., GNMA COLL, 4.60%, 12/20/14	1,758
1,000	Michigan State Trunk Line, Rev., FSA, 5.25%, 11/01/20	1,093
1,170	Michigan Strategic Fund, Detroit Pollution Fund, Series BB, Rev., AMBAC, 7.00%, 05/01/21	1,465
1,210	Newaygo Public Schools, GO, MBIA Q-SBLF, 5.00%, 05/01/15	1,254
1,000	North Kent Sewer Authority, Rev., MBIA, 5.00%, 11/01/16	1,054
150	Northwestern Michigan College, Improvement, Unrefunded Balance, GO, FGIC, 5.60%, 10/01/09	155
2,500	Oakland County Economic Development Corp., Cranbrook Educational Community, Rev., 5.00%, 11/01/08	2,556
1,670	Oakland University, Rev., AMBAC, 5.25%, 05/15/14	1,780
	Otsego Public School District,
1,070	GO, FSA Q-SBLF, 5.00%, 05/01/17	1,138
2,275	GO, FSA Q-SBLF, 5.00%, 05/01/17	2,405
1,000	Otsego Public School District, School Building & Site, GO, FSA Q-SBLF, 5.00%, 05/01/14 (p)	1,068
800	Paw Paw Public School District, GO, FGIC Q-SBLF, 6.50%, 05/01/09	823
1,910	Pinckney Community Schools, GO, FSA Q-SBLF, 5.00%, 05/01/14	1,989
3,900	Regional Transportation Authority, Series A, Rev., MBIA, 5.75%, 07/01/14	4,327
1,000	Rochester Community School District, GO, MBIA Q-SBLF, 5.00%, 05/01/19	1,062
1,000	Rockford Public School District, GO, FSA Q-SBLF, 5.00%, 05/01/15	1,043

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Michigan — Continued
	South Lyon Community Schools, School Building & Site,
1,375	GO, FGIC, 5.25%, 11/01/12 (p)	1,475
1,935	Series II, GO, FGIC Q-SBLF, 5.00%, 05/01/15	2,011
	South Macomb Disposal Authority,
1,085	Rev., AMBAC, 5.38%, 09/01/10	1,133
1,590	Rev., AMBAC, 5.38%, 09/01/10	1,652
1,500	South Redford School District, School Building & Site, GO, MBIA Q-SBLF, 5.00%, 05/01/15	1,559
	Southfield Library Building Authority,
1,450	GO, MBIA, 5.00%, 05/01/15	1,518
1,560	GO, MBIA, 5.00%, 05/01/15	1,626
1,175	GO, MBIA, 5.30%, 05/01/10 (p)	1,223
3,100	Southfield Public Schools, School Building & Site, Series B, GO, FSA Q-SBLF, 5.13%, 05/01/14 (p)	3,334
2,085	Southgate Community School District, GO, FGIC Q-SBLF, 5.00%, 05/01/09 (p)	2,129
1,765	St. John’s Public School, GO, FGIC Q-SBLF, 5.00%, 05/01/08	1,779
	State of Michigan,
2,000	COP, AMBAC, 5.50%, 06/01/10 (p)	2,092
3,000	Rev., FSA, 5.00%, 11/01/16	3,217
3,000	Rev., FSA, 5.25%, 11/01/16	3,274
4,500	Rev., FSA, 5.25%, 11/01/17	4,923
3,130	Rev., FSA, 5.25%, 05/15/18	3,411
1,000	Rev., FSA, 5.25%, 05/15/21	1,091
1,110	Tawas City Hospital Finance Authority, St. Joseph Asset Guaranty, Series A, Rev., RADIAN-IBCC, 5.60%, 02/15/08 (p)	1,142
1,030	Tecumseh Public Schools, GO, Q-SBLF, 5.40%, 05/01/10 (p)	1,074
	University of Michigan, Hospital,
1,000	Rev., 5.00%, 12/01/10	1,040
6,000	Series A-1, Rev., 5.25%, 06/01/08	6,110
	Utica Community Schools, School Building & Site,
1,000	GO, MBIA Q-SBLF, 5.00%, 05/01/15	1,068
2,050	GO, MBIA Q-SBLF, 5.00%, 05/01/16	2,190
2,000	Walled Lake Consolidated School District, GO, Q-SBLF, 5.25%, 05/01/11	2,084
	Wayne County Charter, Airport,
1,275	Series B, Rev., MBIA, 5.25%, 12/01/08	1,306
1,500	Series D, Rev., FGIC, 5.25%, 12/01/09	1,546
1,175	Wayne County, Sewer, Series B, GO, MBIA, 5.13%, 11/01/09	1,205
	Wayne State University,
2,000	Rev., FGIC, 5.25%, 11/15/09	2,077
2,000	Rev., FGIC, 5.38%, 11/15/09	2,084
215	Wayne State University, Unrefunded Balance, Rev., AMBAC, 5.50%, 10/09/07	215
2,015	West Bloomfield School District, GO, FSA, 5.00%, 05/01/15	2,095
1,000	Western Michigan University, Rev., MBIA, 5.00%, 11/15/13	1,041
1,000	Willow Run Community Schools, GO, FSA Q-SBLF, 5.00%, 05/01/15	1,043
1,500	Wyandotte Electric, Rev., MBIA, 4.00%, 10/01/08	1,514
1,000	Zeeland Public Schools, GO, FGIC, 5.00%, 05/01/15	1,040
		229,878
	New Jersey — 1.2%
3,000	New Jersey Transportation Trust Fund Authority, Grant Anticipation Building, Series A, Rev., FGIC, 5.00%, 06/15/15	3,207
	Puerto Rico — 0.9%
2,195	Commonwealth of Puerto Rico, GO, MBIA, 6.25%, 07/01/12	2,444
	Tennessee — 1.3%
3,200	Tennessee Energy Acquisition Corp., Series A, Rev., 5.00%, 09/01/14	3,299
	Texas — 5.1%
3,000	Austin Independent School District, GO, PSF-GTD, 5.25%, 08/01/14	3,239
1,500	City of San Antonio, Rev., MBIA, 5.00%, 05/15/15	1,556
1,000	Conroe Independent School District, Series C, GO, PSF-GTD, 5.00%, 02/15/15	1,035
4,000	Texas Public Finance Authority, Building & Procurement Projects, Series A, Rev., AMBAC, 5.00%, 02/01/14	4,240
3,000	Texas State Transportation Commission, Series A, Rev., 5.25%, 04/01/14	3,236
		13,306
	Washington — 0.6%
1,500	City of Seattle, Water Systems, Rev., MBIA, 5.00%, 09/01/15	1,552
	Total Long-Term Investments (Cost $252,501)	257,461

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   29

JPMorgan Michigan Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 0.9%
	Investment Company — 0.9%
2,468	JPMorgan Tax Free Money Market Fund, Institutional Class (b) (m) (Cost $2,468)	2,468
	Total Investments — 99.2% (Cost $254,969)	259,929
	Other Assets in Excess of Liabilities — 0.8%	2,050
	NET ASSETS — 100.0%	$261,979

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 97.9%
	Municipal Bonds — 96.7%
	Alabama — 1.3%
	Alabama 21st Century Authority, Tobacco Settlement,
1,020	Rev., 5.50%, 12/01/10	1,046
1,790	Rev., 5.75%, 06/01/10	1,858
2,000	Rev., 5.75%, 12/01/11	2,062
2,290	Rev., 5.85%, 06/01/10	2,383
	Alabama Public School & College Authority, Capital Improvement,
3,365	Rev., 5.25%, 11/01/08	3,471
	Alabama State Dock Authority,
2,000	Series A, Rev., MBIA, 5.00%, 10/01/14	2,105
	Montgomery Medical Clinic Board, Jackson Hospital & Clinic,
6,615	Rev., 5.13%, 03/01/16	6,399
		19,324
	Alaska — 2.2%
	Alaska Housing Finance Corp., Home Mortgage,
4,800	Series A, Rev., AMT, MBIA, 5.00%, 06/01/15	4,863
	Alaska Student Loan Corp.,
3,690	Series A, Rev., AMBAC, 6.05%, 07/01/10	3,860
4,500	Series A, Rev., 5.00%, 06/01/11	4,641
3,000	Series A-2, Rev., AMT, 5.00%, 12/01/16	3,129
3,000	Series A-3, Rev., AMT, 5.00%, 06/01/13	3,124
	City of North Slope Boro,
1,000	Series A, GO, MBIA, Zero Coupon, 06/30/10	893
6,350	Series A, GO, MBIA, Zero Coupon, 06/30/13	5,029
	City of North Slope Boro, Capital Appreciation,
2,000	Series B, GO, MBIA, Zero Coupon, 06/30/09	1,864
	Fairfield Industrial Development Board, USX Corp. Project,
1,290	Rev., VAR, 5.40%, 11/01/16	1,344
	Four Dam Pool Power Agency, Electrical,
4,805	Rev., LOC: Dexia Credit Local, 5.00%, 07/01/14	4,888
		33,635
	Arizona — 3.5%
	Arizona Housing Finance Authority,
530	Series 2A, Rev., VAR, GNMA COLL, 5.63%, 07/01/12	530
	Arizona State University,
2,100	COP, MBIA, 5.00%, 07/01/15	2,230
2,150	COP, MBIA, 5.00%, 07/01/16	2,282
3,605	COP, MBIA, 5.00%, 07/01/17	3,801
10,000	Rev., FSA, 5.25%, 07/01/09 (f) (u)	10,284
	City of Phoenix,
3,595	Series B, GO, 5.00%, 07/01/12 (p)	3,786
	Gila County,
1,840	COP, 6.40%, 06/01/14 (i)	1,900
1,000	Gila County IDA, Cobre Valley Community Hospital, Rev., ACA, 6.00%, 12/01/10	1,044
1,385	Maricopa County IDA, Multi-Family Housing, Coral Point Apartments Project, Series B, Rev., VAR, 5.10%, 03/01/28	1,385
	Maricopa County IDA, Single-Family Mortgage,
6,017	Series 1B, Rev., VAR, GNMA/FNMA, 5.65%, 05/01/16	6,355
840	Series 2B, Rev., VAR, GNMA/FNMA/FHLMC, 5.95%, 09/01/12	846
5,210	Maricopa County Unified School District No 11-Peoria, GO, FSA, 5.25%, 07/01/13	5,613
820	Phoenix IDA, Single-Family Mortgage, Series 2002-2, Rev., VAR, GNMA/FNMA/FHLMC, 5.95%, 09/01/12	826
40	Pima County IDA, Single-Family Mortgage, Series A-1, Rev., GNMA/FNMA/FHLMC, 5.00%, 11/01/10	40
5,975	Pinal County, COP, 5.25%, 12/01/14	6,130
2,000	Tucson & Prima Counties IDA, Series B, Rev., GNMA/FNMA/FHLMC, 4.60%, 06/01/17	2,024
	Tucson & Pima Counties, IDA, Single-Family Mortgage, Mortgage-Backed Securities Program,
945	Series 1A, Rev., GNMA COLL, 5.63%, 07/01/12	957
75	Series 1A, Rev., GNMA/FNMA, 5.70%, 01/01/10	76
45	Series 1A, Rev., GNMA/FNMA, 6.10%, 01/01/10	46
3,000	Series A-1, Rev., GNMA/FNMA/FHLMC, 5.35%, 07/01/16	3,139
		53,294
	Arkansas — 0.9%
5,000	Baxter County, Hospital Improvement, Series A, Rev., 5.60%, 09/01/09	5,042
1,000	Baxter County, Rev., 5.00%, 09/01/16	979
	City of Springdale, Sales & Use Tax,
2,000	Rev., FSA, 4.20%, 07/01/13	1,978
3,000	Rev., FSA, 4.25%, 07/01/13	2,946
1,300	Fayetteville, Sales & Use Tax, Series A, Rev., FSA, 4.00%, 11/01/16	1,295
4	Jacksonville Residential Housing Facilities Board, Single-Family Mortgage, Series A-2, Rev., FNMA COLL, 7.90%, 10/09/07	4

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   31

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Arkansas — Continued
40	Lonoke County Residential Housing Facilities Board, Single-Family Mortgage, Series A-2, Rev., FNMA COLL, 7.90%, 04/01/11	40
2,000	Rogers Ark Water Revenue Improvement, Capital Improvement, GO, XLCA, 4.25%, 03/01/17	1,983
19	Stuttgart Public Facilities Board, Single-Family Mortgage, Series A, Class A-2, Rev., FNMA COLL, 7.90%, 10/09/07	19
		14,286
	California — 4.2%
1,600	California Home Mortgage Finance Authority, Mortgage-Backed Securities Program, Series E, Rev., GNMA/FNMA/FHLMC, 4.35%, 02/01/17	1,605
1,480	California Housing Finance Agency, Multi-Family Housing III, Series A, Rev., AMT, 5.38%, 02/01/09	1,495
	California Rural Home Mortgage Finance Authority, Single-Family Mortgage, Mortgage-Backed Security Program,
110	Series A, Rev., GNMA/FNMA, 5.00%, 06/01/11	111
2,000	Series A, Rev., GNMA/FNMA/FHLMC, 4.20%, 02/01/17	1,999
2,500	Series A, Rev., GNMA/FNMA/FHLMC, 5.40%, 06/01/16	2,613
2,500	Series C, Rev., GNMA/FNMA/FHLMC, 4.10%, 02/01/17	2,489
5,345	Series FH-1, Rev., 5.50%, 02/01/16	5,538
5,000	California State Public Works Board, Department of Corrections and Rehabilitation, Series J, Rev., 5.00%, 01/01/16	5,268
4,830	California Statewide Communities Development Authority, Poinsettia Apartments Series B, Rev., VAR, LIQ: FNMA, 4.75%, 06/15/31	4,932
1,000	Golden State Tobacco Securitization Corp., Series A-1, Rev., 5.00%, 06/01/15	1,001
4,375	Kaweah Delta Health Care District, Rev., 5.00%, 08/01/12	4,338
3,400	Pasadena Area Community College District, Series C, GO, AMBAC, 0.00%, 08/01/14	2,573
110	Redondo Beach, Redevelopment Agency, Residential Mortgage, Series B, Rev., 6.25%, 10/09/07 (i)	110
5,000	Sacramento City Financing Authority, Rev., FGIC, 5.00%, 12/01/15	5,223
	State of California,
3,415	GO, 5.00%, 06/01/13	3,617
5,000	GO, 5.00%, 03/01/14	5,301
5,000	GO, 5.00%, 08/01/15	5,148
5,000	GO, 5.00%, 10/01/15	5,326
5,000	GO, 5.13%, 04/01/14	5,165
		63,852
	Colorado — 4.5%
2,300	Arapahoe County, Single-Family Mortgage, Rev., IMI, Zero Coupon, 09/01/10 (p)	2,049
1,920	City of Aurora, Colorado, McKesson Corp. Project, Series A, Rev., 5.38%, 10/09/07	1,921
5,030	City of Aurora, Single-Family Mortgage, Series A-2, Rev., Zero Coupon, 03/01/13 (p)	3,042
1,000	City of Erie, Water Enterprise, Rev., ACA, 5.13%, 12/01/08 (p)	1,007
2,500	Colorado Health Facilities Authority, Adventist Health, Series E, Rev., 5.00%, 11/15/13	2,592
1,445	Colorado Housing & Facilities Finance Authority, Capital Appreciation, Single-Family Program, Series C-1, AMT, Rev., Zero Coupon, 05/01/08	426
	Colorado Housing & Facilities Finance Authority, Multi-Family Project,
650	Series C-3, Class I, AMT, Rev., 4.45%, 04/01/11	655
985	Series C-3, Class I, AMT, Rev., 4.55%, 10/01/12	997
975	Series C-3, Class I, AMT, Rev., 4.65%, 10/01/12	985
	Colorado Housing & Facilities Finance Authority, Single-Family Program,
240	Series B-2, Rev., MBIA-IBC, 6.80%, 04/01/09	243
1,100	Series C-2, Rev., AMT, FHA/VA MTGS, 7.05%, 10/01/09	1,155
2,500	Countrydale Metropolitan District, GO, VAR, LOC: Compass Bank, 3.50%, 12/01/07	2,498
	Denver City & County, Airport,
5,000	Series A, Rev., AMBAC, 6.00%, 11/15/10	5,290
2,410	Series D, Rev., FSA, 5.50%, 11/15/2013 (f) (u)	2,538
4,070	Series D, Rev., FSA, 5.50%, 11/15/2014 (f) (u)	4,280
1,000	Series D, Rev., FSA, 5.50%, 11/15/2015 (f) (u)	1,049
2,500	Series D, Rev., FSA, 5.50%, 11/15/2016 (f) (u)	2,616
	Denver City & County, Capital Appreciation, Single-Family Mortgage,
1,000	Series A, Rev., MGIC, Zero Coupon, 07/01/08	862
9,850	Series A, Rev., MGIC, Zero Coupon, 07/10/08	6,875
4,988	Denver City & County, Single-Family Mortgage, Series A, Rev., VAR, AMT, GNMA/FNMA/FHLMC, 4.70%, 08/01/16	5,199

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Colorado — Continued
	Denver City & County, Single-Family Mortgage, Metropolitan Mayors Caucus,
180	Rev., VAR, GNMA/FNMA/FHLMC COLL, 6.00%, 05/01/12	181
435	Series A, Rev., VAR, GNMA/FNMA/FHLMC COLL, 6.15%, 11/01/12	443
170	Series A, Rev., VAR, GNMA/FNMA/FHLMC COLL, 7.30%, 11/01/10	172
1,000	Denver City & County, Special Facilities, Rental Car Project, Series A, Rev., MBIA, 6.00%, 01/01/09	1,033
5,660	Douglas County, School District No. Re-1, DRIVER, Series 163, GO, VAR, MBIA, 8.43%, 06/15/09	6,250
	El Paso County, Single-Family Mortgage,
275	Series A, Rev., GNMA/FNMA/FHLMC COLL, 6.20%, 05/01/09	277
3,402	Series A, Rev., VAR, GNMA/FNMA, 5.35%, 03/01/16	3,537
204	IDK Partners III Trust, Series 1999, Class A, Pass-Through Certificates, 5.10%, 08/01/23	204
3,500	Mesa County, Residential, Rev., Zero Coupon, 12/01/11 (p)	2,969
6,310	Northern Metropolitan District, Adams County, GO, MBIA-IBC, 6.50%, 12/01/07	6,476
		67,821
	Connecticut — 0.9%
	City of Stamford, Housing Authority, Rippowam Park Apartments Project,
4,350	Rev., 6.25%, 10/01/08	4,502
9,200	Rev., 6.38%, 10/01/08	9,463
		13,965
	Delaware — 0.7%
	Delaware State Housing Authority, Single-Family Mortgage,
1,250	Series A, Rev., GNMA/FNMA/FHLMC, 4.35%, 01/01/17	1,240
1,300	Series A-1, Rev., AMBAC, 5.17%, 07/01/09	1,319
2,500	Series B, Rev., 4.35%, 07/01/17	2,503
5,000	Series C-1, Rev., AMT, 5.55%, 07/01/17	5,251
		10,313
	District of Columbia — 1.2%
11,840	District of Columbia, COP, AMBAC, 5.25%, 01/01/13	12,457
2,885	District of Columbia Housing Finance Agency, Single-Family Program, Series B, Rev., AMT, 5.63%, 06/01/15	2,976
2,895	District of Columbia Tobacco Settlement Financing Corp, Asset-Backed Bonds, Rev., 5.20%, 05/15/08	2,909
		18,342
	Florida — 7.0%
2,200	Broward County Housing Finance Authority, Series B, Rev., AMT, 4.50%, 04/01/17	2,169
5,265	Capital Projects Finance Authority, Capital Projects Loan Program, Series F-1, Rev., MBIA, 5.50%, 08/01/11	5,593
5,000	Citizens Property Insurance Corp., Series A, Rev., MBIA, 5.00%, 03/01/17	5,289
4,000	Collier Country School Board, COP, FSA, 5.25%, 02/15/21	4,313
4,985	Coral Gables Health Facilities Authority, Baptist Health, Rev., FSA, 5.00%, 08/15/34 (p)	5,319
1,000	Escambia County Health Facilities Authority, Ascension Health Credit, Series A, Rev., 5.00%, 11/15/08	1,013
1,200	Escambia County, Housing Finance Authority, Multi-County Program, Series A-1, Rev., GNMA/FNMA/FHLMC, 4.15%, 04/01/16	1,197
3,000	Escambia County Housing Finance Authority, Single-Family Mortgage, Series A, Rev., GNMA/FNMA/FHLMC/FHA/VA GTD, 4.80%, 04/01/15	3,003
4,040	Florida Housing Finance Agency, Multi-Family Housing, Andover, Series E, Rev., 6.35%, 05/01/26	4,090
20	Florida Housing Finance Corp, Homeowner Mortgage, Series 2, AMT, Rev., MBIA, 4.75%, 09/21/07	20
7,605	Florida State Department of Environmental Protection, Preservation, Series A, Rev., FSA, 5.50%, 07/01/12	8,184
	Fort Pierce Utilities Authority,
3,685	Rev., AMBAC, 5.00%, 10/01/12	3,895
6,970	Rev., AMBAC, 5.00%, 10/01/13	7,381
	Highlands County Health Facilities Authority, Adventist Health,
2,500	Rev., VAR, 3.95%, 11/15/32	2,462
1,800	Series A, Rev., VAR, 5.00%, 11/15/15	1,845
	Hillsborough County Aviation Authority, Tampa International Airport,
7,890	Series A, Rev., MBIA, 5.38%, 10/01/13	8,384

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   33

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Florida — Continued
5,000	Series A, Rev., MBIA, 5.50%, 10/01/13	5,346
	Hillsborough County Housing Finance Authority,
2,000	Rev., GNMA/FNMA/FHLMC, 5.20%, 04/01/15	2,044
1,875	Series 2, Rev., GNMA/FNMA/FHLMC, 4.40%, 10/01/16	1,882
	Lee County, Solid Waste System,
1,135	Rev., MBIA, 5.63%, 10/01/11	1,199
6,850	Series A, Rev., AMBAC, 5.00%, 10/01/16	6,990
1,335	Miami-Dade County Housing Finance Authority, Home Ownership Mortgage, Series A-1, Rev., GNMA/FNMA, 5.30%, 10/01/15	1,382
6,000	Miami-Dade County School Board, Series A, COP, MBIA, 5.00%, 08/01/27	6,066
3,000	Miami-Dade County, Miami International Airport, Series B, Rev., AMT, CIFG, 5.00%, 10/01/15	3,122
2,000	Miami-Dade County School Board, Series A, FGIC, COP, 5.00%, 05/01/15	2,119
2,900	Miami-Dade County, Sub-Series A, Rev., SO, MBIA, Zero Coupon, 04/01/08	1,855
	Orange County, Housing Finance Authority,
2,560	Series A, Rev., GNMA, 5.13%, 03/01/17	2,667
890	Series B, Rev., AMT, GNMA/FNMA, 5.40%, 09/01/12	897
1,195	Palm Beach County, North County Courthouse Projects, Rev., 5.00%, 12/01/12	1,263
2,790	Pinellas County Housing Finance Authority, Series A-2, Rev., GNMA/FNMA/FHLMC, 4.90%, 03/01/17	2,832
2,420	Pinellas County Housing Finance Authority, Multi-County Program, Series B-1, Rev., GNMA/FNMA, 5.20%, 03/01/15	2,503
		106,324
	Georgia — 1.3%
2,000	City of Atlanta, Water & Wastewater, Rev., FSA, 5.00%, 11/01/14	2,073
1,765	Fulton County, Housing Authority Multi-Family Housing, Concorde Place Apartments, Series A, Rev., 6.30%, 10/09/07 (p)	1,799
5,000	Main Street Natural Gas, Inc., Series B, Rev., 5.00%, 03/15/09	5,066
10,660	State of Georgia, Series D, GO, 5.25%, 12/01/13	11,557
		20,495
	Hawaii — 0.5%
675	Hawaii Housing & Community Development Corp., Multi-Family Housing, Sunset Villas, Rev., GNMA COLL, 5.00%, 07/20/10	674
5,000	State of Hawaii, Series DG, GO, AMBAC, 5.00%, 07/01/12	5,283
1,000	State of Hawaii, Airports, Second Series, Rev., FSA-CR, 6.90%, 07/01/12 (p)	1,077
		7,034
	Idaho — 0.2%
	Idaho Housing & Finance Association,
1,210	Series A, Class III, Rev., 5.55%, 07/01/11	1,231
1,675	Series B, Class III, Rev., 5.00%, 01/01/15	1,633
	Idaho Housing & Finance Association, Single-Family Mortgage,
110	Series D, Rev., FHA/VA MTGS, 6.45%, 10/09/07	111
145	Series E-2, Rev., 5.95%, 10/09/07	147
220	Series H, Rev., FHA/VA MTGS, 6.05%, 10/09/07	223
190	Sub Series A, Rev., FHA/VA MTGS, 5.35%, 01/01/08	192
		3,537
	Illinois — 5.5%
4,450	Chicago Heights, Series A, GO, FGIC, 5.65%, 12/01/08	4,550
6,000	Chicago Housing Authority, Rev., FSA, 5.00%, 07/01/09	6,129
5,980	Chicago O’Hare International Airport, Series C, Rev., MBIA, 5.25%, 01/01/15	6,137
5,000	Chicago Transit Authority, Federal Transit Administration, Series A, Rev., AMBAC, 5.25%, 06/01/13	5,363
	City of Aurora,
2,987	Series A, Rev., AMT, GNMA/FNMA/FHLMC, FHA/VA GTD, 5.50%, 12/01/39	3,121
3,000	Series B, Rev., GNMA/FNMA/FHLMC COLL, 5.45%, 12/01/39	3,139
	City of Chicago,
7,580	Series A, GO, FSA, 5.25%, 01/01/14	8,025
1,325	Series C, GNMA/FNMA/FHLMC COLL, Rev., 4.20%, 12/01/16	1,325
3,485	City of Chicago, Gas Supply, Series B, Rev., VAR, 4.75%, 07/01/09	3,543
100	City of Chicago, Midway Airport, Series A, Rev., AMT, FSA, 5.13%, 01/01/11	101
	City of Chicago, Single-Family Mortgage,
2,120	Series B, Rev., VAR, GNMA/FNMA/FHLMC COLL, 6.00%, 04/01/12	2,209

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Illinois — Continued
3,950	Series C, Rev., GNMA/FNMA COLL, 5.75%, 12/01/15	4,255
185	Series C, Rev., MBIA-IBC, 7.00%, 09/01/10	190
5,940	Series E, Rev., GNMA/FNMA/FHLMC COLL, 5.50%, 06/01/16	6,267
4,000	Series K, Rev., GNMA/FNMA/FHLMC, 5.35%, 12/01/16	4,152
35	City of Peru, IDR, Construction Freightways Corp. Project, Series B, Rev., 5.25%, 01/01/04 (d) (i)	2
	Illinois Developmental Finance Authority, Multi-Family Housing, Lincoln Place,
3,430	Series A, Rev., GNMA COLL, 6.50%, 07/20/10	3,750
4,465	Series A, Rev., GNMA COLL, 6.60%, 07/20/10	4,862
3,065	Illinois Educational Advancement Fund, University Central Project, Rev., 6.25%, 05/01/12 (p)	3,419
1,500	Illinois Finance Authority, Healthcare Systems, Rev., 5.25%, 05/15/14	1,509
70	Peoria, Moline & Freeport, Single-Family Collateral Mortgage, Series A, Rev., GNMA COLL FHA/VA MTGS, 7.60%, 10/09/07	71
	State of Illinois,
2,800	GO, MBIA, 5.00%, 06/01/13	2,955
3,925	Rev., 5.00%, 06/15/14	4,116
	University of Illinois, Academic Facilities Projects,
2,985	Series A, COP, AMBAC, 5.00%, 03/15/12	3,129
1,750	Series A, COP, AMBAC, 5.00%, 03/15/13	1,845
		84,164
	Indiana — 1.4%
	City of Indianapolis, Multi-Family Housing, Turtle Creek, North Apartments,
230	Series A, Rev., GNMA COLL/FHA INS, 3.40%, 12/20/09	227
550	Series A, Rev., GNMA COLL/FHA INS, 4.15%, 12/20/09	540
700	Series A, Rev., GNMA COLL/FHA INS, 4.38%, 12/20/09	668
	Indiana Health & Educational Facilities Finance Authority, Baptist Homes of Indiana,
805	Rev., 5.00%, 11/15/12	827
1,095	Rev., 5.00%, 11/15/15	1,116
1,000	Rev., 5.25%, 11/15/15	998
1,750	Indiana Health Facility Financing Authority, Ascension Health Series A-1, Rev., 5.00%, 11/01/27	1,817
	Indiana Housing & Community Development Authority,
4,840	Series B-2, Rev., GNMA/FNMA, 5.00%, 07/01/14	4,911
3,455	Series C-2, Rev., GNMA/FNMA, 5.00%, 01/01/15	3,499
3,000	Indianapolis Local Public Improvement Bond Bank, Airport Authority, Series F, Rev., AMBAC, 5.25%, 01/01/14	3,177
4,050	Indianapolis Local Public Improvement Bond Bank, Waterworks Project, Series F, Rev., MBIA, 5.00%, 01/01/16	4,231
60	Town of Fremont, Consolidated Freightways Corp. Project, Rev., 5.25%, 05/01/04 (d) (i)	4
		22,015
	Kansas — 2.0%
1,905	City of Wichita, Hospital Facilities Improvement, Series XI, Rev., 6.75%, 11/15/14	2,022
1,015	Kansas Development Finance Authority, Multi-Family Housing, Lom Vista Apartments, Series O, Rev., GNMA COLL, 6.50%, 06/20/09	1,065
	Sedgwick & Shawnee Counties,
4,330	Series A, Rev., GNMA/FNMA, 5.40%, 12/01/15	4,537
1,750	Series A-3, Rev., GNMA/FNMA, 5.50%, 06/01/15	1,800
940	Series A-3, Rev., GNMA/FNMA, 5.65%, 06/01/15	977
2,000	Series B-5, GNMA/FNMA/FHLMC, Rev., 4.10%, 12/01/16	1,992
	Sedgwick & Shawnee Counties, Mortgage-Backed Securities Program,
3,940	Series B-2, Rev., GNMA/FNMA/FHLMC, 5.25%, 06/01/16	4,062
3,500	Series B-4, Rev., GNMA/FNMA/FHLMC, 4.25%, 12/01/16	3,509
	Sedgwick & Shawnee Counties, Single-Family Mortgage-Backed Securities Program,
585	Series A, Rev., VAR, GNMA/FNMA, 5.25%, 06/01/12	594
5,720	Series A, Rev., GNMA/FNMA/FHLMC, 5.45%, 06/01/16	6,020
1,115	Series A, Rev., VAR, GNMA/FNMA, 6.05%, 06/01/13	1,148
1,160	Series A-4, Rev., VAR, GNMA/FNMA COLL, 5.65%, 06/01/12	1,166
2,030	Series B-3, Rev., VAR, GNMA/FNMA, 5.75%, 12/01/12	2,119
	Sedgwick & Shawnee Counties, Single-Family Mortgage, Capital Appreciation,
10	Rev., MBIA, FHA/VA MTGS, Zero Coupon, 10/01/07	4
		31,015

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   35

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Louisiana — 3.4%
	Calcasieu Parish Public Transportation Authority,
510	Series A, Rev., GNMA/FNMA, 5.55%, 04/01/08	521
335	Series B, Rev., GNMA/FNMA, 5.00%, 04/01/13	339
	Calcasieu Parish Public Transportation Authority, Single-Family Mortgage,
3,500	Series B, Rev., AMT, GNMA/FNMA/FHLMC, 5.35%, 09/01/16	3,662
3,095	City of Shreveport, Series A, GO, FGIC, 6.00%, 05/01/09	3,209
2,000	Denham Springs-Livingston Housing & Mortgage Finance Authority, Mortgage-Backed Securities Program, Rev., GNMA/FNMA/FHLMC, 5.00%, 04/01/17	2,039
	Jefferson Parish Home Mortgage Authority, Single-Family Mortgage,
755	Series B-1, Rev., VAR, GNMA/FNMA COLL, 6.65%, 06/01/11	785
4,435	Series C, Rev., GNMA/FNMA, 4.50%, 12/01/13	4,448
280	Series C-1, Rev., GNMA/FNMA, 7.00%, 06/01/10	283
1,915	Jefferson Parish School Board, Rev., FSA, Zero Coupon, 09/01/08	1,842
1,250	Jefferson Parish, School Board, Sales & Use Tax, Series D, GNMA/FNMA/FHLMC, Rev., 4.00%, 12/01/16	1,249
	Louisiana Energy & Power Authority,
4,460	Rev., FSA, 5.75%, 01/01/11	4,727
4,320	Rev., FSA, 5.75%, 01/01/12	4,643
2,290	Rev., FSA, 5.75%, 01/01/13	2,490
	Louisiana Housing Finance Agency, Single-Family Access Program,
35	Series B, Rev., GNMA/FNMA COLL, 8.00%, 03/01/25	36
540	Series D-2, AMT, Rev., GNMA/FNMA, 7.05%, 06/01/10	552
4,000	Louisiana Offshore Terminal Authority, Loop LLC Project, Rev., VAR, 5.00%, 06/01/12	4,055
5,000	Louisiana Public Facilities Authority, Franciscan Missionaries, Series A, Rev., FSA, 5.75%, 07/01/18	5,544
	Louisiana State Military Department, Custody Receipts,
1,470	Rev., 5.00%, 08/01/13	1,525
1,000	Rev., 5.00%, 08/01/15	1,036
2,000	St. Tammany Parish Finance Authority, Single-Family Mortgage, Series A, GNMA/FNMA/FHLMC, Rev., 5.25%, 12/01/16	2,047
	St. Tammany Parish Hospital Service District No. 2,
540	Series B, GO, RADIAN, 5.25%, 03/01/11	553
515	Series B, GO, RADIAN, 5.25%, 03/01/12	529
475	St. Tammany Parish Public Trust Financing Authority, Christwood Project, Rev., 5.70%, 11/15/08 (i)	477
	Tangipahoa Parish Hospital Service District No. 1, North Oaks Medical Center Project,
1,805	Series A, Rev., 5.00%, 02/01/12	1,859
3,190	Series A, Rev., 5.38%, 02/01/13	3,348
		51,798
	Maryland — 1.8%
640	Baltimore County, Multi-Family Housing, Compound Interest, Series A, Rev., FHA, Zero Coupon, 10/09/07	255
2,000	City of Baltimore, Port Facilities, Rev., VAR, 6.50%, 09/21/07	2,068
5,000	Maryland State Department of Transportation County Transportation, Rev., 5.00%, 05/01/12	5,285
2,000	Maryland State Economic Development Corp., University of Maryland College Park Projects, Rev., CIFG, 5.00%, 06/01/16	2,084
6,875	Maryland State Transportation Authority, Baltimore/Washington International Airport, Series B, Rev., 5.25%, 03/01/12	7,257
	Prince Georges County, Housing Authority, Bristol Pines Apartments Project,
1,200	Rev., FNMA, 4.50%, 12/15/15	1,211
3,760	Rev., VAR, FNMA, 4.85%, 12/15/15	3,646
180	Prince Georges County, Housing Authority, Single-Family Mortgage, Series A, Rev., AMT, VAR, GNMA/FNMA/FHLMC, 5.60%, 06/01/12	181
5,450	State of Maryland, State and Local Facilities Lien, Series 2, GO, 5.00%, 08/01/13	5,823
		27,810
	Massachusetts — 1.9%
	Commonwealth of Massachusetts,
8,000	Series B, GO, 5.00%, 11/01/13	8,520
3,920	Series D, GO, MBIA, 5.38%, 08/01/12 (p)	4,203
1,795	Massachusetts Educational Financing Authority, Educational Loan, Series E, Rev., AMBAC, 4.60%, 01/01/10	1,798
4,000	Massachusetts Housing Finance Agency, Series C, Rev., 3.80%, 12/01/08	3,984

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Massachusetts — Continued
	Massachusetts Housing Finance Agency, Single-Family Housing,
50	Series 21, Rev., VAR, 7.13%, 10/09/07	50
1,000	Series 124, Rev., 4.90%, 12/01/15	982
1,135	Massachusetts Industrial Finance Agency, University Commons Nursing, Series A, Rev., FHA, 6.55%, 02/01/18	1,200
5,000	Massachusetts State Water Pollution Abatement, MWRA Program, Rev., 5.25%, 08/01/24	5,447
	New Bedford Housing Authority, Capital Funding Program,
675	Series A, Rev., 3.40%, 10/01/11	663
700	Series A, Rev., 3.60%, 10/01/12	693
725	Series A, Rev., 3.75%, 10/01/13	720
750	Series A, Rev., 3.90%, 10/01/14	748
		29,008
	Michigan — 2.3%
5,430	Detroit Water System, Series A, Rev., FSA, 5.00%, 07/01/16	5,731
	Michigan Municipal Bond Authority, Local Government Loan Program,
2,500	Series B, Rev., AMBAC, 5.00%, 12/01/09	2,567
2,500	Series B, Rev., AMBAC, 5.00%, 12/01/10	2,593
	Michigan State Hospital Finance Authority, Oakwood Obligated Group,
5,000	Rev., 5.50%, 11/01/13	5,232
2,500	Series A, Rev., 5.00%, 07/15/15	2,585
	Michigan State Housing Development Authority,
4,000	Series A, AMT, Rev., 5.00%, 12/01/15	4,027
2,030	Series D, Rev., FSA, 4.95%, 07/01/15	2,010
6,000	Michigan State Housing Development Authority, Multi-Family Housing Revenue, Benton Harbor Project, Rev., VAR, AMT, LOC: Fifth Third Bank, 4.35%, 11/01/07	6,002
2,500	Saginaw Hospital Finance Authority, Covenant Medical Center, Series G, Rev., 5.13%, 07/01/14	2,528
1,450	Western Michigan University, Rev., FGIC, 5.13%, 11/15/22	1,453
		34,728
	Minnesota — 1.5%
7	Blaine, IDR, Consolidated Freightways Corp. Project, Rev., 5.15%, 01/01/04 (d) (i)	—	(h)
7,000	Dakota County Community Development Agency, Mortgage-Backed Securities Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.13%, 12/01/17	7,178
5,000	Minneapolis & St. Paul Housing Finance Board, Mortgage-Backed Securities Program, Series A-1, Rev., GNMA/FNMA/FHLMC, 5.25%, 12/01/17	5,117
1,625	Minneapolis Community Development Agency, Multi-Family Housing, Riverside Homes Project, Rev., 6.10%, 09/01/09	1,631
	Minnesota Housing Finance Agency, Residential Housing Finance,
1,800	Series D, Rev., AMT, 5.50%, 07/01/16	1,861
6,000	Series L, Rev., AMT, 5.50%, 01/01/17	6,261
	Minnesota Housing Finance Agency, Single-Family Mortgage,
1,170	Series A, Rev., 5.75%, 07/01/09	1,202
		23,250
	Mississippi — 1.0%
6,400	Mississippi Higher Education Assistance Corp., Student Loan Program, Series B-3, Rev., 5.45%, 03/01/08	6,551
7,700	Mississippi Home Corp., Series B-1, Rev., GNMA/FNMA/FHLMC, 5.38%, 12/01/17	8,193
		14,744
	Missouri — 1.7%
915	Cameron IDA, Cameron Community Hospital, Rev., ACA, 6.25%, 12/01/10 (p)	982
2,105	City of St. Louis, Series B, Rev., AMT, FSA, 5.00%, 07/01/17	2,179
	Missouri Housing Development Commission, Single-Family Mortgage, Home Ownership Loan Program,
3,915	Series B, Rev., AMT, GNMA/FNMA, 5.80%, 09/01/14	4,070
1,250	Series B1, Rev., AMT, GNMA/FNMA/FHLMC, 5.05%, 09/01/16	1,231
5,000	Series C1, Rev., AMT, GNMA/FNMA/FHLMC, 5.60%, 03/01/17	5,227
	Missouri Housing Development Commission, Single-Family Homeowner Mortgage,
190	Series B-1, Rev., AMT, GNMA/FNMA COLL, 6.15%, 03/01/10	193
260	Series B-1, Rev., AMT, MBIA-IBC, 7.45%, 03/01/10	263
5,000	Springfield School District No R-12, GO, FSA, 5.25%, 03/01/16	5,288

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   37

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Missouri — Continued
2,995	St. Louis County, Housing Authority, Oakmont Hathaway & Brighton, Series A, Rev., LIQ: FNMA, 4.55%, 05/01/31	3,047
3,500	State of Missouri, Housing Development Community, Homeownership Loan Program, Series E-1, Rev., AMT, GNMA/FNMA, 5.60%, 03/01/16	3,722
		26,202
	Montana — 0.4%
	Montana Board of Housing, Single-Family Mortgage,
4,925	Series A, Rev., 5.25%, 06/01/15	5,141
1,085	Series B-2, Rev., AMT, 6.00%, 06/01/10	1,092
		6,233
	Nebraska — 0.7%
	Nebraska Investment Finance Authority,
3,270	Series C, Rev., 5.50%, 03/01/15	3,378
5,555	Series C, Rev., GNMA/FNMA/FHLMC, 5.25%, 03/01/14	5,653
1,960	Nebraska Public Power District, Unrefunded Balance, Series A, Rev., MBIA, 5.25%, 01/01/08	1,988
		11,019
	Nevada — 2.0%
2,000	Clark County, Pollution Control, Series A, Rev., 3.25%, 06/01/31	1,960
14,575	Clark County School District, Series B, GO, FSA, 5.00%, 06/15/14	15,257
1,830	Las Vegas Special Improvement District No. 707, Special Assessment, Series A, FSA, 5.40%, 06/01/08	1,884
1,235	Nevada Housing Division, Multi-Unit Housing, Citivista Project, Series A, Rev., AMT, FNMA COLL, 5.45%, 10/01/10	1,261
	Nevada Housing Division, Single-Family Mortgage,
100	Series A-1, Rev., AMT, 5.20%, 04/01/08	100
15	Series B-1, Rev., AMT, 6.00%, 10/09/07	15
3,999	Nevada Rural Housing Authority, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.20%, 03/01/17	4,090
5,445	Nevada System of Higher Education, Series B, Rev., AMBAC, 5.00%, 01/01/16	5,700
		30,267
	New Jersey — 3.9%
2,310	Casino Reinvestment Development Authority, New Jersey Hotel Room Fee, Rev., AMBAC, 5.00%, 01/01/15	2,463
	New Jersey EDA, School Facilities Construction,
1,500	Series O, Rev., 5.00%, 03/01/12	1,572
3,000	Series O, Rev., 5.25%, 03/01/14	3,216
3,000	Series P, Rev., 5.25%, 09/01/15	3,230
	New Jersey Health Care Facilities Financing Authority, Shore Memorial Health Care Systems,
1,295	Rev., RADIAN, 5.00%, 07/01/10	1,314
1,355	Rev., RADIAN, 5.00%, 07/01/11	1,380
5,000	New Jersey State Highway Authority, Senior Parkway, Rev., FGIC, 5.50%, 01/01/13 (p)	5,409
	New Jersey Transportation Trust Fund Authority,
5,000	Series A, Rev., 5.25%, 12/15/20	5,387
2,000	Series A, Rev., 5.50%, 12/15/21	2,204
5,000	Series A, Rev., AMBAC, 5.50%, 12/15/15	5,540
8,690	Series B, Rev., AMBAC, 5.25%, 12/15/22	9,475
15,000	Series C, Rev., AMBAC, 5.25%, 12/15/08	15,304
	Tobacco Settlement Financing Corp.,
1,155	Series 1A, Rev., 5.00%, 06/01/14	1,156
1,155	Series 1A, Rev., 5.00%, 06/01/16	1,148
		58,798
	New Mexico — 1.3%
1,575	New Mexico Educational Assistance Foundation, Student Loan Program, 1st Sub. Series A-2, Rev., 6.20%, 10/09/07	1,587
	New Mexico Mortgage Finance Authority, Single-Family Mortgage,
3,850	Series B-2, Class I, Rev., AMT, GNMA/FNMA/FHLMC, 4.25%, 01/01/17	3,849
5,000	Series B-3, Class I, Rev., AMT, GNMA/FNMA/FHLMC, 4.20%, 01/01/17	4,975
4,080	Series C-2, AMT, Rev., FNMA/GNMA, 4.70%, 09/01/12	4,096
3,725	Series D-1, Class I, Rev., AMT, GNMA/FNMA/FHLMC, 5.85%, 07/01/15	3,908
905	Series E-2, AMT, Rev., GNMA/FNMA/FHLMC COLL, 6.80%, 09/01/09	910
1,125	Taos County, Rev., RADIAN, 4.00%, 10/01/11	1,106
		20,431
	New York — 7.8%
1,095	Hempstead Town IDA, Adelphi University Civic Facilities, Rev., 5.25%, 02/01/09	1,126

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New York — Continued
	Islip Resource Recovery Agency, 1985 Facility,
1,000	Series F, Rev., FSA, 5.00%, 07/01/12	1,044
2,140	Series F, Rev., FSA, 5.00%, 07/01/13	2,241
1,000	Metropolitan Transportation Authority, Series C, Rev., 5.25%, 11/15/14	1,078
1,365	Monroe County, Airport Authority, Greater Rochester International, Rev., MBIA, 5.25%, 01/01/12	1,433
	New York City,
2,000	Series A, GO, 5.25%, 10/09/07	2,022
5,000	Series C, GO, 5.50%, 02/01/13	5,399
7,500	Series D, GO, 5.00%, 11/01/14	7,727
5,270	Series G, GO, 5.00%, 08/01/13	5,587
5,000	Series G, GO, 5.00%, 08/01/14	5,327
4,000	Series G, GO, 5.25%, 02/01/14	4,277
	New York City Transitional Finance Authority, Future Tax Secondary,
5,000	Series A, Rev., VAR, 5.50%, 11/01/11	5,322
10,000	Series B, Rev., 5.00%, 05/01/17	10,640
5,000	Series B, Rev., VAR, 5.25%, 02/01/11	5,209
1,000	New York City, Unrefunded Balance, Series B, GO, 5.25%, 10/09/07	1,011
2,000	New York Municipal Bond Bank Agency, Series C, Rev., 5.00%, 06/01/13	2,046
6,220	New York State Dormitory Authority, Court Facilities, Series A, Rev., 5.25%, 05/15/12	6,595
5,010	New York State Dormitory Authority, Court Facilities Lease, Series A, Rev., AMBAC, 5.50%, 05/15/20	5,593
	New York State Dormitory Authority, Jewish Board of Family & Children,
1,100	Rev., AMBAC, 5.00%, 07/01/11	1,149
1,150	Rev., AMBAC, 5.00%, 07/01/12	1,209
2,800	New York State Dormitory Authority, Mental Health Services Facilities Improvement, Series B, Rev., 6.00%, 08/15/16	3,113
1,295	New York State Dormitory Authority, Series B, Rev., VAR, 5.25%, 05/05/12	1,368
5,000	New York State Thruway Authority, Series B, Rev., FGIC, 5.00%, 10/01/15	5,329
	Port Authority of New York & New Jersey,
5,625	Rev., CONS-117, FGIC, 5.13%, 11/15/08	5,746
3,370	Rev., CONS-124, 5.00%, 08/01/08	3,433
4,130	Rev., CONS-127, AMBAC, 5.50%, 06/15/12	4,387
4,000	Rev., CONS-131, CIFG-TCRS, 5.00%, 06/15/13	4,165
	Tobacco Settlement Financing Corp, Asset-Backed Securities,
4,000	Series A-1, Rev., 5.00%, 06/01/12	4,136
1,450	Series A-1, Rev., 5.50%, 06/01/10	1,505
1,675	Series B-1, Rev., XLCA-ICR, 4.00%, 06/01/12	1,661
8,000	Series B-1C, Rev., 5.50%, 06/01/11	8,405
		119,283
	North Carolina — 1.8%
765	Asheville Housing Authority, Multi-Family, Battery Park Apartment, Series A, Rev., GNMA, 3.90%, 08/20/14	754
5,500	North Carolina Eastern Municipal Power Agency, Series A, Rev., AMBAC, 5.00%, 01/01/16	5,826
	North Carolina Housing Finance Agency, Home Ownership,
210	Series 8-A, Rev., AMT, 5.95%, 01/01/10	211
2,720	Series 14-A, Rev., AMBAC, AMT, 4.35%, 07/01/11	2,717
3,000	Series 23-A, Rev., AMT, VAR, 5.00%, 07/01/15	3,036
2,500	Series 26-A, Rev., AMT, 5.50%, 01/01/16	2,583
	State of North Carolina, Public Improvement,
10,945	Series A, GO, 5.00%, 03/01/15	11,705
		26,832
	North Dakota — 0.2%
	North Dakota State Housing Finance Agency, Housing Finance Program,
95	Series A, Rev., 6.00%, 10/09/17	96
2,500	Series B, Rev., 5.50%, 01/01/16	2,619
		2,715
	Ohio — 2.8%
5,900	Clark County, Lincoln Park Phase IB, Rev., 4.35%, 12/01/10	5,883
990	Cleveland-Cuyahoga County, Port Authority, Cleveland City Project, Series B, Rev., 4.50%, 05/15/14	950
1,500	Cleveland-Cuyahoga County Port Authority, Port Capital Improvement Project, Series A, Rev., 5.38%, 05/15/09	1,485
	Cleveland-Cuyahoga County, Port Authority, Port Cleveland Bond Fund,
1,055	Series A, Rev., 6.20%, 05/15/12	1,098
530	Series A, Rev., LOC: Fifth Third Bank, 6.25%, 05/15/11	558
1,670	Series C, Rev., 5.25%, 05/15/12	1,669

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   39

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Ohio — Continued
1,630	Cleveland-Cuyahoga County Port Authority, Port Development of Cleveland, Series A, Rev., 5.38%, 05/15/08	1,610
	Cuyahoga County, Multi-Family Housing, Carter Manor,
300	Rev., GNMA COLL, 3.25%, 09/20/09	297
550	Rev., GNMA COLL, 4.00%, 09/20/14	538
	Dublin City School District, Capital Appreciation,
2,885	GO, FGIC, Zero Coupon, 12/01/13	2,240
3,580	GO, FGIC, Zero Coupon, 12/01/14	2,655
1,000	Franklin County, Online Computer Library Center, Rev., 5.00%, 04/15/09	1,017
1,065	Lucas County, Swan Creek Apartments Project, Series A, Rev., GNMA COLL, 5.95%, 12/20/10	1,097
2,500	Montgomery County, Care Facilities, Mary Scott Project, Series A, Rev., GNMA COLL, 6.55%, 09/20/11	2,712
1,000	Ohio Air Quality Development Authority, Cleveland Pollution Control, Series B, Rev., VAR, 3.75%, 10/01/08	995
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities,
215	Series B, Rev., AMT, GNMA COLL, 4.65%, 09/01/08	216
1,775	Series C, Rev., GNMA COLL, 4.63%, 01/01/11	1,776
	RiverSouth Authority, Area Redevelopment
2,430	Series A, Rev., 5.00%, 12/01/15	2,573
1,135	Series A, Rev., 5.25%, 12/01/15	1,229
5,000	State of Ohio, Common Schools, Series C, GO, 5.00%, 03/15/09	5,101
	Summit County, Port Authority, Eastland Woods Project,
165	Series A, Rev., FHA, GNMA COLL, 3.25%, 12/20/09	164
425	Series A, Rev., FHA, GNMA COLL, 4.00%, 06/20/14	414
580	Series A, Rev., FHA, GNMA COLL, 4.35%, 06/20/19	550
1,020	Series A, Rev., FHA, GNMA COLL, 4.75%, 06/20/26	969
	Toledo Lucas County, Port Authority Development, Northwest Ohio Bond Fund,
570	Series C, Rev., AMT, 6.00%, 05/15/11	588
670	Series E, Rev., 6.10%, 11/15/10	693
95	Series F, Rev., 6.00%, 11/15/07	95
	Toledo Lucas County, Port Authority Development, Northwest Ohio Bond Fund, Oracle,
165	Series C, Rev., 4.35%, 11/15/07	165
1,590	Series C, Rev., 5.35%, 11/15/12	1,618
1,710	Upper Arlington City, School District, Capital Appreciation, GO, FSA, Zero Coupon, 12/01/14	1,268
		42,223
	Oklahoma — 0.7%
975	Canadian County, Home Finance Authority, Single-Family Mortgage, Mortgage-Backed Securities Program, Series A, Rev., VAR, GNMA COLL, 6.70%, 09/01/10	985
2,000	City of Enid, Municipal Authority, Sales Tax and Utility, Rev., AMBAC, 4.50%, 02/01/09	2,020
	Oklahoma County Home Finance Authority, Mortgage-Backed Securities,
5,000	Series A, Rev., GNMA/FNMA/FHLMC, 5.40%, 04/01/16	5,234
2,307	Series A-2, Rev., GNMA, 5.70%, 04/01/15	2,390
		10,629
	Oregon — 1.0%
1,445	Keizer Urban Renewal Agency, North River Economic, Tax Allocation, Series A, 5.00%, 12/01/12 (p)	1,475
1,890	Oregon State, Department of Administrative Services, Education Project, Series A, Rev., FSA, 5.25%, 04/01/09	1,950
2,555	Oregon State Facilities Authority, Cascadian Terrace Apartments, Series A, Rev., LOC: Bank of the West, 5.10%, 05/01/13	2,598
2,485	Port of Portland, Portland International Airport, Series D, Rev., AMT, FGIC, 5.50%, 07/01/11	2,636
5,410	Washington, Multnomah & Yamill Counties School District No. 1J, Series 171, VAR, GO, MBIA, 7.21%, 06/01/11	5,903
		14,562
	Other Territory — 1.5%
	Multi-Family Housing, Bond Pass Through Certificates,
2,120	Series 7, Rev., VAR, 5.85%, 06/01/12	2,172
1,390	Series 2000-2, Rev., VAR, 6.00%, 12/01/10	1,422
2,835	Series 2000-3, Rev., VAR, 6.00%, 12/01/10	2,901
1,295	Multi-Family Housing, Bond Pass Through Certificates, Grand Reserve Apartments of Texas, Series 8, Rev., VAR, 5.95%, 12/01/12	1,331

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Other Territory — Continued
2,390	Multi-Family Housing, Bond Pass Through Certificates, Lakewood Jefferson County, Series 6, Rev., 5.75%, 12/01/11	2,448
1,935	Multi-Family Housing, Bond Pass Through Certificates, Manzano Mesa Apartments, Series 2, Rev., VAR, 5.95%, 12/01/11	1,987
1,465	Multi-Family Housing, Bond Pass Through Certificates, Stonecrest-Dekalb County, Series 8, Rev., 5.90%, 12/01/11	1,505
2,540	Multi-Family Housing, Bond Pass Through Certificates, Town Center Villas, Series 12, Rev., VAR, 5.80%, 12/01/11	2,616
1,620	Multi-Family Housing, Bond Pass Through Certificates, Valencia Apartments of Bernalilo, Series 2, Rev., 5.85%, 06/01/11	1,666
2,535	Multi-Family Housing, Bond Pass Through Certificates, Western Groves Apartments of Arizona, Series 4, Rev., VAR, 5.80%, 12/01/11	2,589
1,900	Multi-Family Housing, Bond Pass Through Certificates, Woodward Gables IDA, Series 16, Rev., 5.60%, 12/01/11	1,929
		22,566
	Pennsylvania — 1.4%
1,235	Allegheny County Redevelopment Authority, Waterfront Project, Series A, 5.00%, 12/15/11	1,273
2,000	Allegheny County Residential Finance Authority, Single-Family, Series TT, Rev., GNMA/FNMA, 5.75%, 05/01/16	2,081
1,700	City of Philadelphia, Series A, GO, XLCA, 5.00%, 02/15/12	1,781
5,000	Commonwealth of Pennsylvania, First Series, GO, 5.00%, 10/01/12	5,295
6,925	Harrisburg Authority, Series D-2, Rev., VAR., FSA, 5.00%, 12/01/33	7,312
800	Pennsylvania Housing Finance Agency, Single-Family Mortgage, Series 64, Rev., AMT, Zero Coupon, 10/01/08	762
2,500	Pennsylvania State Higher Educational Facilities Authority, Allegheny Delaware Obligation, Health Services, Series A, Rev., MBIA, 5.70%, 11/15/11	2,683
290	Philadelphia Authority for Industrial Development, Senior Living Arbor House Project, Series E, Rev., 4.70%, 07/01/13	282
245	Philadelphia Authority for Industrial Development, Senior Living Rieder House Project, Series A, Rev., 4.70%, 07/01/13	238
230	Philadelphia Authority for Industrial Development, Senior Living Saligman House Project, Series C, Rev., 4.70%, 07/01/13	224
		21,931
	Puerto Rico — 0.5%
	Children’s Trust Fund, Tobacco Settlement,
2,915	Rev., 5.75%, 07/01/09 (p)	3,024
4,000	Rev., 5.75%, 07/01/10 (p)	4,230
		7,254
	South Carolina — 1.3%
3,500	Charleston Educational Excellence Finance Corp., Charleston County School District, Rev., 5.25%, 12/01/15	3,650
2,560	City of Columbia, Tourism, COP, AMBAC, 5.25%, 06/01/13	2,704
1,050	Laurens County School District No. 055, Rev., 5.25%, 12/01/15	1,071
	Lexington County,
925	Rev., 6.00%, 05/01/11	982
1,090	Rev., 6.00%, 05/01/14	1,189
1,700	Rev., 6.00%, 05/01/14 (p)	1,909
4,125	Medical University Hospital Authority, Series A, Rev., FHA, MBIA, 5.25%, 08/15/14	4,266
3,735	South Carolina Jobs-EDA, Rev., CIFG, 5.00%, 05/01/16	3,868
180	South Carolina Resource Authority, Local Government, Series A, Rev., 7.25%, 10/09/07	180
		19,819
	South Dakota — 0.1%
	South Dakota Housing Development Authority, Home Ownership Mortgage,
700	Series D, Rev., 4.80%, 05/01/11	721
880	Series D, Rev., 4.90%, 11/01/11	913
		1,634
	Tennessee — 3.3%
620	Bristol Industrial Development Board, Multi-Family Housing, Shelby Heights Apartments Project, Rev., GO, FSA, 6.10%, 10/09/07	627
5,350	City of Memphis Electric System, Sub Series A, Rev., MBIA, 5.00%, 12/01/13	5,644
3,000	Johnson City Health & Educational Facilities Board, 1st Mortgage, Series A, Rev., MBIA, 6.00%, 07/01/10	3,171

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   41

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Tennessee — Continued
3,415	Knox County, Health Educational & Housing Facilities Board, Multi-Family, Eastowne Village Project, Rev., VAR, LIQ: FNMA, 4.90%, 06/01/31	3,532
2,000	Memphis Health Educational & Housing Facility Board, Hillcrest Apartments Project, Rev., AMT, FHLMC, 5.00%, 10/01/39 (w)	2,008
2,100	Memphis-Shelby County Airport Authority, Federal Express Corp., Rev., 5.05%, 09/01/12	2,166
5,795	Shelby County Health Educational & Housing Facilities Board, Baptist Memorial Healthcare, Series A, Rev., VAR, 5.00%, 09/01/20	5,860
2,000	State of Tennessee, GO, FGIC, 5.25%, 02/01/09	2,044
	Tennessee Energy Acquisition Corp.,
3,000	Series A, Rev., 5.00%, 09/01/09	3,051
10,000	Series A, Rev., 5.25%, 09/01/21	10,290
	Tennessee Housing Development Agency, Home Ownership Program,
7,390	Series 2006-2, Rev., 5.75%, 01/01/16	7,703
2,500	Series 2007-1, Rev., 5.50%, 01/01/17	2,596
1,750	Tennessee Housing Development Agency, Single-Family Housing, Homeownership Program 3, Series 3, Rev., AMT, 5.30%, 01/01/09	1,790
		50,482
	Texas — 9.0%
	Arlington Housing Finance Corp., Single-Family Mortgage,
435	Rev., VAR, 6.40%, 06/01/27	439
890	Rev., VAR, 6.40%, 06/01/34	899
970	Rev., VAR, GNMA/FNMA, 6.40%, 05/01/12	978
4,976	Central Texas Housing Finance Corp., Mortgage-Backed Securities Program, Series A-2, Rev., VAR, AMT, GNMA/FNMA, 4.70%, 08/01/16 (w)	5,167
6,000	City of Austin, Electric, Series A, Rev., AMBAC, 5.00%, 11/15/13	6,382
3,000	City of Austin, Texas Airport System, Prior Lien, Rev., MBIA, 5.25%, 11/15/13	3,178
4,465	City of Dallas, GO, 5.00%, 02/15/14	4,619
4,000	City of El Paso, Independent School District, Capital Appreciation, GO, PSF-GTD, Zero Coupon, 08/15/08	3,098
4,000	Dallas Area Rapid Transit, Senior Lien, Rev., AMBAC, 5.00%, 12/01/16	4,196
6,000	Dallas-Fort Worth International Airport Facilities Improvement Corp, Series A, Rev., FSA, 5.50%, 11/01/13	6,283
110	Galveston Property Finance Authority, Single-Family Mortgage, Series A, Rev., 8.50%, 10/09/07	107
5,840	Harris County Flood Control District, Series A, GO, 5.25%, 10/01/14	6,223
1,470	Harris County Health Facilities Development Corp., Memorial Hermann Healthcare System, Series A, Rev., 5.25%, 12/01/13	1,543
4,885	Harris County, Hospital District, Rev., MBIA, 5.75%, 08/15/10 (p)	5,160
	Harris County, Houston Sports Authority, Capital Appreciation, Junior Lien,
3,345	Series B, Rev., MBIA, Zero Coupon, 11/15/08	2,734
4,950	Series B, Rev., MBIA, Zero Coupon, 11/15/08	3,429
2,525	Harris County, Tax & Sub Lien, Series B, Rev., VAR, FSA, 5.00%, 08/15/32	2,652
640	Houston Housing Finance Corp., Sterlingshire Apartments, Series A-2, Rev., 4.25%, 11/01/12	623
5,000	Houston Independent School District, Series A, GO, PSF-GTD, 5.25%, 02/15/15	5,379
	Keller Independent School District, Capital Appreciation,
1,880	GO, PSF-GTD, Zero Coupon, 08/15/09	1,744
1,750	GO, PSF-GTD, Zero Coupon, 08/15/10	1,561
	Little Elm Independent School District, Capital Appreciation,
3,560	GO, PSF-GTD, Zero Coupon, 08/15/12	845
1,930	GO, PSF-GTD, AMT, Zero Coupon, 08/15/12	504
3,000	Lower Colorado River Authority, LCRA Transmission Service, Rev., FSA, 5.25%, 05/15/12	3,151
3,500	Nortex Single-Family Housing Finance Corp., Mortgage-Backed Securities Program, Class A, Rev., GNMA/FNMA/FHLMC, 5.50%, 01/01/16	3,698
3,000	North Central Texas Health Facility Development Corp., Baylor Health Care System, Rev., 5.00%, 05/15/08	3,040
5,145	North East Independent School District, Capital Appreciation, School Building, Series A, GO, PSF-GTD, Zero Coupon, 08/01/10	4,596
	Northside Independent School District, School Building,
8,000	Series A, GO, PSF-GTD, 3.78%, 06/01/37	7,996
2,000	Series C, GO, VAR, PSF-GTD, 4.10%, 12/01/07	2,009
1,500	Pasadena Independent School District, School Building, GO, PSF-GTD, 5.00%, 02/15/14	1,588
3,000	San Antonio, Hotel Occupancy, Sub Lien, Series B, Rev., VAR, AMBAC, 5.00%, 08/15/34	3,035

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Texas — Continued
4,000	State of Texas, Series B1 & B2, GO, VAR, 8.50%, 09/30/11	4,699
2,310	Texas Department of Housing & Community Affairs, Series D, Rev., AMT, 4.40%, 03/01/16	2,300
8,540	Texas Public Finance Authority, Building & Procurement Projects, Series A, Rev., AMBAC, 5.00%, 02/01/14	9,053
5,897	Texas State Affordable Housing Corp., Professional Educators Home, Series A, Rev., VAR, GNMA/FNMA/FHLMC, 5.35%, 09/01/15	6,078
235	Texas State Affordable Housing Corp., Single-Family Mortgage, Series 2002-1, Rev., VAR, GNMA/FNMA, 7.10%, 03/01/12	238
1,425	Texas State Affordable Housing Corp., Single-Family Mortgage, Teachers Home Loan Program, Rev., VAR, GNMA/FNMA COLL, 6.20%, 09/01/12	1,444
2,966	Texas State Affordable Housing Corporation, Series C, Rev., GNMA/FNMA/FHLMC, 5.30%, 10/01/16	3,035
5,000	Texas State Transportation Commission, First Tier, Series A, Rev., 5.00%, 04/01/16	5,306
4,965	Travis County Housing Finance Corp., Series A, Rev., VAR, AMT, GNMA/FNMA, 5.35%, 03/01/16	5,139
1,945	Tyler Health Facilities Development Corp., East Texas Medical Center, Series D, Rev., VAR, FSA, 5.38%, 02/16/09	2,005
1,000	West Central Regional Housing Finance Corp., Mortgage-Backed Securities Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.35%, 12/01/17	1,027
		137,180
	Utah — 0.8%
1,950	County of Utah, Marathon Oil Project, Rev., 5.05%, 11/01/11	2,005
5,000	State of Utah, Series A, GO, 5.00%, 07/01/12	5,290
3,245	Utah State Board Of Regents, Student Fee and Housing System, Rev., MBIA, 5.25%, 04/01/23	3,508
580	Utah State Housing Corp., Single-Family Mortgage, Series G, Class I, Rev., 3.10%, 07/01/08	576
	Utah State Housing Finance Agency, Single-Family Mortgage,
565	Series D-2, Rev., FHA/VA MTGS, 5.35%, 01/01/08	570
35	Series F, Class II, Rev., 6.30%, 07/01/09	36
		11,985
	Virginia — 1.5%
2,425	Chesapeake Hospital Authority, Series A, Rev., 5.00%, 07/01/08	2,445
	Suffolk Redevelopment & Housing Authority, Multi-Family Housing, Oxford Apartments Project,
3,690	Rev., 6.10%, 10/01/08 (i)	3,698
3,500	Rev., 6.25%, 10/01/08 (i)	3,507
3,250	Tobacco Settlement Financing Corp., Asset-Backed Securities, Rev., 5.63%, 06/01/15 (p)	3,583
5,015	Virginia Public Building Authority, Series B, Rev., 5.00%, 08/01/08	5,077
	Virginia Port Authority,
2,000	Rev., FSA, 5.00%, 07/01/16	2,103
2,155	Rev., FSA, 5.50%, 07/01/12	2,302
		22,715
	Washington — 2.5%
5,000	City of Seattle, Light & Power, Rev., FSA, 5.00%, 08/01/14	5,271
10,675	Energy Northwest Electric, Project No.3, Series B, Rev., MBIA, 5.50%, 07/01/10	11,111
	Grant County Public Utility District No 2 Priest Rapids,
2,530	Series A, Rev., FGIC, 5.00%, 01/01/16	2,649
1,960	Series B, Rev., AMT, FGIC, 5.25%, 01/01/15	2,009
1,700	Quinault Indian Nation, Quinault Beach, Series A, Rev., ACA, 5.85%, 10/09/07	1,702
5,000	State of Washington, GO, 5.00%, 01/01/16	5,329
2,315	Washington Housing Finance Commission, Mortgage-Backed Securities Program, Rev., GNMA COLL, 7.00%, 01/01/11	2,468
2,500	Washington Public Power Supply System, Rev., VAR, FSA, 7.24%, 07/01/11	2,839
4,500	Washington Public Power Supply System, Nuclear Project No. 2, Series A, Rev., 6.30%, 07/01/12	4,975
		38,353
	Wisconsin — 1.3%
2,290	Badger Tobacco Asset Securitization Corp., Asset-Backed, Rev., 6.00%, 06/01/12	2,328
5,000	City of Kenosha, Capital Appreciation, Series D, GO, AMBAC, Zero Coupon, 09/01/15	3,586
	State of Wisconsin,
5,000	GO, 4.78%, 05/01/29 (i)	4,983

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   43

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Wisconsin — Continued
8,610	Series A, GO, FGIC, 5.00%, 05/01/12	9,081
420	Wisconsin Housing & EDA, Home Ownership, Series E, AMT, Rev., 5.75%, 09/01/27	422
		20,400
	Total Municipal Bonds (Cost $1,475,920)	1,474,267
SHARES
Investment Companies — 1.2%
436	BlackRock Investment Quality Municipal Fund	7,130
776	Nuveen Premium Income Municipal Fund	10,458
	Total Investment Companies (Cost $17,186)	17,588
	Total Long-Term Investments (Cost $1,493,106)	1,491,855

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.0%
	Investment Company — 2.0%
29,747	JPMorgan Tax Free Money Market Fund, Institutional Class (b) (m) (Cost $29,747)	29,747
	Total Investments — 99.9% (Cost $1,522,853)	1,521,602
	Liabilities in Excess of Other Assets — 0.1%	2,277
	NET ASSETS — 100.0%	$1,523,879

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 99.1%
	Municipal Bonds — 99.1%
	Arizona — 1.6%
1,500	City of Tucson, GO, MBIA, 5.00%, 07/01/18	1,604
1,670	Tucson Airport Authority, Inc., Sub Lien, Rev., AMT, MBIA, 5.00%, 12/01/16	1,726
		3,330
	California — 1.1%
1,500	Napa Valley Community College District, Series C, GO, MBIA, Zero Coupon, 08/01/17	798
1,500	State of California, GO, 5.00%, 03/01/16	1,547
		2,345
	Colorado — 1.8%
2,350	Colorado Housing & Facilities Authority, Capital Appreciation, Series A, Rev., Zero Coupon, 09/01/14 (p)	1,772
2,810	El Paso County, Single-Family Mortgage, Capital Appreciation, Series A, Rev., Zero Coupon, 05/01/15 (p)	2,049
		3,821
	Florida — 0.5%
1,000	Miami-Dade County, Aviation, International Airport, Series B, Rev., AMT, XLCA, 5.00%, 10/01/15	1,025
	Hawaii — 0.7%
1,500	Honolulu City & County Board of Water Supply, Series B, Rev., AMT, MBIA, 5.25%, 07/01/16	1,578
	Illinois — 2.5%
2,000	Chicago Park District, Alternative Revenue Source, Series D, FGIC, GO, 5.00%, 01/01/16	2,077
1,500	City of Chicago, Water, Second Lien, Series A, Rev., AMBAC, 5.00%, 11/01/16	1,569
1,500	University of Illinois, Academic Facilities Projects, Series A, COP, AMBAC, 5.00%, 03/15/16	1,573
		5,219
	Kansas — 0.8%
1,000	Kansas City, Single Family Municipal Multiplier, Series A, Rev., FHLMC COLL, Zero Coupon, 12/01/14 (p)	746
1,390	Saline County, Single-Family Mortgage, Rev., Zero Coupon, 12/01/15 (p)	986
		1,732
	Louisiana — 0.5%
1,685	Jefferson Parish Home Mortgage Authority, Single-Family Mortgage, Rev., FGIC, Zero Coupon, 05/01/17 (p)	1,109
	Missouri — 0.5%
1,000	Missouri State Health & Educational Facilities Authority, SSM Health Care, Series AA, Rev., MBIA, 6.40%, 06/01/10 (p)	1,069
	New York — 0.8%
1,500	New York City, Series E, FSA, GO, 5.00%, 11/01/14	1,591
	Ohio — 85.9%
1,000	Adams County Ohio Valley Local School District, Adams & Highland County, GO, MBIA, 5.45%, 10/09/07 (m)	1,004
1,000	Avon Lake City School District, GO, FGIC, 5.50%, 12/01/09 (p)	1,057
1,280	Belmont County, Improvement-East Ohio Regional Hospital, Rev., ACA, 5.25%, 01/01/08	1,283
1,000	Bowling Green State University, Rev., FGIC, 5.75%, 06/01/10 (p)	1,063
1,095	Butler County, Sewer System, Rev., FGIC, 5.25%, 12/01/09 (p)	1,141
1,000	Cincinnati City School District, Classroom Construction and Improvement, GO, FGIC, 5.25%, 12/01/20	1,093
1,500	Cincinnati City School District, School Improvement, GO, MBIA, 5.38%, 12/01/11 (p)	1,599
1,000	City of Akron, Community Learning Centers, Series A, Rev., FGIC, 5.25%, 12/01/13	1,063
	City of Akron, Sanitation Sewer System,
1,030	Rev., FGIC, 5.38%, 12/01/13	1,121
1,070	Rev., FGIC, 5.50%, 12/01/12	1,160
	City of Cincinnati, Various Purpose,
1,215	Series A, GO, 5.00%, 12/01/15	1,275
1,500	Series C, GO, 5.00%, 06/01/17	1,596
1,000	City of Cincinnati, Water Systems, Sub Series B, Rev., VAR, MBIA, 5.00%, 06/01/17	1,045
	City of Cleveland,
1,015	GO, AMBAC, 5.25%, 12/01/14 (p)	1,105
1,000	GO, FGIC, 5.60%, 12/01/10 (p)	1,067
1,000	GO, MBIA, 5.75%, 08/01/11	1,076
	City of Cleveland, Airport System,
1,000	Series A, Rev., AMT, FSA, 5.13%, 01/01/08	1,013
2,000	Series A, Rev., FSA, 5.25%, 01/01/10 (p)	2,088
	City of Cleveland, Capital Appreciation, Public Power Systems, First Mortgage,
935	Series A, Rev., MBIA, Zero Coupon, 11/15/09 (p)	860

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   45

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Ohio — Continued
320	Series A, Rev., MBIA, Zero Coupon, 11/15/11 (p)	272
	City of Cleveland, Capital Appreciation, Public Power Systems, First Mortgage, Unrefunded Balance,
1,065	Series A, Rev., MBIA, Zero Coupon, 11/15/09	979
2,680	Series A, Rev., MBIA, Zero Coupon, 11/15/11	2,279
5,250	City of Cleveland, Cleveland Stadium Project, Rev., COP, AMBAC, Zero Coupon, 11/15/11	4,463
	City of Cleveland, Parking Facilities,
1,000	Rev., FSA, 5.00%, 09/15/14	1,062
1,370	Rev., FSA, 5.25%, 09/15/21	1,497
	City of Cleveland, Public Power System,
1,220	Rev., AMBAC, 5.50%, 11/15/11	1,300
1,280	Series A, Rev., FGIC, 5.00%, 11/15/15	1,368
1,000	Series A-1, Rev., FGIC, 5.00%, 11/15/16	1,040
1,220	City of Cleveland, Waterworks, Series O, Rev., MBIA, 5.00%, 01/01/17	1,288
2,200	City of Cleveland, Waterworks, First Mortgage, Series G, Rev., MBIA, 5.50%, 01/01/13	2,293
642	City of Columbus, Clintonville II Street Light Assessment, GO, 4.40%, 09/01/15	641
1,000	City of Columbus, Police-Firemen Disability, GO, 5.00%, 07/15/08 (p)	1,021
1,265	City of Defiance, Waterworks System Improvements, GO, AMBAC, 5.65%, 12/01/08	1,318
1,495	City of Newark, Capital Appreciation, GO, FGIC, Zero Coupon, 12/01/11	1,269
	City of Reading, St. Mary’s Educational Institute,
1,160	Rev., RADIAN, 5.65%, 02/01/10	1,190
1,000	Rev., RADIAN, 5.70%, 02/01/10	1,025
110	City of Strongsville, Unrefunded Balance, GO, 6.70%, 10/09/07	112
1,000	City of Toledo, Sewer System, Rev., MBIA, 5.25%, 11/15/09	1,049
2,975	Clermont County, Sewer District, Rev., AMBAC, 5.25%, 08/01/13	3,184
810	Cleveland-Cuyahoga County, Port Authority, Port Capital Improvement Project, Series A, Rev., 5.38%, 05/15/09	802
715	Cleveland-Cuyahoga County, Port Authority, Port Cleveland Bond Fund, Series A, Rev., LOC: Fifth Third Bank, 6.25%, 05/15/11	753
900	Cleveland-Cuyahoga County, Port Authority, Port Cleveland Bottle Supply, Series B, Rev., LOC: Fifth Third Bank North West Ohio, 6.50%, 11/15/11	951
2,000	Columbus Regional Airport Authority, Rev., MBIA, 5.00%, 01/01/17	2,092
	Cuyahoga County,
2,500	Series A, Rev., 5.50%, 01/01/13	2,665
1,400	Series A, Rev., 6.00%, 07/01/13	1,539
1,000	Series A, Rev., 6.00%, 07/01/13	1,094
1,500	Cuyahoga County, Capital Appreciation, Series A, GO, MBIA, Zero Coupon, 10/01/13	1,178
1,000	Cuyahoga County, Economic Development, University School Project, Series B, Rev., VAR, LOC: Keybank N.A., 5.30%, 12/01/09	1,027
2,000	Cuyahoga County, Healthcare Facilities, Benjamin Rose Institute Project, Rev., 5.50%, 12/01/08 (p)	2,060
1,000	Cuyahoga County, Metrohealth System, Series A, Rev., MBIA, 5.13%, 10/09/07	1,016
540	Cuyahoga County, Multi-Family Housing, Clifton Plaza, Rev., GNMA COLL, 4.15%, 06/20/15	534
1,000	Cuyahoga County, Walker Center, Inc., Series I, Rev., AMBAC, 5.25%, 07/01/08	1,020
1,205	Delaware County, Sanitation Sewer Systems, Rev., FSA, 4.50%, 06/01/17	1,220
1,000	Dublin City School District, Capital Appreciation, GO, FGIC, Zero Coupon, 12/01/15	706
1,000	Dublin City School District, School Facilities, Construction & Improvement, GO, MBIA, 5.00%, 06/01/16	1,060
1,250	Franklin County, American Chemical Society Project, Rev., 5.50%, 10/01/09	1,292
1,000	Franklin County, Economic Development, Capitol South Community Urban, Rev., 5.70%, 06/01/10 (i)	1,006
1,000	Franklin County, Health Care Presbyterian Services, Rev., 5.50%, 07/01/08	1,012
1,260	Franklin County, Improvement Children’s Hospital Project, Rev., AMBAC, 5.50%, 05/01/11 (p)	1,346
2,000	Franklin County, Online Computer Library Center, Series A, Rev., 5.00%, 10/01/08	2,033
1,025	Hamilton County, Convention Facilities Authority, Second Lien, Rev., FGIC, 5.00%, 06/01/14	1,074
1,000	Hamilton County, Sales Tax, Series A, Rev., AMBAC, 5.00%, 12/01/16	1,057
1,000	Huron County, Correctional Facility Issue I, GO, MBIA, 5.70%, 12/01/07 (p)	1,024
	Lake County, Building Improvement,
1,060	GO, MBIA, 5.00%, 06/01/15	1,098

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Ohio — Continued
1,010	GO, MBIA, 5.00%, 06/01/15	1,050
1,400	Lake Local School District/Stark County, School Improvement, GO, FSA, 5.00%, 06/01/15	1,466
2,450	Lakewood City School District, Capital Appreciation, GO, FSA, Zero Coupon, 12/01/17	1,558
2,535	Lakota Local School District, GO, FGIC, 5.10%, 12/01/08	2,599
1,120	Lebanon City School District, School Construction, GO, FSA, 5.00%, 06/01/15	1,164
1,930	London City School District, School Facilities, Construction & Improvement, GO, FGIC, 5.25%, 12/01/11	2,041
	Lorain County Hospital, Catholic Healthcare Partners,
1,000	Series B, Rev., MBIA, 5.63%, 10/09/07	1,021
1,000	Series B, Rev., MBIA, 5.63%, 10/09/07	1,021
2,000	Lucas County, Hospital, Promedica Healthcare Obligation Group, Rev., AMBAC, 5.63%, 11/15/09	2,090
2,430	Lucas County, Multi-Family Housing, Neighborhood Properties, Inc. Project, Rev., LOC: Keybank N.A., 5.20%, 11/01/08	2,487
2,700	Mahoning Valley Sanitation District, Rev., FSA, 5.13%, 12/15/08	2,770
1,430	Marysville Exempt Village School District, GO, FSA, 5.00%, 12/01/15	1,489
2,500	Middleburg Heights, Southwest General Health Center, Rev., FSA, 5.70%, 08/15/08	2,590
1,000	Minster Local School District, School Facilities & Construction, GO, FSA, 5.50%, 12/01/10 (p)	1,064
1,750	Montgomery County, Catholic Health, Rev., 4.25%, 09/01/09 (p)	1,767
	Montgomery County, Grandview Hospital & Medical Center,
1,000	Rev., 5.35%, 12/01/07 (p)	1,019
1,575	Rev., 5.65%, 12/01/07 (p)	1,636
875	Montgomery County, Multi-Family Housing, Chevy Chase Apartments, Rev., FHLMC, 4.60%, 11/01/13	875
305	Ohio Capital Corp. For Housing, Mortgage, Section 8 Assisted, Series M, Rev., FHA, 5.90%, 10/09/07	305
	Ohio Housing Finance Agency,
880	Series A, Rev., FSA, 4.50%, 04/01/12	903
1,000	Series A, Rev., FSA, 5.00%, 04/01/17	1,032
500	Series A, Rev., FSA, 5.00%, 04/01/17	509
900	Ohio Housing Finance Agency, Mortgage-Backed Securities Program, Series G, Rev., GNMA/FNMA, 4.75%, 09/01/16	900
1,390	Ohio Housing Finance Agency, Multi-Family Housing, Hillwood II Project, Rev., AMT, GNMA COLL, 4.85%, 05/20/16	1,349
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities,
1,000	Series A, Rev., AMT, GNMA COLL, 4.30%, 03/01/16	980
105	Series D, Rev., 4.20%, 09/01/10	106
2,685	Ohio Housing Finance Agency, Single Family, Rev., FGIC, FHA/VA/PRIV MTGS, Zero Coupon, 07/15/13 (p)	1,836
850	Ohio Housing Finance Agency, Warren Heights, Series C, Rev., GNMA COLL, FHA, 4.50%, 11/20/17	841
	Ohio State Building Authority, State Facilities, Adult Correction Building,
2,480	Series A, Rev., 5.25%, 10/01/09 (p)	2,579
1,000	Series A, Rev., FSA, 5.50%, 10/01/11	1,063
	Ohio State Turnpike Commission,
1,500	Rev., 5.50%, 02/15/11	1,582
5,155	Series A, Rev., FGIC, 5.50%, 02/15/14	5,636
	Ohio State University,
1,000	Series A, Rev., 5.50%, 12/01/09 (p)	1,048
1,000	Series B, Rev., 5.25%, 06/01/13	1,069
2,510	Ohio State Water Development Authority, Fresh Water Service, Rev., AMBAC, 5.80%, 10/09/07 (p)	2,532
785	Ohio State Water Development Authority, Pure Water, Series I, Rev., AMBAC, 7.00%, 09/21/07 (p)	811
1,250	Ohio State Water Development Authority, State Match, Rev., 5.00%, 06/01/14	1,309
1,000	Ohio State Water Development Authority, Water Control Loan Fund — Water Quality Service, Rev., MBIA, 5.50%, 12/01/07 (p)	1,014
	Olentangy Local School District,
500	GO, BIG, 7.75%, 12/01/11	578
2,165	Series A, GO, FSA, 5.00%, 12/01/16	2,273
1,000	Plain Local School District, GO, FGIC, 5.80%, 06/01/11	1,069
1,500	Richland County, Hospital Facilities, Medcentral Health Systems, Rev., 5.13%, 11/15/16	1,516
2,550	RiverSouth Authority, RiverSouth Area Redevelopment, Series A, Rev., 5.00%, 12/01/15	2,686

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   47

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Ohio — Continued
1,000	Sandusky County, Hospital Facilities, Memorial Hospital, Rev., 5.10%, 01/01/08	1,002
525	Shaker Heights City School District, Series A, GO, 7.10%, 12/15/10	554
1,260	Southwest Licking Local School District, GO, FGIC, 5.75%, 12/01/14	1,409
1,710	Springfield City School District, Clark County, Capital Appreciation, GO, AMBAC, Zero Coupon, 12/01/12	1,394
1,000	State of Ohio, Baldwin Higher Educational Facility, Wallace College Project, Rev., 5.50%, 06/01/14	1,045
1,150	State of Ohio, Case Western Reserve University Project, Rev., MBIA, 5.25%, 12/01/19	1,253
	State of Ohio, Common Schools,
1,205	Series A, GO, 5.25%, 09/15/12	1,289
1,250	Series B, GO, 5.00%, 03/15/14	1,301
	State of Ohio, Conservation Projects,
1,110	Series A, GO, 4.00%, 09/01/10	1,121
2,720	Series A, GO, 5.00%, 09/01/16	2,919
1,500	State of Ohio, Denison University 2007 Project, Rev., 5.00%, 11/01/17	1,577
	State of Ohio, Infrastructure Improvements,
1,955	GO, 5.75%, 02/01/10 (p)	2,048
1,500	Series D, GO, 5.00%, 03/01/14	1,556
1,500	State of Ohio, Mental Health Capital Facilities II, Series B, Rev., 5.50%, 06/01/11 (p)	1,594
1,000	State of Ohio, University of Dayton 2001, Rev., AMBAC, 5.38%, 06/01/11	1,063
960	Summit County Port Authority, Twinsburg Project, Series D, Rev., 5.13%, 05/15/15	904
	Toledo-Lucas County, Port Authority, Development, Northwest Ohio Bond Fund,
1,280	Series A, Rev., 5.10%, 05/15/09	1,292
545	Series B, Rev., LOC: Fifth Third Bank North West Ohio, 6.13%, 11/15/09	556
485	Series E, Rev., 6.10%, 11/15/10	502
145	Series F, Rev., 6.00%, 11/15/07	145
1,190	Trumbull County, Royal Mall Apartments, Rev., FHA/GNMA, 4.80%, 05/20/17	1,203
	University of Cincinnati, General Receipts,
1,500	Series A, Rev., AMBAC, 5.00%, 06/01/14	1,583
1,960	Series A, Rev., MBIA, 5.00%, 06/01/17	2,054
1,135	University of Toledo, General Receipts, Rev., FGIC, 5.25%, 06/01/11 (p)	1,197
1,000	West Geauga Local School District, School Improvement, GO, AMBAC, 5.00%, 11/01/10	1,039
1,680	Westerville City School District, GO, MBIA, 5.25%, 06/01/11 (p)	1,771
1,905	Westlake City School District, Capital Appreciation, School Improvement, Series A, GO, FGIC, Zero Coupon, 12/01/15	1,348
		181,970
	Texas — 2.0%
1,000	Northside Independent School District, Series D, GO, PSF-GTD, 5.00%, 06/15/16	1,053
2,500	Southeast Housing Finance Corp., Rev., MBIA, Zero Coupon, 09/01/17 (p)	1,617
1,500	State of Texas, Transition Community, Mobility Fund, GO, 5.00%, 04/01/16	1,573
		4,243
	Washington — 0.4%
825	State of Washington, Series A & AT-6, GO, 6.25%, 02/01/11	860
	Total Long-Term Investments — 99.1% (Cost $204,483)	209,892
	Other Assets in Excess of Liabilities — 0.9%	1,831
	NET ASSETS — 100.0%	$211,723

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

JPMorgan Short Term Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 95.1%
	Municipal Bonds — 95.1%
	Alabama — 2.2%
250	Alabama Public Housing Authorities, Series A, Rev., FSA, 3.50%, 01/01/10	248
	Huntsville Madison County Airport Authority,
2,330	Rev., FSA, 5.00%, 07/01/12	2,431
2,450	Rev., FSA, 5.00%, 07/01/13	2,563
		5,242
	Alaska — 0.8%
1,945	Alaska Energy Authority, Power, Bradley Lake, Third Series, Rev., FSA, 6.00%, 07/01/09	2,021
	Arizona — 7.1%
2,400	Arizona Health Facilities Authority, Phoenix Children’s Hospital, Series A, Rev., VAR, 4.95%, 02/01/2013	2,388
1,365	City of Sedona, Excise Tax, Rev., MBIA, 5.00%, 07/01/08	1,380
1,000	City of Tucson, GO, FGIC, 6.40%, 07/01/08	1,022
11,705	Maricopa County IDA, Coral Point Apartments Project, Series A, Rev., VAR, 4.95%, 03/01/08	11,710
380	Tucson & Prima Counties IDA, Mortgage-Backed Securities Program, Series 1A, Rev., VAR, GNMA/FNMA, 7.45%, 01/01/10	390
		16,890
	California — 5.6%
3,400	City of Lodi, Electric Systems, Series B, COP, MBIA, Zero Coupon, 01/15/09 (p)	1,315
5,000	Contra Costa County, Multi-Family Housing, Pleasant Hill Bart Transit, Series A, Rev., VAR, 3.95%, 04/15/46	5,001
2,150	Golden State Tobacco Securitization Corp., Asset-Backed, Senior Series A-1, Rev., 4.50%, 06/01/17	2,037
1,210	Orange County, Water District, Series B, COP, MBIA, 4.50%, 08/15/09	1,228
3,375	State of California, Series A, GO, MBIA, 5.25%, 07/01/13	3,636
		13,217
	Colorado — 6.3%
5,750	Arapahoe County Water & Wastewater Authority, Series C, Rev., VAR, LOC: BNP Paribas, 3.13%, 12/01/07 (p)	5,605
480	Colorado Housing & Finance Authority, Multi-Family Project, Series C-3, Class I, Rev., AMT, 3.50%, 10/01/07	480
2,500	Countrydale Metropolitan District, GO, VAR, LOC: Compass Bank, 3.50%, 12/01/07	2,497
	Delta County, Memorial Hospital District Enterprise,
1,065	Rev., 3.75%, 09/01/07	1,065
1,025	Rev., 4.10%, 09/01/08	1,021
1,155	Rev., 4.45%, 09/01/09	1,154
975	Denver City & County, Metropolitan Mayors Caucus, Series A, Rev., VAR, GNMA/FNMA/FHLMC COLL, 6.35%, 05/01/09	984
1,570	Denver City & County, Various Purpose, Series B, GO, 5.75%, 08/01/08	1,600
425	El Paso County, Single Family Mortgage, Series A, Rev., 4.50%, 05/01/12	425
		14,831
	Connecticut — 3.1%
5	City of New Haven, Series C, GO, MBIA, 5.00%, 11/01/08 (p)	5
2,605	Connecticut State Higher Education Supplement Loan Authority, Family Educational Loan Program, Series A, Rev., MBIA, 4.38%, 11/15/13	2,627
	State of Connecticut,
3,000	Series B, GO, 5.25%, 06/15/09	3,084
1,495	Series B, GO, 5.75%, 11/01/09 (p)	1,572
		7,288
	Delaware — 1.1%
2,500	Delaware Transportation Authority, Motor Fuel Tax Revenue Series B, Rev., AMBAC, 5.25%, 07/01/12	2,670
	Florida — 6.3%
1,600	Broward County, Resource Recovery, Wheelabrator, Series A, Rev., 5.50%, 12/01/08	1,635
1,185	City of Atlantic Beach, Health Care, Fleet Landing Project, Rev., ACA, 5.25%, 10/01/08	1,195
2,195	Collier County School Board, COP, FSA, 5.38%, 02/15/12 (p)	2,346
1,200	Escambia County, Housing Finance Authority, Multi-County Program, Series A, Rev., GNMA/FNMA, 2.63%, 10/01/09	1,178
3,500	Highlands County Health Facilities Authority, Adventist Health Hospital, Series I, Rev., VAR, 5.00%, 11/16/09	3,558
3,000	Miami-Dade County Educational Facilities Authority, University of Miami, Series B, Rev., 5.00%, 04/01/12	3,146

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   49

JPMorgan Short Term Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Florida — Continued
2,000	University Athletic Association, Inc., Athletic Program, Remarket, Rev., VAR, 3.80%, LOC: Suntrust Bank, 10/01/11	1,989
		15,047
	Georgia — 2.8%
5,000	Coweta County, Sales Tax, GO, AMBAC, 5.00%, 03/01/11	5,222
	Monroe County Development Authority, Oglethorpe Power Corp.,
905	Series A, Rev., MBIA-IBCC, 6.70%, 01/01/09	939
500	Series A, Rev., MBIA-IBCC, 6.75%, 01/01/10	532
		6,693
	Guam — 0.5%
1,130	Guam Education Financing Foundation, Series A, COP, 5.00%, 10/01/07	1,131
	Hawaii — 0.9%
2,000	Honolulu City & County, GO, MBIA-IBCC, 5.45%, 09/11/08 (p)	2,033
	Illinois — 3.6%
1,000	City of Chicago, Second Lien, Rev., MBIA, 6.00%, 01/01/10 (p)	1,060
1,790	Illinois Educational Facilities Authority, Medical Term-Field Museum, Rev., VAR, 4.45%, 11/01/14	1,796
2,750	Illinois Educational Facilities Authority, University of Chicago, Series B, Rev., VAR, 4.05%, 07/01/09	2,762
1,250	Illinois Health Facilities Authority, Centegra Health System, Rev., 5.50%, 09/01/07	1,250
1,675	Winnebago County, School District No. 122 Harlem-Loves Park, GO, FGIC, 6.55%, 06/01/09	1,753
		8,621
	Indiana — 1.3%
1,055	Indiana Educational Facilities Authority, Butler University Project, Rev., MBIA, 4.75%, 02/01/08	1,059
	New Albany School District, Floyd County School Building Corp., First Mortgage,
635	Rev., FGIC, 5.00%, 01/15/09	646
1,305	Rev., FGIC, 5.00%, 01/15/10	1,342
		3,047
	Kansas — 0.8%
1,010	Saline County Unified School District No. 305, GO, FSA, 5.25%, 09/01/08	1,023
950	Sedgwick County Unified School District No. 259, GO, MBIA, 5.50%, 09/01/10	994
		2,017
	Louisiana — 0.8%
15	Louisiana Housing Finance Agency, Single Family Home Ownership, Series B-2, Rev., AMT, GNMA/FNMA FHA/VA MTGS, 6.20%, 12/01/07	15
635	Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Series B, Rev., 5.00%, 05/15/10 (w)	648
	Parish of St. Mary, Solid Waste,
225	Rev., 5.40%, 03/01/08	226
280	Rev., 5.40%, 03/01/09	283
295	Rev., 5.40%, 03/01/10	301
310	Rev., 5.40%, 03/01/11	318
		1,791
	Massachusetts — 4.1%
3,850	City of Quincy, Longs, Rev., VAR, FSA, 6.52%, 09/12/07	3,858
735	Commonwealth of Massachusetts, Series B, GO, 6.50%, 08/01/08 (p)	752
3,000	Massachusetts Housing Finance Agency, Insured Construction Loan, Series A, Rev., AMT, FSA, 4.13%, 01/01/08	3,002
	New Bedford Housing Authority, Capital Funding Program,
605	Series A, Rev., 2.40%, 10/01/07	604
620	Series A, Rev., 2.70%, 10/01/08	611
635	Series A, Rev., 3.00%, 10/01/09	623
375	Series A, Rev., 3.20%, 10/01/10	367
		9,817
	Michigan — 1.0%
1,240	Saginaw Hospital Finance Authority, Covenant Medical Center, Series G, Rev., 4.75%, 07/01/08	1,248
1,000	Traverse City Area Public Schools, GO, FGIC, 4.35%, 05/01/08	1,005
		2,253
	Mississippi — 1.9%
4,540	Biloxi Housing Authority, Cadet Point Senior Village, Rev., FSA, 3.25%, 10/09/07	4,531
	Missouri — 1.9%
2,500	City of St. Louis, Lamber-St. Louis International Airport, Series A, Rev., FSA, 5.00%, 07/01/09	2,555

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Missouri — Continued
1,340	Missouri Development Finance Board Infrastructure, Public Safety Improvement, Series D, Rev., 5.00%, 03/01/08	1,347
665	Riverview Gardens School District, Capital Appreciation, GO, FSA, Zero Coupon, 04/01/11	578
		4,480
	Nebraska — 0.4%
1,000	State of Nebraska, State Information Systems Project, COP, 4.40%, 07/01/08	1,005
	Nevada — 1.1%
2,500	Clark County, Junior Sub Lien, Series B-1, Rev., AMT, 5.00%, 07/01/08	2,522
	New Hampshire — 1.7%
4,000	New Hampshire Business Finance Authority, Series A, Rev., VAR, 3.50%, 02/01/09	3,951
	New Jersey — 2.7%
700	New Jersey State Educational Facilities Authority, Stevens Institutional Technology, Series A, Rev., 5.00%, 07/01/13	718
2,685	South Jersey Port Corp., Rev., AMT, 5.00%, 01/01/08	2,693
2,750	Tobacco Settlement Financing Corp., Asset-Backed, Rev., 6.13%, 06/01/12 (p)	3,032
		6,443
	New Mexico — 1.5%
3,380	New Mexico State Transportation Commission, Senior Sub Lien Tax, Series A, Rev., 5.00%, 06/15/09 (p)	3,453
	New York — 2.2%
5	City of New York Series F, GO, 5.38%, 02/01/08 (p)	5
	City of New York, Unrefunded Balance,
1,520	Series A, GO, 6.25%, 08/01/09	1,532
495	Series F, GO, 5.38%, 02/01/08	502
3,000	New York State Dormitory Authority, Series B, Rev., VAR, 5.25%, 05/15/12	3,169
		5,208
	North Carolina — 2.3%
3,000	North Carolina Housing Finance Agency, Series 27-A, Rev., VAR, AMT, 3.69%, 06/01/08	2,996
	North Carolina Medical Care Commission, First Mortgage, Deerfield,
1,000	Series A, Rev., 3.13%, 11/01/09	972
1,500	Series A, Rev., 3.38%, 11/01/10	1,452
		5,420
	North Dakota — 0.2%
580	North Dakota State Housing Finance Agency, Home Mortgage Finance, Series B, Rev., 3.30%, 07/01/08	577
	Ohio — 5.1%
615	Cleveland-Cuyahoga County Port Authority, Bond Fund Program, Myers University Project, Series E, Rev., 4.65%, 05/15/14	598
6,000	Cleveland-Cuyahoga County Port Authority, Rock & Roll Hall of Fame Project, Rev., FSA, 3.60%, 12/01/07	5,880
	Columbus Regional Airport Authority, Joseph Knight Towers Projects,
120	Series A, Rev., GNMA COLL, 3.60%, 02/20/09	119
480	Series A, Rev., GNMA COLL, 4.30%, 02/20/14	477
3,000	State of Ohio, Mental Health Capital Facilities, Series II-A, Rev., AMBAC, 4.00%, 08/01/09	3,014
2,000	State of Ohio, Water Development Authority, Waste Management, Solid Waste, Rev., VAR, 4.85%, 11/01/07	2,000
		12,088
	Oklahoma — 0.3%
580	Oklahoma Housing Finance Agency, Single Family Mortgage, Series B-2, Rev., AMT, GNMA/FNMA, 6.80%, 09/01/09	592
	Oregon — 1.7%
4,089	MMA Financial CDD Senior Securitization Trust, Harmony Pass-Through Certificates, Series A, Rev., VAR, LOC: Compass Bank, 3.38%, 11/01/08 (i)	4,042
	Pennsylvania — 2.1%
500	City of Philadelphia, Gas Works, Series A-1, Rev., FSA, 5.00%, 09/01/09	512
3,625	City of Philadelphia, Water & Wastewater, Series A, Rev., AMBAC, 5.00%, 08/01/13	3,845
400	Pennsylvania State Higher Educational Facilities Authority, Allegheny Delaware Obligation, Series A, Rev., MBIA, 5.60%, 11/15/09	415
145	Pennsylvania State Housing Finance Agency, Single Family Mortgage, Series 65A, Rev., AMT, 4.60%, 10/01/08	146
		4,918
	Puerto Rico — 0.6%
1,295	Commonwealth of Puerto Rico, Unrefunded Balance, Public Improvement, Series A, GO, 5.00%, 07/01/08	1,308
	Rhode Island — 1.7%
3,975	Rhode Island Refunding Bond Authority, Series A, Rev., AMBAC, 5.25%, 02/01/08	4,038

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   51

JPMorgan Short Term Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	South Carolina — 0.9%
1,000	Charleston County, Public Improvements, GO, 5.25%, 09/01/09 (p)	1,039
1,160	Charleston County School District Development Corp., Series B, GO, SCSDE, 5.00%, 02/01/10	1,196
		2,235
	Tennessee — 1.9%
985	Clarksville Natural Gas Acquisition Corp., Rev., 5.00%, 12/15/07	988
2,500	Knox County Health Educational & Housing Facilities Board, Ft. Sanders Alliance, Rev., MBIA, 7.25%, 01/01/08	2,528
1,000	Tennessee Energy Acquisition Corp., Series B, Rev., AMBAC, 5.00%, 09/01/07	1,000
		4,516
	Texas — 8.2%
	Austin Independent School District, Capital Appreciation,
1,035	GO, FGIC, Zero Coupon, 08/01/10	921
1,205	GO, FGIC, Zero Coupon, 08/01/11	1,033
5,275	City of Houston, Water & Sewer System, Series B, Rev., FGIC, 5.25%, 12/01/10 (p)	5,516
2,785	City of San Antonio, Electric & Gas Systems, Series A, Rev., 5.00%, 02/01/12	2,921
2,205	Houston Community College System, Junior Lien, Series A, Rev., MBIA, 5.38%, 04/15/11 (p)	2,327
2,385	Houston Community College System, Unrefunded Balance, Junior Lien, Series A, Rev., MBIA, 5.38%, 04/15/11	2,511
610	Keller Higher Education Facilities Corp., Series A, Rev., RADIAN, 4.25%, 06/01/08	611
	San Leanna Educational Facilities Corp., Saint Edwards University Project,
285	Rev., 4.50%, 06/01/11	285
200	Rev., 4.50%, 06/01/12	200
1,500	Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources, Series A, Rev., 5.00%, 02/15/13	1,563
1,500	Texas Municipal Gas Acquisition & Supply Corp. I, Senior Lien, Series B, Rev., VAR , 3.92%, 09/07/07	1,488
		19,376
	Virginia — 4.0%
1,000	Big Stone Gap Redevelopment & Housing Authority, Rev., 5.00%, 09/01/08	1,013
	Virginia Beach Development Authority, Sentara Health Systems,
2,985	Rev., 5.25%, 11/01/08	3,063
5,100	Series A, Rev., 5.00%, 12/01/11	5,358
		9,434
	Washington — 1.3%
1,000	Energy Northwest, Wind Project, Rev., MBIA, 5.00%, 07/01/10	1,032
2,000	Washington State Public Power Supply System, Series A, Rev., 5.75%, 07/01/08	2,032
		3,064
	Wisconsin — 3.1%
7,400	Badger TOB Asset Securitization Corp., Asset-Backed, Rev., 5.00%, 06/01/08	7,430
	Total Long-Term Investments (Cost $226,427)	225,240
Short-Term Investments — 4.3%
	Municipal Bonds — 3.1%
	Alabama — 0.4%
900	Jefferson County, Sub Series A-4, Rev., ARS, AMBAC, 3.50%, 09/20/07	900
	Illinois — 2.1%
5,000	Centerpoint Intermodal Center Program Trust, Tax Allocation, Series F3, VRDO, LIQ: Lehman Brothers Special Financing, 4.20%, 09/12/07	5,000
	Maryland — 0.6%
1,413	City of Baltimore, Port Facilities, Series 1409, Rev., VRDO, LIQ: Morgan Stanley, 4.15%, 09/13/07	1,413
	Total Municipal Bonds (Cost $7,313)	7,313
SHARES
	Investment Company — 1.2%
2,896	JPMorgan Tax Free Money Market Fund, Institutional Class (b) (m) (Cost $2,896)	2,896
	Total Short-Term Investments (Cost $10,209)	10,209
	Total Investments — 99.4% (Cost $236,636)	235,449
	Other Assets In Excess of Liabilities — 0.6%	1,322
	NET ASSETS — 100.0%	$236,771

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 98.8%
	Municipal Bonds — 98.8%
	Alabama — 0.9%
8,000	Alabama State Public School & College Authority, Capital Improvement, Series C, Rev., 5.75%, 07/01/09 (m)	8,379
	Alaska — 1.1%
	Alaska Energy Authority Power, Bradley Lake,
3,485	Fourth Series, Rev., FSA, 6.00%, 07/01/17 (m)	3,957
3,915	Fourth Series, Rev., FSA, 6.00%, 07/01/19 (m)	4,470
2,000	City of Anchorage, Schools, Series B, GO, FGIC, 5.88%, 12/01/10 (m) (p)	2,133
		10,560
	Arizona — 0.8%
	Arizona School Facilities Board, State School Trust,
4,360	Series A, Rev., AMBAC, 5.75%, 07/01/14 (m)	4,824
2,375	Series A, Rev., AMBAC, 5.75%, 07/01/14	2,612
		7,436
	California — 19.6%
2,500	California Educational Facilities Authority, Claremont Mckenna College, Rev., 5.00%, 01/01/18	2,573
	California Health Facilities Financing Authority, Marshall Medical Center,
2,200	Series A, Rev., CA MTG INS, 5.00%, 11/01/14	2,222
2,000	Series A, Rev., CA MTG INS, 5.00%, 11/01/14	1,995
	California State Department of Water Resources, Power Supply,
2,000	Series A, Rev., MBIA-IBC, 5.25%, 05/01/12 (p)	2,155
4,000	Series A, Rev., XLCA, 5.38%, 05/01/12 (p)	4,331
2,750	California State Public Works Board, Department of Corrections, Series C, Rev., 5.50%, 12/01/13	2,917
3,000	California State Public Works Board, Department of Mental Health, Coalinga, Series A, Rev., 5.50%, 06/01/14	3,194
	California State University, Systemwide,
5,915	Series A, Rev., FGIC, 5.00%, 05/01/13	5,972
2,950	Series C, Rev., MBIA, 5.00%, 11/01/15	3,056
4,000	California Statewide Communities Development Authority, Insured Health Facilities, Los Angeles Jewish Home, Rev., CA ST MTG, 5.25%, 11/01/13	4,108
350	Chico Public Financing Authority, Merged Redevelopment Project, Tax Allocation, MBIA, 5.00%, 04/01/10	362
430	Chino Valley Unified School District, Series A, COP, GO, FSA, 5.38%, 08/01/12	460
3,555	City of Oakland, Sewer System, Series A, Rev., FSA, 5.00%, 06/15/14	3,637
2,210	City of Riverside, Electric, Rev., FSA, 5.25%, 10/01/11 (p)	2,368
5,000	City of San Francisco & County Airports Commission, Rev., FGIC, 5.00%, 05/01/26	5,156
2,000	City of San Jose Evergreen Community College District, Series A, GO, AMBAC, 5.25%, 09/01/14	2,157
	Clovis Unified School District, Election 2004,
3,510	Series B, GO, MBIA, 5.00%, 08/01/16	3,653
3,760	Series B, GO, MBIA, 5.00%, 08/01/16	3,908
	East Bay Municipal Utility District,
7,000	Sub Series A, Rev., MBIA, 5.00%, 06/01/15	7,176
3,260	Sub Series B, Rev., AMBAC, 5.00%, 06/01/17	3,463
1,000	Fullerton University Foundation, Series A, Rev., MBIA, 5.75%, 07/01/10	1,054
17,000	Golden State Tobacco Securitization Corp., Asset Backed, Series A-1, Rev., 5.75%, 06/01/17	16,508
325	Golden West Schools Financing Authority, Series A, Rev., MBIA, 5.80%, 02/01/20	372
3,470	Los Angeles, Harbor Department, Rev., 7.60%, 10/01/18 (p)	4,135
10,000	Los Angeles Unified School District, Election of 1997, Series E, GO, MBIA, 5.13%, 07/01/12 (p)	10,675
6,000	Metropolitan Water District of Southern California, Series A, Rev., 5.00%, 07/01/17	6,195
2,920	Napa Valley Unified School District, Election 2002, GO, FGIC, 5.00%, 08/01/16	3,020
	Orange County Development Agency, Santa Ana Heights Project Area, Tax Allocation,
2,120	AMBAC, 5.25%, 09/01/13	2,240
3,230	AMBAC, 5.25%, 09/01/13	3,455
2,000	Palomar Community College District, Election of 2006, Series A, GO, FSA, 5.00%, 05/01/17	2,135
1,805	Pomona Public Financing Authority, Merged Redevelopment, Unrefunded Balance, Series AH, Rev., AMBAC, 5.25%, 02/01/13	1,907
50	Pomona Unified School District, Series A, GO, MBIA, 6.10%, 02/01/20	59
6,650	San Bernardino City, Unified School District, Series A, GO, FGIC, 5.75%, 08/01/09 (p)	6,979
2,555	San Bernardino Joint Powers Financing Authority, Tax Allocation, Series A, FSA, 5.75%, 10/01/25	2,923

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   53

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	California — Continued
4,500	San Diego Unified School District, Election 1998, Series G-1, GO, FSA, 5.25%, 07/01/28	4,953
160	San Mateo County Transportation District, Series A, Rev., MBIA, 5.25%, 06/01/19	175
4,500	Santa Ana Financing Authority, Police Administration & Holding Facility, Series A, Rev., MBIA, 6.25%, 07/01/24	5,367
6,765	Saugus Union School District, Capital Appreciation, GO, FGIC, Zero Coupon, 08/01/22	3,363
	South Orange County, Public Financing Authority, Foothill Area, Special Tax,
4,740	Series A, FGIC, 5.25%, 08/15/14	5,109
3,880	Series A, FGIC, 5.25%, 08/15/14	4,177
	State of California,
2,400	GO, 4.50%, 02/01/17	2,200
5,000	GO, 5.00%, 08/01/13	5,020
2,000	GO, MBIA, 5.00%, 06/01/14 (p)	2,144
3,000	GO, 5.25%, 02/01/13	3,143
20	GO, XLCA-ICR, 5.00%, 02/01/12 (p)	21
5,500	State of California, Economic Recovery, Series A, GO, 5.00%, 07/01/11	5,736
4,980	State of California, Unrefunded Balance, GO, XLCA-ICR, 5.00%, 02/01/12	5,151
4,550	Sweetwater Union High School District, Special Tax, Series A, FSA, 5.00%, 09/01/15	4,631
2,060	University of California, Series G, Rev., FGIC, 5.00%, 05/15/13	2,126
6,710	University of California, Multiple Purpose Project, Series Q, Rev., FSA, 5.00%, 09/01/11 (p)	7,120
2,000	West Valley-Mission Community College District, Election 2004, Series A, GO, FSA, 5.00%, 08/01/16	2,082
		189,038
	Colorado — 1.8%
	Denver City & County, Airport,
1,600	Series A, Rev., AMBAC, 6.00%, 11/15/10	1,684
6,925	Series D, Rev., AMBAC-TCRS, 7.75%, 11/15/13	7,668
2,000	Douglas County School District No. Re-1 Douglas & Elbert Counties, GO, FGIC, 5.75%, 12/15/14	2,211
10,000	E-470 Public Highway Authority, Capital Appreciation, Series B, Rev., MBIA, Zero Coupon, 09/01/22	4,881
1,150	Weld & Adams Counties School District No. RE-3J, GO, FSA, 5.00%, 12/15/14	1,207
		17,651
	Connecticut — 0.2%
	Connecticut State Health & Educational Facility Authority, Eastern Connecticut,
80	Series A, Rev., RADIAN, 6.38%, 07/01/10 (p)	86
1,420	Series A, Rev., RADIAN, 6.38%, 07/01/10 (p)	1,534
		1,620
	Delaware — 0.6%
5,000	Delaware State EDA, Osteopathic Hospital Association, Series A, Rev., 6.90%, 01/01/18 (p)	5,926
	District of Columbia — 1.7%
3,965	District of Columbia, Series B, GO, MBIA, 6.00%, 06/01/19	4,564
	District of Columbia, George Washington University,
6,950	Series A, Rev., MBIA, 6.00%, 09/15/09	7,312
4,000	Series A, Rev., MBIA, 6.00%, 09/15/09	4,208
		16,084
	Florida — 2.5%
3,750	City of Lakeland, Electric & Water System, First Lien, Series B, Rev., FSA, 6.05%, 10/01/14	4,236
5,000	Highlands County Health Facilities Authority, Hospital Adventist Sunbelt, Series A, Rev., 6.00%, 11/15/11 (p)	5,475
3,205	Hillsborough County Aviation Authority, Tampa International Airport, Series B, Rev., FGIC, 6.00%, 10/01/18	3,636
2,415	Hillsborough County, Parks & Recreation Program, GO, MBIA, 5.25%, 07/01/25	2,635
	Orange County, Health Facilities Authority,
3,760	Series A, Rev., MBIA, 6.25%, 10/01/12 (p)	4,202
1,580	Series C, Rev., MBIA, 6.25%, 10/01/12 (p)	1,766
680	Orange County, Health Facilities Authority, Unrefunded Balance, Series C, Rev., MBIA, 6.25%, 10/01/12	752
	Santa Rosa Bay Bridge Authority, Capital Appreciation,
500	Rev., ACA-CBI MBIA-IBC, Zero Coupon, 07/01/19	283
2,255	Rev., ACA-CBI-MBIA-IBC, Zero Coupon, 07/01/20	1,207
		24,192
	Georgia — 6.3%
1,500	City of Fairburn, Combined Utilities, Rev., 5.75%, 10/01/10 (p)	1,602

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Georgia — Continued
10,000	Dalton Development Authority, Hamilton Health Care System, Rev., MBIA, 5.50%, 08/15/26 (k)	11,023
	Forsyth County School District,
7,700	GO, 5.75%, 02/01/10 (p)	8,195
6,000	GO, 6.00%, 02/01/10 (p)	6,420
10,485	Metropolitan Atlanta Rapid Transit Authority, Series P, Rev., AMBAC, 6.25%, 07/01/20	11,985
	Municipal Electric Authority of Georgia,
4,000	Series B, Rev., 6.20%, 01/01/10	4,219
4,500	Series BB, Rev., MBIA-IBC, 5.25%, 01/01/25	4,886
2,490	Series C, Rev., MBIA-IBC, 5.25%, 01/01/25	2,704
3,110	Savannah EDA, College of Art & Design Project, Rev., 6.60%, 10/01/09 (p)	3,338
5,500	State of Georgia, Series B, GO, 6.00%, 03/01/12 (p)	6,025
		60,397
	Hawaii — 0.5%
4,500	Honolulu City & County, Series A, GO, 7.35%, 07/01/08	4,631
	Idaho — 0.1%
1,320	University of Idaho, Student Fee, Recreation Center Project, Rev., FSA, 6.00%, 04/01/09	1,376
	Illinois — 5.7%
10,000	Chicago O’Hare International Airport, Passenger Facility Charge, Series A, Rev., AMBAC, 5.63%, 10/09/07	10,056
1,750	Chicago Public Building, Commission Building, Series A, Rev., MBIA, 7.00%, 01/01/20 (p)	2,163
5,000	Cook County, Series B, GO, MBIA, 5.00%, 11/15/17	5,321
3,990	Cook County Community High School District No. 219-Niles Township, GO, FGIC, 8.00%, 12/01/15	5,093
3,955	Illinois Health Facilities Authority, Revolving Fund, Series A, Rev., VAR, 5.50%, 08/01/11	4,193
7,000	Metropolitan Pier & Exposition Authority, McCormick Plan Expansion Project, Rev., FGIC, 5.50%, 12/15/09	7,286
	Regional Transportation Authority,
2,425	Rev., MBIA, 6.25%, 07/01/15	2,787
6,000	Rev., MBIA, 6.50%, 07/01/30	7,541
4,000	Series D, Rev., FGIC, 7.75%, 06/01/19	5,070
4,725	State of Illinois, Series P, Rev., 6.50%, 06/15/22	5,549
		55,059
	Indiana — 2.2%
1,550	Beech Grove School Building Corp., First Mortgage, Rev., MBIA, 6.25%, 07/05/16	1,729
30	City of Indianapolis, Gas Utilities, Rev., 7.00%, 10/09/07 (p)	30
3,000	Indiana Municipal Power Agency Supply System, Series B, Rev., MBIA, 5.50%, 01/01/16	3,267
	Indiana Transportation Finance Authority, Highway,
8,750	Series A, Rev., 6.80%, 12/01/16	10,120
885	Series A, Rev., 7.25%, 06/01/15 (p)	962
3,115	Indiana Transportation Finance Authority, Highway, Unrefunded Balance, Series A, Rev., 7.25%, 06/01/15	3,621
1,180	Vincennes Community School Building Corp., First Mortgage, Rev., FSA, 6.00%, 10/09/07	1,194
		20,923
	Kansas — 0.3%
3,050	Johnson County Unified School District 232, Series A, GO, FSA, 5.25%, 09/01/15	3,223
	Kentucky — 0.5%
4,090	Louisville & Jefferson County Metropolitan Sewer District, Series A, Rev., FGIC, 5.63%, 11/15/09	4,285
	Louisiana — 3.3%
7,970	City of Baton Rouge, Public Improvement, Sales & Use Tax, Series A, Rev., FGIC, 5.25%, 08/01/08 (p)	8,196
7,505	City of Shreveport, Series A, GO, FGIC, 5.25%, 05/01/09 (p)	7,692
	City of St. Bernard Parish, Sales & Use Tax,
2,535	Rev., FSA, 5.00%, 03/01/14	2,674
2,445	Rev., FSA, 5.00%, 03/01/14	2,568
2,760	Rev., FSA, 5.00%, 03/01/14	2,886
1,505	Rev., FSA, 5.00%, 03/01/14	1,567
2,885	Rev., FSA, 5.00%, 03/01/14	2,990
3,040	State of Louisiana, Gas & Fuels Tax, Series A, Rev., AMBAC, 5.38%, 06/01/12	3,204
		31,777
	Maryland — 0.3%
2,750	State of Maryland, State & Local Facilities Lien, Capital Improvement, Series A, GO, 5.50%, 03/01/15	3,046
	Massachusetts — 1.1%
290	City of Auburn, GO, AMBAC, 5.13%, 06/01/14	304
470	City of Pittsfield, GO, MBIA, 5.13%, 04/15/12	492

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   55

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Massachusetts — Continued
5,000	Commonwealth of Massachusetts, Series E, GO, AMBAC, 5.00%, 11/01/16 (p)	5,385
2,250	Massachusetts Port Authority, Series B, Rev., AMT, FSA, 5.50%, 07/01/09	2,323
1,975	Massachusetts State College Building Authority, Series A, Commonwealth GTD, Rev., 7.50%, 05/01/14	2,324
		10,828
	Michigan — 3.4%
	L’Anse Creuse Public Schools,
1,000	GO, FSA, Q-SBLF, 5.00%, 11/01/14	1,060
2,000	GO, FSA, Q-SBLF, 5.00%, 11/01/14	2,125
10,000	Michigan State Hospital Finance Authority, Ascension Health Credit, Series A, Rev., MBIA, 6.25%, 11/15/09 (p)	10,607
15,000	Michigan Strategic Fund, Detroit Education Community Center Convention, Rev., VAR, AMBAC, 4.85%, 09/01/11	15,456
2,700	Western Michigan University, Rev., FGIC, 4.38%, 05/15/15	2,609
		31,857
	Minnesota — 0.1%
535	Minnesota Housing Finance Agency, Rental Housing, Series D, Rev., MBIA, 5.90%, 10/09/07	536
	Mississippi — 0.9%
7,940	Mississippi Development Bank Special Obligation, Gulfport Water & Sewer Project, Rev., FSA, 6.00%, 07/01/12 (p)	8,878
	Missouri — 0.6%
1,105	City of Sikeston, Electric, Rev., MBIA, 6.00%, 06/01/16	1,265
1,505	Jackson County, Public Building Corp., Capital Improvements Project, Rev., 5.00%, 12/01/13	1,528
2,250	St. Louis Municipal Finance Corp., Convention Center Project, Rev., AMBAC, 5.25%, 07/15/13	2,409
1,000	University of Missouri, Curators University, Series B, Rev., 5.00%, 11/01/13	1,054
		6,256
	Montana — 0.6%
	Montana State Board of Regents, Higher Education,
890	Series H, Rev., AMBAC, 5.00%, 11/15/14	934
100	Series H, Rev., AMBAC, 5.50%, 11/15/14	110
	Montana State Board of Regents, Higher Education, Montana State University
2,500	Series I, Rev., AMBAC, 5.00%, 11/15/14	2,610
1,210	Series I, Rev., AMBAC, 5.00%, 11/15/14	1,259
1,215	Series I, Rev., AMBAC, 5.00%, 11/15/14	1,260
		6,173
	Nevada — 1.7%
5,000	Clark County School District, Series A, GO, MBIA, 7.00%, 06/01/11	5,560
6,000	Director of the State of Nevada Department of Business & Industry, Las Vegas Monorail, Capital Appreciation, Rev., AMBAC, Zero Coupon, 01/01/16	4,185
6,000	Truckee Meadows Water Authority, Series A, Rev., FSA, 5.00%, 07/01/11 (p)	6,276
		16,021
	New Jersey — 1.6%
4,200	Freehold Regional High School District, GO, FGIC, 5.60%, 03/01/10 (p)	4,394
4,125	New Jersey EDA, Cigarette Tax, Rev., 5.63%, 10/09/07	4,127
	New Jersey Transportation Trust Fund Authority, Transportation Systems,
1,000	Series A, Rev., 5.75%, 06/15/15 (p)	1,120
5,000	Series C, Rev., MBIA, 5.25%, 06/15/15 (p)	5,436
		15,077
	New Mexico — 0.3%
3,030	Los Alamos County, Utilities, Series A, Rev., FSA, 5.00%, 07/01/13	3,200
	New York — 16.1%
300	Erie County Industrial Development Agency, City of Buffalo Project, Rev., FSA, 5.75%, 05/01/12	323
7,165	Haverstraw-Stony Point Central School District, GO, FSA, 4.50%, 10/15/17	6,761
3,600	Long Island Power Authority, Series E, Rev., FGIC, 5.00%, 12/01/16	3,842
3,000	Metropolitan Transportation Authority, Series A, Rev., 5.13%, 07/01/12	3,072
	Municipal Water Project,
9,345	Series D, Rev., 5.38%, 06/15/12	9,942
7,270	Sub Series E, Rev., 5.38%, 06/15/12	7,768
7,135	Sub Series E, Rev., 5.38%, 06/05/12	7,590
	New York City,
6,040	Series A, GO, 6.00%, 05/15/10 (p)	6,459
7,885	Series F, GO, 6.00%, 01/15/13 (p)	8,745

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New York — Continued
25	Series F, GO, MBIA-IBC, 5.25%, 02/01/08 (p)	25
	New York City, Unrefunded Balance
9,255	GO, 6.00%, 01/15/13	10,053
745	Series A, GO, 6.00%, 05/15/10 (p)	788
2,375	Series F, GO, MBIA-IBC, 5.25%, 02/01/08	2,413
2,000	New York City Municipal Water Finance Authority, Second Generation Resolution, Sewer, Series DD, Rev., 5.00%, 06/15/12	2,015
565	New York City Municipal Water Finance Authority, Unrefunded Balance, Series B, Rev., 6.00%, 06/15/10	602
1,330	New York City Transitional Finance Authority, Series A-1, Rev., 5.00%, 11/01/15	1,384
	New York City Transitional Finance Authority, Future Tax Secured,
1,085	Series B, Rev., 5.50%, 02/01/11 (p)	1,160
17,000	Series C, Rev., 5.50%, 05/01/10 (p)	17,950
1,530	New York City Transitional Finance Authority, Future Tax Secured, Unrefunded Balance, Series B, Rev., 5.50%, 02/01/11	1,624
3,900	New York Municipal Bond Bank Agency, Series C, Rev., 5.25%, 06/01/13	4,057
	New York State Dormitory Authority, City University System,
3,000	CONS, Series A, Rev., FGIC, 5.13%, 07/01/10 (p)	3,121
5,000	CONS, Series A, Rev., FSA-CR, 5.75%, 07/01/13	5,370
3,020	New York State Dormitory Authority, State University Dorm Facilities, Series B, Rev., MBIA, 5.25%, 07/01/15	3,253
2,575	New York State Environmental Facilities Corp., Municipal Water Financing Authority, Sub Series B, Rev., 5.00%, 06/15/16	2,726
	New York State Environmental Facilities Corp., Revolving Funds, New York State Urban Development Corp., Personal Income Tax, State Facilities,
2,855	Series A, Rev., 5.38%, 03/15/12	3,040
400	Series A, Rev., 5.38%, 03/15/12 (p)	429
26,000	Port Authority of New York & New Jersey, 93rd Series, Rev., CONS, 6.13%, 06/01/24	29,802
10	Rome City School District, GO, 5.00%, 06/15/12	10
	Tobacco Settlement Financing Corp.,
3,000	Series B-1C, Rev., 5.50%, 06/01/13	3,181
3,000	Series B-1C, Rev., 5.50%, 06/01/13	3,174
3,000	Tobacco Settlement Financing Corp., Asset Backed, Series A-1, Rev., 5.50%, 06/01/13	3,189
915	Utica Industrial Development Agency, Civic Facilities, Munson-Williams, Series A, Rev., 5.38%, 07/15/09 (p)	959
835	Utica Industrial Development Agency, Munson-Williams, Unrefunded Balance, Series A, Rev., 5.38%, 07/15/09	870
		155,697
	North Carolina — 2.3%
6,600	City of Charlotte, GO, 5.50%, 06/01/10 (p)	7,034
4,400	Cumberland County, GO, 5.70%, 03/01/10 (p)	4,693
	Gaston County, Schools,
3,110	GO, FSA, 4.38%, 04/01/16	3,060
4,000	GO, FSA, 4.38%, 04/01/16	3,919
3,900	GO, FSA, 4.50%, 04/01/16	3,856
30	North Carolina State Housing Finance Agency, Single Family Mortgage, Series FF, Rev., AMT, FHA, 6.25%, 10/09/07	31
		22,593
	North Dakota — 1.0%
4,325	City of Bismarck, Healthcare Facilities, St. Alexius Medical Center, Series A, Rev., FSA, 5.25%, 07/01/08	4,449
5,000	Mercer County, Antelope Valley Station, Rev., AMBAC, 7.20%, 06/30/13	5,575
		10,024
	Ohio — 3.5%
1,500	Chillicothe City School District, School Improvement, GO, FGIC, 5.25%, 12/01/14 (p)	1,634
7,000	City of Cleveland, Cleveland Stadium Project, COP, AMBAC, 5.25%, 11/15/07	7,159
760	Cleveland-Cuyahoga County Port Authority, Building Funding Program, Columbia National, Series D, Rev., 5.00%, 11/15/15	739
2,055	Cleveland-Cuyahoga County Port Authority, Port Development Cleveland Bond Fund, Series C, Rev., 5.95%, 05/15/12	2,096
2,360	Hamilton County, Sales Tax, Sub Series B, Rev., AMBAC, 5.75%, 12/01/10 (p)	2,508
605	Hamilton County, Sales Tax, Unrefunded Balance, Sub Series B, Rev., AMBAC, 5.75%, 12/01/10	640
3,000	Lucas County, Promedica Healthcare Obligation Group, Rev., AMBAC, 5.63%, 11/15/09	3,134
3,485	Miami University, General Receipts, Rev., AMBAC, 5.25%, 09/01/17	3,791

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   57

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Ohio — Continued
	RiverSouth Authority, Riverfront Area Redevelopment,
1,000	Series A, Rev., 5.25%, 06/01/14	1,045
1,050	Series A, Rev., 5.25%, 06/01/14	1,095
2,080	Series A, Rev., 5.25%, 06/01/14	2,185
1,505	Series A, Rev., 5.25%, 06/01/14	1,576
2,415	Springboro Community City School District, GO, FSA, 5.25%, 12/01/23	2,628
835	Toledo-Lucas County Port Authority, Northwest Ohio Bond Fund, Woodsage Project, Series B, Rev., 5.40%, 05/15/14	855
	Toledo-Lucas County Port Authority, Northwest Ohio Bond Fund,
1,260	Series A, Rev., 6.00%, 05/15/11	1,298
1,650	Series C, Rev., LOC: Fifth Third Bank Northwest Ohio, 6.38%, 11/15/13	1,731
		34,114
	Oklahoma — 0.0% (g)
350	Oklahoma Housing Finance Agency, Single Family Housing, Series B-2, Rev., AMT, GNMA/FNMA COLL, 6.80%, 09/01/09	357
	Oregon — 0.5%
5,000	Washington County, Unified Sewerage Agency, Senior Lien, Series A, Rev., FGIC, 5.75%, 10/01/10	5,302
	Pennsylvania — 1.2%
2,025	Altoona City Authority Rev., FSA, 5.25%, 11/01/19 (m)	2,206
2,375	Delaware River Port Authority of Pennsylvania & New Jersey, Rev., FSA, 5.63%, 01/01/10	2,471
6,500	Pennsylvania IDA, Economic Development, Rev., AMBAC, 5.50%, 07/01/12	6,996
		11,673
	Puerto Rico — 3.4%
5,655	Commonwealth of Puerto Rico, GO, MBIA, 6.00%, 07/01/16	6,508
10,000	Puerto Rico Electric Power Authority, Series KK, Rev., MBIA, 5.50%, 07/01/15	11,071
5,000	Puerto Rico Highway & Transportation Authority, Series B, Rev., 6.00%, 07/01/10 (p)	5,361
1,630	Puerto Rico Public Buildings Authority, Government Facilities, Series A, Rev., AMBAC, Commonwealth GTD, 6.25%, 07/01/11	1,781
	Puerto Rico Sales Tax Financing Corp.
7,500	Series A, Rev., AMBAC, Zero Coupon, 08/01/54	656
7,400	Series A, Rev., 5.25%, 08/01/17	7,572
		32,949
	Rhode Island — 0.1%
22,410	Tobacco Settlement Financing Corp., Asset Backed, Series A, Rev., Zero Coupon, 06/01/17	1,081
	South Carolina — 3.7%
290	Berkeley County, Water & Sewer, Unrefunded Balance, Rev., MBIA, 5.25%, 06/01/13	307
1,450	Charleston Educational Excellence Finance Corp., Charleston County School District Project, Rev., 5.00%, 12/01/14	1,503
9,780	City of Spartanburg, Series A, Rev., FSA, 4.38%, 06/01/17	9,194
4,100	Georgetown County School District, GO, SCSDE, 5.75%, 03/01/11 (p)	4,378
3,900	Piedmont, Municipal Power Agency, Electric, Rev., FGIC, 6.75%, 01/01/20 (p)	4,794
4,615	Piedmont Municipal Power Agency, Electric, Unrefunded Balance, Rev., FGIC, 6.75%, 01/01/20	5,599
8,945	South Carolina Jobs & EDA, Palmetto Health Care, Series C, Rev., 6.88%, 08/01/13 (p)	10,341
		36,116
	South Dakota — 0.8%
	Heartland Consumers Power District, Electric,
3,216	Rev., 6.38%, 01/01/16 (p)	3,542
1,555	Rev., 7.00%, 01/01/16 (p)	1,731
2,500	Rev., FSA, 6.00%, 01/01/17	2,802
		8,075
	Tennessee — 0.9%
	Gibson County Special School District,
2,000	GO, FSA, 5.00%, 04/01/17	2,063
1,000	GO, FSA, 5.00%, 04/01/17	1,028
	Knox County Health Educational & Housing Facilities Board, Fort Sanders Alliance,
1,360	Rev., MBIA, 7.25%, 01/01/09	1,421
1,300	Rev., MBIA, 7.25%, 01/01/10	1,399
3,000	Metropolitan Government Nashville & Davidson County, Rev., FGIC, 5.20%, 01/01/13	3,208
		9,119
	Texas — 2.7%
445	City of Austin, Certificates of Obligation, GO, MBIA, 5.00%, 09/01/14	469
1,080	City of Austin, Water & Wastewater, Series A, Rev., AMBAC, 5.00%, 11/15/14	1,138

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Texas — Continued
6,000	City of Brownsville, Priority Refunding, Utilities, Rev., MBIA, 6.25%, 09/01/14 (p)	6,553
1,710	City of Pharr, Series B, GO, MBIA, 5.00%, 08/15/15	1,801
4,250	City of San Antonio, Electric & Gas, Series 2000, Rev., 5.00%, 02/01/17 (p)	4,495
3,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., Series A, Rev., FGIC, 5.50%, 11/01/11	3,121
2,250	Frisco Independent School District, GO, PSF-GTD, 5.13%, 08/15/12	2,289
1,500	Harris County Health Facilities Development Corp., Children Hospital Project, Rev., 5.50%, 10/01/19 (p)	1,630
	Midtown Redevelopment Authority, Tax Allocation,
1,570	AMBAC, 5.00%, 01/01/15	1,621
1,650	AMBAC, 5.00%, 01/01/15	1,700
1,085	Travis County GO, 5.25%, 03/01/17	1,162
		25,979
	Utah — 0.0% (g)
145	Utah Housing Finance Agency, Single Family Mortgage, Senior Issue, Series A-2, Rev., FHA, VA MTGS, 6.25%, 10/09/07	146
	Virginia — 0.9%
	City of Lynchburg Public Improvement,
1,105	GO, 5.00%, 06/01/14	1,171
1,035	GO, 5.00%, 06/01/14	1,102
1,205	GO, 5.00%, 06/01/14	1,266
4,140	City of Norfolk, Water, Rev., MBIA, 5.88%, 10/09/07	4,154
1,150	Commonwealth of Virginia, Series B, GO, 4.25%, 06/01/16	1,095
		8,788
	Washington — 2.5%
5,000	City of Seattle, Municipal Light & Power, Rev., MBIA-IBC, 6.00%, 10/01/09 (p)	5,275
7,000	Energy Northwest, Electric, Columbia Generating Station, Series B, Rev., MBIA, 5.50%, 07/01/09	7,195
5,000	Energy Northwest Electric, Project No.1, Series A, Rev., MBIA, 5.50%, 07/01/12	5,339
15	Energy Northwest, Unrefunded Balance, Series B, Rev., 7.25%, 07/01/09	15
5,430	Western Washington University, Housing & Dining, Junior Lien, Series A, Rev., AMBAC, 5.50%, 10/01/22	6,032
100	Energy Northwest, Washington Street Public Power Supply, Series B, Rev., 7.25%, 07/01/09 (p)	104
		23,960
	Wisconsin — 0.5%
3,820	Wisconsin Health & Educational Facilities Authority, Froedert & Community, Rev., 5.63%, 10/01/11 (p)	4,121
	Wisconsin Health & Educational Facilities Authority, Froedert & Community, Unrefunded Balance,
120	Rev., 5.63%, 10/01/11	128
250	Rev., 5.63%, 10/01/11	268
		4,517
	Total Long-Term Investments (Cost $917,218)	954,919
Short-Term Investment — 0.3%
	Investment Company — 0.3%
2,551	JPMorgan Tax Free Money Market Fund, Institutional Class (b) (m) (Cost $2,551)	2,551
	Total Investments — 99.1% (Cost $919,769)	957,470
	Other Assets In Excess of Liabilities — 0.9%	8,777
	NET ASSETS — 100.0%	$966,247

Percentages indicated are based on net assets.

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	Description	Expiration Date	Notional Value	Unrealized Depreciation
	Short Futures Outstanding
(224)	U.S. Treasury Bond	December 2007	$(24,990)	$(81)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   59

JPMorgan West Virginia Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 98.7%
	Municipal Bonds — 98.7%
	Arizona — 1.2%
1,000	Arizona State University, Board of Regents, COP, MBIA, 5.00%, 07/01/17	1,054
	California — 2.3%
2,000	State of California, GO, 5.00%, 09/01/16	2,114
	Illinois — 2.8%
2,420	Cook County School District No. 99-Cicero, Series C, GO, FSA, 5.00%, 12/01/15	2,587
	Kansas — 2.6%
3,225	Labette County, Single Family Mortgage, Rev., Zero Coupon, 12/01/14 (p)	2,405
	Minnesota — 1.2%
1,000	State of Minnesota, GO, 5.00%, 06/01/16	1,076
	Tennessee — 1.1%
1,000	Tennessee Energy Acquisition Corp., Series C, Rev., 5.00%, 02/01/17	1,020
	West Virginia — 87.5%
1,525	Brooke Pleasants, Tyler & Wetzel Counties, Single Family Mortgage, Rev., 7.40%, 08/15/10 (p)	1,679
475	City of Charleston, Building Commission, Center for Arts & Science Project, Rev., 5.30%, 06/01/09 (i)	484
1,120	City of Charleston, Urban Renewal Authority, Diamond Project, Series A, Rev., FSA, 5.75%, 12/15/09	1,189
	City of Clarksburg, Capital Appreciation, Water Improvement,
1,020	Rev., FSA-CR RADIAN-IBCC, Zero Coupon, 09/01/08	982
1,000	Rev., FSA-CR RADIAN-IBCC, Zero Coupon, 09/01/11	857
	City of Fairmont, Waterworks,
790	Rev., MBIA, 5.30%, 10/09/07	807
925	Rev., MBIA, 5.50%, 10/09/07	945
1,430	City of Parkersburg, Water Works & Sewer System, Series A, Rev., FGIC, 5.00%, 08/01/15	1,495
1,000	City of Wheeling, Waterworks & Sewer System, Rev., FGIC, 5.40%, 10/09/07	1,001
1,525	Harrison County, County Commission, Series A, SO, 6.25%, 05/15/10 (p)	1,600
735	Jackson County, Residential Mortgage, Rev., FGIC, 7.38%, 06/01/10 (p)	804
3,260	Kanawha, Mercer and Nicholas Counties, Single Family Mortgage, Rev., Zero Coupon, 02/01/14 (p)	2,243
5,550	Kanawha-Putnam County, Single Family Mortgage, Series A, Rev., Zero Coupon, 12/01/16 (p)	3,738
1,065	Marion County, Single Family Mortgage, Rev., FGIC, PRIV MTGS, 7.38%, 08/01/11 (p)	1,203
360	Marshall County, SO, 6.50%, 05/15/10 (p)	377
1,915	Marshall County Board of Education, Rev., MBIA, 5.00%, 05/01/17	2,038
1,750	Pleasants County Industrial Development, City of Parkersburg, West Penn Power, Series C, Rev., AMBAC MBIA, 6.15%, 10/09/07	1,787
1,000	Pleasants County Industrial Development, Potomac Power, Series C, Rev., MBIA-IBC, 6.15%, 10/09/07	1,021
2,000	Raleigh, Fayette & Nicholas Counties, SO, 6.25%, 08/01/11 (p)	2,144
	State of West Virginia,
1,000	Series B, AMT, GO, FGIC, 5.80%, 10/09/07	1,019
1,000	Series B, AMT, GO, FGIC, 5.85%, 10/09/07	1,019
	State of West Virginia, Capital Appreciation, Infrastructure,
1,000	Series A, GO, FGIC, Zero Coupon, 11/01/13	782
1,000	Series A, GO, FGIC, Zero Coupon, 11/01/14	747
2,000	State of West Virginia, Infrastructure, GO, FGIC, 5.00%, 11/01/14	2,142
	State of West Virginia, State Roads,
1,500	GO, 5.20%, 06/01/09 (p)	1,552
1,000	GO, 5.75%, 06/01/09 (p)	1,044
1,000	GO, 5.75%, 06/01/09 (p)	1,044
1,000	GO, FGIC, 5.00%, 06/01/15	1,040
970	GO, FGIC, 5.50%, 06/01/10 (p)	1,024
1,075	GO, FSA, 5.25%, 06/01/09 (p)	1,113
	West Virginia Commissioner of Highways, Surface Transportation Improvements,
500	Series A, Rev., FSA, 5.00%, 09/01/14	534
1,000	Series A, Rev., FSA, 5.00%, 09/01/15	1,071
1,000	West Virginia EDA, Capitol Parking Garage Project, Rev., AMBAC, 5.63%, 06/01/09	1,049
1,000	West Virginia EDA, Correctional Juvenile, Series A, Rev., MBIA, 5.50%, 06/01/12	1,080
500	West Virginia EDA, Department of Environmental Protection, Rev., 4.00%, 11/01/09	502
	West Virginia Higher Education Policy Commission, University Facilities,
1,500	Series A, Rev., MBIA, 5.00%, 04/01/12	1,580
1,050	Series B, Rev., FGIC, 5.00%, 04/01/14	1,087

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	West Virginia — Continued
	West Virginia School Building Authority, Capital Improvement,
1,000	Series A, Rev., FGIC, 5.00%, 07/01/16	1,071
2,000	Series A, Rev., FGIC, 5.00%, 07/01/17	2,130
2,000	Series A, Rev., FGIC, 5.00%, 07/01/17	2,106
	West Virginia State Building Commission,
1,000	Series A, Rev., MBIA, 5.25%, 10/09/07	1,012
2,465	Series A, Rev., MBIA, 5.25%, 10/09/07	2,517
1,990	West Virginia State Building Commission, Regional Jail, Series A, Rev., AMBAC, 5.25%, 07/01/12	2,114
	West Virginia State Higher Education, Interim Governing Board University, Marshall University,
1,440	Series A, Rev., FGIC, 5.25%, 05/01/11	1,510
1,600	Series A, Rev., FGIC, 5.25%, 05/01/11	1,668
1,000	West Virginia State Hospital Finance Authority, Camden Clark Memorial Hospital, Series A, Rev., FSA, 5.25%, 02/15/14	1,042
895	West Virginia State Hospital Finance Authority, Charleston Area Medical Center, Series A, Rev., 6.50%, 09/01/16 (p)	1,040
1,480	West Virginia State Hospital Finance Authority, United Hospital Center, Inc. Project, Series A, Rev., AMBAC, 5.00%, 06/01/15	1,561
1,075	West Virginia State Infrastructure, Series B, AMT, GO, FGIC, 5.75%, 11/01/12	1,150
	West Virginia State Parkway Economic Development & Tourism Authority,
1,000	Rev., FGIC, 5.25%, 05/15/16	1,089
2,000	Rev., FGIC, 5.25%, 05/15/19	2,180
	West Virginia University, University Projects,
1,000	Series A, Rev., AMBAC, Zero Coupon, 04/01/16	694
1,000	Series A, Rev., AMBAC, Zero Coupon, 04/01/17	659
1,000	Series A, Rev., AMBAC, Zero Coupon, 04/01/18	626
1,000	Series B, Rev., FGIC, 5.00%, 10/01/14	1,040
	West Virginia Water Development Authority,
1,200	Series A, Rev., AMBAC, 5.50%, 10/01/13 (p)	1,319
620	Series A, Rev., FSA, 5.35%, 10/01/10 (p)	650
770	Series A, Rev., FSA, 5.40%, 10/01/10 (p)	808
	West Virginia Water Development Authority, Loan Program II,
1,125	Series A-II, Rev., FGIC, 5.00%, 11/01/15	1,180
2,275	Series B, Rev., AMBAC, 5.00%, 11/01/12	2,412
1,000	Series B, Rev., AMBAC, 5.00%, 11/01/13	1,067
1,420	West Virginia Water Development Authority, Loan Program IV, Series A, Rev., FSA, 5.00%, 11/01/15	1,490
		79,958
	Total Long-Term Investments (Cost $87,799)	90,214
SHARES
Short-Term Investment — 0.1%
	Investment Company — 0.1%
113	JPMorgan Tax Free Money Market Fund, Institutional Class (b) (m) (Cost $113)	113
	Total Investments — 98.8% (Cost $87,912)	90,327
	Other Assets In Excess of Liabilities — 1.2%	1,063
	NET ASSETS — 100.0%	$91,390

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   61

JPMorgan Municipal Bond Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

ABBREVIATIONS:

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(d)—	Defaulted Security.

(f)—	Fair Valued Investment. JPMorgan Municipal Income Fund owns fair valued securities with a market value of approximately $20,767,000 which amounts to 1.4% of net assets.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than $1,000.

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(p)—	Security is prerefunded or escrowed to maturity.

(t)—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.

(u)—	Security represents underlying bonds transferred to a separate trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in financing transactions (see Note 2I).

(w)—	When-issued security.

ACA—	Insured by American Capital Access

AMBAC—	American Municipal Bond Assurance Corp.

AMT—	Alternative Minimum Tax Paper

ARS—	Auction Rate Security. The interest rate shown is the rate in effect as of August 31, 2007.

BIG—	Bond Investment Guarantee

CA MTG INS—	California Mortgage Insurance

CA ST MTG—	California State Mortgage

CBI—	Certificate of Bond Interest

CIFG—	CDC IXIS Financial Guarantee

COLL—	Collateral

CONS—	Consolidated Bonds

COP—	Certificate of Participation

CR—	Custodial Receipts

DRIVER—	Derivative Inverse Tax-Exempt Receipts

EDA—	Economic Development Authority

FGIC—	Financial Guaranty Insurance Co.

FHA—	Federal Housing Authority

FHLMC—	Federal Home Loan Mortgage Corporation

FNMA—	Federal National Mortgage Association

FSA—	Financial Security Assurance

GNMA—	Government National Mortgage Association

GO—	General Obligation Bond

GTD—	Guaranteed

IBC—	Insured Bond Certificates

IBCC—	Insured Bond Custodial Certificate

ICR—	Insured Custodial Receipts

IDA—	Industrial Development Authority

IDR—	Industrial Development Revenue

IF—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of August 31, 2007. The rate may be subject to a cap and floor.

IMI—	Investors Mortgage Insurance Company

INS—	Insured

LIQ—	Liquidity Agreement

LOC—	Letter of Credit

MBIA—	Municipal Bond Insurance Association

MGIC—	Mortgage Guaranty Insurance Corporation

MTGS—	Mortgages

PRIV MTGS—	Private Mortgages

PSF—	Permanent School Fund

Q-SBLF—	Qualified School Board Loan Fund

RADIAN—	Radian Asset Assurance

Rev.—	Revenue Bond

SCSDE—	South Carolina School District Enhancement

SO—	Special Obligation

TCRS—	Transferable Custodial Receipts

VA—	Veterans Administration

VAR—	Variable Rate Note. The interest rate shown is the rate in effect as August 31, 2007.

VEREX—	Verex Assurance Inc.

VRDO—	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2007.

XLCA—	XL Capital Assurance

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   63

STATEMENTS OF ASSETS AND LIABILITIES
As of August 31, 2007 (Unaudited)

(Amounts in thousands, except per share amounts)

	Arizona Municipal Bond Fund		Kentucky Municipal Bond Fund		Louisiana Municipal Bond Fund
ASSETS:
Investments in non-affiliates, at value	$141,114		$85,483		$70,534
Investments in affiliates, at value	1,901		—		533
Total investment securities, at value	143,015		85,483		71,067
Receivables:
Fund shares sold	399		7		97
Interest and dividends	1,732		886		853
Prepaid expenses and other assets	—	(b)	—	(b)	—	(b)
Total Assets	145,146		86,376		72,017

LIABILITIES:
Payables:
Due to custodian	—		187		—
Dividends	298		254		122
Investment securities purchased	—		1,047		—
Fund shares redeemed	44		—	(b)	3
Accrued liabilities:
Investment advisory fees	37		22		18
Administration fees	13		6		4
Shareholder servicing fees	16		8		7
Distribution fees	9		5		12
Custodian and accounting fees	8		6		5
Trustees’ and Chief Compliance Officer’s fees	—	(b)	1		1
Other	34		33		35
Total Liabilities	459		1,569		207
Net Assets	$144,687		$84,807		$71,810

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

	Arizona Municipal Bond Fund	Kentucky Municipal Bond Fund	Louisiana Municipal Bond Fund
NET ASSETS:
Paid in capital	$142,360	$82,263	$69,204
Accumulated undistributed (distributions in excess of) net investment income	1	1	(2)
Accumulated net realized gains (losses)	177	(502)	(924)
Net unrealized appreciation (depreciation)	2,149	3,045	3,532
Total Net Assets	$144,687	$84,807	$71,810

Net Assets:
Class A	$30,695	$12,059	$38,784
Class B	1,394	3,342	5,168
Class C	2,365	—	—
Select Class	110,233	69,406	27,858
Total	$144,687	$84,807	$71,810

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,265	1,215	3,953
Class B	147	339	526
Class C	250	—	—
Select Class	11,614	7,003	2,841
Net Asset Value:
Class A — Redemption price per share	$9.40	$9.92	$9.81
Class B — Offering price per share (a)	9.49	9.85	9.82
Class C — Offering price per share (a)	9.47	—	—
Select Class — Offering and redemption price per share	9.49	9.91	9.81
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$9.77	$10.31	$10.19

Cost of investments	$140,866	$82,438	$67,535

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   65

STATEMENTS OF ASSETS AND LIABILITIES
As of August 31, 2007 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Michigan Municipal Bond Fund		Municipal Income Fund	Ohio Municipal Bond Fund
ASSETS:
Investments in non-affiliates, at value	$257,461		$1,491,855	$209,892
Investments in affiliates, at value	2,468		29,747	—
Total investment securities, at value	259,929		1,521,602	209,892
Receivables:
Fund shares sold	194		1,474	550
Interest and dividends	3,615		18,584	2,348
Prepaid expenses and other assets	—	(b)	1	—	(b)
Total Assets	263,738		1,541,661	212,790

LIABILITIES:
Payables:
Due to custodian	—		1	275
Dividends	561		3,898	360
Interest payable on floating rate notes	—		88	—
Investment securities purchased	—		2,003	—
Floating rate notes payable	—		9,990	—
Fund shares redeemed	1,001		906	247
Accrued liabilities:
Investment advisory fees	67		388	54
Administration fees	23		135	18
Shareholder servicing fees	34		214	28
Distribution fees	26		48	33
Custodian and accounting fees	9		27	7
Trustees’ and Chief Compliance Officer’s fees	—	(b)	1	—	(b)
Other	38		83	45
Total Liabilities	1,759		17,782	1,067
Net Assets	$261,979		$1,523,879	$211,723

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

	Michigan Municipal Bond Fund	Municipal Income Fund	Ohio Municipal Bond Fund
NET ASSETS:
Paid in capital	$264,723	$1,559,177	$210,674
Accumulated undistributed (distributions in excess of) net investment income	(1)	6	(2)
Accumulated net realized gains (losses)	(7,703)	(34,053)	(4,358)
Net unrealized appreciation (depreciation)	4,960	(1,251)	5,409
Total Net Assets	$261,979	$1,523,879	$211,723

Net Assets:
Class A	$56,471	$100,506	$68,935
Class B	18,290	23,895	21,194
Class C	3,257	17,897	7,979
Select Class	183,961	1,381,581	113,615
Total	$261,979	$1,523,879	$211,723
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	5,394	10,405	6,458
Class B	1,831	2,487	1,971
Class C	327	1,865	744
Select Class	17,591	143,757	10,697

Net Asset Value:
Class A — Redemption price per share	$10.47	$9.66	$10.67
Class B — Offering price per share (a)	9.99	9.61	10.75
Class C — Offering price per share (a)	9.97	9.59	10.72
Select Class — Offering and redemption price per share	10.46	9.61	10.62
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$10.88	$10.04	$11.09

Cost of investments	$254,969	$1,522,853	$204,483

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   67

STATEMENTS OF ASSETS AND LIABILITIES
As of August 31, 2007 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Short Term Municipal Bond Fund		Tax Free Bond Fund		West Virginia Municipal Bond Fund
ASSETS:
Investments in non-affiliates, at value	$232,553		$954,919		$90,214
Investments in affiliates, at value	2,896		2,551		113
Total investment securities, at value	235,449		957,470		90,327
Receivables:
Fund shares sold	117		661		414
Interest and dividends	2,691		12,372		1,035
Variation margin on futures contracts	—		84		—
Prepaid expenses and other assets	—	(b)	—	(b)	—	(b)
Total Assets	238,257		970,587		91,776

LIABILITIES:
Payables:
Dividends	521		3,124		278
Investment securities purchased	646		—		—
Fund shares redeemed	148		610		25
Accrued liabilities:
Investment advisory fees	51		246		24
Administration fees	12		81		7
Shareholder servicing fees	31		107		8
Distribution fees	22		34		6
Custodian and accounting fees	9		22		6
Trustees’ and Chief Compliance Officer’s fees	1		27		—	(b)
Other	45		89		32
Total Liabilities	1,486		4,340		386
Net Assets	$236,771		$966,247		$91,390

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

	Short Term Municipal Bond Fund	Tax Free Bond Fund	West Virginia Municipal Bond Fund
NET ASSETS:
Paid in capital	$240,956	$926,350	$90,024
Accumulated undistributed (distributions in excess of) net investment income	(7)	(61)	95
Accumulated net realized gains (losses)	(2,991)	2,338	(1,144)
Net unrealized appreciation (depreciation)	(1,187)	37,620	2,415
Total Net Assets	$236,771	$966,247	$91,390

Net Assets:
Class A	$31,132	$129,741	$12,664
Class B	6,896	10,285	4,659
Class C	16,601	—	—
Select Class	182,142	826,221	74,067
Total	$236,771	$966,247	$91,390
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,074	10,463	1,276
Class B	675	832	470
Class C	1,625	—	—
Select Class	17,930	66,793	7,542

Net Asset Value:
Class A — Redemption price per share	$10.13	$12.40	$9.93
Class B — Offering price per share (a)	10.21	12.36	9.91
Class C — Offering price per share (a)	10.21	—	—
Select Class — Offering and redemption price per share	10.16	12.37	9.82
Class A maximum sales charge	2.25%	3.75%	3.75%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$10.36	$12.88	$10.32

Cost of investments	$236,636	$919,769	$87,912

(a)	Redemption price for Class B Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   69

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2007 (Unaudited)

(Amounts in thousands)

	Arizona Municipal Bond Fund	Kentucky Municipal Bond Fund	Louisiana Municipal Bond Fund
INVESTMENT INCOME:
Interest income	$3,223	$2,129	$1,864
Dividend income from affiliates (a)	78	7	15
Total investment income	3,301	2,136	1,879

EXPENSES:
Investment advisory fees	220	134	116
Administration fees	73	44	39
Distribution fees:
Class A	41	16	50
Class B	5	14	21
Class C	9	—	—
Shareholder servicing fees:
Class A	41	16	50
Class B	2	5	7
Class C	3	—	—
Select Class	137	91	40
Custodian and accounting fees	14	12	11
Interest expense	—	3	1
Professional fees	25	26	23
Trustees’ and Chief Compliance Officer’s fees	1	1	1
Printing and mailing costs	8	6	6
Registration and filing fees	14	8	7
Transfer agent fees	14	10	14
Other	5	5	4
Total expenses	612	391	390
Less amounts waived	(92)	(74)	(70)
Less earnings credits	(1)	— (b)	—
Less expense reimbursements for legal matters	— (b)	— (b)	— (b)
Net expenses	519	317	320
Net investment income (loss)	2,782	1,819	1,559

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	(209)	175	80
Change in net unrealized appreciation (depreciation) of investments	(1,880)	(1,692)	(1,503)
Net realized/ unrealized gains (losses)	(2,089)	(1,517)	(1,423)
Change in net assets resulting from operations	$693	$302	$136

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

	Michigan Municipal Bond Fund	Municipal Income Fund	Ohio Municipal Bond Fund
INVESTMENT INCOME:
Interest income	$6,606	$32,892	$4,926
Dividend income	—	497	—
Dividend income from affiliates (a)	38	597	43
Total investment income	6,644	33,986	4,969

EXPENSES:
Investment advisory fees	432	2,328	316
Administration fees	144	773	105
Distribution fees:
Class A	74	131	87
Class B	78	110	89
Class C	14	69	26
Shareholder servicing fees:
Class A	74	131	87
Class B	26	37	30
Class C	5	23	9
Select Class	255	1,749	138
Custodian and accounting fees	15	52	14
Imputed interest expense on floating rate notes	—	387	—
Interest expense	6	—	— (b)
Professional fees	26	38	24
Trustees’ and Chief Compliance Officer’s fees	2	10	1
Printing and mailing costs	17	71	15
Registration and filing fees	22	39	13
Transfer agent fees	23	41	25
Other	7	22	6
Total expenses	1,220	6,011	985
Less amounts waived	(143)	(664)	(102)
Less earnings credits	— (b)	(4)	—
Less expense reimbursements for legal matters	— (b)	— (b)	— (b)
Net expenses	1,077	5,343	883
Net investment income (loss)	5,567	28,643	4,086

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	795	(5,326)	(247)
Change in net unrealized appreciation/depreciation of investments	(5,802)	(19,465)	(3,249)
Net realized/unrealized gains (losses)	(5,007)	(24,791)	(3,496)
Change in net assets resulting from operations	$560	$3,852	$590

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   71

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

	Short Term Municipal Bond Fund	Tax Free Bond Fund	West Virginia Municipal Bond Fund
INVESTMENT INCOME:
Interest income	$4,608	$24,333	$2,324
Dividend income from affiliates (a)	57	206	25
Total investment income	4,665	24,539	2,349

EXPENSES:
Investment advisory fees	318	1,510	143
Administration fees	127	502	47
Distribution fees:
Class A	43	163	16
Class B	30	43	19
Class C	73	—	—
Shareholder servicing fees:
Class A	43	163	16
Class B	10	14	6
Class C	24	—	—
Select Class	240	1,081	97
Custodian and accounting fees	14	38	12
Interest expense	2	— (b)	—
Professional fees	24	40	23
Trustees’ and Chief Compliance Officer’s fees	1	8	1
Printing and mailing costs	19	64	8
Registration and filing fees	26	29	11
Transfer agent fees	20	55	9
Other	7	15	4
Total expenses	1,021	3,725	412
Less amounts waived	(171)	(637)	(73)
Less earnings credits	(3)	(8)	—
Less expense reimbursements for legal matters	— (b)	— (b)	— (b)
Net expenses	847	3,080	339
Net investment income (loss)	3,818	21,459	2,010

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(449)	148	281
Futures	—	200	—
Net realized gain (loss)	(449)	348	281
Change in net unrealized appreciation/depreciation of:
Investments	411	(26,106)	(1,765)
Futures	—	99	—
Change in net unrealized appreciation (depreciation)	411	(26,007)	(1,765)
Net realized/unrealized gains (losses)	(38)	(25,659)	(1,484)
Change in net assets resulting from operations	$3,780	$(4,200)	$526

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   73

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Arizona Municipal Bond Fund		Kentucky Municipal Bond Fund		Louisiana Municipal Bond Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$2,782	$5,415	$1,819	$3,971	$1,559	$3,374
Net realized gain (loss)	(209)	938	175	526	80	157
Change in net unrealized appreciation (depreciation)	(1,880)	(1,292)	(1,692)	(1,181)	(1,503)	(384)
Change in net assets resulting from operations	693	5,061	302	3,316	136	3,147

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(594)	(1,264)	(244)	(482)	(796)	(1,608)
From net realized gains	—	(118)	—	—	—	—
Class B
From net investment income	(21)	(61)	(61)	(193)	(92)	(235)
From net realized gains	—	(6)	—	—	—	—
Class C
From net investment income	(35)	(70)	—	—	—	—
From net realized gains	—	(8)	—	—	—	—
Select Class
From net investment income	(2,131)	(4,021)	(1,514)	(3,298)	(671)	(1,530)
From net realized gains	—	(364)	—	—	—	—
Total distributions to shareholders	(2,781)	(5,912)	(1,819)	(3,973)	(1,559)	(3,373)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	7,447	(20)	(4,259)	(12,550)	(8,239)	(6,726)

NET ASSETS:
Change in net assets	5,359	(871)	(5,776)	(13,207)	(9,662)	(6,952)
Beginning of period	139,328	140,199	90,583	103,790	81,472	88,424
End of period	$144,687	$139,328	$84,807	$90,583	$71,810	$81,472
Accumulated undistributed (distributions in excess of) net investment income	$1	$— (c)	$1	$1	$(2)	$(2)

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

	Michigan Municipal Bond Fund		Municipal Income Fund		Ohio Municipal Bond Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$5,567	$11,660	$28,643	$51,951	$4,086	$8,057
Net realized gain (loss)	795	1,244	(5,326)	189	(247)	251
Change in net unrealized appreciation (depreciation)	(5,802)	(2,438)	(19,465)	5,655	(3,249)	(822)
Change in net assets resulting from operations	560	10,466	3,852	57,795	590	7,486

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,112)	(2,525)	(1,809)	(3,740)	(1,333)	(2,696)
Class B
From net investment income	(343)	(831)	(397)	(1,271)	(365)	(1,072)
Class C
From net investment income	(62)	(111)	(266)	(622)	(115)	(154)
Select Class
From net investment income	(4,043)	(8,203)	(26,167)	(46,320)	(2,272)	(4,130)
Total distributions to shareholders	(5,560)	(11,670)	(28,639)	(51,953)	(4,085)	(8,052)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(31,115)	15,803	16,070	285,495	8,046	(3,255)

NET ASSETS:
Change in net assets	(36,115)	14,599	(8,717)	291,337	4,551	(3,821)
Beginning of period	298,094	283,495	1,532,596	1,241,259	207,172	210,993
End of period	$261,979	$298,094	$1,523,879	$1,532,596	$211,723	$207,172
Accumulated undistributed (distributions in excess of) net investment income	$(1)	$(8)	$6	$2	$(2)	$(3)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   75

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short Term Municipal Bond Fund		Tax Free Bond Fund		West Virginia Municipal Bond Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$3,818	$8,786	$21,459	$45,884	$2,010	$3,858
Net realized gain (loss)	(449)	(655)	348	3,002	281	217
Change in net unrealized appreciation (depreciation)	411	1,650	(26,007)	(6,128)	(1,765)	(589)
Change in net assets resulting from operations	3,780	9,781	(4,200)	42,758	526	3,486

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(491)	(1,407)	(2,698)	(4,674)	(241)	(414)
From net realized gains	—	—	—	(237)	—	—
Class B
From net investment income	(90)	(224)	(194)	(419)	(80)	(221)
From net realized gains	—	—	—	(24)	—	—
Class C
From net investment income	(223)	(557)	—	—	—	—
Select Class
From net investment income	(3,011)	(6,587)	(18,626)	(41,158)	(1,591)	(3,221)
From net realized gains	—	—	—	(1,855)	—	—
Total distributions to shareholders	(3,815)	(8,775)	(21,518)	(48,367)	(1,912)	(3,856)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(36,390)	(107,074)	(43,421)	(186,792)	(1,444)	(1,415)

NET ASSETS:
Change in net assets	(36,425)	(106,068)	(69,139)	(192,401)	(2,830)	(1,785)
Beginning of period	273,196	379,264	1,035,386	1,227,787	94,220	96,005
End of period	$236,771	$273,196	$966,247	$1,035,386	$91,390	$94,220
Accumulated undistributed (distributions in excess of) net investment income	$(7)	$(10)	$(61)	$(2)	$95	$(3)

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

	Arizona Municipal Bond Fund		Kentucky Municipal Bond Fund		Louisiana Municipal Bond Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,938	$12,769	$837	$3,460	$2,759	$5,854
Dividends and distributions reinvested	471	997	166	338	554	1,076
Cost of shares redeemed	(7,060)	(13,666)	(1,574)	(5,099)	(3,968)	(8,348)
Change in net assets from Class A capital transactions	$(1,651)	$100	$(571)	$(1,301)	$(655)	$(1,418)
Class B
Proceeds from shares issued	$99	$234	$9	$49	$52	$322
Dividends and distributions reinvested	15	52	48	145	65	165
Cost of shares redeemed	(179)	(1,181)	(911)	(3,682)	(974)	(2,910)
Change in net assets from Class B capital transactions	$(65)	$(895)	$(854)	$(3,488)	$(857)	$(2,423)
Class C
Proceeds from shares issued	$656	$1,735	$—	$—	$—	$—
Dividends and distributions reinvested	30	68	—	—	—	—
Cost of shares redeemed	(742)	(1,163)	—	—	—	—
Change in net assets from Class C capital transactions	$(56)	$640	$—	$—	$—	$—
Select Class
Proceeds from shares issued	$24,810	$24,266	$6,985	$8,087	$3,843	$7,544
Dividends and distributions reinvested	428	238	28	68	123	141
Cost of shares redeemed	(16,019)	(24,369)	(9,847)	(15,916)	(10,693)	(10,570)
Change in net assets from Select Class capital transactions	$9,219	$135	$(2,834)	$(7,761)	$(6,727)	$(2,885)
Total change in net assets from capital transactions	$7,447	$(20)	$(4,259)	$(12,550)	$(8,239)	$(6,726)

SHARE TRANSACTIONS:
Class A
Issued	520	1,340	83	343	279	588
Reinvested	50	105	17	33	56	108
Redeemed	(749)	(1,435)	(157)	(507)	(403)	(839)
Change in Class A Shares	(179)	10	(57)	(131)	(68)	(143)
Class B
Issued	11	24	1	5	5	32
Reinvested	2	6	5	15	7	17
Redeemed	(19)	(123)	(92)	(369)	(99)	(293)
Change in Class B Shares	(6)	(93)	(86)	(349)	(87)	(244)
Class C
Issued	69	181	—	—	—	—
Reinvested	3	7	—	—	—	—
Redeemed	(78)	(121)	—	—	—	—
Change in Class C Shares	(6)	67	—	—	—	—
Select Class
Issued	2,600	2,523	697	804	390	758
Reinvested	45	25	3	7	12	14
Redeemed	(1,683)	(2,532)	(987)	(1,582)	(1,083)	(1,064)
Change in Select Class Shares	962	16	(287)	(771)	(681)	(292)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   77

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Michigan Municipal Bond Fund		Municipal Income Fund		Ohio Municipal Bond Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,596	$10,316	$10,875	$17,212	$6,364	$11,175
Dividends and distributions reinvested	844	1,889	1,290	2,672	912	1,802
Cost of shares redeemed	(9,913)	(22,837)	(16,241)	(30,727)	(5,124)	(21,753)
Change in net assets from Class A capital transactions	$(3,473)	$(10,632)	$(4,076)	$(10,843)	$2,152	$(8,776)
Class B
Proceeds from shares issued	$78	$985	$164	$504	$398	$344
Dividends and distributions reinvested	248	585	289	911	271	793
Cost of shares redeemed	(4,302)	(5,089)	(10,544)	(22,857)	(6,158)	(13,760)
Change in net assets from Class B capital transactions	$(3,976)	$(3,519)	$(10,091)	$(21,442)	$(5,489)	$(12,623)
Class C
Proceeds from shares issued	$479	$3,526	$1,996	$1,971	$2,557	$3,381
Dividends and distributions reinvested	53	94	180	424	64	78
Cost of shares redeemed	(1,590)	(1,550)	(3,121)	(9,887)	(187)	(518)
Change in net assets from Class C capital transactions	$(1,058)	$2,070	$(945)	$(7,492)	$2,434	$2,941
Select Class
Proceeds from shares issued	$25,395	$66,712	$248,569	$762,244	$23,387	$34,457
Dividends and distributions reinvested	629	838	3,869	5,288	668	715
Cost of shares redeemed	(48,632)	(39,666)	(221,256)	(442,260)	(15,106)	(19,969)
Change in net assets from Select Class capital transactions	$(22,608)	$27,884	$31,182	$325,272	$8,949	$15,203
Total change in net assets from capital transactions	$(31,115)	$15,803	$16,070	$285,495	$8,046	$(3,255)

SHARE TRANSACTIONS:
Class A
Issued	532	972	1,117	1,764	592	1,032
Reinvested	80	178	133	274	85	167
Redeemed	(942)	(2,151)	(1,672)	(3,153)	(478)	(2,009)
Change in Class A Shares	(330)	(1,001)	(422)	(1,115)	199	(810)
Class B
Issued	8	97	17	52	37	31
Reinvested	24	58	30	94	25	73
Redeemed	(428)	(502)	(1,091)	(2,360)	(568)	(1,262)
Change in Class B Shares	(396)	(347)	(1,044)	(2,214)	(506)	(1,158)
Class C
Issued	48	348	207	203	236	312
Reinvested	5	10	18	44	6	7
Redeemed	(158)	(153)	(323)	(1,023)	(17)	(48)
Change in Class C Shares	(105)	205	(98)	(776)	225	271
Select Class
Issued	2,409	6,290	25,689	78,726	2,189	3,197
Reinvested	60	79	401	545	63	67
Redeemed	(4,638)	(3,735)	(22,905)	(45,687)	(1,414)	(1,853)
Change in Select Class Shares	(2,169)	2,634	3,185	33,584	838	1,411

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

	Short Term Municipal Bond Fund		Tax Free Bond Fund		West Virginia Municipal Bond Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,943	$8,314	$31,106	$49,625	$1,781	$5,694
Dividends and distributions reinvested	384	1,104	1,927	3,407	125	246
Cost of shares redeemed	(16,999)	(32,944)	(26,160)	(33,151)	(1,208)	(1,777)
Change in net assets from Class A capital transactions	$(12,672)	$(23,526)	$6,873	$19,881	$698	$4,163
Class B
Proceeds from shares issued	$36	$84	$341	$951	$51	$117
Dividends and distributions reinvested	68	164	141	316	50	140
Cost of shares redeemed	(2,214)	(4,302)	(1,742)	(3,004)	(831)	(2,888)
Change in net assets from Class B capital transactions	$(2,110)	$(4,054)	$(1,260)	$(1,737)	$(730)	$(2,631)
Class C
Proceeds from shares issued	$1,017	$2,141	$—	$—	$—	$—
Dividends and distributions reinvested	195	480	—	—	—	—
Cost of shares redeemed	(6,104)	(17,240)	—	—	—	—
Change in net assets from Class C capital transactions	$(4,892)	$(14,619)	$—	$—	$—	$—
Select Class
Proceeds from shares issued	$13,757	$56,383	$41,929	$81,224	$6,076	$7,996
Dividends and distributions reinvested	51	246	380	763	47	40
Cost of shares redeemed	(30,524)	(121,504)	(91,343)	(286,923)	(7,535)	(10,983)
Change in net assets from Select Class capital transactions	$(16,716)	$(64,875)	$(49,034)	$(204,936)	$(1,412)	$(2,947)
Total change in net assets from capital transactions	$(36,390)	$(107,074)	$(43,421)	$(186,792)	$(1,444)	$(1,415)
SHARE TRANSACTIONS:
Class A
Issued	389	824	2,476	3,913	178	568
Reinvested	38	109	154	269	12	25
Redeemed	(1,676)	(3,259)	(2,088)	(2,618)	(121)	(176)
Change in Class A Shares	(1,249)	(2,326)	542	1,564	69	417
Class B
Issued	3	8	27	75	5	11
Reinvested	7	16	12	25	5	14
Redeemed	(217)	(422)	(140)	(238)	(83)	(288)
Change in Class B Shares	(207)	(398)	(101)	(138)	(73)	(263)
Class C
Issued	100	210	—	—	—	—
Reinvested	19	47	—	—	—	—
Redeemed	(598)	(1,693)	—	—	—	—
Change in Class C Shares	(479)	(1,436)	—	—	—	—
Select Class
Issued	1,354	5,566	3,358	6,427	614	804
Reinvested	5	24	30	60	4	4
Redeemed	(3,004)	(11,989)	(7,295)	(22,730)	(766)	(1,105)
Change in Select Class Shares	(1,645)	(6,399)	(3,907)	(16,243)	(148)	(297)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Arizona Municipal Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	$9.54	$0.17	$(0.14)	$0.03	$(0.17)	$—	$(0.17)
Year Ended February 28, 2007	9.60	0.36	(0.02)	0.34	(0.36)	(0.04)	(0.40)
July 1, 2005 to February 28, 2006 (d)	9.84	0.25	(0.21)	0.04	(0.25)	(0.03)	(0.28)
Year Ended June 30, 2005	9.76	0.38	0.09	0.47	(0.39)	—	(0.39)
Year Ended June 30, 2004	10.19	0.38	(0.41)	(0.03)	(0.38)	(0.02)	(0.40)
Year Ended June 30, 2003	9.84	0.39	0.36	0.75	(0.40)	—	(0.40)
Year Ended June 30, 2002	9.67	0.39	0.20	0.59	(0.42)	—	(0.42)

Kentucky Municipal Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	10.09	0.20	(0.17)	0.03	(0.20)	—	(0.20)
Year Ended February 28, 2007	10.15	0.40	(0.06)	0.34	(0.40)	—	(0.40)
July 1, 2005 to February 28, 2006 (d)	10.37	0.26	(0.22)	0.04	(0.26)	—	(0.26)
Year Ended June 30, 2005	10.26	0.39	0.11	0.50	(0.39)	—	(0.39)
Year Ended June 30, 2004	10.67	0.40	(0.41)	(0.01)	(0.40)	—	(0.40)
Year Ended June 30, 2003	10.32	0.40	0.36	0.76	(0.41)	—	(0.41)
Year Ended June 30, 2002	10.20	0.43	0.13	0.56	(0.44)	—	(0.44)

Louisiana Municipal Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	9.99	0.20	(0.18)	0.02	(0.20)	—	(0.20)
Year Ended February 28, 2007	10.01	0.40	(0.02)	0.38	(0.40)	—	(0.40)
July 1, 2005 to February 28, 2006 (d)	10.27	0.26	(0.26)	—	(0.26)	—	(0.26)
Year Ended June 30, 2005	10.15	0.40	0.12	0.52	(0.40)	—	(0.40)
Year Ended June 30, 2004	10.59	0.37	(0.44)	(0.07)	(0.37)	—	(0.37)
Year Ended June 30, 2003	10.21	0.38	0.38	0.76	(0.38)	—	(0.38)
Year Ended June 30, 2002	10.08	0.42	0.13	0.55	(0.42)	—	(0.42)

Michigan Municipal Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	10.65	0.20	(0.18)	0.02	(0.20)	—	(0.20)
Year Ended February 28, 2007	10.69	0.42	(0.05)	0.37	(0.41)	—	(0.41)
July 1, 2005 to February 28, 2006 (d)	10.90	0.29	(0.21)	0.08	(0.29)	—	(0.29)
Year Ended June 30, 2005	10.83	0.43	0.07	0.50	(0.43)	—	(0.43)
Year Ended June 30, 2004	11.30	0.45	(0.48)	(0.03)	(0.44)	—	(0.44)
Year Ended June 30, 2003	10.84	0.43	0.46	0.89	(0.43)	—	(0.43)
Year Ended June 30, 2002	10.65	0.46	0.19	0.65	(0.46)	—	(0.46)

Municipal Income Fund
Six Months Ended August 31, 2007 (Unaudited)	9.81	0.17	(0.15)	0.02	(0.17)	—	(0.17)
Year Ended February 28, 2007	9.79	0.35	0.01	0.36	(0.34)	—	(0.34)
July 1, 2005 to February 28, 2006 (d)	9.92	0.24	(0.14)	0.10	(0.23)	—	(0.23)
Year Ended June 30, 2005	9.79	0.37	0.14	0.51	(0.38)	—	(0.38)
Year Ended June 30, 2004	10.13	0.39	(0.35)	0.04	(0.38)	—	(0.38)
Year Ended June 30, 2003	9.93	0.40	0.20	0.60	(0.40)	—	(0.40)
Year Ended June 30, 2002	9.83	0.43	0.10	0.53	(0.43)	—	(0.43)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Includes interest expense of 0.01%.

(f)	See Note 2I.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (excluding imputed interest)		Net expenses (including imputed interest) (f)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (excluding imputed interest)	Expenses without waivers, reimbursements and earnings credits (including imputed interest) (f)	Portfolio turnover rate (b)
$9.40	0.35%	$30,695	0.88%		0.88%		3.63%	1.01%	1.01%	9%
9.54	3.61	32,842	0.88		0.88		3.77	1.01	1.01	30
9.60	0.37	32,964	0.88		0.88		3.82	1.01	1.01	4
9.84	4.87	26,429	0.86		0.86		3.86	0.99	0.99	5
9.76	(0.34)	16,352	0.84		0.84		3.76	0.99	0.99	11
10.19	7.73	11,576	0.84		0.84		3.91	0.99	0.99	18
9.84	6.25	9,462	0.84		0.84		4.26	0.99	0.99	12

9.92	0.28	12,059	0.89	(e)	0.89	(e)	3.91	1.06	1.06	5
10.09	3.44	12,841	0.88		0.88		3.95	1.04	1.04	13
10.15	0.42	14,245	0.88		0.88		3.85	1.04	1.04	4
10.37	4.97	17,032	0.86		0.86		3.76	1.00	1.00	3
10.26	(0.08)	13,935	0.86		0.86		3.84	1.01	1.01	5
10.67	7.48	15,593	0.86		0.86		3.86	1.01	1.01	9
10.32	5.61	13,099	0.86		0.86		4.30	1.01	1.01	15

9.81	0.21	38,784	0.88		0.88		3.97	1.07	1.07	6
9.99	3.89	40,170	0.88		0.88		3.99	1.07	1.07	10
10.01	0.05	41,687	0.89	(e)	0.89	(e)	3.88	1.07	1.07	2
10.27	5.20	53,725	0.87		0.87		3.82	1.13	1.13	3
10.15	(0.68)	59,497	0.86		0.86		3.58	1.16	1.16	2
10.59	7.58	76,095	0.86		0.86		3.65	1.16	1.16	10
10.21	5.59	69,037	0.86		0.86		4.15	1.16	1.16	22

10.47	0.19	56,471	0.87		0.87		3.74	0.98	0.98	4
10.65	3.53	60,941	0.86		0.86		3.89	0.97	0.97	21
10.69	0.71	71,898	0.86		0.86		3.99	0.97	0.97	4
10.90	4.69	78,000	0.86		0.86		3.93	1.01	1.01	12
10.83	(0.28)	77,774	0.85		0.85		3.96	1.00	1.00	10
11.30	8.37	97,090	0.85		0.85		3.91	1.00	1.00	11
10.84	6.22	69,371	0.85		0.85		4.28	1.00	1.00	8

9.66	0.21	100,506	0.85		0.90		3.48	0.94	0.99	19
9.81	3.76	106,260	0.84		0.91		3.53	0.93	1.00	39
9.79	1.04	116,863	0.84		0.99		3.68	0.94	1.09	28
9.92	5.25	126,834	0.85		0.96		3.66	0.98	1.09	39
9.79	0.39	131,692	0.84		0.90		3.84	0.99	1.05	48
10.13	6.17	183,392	0.84		0.90		4.02	0.99	1.05	74
9.93	5.52	166,452	0.84		0.90		4.40	0.99	1.05	94

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class A (continued)

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Ohio Municipal Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	$10.86	$0.21	$(0.19)	$0.02	$(0.21)	$—	$(0.21)
Year Ended February 28, 2007	10.88	0.42	(0.02)	0.40	(0.42)	—	(0.42)
July 1, 2005 to February 28, 2006 (d)	11.09	0.28	(0.21)	0.07	(0.28)	—	(0.28)
Year Ended June 30, 2005	10.98	0.41	0.12	0.53	(0.42)	—	(0.42)
Year Ended June 30, 2004	11.41	0.41	(0.43)	(0.02)	(0.41)	—	(0.41)
Year Ended June 30, 2003	11.01	0.40	0.41	0.81	(0.41)	—	(0.41)
Year Ended June 30, 2002	10.82	0.46	0.19	0.65	(0.46)	—	(0.46)

Short Term Municipal Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	10.13	0.14	0.01	0.15	(0.15)	—	(0.15)
Year Ended February 28, 2007	10.10	0.25	0.04	0.29	(0.26)	—	(0.26)
July 1, 2005 to February 28, 2006 (d)	10.17	0.16	(0.07)	0.09	(0.16)	—	(0.16)
Year Ended June 30, 2005	10.16	0.23	0.02	0.25	(0.24)	—	(0.24)
Year Ended June 30, 2004	10.40	0.22	(0.21)	0.01	(0.22)	(0.03)	(0.25)
Year Ended June 30, 2003	10.21	0.26	0.20	0.46	(0.26)	(0.01)	(0.27)
Year Ended June 30, 2002	10.07	0.32	0.14	0.46	(0.32)	—	(0.32)

Tax Free Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	12.72	0.26	(0.32)	(0.06)	(0.26)	—	(0.26)
Year Ended February 28, 2007	12.76	0.51	—	0.51	(0.52)	(0.03)	(0.55)
July 1, 2005 to February 28, 2006 (d)	13.04	0.33	(0.20)	0.13	(0.34)	(0.07)	(0.41)
Year Ended June 30, 2005	12.90	0.54	0.33	0.87	(0.53)	(0.20)	(0.73)
Year Ended June 30, 2004	13.44	0.55	(0.52)	0.03	(0.55)	(0.02)	(0.57)
Year Ended June 30, 2003	12.91	0.55	0.54	1.09	(0.56)	—	(0.56)
Year Ended June 30, 2002	12.74	0.57	0.18	0.75	(0.58)	—	(0.58)

West Virginia Municipal Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	10.07	0.20	(0.15)	0.05	(0.19)	—	(0.19)
Year Ended February 28, 2007	10.10	0.38	(0.02)	0.36	(0.39)	—	(0.39)
July 1, 2005 to February 28, 2006 (d)	10.32	0.27	(0.22)	0.05	(0.27)	—	(0.27)
Year Ended June 30, 2005	10.21	0.39	0.11	0.50	(0.39)	—	(0.39)
Year Ended June 30, 2004	10.64	0.39	(0.44)	(0.05)	(0.38)	—	(0.38)
Year Ended June 30, 2003	10.27	0.41	0.37	0.78	(0.41)	—	(0.41)
Year Ended June 30, 2002	10.14	0.46	0.13	0.59	(0.46)	—	(0.46)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.67	0.17%	$68,935	0.88%	3.84%	0.99%	7%
10.86	3.74	67,941	0.88	3.87	1.00	19
10.88	0.62	76,935	0.88	3.80	1.00	4
11.09	4.85	78,525	0.86	3.72	1.10	7
10.98	(0.18)	74,235	0.85	3.63	1.16	16
11.41	7.44	87,877	0.85	3.61	1.16	15
11.01	6.08	47,914	0.85	4.23	1.16	21

10.13	1.48	31,132	0.80	2.87	0.94	22
10.13	2.93	43,798	0.80	2.55	0.92	24
10.10	0.89	67,143	0.80	2.33	0.92	13
10.17	2.47	85,690	0.80	2.28	1.08	41
10.16	0.11	107,434	0.80	2.10	1.16	138
10.40	4.57	109,112	0.80	2.53	1.15	110
10.21	4.64	49,927	0.80	3.13	1.15	94

12.40	(0.47)	129,741	0.75	4.13	0.95	17
12.72	4.03	126,207	0.75	4.02	0.95	31
12.76	0.98	106,675	0.75	3.87	0.93	30
13.04	6.82	102,064	0.79	3.99	0.96	43
12.90	0.27	57,927	0.84	4.16	0.99	20
13.44	8.59	67,693	0.83	4.22	0.98	12
12.91	5.97	51,859	0.83	4.47	0.98	11

9.93	0.53	12,664	0.88	4.06	1.04	6
10.07	3.63	12,147	0.88	3.89	1.04	17
10.10	0.47	7,985	0.88	3.98	1.05	4
10.32	4.93	7,677	0.86	3.74	1.01	4
10.21	(0.50)	7,695	0.85	3.66	1.01	20
10.64	7.77	10,045	0.84	3.97	1.00	10
10.27	5.89	6,422	0.86	4.48	1.01	12

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Arizona Municipal Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	$9.62	$0.14	$(0.13)	$0.01	$(0.14)	$—	$(0.14)
Year Ended February 28, 2007	9.69	0.30	(0.03)	0.27	(0.30)	(0.04)	(0.34)
July 1, 2005 to February 28, 2006 (d)	9.92	0.21	(0.20)	0.01	(0.21)	(0.03)	(0.24)
Year Ended June 30, 2005	9.85	0.32	0.08	0.40	(0.33)	—	(0.33)
Year Ended June 30, 2004	10.30	0.31	(0.43)	(0.12)	(0.31)	(0.02)	(0.33)
Year Ended June 30, 2003	9.92	0.32	0.39	0.71	(0.33)	—	(0.33)
Year Ended June 30, 2002	9.75	0.35	0.18	0.53	(0.36)	—	(0.36)

Kentucky Municipal Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	10.02	0.17	(0.17)	—	(0.17)	—	(0.17)
Year Ended February 28, 2007	10.08	0.33	(0.06)	0.27	(0.33)	—	(0.33)
July 1, 2005 to February 28, 2006 (d)	10.30	0.22	(0.22)	—	(0.22)	—	(0.22)
Year Ended June 30, 2005	10.19	0.33	0.11	0.44	(0.33)	—	(0.33)
Year Ended June 30, 2004	10.60	0.33	(0.41)	(0.08)	(0.33)	—	(0.33)
Year Ended June 30, 2003	10.26	0.34	0.34	0.68	(0.34)	—	(0.34)
Year Ended June 30, 2002	10.14	0.38	0.12	0.50	(0.38)	—	(0.38)

Louisiana Municipal Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	10.00	0.17	(0.19)	(0.02)	(0.16)	—	(0.16)
Year Ended February 28, 2007	10.02	0.33	(0.02)	0.31	(0.33)	—	(0.33)
July 1, 2005 to February 28, 2006 (d)	10.27	0.22	(0.25)	(0.03)	(0.22)	—	(0.22)
Year Ended June 30, 2005	10.15	0.33	0.12	0.45	(0.33)	—	(0.33)
Year Ended June 30, 2004	10.58	0.31	(0.43)	(0.12)	(0.31)	—	(0.31)
Year Ended June 30, 2003	10.21	0.32	0.37	0.69	(0.32)	—	(0.32)
Year Ended June 30, 2002	10.08	0.36	0.13	0.49	(0.36)	—	(0.36)

Michigan Municipal Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	10.17	0.13	(0.14)	(0.01)	(0.17)	—	(0.17)
Year Ended February 28, 2007	10.23	0.32	(0.03)	0.29	(0.35)	—	(0.35)
July 1, 2005 to February 28, 2006 (d)	10.45	0.22	(0.20)	0.02	(0.24)	—	(0.24)
Year Ended June 30, 2005	10.40	0.34	0.08	0.42	(0.37)	—	(0.37)
Year Ended June 30, 2004	10.87	0.35	(0.45)	(0.10)	(0.37)	—	(0.37)
Year Ended June 30, 2003	10.45	0.35	0.44	0.79	(0.37)	—	(0.37)
Year Ended June 30, 2002	10.29	0.38	0.18	0.56	(0.40)	—	(0.40)

Municipal Income Fund
Six Months Ended August 31, 2007 (Unaudited)	9.76	0.15	(0.16)	(0.01)	(0.14)	—	(0.14)
Year Ended February 28, 2007	9.73	0.29	0.02	0.31	(0.28)	—	(0.28)
July 1, 2005 to February 28, 2006 (d)	9.86	0.20	(0.14)	0.06	(0.19)	—	(0.19)
Year Ended June 30, 2005	9.74	0.30	0.14	0.44	(0.32)	—	(0.32)
Year Ended June 30, 2004	10.08	0.32	(0.35)	(0.03)	(0.31)	—	(0.31)
Year Ended June 30, 2003	9.89	0.34	0.19	0.53	(0.34)	—	(0.34)
Year Ended June 30, 2002	9.79	0.37	0.10	0.47	(0.37)	—	(0.37)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Includes interest expense of 0.01%.

(f)	See Note 2I.

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (excluding imputed interest)		Net expenses (including imputed interest) (f)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (excluding imputed interest)	Expenses without waivers, reimbursements and earnings credits (including imputed interest) (f)	Portfolio turnover rate (b)

$9.49	0.12%	$1,394	1.51%		1.51%		3.00%	1.51%	1.51%	9%
9.62	2.83	1,477	1.51		1.51		3.16	1.51	1.51	30
9.69	0.05	2,387	1.51		1.51		3.18	1.51	1.51	4
9.92	4.10	2,158	1.48		1.48		3.24	1.59	1.59	5
9.85	(1.18)	1,831	1.49		1.49		3.11	1.64	1.64	11
10.30	7.09	1,761	1.49		1.49		3.25	1.64	1.64	18
9.92	5.53	1,032	1.49		1.49		3.62	1.64	1.64	12

9.85	(0.05)	3,342	1.54	(e)	1.54	(e)	3.26	1.56	1.56	5
10.02	2.79	4,261	1.53		1.53		3.31	1.54	1.54	13
10.08	(0.01)	7,806	1.52		1.52		3.21	1.54	1.54	4
10.30	4.34	9,413	1.49		1.49		3.12	1.60	1.60	3
10.19	(0.73)	10,533	1.51		1.51		3.18	1.66	1.66	5
10.60	6.73	14,947	1.51		1.51		3.21	1.66	1.66	9
10.26	4.97	14,559	1.51		1.51		3.65	1.66	1.66	15

9.82	(0.16)	5,168	1.53		1.53		3.32	1.57	1.57	6
10.00	3.21	6,128	1.53		1.53		3.34	1.57	1.57	10
10.02	(0.30)	8,580	1.54	(e)	1.54	(e)	3.23	1.57	1.57	2
10.27	4.48	11,643	1.51		1.51		3.18	1.73	1.73	3
10.15	(1.17)	13,298	1.51		1.51		2.93	1.81	1.81	2
10.58	6.90	16,332	1.51		1.51		3.00	1.81	1.81	10
10.21	4.90	13,085	1.51		1.51		3.50	1.81	1.81	22

9.99	(0.10)	18,290	1.48		1.48		3.14	1.48	1.48	4
10.17	2.88	22,644	1.47		1.47		3.28	1.47	1.47	21
10.23	0.23	26,334	1.47		1.47		3.37	1.47	1.47	4
10.45	4.12	30,233	1.49		1.49		3.30	1.60	1.60	12
10.40	(0.93)	33,018	1.50		1.50		3.32	1.65	1.65	10
10.87	7.64	38,980	1.50		1.50		3.26	1.65	1.65	11
10.45	5.49	28,567	1.50		1.50		3.63	1.65	1.65	8

9.61	(0.12)	23,895	1.43		1.48		2.89	1.44	1.49	19
9.76	3.29	34,456	1.43		1.50		2.95	1.43	1.50	39
9.73	0.62	55,914	1.44		1.59		3.09	1.44	1.59	28
9.86	4.53	69,964	1.47		1.58		3.05	1.58	1.69	39
9.74	(0.27)	89,997	1.49		1.55		3.19	1.64	1.70	48
10.08	5.56	120,581	1.49		1.55		3.37	1.64	1.70	74
9.89	4.78	111,849	1.49		1.55		3.75	1.64	1.70	94

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B (continued)

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Ohio Municipal Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	$10.93	$0.19	$(0.20)	$(0.01)	$(0.17)	$—	$(0.17)
Year Ended February 28, 2007	10.96	0.37	(0.05)	0.32	(0.35)	—	(0.35)
July 1, 2005 to February 28, 2006 (d)	11.16	0.24	(0.21)	0.03	(0.23)	—	(0.23)
Year Ended June 30, 2005	11.05	0.35	0.11	0.46	(0.35)	—	(0.35)
Year Ended June 30, 2004	11.49	0.34	(0.44)	(0.10)	(0.34)	—	(0.34)
Year Ended June 30, 2003	11.08	0.34	0.41	0.75	(0.34)	—	(0.34)
Year Ended June 30, 2002	10.90	0.39	0.18	0.57	(0.39)	—	(0.39)

Short Term Municipal Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	10.21	0.12	—	0.12	(0.12)	—	(0.12)
Year Ended February 28, 2007	10.18	0.21	0.03	0.24	(0.21)	—	(0.21)
July 1, 2005 to February 28, 2006 (d)	10.25	0.13	(0.07)	0.06	(0.13)	—	(0.13)
Year Ended June 30, 2005	10.23	0.19	0.02	0.21	(0.19)	—	(0.19)
Year Ended June 30, 2004	10.47	0.17	(0.21)	(0.04)	(0.17)	(0.03)	(0.20)
Year Ended June 30, 2003	10.28	0.21	0.20	0.41	(0.21)	(0.01)	(0.22)
Year Ended June 30, 2002	10.14	0.27	0.14	0.41	(0.27)	—	(0.27)

Tax Free Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	12.68	0.22	(0.32)	(0.10)	(0.22)	—	(0.22)
Year Ended February 28, 2007	12.73	0.42	(0.01)	0.41	(0.43)	(0.03)	(0.46)
July 1, 2005 to February 28, 2006 (d)	13.01	0.27	(0.20)	0.07	(0.28)	(0.07)	(0.35)
Year Ended June 30, 2005	12.88	0.45	0.32	0.77	(0.44)	(0.20)	(0.64)
Year Ended June 30, 2004	13.42	0.47	(0.52)	(0.05)	(0.47)	(0.02)	(0.49)
Year Ended June 30, 2003	12.89	0.47	0.54	1.01	(0.48)	—	(0.48)
Year Ended June 30, 2002	12.72	0.48	0.19	0.67	(0.50)	—	(0.50)

West Virginia Municipal Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	10.06	0.18	(0.17)	0.01	(0.16)	—	(0.16)
Year Ended February 28, 2007	10.09	0.34	(0.05)	0.29	(0.32)	—	(0.32)
July 1, 2005 to February 28, 2006 (d)	10.30	0.23	(0.22)	0.01	(0.22)	—	(0.22)
Year Ended June 30, 2005	10.20	0.32	0.10	0.42	(0.32)	—	(0.32)
Year Ended June 30, 2004	10.62	0.32	(0.43)	(0.11)	(0.31)	—	(0.31)
Year Ended June 30, 2003	10.26	0.35	0.36	0.71	(0.35)	—	(0.35)
Year Ended June 30, 2002	10.13	0.38	0.14	0.52	(0.39)	—	(0.39)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.75	(0.07)%	$21,194	1.49%	3.23%	1.49%	7%
10.93	2.99	27,079	1.50	3.26	1.50	19
10.96	0.28	39,832	1.50	3.18	1.50	4
11.16	4.21	48,375	1.49	3.08	1.70	7
11.05	(0.91)	56,279	1.50	2.98	1.81	16
11.49	6.82	73,263	1.50	2.99	1.81	15
11.08	5.30	58,650	1.50	3.59	1.81	21

10.21	1.19	6,896	1.30	2.37	1.44	22
10.21	2.40	9,005	1.30	2.05	1.42	24
10.18	0.54	13,024	1.30	1.82	1.42	13
10.25	2.01	16,334	1.30	1.77	1.68	41
10.23	(0.40)	20,726	1.30	1.60	1.81	138
10.47	4.04	22,804	1.30	2.02	1.80	110
10.28	4.10	7,728	1.30	2.66	1.80	94

12.36	(0.82)	10,285	1.44	3.43	1.45	17
12.68	3.24	11,836	1.44	3.33	1.45	31
12.73	0.52	13,634	1.43	3.18	1.43	30
13.01	6.06	16,129	1.46	3.36	1.55	43
12.88	(0.38)	13,446	1.49	3.51	1.64	20
13.42	7.92	17,324	1.48	3.57	1.63	12
12.89	5.33	13,003	1.48	3.82	1.63	11

9.91	0.09	4,659	1.53	3.41	1.54	6
10.06	2.96	5,463	1.53	3.26	1.54	17
10.09	0.14	8,131	1.53	3.33	1.55	4
10.30	4.17	9,177	1.51	3.09	1.61	4
10.20	(1.15)	10,626	1.50	3.02	1.66	20
10.62	7.08	12,568	1.49	3.33	1.65	10
10.26	5.26	10,008	1.51	3.83	1.66	12

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Arizona Municipal Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	$9.60	$0.14	$(0.13)	$0.01	$(0.14)	$—	$(0.14)
Year Ended February 28, 2007	9.67	0.31	(0.04)	0.27	(0.30)	(0.04)	(0.34)
July 1, 2005 to February 28, 2006 (d)	9.92	0.21	(0.22)	(0.01)	(0.21)	(0.03)	(0.24)
February 19, 2005 (e) to June 30, 2005	9.96	0.13	(0.02)	0.11	(0.15)	—	(0.15)

Michigan Municipal Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	10.15	0.15	(0.16)	(0.01)	(0.17)	—	(0.17)
Year Ended February 28, 2007	10.22	0.35	(0.07)	0.28	(0.35)	—	(0.35)
July 1, 2005 to February 28, 2006 (d)	10.44	0.24	(0.21)	0.03	(0.25)	—	(0.25)
February 19, 2005 (e) to June 30, 2005	10.51	0.15	(0.05)	0.10	(0.17)	—	(0.17)

Municipal Income Fund
Six Months Ended August 31, 2007 (Unaudited)	9.75	0.14	(0.16)	(0.02)	(0.14)	—	(0.14)
Year Ended February 28, 2007	9.72	0.28	0.03	0.31	(0.28)	—	(0.28)
July 1, 2005 to February 28, 2006 (d)	9.85	0.20	(0.14)	0.06	(0.19)	—	(0.19)
Year Ended June 30, 2005	9.73	0.30	0.14	0.44	(0.32)	—	(0.32)
Year Ended June 30, 2004	10.07	0.33	(0.35)	(0.02)	(0.32)	—	(0.32)
Year Ended June 30, 2003	9.88	0.33	0.20	0.53	(0.34)	—	(0.34)
Year Ended June 30, 2002	9.79	0.36	0.10	0.46	(0.37)	—	(0.37)

Ohio Municipal Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	10.90	0.18	(0.18)	—	(0.18)	—	(0.18)
Year Ended February 28, 2007	10.93	0.36	(0.03)	0.33	(0.36)	—	(0.36)
July 1, 2005 to February 28, 2006 (d)	11.15	0.25	(0.23)	0.02	(0.24)	—	(0.24)
February 19, 2005 (e) to June 30, 2005	11.22	0.14	(0.04)	0.10	(0.17)	—	(0.17)

Short Term Municipal Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	10.21	0.13	(0.01)	0.12	(0.12)	—	(0.12)
Year Ended February 28, 2007	10.18	0.22	0.02	0.24	(0.21)	—	(0.21)
July 1, 2005 to February 28, 2006 (d)	10.25	0.13	(0.07)	0.06	(0.13)	—	(0.13)
Year Ended June 30, 2005	10.23	0.19	0.01	0.20	(0.18)	—	(0.18)
Year Ended June 30, 2004	10.47	0.17	(0.21)	(0.04)	(0.17)	(0.03)	(0.20)
Year Ended June 30, 2003	10.28	0.21	0.20	0.41	(0.21)	(0.01)	(0.22)
November 1, 2001 (e) to June 30, 2002	10.28	0.17	0.01	0.18	(0.18)	—	(0.18)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	See Note 2I.

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (excluding imputed interest)	Net expenses (including imputed interest) (f)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (excluding imputed interest)	Expenses without waivers, reimbursements and earnings credits (including imputed interest) (f)	Portfolio turnover rate (b)

$9.47	0.14%	$2,365	1.51%	1.51%	3.00%	1.51%	1.51%	9%
9.60	2.85	2,456	1.51	1.51	3.14	1.51	1.51	30
9.67	(0.09)	1,826	1.51	1.51	3.20	1.51	1.51	4
9.92	1.07	422	1.48	1.48	3.20	1.50	1.50	5

9.97	(0.10)	3,257	1.48	1.48	3.14	1.48	1.48	4
10.15	2.84	4,381	1.47	1.47	3.26	1.47	1.47	21
10.22	0.27	2,325	1.47	1.47	3.38	1.47	1.47	4
10.44	0.98	1,133	1.48	1.48	3.31	1.55	1.55	12

9.59	(0.19)	17,897	1.43	1.48	2.90	1.44	1.49	19
9.75	3.29	19,137	1.43	1.50	2.94	1.43	1.50	39
9.72	0.62	26,635	1.44	1.59	3.09	1.44	1.59	28
9.85	4.55	33,941	1.47	1.58	3.05	1.58	1.69	39
9.73	(0.26)	41,703	1.49	1.55	3.19	1.64	1.70	48
10.07	5.46	58,554	1.49	1.55	3.36	1.64	1.70	74
9.88	4.81	42,670	1.49	1.55	3.74	1.64	1.70	94

10.72	(0.04)	7,979	1.49	1.49	3.23	1.49	1.49	7
10.90	3.06	5,658	1.49	1.49	3.25	1.50	1.50	19
10.93	0.19	2,711	1.51	1.51	3.19	1.51	1.51	4
11.15	0.86	585	1.47	1.47	3.18	1.51	1.51	7

10.21	1.18	16,601	1.30	1.30	2.37	1.44	1.44	22
10.21	2.40	21,490	1.30	1.30	2.04	1.42	1.42	24
10.18	0.55	36,022	1.30	1.30	1.82	1.42	1.42	13
10.25	2.00	52,332	1.30	1.30	1.77	1.68	1.68	41
10.23	(0.41)	77,977	1.30	1.30	1.60	1.81	1.81	138
10.47	4.02	94,853	1.30	1.30	2.03	1.80	1.80	110
10.28	3.97	35,477	1.30	1.30	2.54	1.82	1.82	94

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Arizona Municipal Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	$9.63	$0.18	$(0.13)	$0.05	$(0.19)	$—	$(0.19)
Year Ended February 28, 2007	9.69	0.39	(0.02)	0.37	(0.39)	(0.04)	(0.43)
July 1, 2005 to February 28, 2006 (d)	9.93	0.27	(0.22)	0.05	(0.26)	(0.03)	(0.29)
Year Ended June 30, 2005	9.84	0.41	0.09	0.50	(0.41)	—	(0.41)
Year Ended June 30, 2004	10.28	0.40	(0.42)	(0.02)	(0.40)	(0.02)	(0.42)
Year Ended June 30, 2003	9.92	0.43	0.36	0.79	(0.43)	—	(0.43)
Year Ended June 30, 2002	9.75	0.45	0.17	0.62	(0.45)	—	(0.45)

Kentucky Municipal Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	10.08	0.21	(0.17)	0.04	(0.21)	—	(0.21)
Year Ended February 28, 2007	10.14	0.43	(0.06)	0.37	(0.43)	—	(0.43)
July 1, 2005 to February 28, 2006 (d)	10.36	0.28	(0.22)	0.06	(0.28)	—	(0.28)
Year Ended June 30, 2005	10.24	0.42	0.12	0.54	(0.42)	—	(0.42)
Year Ended June 30, 2004	10.66	0.43	(0.42)	0.01	(0.43)	—	(0.43)
Year Ended June 30, 2003	10.31	0.44	0.35	0.79	(0.44)	—	(0.44)
Year Ended June 30, 2002	10.19	0.47	0.12	0.59	(0.47)	—	(0.47)

Louisiana Municipal Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	9.99	0.21	(0.18)	0.03	(0.21)	—	(0.21)
Year Ended February 28, 2007	10.01	0.42	(0.02)	0.40	(0.42)	—	(0.42)
July 1, 2005 to February 28, 2006 (d)	10.26	0.28	(0.25)	0.03	(0.28)	—	(0.28)
Year Ended June 30, 2005	10.14	0.42	0.13	0.55	(0.43)	—	(0.43)
Year Ended June 30, 2004	10.58	0.40	(0.44)	(0.04)	(0.40)	—	(0.40)
Year Ended June 30, 2003	10.20	0.41	0.38	0.79	(0.41)	—	(0.41)
Year Ended June 30, 2002	10.08	0.45	0.12	0.57	(0.45)	—	(0.45)

Michigan Municipal Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	10.63	0.22	(0.18)	0.04	(0.21)	—	(0.21)
Year Ended February 28, 2007	10.68	0.44	(0.05)	0.39	(0.44)	—	(0.44)
July 1, 2005 to February 28, 2006 (d)	10.89	0.30	(0.21)	0.09	(0.30)	—	(0.30)
Year Ended June 30, 2005	10.82	0.46	0.07	0.53	(0.46)	—	(0.46)
Year Ended June 30, 2004	11.29	0.47	(0.47)	—	(0.47)	—	(0.47)
Year Ended June 30, 2003	10.83	0.46	0.46	0.92	(0.46)	—	(0.46)
Year Ended June 30, 2002	10.65	0.49	0.18	0.67	(0.49)	—	(0.49)

Municipal Income Fund
Six Months Ended August 31, 2007 (Unaudited)	9.77	0.18	(0.16)	0.02	(0.18)	—	(0.18)
Year Ended February 28, 2007	9.74	0.36	0.03	0.39	(0.36)	—	(0.36)
July 1, 2005 to February 28, 2006 (d)	9.87	0.25	(0.13)	0.12	(0.25)	—	(0.25)
Year Ended June 30, 2005	9.74	0.39	0.14	0.53	(0.40)	—	(0.40)
Year Ended June 30, 2004	10.09	0.41	(0.35)	0.06	(0.41)	—	(0.41)
Year Ended June 30, 2003	9.89	0.43	0.20	0.63	(0.43)	—	(0.43)
Year Ended June 30, 2002	9.80	0.46	0.09	0.55	(0.46)	—	(0.46)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Includes interest expense of 0.01%.

(f)	See Note 2I.

SEE NOTES TO FINANCIAL STATEMENTS.

90   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (excluding imputed interest)		Net expenses (including imputed interest) (f)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (excluding imputed interest)	Expenses without waivers, reimbursements and earnings credits (including imputed interest) (f)	Portfolio turnover rate (b)

$9.49	0.48%	$110,233	0.63%		0.63%		3.88%	0.76%	0.76%	9%
9.63	3.83	102,553	0.63		0.63		4.02	0.76	0.76	30
9.69	0.53	103,022	0.63		0.63		4.06	0.76	0.76	4
9.93	5.18	109,776	0.60		0.60		4.12	0.67	0.67	5
9.84	(0.16)	128,048	0.59		0.59		4.01	0.64	0.64	11
10.28	8.06	141,541	0.59		0.59		4.17	0.64	0.64	18
9.92	6.57	161,869	0.59		0.59		4.52	0.64	0.64	12

9.91	0.41	69,406	0.64	(e)	0.64	(e)	4.16	0.81	0.81	5
10.08	3.69	73,481	0.63		0.63		4.20	0.79	0.79	13
10.14	0.59	81,739	0.63		0.63		4.10	0.79	0.79	4
10.36	5.36	86,432	0.61		0.61		4.00	0.68	0.68	3
10.24	0.10	95,277	0.61		0.61		4.09	0.66	0.66	5
10.66	7.74	116,423	0.61		0.61		4.12	0.66	0.66	9
10.31	5.89	122,970	0.61		0.61		4.56	0.66	0.66	15

9.81	0.33	27,858	0.63		0.63		4.22	0.82	0.82	6
9.99	4.12	35,174	0.63		0.63		4.24	0.82	0.82	10
10.01	0.33	38,157	0.64	(e)	0.64	(e)	4.13	0.83	0.83	2
10.26	5.46	41,876	0.62		0.62		4.07	0.82	0.82	3
10.14	(0.37)	45,453	0.62		0.62		3.84	0.81	0.81	2
10.58	7.86	56,421	0.61		0.61		3.90	0.81	0.81	10
10.20	5.75	68,446	0.61		0.61		4.41	0.81	0.81	22

10.46	0.41	183,961	0.62		0.62		3.99	0.73	0.73	4
10.63	3.72	210,128	0.61		0.61		4.13	0.72	0.72	21
10.68	0.87	182,938	0.61		0.61		4.24	0.72	0.72	4
10.89	4.97	171,727	0.61		0.61		4.18	0.69	0.69	12
10.82	(0.04)	172,951	0.60		0.60		4.22	0.65	0.65	10
11.29	8.67	203,301	0.60		0.60		4.18	0.65	0.65	11
10.83	6.39	216,149	0.60		0.60		4.53	0.65	0.65	8

9.61	0.23	1,381,581	0.60		0.65		3.73	0.68	0.73	19
9.77	4.14	1,372,743	0.59		0.66		3.77	0.68	0.75	39
9.74	1.20	1,041,847	0.59		0.74		3.91	0.69	0.84	28
9.87	5.55	680,707	0.60		0.71		3.91	0.66	0.77	39
9.74	0.57	763,172	0.59		0.65		4.08	0.64	0.70	48
10.09	6.48	898,852	0.59		0.65		4.27	0.64	0.70	74
9.89	5.82	959,322	0.59		0.65		4.65	0.64	0.70	94

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   91

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Ohio Municipal Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	$10.80	$0.22	$(0.18)	$0.04	$(0.22)	$—	$(0.22)
Year Ended February 28, 2007	10.83	0.44	(0.02)	0.42	(0.45)	—	(0.45)
July 1, 2005 to February 28, 2006 (d)	11.04	0.30	(0.21)	0.09	(0.30)	—	(0.30)
Year Ended June 30, 2005	10.93	0.44	0.11	0.55	(0.44)	—	(0.44)
Year Ended June 30, 2004	11.36	0.44	(0.43)	0.01	(0.44)	—	(0.44)
Year Ended June 30, 2003	10.97	0.44	0.39	0.83	(0.44)	—	(0.44)
Year Ended June 30, 2002	10.79	0.49	0.18	0.67	(0.49)	—	(0.49)

Short Term Municipal Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	10.16	0.16	— (e)	0.16	(0.16)	—	(0.16)
Year Ended February 28, 2007	10.13	0.29	0.03	0.32	(0.29)	—	(0.29)
July 1, 2005 to February 28, 2006 (d)	10.21	0.18	(0.08)	0.10	(0.18)	—	(0.18)
Year Ended June 30, 2005	10.19	0.26	0.02	0.28	(0.26)	—	(0.26)
Year Ended June 30, 2004	10.43	0.25	(0.21)	0.04	(0.25)	(0.03)	(0.28)
Year Ended June 30, 2003	10.24	0.28	0.20	0.48	(0.28)	(0.01)	(0.29)
Year Ended June 30, 2002	10.09	0.35	0.15	0.50	(0.35)	—	(0.35)

Tax Free Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	12.69	0.27	(0.32)	(0.05)	(0.27)	—	(0.27)
Year Ended February 28, 2007	12.74	0.53	(0.01)	0.52	(0.54)	(0.03)	(0.57)
July 1, 2005 to February 28, 2006 (d)	13.01	0.34	(0.19)	0.15	(0.35)	(0.07)	(0.42)
Year Ended June 30, 2005	12.88	0.55	0.34	0.89	(0.56)	(0.20)	(0.76)
Year Ended June 30, 2004	13.42	0.59	(0.52)	0.07	(0.59)	(0.02)	(0.61)
Year Ended June 30, 2003	12.89	0.59	0.53	1.12	(0.59)	—	(0.59)
Year Ended June 30, 2002	12.72	0.61	0.17	0.78	(0.61)	—	(0.61)

West Virginia Municipal Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	9.96	0.22	(0.15)	0.07	(0.21)	—	(0.21)
Year Ended February 28, 2007	10.00	0.41	(0.04)	0.37	(0.41)	—	(0.41)
July 1, 2005 to February 28, 2006 (d)	10.22	0.28	(0.22)	0.06	(0.28)	—	(0.28)
Year Ended June 30, 2005	10.11	0.41	0.12	0.53	(0.42)	—	(0.42)
Year Ended June 30, 2004	10.55	0.41	(0.44)	(0.03)	(0.41)	—	(0.41)
Year Ended June 30, 2003	10.19	0.44	0.36	0.80	(0.44)	—	(0.44)
Year Ended June 30, 2002	10.06	0.48	0.13	0.61	(0.48)	—	(0.48)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

92   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.62	0.38%	$113,615	0.63%	4.09%	0.74%	7%
10.80	3.94	106,494	0.63	4.12	0.75	19
10.83	0.81	91,515	0.63	4.05	0.75	4
11.04	5.13	98,393	0.61	3.96	0.79	7
10.93	0.06	110,433	0.60	3.88	0.81	16
11.36	7.67	132,810	0.60	3.90	0.81	15
10.97	6.33	136,759	0.60	4.49	0.82	21

10.16	1.61	182,142	0.55	3.12	0.69	22
10.16	3.19	198,903	0.55	2.80	0.67	24
10.13	0.97	263,075	0.55	2.57	0.67	13
10.21	2.80	306,288	0.55	2.53	0.76	41
10.19	0.35	331,423	0.55	2.36	0.81	138
10.43	4.81	334,990	0.55	2.79	0.81	110
10.24	4.98	219,485	0.55	3.48	0.81	94

12.37	(0.37)	826,221	0.58	4.30	0.70	17
12.69	4.13	897,343	0.58	4.19	0.70	31
12.74	1.18	1,107,478	0.58	4.04	0.68	30
13.01	7.06	963,903	0.58	4.18	0.66	43
12.88	0.53	437,303	0.59	4.41	0.64	20
13.42	8.86	515,093	0.58	4.47	0.63	12
12.89	6.25	539,253	0.58	4.72	0.63	11

9.82	0.66	74,067	0.63	4.31	0.79	6
9.96	3.82	76,610	0.63	4.15	0.79	17
10.00	0.65	79,889	0.63	4.23	0.80	4
10.22	5.27	84,544	0.61	3.99	0.70	4
10.11	(0.33)	83,362	0.60	3.92	0.66	20
10.55	8.00	88,621	0.59	4.24	0.65	10
10.19	6.22	79,617	0.61	4.73	0.66	12

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   93

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2007 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II”) (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 9 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes offered
Arizona Municipal Bond Fund	Class A, Class B, Class C and Select Class
Kentucky Municipal Bond Fund	Class A, Class B and Select Class
Louisiana Municipal Bond Fund	Class A, Class B and Select Class
Michigan Municipal Bond Fund	Class A, Class B, Class C and Select Class
Municipal Income Fund	Class A, Class B, Class C and Select Class
Ohio Municipal Bond Fund	Class A, Class B, Class C and Select Class
Short Term Municipal Bond Fund	Class A, Class B, Class C and Select Class
Tax Free Bond Fund	Class A, Class B and Select Class
West Virginia Municipal Bond Fund	Class A, Class B and Select Class

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (except for Class C Shares of Short Term Municipal Bond Fund). Class B Shares automatically convert to Class A Shares after eight years (except for Short Term Municipal Bond Fund whose Class B Shares convert to Class A Shares after six years). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to contingent deferred sales charges as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

94   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

The following is the market value and percentage of net assets of illiquid securities as of August 31, 2007 (amounts in thousands):

	Market Value	Percentage
Louisiana Municipal Bond Fund	$532	0.7%
Michigan Municipal Bond Fund	1,188	0.5
Municipal Income Fund	14,681	1.0
Ohio Municipal Bond Fund	1,006	0.5
Short Term Municipal Bond Fund	4,042	1.7
West Virginia Municipal Bond Fund	484	0.5

C.  Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of August 31, 2007, the Tax Free Bond Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

E.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

G.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   95

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

H.  New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the interpretation did not have an impact to the Funds’ financial statements upon adoption. Management continually reviews the Funds’ tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

I.  Floating-Rate Note Obligations Related to Securities Held — The Municipal Income Fund has entered into transactions in which a fixed-rate note owned by the Fund is transferred to a trust in exchange for cash and residual interests in the trust’s assets and cash flows, which are in the form of inverse floating rate investments (the “Inverse Floater”). The trust funds the purchase of the fixed-rate notes by issuing floating-rate certificates issued to third parties and allowing the Fund to retain the residual interests in the fixed-rate notes. The Inverse Floater held by the Fund gives the Fund the right to (1) cause the holders of the floating-rate certificates to tender their notes at par at the next reset date, and (2) to transfer the fixed-rate notes from the trust to the Fund, causing the trust to collapse. The Fund accounts for the transfer of the fixed-rate notes to the trust as a secured borrowing, with the fixed-rate notes transferred to the trust remaining in the Fund’s investments, and the related floating-rate certificates reflected as a liability under the caption “Floating rate notes payable” on the Statement of Assets and Liabilities. At August 31, 2007, the Fund’s investments with a value of approximately $20,768,000 were held by the trusts and served as collateral for approximately $9,990,000 in floating-rate certificates outstanding at that date. The Fund recorded imputed interest expense of approximately $387,000 for these investments based on an average interest rate of 8.72% for the six months ended August 31, 2007.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Arizona Municipal Bond Fund	0.30%
Kentucky Municipal Bond Fund	0.30
Louisiana Municipal Bond Fund	0.30
Michigan Municipal Bond Fund	0.30
Municipal Income Fund	0.30
Ohio Municipal Bond Fund	0.30
Short Term Municipal Bond Fund	0.25
Tax Free Bond Fund	0.30
West Virginia Municipal Bond Fund	0.30

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

96   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended August 31, 2007 are as follows (amounts in thousands):

Arizona Municipal Bond Fund	$4
Kentucky Municipal Bond Fund	—	(a)
Louisiana Municipal Bond Fund	1
Michigan Municipal Bond Fund	2
Municipal Income Fund	31
Ohio Municipal Bond Fund	2
Short Term Municipal Bond Fund	3
Tax Free Bond Fund	11
West Virginia Municipal Bond Fund	1

(a)	Amount rounds to less than $1,000.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C Shares (except for Class C Shares of the Short Term Municipal Bond Fund) and certain Class A Shares for which front-end sales charges have been waived. For the six months ended August 31, 2007, the Distributor retained the following amounts (in thousands):

	Front End Sales Charge		CDSC
Arizona Municipal Bond Fund	$5		$6
Kentucky Municipal Bond Fund	1		1
Louisiana Municipal Bond Fund	4		16
Michigan Municipal Bond Fund	4		14
Municipal Income Fund	9		25
Ohio Municipal Bond Fund	6		16
Short Term Municipal Bond Fund	—	(a)	4
Tax Free Bond Fund	36		43
West Virginia Municipal Bond Fund	4		6

(a)	Amount rounds to less than $1,000.

The Distributor waived Distribution fees as outlined in Note 3.F.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of Class A, Class B, Class C and Select Class Shares.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   97

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense on short sales, interest (which includes imputed interest), taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class
Arizona Municipal Bond Fund	0.88%	1.53%	1.53%	0.63%
Kentucky Municipal Bond Fund	0.88	1.53	n/a	0.63
Louisiana Municipal Bond Fund	0.88	1.53	n/a	0.63
Michigan Municipal Bond Fund	0.88	1.53	1.53	0.63
Municipal Income Fund	0.87	1.52	1.52	0.62
Ohio Municipal Bond Fund	0.88	1.53	1.53	0.63
Short Term Municipal Bond Fund	0.80	1.30	1.30	0.55
Tax Free Bond Fund	0.75	1.44	n/a	0.58
West Virginia Municipal Bond Fund	0.88	1.53	n/a	0.63

The contractual expense limitation agreements were in effect for the six months ended August 31, 2007. The expense limitation percentages in the table above are in place until at least June 30, 2008.

For the six months ended August 31, 2007, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Administration	Shareholder Servicing	Total
Arizona Municipal Bond Fund	$—	$92	$92
Kentucky Municipal Bond Fund	10	64	74
Louisiana Municipal Bond Fund	16	54	70
Michigan Municipal Bond Fund	—	128	128
Municipal Income Fund	—	483	483
Ohio Municipal Bond Fund	—	102	102
Short Term Municipal Bond Fund	44	127	171
Tax Free Bond Fund	37	600	637
West Virginia Municipal Bond Fund	6	67	73

	Voluntary Waivers
	Administration	Shareholder Servicing	Total
Michigan Municipal Bond Fund	$—	$15	$15
Municipal Income Fund	—	181	181

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

98   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party brokers/dealers. For the period ended August 31, 2007, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended August 31, 2007, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Arizona Municipal Bond Fund	$20,274	$13,338
Kentucky Municipal Bond Fund	4,210	7,710
Louisiana Municipal Bond Fund	4,557	12,584
Michigan Municipal Bond Fund	10,084	40,006
Municipal Income Fund	291,652	294,259
Ohio Municipal Bond Fund	21,912	14,131
Short Term Municipal Bond Fund	52,679	80,583
Tax Free Bond Fund	163,685	208,863
West Virginia Municipal Bond Fund	5,243	8,705

During the six months ended August 31, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at August 31, 2007, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Arizona Municipal Bond Fund	$140,866	$2,707	$558	$2,149
Kentucky Municipal Bond Fund	82,438	3,557	512	3,045
Louisiana Municipal Bond Fund	67,535	3,651	119	3,532
Michigan Municipal Bond Fund	254,969	6,507	1,547	4,960
Municipal Income Fund	1,522,853	10,573	11,824	(1,251)
Ohio Municipal Bond Fund	204,483	6,324	915	5,409
Short Term Municipal Bond Fund	236,636	262	1,449	(1,187)
Tax Free Bond Fund	919,769	42,445	4,744	37,701
West Virginia Municipal Bond Fund	87,912	2,745	330	2,415

6. Borrowing

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   99

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

The Funds do not have outstanding borrowings from another fund or from the unsecured, uncommitted credit facility as of August 31, 2007. Average borrowings from the Facility for the six months ended August 31, 2007 were as follows (amounts in thousands):

	Average Borrowings	Number of Days Outstanding	Interest Paid
Kentucky Municipal Bond Fund	$853	18	$2
Louisiana Municipal Bond Fund	1,012	4	1
Michigan Municipal Bond Fund	779	14	2
Ohio Municipal Bond Fund	352	2	—	(a)
Short Term Municipal Bond Fund	1,723	7	2

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statements of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The Arizona, Kentucky, Louisiana, Michigan, Ohio and West Virginia Municipal Bond Funds primarily invest in issuers in the States of Arizona, Kentucky, Louisiana, Michigan, Ohio and West Virginia, respectively. The issuer’s abilities to meet their obligations may be affected by economic or political developments in a specific state or region.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Legal Matters

On June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors, Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed pursuant to a distribution plan to certain current and former shareholders of funds identified in the distribution plan. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) it managed in the aggregate amount of approximately $8 million annually over a five-year period commencing September 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were led by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees have been dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Trust will be reimbursed for all costs associated with these matters to ensure that the Trust incurs no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

100   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	143	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	143	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	143	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	143
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	143	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	143	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	143	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	143	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   101

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	143	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	143	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	143	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	143	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	143
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (143 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

102   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.
Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Susan M. Canning (1969), Assistant Secretary (2007)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co.; Ms. Canning has served as an attorney with various titles for JPMorgan Chase & Co. since 1997.
Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.
Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   103

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, March 1, 2007, and continued to hold your shares at the end of the reporting period, August 31, 2007.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, March 1, 2007	Ending Account Value, August 31, 2007	Expenses Paid During March 1, 2007 to August 31, 2007*	Annualized Expense Ratio
Arizona Municipal Bond Fund
Class A
Actual	$1,000.00	$1,003.50	$4.44	0.88%
Hypothetical	1,000.00	1,020.77	4.48	0.88
Class B
Actual	1,000.00	1,001.20	7.62	1.51
Hypothetical	1,000.00	1,017.59	7.68	1.51
Class C
Actual	1,000.00	1,001.40	7.62	1.51
Hypothetical	1,000.00	1,017.59	7.68	1.51
Select Class
Actual	1,000.00	1,004.80	3.18	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63

Kentucky Municipal Bond Fund
Class A
Actual	1,000.00	1,002.80	4.49	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class B
Actual	1,000.00	999.50	7.76	1.54
Hypothetical	1,000.00	1,017.44	7.83	1.54
Select Class
Actual	1,000.00	1,004.10	3.23	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64

104   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

	Beginning Account Value, March 1, 2007	Ending Account Value, August 31, 2007	Expenses Paid During March 1, 2007 to August 31, 2007*	Annualized Expense Ratio
Louisiana Municipal Bond Fund
Class A
Actual	$1,000.00	$1,002.10	$4.44	0.88%
Hypothetical	1,000.00	1,020.77	4.48	0.88
Class B
Actual	1,000.00	998.40	7.71	1.53
Hypothetical	1,000.00	1,017.49	7.78	1.53
Select Class
Actual	1,000.00	1,003.30	3.18	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63

Michigan Municipal Bond Fund
Class A
Actual	1,000.00	1,001.90	4.39	0.87
Hypothetical	1,000.00	1,020.82	4.43	0.87
Class B
Actual	1,000.00	999.00	7.46	1.48
Hypothetical	1,000.00	1,017.74	7.53	1.48
Class C
Actual	1,000.00	999.50	7.46	1.48
Hypothetical	1,000.00	1,017.74	7.53	1.48
Select Class
Actual	1,000.00	1,004.10	3.13	0.62
Hypothetical	1,000.00	1,022.08	3.16	0.62

Municipal Income Fund
Class A
Actual	1,000.00	1,002.10	4.54	0.90
Hypothetical	1,000.00	1,020.67	4.58	0.90
Class B
Actual	1,000.00	998.80	7.46	1.48
Hypothetical	1,000.00	1,017.74	7.53	1.48
Class C
Actual	1,000.00	998.10	7.45	1.48
Hypothetical	1,000.00	1,017.74	7.53	1.48
Select Class
Actual	1,000.00	1,002.30	3.28	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65

Ohio Municipal Bond Fund
Class A
Actual	1,000.00	1,001.70	4.44	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88
Class B
Actual	1,000.00	999.30	7.51	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class C
Actual	1,000.00	999.60	7.51	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Select Class
Actual	1,000.00	1,003.80	3.18	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   105

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, March 1, 2007	Ending Account Value, August 31, 2007	Expenses Paid During March 1, 2007 to August 31, 2007*	Annualized Expense Ratio
Short Term Municipal Bond Fund
Class A
Actual	$1,000.00	$1,014.80	$4.06	0.80%
Hypothetical	1,000.00	1,021.17	4.08	0.80
Class B
Actual	1,000.00	1,011.90	6.59	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30
Class C
Actual	1,000.00	1,011.80	6.59	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30
Select Class
Actual	1,000.00	1,016.10	2.79	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55

Tax Free Bond Fund
Class A
Actual	1,000.00	995.30	3.77	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class B
Actual	1,000.00	991.80	7.23	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44
Select Class
Actual	1,000.00	996.30	2.92	0.58
Hypothetical	1,000.00	1,022.28	2.96	0.58

West Virginia Municipal Bond Fund
Class A
Actual	1,000.00	1,005.30	4.45	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88
Class B
Actual	1,000.00	1,000.90	7.72	1.53
Hypothetical	1,000.00	1,017.49	7.78	1.53
Select Class
Actual	1,000.00	1,006.60	3.19	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one- half year period).

106   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2007, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2007.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Adviser and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, with respect to all Funds, except the money market Funds and the insurance portfolios, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Adviser, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMF”) an affiliate of the Adviser was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser

At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   107

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

that this data is not audited and represents the Adviser’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Board considered that the Adviser discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMF and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Adviser earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMF does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Adviser, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Arizona Municipal Bond Fund, Kentucky Municipal Bond Fund, Louisiana Municipal Bond Fund, Michigan Municipal Bond Fund, Municipal Income Fund, Ohio Municipal Bond Fund, Short Term Municipal Bond Fund, Tax Free Bond Fund, and West Virginia Municipal Bond Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Adviser for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser

108   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to each Fund’s performance is summarized below:

The Trustees noted the Arizona Municipal Bond Fund’s performance in the third, fourth and third quintiles for Class A shares and in the second, third and second quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Kentucky Municipal Bond Fund’s performance in the third quintile for Class A shares and in the third, second and second quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Louisiana Municipal Bond Fund’s performance in the second, third and third quintiles for Class A shares and in the first, second and third quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Michigan Municipal Bond Fund’s performance in the third, third and second quintiles for Class A shares and in the third, third and first quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Municipal Income Fund’s performance in the second, third and fourth quintiles for Class A shares and in the second, second and third quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Ohio Municipal Bond Fund’s performance in the first quintile for the Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and the investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Short Term Municipal Bond Fund’s performance in the fourth, third and first quintiles for the Class A shares and in the third, second and first quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Tax Free Bond Fund’s performance in the fourth, fourth and third quintiles for the Class A shares and in the fourth, third and third quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. The Trustees requested the Fund’s Adviser to review the Fund with the members of the Fixed Income sub-committee at each of their regular meetings over the course of the year.

The Trustees noted the West Virginia Municipal Bond Fund’s performance in the third, fourth and third quintiles for the Class A shares and in the second, third and second quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and the investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser by comparing that rate to the information prepared by Lipper concerning management

AUGUST 31, 2007        JPMORGAN MUNICIPAL BOND FUNDS   109

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the Arizona Municipal Bond Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares were in the third quintile and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMF and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Kentucky Municipal Bond Fund’s net advisory fee for the Class A shares was in the second quintile and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares were in the third quintile and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMF and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Louisiana Municipal Bond Fund’s net advisory fee for the Class A shares was in the first quintile and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares were in the third quintile and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMF and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Michigan Municipal Bond Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares were in the third quintile and for the Select Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMF and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Municipal Income Fund’s net advisory fee for the Class A shares was in the second quintile and for the Select Class shares was in the third quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMF and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Ohio Municipal Bond Fund’s net advisory fee for the Class A shares was in the first quintile and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMF and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Short Term Municipal Bond Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMF and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Tax Free Bond Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMF and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the West Virginia Municipal Bond Fund’s net advisory fee for the Class A shares was in the second quintile and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares were in the third quintile and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMF and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

110   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2007

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. August 2007.	SAN-MUNIBOND-807

SEMI-ANNUAL REPORT
SIX MONTHS ENDED AUGUST 31, 2007 (UNAUDITED)

JPMorgan Funds

Money

Market

Funds

JPMorgan Prime Money Market Fund
JPMorgan Liquid Assets Money Market Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund
JPMorgan Federal Money Market Fund
JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan Tax Free Money Market Fund
JPMorgan Municipal Money Market Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Prime Money Market Fund	2
JPMorgan Liquid Assets Money Market Fund	3
JPMorgan U.S. Government Money Market Fund	4
JPMorgan U.S. Treasury Plus Money Market Fund	5
JPMorgan Federal Money Market Fund	6
JPMorgan 100% U.S. Treasury Securities Money Market Fund	7
JPMorgan Tax Free Money Market Fund	8
JPMorgan Municipal Money Market Fund	9
Schedules of Portfolio Investments	10
Financial Statements	72
Financial Highlights	94
Notes to Financial Statements	128
Trustees	136
Officers	138
Schedule of Shareholder Expenses	139
Board Approval of Investment Advisory Agreements	143

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although a Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
SEPTEMBER 12, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for certain of the JPMorgan Money Market Funds for the six months ended August 31, 2007. Inside, you’ll find in-depth information on some of our money market funds.

“Late in the period, the Fed reduced the discount rate by 50 basis points, suggesting that the Fed viewed the need to act as a lender of last resort”

Bonds continue to post gains

The bond market rode a wave of changing market sentiment during the six-month period ended August 31, 2007. Despite market volatility, investment-grade investors generally stayed above water, with the Lehman Brothers Aggregate Bond Index returning 1.54% for the six months.

Economic optimism pushes Treasury yields higher

Early in the six-month period, an increase in business spending and inventory rebuilding suggested economic growth would rebound from the first calendar quarter’s tepid pace of 0.6%. These economic indicators helped push Treasury yields higher during the early part of the summer. In addition, yields on spread sectors increased, due to unease regarding credit quality in the leveraged and sub-investment-grade loan markets.

Credit concerns swell

Credit and liquidity concerns mounted throughout the summer months. Reduced liquidity in the markets for non-agency mortgages, high-yield debt and asset-backed securities showed no signs of easing, and remained the dominant theme in the markets.

Major dislocations occurred in the commercial paper market, especially for entities issuing asset-backed commercial paper. These dislocations expanded to virtually all sectors of the fixed income markets. Although the spreads of sectors and companies most directly involved in mortgage-related activities and housing saw the widest swings, almost every part of the market experienced volatility. High-yield markets were affected in particular, as investors scaled back their appetites for risk. Issuers not involved in sub-prime mortgage activity or other housing-related businesses continued to report solid financial results, and their securities were less affected.

Given the high degree of uncertainty regarding exposure to the sub-prime mortgage market, lenders in the primary mortgage market adopted a cautious stance, and investors were jolted by a series of unfavorable news releases and strong volatility.

The U.S. Treasury market ultimately performed well, despite a strong rebound in second-quarter gross domestic product (GDP) growth to 4.0%. The pace of economic growth took a back seat to credit-market woes, which sparked a “flight to quality” into the U.S. Treasury market. Yields on most Treasuries ended the six-month period lower, with shorter-term securities showing the greatest decline. Among longer-term Treasuries, yields increased slightly, which helped the yield curve steepen overall.

Investors anticipate Fed rate cut

Investors sharply cut back their interest-rate expectations in August, as the Fed grappled with two objectives: How to limit the risk of a systemic failure in financial institutions and funds due to the sharp rise in the cost of credit, and how to protect the “real economy” without appearing to bail out investors who took on too much risk.

The first objective appeared to take priority. Late in the period, the Fed reduced the discount rate by 50 basis points, suggesting that the Fed viewed the need to act as a lender of last resort and avert a systemic failure in the financial sector as its main priority.

This action was the most dramatic effort yet by the central bank to restore calm to global financial markets. The Fed did not change its target for the fed funds rate, but issued a statement strongly suggesting a policy tilt toward an easing bias. The Fed noted that “the downside risks to growth have increased appreciably,” leaving the Fed “prepared to act as needed to mitigate the adverse effects on the economy arising from the disruptions in financial markets.”

Economic outlook remains upbeat

Despite the volatility the financial markets experienced in the final weeks of the period, the economic data released in August continued to support the prospect for solid growth in the third quarter:

•	The unemployment rate remained unchanged at 4.6%.

•	The income and consumption report showed wages and salaries up 7.2% over the prior July, the highest growth rate in this cycle.

•	The July core consumer price index showed a year-over-year increase of 2.2%, unchanged from the previous month.

•	The core personal consumption expenditures deflator, the Fed’s preferred inflation gauge, remained steady at 1.9%, within the Fed’s inflation “comfort zone.”

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   1

JPMorgan Prime Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2007 (Unaudited)

FUND FACTS

Objective	Highest possible level of current income while still maintaining liquidity and preserving capital
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Class B, Class C, Institutional, Reserve, Cash Management and Capital Shares
Net Assets as of 8/31/2007	$104.4 Billion
Average Maturity	43 days
S&P rating *	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	7.3%
2–7 days	33.1
8–30 days	22.1
31–60 days	9.9
61–90 days	11.7
91–180 days	12.5
181+ days	3.4

7-DAY SEC YIELD (1)

Morgan Shares	5.07%
Premier Shares	5.13
Agency Shares	5.33
Class B Shares	4.59
Class C Shares	4.59
Institutional Shares	5.39
Reserve Shares	4.87
Cash Management Shares	4.60
Capital Shares	5.44

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of August 31, 2007.
(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares, Cash Management Shares and Capital Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 5.06%, 5.11%, 5.27%, 4.39%, 4.39%, 5.32%, 4.85%, 4.59% and 5.38% for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares, Cash Management Shares and Capital Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Prime Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

2   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

JPMorgan Liquid Assets Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2007 (Unaudited)

FUND FACTS

Objective	Seeks current income with liquidity and stability of principal
Primary Investments
High quality, short-term instruments including corporate notes, U.S. government securities, asset-backed securities, repurchase agreements, commercial paper, funding agreements, certificates of deposit, municipal obligations and bank obligations

Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Class B, Class C, Institutional, Reserve, Investor, Capital and Service Shares
Net Assets as of 8/31/2007	$10.0 Billion
Average Maturity	46 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

MATURITY SCHEDULE**

1 day	8.9%
2–7 days	25.4
8–30 days	30.7
31–60 days	6.1
61–90 days	12.2
91–180 days	12.7
181+ days	4.0

7-DAY SEC YIELD (1)

Morgan Shares	5.06%
Premier Shares	5.20
Agency Shares	5.40
Class B Shares	4.66
Class C Shares	4.66
Institutional Shares	5.47
Reserve Shares	4.94
Investor Shares	5.14
Capital Shares	5.51
Service Shares	4.57

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of August 31, 2007.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares, Investor Shares, Capital Shares and Service Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 5.02%, 5.17%, 5.33%, 4.45%, 4.45%, 5.39%, 4.91%, 5.12%, 5.44% and 4.54% for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares, Investor Shares, Capital Shares and Service Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Liquid Assets Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   3

JPMorgan U.S. Government Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2007 (Unaudited)

FUND FACTS

Objective	Seeks high current income with liquidity and stability of principal
Primary Investments	High quality, short-term securities issued or guaranteed by the U.S. government or by U.S. government agencies or instrumentalities and repurchase agreements collateralized by such obligations
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional, Reserve, Capital and Service Shares
Net Assets as of 8/31/2007	$19.9 Billion
Average Maturity	25 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	10.8%
2–7 days	53.7
8–30 days	19.6
31–60 days	3.5
61–90 days	2.5
91–180 days	5.6
181+ days	4.3

7-DAY SEC YIELD (1)

Morgan Shares	4.94%
Premier Shares	5.09
Agency Shares	5.29
Institutional Shares	5.35
Reserve Shares	4.83
Capital Shares	5.39
Service Shares	4.45

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of August 31, 2007.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares, Capital Shares and Service Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 4.91%, 5.07%, 5.23%, 5.28%, 4.81%, 5.33% and 4.43% for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares, Capital Shares and Service Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan U.S. Government Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

4   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

JPMorgan U.S. Treasury Plus Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2007 (Unaudited)

FUND FACTS

Objective	Seeks current income with liquidity and stability of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds, and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by such obligations
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Class B, Class C, Institutional, Reserve and Investor Shares
Net Assets as of 8/31/2007	$10.9 Billion
Average Maturity	7 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	0.0%
2–7 days	97.8
8–30 days	0.0
31–60 days	0.0
61–90 days	0.1
91–180 days	0.0
181+ days	2.1

7-DAY SEC YIELD (1)

Morgan Shares	4.70%
Premier Shares	4.85
Agency Shares	5.05
Class B Shares	4.31
Class C Shares	4.31
Institutional Shares	5.11
Reserve Shares	4.59
Investor Shares	4.79

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of August 31, 2007.
(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares and Investor Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 4.67%, 4.83%, 4.99%, 4.11%, 4.11%, 5.04%, 4.57%, and 4.78% for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares and Investor Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan U.S. Treasury Plus Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   5

JPMorgan Federal Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2007 (Unaudited)

FUND FACTS

Objective	Current income while still preserving capital and maintaining liquidity
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes as well as debt obligations issued or guaranteed by U.S. government agencies or instrumentalities
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional and Reserve Shares
Net Assets as of 8/31/2007	$12.2 Billion
Average Maturity	37 days
S&P rating *	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	15.4%
2–7 days	18.7
8–30 days	25.9
31–60 days	16.4
61–90 days	17.3
91–180 days	4.2
181+ days	2.1

7-DAY SEC YIELD (1)

Morgan Shares	4.71%
Premier Shares	4.86
Agency Shares	5.05
Institutional Shares	5.12
Reserve Shares	4.59

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of August 31, 2007.
(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares and Reserve Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 4.68%, 4.84%, 4.99%, 5.05%, and 4.57% for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares and Reserve Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Federal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

6   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

JPMorgan 100% U.S. Treasury Securities Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2007 (Unaudited)

FUND FACTS

Objective	Highest possible level of current income while still maintaining liquidity and providing maximum safety of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional, Reserve and Capital Shares
Net Assets as of 8/31/2007	$19.4 Billion
Average Maturity	39 days
S&P rating*	AAAm-G
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The ‘G’ designation in the S&P rating means meaning that the Fund’s portfolio consists primarily of U.S. Government securities. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	0.0%
2–7 days	15.0
8–30 days	35.1
31–60 days	14.7
61–90 days	31.4
91–180 days	3.8
181+ days	0.0

7-DAY SEC YIELD (1)

Morgan Shares	3.59%
Premier Shares	3.74
Agency Shares	3.94
Institutional Shares	4.00
Reserve Shares	3.48
Capital Shares	4.04

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of August 31, 2007.
(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares and Capital Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 3.56%, 3.72%, 3.88%, 3.93%, 3.46%, and 3.98% for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares and Capital Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan 100% U.S. Treasury Securities Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   7

JPMorgan Tax Free Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2007 (Unaudited)

FUND FACTS

Objective	Highest possible level of current income which is excluded from gross income, while preserving capital and maintaining liquidity*
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes
Suggested investment time frame	Short-term municipal obligations
Share classes offered	Morgan, Premier, Agency, Institutional and Reserve Shares
Net Assets as of 8/31/2007	$20.7 Billion
Average Maturity	27 days
S&P rating	AAAm
Moody’s rating**	Aaa
NAIC rating	Class 1

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.
The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE***

1 day	11.6%
2–7 days	76.3
8–30 days	1.5
31–60 days	2.2
61–90 days	0.7
91–180 days	2.9
181+ days	4.8

7-DAY SEC YIELD (1)

Morgan Shares	3.42%
Premier Shares	3.57
Agency Shares	3.77
Institutional Shares	3.83
Reserve Shares	3.31

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

***	Percentages indicated are based upon total investments as of August 31, 2007.
(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares and Reserve Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 3.39%, 3.55%, 3.71%, 3.76% and 3.29% for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares and Reserve Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Tax Free Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

8   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

JPMorgan Municipal Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2007 (Unaudited)

FUND FACTS

Objective	Seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal
Primary Investments	High quality short-term municipal securities, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional, Reserve, Service and E*Trade Shares
Net Assets as of 8/31/2007	$3.5 Billion
Average Maturity	22 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

MATURITY SCHEDULE**

1 day	12.5%
2–7 days	77.7
8–30 days	1.6
31–60 days	1.9
61–90 days	1.0
91–180 days	1.1
181+ days	4.2

7-DAY SEC YIELD (1)

Morgan Shares	3.44%
Premier Shares	3.58
Agency Shares	3.78
Institutional Shares	3.84
Reserve Shares	3.33
Service Shares	2.95
E*Trade Shares	3.02

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of August 31, 2007.
(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares, Service Shares and E*Trade Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 3.40%, 3.55%, 3.71%, 3.76%, 3.30%, 2.92% and 2.94% for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares, Service Shares and E*Trade Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   9

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Asset-Backed Securities — 2.3%
60,000	Aire Valley Mortgages plc (United Kingdom), Series 2007-1A, Class 1A1, FRN, 5.53%, 09/20/07 (e) (i)	60,000
	Arkle Master Issuer plc (United Kingdom),
105,000	Series 2006-1A, Class 1A, FRN, 5.55%, 09/17/07 (e)	105,000
175,000	Series 2007-1A, Class 1A, FRN, 5.55%, 09/17/07 (e)	175,000
160,000	Brunel Residential Mortgage Securitization plc (United Kingdom), Series 2007-1A, Class A3, FRN, 5.53%, 09/13/07 (e)	160,000
130,000	Cheyne High Grade ABS CDO Ltd. (Cayman Islands), Series 2004-1A, Class AM2, FRN, 5.39%, 11/10/07 (e) (i)	130,000
235,000	Counts Trust, Series 2007-1, FRN, 5.38%, 11/06/07 (e) (i)	235,000
57,500	Granite Master Issuer plc (United Kingdom), Series 2007-2, Class 4A1, FRN, 5.55%, 09/17/07	57,500
75,000	Holmes Master Issuer plc (United Kingdom), Series 2006-1A, Class 1A, FRN, 5.59%, 09/15/07 (e)	75,000
90,000	Paragon Mortgages plc (United Kingdom), Series 14A, Class A1, FRN, 5.61%, 09/15/07 (e)	90,000
50,000	Parcs Master Trust, Series 2007-1, FRN, 5.36%, 09/20/07 (e) (i)	49,998
120,000	Premium Asset Trust, Series 2003-05, FRN 5.49%, 10/01/07 (e) (i)	120,000
200,000	Pyxis Master Trust, Series 2006-4, FRN, 5.55%, 09/20/07 (e) (i)	200,000
	Restructured Asset Securities with Enhanced Returns (RACERS),
200,000	Series 01-8-MM, FRN 5.53%, 10/03/07 (e) (i)	200,000
70,000	Series 01-08-ZCM, FRN, 5.71%, 09/17/07 (e) (i)	70,000
328,254	Steers Delaware Business Trust, Series 2006-1, FRN, 5.51%, 09/27/07 (e) (i)	328,254
41,250	TIAA Retail Commercial Trust (Cayman Islands), Series 2003-1A, Class A1MM, FRN, 5.54%, 09/28/07 (e) (i)	41,250
155,000	Union Hamilton Special Funding LLC, FRN, 5.36%, 09/28/07 (e) (i)	155,000
120,000	Whitehawk CDO Funding Ltd. (Cayman Islands), Series 2004-1A, Class AMMF, FRN, 5.35%, 09/15/07 (e) (i)	120,000
	Total Asset Backed Securities (Cost $2,372,002)	2,372,002
Certificates of Deposit — 20.8%
	Alliance & Leicester plc,
200,000	5.32%, 09/10/07	200,000
100,000	5.33%, 09/10/07	100,000
772,000	Allied Irish Banks plc, 5.30%, 02/25/08	772,000
170,000	Bank of the West, 5.24%, 03/03/08	170,000
	Barclays Bank plc (United Kingdom),
80,000	5.25%, 09/10/07	80,000
424,150	5.31%, 01/16/08	424,150
234,000	5.40%, 09/20/07	234,000
	Barclays Capital, Inc.,
252,000	5.24%, 05/06/08	252,000
194,000	5.31%, 11/01/07	194,000
416,000	5.41%, 07/10/08	416,000
	Bayerische Landesbank Hessen (Germany),
100,000	5.33%, 10/12/07	100,000
350,000	5.33%, 10/19/07	350,000
	BNP Paribas (France),
80,000	FRN, 5.29%, 12/05/07	79,995
895,000	FRN, 5.31%, 09/26/07	894,985
475,000	FRN, 5.31%, 10/11/07	475,000
452,000	5.35%, 12/10/07	452,000
	Calyon N.A. Co.,
743,500	5.30%, 01/30/08	743,500
150,000	5.31%, 11/13/07	149,997
525,000	Canadian Imperial Bank of Commerce (Canada), FRN, 5.70%, 09/15/07	525,000
	Credit Agricole S.A. (France),
380,000	5.30%, 10/29/07	380,000
430,000	5.31%, 10/12/07	430,000
101,000	5.31%, 11/07/07	100,999
350,000	5.31%, 11/13/07	350,000
200,000	5.35%, 01/11/08	200,000
	Credit Industriel et Commercial,
236,000	5.25%, 09/13/07	236,000
88,000	5.26%, 09/05/07	88,000
235,000	5.30%, 09/14/07	235,000
250,000	5.31%, 11/05/07	249,998
200,000	5.32%, 10/31/07	200,000
300,000	5.32%, 11/02/07	300,003
422,000	5.34%, 09/06/07	422,000
249,000	Credit Suisse First Boston LLC, 5.32%, 10/16/07	249,000
	Deutsche Bank AG,
119,000	5.32%, 09/04/07	119,000
408,000	5.32%, 02/25/08	408,000
453,080	5.34%, 02/26/08	453,080

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Certificates of Deposit — Continued
400,000	DZ Bank AG Deutsche Zentral-Genossenschaftsbank, 5.33%,10/09/07	400,000
35,000	First Tennessee Bank, 5.32%, 10/23/07	35,000
	HBOS Treasury Services plc (United Kingdom),
50,000	5.24%, 12/18/07	50,000
1,300,000	5.33%, 11/08/07	1,300,000
518,500	5.40%, 03/18/08	518,500
475,000	5.41%, 09/20/07	475,000
500,000	HSBC Bank plc, 5.28%, 02/07/08	500,000
260,000	Landesbank Baden-Wuerttemberg (Germany), 5.34%, 11/06/07	260,002
	Mitsubishi UFJ Trust & Banking Corp.,
75,000	5.33%, 10/10/07	75,000
100,000	5.34%, 09/20/07	100,000
	Mizuho Corporate Bank,
350,000	5.32%, 09/05/07	350,000
197,500	5.34%, 09/21/07	197,500
	Natexis Banques Populaires U.S. Finance Co.,
440,000	FRN, 5.30%, 09/28/07	439,913
350,000	FRN, 5.41%, 09/06/07	349,992
150,000	Norddeutsche Landesbank, 5.34%, 10/09/07	150,001
28,800	Nordea Bank Finland plc (Finland), 5.40%, 09/20/07	28,800
	Norinchukin Bank Ltd.,
205,000	5.33%, 09/04/07	205,000
147,000	5.33%, 10/19/07	147,000
260,000	5.33%, 10/26/07	260,000
364,000	5.34%, 10/09/07	364,000
	Northern Rock plc (United Kingdom),
193,000	5.33%, 10/11/07	193,000
294,000	5.33%, 10/19/07	294,000
375,000	PNC Bank N.A., 5.27%, 09/28/07	375,000
140,000	Royal Bank of Canada (Canada), FRN, 5.30%, 10/02/07	139,997
535,000	Royal Bank of Scotland, 5.28%, 02/07/08	535,000
154,000	Skandinaviska Enskilda Banken AB (Sweden), 5.30%, 02/08/08	154,003
	Societe Generale,
200,000	5.34%, 01/23/08	200,000
200,000	5.35%, 01/22/08	200,005
35,000	5.36%, 12/14/07	34,996
460,000	5.42%, 06/12/08	460,000
390,000	Sumitomo Trust & Banking Co., Ltd. (The), 5.33%, 10/09/07	390,000
61,000	Svenska Handelsbanken AB (Sweden), FRN, 5.08%, 12/05/07	60,973
868,000	UniCredito Italiano S.p.A., 5.33%, 09/07/07	868,000
589,000	Wachovia Bank, N.A., 5.24%, 02/04/08	589,000
	Total Certificates of Deposit (Cost $21,733,389)	21,733,389
Commercial Paper — 31.0% (n)
185,000	Aegis Finance, 5.38%, 09/04/07	184,918
491,500	Amsterdam Funding Corp., 6.16%, 09/26/07	489,411
	Aquinas Funding LLC,
51,123	5.29%, 09/24/07 (e)	50,955
30,818	5.34%, 01/18/08 (e)	30,199
65,468	5.41%, 09/17/07	65,311
50,000	5.41%, 09/19/07	49,866
77,000	5.78%, 09/14/07 (e)	76,840
44,590	ASB Bank Ltd., 5.31%, 01/10/08	43,771
33,194	ASB Finance Ltd., 5.33%, 09/06/07	33,170
	AstraZeneca plc,
172,000	5.33%, 09/12/07	171,724
250,000	5.33%, 09/13/07 (e)	249,562
439,000	5.34%, 09/24/07	437,523
	Atlantic Asset Corp.,
75,544	5.33%, 10/09/07	75,125
144,722	5.41%, 09/10/07	144,527
	Atlantis One Funding Corp.,
185,000	5.27%, 09/04/07	184,921
60,000	5.27%, 09/28/07	59,769
255,500	5.34%, 01/22/08	250,223
	Bank of America Corp.,
25,000	5.29%, 10/26/07	24,803
506,000	5.30%, 10/30/07	501,719
292,100	5.34%, 09/25/07	291,074
121,680	Bank of Ireland (Ireland), 5.32%, 11/08/07 (e)	120,489
	Barton Capital Corp.,
442,872	5.76%, 09/10/07	442,236
335,000	5.77%, 09/13/07	334,359
100,000	Bear Stearns Cos., Inc. (The), 5.65%, 09/19/07	100,000
	Belmont Funding Corp.,
199,000	5.41%, 11/05/07	197,081
342,523	5.83%, 11/16/07	338,365
	Caisse Nationale des Caisses d’Epargne et de Prevoyance (France),
200,000	5.25%, 12/11/07 (e)	197,202
200,000	5.25%, 12/14/07 (e)	197,120
	Cancara Asset Securitisation LLC,
122,000	5.67%, 01/15/08	121,996
299,500	5.73%, 09/14/07	298,884
250,000	5.77%, 09/17/07	249,362

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   11

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued (n)
150,000	Cantabric Financing plc, 5.33%, 09/11/07	149,781
182,000	CIESCO LLC, 5.60%, 02/13/08	177,454
	Clipper Receivables Corp.,
90,248	5.37%, 09/04/07	90,208
326,650	5.76%, 09/13/07	326,026
	Concord Minutemen Capital Co. LLC,
97,037	5.34%, 01/10/08 (e)	95,201
48,729	5.34%, 01/11/08	47,800
179,400	CRC Funding LLC, 5.35%, 11/06/07 (e)	177,663
	Crown Point Capital Co. LLC,
93,000	5.31%, 12/05/07	92,995
120,055	5.32%, 09/14/07 (e)	119,829
257,765	5.51%, 02/25/08 (e)	250,991
257,084	5.52%, 02/07/08 (e)	250,987
176,000	Curzon Funding Ltd., 5.33%, 09/18/07	175,563
	Daimler Chrysler Receivables Auto Trust,
50,702	5.33%, 10/15/07	50,376
111,376	5.33%, 10/18/07	110,611
77,827	5.33%, 10/19/07	77,281
	Dakota Notes (Citibank Credit Card Issuance Trust),
50,000	5.80%, 09/13/07	49,904
260,000	5.80%, 09/20/07	259,208
250,000	5.98%, 09/17/07	249,339
28,000	5.98%, 09/19/07	27,917
281,100	6.04%, 11/20/07	277,383
300,000	6.20%, 11/29/07	295,476
	Ebbets Funding LLC,
75,000	5.33%, 11/01/07	74,332
275,000	5.70%, 11/06/07 (e)	272,167
450,000	5.80%, 09/17/07 (e)	448,847
100,000	Edison Asset Securitization LLC, 5.96%, 10/22/07	99,164
	Emerald Notes Program,
90,225	5.33%, 09/06/07	90,159
199,972	5.33%, 10/11/07	198,803
22,650	5.35%, 09/20/07	22,587
196,000	5.47%, 11/08/07	194,005
	Fairway Finance Corp.,
23,000	5.60%, 11/13/07	22,999
100,000	6.08%, 09/25/07	99,597
250,000	FCAR Owner Trust, 5.56%, 09/12/07	249,577
	Fenway Funding Corp LLC,
300,000	5.58%, 01/29/08 (e)	293,201
471,000	5.60%, 01/29/08	460,295
400,000	5.60%, 02/05/08	390,489
200,000	5.60%, 02/12/08 (e)	195,044
108,535	5.61%, 02/12/08	105,839
400,000	Foxboro, 5.60%, 02/05/08	390,489
	Galleon Capital LLC,
116,703	5.34%, 12/05/07	115,086
98,700	5.40%, 09/07/07	98,612
	Gemini Securitization Corp.,
75,700	5.33%, 10/02/07	75,357
207,000	5.42%, 11/09/07	204,881
	General Electric Capital Corp.,
717,500	5.31%, 09/27/07	714,779
500,000	5.31%, 01/22/08	489,732
249,125	5.31%, 01/23/08	243,973
68,000	5.31%, 01/24/08	66,584
750,000	5.32%, 09/28/07	747,103
155,955	George Street Finance LLC, 5.78%, 09/12/07 (e)	155,681
	Gotham Funding Corp.,
214,303	5.41%, 09/10/07	214,015
196,405	5.78%, 09/14/07	195,997
41,000	Govco, Inc., 5.37%, 11/05/07 (e)	40,608
	Grampian Funding LLC,
85,000	5.31%, 10/30/07	84,280
587,460	5.31%, 11/13/07 (e)	581,301
348,000	5.34%, 12/03/07	343,321
220,800	5.36%, 11/02/07 (e)	218,790
450,000	5.66%, 11/16/07 (e)	444,699
700,000	5.81%, 11/26/07 (e)	690,435
48,735	ING U.S. Funding LLC, 5.39%, 03/06/08	47,422
	Irish Life & Permanent plc (Ireland),
63,000	5.28%, 09/26/07	62,775
83,500	5.34%, 01/11/08	81,908
99,000	5.34%, 01/14/08	97,070
91,000	5.34%, 01/15/08	89,212
99,000	Keel Capital, Inc., 5.77%, 09/14/07	98,795
183,803	Kitty Hawk Funding Corp., 5.71%, 10/19/07	182,418
	Lake Constance Funding LLC,
123,000	5.33%, 09/10/07	122,838
164,750	5.33%, 09/12/07	164,485
79,000	5.40%, 09/07/07	78,929
	Leafs LLC,
99,088	5.54%, 02/20/08	99,088
48,663	5.54%, 03/20/08 (i)	48,662
	Lexington Parker Capital Corp.,
200,000	5.29%, 09/04/07 (e)	199,914
304,102	5.36%, 11/05/07 (e)	301,200

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued (n)
520,000	5.37%, 09/05/07 (e)	519,691
	Liberty Street Funding Co.,
35,350	5.32%, 09/04/07	35,334
159,000	5.38%, 09/06/07	158,882
191,500	5.78%, 09/14/07	191,102
100,000	5.78%, 09/17/07	99,744
50,000	5.78%, 09/18/07	49,864
	Macquarie Bank Ltd. (Australia),
130,000	5.33%, 09/04/07	129,943
81,000	5.33%, 09/07/07 (e)	80,929
200,000	5.33%, 10/11/07 (e)	198,831
166,000	5.33%, 10/18/07	164,860
205,665	5.33%, 10/24/07	204,072
	Mane Funding Corp.,
35,763	5.33%, 09/04/07	35,747
40,205	5.40%, 09/10/07	40,151
195,000	5.76%, 09/13/07	194,628
	Mont Blanc Capital Corp.,
48,538	5.76%, 09/12/07	48,453
75,001	5.77%, 09/10/07	74,893
68,311	5.78%, 09/13/07	68,180
	Monument Gardens Funding Corp.,
40,556	5.33%, 09/04/07	40,538
62,500	5.34%, 09/12/07	62,399
151,000	5.34%, 09/19/07	150,602
138,645	5.67%, 09/04/07	138,580
10,000	Natixis, 5.33%, 02/04/08	9,775
123,000	Nestle Finance Co., 5.35%, 01/18/08	120,516
80,000	Northern Rock plc, 5.35%, 01/18/08	78,391
	Old Line Funding LLC,
77,468	5.50%, 09/04/07 (e)	77,432
91,267	5.78%, 09/17/07 (e)	91,034
	Picaros Funding LLC,
100,000	5.35%, 10/23/07 (e)	99,242
198,000	5.35%, 01/16/08	194,078
57,000	5.37%, 11/07/07	56,438
	Raiffeisen Zentralbank Oesterreich AG,
50,000	5.33%, 09/11/07	49,927
99,500	5.33%, 10/05/07	99,006
200,000	5.33%, 10/09/07	198,890
	Ranger Funding Corp.,
257,464	5.38%, 09/18/07	256,814
163,346	5.73%, 09/14/07	163,010
184,407	6.10%, 10/05/07 (e)	183,353
98,203	Saint Germain Holding, 5.41%, 09/12/07	98,042
	Scaldis Capital LLC,
730,500	5.37%, 09/07/07 (e)	729,849
93,000	5.38%, 09/10/07	92,876
213,000	5.80%, 09/14/07 (e)	212,556
	Sedna Finance, Inc.,
95,000	5.33%, 10/25/07	94,250
50,000	5.34%, 01/28/08	48,922
227,035	5.35%, 01/18/08	222,464
	Sheffield Receivables Co.,
80,602	5.37%, 09/05/07	80,554
167,953	5.78%, 09/11/07	167,685
100,000	5.78%, 09/13/07	99,808
45,000	Silver Tower U.S. Funding LLC, 5.33%, 09/10/07	44,941
	Simba Funding,
29,051	5.32%, 09/05/07	29,034
53,000	5.33%, 09/13/07	52,907
135,000	5.34%, 09/06/07	134,900
189,792	5.34%, 09/25/07	189,126
168,250	5.38%, 09/10/07	168,025
	Societe Generale,
13,520	5.37%, 03/04/08	13,161
190,100	5.85%, 10/09/07	188,936
	Solitaire Funding LLC,
278,389	5.33%, 09/04/07 (e)	278,266
380,750	5.33%, 10/11/07	378,525
200,000	5.33%, 10/23/07 (e)	198,480
395,500	5.34%, 09/21/07	394,342
45,000	5.38%, 11/06/07	44,562
524,610	5.60%, 02/15/08 (e)	511,347
80,000	Svenska Handelsbanken AB, 5.31%, 10/30/07	79,314
	Swedbank AB,
65,000	5.30%, 09/24/07	64,786
95,900	5.34%, 01/14/08	94,030
60,000	Tempo Finance Corp., 5.35%, 01/22/08	58,758
	Thames Asset Global Securitization, Inc.,
50,814	5.38%, 12/05/07 (e)	50,105
214,054	5.78%, 09/17/07 (e)	213,507
51,882	5.78%, 09/20/07 (e)	51,725
	Three Pillars Funding,
128,446	5.73%, 09/14/07	128,182
82,271	5.78%, 09/17/07	82,061
	Tulip Funding Corp.,
147,772	5.34%, 10/23/07	146,648
133,570	5.78%, 09/14/07	133,293
376,500	UBS Finance Delaware LLC, 5.31%, 10/26/07	373,486

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   13

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued (n)
	Valcour Bay Capital Co. LLC,
257,989	5.50%, 03/04/08	250,916
299,397	5.50%, 03/07/08 (e)	291,063
57,533	5.51%, 02/21/08	56,054
102,754	5.52%, 02/04/08 (e)	100,363
	Variable Funding Capital,
78,100	5.37%, 09/06/07	78,042
126,000	6.00%, 11/16/07	124,428
	Yorktown Capital LLC,
426,660	5.42%, 09/11/07 (e)	426,031
160,843	5.76%, 09/21/07	160,331
70,000	6.08%, 09/20/07 (e)	69,776
109,000	6.10%, 10/05/07	108,377
	Total Commercial Paper (Cost $32,352,205)	32,352,205
Corporate Notes — 17.4%
	Capital Markets — 2.5%
140,000	Goldman Sachs & Co., 5.43%, 03/07/08 (i)	140,000
250,000	Lehman Brothers Holdings, Inc., FRN, 5.58%, 09/24/07	250,000
	Links Finance LLC,
300,000	FRN, 5.32%, 09/20/07 (e)	299,984
116,000	FRN, 5.32%, 09/25/07 (e)	115,993
131,000	FRN, 5.32%, 10/01/07 (e)	130,992
100,000	FRN, 5.32%, 11/01/07 (e)	99,993
150,000	FRN, 5.32%, 11/26/07 (e)	149,993
150,000	FRN, 5.33%, 11/06/07 (e)	149,986
150,000	FRN, 5.41%, 11/15/07 (e)	149,990
100,000	FRN, 5.49%, 11/16/07 (e)	99,993
50,000	FRN, 5.54%, 11/15/07 (e)	49,990
	Merrill Lynch & Co., Inc.,
342,000	FRN, 5.37%, 11/01/07 (i)	342,000
345,000	FRN, 5.41%, 10/04/07	345,000
275,000	UBS AG, FRN, 5.56%, 09/16/07	275,000
		2,598,914
	Commercial Banks — 8.7%
130,000	ANZ National International Ltd. (United Kingdom), FRN, 5.33%, 10/09/07 (e) (m)	130,000
100,000	Australia & New Zealand Banking Group Ltd. (Australia), FRN, 5.52%, 09/24/07 (e)	100,000
	Bank of America, N.A.,
283,250	FRN, 5.25%, 05/05/08	283,250
553,000	FRN, 5.32%, 12/04/07	553,000
600,000	Bayerische Landesbank Hessen (Germany), FRN, 5.56%, 09/24/07	600,000
	BNP Paribas (France),
125,000	FRN, 5.30%, 10/03/07	124,998
225,000	FRN, 5.49%, 09/26/07 (e)	225,000
215,000	FRN, 5.50%, 11/19/07 (e)	215,000
100,000	Caisse Nationale des Caisses d’Epargne et de Prevoyance (France), FRN, 5.35%, 11/13/07 (e)	100,000
290,000	Caja de Ahorros y Monte de Piedad de Madrid (Spain), FRN, 5.36%, 10/19/07	289,997
	Credit Agricole S.A. (France),
292,000	FRN, 5.33%, 09/24/07 (e)	292,000
315,000	FRN, 5.35%, 10/23/07 (e)	315,000
450,000	Dexia Credit Local, FRN, 5.30%, 09/28/07	449,993
200,000	Fifth Third Bancorp., FRN, 5.50%, 09/24/07 (e)	200,000
150,000	Fortis Bank N.V., FRN, 5.34%, 10/19/07 (e)	150,000
	HBOS Treasury Services plc (United Kingdom),
150,000	FRN, 5.30%, 10/09/07 (e)	150,000
570,000	FRN, 5.39%, 10/09/07 (e)	570,000
300,000	FRN, 5.43%, 09/24/07 (e)	300,000
805,000	FRN, 5.58%, 11/20/07 (e)	805,000
	Natexis Banques Populaires,
590,000	FRN, 5.31%, 12/05/07	589,970
500,000	FRN, 5.41%, 09/06/07	499,979
133,000	Royal Bank of Canada (Canada), FRN, 5.30%, 10/09/07 (e)	133,000
250,000	Royal Bank of Scotland plc (United Kingdom), FRN, 5.52%, 09/21/07 (e)	250,000
284,740	Santander U.S. Debt S.A. Unipersonal (Spain), FRN, 5.37%, 09/21/07 (e)	284,745
	Societe Generale (France),
85,000	FRN, 5.31%, 10/02/07 (e)	85,000
85,000	FRN, 5.46%, 09/21/07	84,999
150,000	Svenska Handelsbanken (Sweden), FRN, 5.51%, 09/13/07 (e)	150,000
	Wells Fargo & Co.,
271,000	FRN, 5.34%, 10/03/07	271,000
175,000	FRN, 5.38%, 10/02/07	175,000
360,000	FRN, 5.50%, 09/18/07	360,000
	Westpac Banking Corp.,
196,000	FRN, 5.31%, 10/09/07 (e)	196,000
160,000	FRN, 5.42%, 09/11/07	160,000
		9,092,931
	Diversified Financial Services — 6.1%
50,000	Allstate Life Global Funding Trusts, FRN, 5.33%, 10/04/07	50,000
	Beta Finance, Inc.,
50,000	FRN, 5.35%, 12/10/07 (e)	50,003
167,900	FRN, 5.37%, 06/09/08 (e)	167,900

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Notes — Continued
	Diversified Financial Services — Continued
	CC USA, Inc.,
125,000	FRN, 5.31%, 10/11/07 (e)	124,999
200,000	FRN, 5.31%, 10/16/07 (e)	199,993
200,000	FRN, 5.35%, 09/25/07 (e)	200,027
40,535	FRN, 5.37%, 06/09/08 (e)	40,535
91,500	FRN, 5.41%, 09/04/07 (e)	91,500
525,000	Citigroup Funding, Inc., FRN, 5.50%, 11/13/07	525,000
	Dorada Finance, Inc.,
136,000	FRN, 5.31%, 10/16/07 (e)	135,995
85,000	FRN, 5.35%, 09/25/07 (e)	85,012
	Five Finance, Inc.,
140,000	FRN, 5.31%, 10/11/07 (e)	139,995
100,000	FRN, 5.47%, 11/20/07 (e)	99,985
	General Electric Capital Corp.,
350,000	FRN, 5.36%, 12/07/09	350,000
220,000	FRN, 5.52%, 09/24/07	220,000
400,000	FRN, 5.69%, 09/17/07	400,000
	K2 (USA) LLC,
40,000	FRN, 5.32%, 09/10/07 (e)	39,999
82,500	FRN, 5.32%, 09/17/07 (e)	82,491
70,000	FRN, 5.32%, 10/11/07 (e)	69,991
106,000	FRN, 5.33%, 09/10/07 (e)	106,000
300,000	FRN, 5.33%, 09/24/07 (e)	299,999
105,000	FRN, 5.36%, 06/09/08 (e)	105,041
200,000	FRN, 5.47%, 09/25/07 (e)	199,982
100,000	FRN, 5.49%, 11/16/07 (e)	99,989
260,000	FRN, 5.54%, 11/15/07 (e)	259,950
	Sigma Finance, Inc.,
300,000	FRN, 5.31%, 12/04/07 (e)	299,977
150,000	FRN, 5.32%, 09/20/07 (e)	149,988
90,000	FRN, 5.32%, 11/01/07 (e)	89,998
165,000	FRN, 5.32%, 11/07/07 (e)	164,969
200,000	FRN, 5.32%, 11/15/07 (e)	199,991
197,000	FRN, 5.32%, 11/29/07 (e)	196,985
150,000	FRN, 5.33%, 10/09/07 (e)	150,001
250,000	FRN, 5.47%, 11/23/07 (e)	249,974
200,000	FRN, 5.51%, 11/15/07 (e)	199,991
50,000	Structured Asset Repackaged Trust, FRN, 5.69%, 09/17/07 (e) (i)	50,000
	Tango Finance Corp.,
200,000	FRN, 5.32%, 10/15/07 (e)	199,983
100,000	FRN, 5.32%, 10/24/07 (e)	99,996
33,000	FRN, 5.32%, 11/15/07 (e)	32,999
99,000	FRN, 5.46%, 09/24/07 (e)	98,995
		6,328,233
	Thrifts & Mortgage Finance — 0.1%
135,000	Bancaja U.S. Debt S.A.U. (Spain), FRN, 5.39%, 10/23/07 (e)	135,000
	Total Corporate Notes (Cost $18,155,078)	18,155,078
Funding Agreements — 0.7%
	Insurance — 0.7%
200,000	Metropolitan Life Insurance Co., FRN, 5.40%, 03/17/08 (e) (f) (i)	200,000
	New York Life Insurance Co.,
300,000	FRN, 5.39%, 02/22/08 (e) (f) (i)	300,000
200,000	FRN, 5.39%, 07/24/08 (e) (f) (i)	200,000
	Total Funding Agreements (Cost $700,000)	700,000
Master Notes — 1.8%
	Citigroup Global Markets Holdings, Inc.,
250,000	FRN, 5.25%, 05/19/08	250,000
550,000	FRN, 5.45%, 05/19/08	550,000
	Morgan Stanley & Co. Inc.,
1,045,000	FRN, 5.51%, 01/07/08 (i)	1,045,000
25,000	FRN, 5.51%, 12/31/08 (i)	25,000
	Total Master Notes (Cost $1,870,000)	1,870,000
Municipal Bonds — 0.1%
60,000	New York City, Taxable, Sub Series A-10, GO, VAR, FSA, 5.72%, 11/01/21 (Cost $60,000)	60,000
Repurchase Agreements — 14.5%
208,575	Banc of America Securities LLC, 5.33%, dated 08/31/07, due 09/04/07, repurchase price $208,699, collateralized by U.S. Government Agency Securities with a value of $212,747	208,575
1,000,000	Bank of America Corp., 5.46%, dated 08/31/07, due 09/04/07, repurchase price $1,000,607, collateralized by Corporate Bonds and Notes with a value of $1,030,004	1,000,000
260,500	Barclays Capital, Inc., 5.29%, dated 08/31/07, due 09/04/07, repurchase price $260,653, collateralized by U.S. Government Agency Securities with a value of $268,315	260,500
2,000,000	Barclays Capital, Inc., 5.40%, dated 08/31/07, due 09/04/07, repurchase price $2,001,200, collateralized by U.S. Government Agency Securities with a value of $2,040,011	2,000,000
700,000	Barclays Capital, Inc., 5.46%, dated 08/31/07, due 09/04/07, repurchase price $700,425, collateralized by U.S. Government Agency Securities with a value of $721,000	700,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   15

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Repurchase Agreements — Continued
	Insurance — Continued
1,300,000	Citigroup, Inc., 5.46%, dated 08/31/07, due 09/04/07, repurchase price $1,300,789, collateralized by Corporate Bonds and Notes with a value of $1,339,000	1,300,000
1,200,000	Citigroup, Inc., 5.50%, dated 08/31/07, due 09/04/07, repurchase price $1,200,733, collateralized by Corporate Bonds and Notes with a value of $1,236,000	1,200,000
113,780	Deutsche Bank Securities, Inc., 5.10%, dated 08/31/07, due 09/04/07, repurchase price $113,844, collateralized by U.S. Government Agency Securities with a value of $116,056	113,780
2,000,000	Deutsche Bank Securities, Inc., 5.40%, dated 08/31/07, due 09/04/07, repurchase price $2,001,200, collateralized by U.S. Government Agency Securities with a value of $2,040,000	2,000,000
1,150,000	Deutsche Bank Securities, Inc., 5.45%, dated 08/31/07, due 09/04/07, repurchase price $1,150,696, collateralized by Corporate Bonds and Notes with a value of $1,184,500	1,150,000
850,000	Goldman Sachs & Co., 5.43%, dated 08/31/07, due 09/04/07, repurchase price $850,385, collateralized by Corporate Bonds and Notes with a value of $875,500	850,000
700,000	Goldman Sachs & Co., 5.45%, dated 08/31/07, due 09/04/07, repurchase price $700,424, collateralized by Corporate Bonds and Notes with a value of $721,000	700,000
150,000	Greenwich Capital Markets, Inc., 5.35%, dated 08/31/07, due 09/04/07, repurchase price $150,089, collateralized by Corporate Bonds and Notes with a value of $154,503	150,000
150,000	Lehman Brothers, Inc., 5.05%, dated 08/31/07, due 09/04/07, repurchase price $150,084, collateralized by U.S. Treasury Securities with a value of $153,002	150,000
300,000	Merrill Lynch & Co., Inc., 4.90%, dated 08/31/07, due 09/04/07, repurchase price $300,163, collateralized by U.S. Treasury Securities with a value of $306,001	300,000
425,000	Merrill Lynch & Co., Inc., 5.45%, dated 08/31/07, due 09/04/07, repurchase price $425,257, collateralized by Corporate Bonds and Notes with a value of $437,751	425,000
1,200,000	Merrill Lynch & Co., Inc., 5.46%, dated 08/31/07, due 09/04/07, repurchase price $1,200,728, collateralized by Corporate Bonds and Notes with a value of $1,236,003	1,200,000
735,000	Merrill Lynch & Co., Inc., 5.47%, dated 08/31/07, due 09/04/07, repurchase price $735,447, collateralized by Corporate Bonds and Notes with a value of $757,052	735,000
700,000	Morgan Stanley & Co., Inc., 5.49%, dated 08/31/07, due 09/04/07, repurchase price $700,427, collateralized by Corporate Bonds and Notes with a value of $733,334	700,000
76,893	UBS Warburg LLC, 5.13%, dated 08/31/07, due 09/04/07, repurchase price $76,937, collateralized by Corporate Bonds and Notes with a value of $79,202	76,893
	Total Repurchase Agreements (Cost $15,219,748)	15,219,748
Time Deposits — 11.1%
330,000	Barclays Capital, Inc., 5.32%, 10/19/07	330,001
	Bayerische Landesbank,
1,000,000	5.35%, 09/04/07	1,000,000
466,747	BNP Paribas (France), 5.31%, 09/04/07	466,747
1,000,000	Charter One Bank N.A., 4.50%, 09/04/07	1,000,000
811,429	Deutsche Bank AG, 4.75%, 09/04/07	811,429
	Dexia Credit Local,
1,652,500	5.22%, 09/04/07	1,652,500
1,500,000	5.38%, 09/04/07	1,500,000
1,500,000	DZ Bank AG, 5.38%, 09/04/07	1,500,000
270,000	Landesbank Hessen, 5.25%, 09/04/07	270,000
500,000	Lasalle Bank, 4.75%, 09/04/07	500,000
399,500	Lehman Brothers Bankhaus AG, 5.34%, 09/04/07	399,500
	Lehman Brothers, Inc.,
224,000	5.36%, 12/03/07 (i)	224,000
122,000	5.37%, 11/02/07 (i)	122,000
1,323,370	Societe Generale, 5.31%, 09/04/07	1,323,370
500,000	UBS AG, 5.06%, 09/04/07	500,000
	Total Time Deposits (Cost $11,599,547)	11,599,547
	U.S. Government Agency Securities — 0.0% (g)
46,850	Federal Farm Credit Bank, DN, 4.62%, 09/21/07 (n) (Cost $46,730)	46,730
	Total Investments — 99.7% (Cost $104,108,699)*	104,108,699
	Other Assets In Excess of Liabilities — 0.3%	270,656
	NET ASSETS — 100.0%	$104,379,355

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Asset-Backed Securities — 4.0%
	Arkle Master Issuer plc (United Kingdom),
20,000	Series 2006-1A, Class 1A, FRN, 5.55%, 09/17/07 (e)	20,000
50,000	Series 2007-1A, Class 1A, FRN, 5.55%, 09/17/07 (e)	50,000
20,000	Brunel Residential Mortgage Securitization plc (United Kingdom), Series 2007-1A, Class A3, FRN, 5.53%, 09/13/07 (e)	20,000
	Paragon Mortgages plc (United Kingdom),
89,878	Series 11A, Class A1, FRN, 5.60%, 09/15/07 (e) (i)	89,878
10,000	Series 14A, Class A1, FRN, 5.61%, 09/15/07 (e)	10,000
50,000	Parcs Master Trust, Series 2007-1, Class A, FRN, 5.36%, 09/20/07 (e) (i)	49,998
80,000	Premium Asset Trust, Series 2003-5, FRN, 5.49%, 10/01/07 (e) (i)	80,000
79,097	Steers Delaware Business Trust, Series 2006-1, FRN, 5.51%, 09/27/07 (e) (i)	79,097
	Total Asset-Backed Securities (Cost $398,973)	398,973
Certificates of Deposit — 19.0%
78,000	Allied Irish Banks plc, 5.30%, 02/25/08	78,000
20,000	Bank of the West, 5.24%, 03/03/08	20,000
	Barclays Bank plc (United Kingdom),
30,000	5.25%, 09/10/07	30,000
50,000	5.31%, 01/16/08	50,000
	Barclays Capital, Inc.,
30,000	5.24%, 05/06/08	30,000
58,000	5.41%, 07/10/08	58,000
	BNP Paribas (France),
40,000	5.35%, 12/10/07	40,000
50,000	FRN, 5.29%, 12/05/07	49,997
	Calyon N.A. Co.,
25,000	5.30%, 01/30/08	25,000
50,000	5.31%, 11/13/07	49,999
225,000	Canadian Imperial Bank of Commerce (Canada), FRN, 5.70%, 09/15/07	225,000
	Credit Agricole S.A. (France),
45,000	5.30%, 10/29/07	45,000
50,000	5.31%, 10/12/07	50,000
77,000	5.31%, 11/07/07	76,999
	Credit Industriel et Commercial,
65,000	5.31%, 11/01/07	65,000
100,000	5.32%, 10/31/07	100,000
80,000	5.34%, 09/06/07	80,000
	Deutsche Bank AG,
55,000	5.32%, 02/25/08	55,000
60,000	5.34%, 02/26/08	60,000
	HBOS Treasury Services plc (United Kingdom),
70,000	5.40%, 03/18/08	70,000
52,000	FRN, 5.31%, 12/05/07	52,000
100,000	Mizuho Corporate Bank, 5.34%, 09/21/07	100,000
55,000	Natexis Banques Populaires U.S. Finance Co., FRN, 5.41%, 09/29/07	54,989
50,000	Norinchukin Bank Ltd., 5.34%, 10/09/07	50,000
50,000	Northern Rock plc, 5.33%, 10/11/07	50,000
	Skandinaviska Enskilda Banken AB (Sweden),
40,000	5.28%, 09/04/07	40,000
55,000	5.30%, 02/08/08	55,001
60,000	Societe Generale, 5.42%, 06/12/08	60,000
51,000	Svenska Handelsbanken AB (Sweden), FRN, 5.08%, 12/05/07	50,977
115,000	UniCredito Italiano S.p.A. (Italy), 5.33%, 09/07/07	115,000
	Total Certificates of Deposit (Cost $1,885,962)	1,885,962
Commercial Paper — 31.7% (n)
71,000	Ajax Bambino Funding, Inc., 5.34%, 09/07/07 (e) (i)	70,938
50,000	Atlantis One Funding Corp., 5.33%, 09/10/07	49,934
115,000	Bavaria TRR Corp., 5.83%, 09/14/07	114,759
	Belmont Funding Corp.,
50,000	5.41%, 11/06/07	49,510
274,000	6.50%, 09/04/07	273,852
54,000	CC USA, Inc., 5.33%, 09/13/07	53,905
19,000	CIESCO LLC, 5.60%, 02/13/08	18,525
	Concord Minutemen Capital Co. LLC,
60,000	5.34%, 01/11/08	58,856
150,000	5.90%, 09/04/07	149,926
	Crown Point Capital Co. LLC,
50,000	5.32%, 09/14/07	49,906
50,000	5.40%, 12/05/07	49,997
145,000	5.51%, 02/19/08	141,312
100,000	Curzon Funding Ltd., 5.33%, 09/18/07	99,752
35,000	Dakota Notes (Citibank Credit Card Issuance Trust), 5.98%, 09/19/07	34,896
50,000	Dorada Finance, Inc., 5.33%, 09/13/07	49,912
20,000	Ebbets Funding LLC, 5.80%, 09/17/07 (e)	19,949
25,000	Edison Asset Securitization LLC, 5.96%, 10/22/07	24,791
60,000	Fairway Finance Corp., 5.60%, 11/13/07	59,998
200,000	Fenway Funding Corp. LLC, 5.61%, 02/12/08	195,033
75,000	Gemini Securitization Corp., 5.83%, 11/15/07	74,102
95,000	General Electric Capital Corp., 5.31%, 01/23/08	93,035

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   17

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued (n)
66,958	Gotham Funding Corp., 5.78%, 09/14/07	66,819
45,000	Govco, Inc., 5.38%, 12/17/07	44,299
	Grampian Funding LLC,
55,000	5.31%, 11/13/07 (e)	54,423
100,000	5.36%, 11/02/07 (e)	99,090
15,000	Kommunalkredit AG (Austria), 5.33%, 10/30/07	14,872
	Lake Constance Funding LLC,
50,000	5.33%, 09/12/07	49,920
100,000	5.73%, 11/13/07	98,854
48,288	Leafs LLC, 5.54%, 02/20/08	48,288
25,000	Lexington Parker Capital Corp., 5.37%, 09/05/07 (e)	24,985
65,000	Liberty Street Funding Co., 5.78%, 09/12/07	64,886
50,000	Macquarie Bank Ltd. (Australia), 5.33%, 09/07/07 (e)	49,956
15,000	Monument Gardens Funding Corp., 5.67%, 09/04/07	14,993
	Morgan Stanley & Co., Inc.,
25,000	5.52%, 10/01/07	25,000
25,000	5.52%, 04/01/08	25,000
	Picaros Funding LLC,
80,000	5.29%, 09/04/07	79,966
80,000	5.33%, 09/07/07	79,930
50,000	5.35%, 01/16/08	49,010
77,500	Ranger Funding Corp., 6.08%, 09/24/07	77,200
50,000	Sedna Finance, Inc., 5.35%, 01/18/08	48,994
55,000	Solitaire Funding LLC, 5.60%, 02/15/08 (e)	53,609
25,000	Svenska Handelsbanken AB (Sweden), 5.31%, 10/30/07	24,786
20,000	Swedbank AB (Sweden), 5.30%, 09/24/07	19,934
63,660	Swiss RE Financial Products, 5.28%, 09/27/07	63,424
21,916	Tempo Finance Corp., 5.33%, 09/11/07	21,884
61,902	Thames Asset Global Securitization, Inc., 5.78%, 09/13/07	61,783
45,000	UBS Finance Delaware LLC, 5.31%, 10/26/07	44,640
40,000	Variable Funding Capital, 6.00%, 11/16/07	39,501
79,500	Westpac Trust Securities Ltd., 5.35%, 11/30/07	78,465
	Total Commercial Paper (Cost $3,157,399)	3,157,399
Corporate Notes — 33.9%
	Capital Markets — 3.1%
18,000	Goldman Sachs & Co., 5.43%, 03/07/08 (i)	18,000
	Links Finance LLC,
80,000	FRN, 5.32%, 11/14/07 (e)	79,998
50,000	FRN, 5.32%, 12/10/07 (e)	49,997
25,000	FRN, 5.47%, 11/19/07 (e)	24,999
	Merrill Lynch & Co., Inc.,
13,520	3.70%, 04/21/08	13,370
55,000	FRN, 5.37%, 11/01/07 (i)	55,000
40,000	FRN, 5.41%, 10/04/07	40,000
30,000	UBS AG, FRN, 5.56%, 09/16/07	30,000
		311,364
	Commercial Banks — 17.7%
50,000	ANZ National International Ltd. (United Kingdom), FRN, 5.33%, 10/09/07 (e)	50,000
50,000	Australia & New Zealand Banking Group Ltd. (Australia), FRN, 5.52%, 09/24/07 (e)	50,000
20,000	Bancaja U.S. Debt S.A.U. (Spain), FRN, 5.39%, 10/23/07 (e)	20,000
30,000	Bank of America, N.A., 5.25%, 05/05/08	30,000
70,000	Bank of Ireland (Ireland), FRN, 5.53%, 09/19/07 (e)	70,000
254,000	Bayerische Landesbank, FRN, 5.56%, 09/24/07	254,000
30,000	BNP Paribas (France), FRN, 5.49%, 09/26/07 (e)	30,000
25,000	Caja de Ahorros y Monte de Piedad de Madrid (Spain), FRN, 5.36%, 10/19/07	25,000
	Credit Agricole S.A. (France),
33,000	FRN, 5.33%, 09/24/07 (e)	33,000
45,000	FRN, 5.35%, 10/23/07 (e)	45,000
150,000	Dexia Credit Local, FRN, 5.30%, 09/28/07	149,998
	HBOS Treasury Services plc (United Kingdom),
175,000	FRN, 5.39%, 10/01/07 (e)	175,000
150,000	FRN, 5.58%, 11/20/07 (e)	150,000
50,000	HSBC USA, Inc., FRN, 5.61%, 09/17/07	50,000
100,000	Kommunalkredit Austria AG (Austria), FRN, 5.52%, 09/24/07 (e)	100,000
20,000	Natexis Banques Populaires, FRN, 5.31%, 12/05/07	19,999
190,000	Royal Bank of Scotland plc (United Kingdom), FRN, 5.52%, 09/21/07 (e)	190,003
36,000	Santander U.S. Debt S.A. Unipersonal (Spain), FRN, 5.37%, 09/21/07 (e)	36,001
15,000	Societe Generale (France), FRN, 5.31%, 10/02/07 (e)	15,000
50,000	Svenska Handelsbanken (Sweden), FRN, 5.51%, 09/13/07 (e)	50,000
	Wells Fargo & Co.,
75,000	FRN, 5.34%, 10/03/07	75,000
75,000	FRN, 5.38%, 10/02/07	75,000
45,000	FRN, 5.50%, 09/18/07	45,000
22,000	Westpac Banking Corp., FRN, 5.31%, 10/09/07 (e)	22,000
		1,760,001

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Notes — Continued
	Diversified Financial Services — 9.8%
30,000	Allstate Life Global Funding Trusts, FRN, 5.33%, 10/04/07	30,000
25,000	Beta Finance, Inc., FRN, 5.50%, 11/20/07 (e)	25,002
	CC USA, Inc.,
50,000	FRN, 5.31%, 10/11/07 (e)	49,999
30,000	FRN, 5.37%, 06/09/08 (e)	30,000
15,000	FRN, 5.41%, 09/04/07 (e)	15,000
25,000	Citigroup Funding, Inc., FRN, 5.50%, 11/13/07	25,000
150,000	General Electric Capital Corp, FRN, 5.36%, 12/07/09	150,000
	K2 (USA) LLC,
50,000	FRN, 5.32%, 09/15/07 (e)	49,995
37,000	FRN, 5.32%, 10/13/07 (e)	36,996
25,000	FRN, 5.32%, 11/06/07 (e)	24,998
50,000	FRN, 5.32%, 11/21/07 (e)	49,999
15,000	FRN, 5.36%, 06/09/08 (e)	15,006
25,000	FRN, 5.45%, 11/23/07 (e)	24,997
	Liberty Lighthouse Co. LLC,
75,000	FRN, 5.32%, 09/25/07 (e)	74,999
50,000	FRN, 5.37%, 09/20/07 (e)	50,009
	Sigma Finance, Inc.,
58,000	FRN, 5.31%, 09/18/07 (e)	57,997
25,000	FRN, 5.32%, 11/07/07 (e)	24,995
90,000	FRN, 5.34%, 09/17/07 (e)	90,003
50,000	Structured Asset Repackaged Trust, FRN, 5.69%, 09/17/07 (e) (i)	50,000
	Tango Finance Corp.,
50,000	FRN, 5.32%, 11/15/07 (e)	49,999
50,000	FRN, 5.33%, 09/20/07 (e)	50,000
		974,994
	Insurance — 1.3%
100,000	AIG Matched Funding Corp., FRN, 5.32%, 10/09/07 (e) (m)	99,987
32,300	Hartford Life Global Funding Trusts, FRN, 5.63%, 09/17/07	32,300
		132,287
	Thrifts & Mortgage Finance — 2.0%
199,000	CAM U.S. Finance S.A. Sociedad Unipersonal (Spain), FRN, 5.37%, 10/03/07 (e)	199,000
	Total Corporate Notes (Cost $3,377,646)	3,377,646
Funding Agreements — 1.5%
	Insurance — 1.5%
100,000	Metropolitan Life Insurance Co., FRN, 5.40%, 03/17/08 (e) (f) (i)	100,000
50,000	New York Life Insurance Co., FRN, 5.42%, 02/22/08 (e) (f) (i)	50,000
	Total Funding Agreements (Cost $150,000)	150,000
Master Note — 1.0%
100,000	Citigroup Global Markets Holdings, Inc. 5.45%, 05/19/08 (Cost $100,000)	100,000
Municipal Bond — 0.3%
	Michigan — 0.3%
26,845	City of Battle Creek, Downtown Development, GO, VRDO, AMBAC, 5.42%, 10/01/07 (Cost $26,845)	26,845
Repurchase Agreements — 6.5%
150,000	Bank of America Securities LLC, 5.33%, dated 08/31/07, due 09/04/07, repurchase price $150,089, collateralized by Corporate Bonds and Notes with a value of $153,000	150,000
200,000	Citigroup, Inc., 5.50%, dated 08/31/07, due 09/04/07, repurchase price $200,122, collateralized by Corporate Bonds and Notes with a value of $206,000	200,000
300,000	Goldman Sachs & Co, 5.45%, dated 08/31/07, due 09/04/07, repurchase price $300,182, collateralized by Corporate Bonds and Notes with a value of $309,000	300,000
	Total Repurchase Agreements (Cost $650,000)	650,000
Time Deposits — 1.7%
50,000	Lehman Brothers Bankhaus AG, 5.34%, 09/04/07 (i)	50,000
28,000	5.36%, 12/03/07 (i)	28,000
89,329	Societe Generale, 5.31%, 09/04/07	89,329
	Total Time Deposits (Cost $167,329)	167,329
	Total Investments — 99.6% (Cost $9,914,154)*	9,914,154
	Other Assets in Excess of Liabilities — 0.4%	37,163
	NET ASSETS — 100.0%	$9,951,317

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   19

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — 42.2%
	Federal Farm Credit Bank — 0.7%
150,000	FRN, 5.54%, 11/01/07	149,993
	Federal Home Loan Bank System — 22.4%
234,000	DN, 5.05%, 02/22/08 (n)	228,427
640,000	FRN, 5.19%, 10/05/09	639,375
229,500	FRN, 5.21%, 09/17/08	229,387
835,000	FRN, 5.21%, 09/19/07	834,559
900,000	FRN, 5.27%, 11/20/07	900,000
850,000	FRN, 5.31%, 11/22/07	850,000
270,000	FRN, 5.32%, 11/27/07	270,000
500,000	FRN, 5.44%, 11/18/07	500,000
		4,451,748
	Federal Home Loan Mortgage Corp. — 11.9%
75,370	5.13%, 10/24/07	75,360
78,000	DN, 5.17%, 12/11/07 (n)	76,926
120,062	DN, 5.27%,05/27/08 (n)	115,572
267,867	DN, 5.29%, 04/11/08 (n)	259,457
305,000	DN, 5.29%, 04/30/08 (n)	294,643
685,000	FRN, 5.22%, 09/17/07	684,987
847,000	FRN, 5.35%, 09/27/07	846,972
		2,353,917
	Federal National Mortgage Association — 7.2%
332,600	Zero Coupon, 12/01/07 (n)	328,318
217,711	DN, 5.05%, 02/20/08 (n)	212,587
231,333	DN, 5.24%, 11/30/07 (n)	228,436
59,581	DN, 5.27%, 05/12/08 (n)	57,471
55,000	DN, 5.29%, 12/28/07 (n)	54,092
75,000	DN, 5.30%, 05/30/08 (n)	72,141
75,000	DN, 5.31%, 06/12/08 (n)	72,007
412,000	FRN, 5.20%, 09/28/07	411,924
		1,436,976
	Total U.S. Government Agency Securities (Cost $8,392,634)	8,392,634
Repurchase Agreements — 59.4%
58,439	Banc of America Securities LLC, 5.30%, dated 08/31/07, due 09/04/07, repurchase price $58,473, collateralized by U.S. Government Agency Securities with a value of $59,608	58,439
250,000	Banc of America Securities LLC, 5.30%, dated 08/31/07, due 09/13/07, repurchase price $250,478, collateralized by U.S. Government Agency Securities with a value of $255,000 (i)	250,000
2,900,000	Barclays Capital, Inc., 5.40%, dated 08/31/07, due 09/04/07, repurchase price $2,901,740, collateralized by U.S. Government Agency Securities with a value of $2,958,003	2,900,000
350,000	Barclays Capital, Inc., 5.28%, dated 08/31/07, due 09/04/07, repurchase price $350,205, collateralized by U.S. Government Agency Securities with a value of $357,000 (m)	350,000
3,500,000	Citigroup, Inc., 5.40%, dated 08/31/07, due 09/04/07, repurchase price $3,502,100, collateralized by U.S. Government Agency Securities with a value of $3,570,000	3,500,000
700,000	Credit Suisse First Boston USA, Inc., 5.25%, dated 08/31/07, due 09/13/07, repurchase price $700,408, collateralized by U.S. Government Agency Securities with a value of $714,003 (i)	700,000
3,500,000	Deutsche Bank Securities, Inc., 5.40%, dated 08/31/07, due 09/04/07, repurchase price $3,502,100, collateralized by U.S. Government Agency Securities with a value of $3,570,000	3,500,000
3,107	Goldman Sachs & Co, 5.20%, dated 08/31/07, due 09/04/07, repurchase price $3,109, collateralized by U.S. Government Agency Securities with a value of $3,172	3,107
523,107	UBS Warburg LLC, 5.13%, dated 08/31/07, due 09/04/07, repurchase price $523,405, collateralized by U.S. Government Agency Securities with a value of $538,802	523,107
	Total Repurchase Agreements (Cost $11,784,653)	11,784,653
	Total Investments — 101.6% (Cost $20,177,287)*	20,177,287
	Liabilities in Excess of Other Assets — (1.6)%	(326,642)
	NET ASSETS — 100.0%	$19,850,645

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — 2.2%
	U.S. Treasury Bills — 0.2%
11,824	3.38%, 11/08/07 (n)	11,749
25	4.87%, 12/13/07 (n)	25
		11,774
	U.S. Treasury Notes — 2.0%
100,000	4.13%, 08/15/08	99,973
90,000	4.88%, 04/30/08	90,434
34,000	5.00%, 07/31/08	34,261
		224,668
	Total U.S. Treasury Obligations (Cost $236,442)	236,442
Repurchase Agreements — 98.0%
1,350,000	Barclays Capital, Inc., 5.10%, dated 08/31/07, due 09/04/07 repurchase price $1,350,765, collateralized by U.S. Treasury Securities with a value of $1,377,002 (m)	1,350,000
300,000	Credit Suisse First Boston LLC, 5.10%, dated 08/31/07, due 09/04/07, repurchase price $300,170, collateralized by U.S. Treasury Securities with a value of $306,002	300,000
1,413,638	Deutsche Bank Securities, Inc., 5.10%, dated 08/31/07, due 09/04/07, repurchase price $1,414,439, collateralized by U.S. Treasury Securities with a value of $1,441,911	1,413,638
1,000,000	Greenwich Capital Markets, Inc., 5.10%, dated 08/31/07, due 09/04/07, repurchase price $1,000,567, collateralized by U.S. Treasury Securities with a value of $1,020,001	1,000,000
1,500,000	HSBC Securities (USA), Inc., 5.10%, dated 08/31/07, due 09/04/07, repurchase price $1,500,850, collateralized by U.S. Treasury Securities with a value of $1,530,001	1,500,000
1,750,000	Lehman Brothers, Inc., 5.05%, dated 08/31/07, due 09/04/07, repurchase price $1,750,982, collateralized by U.S. Treasury Securities with a value of $1,785,009	1,750,000
1,200,000	Merrill Lynch & Co., Inc., 5.08%, dated 08/31/07, due 09/04/07, repurchase price $1,200,677, collateralized by U.S. Treasury Securities with a value of $1,224,005	1,200,000
1,350,000	Morgan Stanley & Co., Inc., 5.10%, dated 08/31/07, due 09/04/07, repurchase price $1,350,765, collateralized by U.S. Treasury Securities with a value of $1,377,000	1,350,000
850,000	UBS Warburg LLC, 5.08%, dated 08/31/07, due 09/04/07, repurchase price $850,480, collateralized by U.S. Treasury Securities with a value of $867,003	850,000
	Total Repurchase Agreements (Cost $10,713,638)	10,713,638
	Total Investments — 100.2% (Cost $10,950,080)*	10,950,080
	Liabilities in Excess of Other Assets — (0.2)%	(23,637)
	NET ASSETS — 100.0%	$10,926,443

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   21

JPMorgan Federal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — 99.8%
	Federal Farm Credit Bank — 25.3%
75,000	DN, 4.68%, 10/16/07 (m) (n)	74,564
75,000	DN, 4.68%, 10/17/07 (n)	74,554
100,000	DN, 4.69%, 10/24/07 (n)	99,315
50,000	DN, 5.18%, 02/20/08 (n)	48,798
50,000	DN, 5.19%, 12/20/07 (n)	49,224
100,000	DN, 5.19%, 01/22/08 (n)	97,990
125,000	DN, 5.19%, 01/23/08 (n)	122,470
100,000	DN, 5.19%, 01/25/08 (n)	97,968
100,000	DN, 5.21%, 02/25/08 (n)	97,537
60,000	FRN, 5.18%, 10/01/08	59,987
85,000	FRN, 5.19%, 06/02/08	84,988
250,000	FRN, 5.20%, 02/10/09	249,948
100,000	FRN, 5.21%, 09/19/08	99,990
75,000	FRN, 5.21%, 10/03/08	74,992
62,500	FRN, 5.21%, 10/20/08	62,490
100,000	FRN, 5.21%, 04/13/09	99,976
100,000	FRN, 5.21%, 04/20/09	99,984
250,000	FRN, 5.22%, 02/11/08	249,968
350,000	FRN, 5.22%, 12/18/08	349,978
100,000	FRN, 5.23%, 03/18/08	99,991
90,000	FRN, 5.23%, 03/26/08	89,992
50,000	FRN, 5.23%, 06/16/08	49,992
100,000	FRN, 5.24%, 08/18/08	99,980
100,000	FRN, 5.25%, 10/05/07	99,999
75,000	FRN, 5.36%, 01/23/09	74,977
330,000	FRN, 5.40%, 08/24/09	330,000
12,000	FRN, 5.42%, 09/24/07	12,000
30,000	FRN, 5.43%, 09/27/07	30,001
11,000	FRN, 5.47%, 02/12/09	11,008
		3,092,661
	Federal Home Loan Bank — 74.5%
46,650	4.10%, 06/13/08	46,231
89,425	5.13%, 05/21/08	89,350
94,815	5.25%, 06/06/08	94,793
26,915	5.32%, 06/18/08	26,912
981,551	DN, 4.21%, 09/04/07 (n)	981,207
222,094	DN, 4.92%, 09/12/07 (n)	221,761
99,300	DN, 4.93%, 11/16/07 (n)	98,279
650,000	DN, 4.95%, 09/21/07 (n)	648,225
300,000	DN, 4.96%, 11/13/07 (n)	297,019
367,021	DN, 4.98%, 09/28/07 (n)	365,659
93,402	DN, 4.98%, 11/21/07 (n)	92,369
135,000	DN, 5.01%, 11/14/07 (n)	133,626
81,085	DN, 5.06%, 09/14/07 (n)	80,937
700,000	DN, 5.08%, 09/26/07 (n)	697,547
588,158	DN, 5.17%, 09/05/07 (n)	587,822
496,033	DN, 5.18%, 11/07/07 (n)	491,307
634,980	DN, 5.19%, 09/07/07 (n)	634,433
435,999	DN, 5.20%, 10/03/07 (n)	434,008
88,996	DN, 5.20%, 10/05/07 (n)	88,564
300,000	DN, 5.20%, 10/10/07 (n)	298,330
378,716	DN, 5.20%, 10/24/07 (n)	375,856
150,000	DN, 5.21%, 09/19/07 (n)	149,614
200,000	FRN, 5.19%, 01/05/09	199,870
91,500	FRN, 5.20%, 01/10/08	91,486
540,000	FRN, 5.20%, 03/20/08	539,891
265,000	FRN, 5.21%, 10/16/08	264,914
250,750	FRN, 5.24%, 02/11/09	250,750
100,000	FRN, 5.27%, 02/20/09	100,000
90,000	FRN, 5.31%, 03/20/09	90,000
362,050	FRN, 5.42%, 11/14/08	361,922
295,630	FRN, 5.44%, 02/18/09	295,630
		9,128,312
	Total Investments — 99.8% (Cost $12,220,973)*	12,220,973
	Other Assets in Excess of Liabilities — 0.2%	19,944
	NET ASSETS — 100.0%	$12,240,917

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

JPMorgan 100% U.S. Treasury Securities Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — 100.2%
	U.S. Treasury Bills — 100.2% (n)
2,000,000	2.84%, 11/23/07	1,986,997
2,151,261	3.32%, 09/20/07 (m)	2,147,502
350,000	3.39%, 01/03/08	345,961
225,000	3.58%, 01/10/08	222,107
170,000	3.76%, 01/17/08	167,589
750,000	4.07%, 10/11/07 (c)	746,639
2,875,396	4.14%, 09/13/07 (c)	2,871,442
2,913,542	4.16%, 09/06/07 (c)	2,911,866
1,325,000	4.26%, 11/01/07 (c)	1,315,539
250,000	4.38%, 09/17/07	249,514
825,000	4.51%, 11/15/07	817,342
810,000	4.54%, 10/04/07 (c)	806,660
475,000	4.55%, 10/25/07 (c)	471,794
1,768,176	4.55%, 11/08/07	1,753,148
1,575,980	4.59%, 09/27/07 (c)	1,570,786
850,000	4.60%, 10/18/07 (c)	844,949
250,000	4.70%, 11/29/07	247,132
	Total Investments — 100.2% (Cost $19,476,967)*	19,476,967
	Liabilities in Excess of Other Assets — (0.2)%	(32,646)
	NET ASSETS — 100.0%	$19,444,321

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   23

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Commercial Paper — 4.6% (n)
	Arizona — 0.3%
44,979	City of Phoenix, 3.68%, 11/27/07	44,979
10,000	City of Phoenix IDA, 3.67%, 10/12/07	10,000
		54,979
	District of Columbia — 0.3%
	District of Columbia,
16,000	3.72%, 11/07/07	16,000
17,500	3.68%, 02/01/08	17,500
36,100	Metropolitan Washington Airports Authority, 3.74%, 10/10/07	36,100
		69,600
	Florida — 0.1%
18,125	Sunshine State Local Government, 3.62%, 10/01/07	18,125
	Georgia — 0.2%
	Metropolitan Atlanta Rapid Transit Authority,
17,500	3.62%, 10/01/07	17,500
17,500	3.75%, 10/09/07	17,500
		35,000
	Illinois — 0.1%
14,033	Chicago O’Hare International Airport, 3.78%, 10/15/07	14,033
	Maryland — 0.1%
21,216	Johns Hopkins University, 3.72%, 09/05/07	21,216
	Minnesota — 0.1%
10,000	Rochester, Minnesota Health Care Facilities, 3.70%, 09/12/07	10,000
	North Carolina — 0.7%
	City of Charlotte,
16,236	3.55%, 09/07/07	16,236
11,387	3.70%, 01/16/08	11,387
3,313	3.70%, 04/08/08	3,313
14,545	3.75%, 03/12/08	14,545
10,351	3.75%, 04/08/08	10,351
12,546	City of Charlotte, Water & Sewer, 3.70%, 10/17/07	12,546
	University of North Carolina,
36,614	3.70%, 01/16/08	36,614
40,000	3.72%, 01/15/08	40,000
		144,992
	Ohio — 0.3%
19,200	Cuyahoga County, 3.70%, 09/06/07	19,200
	Ohio State University,
19,500	3.70%, 10/11/07	19,500
25,500	3.73%, 10/11/07	25,500
		64,200
	Tennessee — 0.2%
	Metropolitan Government Nashville & Davidson County,
15,000	3.70%, 10/09/07	15,000
35,000	3.72%, 10/11/07	35,000
		50,000
	Texas — 0.5%
13,600	City of San Antonio, 3.74%, 10/04/07	13,600
25,000	Dallas Airport, 3.65%, 01/08/08	25,000
	Texas Housing Agency,
15,039	3.72%, 10/05/07	15,039
9,735	3.80%, 10/05/07	9,735
19,050	Texas Municipal Power Agency, 3.67%, 11/14/07	19,050
	Texas Public Finance Authority,
24,500	3.82%, 09/14/07	24,500
		106,924
	Utah — 0.7%
	Intermountain Power Agency,
48,900	3.65%, 10/01/07	48,900
87,800	3.65%, 02/06/08	87,800
		136,700
	Vermont — 0.1%
	University of Vermont,
5,590	3.70%, 10/03/07	5,590
3,000	3.70%, 10/04/07	3,000
2,095	3.73%, 10/09/07	2,095
790	3.75%, 10/03/07	790
		11,475
	Virginia — 0.1%
21,000	University of Virginia, 3.69%, 10/01/07	21,000
	Washington — 0.7%
50,000	King County, 3.74%, 09/18/07	50,000
93,500	Metropolitan Washington Airports Authority, 3.72%, 02/06/08	93,500
		143,500
	Wisconsin — 0.1%
20,775	State of Wisconsin, 3.70%, 10/01/07	20,775
	Total Municipal Commercial Paper (Cost $922,519)	922,519

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — 94.5%
	Alabama — 2.4%
20,900	ABN AMRO Munitops Certificate Trust, Series 2002-21, Rev., VRDO, MBIA, 4.02%, 09/06/07	20,900
	Austin Trust Various States,
11,035	Series 2007-1001, Rev., VRDO, MBIA-IBC, LIQ: Bank of America N.A., 4.01%, 09/06/07	11,035
9,375	Series 2007-1002, Rev., VRDO, AMBAC-TCRS-Bank of New York, LIQ: Bank of America N.A., 4.01%, 09/06/07	9,375
2,700	Birmingham Public Educational Building Authority, University of Alabama-Birmingham Project, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 3.97%, 09/06/07	2,700
13,500	Columbia IDB, PCR, Alabama Power Co. Project, Series C, Rev., VRDO, 3.99%, 09/05/07	13,500
34,525	Cullman Medical Clinic Board-Medical Park South, Series 121, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 4.03%, 09/05/07	34,525
15,000	DCH Health Care Authority, Alabama Healthcare Facilities, Rev., VRDO, LOC: Regions Bank, 3.97%, 09/06/07	15,000
	Jefferson County, Sewer,
64,560	Series C-3, Rev., VRDO, XLCA, 3.98%, 09/06/07	64,560
7,950	Sub Series B-5, Rev., VRDO, XLCA, 3.97%, 09/06/07	7,950
5,735	Jefferson County, Sewer, EAGLE, Series 2002-6016, Class A, Rev., VRDO, FGIC, 4.04%, 09/06/07	5,735
	Montgomery BMC Special Care Facilities Financing Authority, Hospital, VHA Alabama, Inc.,
5,800	Series C, Rev., VRDO, AMBAC, 4.00%, 09/05/07	5,800
5,000	Series D, Rev., VRDO, AMBAC, 4.00%, 09/05/07	5,000
4,300	Series E, Rev., VRDO, AMBAC, 4.00%, 09/05/07	4,300
9,000	Series F, Rev., VRDO, AMBAC, 4.00%, 09/05/07	9,000
26,065	Morgan County-Decatur Health Care Authority, Series PT-947, Rev., VRDO, Connie Lee, 4.06%, 09/06/07	26,065
4,000	Selma IDB, Specialty Minerals Project, Rev., VRDO, LOC: Wachovia Bank N.A., 4.10%, 09/06/07	4,000
256,010	Southeast Alabama Gas District, Supply Project, Series A, Rev., VRDO, 3.98%, 09/04/07	256,010
4,940	Tuscaloosa County Board of Education, Special Tax, TAW, VRDO, LOC: Regions Bank, 3.97%, 09/06/07	4,940
		500,395
	Alaska — 0.2%
	Alaska Housing Finance Corp., Floating Rate Trust Receipts,
8,625	Series K-14, Regulation D, Rev., VRDO, MBIA, LIQ: Lehman Liquidity Co., 4.23%, 09/01/07	8,625
1,600	Series L-25, Regulation D, Rev., VRDO, MBIA, 4.20%, 09/05/07	1,600
13,005	Alaska Housing Finance Corp., Merlots, Series D, Rev., VRDO, MBIA, LIQ: Wachovia Bank N.A., 4.02%, 09/05/07	13,005
10,000	Alaska Housing Finance Corp., State Capital Project, Series C, Rev., VRDO, MBIA, 3.97%, 09/06/07	10,000
14,400	City of North Slope Boro, Series A, GO, VRDO, MBIA, 4.00, 09/06/07	14,400
		47,630
	Arizona — 1.6%
	Apache County IDA, Tucson Electric Power Co.,
24,200	Series 83-A, Rev., VRDO, LOC: ABN AMRO Bank N.V., 3.90%, 09/05/07	24,200
56,800	Series 83-B, Rev., VRDO, LOC: Bank of New York, 3.99%, 09/05/07	56,800
7,700	Apache County IDA, IDR, Tucson Electric Power Co., Springville, Series 1999-6, Rev., VRDO, LOC: Wells Fargo Bank N.A., 3.90%, 09/05/07	7,700
41,200	Arizona Health Facilities Authority, Series 1782, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 4.06%, 09/06/07	41,200
	Arizona State University,
10,000	Series A, Rev., VRDO, AMBAC, 3.92%, 09/05/07	10,000
5,000	Series B, Rev., VRDO, AMBAC, 3.91%, 09/05/07	5,000
21,375	Downtown Phoenix Hotel Corp., Floating Rate Trust Receipts, Series P3U, Regulation D, Rev., VRDO, FGIC, LIQ: Lehman Liquidity Co., 4.15%, 09/05/07	21,375
7,000	Eagle Tax Exempt Trust, Weekly Series 2002-0301, Class A, Rev., VRDO, LIQ: Citibank N.A., 4.04%, 09/06/07	7,000
	Lehman Municipal Trust Receipts,
31,220	Series P66, Regulation D, Rev., VRDO, FGIC, LIQ: Lehman Liquidity Co., 4.15%, 09/05/07	31,220
16,600	Series P67, Rev., VRDO, FGIC, LIQ: Lehman Liquidity Co., 4.20%, 09/05/07	16,600
7,160	Maricopa County IDA, Multi-Family Housing, Las Gardenias Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 4.00%, 09/06/07	7,160
19,240	Phoenix Civic Improvement Corp., Wastewater System, Senior Lien, Series A, Rev., VRDO, MBIA, 3.95%, 09/05/07	19,240

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   25

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Arizona — Continued
2,000	Phoenix IDA, Del Mar Terrace, Series A, Rev., VRDO, LIQ: FHLMC, 4.00%, 09/05/07	2,000
	Pima County IDA, Tucson Electric Irvington,
43,200	Rev., VRDO, LOC: Wells Fargo Bank N.A., 3.99%, 09/05/07	43,200
6,850	Salt River Project Agricultural Improvement & Power District, Electric Systems, Series 1430, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 4.05%, 09/06/07	6,850
	Scottsdale IDA, Scottsdale Healthcare,
10,475	Series C, Rev., VRDO, FSA, LIQ: Citibank N.A., 3.92%, 09/05/07	10,475
14,525	Series E, Rev., VRDO, FSA, LIQ: Citibank N.A., 3.92%, 09/05/07	14,525
7,960	Yavapai County, Highway Construction, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 4.03%, 09/05/07	7,960
		332,505
	Arkansas — 0.0% (g)
3,830	City of Lowell, IDR, Arkansas Democrat-Gazette Project, Rev., VRDO, LOC: Bank of New York, 4.10%, 09/05/07	3,830
5,500	Columbia County, Solid Waste Disposal, Albemarle Corp. Project, Rev., VRDO, LOC: Bank of America N.A., 4.07%, 09/05/07	5,500
		9,330
	California — 4.1%
2,450	ABAG Finance Authority for Nonprofit Corps., Colma Bart Apartments, Series A, Rev., VRDO, LOC: Bank of America N.A., 3.98%, 09/06/07	2,450
	Access to Loans for Learning Student Loan Corp.,
48,700	Series II-A-9, Rev., VRDO, LOC: State Street Bank & Trust Co., 4.10%, 09/05/07	48,700
90,200	Series V-A-1, Rev., VRDO, AMBAC, 4.10%, 09/05/07	90,200
2,000	Alvord Unified School District, Food Services Bridge Funding Program, COP, VRDO, FSA, 3.90%, 09/06/07	2,000
18,600	Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area, Series C, Rev., VRDO, AMBAC, 3.91%, 09/06/07	18,600
2,200	California Economic Development Financing Authority, IDR, Standard Abrasives Manufacturing Project, Rev., VRDO, LOC: Mellon Bank N.A., 4.00%, 09/05/07	2,200
23,500	California Housing Finance Agency, Series A, Rev., VRDO, AMT, 3.95%, 09/05/07	23,500
	California Housing Finance Agency, Home Mortgage,
9,275	Series C, Rev., VRDO, AMT, 3.95%, 09/05/07	9,275
10,830	Series F, Rev., VRDO, 3.94%, 09/05/07	10,830
	California Housing Finance Agency, Multi-Family Housing,
100	Series III-D, Rev., VRDO, AMT, 4.05%, 09/05/07	100
1,125	Series III-G, Rev., VRDO, 4.23%, 09/05/07	1,125
5,850	California Infrastructure & Economic Development Bank, IDR, Elite Leather Co. Project, Rev., VRDO, LOC: Union Bank of California N.A., 4.15%, 09/06/07	5,850
1,610	California Infrastructure & Economic Development Bank, IDR, Pleasant Mattress, Inc. Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 4.00%, 09/05/07	1,610
1,275	California Infrastructure & Economic Development Bank, IDR, Standard Abrasive Manufacturing Project, Series A, Rev., VRDO, LOC: Mellon First Business Bank, 4.00%, 09/05/07	1,275
500	California State Department of Water Resources, Power Supply, Series C-13, Rev., VRDO, FSA, 3.85%, 09/05/07	500
21,000	California State University, EAGLE, Series 7200-50014, Rev., VRDO, AMBAC, LIQ: Citibank N.A., 4.00%, 09/06/07	21,000
	California Statewide Communities Development Authority,
14,600	Series ROCS-RR-II-R-774CE, Rev., VRDO, LIQ: Citigroup Financial Products, 4.07%, 09/06/07	14,600
17,820	Series ROCS-RR-II-R-10005CE, Rev., VRDO, LIQ: Citigroup Financial Products, 4.07%, 09/06/07	17,820
4,400	California Statewide Communities Development Authority, Multi-Family Housing, Arbor Ridge Apartments, Series X, Rev., VRDO, FNMA, LIQ: FNMA, 4.05%, 09/06/07	4,400
3,420	California Statewide Communities Development Authority, Multi-Family Housing, Breezewood Apartments, Series F-1, Rev., VRDO, FNMA, LIQ: FNMA, 3.94%, 09/06/07	3,420
75,000	California Statewide Communities Development Authority, Westgate Pasadena Apartments, Series G, Rev., VRDO, LOC: Bank of America N.A., 4.00%, 09/05/07	75,000
40	Chabot-Las Positas Community College District, Series 87-Z, GO, VRDO, AMBAC, LIQ: Goldman Sachs Special Situations, 4.00%, 09/06/07	40

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
1	City of Glendale, Hospital, Series 590, Rev., VRDO, MBIA, LIQ: Morgan Stanley Dean Witter, 4.07%, 09/06/07	1
8,800	City of Los Angeles, Multi-Family Housing, Fountain Park Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 4.00%, 09/06/07	8,800
2,100	Colton Redevelopment Agency, Multi-Family Housing, Series 1985-A, Rev., VRDO, LOC: Coast Federal Bank, 3.83%, 09/06/07	2,100
2,300	East Bay Municipal Utility District, Water System, Sub Series B-2, Rev., VRDO, XLCA, 3.86%, 09/05/07	2,300
47,665	Eclipse Funding Trust, Solar Eclipse, Series 2007-0053, Rev., VRDO, FGIC, LIQ: U.S. Bank N.A., 4.02%, 09/04/07	47,665
11,725	Eclipse Funding Trust, Solar Eclipse, Corona, Series 2006-0099, Tax Allocation, VRDO, AMBAC, LIQ: U.S. Bank N.A., 4.02%, 09/06/07	11,725
9,115	Eclipse Funding Trust, Solar Eclipse, Sacramento, Series 2006-0079, COP, VRDO, AMBAC, LIQ: U.S. Bank N.A., 3.97%, 09/06/07	9,115
3,950	Garden Grove, Multi-Family Housing, Malabar Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 4.00%, 09/06/07	3,950
30,000	Golden State Tobacco Securitization Corp., Rev., VRDO, 4.07%, 09/06/07	30,000
4,100	Grant Joint Union High School District, Bridge Funding Program, COP, VRDO, FSA, 3.90%, 09/07/07	4,100
6,360	Huntington Beach Union High School District, School Facilities Bridge Funding Program, COP, VRDO, FSA, 3.90%, 09/07/07	6,360
	Lehman Municipal Trust Receipts,
35,700	Series 06-F11, Regulation D, GO, VRDO, LIQ: Lehman Liquidity Co., 4.20%, 09/05/07	35,700
11,930	Series 06-F13, Regulation D, GO, VRDO, LIQ: Lehman Brothers Special Financing, 4.20%, 09/05/07	11,930
35,210	Series 07-P4, Regulation D, Rev., VRDO, AMBAC, XLCA, LIQ: Lehman Liquidity Co., 3.90%, 09/04/07	35,210
29,975	Series P56W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., FGIC, 4.15%, 09/05/07	29,975
15,945	Lehman Municipal Trust Receipts, Housing Finance Agency, Rev., VRDO, LIQ: Lehman Liquidity Co., 4.33%, 09/05/07	15,945
200	Los Angeles Community Redevelopment Agency, Wilshire Station Apartments, Series A, Rev., VRDO, LOC: Fleet National Bank, 3.99%, 09/05/07	200
14,300	Los Angeles Unified School District, Series 2006, GO, VRDO, FSA, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.95%, 09/04/07	14,300
27,000	Macon Trust Various States, Series 2007-336, TAW, VRDO, LIQ: Bank of America N.A., LOC: Bank of America N.A., 4.01%, 09/06/07	27,000
	Municipal Securities Trust Certificates,
11,285	Series 281, Class A, Rev., VRDO, AMBAC, LIQ: Bear Stearns Capital Markets, 4.03%, 09/06/07	11,285
2,075	Series 1999-73, Class A, Rev., VRDO, AMBAC, LIQ: Bear Stearns Capital Markets, 3.99%, 09/06/07 (e)	2,075
450	Series 2000-96, Class A, GO, VRDO, AMBAC, LIQ: Bear Stearns Capital Markets, 3.99%, 09/06/07 (e)	450
20,860	Series 2001-118, Class A, GO, VRDO, FGIC, LIQ: Bear Stearns Capital Markets, 4.00%, 09/04/07 (e)	20,860
12,570	Series 2001-136, Class A, Rev., VRDO, FGIC, LIQ: Bear Stearns Capital Markets, 4.00%, 09/04/07 (e)	12,570
	Orange County Sanitation District,
1,900	COP, VRDO, 3.85%, 09/04/07	1,900
300	Series A, COP, VRDO, 3.95%, 09/04/07	300
1,600	Port of Oakland, Trust Receipts, Series 5, Class F, Rev., VRDO, FGIC, 4.01%, 09/06/07	1,600
	Puttable Floating Option Tax-Exempt Receipts,
43,450	Series MT-421, Rev., VRDO, 4.12%, 09/05/07	43,450
34,965	Series PT-4033, GO, VRDO, FSA, LIQ: Dexia Credit Local, 4.03%, 09/07/07	34,965
29,660	Series PZP-019, Rev., VRDO, 3.91%, 09/05/07	29,660
1,500	Riverside Country Asset Leasing Corp., Southwest Justice Center, Series B, Rev., VRDO, MBIA, 3.85%, 09/05/07	1,500
1,200	Riverside Unified School District, School Facility Bridge Program, COP, VRDO, FSA, 3.90%, 09/06/07	1,200
1,800	San Jose Multi-Family Housing, Villa Monterey Apartments, Series F, Rev., VRDO, FNMA, LIQ: FNMA, 3.96%, 09/06/07	1,800
	Southern California Home Financing Authority,
3,355	Series A, Rev., VRDO, AMT, 3.92%, 09/06/07	3,355
6,375	Series A, Rev., VRDO, AMT, 3.99%, 09/06/07	6,375

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   27

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
1,100	Southern California Public Power Authority, Southern Transmission Project, Rev., VRDO, AMBAC, LOC: Lloyds TSB Bank plc, 3.85%, 09/05/07	1,100
	State of California,
15,715	Series A, Sub Series A-2, GO, VRDO, LOC: Calyon Bank, 3.90%, 09/05/07	15,715
1,775	Series C-4, GO, VRDO, LOC: Landesbank Hessen-Thueringen, 3.89%, 09/06/07	1,775
2,225	Series PA-594, GO, VRDO, LIQ: Merrill Lynch Capital Services, 4.06%, 09/05/07	2,225
		845,031
	Colorado — 3.0%
11,310	Arapahoe County, Multi-Family Housing, Rental Housing, Hunters Run, Rev., VRDO, LIQ: FHLMC, 3.94%, 09/06/07	11,310
2,470	City of Arvada, Rev., VRDO, FSA, 3.80%, 10/01/07	2,470
3,150	City of Colorado Springs, The Colorado College, Rev., VRDO, 3.94%, 09/06/07	3,150
1,000	City of Colorado Springs, Utilities, Sub Lien, Series A, Rev., VRDO, 3.97%, 09/06/07	1,000
6,890	City of Thornton, Series ROCS-RR-II-R-1052, COP, VRDO, AMBAC, LIQ: Citigroup Global Markets, 4.03%, 09/06/07	6,890
19,400	Colorado Educational & Cultural Facilities Authority, Oaks Christian School Project, Rev., VRDO, LOC: U.S. Bank N.A., 3.98%, 09/05/07	19,400
	Colorado Housing & Finance Authority,
40,000	Series A-2, Class I, Rev., VRDO, AMT, LIQ: Depfa Bank plc, 4.15%, 09/05/07	40,000
30,000	Series A-3, Class I, Rev., VRDO, AMT, 4.15%, 09/05/07	30,000
12,330	Series AA-3, Class I, Rev., VRDO, 4.05%, 09/05/07	12,330
1,600	Colorado Housing & Finance Authority, Multi-Family Housing, Diamond Project, Series I, Rev., VRDO, FNMA, LIQ: FNMA, 3.87%, 09/05/07	1,600
1,885	Colorado Housing & Finance Authority, Multi-Family Project, Series A-4, Class I, Rev., VRDO, 4.10%, 09/05/07	1,885
	Colorado Housing & Finance Authority, Single Family Mortgage,
42,700	Series A-2, Class I, Rev., VRDO, 4.15%, 09/05/07	42,700
7,200	Series C-2, Class I, Rev., VRDO, AMT, 4.15%, 09/05/07	7,200
21,500	Colorado State Education Loan Program, Rev., TRAN, 4.00%, 08/05/08	21,543
	Colorado Student Obligation Bond Authority, Student Loans, Senior Lien,
1,000	Series A-2, Rev., VRDO, AMBAC, 4.05%, 09/05/07	1,000
2,500	Series A-3, Rev., VRDO, AMBAC, 4.05%, 09/05/07	2,500
	Denver City & County, Airport,
48,300	Series A, Rev., VRDO, AMT, CIFG, 3.97%, 09/052/07	48,300
5,000	Series N-12, Regulation D, Rev., VRDO, FGIC, 4.30%, 09/05/07	5,000
4,985	Series ROC-II-R-98, Rev., VRDO, FSA, LIQ: Citibank N.A., 4.06%, 09/06/07	4,985
14,750	Denver City & County, Colorado Convention Center Project, Series B, Rev., VRDO, FSA, 3.95%, 09/06/07	14,750
	Denver City & County, Wellington E Web,
57,845	Series PA-C2, COP, VRDO, AMBAC, 3.95%, 09/05/07	57,845
5,000	Series PA-C3, COP, VRDO, AMBAC, 3.98%, 09/05/07	5,000
6,045	Jefferson County School District R-001, Series ROCS-II-R-6516, GO, VRDO, FSA, LIQ: Citibank Financial Products, 4.03%, 09/06/07	6,045
95,400	Lehman Municipal Trust Receipts, Various States, Series F9, Regulation D, TAW, VRDO, LIQ: Lehman Brothers Special Financing, 4.18%, 09/05/07	95,400
5,485	Park Creek Metropolitan District, TOCS, Series S, Rev., VRDO, LIQ: Goldman Sachs Special Situations, 4.01%, 09/06/07	5,485
23,900	Puttable Floating Option Tax-Exempt Receipts, Series PZ-264, GO, VRDO, LIQ: Merrill Lynch Capital Services, 4.07%, 09/06/07	23,900
50,740	Sheridan Redevelopment Agency, Tax Allocation, Series ROCS-RR-II-R-819CE, VRDO, LIQ: Citigroup Financial Products, 3.68%, 10/04/07	50,740
90,000	State of Colorado, General Fund, Series A, Rev., RAN, 4.25%, 06/27/08	90,391
		612,819
	Connecticut — 0.2%
29,630	Connecticut State Health & Educational Facilities Authority, Series 891, Rev., VRDO, FGIC, LIQ: Morgan Stanley Municipal Funding, 4.03%, 09/06/07	29,630

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
1,000	Connecticut State Health & Educational Facilities Authority, Community Renewal Team, Series A, Rev., VRDO, LOC: Fleet National Bank, 4.00%, 09/06/07	1,000
	Connecticut State Housing Finance Authority, Housing Mortgage Finance Program,
2,300	Sub Series D-3, Rev., VRDO, AMBAC, 3.95%, 09/06/07	2,300
3,700	Sub Series E-4, Rev., VRDO, AMT, AMBAC, 3.95%, 09/06/07	3,700
		36,630
	Delaware — 0.5%
7,000	Delaware River & Bay Authority, Series B, Rev., VRDO, AMBAC, 3.87%, 09/06/07	7,000
	GS Pool Trust,
58,375	Series 19-TP, Rev., VRDO, LIQ: Goldman Sachs Special Situations, 4.08%, 09/06/07	58,374
31,651	Series 24-TP, Rev., VRDO, LIQ: Goldman Sachs Special Situations, 4.05%, 09/06/07	31,651
10,447	Series 35-TP, Rev., VRDO, LIQ: Goldman Sachs Special Situations, 4.08%, 09/06/07	10,447
4,723	Series 56-TP, Rev., VRDO, LIQ: Goldman Sachs Special Situations, 4.05%, 09/06/07	4,723
300	University of Delaware, Series B, Rev., VRDO, 3.99%, 09/05/07	300
		112,495
	District of Columbia — 2.7%
50,198	Bank of New York Municipal Certificates Trust, Series 5, Rev., VRDO, 4.15%, 09/06/07	50,198
	District of Columbia,
18,595	Series D, GO, VRDO, FGIC, 3.95%, 09/05/07	18,595
600	Series D-1, GO, VRDO, FSA, 3.92%, 09/05/07	600
81,000	TRAN, GO, 4.25%, 09/28/07	81,037
2,300	District of Columbia, American Psychology Association, Rev., VRDO, LOC: Bank of America N.A., 4.02%, 09/07/07	2,300
	District of Columbia, American University Issue,
29,605	Rev., VRDO, AMBAC, 4.05%, 09/05/07	29,605
12,000	Series A, Rev., VRDO, AMBAC, 4.10%, 09/05/07	12,000
15,000	District of Columbia, Edmund Burke School, Rev., VRDO, LOC: Bank of America N.A., 4.00%, 09/06/07	15,000
7,500	District of Columbia, Enterprise Zone, House on F Street Project, Rev., VRDO, LOC: Bank of New York, 4.10%, 09/06/07	7,500
23,685	District of Columbia, George Washington University, Series C, Rev., VRDO, MBIA, 4.05%, 09/05/07	23,685
50,000	District of Columbia, Housing Finance Agency, Series F, Rev., AMT, 3.60%, 09/05/07	50,000
3,085	District of Columbia, Housing Finance Agency, Multi-Family Housing, Trenton Park Apartments Project, Rev., VRDO, LOC: Bank of America N.A., 4.05%, 09/06/07	3,085
11,000	District of Columbia, Merlots, Series B-33, GO, VRDO, AMBAC, 4.02%, 09/05/07	11,000
	District of Columbia, Multimodal,
26,720	Series A, GO, VRDO, FSA, 4.05%, 09/05/07	26,720
52,945	Series B, GO, VRDO, FSA, 4.05%, 09/05/07	52,945
16,570	Series D, GO, VRDO, MBIA, 4.05%, 09/05/07	16,570
15,650	District of Columbia, Multimodal, American University, Rev., VRDO, 3.90%, 09/05/07	15,650
1,980	District of Columbia, National Children’s Center, Inc., Rev., VRDO, LOC: Bank of America N.A., 4.00%, 09/06/07	1,980
18,770	District of Columbia, National Geographic Society, Rev., VRDO, 3.90%, 09/05/07	18,770
2,100	District of Columbia, Pooled Loan Program, Series A, Rev., VRDO, LOC: Bank of America N.A., 4.00%, 09/06/07	2,100
6,155	Eagle Tax Exempt Trust, Weekly Option Mode, Water & Sewer, Series 98-5202, Rev., VRDO, FSA, LIQ: Citibank N.A., 4.04%, 09/06/07	6,155
15,000	Eclipse Funding Trust, Solar Eclipse, Series 2007-0056, Rev., VRDO FGIC, LIQ: U.S. Bank N.A., 4.05%, 09/06/07	15,000
31,600	Eclipse Funding Trust, Solar Eclipse, Washington, D.C., Series 2007-0021, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., 3.80%, 09/06/07	31,600
	Lehman Municipal Trust Receipts,
54,680	Series K38, Regulation D, GO, VRDO, FGIC, LIQ: Lehman Liquidity Co., 4.15%, 09/05/07	54,680
9,515	Series KL4, Regulation D, GO, VRDO, AMBAC, LIQ: Bayerische Landesbank, 4.20%, 09/06/07	9,515
14,040	Puttable Floating Option Tax-Exempt Receipts, Series 4154, GO, VRDO, FGIC, LIQ: Merrill Lynch Capital Services, 4.00%, 09/06/07	14,040
		570,330
	Florida — 3.9%
9,345	ABN AMRO Munitops Certificate Trust, Series 2003-6, Rev., VRDO, MBIA, 4.02%, 09/06/07	9,345

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   29

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
10,125	Brevard County Health Facilities Authority, Wuesthoff Memorial Hospital Project, Rev., VRDO, LOC: Wachovia Bank N.A., 3.97%, 09/06/07	10,125
28,500	City of Gainesville, Series A, Rev., VRDO, 3.95%, 09/06/07	28,500
	City of Gulf Breeze, Local Government Loan Program,
4,015	Series B, Rev., VRDO, FGIC, 3.97%, 09/07/07	4,015
26,740	Series C, Rev., VRDO, FGIC, 3.97%, 09/07/07	26,740
10,000	City of Jacksonville, Capital Project, Series 2002-1, Rev., VRDO, FGIC, 4.00%, 09/05/07	10,000
8,915	City of West Palm Beach, Utilities System, Rev., VRDO, FGIC, 3.93%, 09/05/07	8,915
6,510	Collier County, Health Facilities Authority, The Moorings, Inc. Project, Rev., VRDO, LOC: Wachovia Bank N.A., 3.94%, 09/05/07	6,510
	Eclipse Funding Trust, Solar Eclipse,
8,500	Series 2006-0043, Rev., VRDO, MBIA, LIQ: U.S. Bank N.A., 4.03%, 09/06/07 (e)	8,500
11,865	Series 2006-0130, Tax Allocation, VRDO, XLCA, LIQ: U.S. Bank N.A., 4.05%, 09/06/07	11,865
8,740	Series 2006-0135, GO, VRDO, MBIA, LIQ: U.S. Bank N.A., 4.03%, 09/06/07	8,740
19,165	Series 2006-0144, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 3.81%, 06/21/08	19,165
10,000	Eclipse Funding Trust, Solar Eclipse, Miami, Series 2007-0045, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., 4.00%, 09/05/07	10,000
35,905	Eclipse Funding Trust, Solar Eclipse, South, Series 2007-0035, COP, VRDO, AMBAC, LIQ: U.S. Bank N.A., 3.82%, 09/06/07	35,905
54,100	Enhanced Return Puttable Floating Option, Rev., VRDO, AMBAC, LIQ: Merrill Lynch Capital Services, 4.08%, 09/06/07	54,100
25,000	Florida Gas Utility, Gas Supply Project No. 2-A-1, Series 2-A-1, Rev., VRDO, 3.94%, 09/05/07	25,000
35,875	Florida Gas Utility, Gas Supply Project No. 2-A-2, Series 2-A-2, Rev., VRDO, 4.00%, 09/05/07	35,875
138,535	Florida Gas Utility, Gas Supply Project No. 2-A-4, Rev., VRDO, 3.95%, 09/06/07	138,535
6,350	Florida Housing Finance Agency, Multi-Family Housing, Banyon Bay Partners, Series FF, Rev., VRDO, FNMA, LIQ: FNMA, 4.00%, 09/05/07	6,350
21,495	Florida Housing Finance Corp., Homeowner Mortgage, Series 53G, Rev., VRDO, LIQ: Goldman Sachs Special Situations, 4.01%, 09/06/07	21,495
7,000	Florida State Board of Education, Capital Outlay, Series PT-1223, GO, VRDO, LIQ: Merrill Lynch Capital Services, 4.06%, 09/06/07	7,000
32,680	Florida State Board of Education, Public Education, Municipal Securities Trust Receipts, Series SGA-102, GO, VRDO, LIQ: Societe Generale, 4.00%, 09/05/07	32,680
11,000	Florida State Department of Environmental Protection, Preservation, Series 722, Rev., VRDO, FGIC, LIQ: Morgan Stanley Dean Witter, 4.05%, 09/067/07	11,000
3,750	Hillsborough County Aviation Authority, Tampa International Airport, Series D, Rev., VAR, MBIA, 3.92%, 09/06/07	3,750
800	Jacksonville Health Facilities Authority, River Garden Project, Rev., VRDO, LOC: First Union National Bank, 4.00%, 09/06/07	800
12,000	JEA, Electric Systems, Series 3B, Rev., VRDO, CIFG, 3.92%, 09/05/07	12,000
3,070	Lee County, Water & Sewer, Series ROCS-RR-II-R-4021, Rev., VRDO, MBIA, LIQ: Citigroup Financial Products, 4.03%, 09/06/07	3,070
11,700	Lehman Municipal Trust Receipts, Series P48W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 4.28%, 09/05/07	11,700
25,000	Liberty County IDR, Georgia-Pacific Corp. Project, Rev., VRDO, LOC: Bank of America N.A., 4.05%, 09/06/07	25,000
7,000	Miami-Dade County, Florida Aviation, Series SG-141, Rev., VRDO, FGIC, 4.00%, 09/06/07	7,000
10,190	Miami-Dade County Water & Sewer Revenue Systems, Rev., VRDO, FGIC, 3.92%, 09/05/07	10,190
2,020	Miami Health Facilities Authority, Mercy Hospital Project, Rev., VRDO, LOC: Nationsbank N.A., 3.94%, 09/05/07	2,020
2,700	Municipal Securities Trust Certificates, Series 2001-131, Class A, GO, VRDO, LIQ: Bear Stearns Capital Markets, 4.00%, 09/04/07 (e)	2,700
6,700	Nassau County, PCR, Private Activity, Rayonier, Inc., Project, Rev., VRDO, LOC: Bank of America N.A., 3.98%, 09/05/07	6,700
16,915	North Broward Hospital District, Series B, Rev., VRDO, CIFG, 3.93%, 09/05/07	16,915

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Florida — Continued
7,245	Orange County Housing Finance Authority, Falcon Trace Apartments Project, Series D, Rev., VRDO, FNMA, LIQ: FNMA, 3.95%, 09/05/07	7,245
9,901	Orange County Housing Finance Authority, Multi-Family Housing, Regal Pointe Apartments, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, LOC: Nationsbank N.A., 4.01%, 09/05/07	9,901
3,920	Orange County Housing Finance Authority, Multi-Family Housing, Water View Club Apartments, Series D, Rev., VRDO, FNMA, LIQ: FNMA, 3.95%, 09/05/07	3,920
	Orlando & Orange County Expressway Authority,
1,800	Series C-2, Rev., VRDO, FSA, 3.92, 09/06/07	1,800
8,425	Series C-4, Rev., VRDO, FSA, 3.95%, 09/06/07	8,425
10,000	Series D, Rev., VRDO, FSA, 3.98%, 09/06/07	10,000
50,000	Sub Series C, Rev., VRDO, AMBAC, 3.92%, 09/06/07	50,000
4,550	Orlando Utilities Commission, Water & Electric, Series ROCS-RR-II-R-1040, Rev., VRDO, LIQ: Citigroup Financial Products, 4.03%, 09/06/07	4,550
4,960	Osceola County Housing Finance Authority, Multi-Family Housing, Arrow Ridge Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 3.95%, 09/06/07	4,960
2,500	Pinellas County Health Facility Authority, Healthcare Systems, Baycare, Series B-1, Rev., VRDO, FSA, 3.92%, 09/06/07	2,500
4,490	Puttable Floating Option Tax-Exempt Receipts, Series 1095, Rev., VRDO, 4.02%, 09/06/07	4,490
5,295	State of Florida, Series PA-511, GO, VRDO, 4.09%, 09/06/07	5,295
39,780	State of Florida, Merlots, Series A-22, Rev., VRDO, 3.78%, 11/01/07	39,780
11,900	UBS Municipal Certificates, Various States, Series 07-1014, Rev., VRDO, XLCA, 4.06%, 09/06/07	11,900
3,700	University of North Florida Foundation, Inc., Parking System, Rev., VRDO, LOC: Wachovia Bank N.A., 4.13%, 09/06/07	3,700
3,600	West Orange Healthcare District, Series B, Rev., VRDO, LOC: Suntrust Bank, 4.00%, 09/06/07	3,600
		804,271
	Georgia — 3.9%
16,610	ABN AMRO Munitops Certificate Trust, Series 2000-4, Rev., VRDO, FGIC, 3.99%, 09/06/07 (e)	16,610
8,400	Albany-Dougherty County Hospital Authority, Series L3J, Regulation D, Rev., VRDO, AMBAC, LIQ: Lehman Liquidity LLC, 4.15%, 09/05/07	8,400
11,850	Albany-Dougherty County Hospital Authority, Phoebe Hospital, Rev., VRDO, AMBAC, 3.98%, 09/05/07	11,850
10,515	Athens-Clarke County Unified Government Development Authority, University of Georgia Athletic Association, Series B, Rev., VRDO, LOC: Bank of America N.A., 3.96%, 09/05/07	10,515
8,835	Atlanta Downtown Development Authority, Underground Atlanta Project, Rev., VRDO, AMBAC, LIQ: Landesbank Hessen-Thuerigen, 3.95%, 09/05/07	8,835
5,335	Atlanta Urban Residential Finance Authority, Multi-Family Housing, The Park at Lakewood, Rev., VRDO, LOC: FHLMC, 4.05%, 09/06/07	5,335
	City of Atlanta, Airport,
23,000	Series B-1, Rev., VRDO, MBIA, 4.00%, 09/06/07	23,000
7,500	Series B-3, Rev., VRDO, MBIA, 3.95%, 09/06/07	7,500
23,000	Series C-1, Rev., VRDO, MBIA, 4.00%, 09/06/07	23,000
4,385	Series PT-737, Rev., VRDO, FGIC, 4.09%, 09/06/07	4,385
3,850	Series ROCS-RR-II-R-10080, Rev., VRDO, FGIC, LIQ; Citibank N.A., 4.09%, 09/06/07	3,850
3,545	City of Atlanta, Water & Waste Series B, Rev., VRDO, FSA, 4.00%, 09/06/07	3,545
18,100	City of Atlanta, Westside Project, Series A, Tax Allocation, VRDO, LOC: Wachovia Bank N.A., 3.97%, 09/06/07	18,100
7,160	Clayton County Housing Authority, Multi-Family Housing, Chateau Forest Apartments, Series E, Rev., VRDO, FSA, 4.03%, 09/05/07	7,160
14,600	Cobb County Development Authority, Whitefield Academy, Inc., Project, Rev., VRDO, LOC: RBC Centura Bank, 3.98%, 09/05/07	14,600
3,400	Cobb County Housing Authority, Multi-Family Housing, Greenhouse Frey Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 4.00%, 09/05/07	3,400
12,600	Cobb-Marietta Coliseum & Exhibit Hall Authority, Junior Lien, Series A, Rev., VRDO, MBIA, LOC: Suntrust Bank, 3.99%, 09/05/07	12,600
18,600	De Kalb County Housing Authority, Multi-Family Housing, Camden Brook Project, Rev., VRDO, FNMA, LIQ: FNMA, 3.98%, 09/06/07	18,600
9,030	De Kalb County Housing Authority, Multi-Family Housing, Chapel Run Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 4.03%, 09/06/07	9,030

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   31

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Georgia — Continued
12,045	De Kalb County Housing Authority, Multi-Family Housing, Robins Landing Project, Rev., VRDO, FNMA, LIQ: FNMA, 4.03%, 09/06/07	12,045
10,735	De Kalb County Housing Authority, Timber Trace Apartments Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 4.00%, 09/06/07	10,735
11,670	Eclipse Funding Trust, Solar Eclipse, Series 2007-0072, Rev., VRDO, XLCA, LIQ: U.S. Bank N.A., 4.03%, 09/06/07	11,670
21,555	Eclipse Funding Trust, Solar Eclipse, Cobb County, Series 2006-0105, Rev., VRDO, MBIA, LIQ: U.S. Bank N.A., 4.05%, 09/06/07	21,555
10,000	Eclipse Funding Trust, Solar Eclipse, De Kalb County, Series 2006-0074, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 4.03%, 09/06/07	10,000
147,825	Enhanced Return Puttable Floating Option, Series 1029, Rev., VRDO, 4.11%, 09/06/07	147,825
10,510	Forsyth County, School District, Series PT-2750, GO, VRDO, MBIA, 4.06%, 09/06/07	10,510
700	Fulton County, Development Authority, Arthritis Foundation, Inc., Project, Rev., VRDO, LOC: Suntrust Bank, 4.02%, 09/05/07	700
1,435	Fulton County, Development Authority, Morehouse College Project, Rev., VRDO, LOC: Wachovia Bank N.A., 4.02%, 09/05/07	1,435
50,680	Fulton County Development Authority, Robert W. Woodruff Arts Center, Rev., VRDO, LIQ: Bank of America N.A., 3.92%, 09/06/07	50,680
37,500	Gainesville & Hall County Hospital Authority, Northeast Georgia Health Project, Series D, Rev., VRDO, MBIA, 3.93%, 09/05/07	37,500
18,297	Georgia Municipal Association, Inc., Pooled Bond, COP, VRDO, MBIA, LIQ: Bank of America N.A., 4.01%, 09/07/07	18,297
8,445	Georgia Municipal Electric Authority, Series PA-1187, Rev., VRDO, MBIA-IBC-Bank of New York, 4.06%, 09/07/07	8,445
5,650	Griffin-Spalding County Development Authority IDA, Norcom, Inc., Project, Rev., VRDO, LOC: LaSalle Bank N.A., 4.02%, 09/07/07	5,650
5,900	Gwinnett County Development Authority, Civic & Cultural Center Project, Rev., VRDO, 3.92%, 09/06/07	5,900
10,000	Gwinnett County Hospital Authority, Gwinnett Hospital Systems, Inc., Project, Anticipation Certificates, Rev., VRDO, LOC: Suntrust Bank, 4.02%, 09/06/07	10,000
9,450	Gwinnett County Water & Sewer Authority, Series A, Rev., VRDO, 3.92%, 09/06/07	9,450
35,000	Hall County Gainesville Hospital Authority, Rev., VRDO, 3.93%, 09/06/07	35,000
800	Marietta Housing Authority, Concepts 21 Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 4.03%, 09/06/07	800
7,060	Municipal Electric Authority of Georgia, Project One, Sub Series E, Rev., VRDO, FSA, 4.00%, 09/05/07	7,060
9,235	Municipal Securities Trust Certificates, Series 5019, Class A, GO, VRDO, LIQ: Branch Banking & Trust, 4.03%, 09/06/07	9,235
	Private Colleges & Universities Authority, Emory University,
24,290	Series B, Rev., VRDO, 3.70%, 09/05/07	24,290
45,480	Series B, Rev., VRDO, 3.95%, 09/05/07	45,480
30,100	Series B-1, Rev., VRDO, 3.95%, 09/05/07	30,100
44,460	Series B-2, Rev., VRDO, 3.91%, 09/05/07	44,460
22,995	Puttable Floating Option Tax-Exempt Receipts, Series PT-4142, Rev., VRDO, 4.07%, 09/05/07	22,995
5,200	Tift County Hospital Authority, Anticipation Certificates, Series A, Rev., VRDO, AMBAC, 3.92%, 09/05/07	5,200
		807,332
	Hawaii — 0.3%
20,825	ABN-AMRO Munitops Certificate Trust, Series 2004-1, Rev., VRDO, FGIC, 3.65%, 11/08/07	20,825
	Eclipse Funding Trust, Solar Eclipse, Honolulu,
13,970	Series 2006-0096, Rev., VRDO, MBIA, LIQ: U.S. Bank N.A., 4.03%, 09/06/07	13,970
9,440	Series 2006-0123, Rev., VRDO, FGIC, LIQ: U.S. Bank N.A., 4.03%, 09/06/07	9,440
1,630	Enhanced Return Puttable Floating Option, Series 1016, GO, VRDO, AMBAC, LIQ: Merrill Lynch Capital Services, 4.08%, 09/06/07	1,630
13,347	Hawaii State Department of Budget & Finance, Special Purpose, Wailuku River Hydroelectric, ACES, Rev., VRDO, LOC: Union Bank of California N.A., 4.10%, 09/06/07	13,347
		59,212
	Idaho — 0.2%
	Idaho Housing & Finance Association, Single Family Mortgage,
2,000	Rev., VAR, 4.20%, 09/06/07	2,000
10,500	Series C, Class 1, Rev., VRDO, 4.20%, 09/06/07	10,500
2,595	Series F-1, Class 1, Rev., VRDO, 4.20%, 09/06/07	2,595
25,000	State of Idaho, GO, TAN, 4.50%, 09/06/07	25,154
		40,249

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Illinois — 4.4%
	ABN AMRO Munitops Certificate Trust,
9,850	Series 2001-10, GO, VRDO, MBIA, 4.00%, 09/06/07	9,850
15,010	Series 2001-21, GO, VRDO, MBIA, 4.02%, 09/06/07	15,010
17,150	Series 2005-4, Rev., VRDO, FGIC, 4.03%, 09/06/07	17,150
6,195	Series 2005-23, Rev., VRDO, FSA, 4.03%, 09/06/07	6,195
7,970	Series 2005-57, Rev., VRDO, GNMA COLL, 4.08%, 09/06/07	7,970
6,545	Series 2005-64, Rev., VRDO, AMBAC, 4.07%, 09/06/07	6,545
36,005	Series 2006-13, Rev., VRDO, GNMA COLL, 4.07%, 09/06/07	36,005
10,000	Series 2006-44, Rev., VRDO, FSA, 4.02%, 09/06/07	10,000
12,500	Series 2006-63, GO, VRDO, FSA, 4.02%, 09/06/07	12,500
	Chicago Board of Education,
21,960	Series B, GO, VRDO, FSA, 4.00%, 09/06/07	21,960
5,430	Series PT-2446, GO, VRDO, MBIA, 4.06%, 09/06/07	5,430
55,000	Chicago Metropolitan Water Reclamation District, Greater Chicago, UBS Municipal Certificates, Series 2006-1008, GO, VRDO, 4.03%, 09/06/07	55,000
5,300	Chicago O’Hare International Airport, General Airport Second Lien, ACES, Series B, Rev., VRDO, LOC: Bayerische Landesbank, 3.95%, 09/05/07	5,300
2,500	Chicago O’Hare International Airport, Special Facilities, Compagnie Nationale Air France, Rev., VRDO, LOC: Societe Generale, 4.01%, 09/05/07	2,500
14,000	City of Chicago, Series B, GO, VRDO, FGIC, 3.97%, 09/06/07	14,000
15,500	City of Chicago, EAGLE, Series 2007-0059, Class A, GO, VRDO, FGIC, LIQ: Landesbank Hessen-Thuerigen, 4.02%, 09/06/07	15,500
5,875	City of Chicago, Multi-Family Housing, Barbara Jean Wright Apartments, Series A, Rev., VRDO, LOC: LaSalle Bank N.A., 4.04%, 09/06/07	5,875
20,000	City of Chicago, Municipal Securities Trust Receipts, Series SGA-99, GO, VRDO, FGIC, LIQ: Societe Generale, 4.02%, 09/05/07	20,000
19,245	City of Chicago, Water, Second Lien, Rev., VRDO, MBIA, 3.93%, 09/06/07	19,245
4,300	City of Galesburg, Knox College Project, Rev., VRDO, LOC: LaSalle National Bank, 3.98%, 09/07/07	4,300
315	City of Libertyville, IDR, Libertyville Manor Project, Rev., VRDO, LOC: National City Bank, 3.96%, 09/06/07	315
10,900	City of Schaumberg, Multi-Family Housing, Treehouse II Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 3.98%, 09/05/07	10,900
	Cook County,
4,503	Series 403, GO, VRDO, FGIC, LIQ: Morgan Stanley Dean Witter, 4.05%, 09/06/07	4,503
7,180	Series PT-1497, GO, VRDO, FGIC, 4.09%, 09/06/07	7,180
23,500	Cook County, Capital Improvement, Series E, GO, VRDO, 4.05%, 09/06/07	23,500
4,710	Du Page County Community Unit School District No. 200 Wheaton, Series ROCS-RR-II-R-4013, GO, VRDO, FSA, LIQ: Citigroup Financial Products, 4.03%, 09/06/07	4,710
10,000	Eagle Tax Exempt Trust, Class A, Rev., VRDO, MBIA, LIQ: Citibank N.A., 4.04%, 09/06/07	10,000
	Eclipse Funding Trust, Solar Eclipse, Chicago,
3,110	Series 2006-0003, GO, VRDO, FSA, LIQ: U.S. Bank N.A., 3.80%, 09/05/07	3,110
10,915	Series 2006-0075, GO, VRDO, XLCA-ICR, LIQ: U.S. Bank N.A., 4.03%, 09/06/07	10,915
10,400	Series 2006-0131, GO, VRDO, FSA, LIQ: U.S. Bank N.A., 4.03%, 09/06/07	10,400
81,690	Eclipse Funding Trust, Solar Eclipse, Illinois, Series 2006-0104, GO, VRDO, AMBAC-TCRS-Bank of New York, LIQ: U.S. Bank N.A., 4.00%, 09/05/07 (e)	81,690
15,620	Eclipse Funding Trust, Springfield, Series 2006-0007, Rev., VRDO, MBIA, LIQ: U.S. Bank N.A., 4.05%, 09/06/07	15,620
4,485	Illinois Development Finance Authority, IDR, CHS Acquisition Corp. Project, Rev., VRDO, LOC: Fifth Third Bank, 4.02%, 09/07/07	4,485
3,290	Illinois Development Finance Authority, IDR, Toughy Ltd. Partnership Project, Rev., VRDO, LOC: LaSalle National Bank, 3.96%, 09/06/07	3,290
3,286	Illinois Development Finance Authority, Metropolitan Family Services, Rev., VRDO, LOC: Bank of America N.A., 4.00%, 09/07/07	3,286
6,895	Illinois Educational Facilities Authority, Series PA-896, Rev., VRDO, 4.06%, 009/06/07	6,895
4,300	Illinois Educational Facilities Authority, St. Xavier University Project, Series A, Rev., VRDO, LOC: LaSalle Bank N.A., 4.00%, 09/07/07	4,300

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   33

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
Illinois — Continued
11,380	Illinois Finance Authority, Clare Oaks, Series C, Rev., VRDO, LOC: Sovereign Bank FSB, 4.04%, 09/07/07	11,380
23,225	Illinois Finance Authority, Northwestern University, Sub Series A, Rev., VRDO, 3.95%, 09/06/07	23,225
10,000	Illinois Finance Authority, Residential Rental, Rev., VRDO, FHLMC, LIQ: FHLMC, 4.10%, 09/07/07	10,000
8,555	Illinois Finance Authority, University of Chicago, Series B, Rev., VRDO, 3.92%, 09/07/07	8,555
23,740	Illinois Finance Authority, Vincent De Paul Project, Series A, Rev., VRDO, 3.91%, 09/06/07	23,740
11,400	Illinois Health Facilities Authority, Gottlieb Health Resources, Inc., Rev., VRDO, LOC: Harris Trust & Savings Bank, 3.95%, 09/06/07	11,400
1,845	Illinois Health Facilities Authority, Loyola University Health System, Series B, Rev., VRDO, MBIA, 3.92%, 09/06/07	1,845
75,000	Illinois Health Facilities Authority, Revolving Pooled Funds, Series B, Rev., VRDO, LOC: Bank of America N.A., 3.95%, 09/06/07	75,000
12,200	Illinois Health Facilities Authority, Swedish Covenant Hospital Project, Rev., VRDO, AMBAC, 3.87%, 09/07/07	12,200
985	Illinois Housing Development Authority, Center Apartments, Rev., VRDO, LOC: FHLMC, 3.86%, 09/05/07	985
	Illinois Housing Development Authority, Homeowner Mortgage,
10,175	Series A-3, Rev., VRDO, 4.01%, 09/06/07	10,175
7,500	Series C-3, Rev., VRDO, 4.00%, 09/06/07	7,500
8,050	Illinois Housing Development Authority, Southern Hills/Orlando, Series B, Rev., VRDO, FSA, 4.00%, 09/07/07	8,050
2,370	Lake County IDR, A.L. Hansen Manufacturing Co. Project, Rev., VRDO, LOC: Harris Trust & Savings Bank, 4.15%, 09/06/07	2,370
53,525	Lehman Municipal Trust Receipts, State Toll Highway, Rev., VRDO, FSA, LIQ: Lehman Liquidity Co., 4.15%, 09/05/07	53,525
7,000	Metropolitan Pier & Exposition Authority, EAGLE, Dedicated State Tax, Series 2004-0030, Class A, Rev., VRDO, MBIA, 4.04%, 09/06/07	7,000
	Municipal Securities Trust Certificates,
100	Series 2000-93, Class A, Rev., VRDO, AMBAC, LOC: Bear Stearns Capital Markets, 4.00%, 09/05/07	100
5,500	Series 2001-9021, Class A, GO, VRDO, FSA, LIQ: Bear Stearns Capital Markets, 4.03%, 09/06/07	5,500
12,675	Series 2004-218, Class A, Rev., VRDO, MBIA, LIQ: Bear Stearns Capital Markets, 4.03%, 09/06/07	12,675
18,885	Series 2005-223, Class A, GO, VRDO, FGIC, LIQ: Bear Stearns Capital Markets, 4.03%, 09/06/07	18,885
6,245	Series 7006, Class A, Rev., VRDO, AMBAC, LIQ: Bear Stearns Capital Markets, 4.03%, 09/06/07	6,245
5,975	Series 7016, Class A, Rev., VRDO, FGIC, LIQ: Bear Stearns Capital Markets, 4.03%, 09/06/07	5,975
10,000	Series 7017, Class A, GO, VRDO, LIQ: Bear Stearns Capital Markets, 4.03%, 09/06/07	10,000
15,585	Puttable Floating Option Tax-Exempt Receipts, Series MT-444, GO, VRDO, AMBAC, LIQ: Bayerische Landesbank, 4.03%, 09/05/07	15,585
	Regional Transportation Authority,
18,405	Series B, Rev., VRDO, 3.95%, 09/05/07	18,405
19,800	Series PT-818-D, Rev., VRDO, FGIC, LIQ: Morgan Stanley Municipal Funding, 4.05%, 09/06/07	19,800
6,485	Series PT-1448, Rev., VRDO, FGIC, 4.09%, 09/04/07	6,485
10,000	State of Illinois, Series B, GO, VRDO, 4.08%, 09/05/07	10,000
3,255	State of Illinois, Sales Tax, Municipal Securities Trust Certificates, Series SG-9, VRDO, FSA, LIQ: Societe Generale, 4.09%, 09/04/07	3,255
8,300	University of Illinois, Health Services Facilities System, Series B, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 3.95%, 09/05/07	8,300
15,000	Will County, Exempt Faculties, ExxonMobil Project, Rev., VRDO, 4.00%, 09/04/07	15,000
		918,594
	Indiana — 1.7%
10,000	ABN AMRO Munitops Certificate Trust, Series 2006-34, Rev., VRDO, AMBAC, 4.07%, 09/06/07	10,000
5,965	Carmel School Building Corp., Series ROCS-RR-II-R-S014, Rev., VRDO, MBIA, LIQ: Citigroup Financial Products, 4.03%, 09/06/07	5,965

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Indiana — Continued
8,550	City of Indianapolis, Local Public Improvement Bond Bank, Series PT-1408, Rev., VRDO, MBIA, 4.06%, 09/04/07	8,550
	City of Indianapolis, Local Public Improvement Bond Bank, Waterworks Project,
20,830	Series G-1, Rev., VRDO, MBIA, 3.95%, 09/06/07	20,830
25,650	Series H, Rev., VRDO, MBIA, 3.95%, 09/06/07	25,650
6,330	Danville Multi-School Building Corp., Series PT-1483, Rev., VRDO, FSA, 4.09%, 09/06/07	6,330
5,000	DeKalb County, Economic Development, New Process Steel Project, Rev., VRDO, LOC: Bank of America N.A., 4.07%, 09/06/07	5,000
6,620	Dyer Redevelopment Authority Economic Development Lease Rent, Series PT-2697, Rev., VRDO, CIFG, 4.07%, 09/05/07	6,620
26,020	Eclipse Funding Trust, Solar Eclipse, Decatur, Series 2006-0162, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 4.05%, 09/06/07	26,020
15,380	Eclipse Funding Trust, Solar Eclipse, Wayne, Series 2006-0015, Rev., VRDO, FGIC, LIQ: U.S. Bank N.A., 4.03%, 09/06/07	15,380
7,425	Hammond School Building Corp., Series ROCS-RR-II-R-6516, Rev., VRDO, MBIA, LIQ: Citigroup Financial Products, 4.03%, 09/07/07	7,425
17,875	Indiana Health & Educational Facilities Financing Authority, St. Francis, Series A, Rev., VRDO, MBIA, 3.90%, 09/0507	17,875
	Indiana Health Facility Financing Authority, Ascension Health Credit Group,
25,000	Rev., VRDO, 3.88%, 09/05/07	25,000
40,000	Series A-1, Rev., VRDO, 3.93%, 09/05/07	40,000
2,485	Indiana Health Facility Financing Authority, Community Hospitals Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 4.00%, 09/05/07	2,485
	Indiana Housing & Community Development Authority,
26,900	Series C-3, Rev., VRDO, GNMA/FNMA, 4.10%, 09/06/07	26,900
5,140	Series E-2, RAN, AMT, 3.62%, 10/09/07	5,140
6,900	Indiana State Finance Authority Revenue, Ispat Inland, Inc., Rev., VRDO, LOC: Royal Bank of Scotland, 3.92%, 09/05/07	6,900
	Indiana Transportation Finance Authority, Municipal Securities Trust Receipts,
2,900	Series SGA-113, Rev., VRDO, LIQ: Societe Generale, 4.00%, 09/05/07	2,900
18,600	Series SGA 151, Class A, Rev., VRDO, LIQ: Societe Generale, 4.02%, 09/05/07	18,600
32,475	Indianapolis Local Public Improvement Bond Bank, Series F-2, Rev., 4.25%, 01/08/08	32,530
8,500	Monroe County Hospital Authority, Rev., VRDO, MBIA, 3.93%, 09/05/07	8,500
18,850	Municipal Securities Trust Certificates, Series 1997-19, Rev., VRDO, MBIA, LIQ: Bear Stearns Capital Markets, 4.03%, 09/06/07 (e)	18,850
		343,450
	Iowa — 0.2%
4,430	Iowa Finance Authority, Health Systems, Series B, Rev., VRDO, AMBAC, 3.95%, 09/05/07	4,430
	Iowa Finance Authority, Single Family Mortgage,
7,800	Series D, Rev., VRDO, AMT, GNMA/FNMA, 4.12%, 09/06/07	7,800
5,900	Series F, Rev., VRDO, GNMA/FNMA FHA/VA PRIV MTG, LIQ: Wells Fargo Bank N.A, 4.10%, 09/06/07	5,900
14,235	Municipal Securities Trust Certificates, Series 7024, Class A, Rev., VRDO, CIFG, LIQ: Bear Stearns Capital Markets, 4.03%, 09/06/07	14,235
		32,365
	Kansas — 0.5%
9,780	City of Overland Park, Series SG-155, GO, VRDO, 4.01%, 09/06/07	9,780
2,000	Eagle Tax Exempt Trust, Option Mode, Weekly, Series 2000-1601, Rev., VRDO, LIQ: Citibank N.A., 4.04%, 09/06/07	2,000
	Kansas State Department of Transportation, Highway,
31,415	Series C-2, Rev., VRDO, 3.90%, 09/05/07	31,415
50,000	Series C-2, Rev., VRDO, LIQ: Pooled Money Investment Board, 3.98%, 09/05/07	50,000
8,950	Series C-4, Rev., VRDO, 4.00%, 09/06/07	8,950
		102,145
	Kentucky — 2.3%
13,310	City of Jeffersontown, Lease Program, Kentucky League of Cities Funding Trust, Rev., VRDO, LOC: U.S. Bank N.A., 3.97%, 09/05/07	13,310
11,015	Clipper Tax-Exempt Certificate Trust, Series 2005-35, Rev., VRDO, 4.04%, 09/06/07	11,015
1,750	Kentucky Development Finance Authority, Pooled Loan Program, Series A, Rev., VRDO, FGIC, LOC: Helaba, 4.00%, 09/06/07	1,750

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   35

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Kentucky — Continued
4,000	Kentucky Housing Corp., Series H, Rev., VRDO, AMT, 4.03%, 09/05/07	4,000
431,516	Kentucky Public Energy Authority, Series A, Rev., VRDO, 3.98%, 09/05/07	431,516
15,000	Louisville & Jefferson County, Metropolitan Sewer District, Sewer & Drain Systems, Series SG-132, Rev., VRDO, FGIC, 4.02%, 09/05/07 (e)	15,000
		476,591
	Louisiana — 0.3%
12,000	ABN AMRO Munitops Certificate Trust, Series 2002-17, Rev., VRDO, AMBAC, 4.02%, 09/06/07	12,000
19,700	Bank of New York Municipal Certificates Trust, Series 2, Rev., VRDO, 4.15%, 09/06/07	19,700
665	Iberia Parish IDB, IDR, Cuming Insulation Corp. Project, Rev., VRDO, LOC: Regions Bank, 4.07%, 09/06/07	665
1,320	Louisiana Housing Finance Agency, Series PT-1340, Rev., VRDO, 4.12%, 09/06/07	1,320
8,365	Louisiana Local Government, Environmental Facilities & Community Development Authority, Series A, Rev., VRDO, LOC: Regions Bank, 3.97%, 09/06/07	8,365
300	Louisiana Public Facilities Authority, Tiger Athletic Foundation Project, Rev., VRDO, LOC: Regions Bank, 3.97%, 09/06/07	300
8,345	Louisiana State University & Agricultural & Mechanical College, Auxiliary, Series B, Rev., VRDO, AMBAC, 3.98%, 09/06/07	8,345
4,950	South Louisiana Port Commission, Marine Terminal Facilities, Occidental Petroleum, Rev., VRDO, LOC: Bayerische Landesbank, 3.99%, 09/05/07	4,950
		55,645
	Maine — 0.6%
8,900	Maine Finance Authority, Jackson Lab Issue, Series 2002, Rev., VRDO, LOC: Fleet National Bank, 4.04%, 09/06/07	8,900
5,990	Maine Health & Higher Educational Facilities Authority, Series B, Rev., VRDO, AMBAC, 4.00%, 09/05/07	5,990
	Maine State Housing Authority,
8,500	Series B, Rev., VRDO, AMT, 3.75%, 11/15/07	8,500
15,000	Series D, Rev., VRDO, AMT, 3.82%, 07/18/08	15,000
14,000	Series F, Rev., VRDO, AMT, 3.65%, 09/07/07	14,000
	Maine State Housing Authority, Mortgage,
9,000	Series B-3, Rev., VRDO, AMT, 4.00%, 09/06/07	9,000
10,000	Series C-3, Rev., VRDO, AMT, 4.10%, 09/06/07	10,000
13,500	Series D-3, Rev., VRDO, AMT, 4.00%, 09/06/07	13,500
2,100	Series E-1, Rev., VRDO, AMBAC, 4.01%, 09/06/07	2,100
17,300	Series G, Rev., VRDO, AMT, 4.00%, 09/06/07	17,300
9,500	State of Maine, GO, BAN, 4.25%, 06/10/08	9,539
		113,829
	Maryland — 1.3%
23,825	Baltimore IDA, IDR, Baltimore Capital Acquisition, Rev., VRDO, LOC: Bayerische Landesbank, 3.95%, 09/05/07	23,825
3,135	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Avalon Lea Apartment Project, Rev., VRDO, FNMA, LIQ: FNMA, 3.95%, 09/05/07	3,135
3,700	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Barrington Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 3.94%, 09/06/07	3,700
6,400	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Parklane Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 3.95%, 09/05/07	6,400
	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Residential,
20,000	Series C, Rev., VRDO, AMT, 3.95%, 09/06/07	20,000
16,900	Series C, Rev., VRDO, AMT, 4.02%, 09/06/07	16,900
1,000	Series I, Rev., VRDO, AMT, 3.94%, 09/06/07	1,000
57,600	Series J, Rev., VRDO, AMT, 4.02%, 09/06/07	57,600
16,000	Series Q, RAN, 3.59%, 12/14/07	16,000
3,310	Maryland State EDC, Series L9-J, Regulation D, Rev., VRDO, FSA, 4.25%, 09/05/07	3,310
1,750	Maryland State Health & Higher Educational Facilities Authority, Loyola College Issue, Series B, Rev., VRDO, MBIA, 3.94%, 09/06/07	1,750
14,880	Maryland State Health & Higher Educational Facilities Authority, Pooled Loan Program, Series D, Rev., VRDO, LOC: Bank of America N.A., 3.97%, 09/06/07	14,880
23,605	Maryland State Stadium Authority, Sports Facilities Lease, Rev., VRDO, LIQ: Bank of America N.A., 4.00%, 09/05/07	23,605

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Maryland — Continued
26,775	Maryland State Transportation Authority, Passenger Facility Charge, Baltimore/Washington Airport, Series A, Rev., VRDO, LOC: State Street Bank & Trust Co., 3.93%, 09/06/07	26,775
15,000	Montgomery County, Public Improvements, Series B, BAN, GO, VRDO, 3.95%, 09/04/07	15,000
5,100	Montgomery County Housing Opportunities Commission, The Grand-Issue I, Rev., VRDO, FNMA, LIQ: FNMA, 3.94%, 09/05/07	5,100
890	Northeast Waste Disposal Authority, Resource Recovery, Harford County Resources, Rev., VRDO, AMBAC, 3.88%, 09/05/07	890
11,020	Puttable Floating Option Tax-Exempt Receipts, GO, VRDO, LIQ: Merrill Lynch Capital Services, 4.08%, 09/05/07	11,020
19,700	Washington Suburban Sanitation District, Series A, BAN, GO, VRDO, 4.05%, 09/05/07	19,700
8,100	Washington Suburban Sanitation District, Multimodal, Series A, GO, VRDO, 4.05%, 09/05/07	8,100
		278,690
	Massachusetts — 3.4%
6,030	Canton Housing Authority, Multi-Family Housing, Canton Arboretum Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 4.10%, 09/05/07	6,030
6,780	Clipper Tax-Exempt Trust, Series 2001-4, COP, VRDO, LIQ: State Street Bank & Trust Co., 3.65%, 09/06/07	6,780
	Commonwealth of Massachusetts,
11,140	Series A, GO, VRDO, 3.92%, 09/05/07	11,140
5,600	Series B, GO, VRDO, 3.97%, 09/06/07	5,600
21,300	Series B, GO, VRDO, 4.05%, 09/06/07	21,300
27,700	Series 2031, GO, VRDO, FSA AMBAC, LIQ: Morgan Stanley Municipal Funding, 4.05%, 09/06/07	27,700
23,970	Eclipse Funding Trust, Solar Eclipse, Massachusetts, Series 2007-0032, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., 3.99%, 09/06/07	23,970
28,855	Enhanced Return Puttable Floating Option, Rev., VRDO, FSA, 4.06%, 09/05/07	28,855
	Lehman Municipal Trust Receipts,
10,130	Rev., VRDO, AMBAC, LIQ: Lehman Liquidity Co., 4.03%, 09/05/07	10,130
29,975	Rev., VRDO, FGIC, LIQ: Lehman Liquidity Co., 4.15%, 09/05/07	29,975
50,765	Series 07-P6, Regulation D, Rev., VRDO, MBIA, XLCA, FGIC, LIQ: Lehman Liquidity Co., 3.95%, 09/04/07	50,765
4,970	Massachusetts Bay Transportation Authority, EAGLE, Series ROCS-RR-II-R-10160, Rev., VRDO, LIQ: Citigroup Financial Products, 4.08%, 09/06/07	4,970
6,600	Massachusetts Bay Transportation Authority, Floating Rate Receipts, Series P7U, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 4.20%, 09/05/07	6,600
5,750	Massachusetts Bay Transportation Authority, Municipal Securities Trust Receipts, Special Assessment, Series SGA-123, VRDO, LIQ: Societe Generale, 4.02%, 09/05/07	5,750
	Massachusetts Development Finance Agency, Brimmer & May School,
10,000	Rev., VRDO, LOC: Sovereign Bank FSB, 3.95%, 09/06/07	10,000
44,550	Series PT-923, Rev., VRDO, 3.85%, 09/06/07	44,550
	Massachusetts Development Finance Agency, Clark University,
6,600	Rev., VRDO, AMBAC, 3.97%, 09/05/07	6,600
12,765	Series A, Rev., VRDO, AMBAC, 3.97%, 09/05/07	12,765
14,065	Series B, Rev., VRDO, AMBAC, 3.97%, 09/05/07	14,065
	Massachusetts Development Finance Agency, Higher Education, Smith College,
26,838	Rev., VRDO, 3.90%, 09/05/07	26,838
2,732	Rev., VRDO, 3.90%, 09/06/07	2,732
5,900	Massachusetts Development Finance Agency, ISO New England, Inc., Rev., VRDO, LOC: Keybank N.A., 4.01%, 09/06/07	5,900
4,220	Massachusetts Development Finance Agency, The Bridge Issue, Rev., VRDO, LOC: Fleet National Bank, 4.00%, 09/05/07	4,220
33,120	Massachusetts Health & Educational Facilities Authority, Fairview Extended, Series B, Rev., VRDO, LOC: Bank of America N.A., 4.00%, 09/06/07	33,120
	Massachusetts Health & Educational Facilities Authority, Partners Healthcare Systems,
5,445	Series D-4, Rev., VRDO, 3.93%, 09/06/07	5,445
48,935	Series F-3, Rev., VRDO, 3.93%, 09/06/07	48,935
2,200	Massachusetts Health & Educational Facilities Authority, University of Massachusetts, Series A, Rev., VRDO, LOC: Dexia Credit Local, 3.90%, 09/05/07	2,200
	Massachusetts Housing Finance Agency,
41,650	Series F, Rev., VRDO, FSA, 3.97%, 09/05/07	41,650

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   37

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Massachusetts — Continued
37,165	Series PA-1333, Rev., VRDO, FSA, 4.05%, 07/01/13	37,165
5,400	Massachusetts Housing Finance Agency, Single Family, Rev., VRDO, FSA, 4.10%, 09/05/07	5,400
300	Massachusetts Industrial Finance Agency, Milton Academy Issue, Rev., VRDO, MBIA, 4.00%, 09/06/07	300
2,506	Massachusetts State Turnpike Authority, Series 334, Rev., VRDO, MBIA, LIQ: Morgan Stanley Dean Witter, 4.04%, 09/06/07	2,506
57,137	Massachusetts State Water Resources Authority, Series 742D, Rev., VRDO, FSA, LIQ: Morgan Stanley Dean Witter, 4.04%, 09/06/07	57,137
	Massachusetts State Water Resources Authority, Multi-Modal,
9,770	Sub Series B, Rev., VRDO, AMBAC, 3.93%, 09/05/07	9,770
27,550	Sub Series B, Rev., VRDO, FGIC, 3.93%, 09/05/07	27,550
8,900	Sub Series B, Rev., VRDO, LOC: Helaba, 3.92%, 09/05/07	8,900
21,675	Sub Series C, Rev., VRDO, FGIC, 3.93%, 09/05/07	21,675
13,550	Municipal Security Trust, Series 3087, Class A, Rev., VRDO, LIQ: Bear Stearns Capital Markets, 4.00%, 09/05/07 (e)	13,550
25,000	Route 3 North Transit Improvement Association, Series B, Rev., VRDO, AMBAC, 3.92%, 09/05/07	25,000
		707,538
	Michigan — 3.6%
	ABN AMRO Munitops Certificate Trust,
5,000	Series 2002-29, GO, VRDO, FGIC, Q-SBLF, 4.00%, 09/06/07	5,000
15,050	Series 2005-12, Rev., VRDO, AMT, GNMA COLL, 4.07%, 09/06/07	15,050
1,500	Series 2006-45, Rev., VRDO, GNMA COLL, 4.06%, 09/06/07	1,500
2,790	Allen Park Public School District, Merlots C-02, GO, VRDO, FSA Q-SBLF, 4.02%, 09/05/07	2,790
	City of Detroit, Merlots,
2,000	Series 1, Rev., VRDO, FGIC, 4.02%, 09/05/07	2,000
2,300	Series B24, Rev., VRDO, MBIA, 4.02%, 09/05/07	2,300
	City of Detroit, Sewer Disposal, Senior Lien,
3,345	Series C-1, Rev., VRDO, FSA, 3.98%, 09/06/07	3,345
5,000	Series C-2, Rev., VRDO, FGIC, 3.98%, 09/06/07	5,000
32,000	Series E, Rev., VRDO, FGIC, LIQ: Depfa Bank plc, 3.74%, 09/05/07	32,000
2,000	Rev. VRDO, MBIA, LIQ: Depfa Bank plc, 4.03%, 09/05/07	2,000
13,300	City of Detroit, Water Supply System, Second Lien, Series B, Rev., VRDO, FSA, 4.05%, 09/06/07	13,300
8,495	City of Detroit School District, GO, VRDO, FSA Q-SBLF, 4.03%, 09/05/07	8,495
2,500	City of Grand Rapids, Water Supply, Rev., VRDO, FGIC, LIQ: Societe Generale, 3.97%, 09/05/07	2,500
2,785	Delta County EDC, Series PT-2317, Rev., VRDO, 4.09%, 09/05/07	2,785
5,255	East Lansing School District, Series ROCS-RR-II-R-2188, GO, VRDO, MBIA, Q-SBLF, LIQ: Citigroup Global Markets, 4.03%, 09/06/07	5,255
20,645	Holt Public Schools, GO, VRDO, Q-SBLF, LIQ: Landesbank Hessen-Thueringen, 4.00%, 09/05/07	20,645
35,000	Kent Hospital Finance Authority, Spectrum Health, Series B-1, Rev., VRDO, FGIC, 3.92%, 09/05/07	35,000
12,500	Lakeview School District, Calhoun, School Building & Site, Series B, GO, VRDO, Q-SBLF, LIQ: Landesbank Hessen-Thueringen, 4.00%, 09/06/07	12,500
67,090	Lehman Municipal Trust Receipts, Series P25W, Regulation D, Rev., VRDO, FSA, LIQ: Lehman Liquidity Co., 4.15%, 09/05/07	67,090
	Michigan Higher Education Student Loan Authority,
5,700	Series XII-B, Rev., VRDO, AMBAC, 3.99%, 09/05/07	5,700
2,000	Series 1280, Rev., VRDO, AMBAC, LOC: Morgan Stanley Municipal Funding, 4.08%, 09/06/07	2,000
1,800	Michigan Higher Education Student Loan Authority, Merlots, Series C-23, Rev., VRDO, AMBAC, 4.07%, 09/05/07	1,800
53,000	Michigan Municipal Bond Authority, Series B-2, Rev., LOC: Scotiabank, 4.50%, 08/20/08	53,405
10,310	Michigan State Building Authority, Series ROCS-RR-II-R-1049, Rev., VRDO, LIQ: Citigroup Financial Products, 4.03%, 09/06/07	10,310
2,000	Michigan State Building Authority, Floater Certificates, Series 517X, Rev., VRDO, FSA, LIQ: Morgan Stanley Dean Witter, 4.05%, 09/06/07	2,000
32,600	Michigan State Hospital Finance Authority, Series B-3, Rev., VRDO, 3.88%, 09/05/07	32,600

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Michigan — Continued
1,000	Michigan State Hospital Finance Authority, Merlots, Series K, Rev., VRDO, MBIA, 4.02%, 09/05/07	1,000
	Michigan State Hospital Finance Authority, Trinity Health Credit,
870	Series E, Rev., VRDO, LIQ: Bank of Nova Scotia, 3.95%, 09/05/07	870
1,900	Series G, Rev., VRDO, CIFG, 3.95%, 09/05/07	1,900
	Michigan State Housing Development Authority,
4,030	Rev., VRDO, LIQ: Bayerische Landesbank, 4.12%, 07/01/15	4,030
3,500	Series A, Rev., AMT, VRDO, MBIA, LIQ: Landesbank Hessen-Thueringen, 3.98%, 09/05/07	3,500
6,350	Michigan State Housing Development Authority, Multi-Family Housing, Canton Club, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 4.00%, 09/04/07	6,350
1,600	Michigan State Housing Development Authority, Rental Housing, Series A, Rev., VRDO, AMT, FSA, LIQ: Fortis Bank N.V., 4.00%, 09/05/07	1,600
5,000	Michigan State Housing Development Authority, River Park Street Apartments, Series B, Rev., VRDO, LOC: National City Bank, 4.08%, 09/06/07	5,000
2,790	Michigan State Trunk Line, Merlots, Series B-02, Rev., VRDO, FSA, 4.02%, 09/05/07	2,790
	Michigan State University,
34,350	Rev., VRDO, 3.97%, 09/05/07	34,350
1,750	Series 1083, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 4.05%, 09/06/07	1,750
22,825	Series 2000-A, Rev., VRDO, 4.05%, 09/05/07	22,825
18,910	Series A, Rev., VRDO, 3.97%, 09/05/07	18,910
4,400	Series A, Rev., VRDO, 4.05%, 09/05/07	4,400
7,445	Series B, Rev., VRDO, 3.97%, 09/05/07	7,445
1,775	Michigan Strategic Fund, Henry Ford Museum Project, Rev., VRDO, LOC: Comerica Bank, 3.95%, 09/05/07	1,775
1,000	Michigan Strategic Fund, Rest Haven Christian Services, Rev., VRDO, LOC: Sovereign Bank, 4.04%, 09/06/07	1,000
3,705	Michigan Strategic Fund, Ritz Crackers of Michigan Project, Rev., VRDO, LOC: Old Kent Bank, 4.02%, 09/06/07	3,705
4,710	Milan Area Schools, GO, VAR, Q-SBLF, LOC: Landesbank Hessen-Thueringen, 4.00%, 09/05/07	4,710
	Municipal Securities Trust Certificates,
380	Series 2001-166, Class A, Rev., VRDO, FSA, LIQ: Bear Stearns Capital Markets, 4.00%, 09/05/07	380
14,095	Series 2007-294, Class A, Rev., VRDO, FSA, LIQ: Bear Stearns Capital Markets, 4.03%, 09/06/07	14,095
1,900	Series 9054, Class A, GO, VRDO, Q-SBLF, LIQ: Bear Stearns Capital Markets, 4.03%, 09/06/07	1,900
6,500	Munitops II, Series 2007-58, Rev., VRDO, GNMA COLL, 4.06%, 09/06/07	6,500
33,105	Puttable Floating Option Tax-Exempt Receipts, Rev., VRDO, LIQ: Merrill Lynch Capital Markets, 4.06%, 10/15/11	33,105
11,800	Oakland University, Rev., VRDO, FGIC, 4.05%, 09/05/07	11,800
37,190	Saline Area Schools, GO, VRDO, Q-SBLF, LIQ: Helaba, 4.00%, 09/05/07	37,190
	State of Michigan,
4,765	Series 3760, GO, VRDO, LIQ: Dexia Credit Local, 4.09%, 09/05/07	4,765
45,000	Series A, GO, LOC: Depfa Bank plc, 4.25%, 09/28/07	45,023
2,775	Series D, Rev., GAN, VRDO, FSA, 3.93%, 09/05/07	2,775
2,690	Series PT-2754, Rev., VRDO., FSA, LIQ: Dexia Credit Local, 4.09%, 09/05/07	2,690
500	UBS Municipal Certificates Various States, GO, VRDO, MBIA Q-SBLF, 4.03%, 09/06/07	500
11,480	University of Michigan, Rev., VRDO, 3.90%, 09/06/07	11,480
	University of Michigan, Hospital,
32,105	Series A, Rev., VRDO, 3.92%, 09/05/07	32,105
200	Series A, Rev., VRDO, 3.99%, 09/05/07	200
1,880	Series A, Rev., VRDO, 4.05%, 09/05/07	1,880
2,220	Series A-2, Rev., VRDO, 3.99%, 09/05/07	2,220
2,225	Series B, Rev., VRDO, 3.90%, 09/06/07	2,225
	University of Michigan, Medical Services Plan,
38,550	Series A, Rev., VRDO, 3.92%, 09/05/07	38,550
350	Series A-1, Rev., VRDO, 3.99%, 09/05/07	350
	Wayne Charter County, Detroit Metropolitan County,
1,000	Series B, Rev., VRDO, AMT, AMBAC, LOC: Bayerische Landesbank, 4.00%, 09/05/07	1,000
2,500	Series B, Rev., VRDO, AMT, AMBAC, LOC: Helaba, 3.99%, 09/0507	2,500

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   39

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Michigan — Continued
13,700	Wayne Charter County, Floating Rate Receipts, Series SG-122, Rev., VRDO, LIQ: Societe Generale, 4.02%, 09/06/07	13,700
2,500	Wayne Country Airport Authority, Series MT-115, Rev., VRDO, MBIA, LIQ: Svenska Handelsbanken, 4.09%, 09/05/07	2,500
		743,713
	Minnesota — 0.6%
3,720	City of St. Louis Park, Catholic Finance Corp., St, Benilde, Rev., VRDO, LOC: Allied Irish Bank plc, 3.98%, 09/06/07	3,720
43,975	Lehman Municipal Trust Receipts, Series F8, Regulation D, Rev., VRDO, LIQ: Lehman Brothers Special Financing, 4.20%, 09/05/07	43,975
	Minneapolis & St. Paul Metropolitan Airports Commission, Municipal Securities Trust Receipts,
8,710	Series SG-136, Rev., VRDO, FGIC, 4.02%, 09/05/07	8,710
9,000	Series SGA-127, Rev., VRDO, FGIC, LIQ: Societe Generale, 3.86%, 09/05/07	9,000
	Minnesota Housing Finance Agency, Residential Housing,
5,000	Series B, Rev., VRDO, AMT, 4.10%, 09/06/07	5,000
23,000	Series G, Rev., AMT, 3.73%, 05/29/08	23,000
5,330	Series J, Rev., VRDO, AMT, 4.10%, 09/06/07	5,330
30,000	Series K, Rev., AMT, 3.78%, 08/11/08	30,000
4,995	Minnesota Public Facilities Authority, PCR, Water, Series ROCS-RR-II-R-31, Rev., VRDO, LIQ: Citibank N.A., 4.03%, 09/06/07	4,995
		133,730
	Mississippi — 0.8%
	Clipper Tax-Exempt Certificate Trust,
15,960	Series 2005-16, Rev., VRDO, AMT, LIQ: State Street Bank & Trust Co., 4.01%, 09/06/07	15,960
4,475	Series 2005-16, Rev., VRDO, AMT, LIQ: State Street Bank & Trust Co., 4.04%, 09/06/07	4,475
54,200	Jackson County, Chevron USA Inc. Project, Rev., VRDO, 3.96%, 09/05/07	54,200
92,542	Mississippi Development Bank Special Obligation, Municipal Gas Authority, Natural Gas Project, Rev., VRDO, 3.98%, 09/06/07	92,542
		167,177
	Missouri — 0.6%
11,045	Bi-State Development Agency, Metropolitan District, Series PT-1593, Rev., VRDO, FSA, 4.06%, 09/05/07	11,045
5,000	City of St. Louis, General Fund, Rev., 4.50%, 06/30/08	5,030
2,450	Kansas City IDA, IDR, Livers Bronze Co. Project, Rev., VRDO, LOC: Bank of America N.A., 4.07%, 09/06/07	2,450
	Metropolitan St. Louis Sewer District,
17,890	Series ROCS-RR-II-R-9069, Rev., VRDO, MBIA, LIQ: Citigroup Financial Products, 4.03%, 09/06/07	17,890
17,890	Series ROCS-RR-II-R-9070, Rev., VRDO, MBIA, LIQ: Citigroup Financial Products, 4.03%, 09/06/07	17,890
	Missouri Higher Education Loan Authority, Student Loan,
3,000	Series B, Rev., VRDO, LOC: Bank of America N.A., 4.10%, 09/05/07	3,000
1,600	Series B, Rev., VRDO, MBIA, 4.02%, 09/05/07	1,600
970	Missouri Housing Development Commission, Series PT-1286, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 4.12%, 09/04/07	970
4,900	Missouri Housing Development Commission, Single Family Mortgage, Series L-5J, Regulation D, Rev., VRDO, GNMA/FNMA, LIQ: Lehman Liquidity LLC, 4.30%, 09/05/07	4,900
12,600	Missouri State Health & Educational Facilities Authority, Assemblies of God College, Rev., VRDO, LOC: Bank of America N.A., 4.00%, 09/06/07	12,600
2,500	Missouri State Health & Educational Facilities Authority, EAGLE, Series 2002-6026, Class A, Rev., VRDO, LIQ: Citibank N.A., 4.04%, 09/06/07	2,500
	Missouri State Health & Educational Facilities Authority, SSM Healthcare Services,
7,125	Series C-2, Rev., VRDO, FGIC, 3.93%, 09/05/07	7,125
4,400	Series C-3, Rev., VRDO, FGIC, 3.99%, 09/05/07	4,400
20,935	Series C-4, Rev., VRDO, FSA, 3.93%, 09/05/07	20,935
2,500	Series C-5, Rev., VRDO, FGIC, 3.99%, 09/05/07	2,500
350	Missouri State Health & Educational Facilities Authority, Washington University, Series B, Rev., VRDO, 3.99%, 09/05/07	350
	Municipal Securities Trust Certificates,
14,275	Series 337, Class A, Rev., VRDO, AMBAC, LIQ: Bear Stearns Capital Markets, 4.03%, 09/06/07	14,275
180	Series 2005-236, Class A, Rev., VRDO, AMBAC, LIQ: Bear Stearns Capital Markets, 4.03%, 09/06/07	180
		129,640

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Montana — 0.0% (g)
7,880	UBS Municipal Certificates Various States, Rev., VRDO, 4.06%, 09/06/07	7,880
	Nebraska — 0.9%
46,600	American Public Energy Agency, Series A, Rev., VRDO, 3.98%, 09/06/07	46,600
10,103	American Public Energy Agency, National Public Gas Agency Project, Series A, Rev., VRDO, 3.98%, 09/06/07	10,103
74,600	Central Plains Energy Project, Series ROCS-RR-II-R-848, Rev., VRDO, LIQ: Citibank N.A., 4.03%, 09/06/07	74,600
19,275	Eclipse Funding Trust, Solar Eclipse, Omaha, Series 2006-0141, Rev., VRDO, MBIA, LIQ: U.S. Bank N.A., 3.80%, 09/06/07 (e)	19,275
7,500	Lehman Municipal Trust Receipts, Series K-44, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 4.30%, 09/05/07	7,500
12,595	NEBHELP, Inc., Series B, Rev., VRDO, MBIA, 3.95%, 09/05/07	12,595
3,285	NEBHELP, Inc., Multi-Modal, Series A, Rev., VRDO, MBIA, 4.03%, 09/05/07	3,285
	Nebraska Investment Finance Authority, Single Family Housing,
4,605	Series E, Rev., VRDO, 4.15%, 09/05/07	4,605
3,390	Series N-7, Regulation D, Rev., VRDO, 4.30%, 09/05/07	3,390
		181,953
	Nevada — 0.9%
16,280	ABN AMRO Munitops Certificate Trust, Multi-State, Series 2004-43, GO, VRDO, FGIC, 4.02%, 09/06/07	16,280
	Clark County, Airport, Sublien,
3,750	Series C, Rev., VRDO, FGIC, 3.93%, 09/05/07	3,750
24,000	Series D-1, Rev., VRDO, FGIC, 3.93%, 09/05/07	24,000
1,885	Clark County, McCarran Airport, Series A-2,Rev., VRDO, AMT, MBIA, 3.99%, 09/05/07	1,885
16,680	Clipper Tax-Exempt Certificate Trust, Series 2005-37, Rev., VRDO, 4.04%, 09/06/07	16,680
12,870	Eclipse Funding Trust, Sloar Eclipse, Henderson, Series 2006-0094, GO, VRDO, MBIA, LIQ: U.S. Bank N.A., 4.03%, 09/06/07	12,870
	Nevada Housing Division, Multi-Unit Housing,
6,750	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 4.00%, 09/06/07	6,750
10,900	Series A, Rev., VRDO, LOC: Wachovia Bank, 4.00%, 09/06/07	10,900
3,295	Series M, Rev., VRDO, LOC: East West Bank, 4.00%, 09/06/07	3,295
9,500	Nevada Housing Division, Multi-Unit Housing, Flamingo Road, Series A, Rev., VRDO, LOC: Heller Financial, Inc., 4.15%, 09/06/07 (e)	9,500
7,800	Nevada Housing Division, Multi-Unit Housing, Fort Apache, Series A, Rev., VRDO, LOC: Heller Financial, Inc., 4.15%, 09/06/07	7,800
3,430	Nevada Housing Division, Multi-Unit Housing, Horizon, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 4.00%, 09/06/07	3,430
4,750	Nevada Housing Division, Multi-Unit Housing, Joshua Villas, Series E, Rev., VRDO, LOC: East West Bank, 4.00%, 09/06/07	4,750
5,520	Nevada Housing Division, Multi-Unit Housing, Judith Villas, Series C, Rev., VRDO, LOC: East West Bank, 4.00%, 09/06/07	5,520
17,850	Nevada Housing Division, Multi-Unit Housing, Reno Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 4.00%, 09/06/07	17,850
12,710	Nevada Housing Division, Multi-Unit Housing, Silverado, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 4.00%, 09/06/07	12,710
5,385	Nevada Housing Division, Multi-Unit Housing, Sundance Village, Rev., VRDO, LOC: Citibank N.A., 4.00%, 09/06/07	5,385
	State of Nevada,
4,800	Series PT-403, GO, VRDO, 4.04%, 09/05/07	4,800
8,835	Series ROCS-RR-II-R-4054, GO, VRDO, FSA, LIQ: Citigroup Financial Products, 4.03%, 09/06/07	8,835
		176,990
	New Hampshire — 0.3%
	New Hampshire Health & Education Facilities Authority,
3,796	Series 772, Rev., VRDO, FGIC, LIQ: Morgan Stanley Municipal Funding, 4.05%, 09/06/07	3,796
9,200	Series 866, Rev., VRDO, FGIC, LIQ: Morgan Stanley Municipal Funding, 4.05%, 09/06/07	9,200
9,075	New Hampshire Health & Education Facilities Authority, Dartmouth College Issue, Rev., VRDO, 4.03%, 09/05/07	9,075
	New Hampshire Health & Education Facilities Authority, VHA New England, Inc.,
6,300	Series C, Rev., VRDO, AMBAC, 4.00%, 09/05/07	6,300
7,250	Series D, Rev., VRDO, AMBAC, 4.00%, 09/05/07	7,250
7,200	Series F, Rev., VRDO, AMBAC, 4.00%, 09/05/07	7,200
12,940	New Hampshire Housing Finance Authority, Multi-Family Housing, Series 2034, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 4.10%, 09/06/07	12,940

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   41

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New Hampshire — Continued
5,200	New Hampshire Housing Finance Authority, Multi-Family Housing, EQR Board Partnership Project, Rev., VRDO, FNMA, LIQ: FNMA, 4.00%, 09/05/07	5,200
1,375	New Hampshire Municipal Bond Bank, Educational Institutions, Pinkerton Academy Project, Series B, Rev., VRDO, LOC: Bank of America N.A., 4.09%, 09/06/07	1,375
		62,336
	New Jersey — 1.2%
19,720	Clipper Tax-Exempt Certificate Trust, Series 2007-20, Rev., VRDO, LIQ: State Street Bank & Trust Co., 4.00%, 09/06/07	19,720
40,000	Deutsche Bank Spears/Lifers Trust Various States, Rev., VRDO, MBIA, FGIC, LIQ: Deutsche Bank A.G., 4.05%, 09/05/07	40,000
17,315	Eagle Tax Exempt Trust, Rev., VRDO, MBIA, LIQ: Bayerische Landesbank, 4.01%, 09/06/07	17,315
6,675	Hudson County Improvement Authority, Essential Purpose Pooled Government Loan, Rev., VRDO, LOC: Bank of New York, 3.93%, 09/05/07	6,675
6,900	Mercer County Improvement Authority, Atlantic Foundation & Johnson, Rev., VRDO, MBIA, 4.01%, 09/06/07	6,900
11,600	Municipal Securities Trust Certificates, Series 2001-175, Class A, Rev., VRDO, AMBAC, LIQ: Bear Stearns Capital Markets, 3.99%, 09/06/07	11,600
4,995	New Jersey EDA, Series A, GO, VRDO, AMBAC, LIQ: Citibank N.A., 4.01%, 09/06/07	4,995
6,000	New Jersey EDA, Kenwood USA Corporate Project, Rev., VRDO, LOC: Bank of New York, 3.84%, 09/06/07	6,000
14,490	New Jersey EDA, Merlots, Series B-14, Rev., VRDO, AMBAC, 4.02%, 09/05/07	14,490
9,600	New Jersey EDA, Senior Care, Bayshore Health, Series A, Rev., VRDO, LOC: Kredietbank N.V., 3.91%, 09/06/07	9,600
18,635	New Jersey Environmental Infrastructure Trust, Encap Golf Holdings LLC Project, Rev., VRDO, LOC: Wachovia Bank N.A., 4.00%, 09/06/07	18,635
1,500	New Jersey Health Care Facilities Financing Authority, Meridian Health Systems, Series B, Rev., VRDO, LOC: Fleet National Bank, 3.89%, 09/06/07	1,500
3,215	New Jersey Sports & Exposition Authority, State Contract, Series C, Rev., VRDO, MBIA, 3.93%, 09/06/07	3,215
10,170	New Jersey State Educational Facilities Authority, Series SG-148, Rev., VRDO, LIQ: Societe Generale, 3.97%, 09/06/07	10,170
	New Jersey Transportation Trust Fund Authority,
8,382	Series 941-D, Rev., VRDO, FSA-CR, LIQ: Morgan Stanley Municipal Funding, 4.03%, 09/06/07	8,382
16,790	Series ROCS-RR-II-R-7012, Rev., VRDO, FSA, LIQ: Citibank N.A., 4.01%, 09/06/07	16,790
	New Jersey Transportation Trust Fund Authority, Merlots,
5,670	Series B-04, Rev., VRDO, MBIA, 4.02%, 09/05/07	5,670
10,660	Series B-23, Rev., VRDO, AMBAC-TCRS — Bank of New York, 4.02%, 09/05/07	10,660
12,395	Puttable Floating Option Tax-Exempt Receipts, Essex County, Series 3987, Rev., VRDO, AMBAC, LIQ: Dexia Credit Local, 3.98%, 09/05/07	12,395
17,525	UBS Municipal Certificates, Various States, Rev., VRDO, AMBAC, LIQ: Landesbank Hessen-Thuerigen, 3.99%, 09/06/07	17,525
		242,237
	New Mexico — 0.7%
11,941	City of Albuquerque, Airport, Sub Lien, ev., VRDO, AMBAC, 3.92%, 09/05/07	11,941
2,400	City of Farmington, Arizona Public Service Co., Series C, Rev., VRDO, LOC: Barclays Bank plc, 3.95%, 09/05/07	2,400
	Clipper Tax-Exempt Certificate Trust,
10,317	Series 2005-15, Rev., VRDO, LIQ: State Street Bank & Trust Co., 4.04%, 09/06/07	10,317
6,380	New Mexico Finance Authority, Series ROCS-RR-II-R-2118, Rev., VRDO, AMBAC, LIQ: Citigroup Financial Products, 4.03%, 09/06/07	6,380
	New Mexico Mortgage Finance Authority,
30,667	Series 56-TP, Rev., VRDO, LIQ: Goldman Sachs Special Situations, 4.04%, 09/06/07	30,667
2,230	Series PT-1378, Rev., VRDO, GNMA/FNMA/FHLMC, 4.12%, 09/05/07	2,230
75,000	State of New Mexico, TRAN, 4.50%, 06/30/08	75,466
		139,401

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — 9.2%
24,795	ABN AMRO Munitops Certificate Trust, Series 2002-19, Rev., VRDO, MBIA-IBC, 4.00%, 09/06/07	24,795
	Bank of New York Municipal Certificates Trust,
22,720	Rev., VRDO, 4.10%, 09/06/07	22,720
4,800	Rev., VRDO, 4.15%, 09/06/07	4,800
49,401	Series 4, Rev., VRDO, LIQ: Bank of New York, 3.80%, 09/04/07	49,400
12,886	Series 6, Rev., VRDO, 4.15%, 09/06/07	12,886
14,850	Eagle Tax Exempt Trust, Weekly, Series 2000-3208, Class A, Rev., VRDO, MBIA, LIQ: Citibank N.A., 4.03%, 09/06/07	14,850
	Eclipse Funding Trust, Solar Eclipse, Metropolitan,
14,210	Series 2005-0002, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., 3.73%, 09/06/07	14,210
10,680	Series 2006-2028, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., 3.97%, 09/06/07	10,680
	Eclipse Funding Trust, Solar Eclipse, New York,
11,500	Series 2006-0029, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., 3.97%, 09/06/07	11,500
11,485	Series 2006-0112, Rev., VRDO, FSA-CR, LIQ: U.S. Bank N.A., 3.976%, 09/06/07	11,485
	Lehman Municipal Trust Receipts,
5,080	Series 07-P7, Regulation D, Rev., VRDO, AMBAC FGIC, LIQ: Lehman Liquidity Co., 4.00%, 09/05/07	5,080
15,650	Series 07-P8, Regulation D, Rev., VRDO, AMBAC FGIC, LIQ: Lehman Liquidity Co., 4.00%, 09/05/07	15,650
24,775	Series P29W, Regulation D, GO, VRDO, LIQ: Lehman Liquidity Co., 4.18%, 09/05/07	24,775
23,125	Series P44W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 4.15%, 09/05/07	23,125
	Long Island Power Authority, Electric Systems,
900	Series D, Rev., VRDO, FSA, 4.05%, 09/05/07	900
9,995	Series PA-513-R, Rev., VRDO, FSA, LOC: Bayerische Landesbank, 4.01%, 09/05/07	9,995
300	Sub Series 2, Rev., VRDO, LOC: Bayerische Landesbank, 3.99%, 09/05/07	300
	Metropolitan Transportation Authority,
14,200	Series 823-D, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 4.04%, 09/06/07	14,200
20,687	Series 848-D, Rev., VRDO, FGIC, LIQ: Morgan Stanley Municipal Funding, 4.04%, 09/06/07	20,687
7,400	Series D-2, Rev., VRDO, FSA, 3.91%, 09/06/07	7,400
2,605	Series G-2, Rev., VRDO, LOC: BNP Paribas, 3.94%, 09/05/07	2,605
8,200	Sub Series A-2, GO, Adj., CIFG, 3.90%, 09/06/07	8,200
920	Sub Series A-3, GO, VRDO, XLCA, 3.91%, 09/06/07	920
15,400	Sub Series E-1, Rev., VRDO, LOC: Fortis Bank N.V., 3.93%, 09/06/07	15,400
59,405	Metropolitan Transportation Authority, Dedicated Tax Fund, Series B, Rev., VRDO, FSA, 3.90%, 09/06/07	59,405
11,970	Metropolitan Transportation Authority, Merlots, Series B-16, Rev., VRDO, 4.02%, 09/05/07	11,970
6,420	Monroe County Airport Authority, Series PA-585, Rev., VRDO, MBIA, 4.06%, 09/05/07	6,420
	Municipal Securities Trust Certificates,
1,300	Series 2000-109, Class A, Rev., VRDO, LIQ: Bear Stearns Capital Markets, 4.00%, 09/05/07 (e)	1,300
17,055	Series 2001-116, Class A, Rev., VRDO, LIQ: Bear Stearns Capital Markets, 3.99%, 09/06/07 (e)	17,055
8,600	Series 2001-122, Class A, Rev., VRDO, LIQ: Bear Stearns Capital Markets, 3.99%, 09/06/07 (e)	8,600
10,665	Series 2006-262, Class A, Rev., VRDO, MBIA, LIQ: Bear Stearns Capital Markets, 4.03%, 09/06/07	10,665
21,425	Series 2006-267, Class A, Rev., VRDO, AMBAC, LIQ: Bear Stearns Capital Markets, 4.03%, 09/06/07	21,425
3,365	Series 5020, Class A, Rev., VRDO, LIQ: Branch Banking & Trust, 4.07%, 09/06/07	3,365
22,000	Series 7032, Class A, Rev., VRDO, MBIA, LIQ: Bear Stearns Capital Markets, 3.99%, 09/06/07	22,000
	Nassau Health Care Corp.,
8,100	Sub Series 2004-C1, Rev., VRDO, FSA, 3.91%, 09/06/07	8,100
6,800	Sub Series 2004-C3, Rev., VRDO, FSA, 3.91%, 09/06/07	6,800
	New York City,
1,200	Series H, Sub Series H-3, GO, VRDO, FSA, 3.99%, 09/05/07	1,200
4,700	Series H, Sub Series H-4, GO, VRDO, LOC: Bank of New York, 3.99%, 09/05/07	4,700
1,700	Series H, Sub Series H-6, GO, VRDO, MBIA, 3.86%, 09/05/07	1,700
4,995	Series PA- 878, GO, VRDO, MBIA-IBC, 4.05%, 09/06/07	4,995
24,200	Sub Series A-2, GO, VRDO, LOC: Bank of America N.A., 3.92%, 09/05/07	24,200
20,550	Sub Series A-3, GO, VRDO, LOC: BNP Paribas, 3.91%, 09/05/07	20,550

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   43

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
New York — Continued
100	Sub Series A-4, GO, VRDO, LOC: Bayerische Landesbank, 3.90%, 09/05/07	100
2,910	Sub Series A-6, GO, VRDO, FSA, 3.90%, 09/05/07	2,910
5,100	Sub Series A-6, GO, VRDO, LOC: Helaba, 3.94%, 09/05/07	5,100
140	Sub Series B-5, GO, VRDO, MBIA, 3.94%, 09/06/07	140
15,750	Sub Series C-2, GO, VRDO, LOC: Bayerische Landesbank, 3.91%, 09/05/07	15,750
16,000	Sub Series C-3, GO, VRDO, LOC: BNP Paribas, 3.88%, 09/05/07	16,000
12,050	Sub Series C-4, GO, VRDO, LOC: BNP Paribas, 3.92%, 09/05/07	12,050
2,000	Sub Series C-5, GO, VRDO, LOC: Bank of New York, 3.87%, 09/05/07	2,000
30,000	Sub Series E-4, GO, VRDO, LOC: Bank of America N.A., 3.94%, 09/06/07	30,000
5,935	Sub Series H-1, GO, VRDO, LOC: Bank of New York, 3.90%, 09/05/07	5,935
20,495	Sub Series H-2, GO, VRDO, LOC: Bank of New York, 3.87%, 09/05/07	20,495
7,250	Sub Series H-2, GO, VRDO, LOC: Bank of Nova Scotia, 3.92%, 09/05/07	7,250
400	Sub Series H-2, GO, VRDO, LOC: Dexia Credit Local, 3.88%, 09/05/07	400
1,400	Sub Series H-2, GO, VRDO, MBIA, 3.94%, 09/05/07	1,400
38,025	Sub Series H-3, GO, VRDO, LOC: Bank of New York, 3.88%, 09/05/07	38,025
5,100	Sub Series H-4, GO, VRDO, AMBAC, 3.88%, 09/05/07	5,100
9,400	Sub Series H-5, GO, VRDO, LOC: Dexia Credit Local, 3.91%, 09/05/07	9,400
2,700	New York City Housing Development Corp., 55 Pierrepont Development, Series A, Rev., VRDO, LOC: Allied Irish Bank plc, 3.93%, 09/05/07	2,700
6,000	New York City Housing Development Corp., 155 West 21st St., Series A , Rev., VRDO, AMT, LOC: Bank of New York, 3.97%, 09/05/07	6,000
17,810	New York City Housing Development Corp., 500 East 165th St. Apartments, Series A, Rev., VRDO, LOC: Bank of America N.A., 3.92%, 09/05/07	17,810
9,250	New York City Housing Development Corp., Chelsea Arms, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 3.95%, 09/05/07	9,250
12,800	New York City Housing Development Corp., La Casa De Sol, Series A, Rev., VRDO, LOC: Citibank N.A., 3.94%, 09/05/07	12,800
25,000	New York City Housing Development Corp., Markham Gardens Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 3.92%, 09/05/07	25,000
4,300	New York City Housing Development Corp., Monterey, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 3.94%, 09/05/07	4,300
3,070	New York City Housing Development Corp., Multi-Family Housing, Columbus Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 3.94%, 09/05/07	3,070
15,000	New York City Housing Development Corp., One Columbus Place Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 3.92%, 09/05/07	15,000
3,320	New York City Housing Development Corp., Parkview Apartments, Series A, Rev., VRDO, LOC: LIQ: Citibank N.A., 3.97%, 09/05/07	3,320
10,700	New York City Housing Development Corp., Thessalonica Court, Series A, Rev., VRDO, LOC: Citibank N.A., 3.94%, 09/05/07	10,700
13,800	New York City Housing Development Corp. Urban Horizons, Series II-A, Rev., VRDO, LOC: Citibank N.A., 3.94%, 09/05/07	13,800
12,930	New York City Housing Development Corp., West 89th Street, Series A, Rev., VRDO, LOC: FNMA, 4.04%, 09/05/07	12,930
20,000	New York City IDA, Liberty Bonds, FC Hanson Office, Rev., VRDO, LOC: ING Bank N.V., 3.98%, 09/06/07	20,000
44,700	New York City IDA, Liberty Park LLC, Rev., VRDO, LOC: Bank of America N.A., 3.96%, 09/05/07	44,700
	New York City IDA, Municipal Securities Trust Receipts,
4,590	Series SGA-51, VAR, AMBAC, 3.97%, 09/06/07	4,590
400	Series SGA-110, Rev., VRDO, LIQ: Societe Generale, 3.97%, 09/05/07	400
6,180	Series SGB-36, GO, VRDO, AMBAC, LIQ: Societe Generale, 3.99%, 09/06/07	6,180
	New York City Municipal Water Finance Authority,
5,180	Series 1694, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 4.04%, 09/06/07	5,180
1,500	Sub Series C-3, Rev., VRDO, 3.99%, 09/05/07	1,500
1,300	Sub Series F-1, Rev., VRDO, 3.88%, 09/15/07	1,300
40,000	Sub Series F-1, Rev., VRDO, 4.04%, 09/06/07	40,000
5,885	Series PA-1076, Rev., VRDO, 4.02%, 09/02/07	5,885

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
New York — Continued
	New York City Municipal Water Finance Authority, 2nd Generation Resolution,
200	Series 1501, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.95%, 09/06/07	200
12,845	Series AA-3, Rev., VRDO, 3.90%, 09/05/07	12,845
	New York City Transitional Finance Authority,
21,060	Series 1628, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 4.04%, 09/06/07	21,060
8,995	Series PA-1043-R, Rev., VRDO, 4.01%, 09/05/07	8,995
9,485	Sub Series 2-E, Rev., VRDO, 3.82%, 09/05/07	9,485
	New York City Transitional Finance Authority, Future Tax Secured,
24,385	Series B, Rev., VRDO, 3.90%, 09/05/07	24,385
7,700	Series C, Rev., VRDO, 3.95%, 09/05/07	7,700
3,950	Sub Series C-5, Rev., VRDO, 3.95%, 09/05/07	3,950
	New York City Transitional Finance Authority, New York City Recovery,
4,400	Sub Series 1-A, Rev., VRDO, LIQ: Landesbank Hessen-Thuerigen, 3.91%, 09/05/07	4,400
14,900	Sub Series 3-B, Rev., VRDO, 3.99%, 09/05/07	14,900
32,400	Sub Series 3-H, Rev., VRDO, 3.95%, 09/05/07	32,400
7,910	New York City Trust for Cultural Resources, Series 162, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Dean Witter, 4.04%, 09/06/07	7,910
1,100	New York City Trust for Cultural Resources, Municipal Securities Trust Receipts, Series SGA-91, Rev., VRDO, AMBAC, LIQ: Societe Generale, 4.00%, 09/05/07	1,100
53,060	New York Liberty Development Corp., Series 1416, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 4.04%, 09/06/07	53,060
	New York Local Government Assistance Corp.,
1,600	Series B, Rev., VRDO, LOC: Bank of Nova Scotia, 3.85%, 09/05/07	1,600
16,400	Series F, Rev., VRDO, LOC: Societe Generale, 3.94%, 09/05/07	16,400
7,600	Series G, Rev., VRDO, LOC: Bank of Nova Scotia, 3.86%, 09/05/07	7,600
	New York Local Government Assistance Corp., Floating Rate Receipts,
5,500	Series SG-99, Rev., VRDO, AMBAC, 3.99%, 09/05/07	5,500
10,300	Series SG-100, Rev., VRDO, MBIA-IBC, 3.99%, 09/05/07	10,300
21,400	New York Local Government Assistance Corp., Municipal Securities Trust Receipts, Series SGA-59, Rev., VRDO, 4.00%, 09/05/07	21,400
12,350	New York Local Government Assistance Corp., Sub Lien, Series A-6V, Rev., VRDO, FSA, 3.85%, 09/05/07	12,350
	New York Mortgage Agency, Homeowner Mortgage,
24,600	Series 122, Rev., VRDO, 4.04%, 09/05/07	24,600
32,700	Series 125, Rev., VRDO, AMT, 4.18%, 09/05/07	32,700
700	Series 139, Rev., VRDO, AMT, 4.03%, 09/05/07	700
	New York State Dormitory Authority,
10,232	Series 1158, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 4.04%, 09/06/07	10,232
34,280	Series 1322, Rev., VRDO, FHA, LIQ: Morgan Stanley Municipal Funding, 4.04%, 09/06/07	34,280
5,000	Series PA-409, Rev., VRDO, AMBAC, FHA, 4.01%, 09/05/07	5,000
6,445	Series PA-773-R, Rev., VRDO, MBIA-IBC, 4.05%, 09/05/07	6,445
7,120	Series PA-1089, Rev., VRDO, AMBAC, FHA, 4.05%, 09/05/07	7,120
	New York State Dormitory Authority, Mental Health Services,
25,980	Sub Series D-2B, Rev., VRDO, FSA, 3.92%, 09/06/07	25,980
11,900	Sub Series D-2D, Rev., VRDO, AMBAC, 3.95%, 09/06/07	11,900
12,400	Sub Series D-2E, Rev., VRDO, 3.91%, 09/06/07	12,400
16,500	Sub Series D-2H, Rev., VRDO, 3.91%, 09/06/07	16,500
4,390	New York State Dormitory Authority, New York Public Library, Series A, Rev., VRDO, MBIA, 3.94%, 09/05/07	4,390
6,000	New York State Energy Research & Development Authority, Consolidated Edison Co. of New York, Sub Series C-1, Rev., VRDO, LOC: Citibank N.A., 3.94%, 09/05/07	6,000
10,000	New York State Energy Resources & Development Authority, Orange & Rockland Project, Series A, Rev., VRDO, FGIC, LIQ: National Australia Bank, 3.86%, 09/05/07	10,000
	New York State Environmental Facilities Corp.,
4,995	Series PA-174, Rev., VRDO, MBIA, LIQ: Merrill Lynch Capital Services, 4.05%, 09/04/07	4,995
15,000	Series PA-1261, Rev., VRDO, MBIA, 4.01%, 09/05/07	15,000
31,176	New York State Environmental Facilities Corp., Clean Water & Drinking, Series 731, Rev., VRDO, LIQ: Morgan Stanley Dean Witter, 4.04%, 09/06/07	31,176

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   45

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
New York — Continued
13,800	New York State Housing Finance Agency, Series D, Rev., VRDO, LOC: State Street Bank & Trust Co., 3.91%, 09/05/07	13,800
8,000	New York State Housing Finance Agency, 101 West End, Series 883, Rev., VRDO, FNMA, LIQ: FNMA, 3.95%, 09/05/07	8,000
4,100	New York State Housing Finance Agency, 150 East 44th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 3.95%, 09/05/07	4,100
4,200	New York State Housing Finance Agency, 240 East 39th Street Housing, Rev., VRDO, 3.92%, 09/05/07	4,200
12,500	New York State Housing Finance Agency, 250 West 93rd St., Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 3.95%, 09/05/07	12,500
1,900	New York State Housing Finance Agency, 345 East 94th Street Housing, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 3.94%, 09/05/07	1,900
3,200	New York State Housing Finance Agency, 360 West 43rd Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 3.95%, 09/05/07	3,200
5,900	New York State Housing Finance Agency, Bennington Hills Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 3.95%, 09/05/07	5,900
18,250	New York State Housing Finance Agency, Helena Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 4.04%, 09/05/07	18,250
33,170	New York State Housing Finance Agency, Kew Gardens Hills, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 4.04%, 09/05/07	33,170
36,100	New York State Housing Finance Agency, Liberty, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 3.94%, 09/05/07	36,100
	New York State Housing Finance Agency, Multi-Family Housing,
1,800	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 3.95%, 09/05/07	1,800
35,800	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 4.04%, 09/05/07	35,800
18,315	New York State Housing Finance Agency, Parkledge Apartments, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 3.95%, 09/05/07	18,315
11,300	New York State Housing Finance Agency, Theater Row, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 3.95%, 09/05/07	11,300
13,250	New York State Housing Finance Agency, Union Square South Housing, Rev., VRDO, FNMA, LIQ: FNMA, 4.04%, 09/05/07	13,250
10,000	New York State Housing Finance Agency, Victory Housing, Series 2002-A, Rev., VRDO, FHLMC, LIQ: FHLMC, 3.95%, 09/05/07	10,000
18,000	New York State Housing Finance Agency, West 38 Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 3.95%, 09/05/07	18,000
5,500	New York State Housing Finance Agency, Worth Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 3.95%, 09/05/07	5,500
11,980	New York State Thruway Authority, EAGLE, Series 7-2005-3022, Class A, Rev., VRDO, FSA, LIQ: Bayerische Landesbank, 4.02%, 09/06/07	11,980
	New York State Urban Development Corp.,
48,595	Series 1703, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 4.04%, 09/06/07	48,595
6,200	Series SG-163, Rev., 4.01%, 09/05/07	6,200
12,525	New York State Urban Development Corp., State Facilities & Equipment, Sub Series A-3-A, Rev., VRDO, CIFG, 3.90%, 09/06/07	12,525
4,000	Onondaga County IDA, Reference Solvay Paperboard Project, Rev., VRDO, LOC: Citibank N.A., 4.10%, 09/06/07	4,000
8,065	Port Authority of New York & New Jersey, Series PT-2263, Rev., VRDO, FGIC-TCRS, 4.00%, 09/05/07	8,065
	Triborough Bridge & Tunnel Authority,
2,050	Series M1J, Regulation D, Rev., VRDO, MBIA-IBC, 4.20%, 09/05/07	2,050
12,080	Series PA-1090, Rev., VRDO, MBIA-IBC, 4.01%, 09/05/07	12,080
2,100	Triborough Bridge & Tunnel Authority, General Purpose, Series C, Rev., VRDO, AMBAC, 3.88%, 09/05/07	2,100
		1,899,121
	North Carolina — 2.7%
26,400	Buncombe County Metropolitan Sewerage District, Rev., VRDO, XLCA, 4.02%, 09/06/07	26,400
20,125	Charlotte-Mecklenburg Hospital Authority, Carolinas Healthcare, Series C, Rev., VRDO, 3.96%, 09/05/07	20,125
	City of Charlotte, Airport,
25,570	Series B, Rev., VRDO, LOC: Bank of America N.A., 3.95%, 09/05/07	25,570
9,825	Series D, Rev., VRDO, MBIA, 3.92%, 09/05/07	9,825
6,235	City of Charlotte, Transit Projects, Phase II-F, COP, VRDO, 3.95%, 09/05/07	6,235

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	North Carolina — Continued
8,405	City of Charlotte, Water & Sewer Systems, Series B, Rev., VRDO, 4.00%, 09/06/07	8,405
1,400	City of Durham, Water & Sewer Utility Systems, Rev., VRDO, 4.10%, 09/05/07	1,400
22,690	City of Greensboro, Enterprise Systems, Series B, Rev., VRDO, 3.98%, 09/06/07	22,690
5,000	City of Winston-Salem, Water & Sewer Systems, Series B, Rev., VRDO, 3.94%, 09/05/07	5,000
	Fayetteville Public Works Commission,
8,505	Rev., VRDO, FSA, 3.93%, 09/05/07	8,505
4,400	Series A, Rev., VRDO, FSA, 3.93%, 09/05/07	4,400
14,315	Guilford County, Series B, GO, VRDO, 4.00%, 09/07/07	14,315
300	Guilford County Industrial Facilities & Pollution Control Financing Authority, IDA, Neal Manufacturing, Inc., Rev., VRDO, LOC: Bank of America N.A., 4.05%, 09/07/07	300
4,700	Iredell County Public Facilities Corp., Iredell County Schools Project, Rev., VRDO, AMBAC, 4.00%, 09/06/07	4,700
	Mecklenburg County,
39,760	Series B, GO, VRDO, 3.95%, 09/05/07	39,760
5,000	Series C, GO, VRDO, LIQ: Bank of America N.A., 3.98%, 09/05/07	5,000
8,205	North Carolina Capital Facilities Finance Agency, Goodwill Community Foundation Project, Rev., VRDO, LOC: Bank of America N.A., 4.00%, 09/06/07	8,205
10,255	North Carolina Capital Facilities Finance Agency, Wolfpack Towers Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 4.00%, 09/06/07	10,255
7,925	North Carolina Educational Facilities Finance Agency, Elon College, Rev., VRDO, LOC: Bank of America N.A., 3.98%, 09/05/07	7,925
3,050	North Carolina Housing Finance Agency, Series 2003-L44J, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity LLC, 4.33%, 09/05/07	3,050
4,950	North Carolina Housing Finance Agency, Appalachian Student Housing, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 4.00%, 09/05/07	4,950
	North Carolina Housing Finance Agency, Home Ownership,
12,775	Series 16-C, Rev., VRDO, LIQ: Bank of America N.A., 4.10%, 09/05/07	12,775
1,000	Series 17-C, Rev., VRDO, LIQ: Bank of America N.A., 4.10%, 09/05/07	1,000
2,500	Series 1998-18C, Rev., VRDO, LOC: Bank of America N.A., 4.10%, 09/05/07	2,500
5,100	North Carolina Medical Care Commission, ACES, Pooled Equipment Financing Project, Rev., VRDO, MBIA, 3.90%, 09/04/07	5,100
5,705	North Carolina Medical Care Commission, Baptist Hospitals Project, Rev., VRDO, 3.89%, 09/05/07	5,705
	North Carolina Medical Care Commission, Duke University Health Care System,
48,550	Series B, Rev., VRDO, 3.92%, 09/05/07	48,550
3,780	Series C, Rev., VRDO, 3.92%, 09/05/07	3,780
7,100	North Carolina Medical Care Commission, FirstHealth Carolinas Project, Rev., VRDO, 3.93%, 09/05/07	7,100
10,500	North Carolina Medical Care Commission, Irdell Memorial Hospital, Rev., VRDO, LOC: Bank of America N.A., 3.96%, 09/04/07	10,500
2,200	North Carolina Medical Care Commission, Lincoln Health Systems Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 4.02%, 09/06/07	2,200
	North Carolina Medical Care Commission, Moses H. Cone Memorial Hospital Project,
10,200	Rev., VRDO, 4.00%, 09/06/07	10,200
42,300	Series A, Rev., VRDO, 3.92%, 09/06/07	42,300
12,000	North Carolina Medical Care Commission, Northeast Medical Center Project, Series A, Rev., VRDO, 3.93%, 09/05/07	12,000
15,000	North Carolina Medical Care Commission, Union Regulation Medical Center Project, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 4.00%, 09/06/07	15,000
14,900	North Carolina State University at Raleigh, Series B, Rev., VRDO, 3.95%, 09/05/07	14,900
5,560	State of North Carolina, Public Improvement, Series D, GO, VRDO, 3.95%, 09/05/07	5,560
29,380	Town of Cary, Public Improvement, GO, VRDO, 3.91%, 09/05/07	29,380
13,810	Union County, Series B, GO, VRDO, 3.94%, 09/06/07	13,810
20,265	University of North Carolina, Series C, Rev., VRDO, 3.92%, 09/05/07	20,265
	University of North Carolina at Chapel Hill, University Hospital,
28,655	Series A, Rev., VRDO, 4.00%, 09/06/07	28,655
34,900	Series B, Rev., VRDO, 3.96%, 09/05/07	34,900
		563,195

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   47

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	North Dakota — 0.2%
3,335	North Dakota State Housing Finance Agency, Series ROCS-RR-II-R-140, Rev., VRDO, LIQ: Citibank N.A., 4.06%, 09/06/07	3,335
	North Dakota State Housing Finance Agency, Home Mortgage,
2,000	Series A, Rev., VRDO, 4.00%, 09/05/07	2,000
9,205	Series B, Rev., VRDO, 4.00%, 09/05/07	9,205
21,970	Series C, Rev., VRDO, 4.00%, 09/05/07	21,970
		36,510
	Ohio — 1.4%
5,000	ABN AMRO Munitops Certificate Trust, Series 2001-7, Rev., VRDO, AMBAC, LOC: ABN AMRO Bank N.V., 3.99%, 09/06/07	5,000
7,260	Bank of New York Municipal Certificates Trust, Rev., VRDO, GNMA COLL, 4.10%, 09/06/07	7,260
6,265	Cincinnati City School District, Series ROCS-RR-II-R-4049, GO, VRDO, FSA, LIQ: Citigroup Financial Products, 4.03%, 09/06/07	6,265
1,750	City of Cleveland, Series M, Rev., VRDO, FSA, 3.95%, 09/06/07	1,750
540	City of Westlake, Health Care Facilities, Lutheran Home Project, Rev., VRDO, LOC: National City Bank, 4.00%, 09/06/07	540
1,500	Cleveland-Cuyahoga County Port Authority, Cultural Facilities, Playhouse Square Foundation Project, Rev., VRDO, LOC: Fifth Third Bank, 4.05%, 09/06/07	1,500
1,375	Cuyahoga County, Health Care Facilities, Franciscan Communities, Series E, Rev., VRDO, LOC: ABN AMRO Bank N.V., 3.98%, 09/06/07	1,375
12,035	Eclipse Funding Trust, Solar Eclipse, Hamilton, Series 2006-0158, Rev., VRDO, MBIA, LIQ: U.S. Bank N.A., 3.60%, 12/06/07	12,035
36,020	Franklin County, Franklin Hospital, Rev., VRDO, AMBAC, 3.91%, 09/05/07	36,020
3,520	Franklin County, Health Corp., OhioHealth Corp., Series D, Rev., VRDO, LOC: National City Bank, 3.92%, 09/05/07	3,520
900	Franklin County, Ohio Children’s Hospital, Series 2005-A, FGIC, LIQ: National City Bank, 3.96%, 09/06/07	900
7,800	Franklin County, Trinity Health Credit, Series C-1, Rev., VRDO, FGIC, 3.93%, 09/05/07	7,800
5,465	Jackson Local School District Stark & Summit Counties, Merlots, Series C-18, GO, VRDO, XLCA, 4.02%, 09/05/07	5,465
13,655	Lehman Municipal Trust Receipts, Series 06-P98, Regulation D, GO, VRDO, FGIC, LIQ: Lehman Liquidity Co., 4.20%, 09/05/07	13,655
16,300	Montgomery County, Catholic Health, Series B-2, Rev., VRDO, 3.98%, 09/05/07	16,300
9,990	Municipal Securities Trust Certificates, Series 9047, Class A, Rev., VRDO, AMBAC, LIQ: Bear Stearns Capital Markets, 4.01%, 09/06/07	9,990
17,495	Ohio Air Quality Development Authority, First Energy, Series A, Rev., VRDO, LOC: Barclays Bank plc, 3.92%, 09/05/07	17,495
2,135	Ohio Air Quality Development Authority, PCR, Ohio Edison Co., Series C, Rev., VRDO, AMT, LOC: Wachovia Bank N.A., 4.05%, 09/05/07	2,135
3,890	Ohio Housing Finance Agency, Residential Housing, Series ROCS-RR-II-R-812, Rev., VRDO, LIQ: Bayerishe Landesbank, 4.06%, 09/06/07	3,890
20,000	Ohio Housing Finance Agency, Residential Mortgage Backed, Series F, Rev., VRDO, GNMA/FNMA, 3.94%, 09/05/07	20,000
27,630	Ohio Housing Finance Agency, Single Family Housing, Series H, Rev., VRDO, AMT, GNMA/FNMA, 3.98%, 09/05/07	27,630
4,995	Ohio State Turnpike Commission, Series ROCS-RR-II-R-51, Rev., VRDO, FGIC, LIQ: Citibank N.A., 4.03%, 09/06/07	4,995
3,400	Ohio State Water Development Authority, Series 1118, Rev., VRDO, LIQ: Rabobank Nederland, 4.05%, 09/06/07	3,400
20,300	Ohio State Water Development Authority, First Energy Project, Series 2005-B, Rev., VRDO, LOC: Barclays Bank plc, 3.96%, 09/06/07	20,300
26,000	Ohio State Water Development Authority, First Energy Nuclear, Series C, Rev., VRDO, LOC: Wachovia Bank N.A., 3.98%, 09/05/07	26,000
10,200	Ohio State Water Development Authority, Multimodal, Water Development Timken, Rev., VRDO, LOC: Northern Trust Co., 3.92%, 09/05/07	10,200
7,755	State of Ohio, Series ROCS-RR-II-R-208, GO, VRDO, FSA, LIQ: Citibank N.A., 4.03%, 09/06/07	7,755
2,120	State of Ohio, BP Chemical, Inc., Project, Series 2002-BP, Rev., VRDO, AMT, 4.00%, 09/05/07	2,120
3,705	State of Ohio, Higher Education Facilities, Series 1600, Rev., VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 4.05%, 09/06/07	3,705

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Ohio — Continued
1,430	State of Ohio, Solid Waste, BP Exploration & Oil Project, Rev., VRDO, AMT, 4.00%, 09/05/07	1,430
1,800	State of Ohio, Solid Waste, BP Products North America, Rev., VRDO, AMT, GTY: BP North America, 4.00%, 09/05/07	1,800
		282,230
	Oklahoma — 0.5%
9,515	Munitops II, Series 2007-36, Rev., VRDO, FGIC, 4.02%, 09/06/07	9,515
28,500	Oklahoma Turnpike Authority, Second Senior Lien, Series B, Rev., VRDO, XLCA, 3.90%, 09/06/07	28,500
9,000	Payne County EDA, OSUF Phase 3 Student Project, Series B, Rev., VRDO, AMBAC, 4.01%, 09/06/07	9,000
9,475	Payne County EDA, Student Housing, OSUF Phase III Project, Rev., VRDO, AMBAC, 3.98%, 09/06/07	9,475
13,665	Puttable Floating Option Tax-Exempt Receipts, Series EC-1158, Rev., VRDO, FGIC, LIQ: Merrill Lynch Capital Services, 4.08%, 09/05/07	13,665
10,490	Tulsa County Home Finance Authority, Multi-Family Housing, Waterford Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 3.94%, 09/06/07	10,490
6,500	Tulsa Industrial Authority, Justin Industries Project, Rev., VRDO, LOC: Bank of New York, 3.99%, 09/06/07	6,500
14,665	University Hospital, Trust Receipts, Series A, Rev., VRDO, LOC: Bank of America N.A., 4.00%, 09/05/07	14,665
		101,810
	Oregon — 1.0%
5,900	Oregon Health & Science University, OHSU Medical Group Project, Series A, Rev., VRDO, LOC: Bank of New York, 3.97%, 09/05/07	5,900
5,135	Oregon State Department of Administrative Services, State Lottery, Series PT-1394, Rev., VRDO, FSA, 4.09%, 09/05/07	5,135
12,100	Oregon State Department of Transportation, Series B-2, Rev., VRDO, LIQ: Dexia Credit Local, 3.90%, 09/06/07	12,100
	Oregon State Housing & Community Services Department,
10,000	Series C, Rev., VRDO, AMT, 4.00%, 09/06/07	10,000
15,000	Series I, Rev., VRDO, AMT, 3.97%, 09/05/07	15,000
7,630	Oregon State Housing & Community Services Department, Department of Housing and Development, Covenant Retirement, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 4.01%, 09/06/07	7,630
5,000	Oregon State Housing & Community Services Department, Single-Family Mortgage Program, Series L, Rev., VRDO, 3.97%, 09/05/07	5,000
5,200	Port of Portland, Horizon Air Insured Inc., Project, Rev., VRDO, LOC: Bank of America N.A., 4.02%, 09/05/07	5,200
12,445	Portland Housing Authority, Housing Authority, Multi-Family Housing, Civic Apartments Redevelopment, Rev., VRDO, AMT, FHLMC, LOC: Wells Fargo Bank N.A., 4.02%, 09/06/07	12,445
	State of Oregon,
16,200	Series 73-F, GO, VRDO, 3.90%, 09/05/07	16,200
80,000	Series A, GO, TANS, 4.50%, 06/30/08	80,559
7,595	Series MT-229, Rev., VRDO, 4.07%, 09/05/07	7,595
21,600	State of Oregon, Veterans Welfare, Series 83, GO, VRDO, 3.93%, 09/05/07	21,600
		204,364
	Other Territories — 7.6%
	ABN AMRO Munitops Certificate Trust, Multi-State,
17,565	Series 2002-1, Rev., VRDO, AMT, 4.08%, 09/06/07	17,565
9,995	Series 2002-3, Rev., VRDO, GNMA COLL, 4.03%, 09/06/07	9,995
5,500	Series 2002-16, GO, VRDO, PSF-GTD, 4.02%, 09/06/07 (e)	5,500
4,780	Series 2002-37, Rev., VRDO, AMT, FHA, GNMA COLL, 4.07%, 09/06/07	4,780
	Clipper Tax-Exempt Certificate Trust,
1,171	Series 1999-2, COP, VRDO, AMT, 4.07%, 09/06/07	1,171
40,000	Series 2007-40, Rev., VRDO, LIQ: State Street Bank & Trust Co., 4.07%, 09/06/07	40,000
	Clipper Tax-Exempt Certificate Trust, Multi-State,
6,328	Series 2005-2, Rev., VRDO, 4.07%, 09/06/07	6,328
12,926	Series 2005-30, Rev., VRDO, 4.07%, 09/06/07	12,926
26,248	Clipper Tax-Exempt Trust, Weekly, Series 2002-9, COP, VRDO, LIQ: State Street Bank & Trust Co., 4.07%, 09/06/07	26,248
	Eagle Tax Exempt Trust,
3,620	GS Pool Trust, Series 77, Rev., VRDO, LIQ: Goldman Sachs Special Situations, 4.05%, 09/07/07	3,620

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   49

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Other Territories — Continued
	Lehman Municipal Trust Receipts,
73,055	Series 07-P12, Regulation D, Rev., VRDO, AMBAC, CIFG, MBIA, XLCA, FGIC, LIQ: Lehman Liquidity Co., 4.05%, 09/05/07	73,055
35,535	Series 07-P13, Regulation D, Rev., VRDO, AMBAC, FGIC, MBIA, XLCA, LIQ: Lehman Liquidity Co., 4.05%, 09/05/07	35,535
17,800	Series 07-P14, Regulation D, Rev., VRDO, AMBAC, XLCA, LIQ: Lehman Liquidity Co., 3.56%, 09/05/07	17,800
200,000	Series P84W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 4.15%, 09/05/07	200,000
68,360	Series P85W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 4.19%, 09/05/07	68,360
21,700	Medium Term Tax-Exempt Multifamily Housing Trust, Series MT-274, Rev., VRDO, 4.15%, 09/05/07	21,700
	Municipal Securities Pool Trust, Weekly Floating Rate Receipts,
8,045	Series SG-P-18, Rev., VRDO, LIQ: Societe Generale, 4.08%, 09/05/07	8,045
11,120	Series SG-PG-17, Rev., VAR, LIQ: Societe Generale, 4.08%, 09/05/07	11,120
	Puttable Floating Option Tax-Exempt Receipts,
291,495	Rev., VRDO, LIQ: Merrill Lynch Capital Services, 4.25%, 09/06/07	291,495
81,115	Series EC-001, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 4.18%, 09/05/07	81,115
105,685	Series EC-002, Rev., VRDO, 4.18%, 09/05/07	105,685
67,330	Series EC-003, Rev., VRDO, 4.18%, 09/05/07	67,330
280,385	Series POL-009, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 4.25%, 09/05/07	280,385
33,760	Series PPT-12, VAR, LIQ: Merrill Lynch Capital Services, 4.15%, 09/05/07	33,760
8,500	Series PPT-34, 4.25%, 09/06/07	8,500
20,410	Series PZP-016, Rev., VRDO, 4.12%, 09/05/07	20,410
28,550	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-2, Class A , Rev., VAR, LIQ: FHLMC, 4.10%, 09/05/07	28,550
9,110	SunAmerica Trust, Series 2, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 4.10%, 09/06/07	9,110
46,900	UBS Municipal Certificates, Various States, Series 07-GM01, GO, VRDO, LIQ: BNP Paribas, 4.05%, 09/06/07	46,900
33,260	Wachovia Bank Merlots/Bruts Trust, Series ON1, Rev., VRDO, 4.15%, 09/06/07	33,260
		1,570,248
	Pennsylvania — 4.0%
9,300	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series B-1, Rev., VRDO, 4.08%, 09/06/07	9,300
4,170	Berks County IDA, Kutztown University Foundation Project, Rev., VRDO, LOC: Wachovia Bank N.A., 4.00%, 09/06/07	4,170
12,890	Bucks County, IDA, Law School Admission Council, Rev., VRDO, LOC: Allied Irish Bank plc, 4.00%, 09/05/07	12,890
4,150	Chester County Health & Educational Faculties Authority, Barclay Friends Project, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 3.94%, 09/05/07	4,150
10,000	City of Philadelphia, EAGLE, Series 7-2005-0050, Class A, Rev., VRDO, FSA, LIQ: Citibank N.A., 4.04%, 09/06/07	10,000
340	City of Philadelphia, Gas Works, Series PA-1144, Rev., VRDO, FSA, 4.05%, 09/05/07	340
4,900	City of Philadelphia, IDA, 30th Street Station Project, Rev., VRDO, MBIA, LIQ: Royal Bank of Scotland, 3.75%, 10/01/07	4,900
	City of Philadelphia, Water & Wastewater Systems,
36,775	Rev., VRDO, FSA, 3.92%, 09/05/07	36,775
3,500	Series B, Rev., VRDO, AMBAC, 3.92%, 09/05/07	3,500
57,520	Series B, Rev., VRDO, FSA, 3.92%, 09/05/07	57,520
45,000	Clipper Tax-Exempt Certificate Trust, Rev., VRDO, LIQ: State Street Bank & Trust Co., 4.01%, 09/06/07	45,000
21,750	Delaware County IDA, Series PA-1295, Rev., VRDO, FGIC, 4.04%, 09/05/07	21,750
5,900	Eagle Tax Exempt Trust, Weekly, Series 2001-3801, Class A, Rev., VRDO, AMBAC, LIQ: Citibank N.A., 4.04%, 09/06/07	5,900
	Easton Area School District,
23,205	Series 1824, GO, VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 4.05%, 09/06/07	23,205
13,750	Series 7031, Class A, Rev., VRDO, FSA, LIQ: Bear Stearns Capital Markets, 4.03%, 09/06/07	13,750
11,600	Emmaus General Authority, Loan Project, Series A, Rev., VRDO, FSA, 3.98%, 09/06/07	11,600
4,040	Erie County Hospital Authority, Series 820, Rev., VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 4.05%, 09/06/07	4,040
5,000	Harrisburg Authority, Water, Series A, Rev., VRDO, FGIC, 4.02%, 09/07/07	5,000
4,500	Lehman Municipal Trust Receipts Series 07-P11, Regulation D, Rev., VRDO, AMBAC, LIQ: Lehman Liquidity Co., 4.05%, 09/05/07	4,500

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Pennsylvania — Continued
9,475	Luzerne County IDA, Series ROCS-RR-II-R-93, Rev., VRDO, AMBAC, LIQ: Citibank N.A., 4.03%, 009/06/07	9,475
13,330	Montgomery County IDA, PCR, Exelon Corp, Rev., VRDO, LOC: Wachovia Bank N.A., 4.00%, 09/05/07	13,330
	Montgomery County Redevelopment Authority, Multi-Family Housing, Brookside Manor Apartments Project,
4,710	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 3.94%, 09/06/07	4,710
1,900	Series T-2, Rev., VRDO, LIQ: FNMA, 3.94%, 09/06/07	1,900
10,000	Montgomery County Redevelopment Authority, Multi-Family Housing, Kingswood Apartments Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 3.94%, 09/06/07	10,000
6,700	North Wales Water Authority, Rev., VRDO, FSA, 3.93%, 09/06/07	6,700
36,215	Octorara Area School District, GO, VRDO, FSA, 3.98%, 09/06/07	36,215
7,600	Pennsylvania Convention Center Authority, Series PT-1224, Rev., VRDO, FGIC, LIQ: Merrill Lynch Capital Services, 4.02%, 09/04/07	7,600
45,325	Pennsylvania Economic Development Financing Authority, Series ROCS-RR-II-R-10049CE, Rev., VRDO, LIQ: Citigroup Financial Products, 4.03%, 09/06/07	45,325
3,010	Pennsylvania Energy Development Authority, B&W Ebensburg Project, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 3.98%, 09/05/07	3,010
11,600	Pennsylvania Higher Education Assistance Agency, Series B, Rev., VRDO, AMBAC, 4.07%, 09/05/07	11,600
3,700	Pennsylvania Higher Educational Faculties Authority, Philadelphia University, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 3.94%, 09/06/07	3,700
	Pennsylvania Housing Finance Agency, Single Family Mortgage,
16,300	Series 83-B, Rev., VRDO, AMT, 4.07%, 09/05/07	16,300
13,925	Series 85-B, Rev., VRDO, 4.07%, 09/05/07	13,925
17,000	Series 85-C, Rev., VRDO, 4.07%, 09/05/07	17,000
12,800	Series 86-B, Rev., VRDO, 3.95%, 09/05/07	12,800
42,285	Series 87-B, Rev., VRDO, AMT, 4.04%, 09/05/07	42,285
43,800	Series 87-C, Rev., VRDO, AMT, 4.04%, 09/05/07	43,800
1,820	Series 90-C, Rev., VRDO, 4.07%, 09/05/07	1,820
26,600	Series 91-B, Rev., VRDO, AMT, 3.95%, 09/05/07	26,600
33,670	Series 92-B, Rev., VRDO, AMT, 4.05%, 09/05/07	33,670
	Pennsylvania Turnpike Commission,
12,300	Series A-3, Rev., VRDO, 3.94%, 09/05/07	12,300
5,200	Series B, Rev., VRDO, 3.97%, 09/06/7	5,200
12,000	Philadelphia Hospitals & Higher Education Facilities Authority, Temple University Health, Series C, Rev., VRDO, LOC: PNC Bank N.A., 3.97%, 09/07/07	12,000
	Philadelphia School District,
15,685	Series ROCS-RR-II-R-10008, GO, VRDO, FGIC, LIQ: Citigroup Financial Products, 4.03%, 09/06/07	15,685
39,000	Series A, GO, LOC: Bank of America N.A., 4.50%, 09/04/07	39,242
20,000	RBC Municipal Products, Inc., Trust, Series C-5, Rev., VRDO, LIQ: Royal Bank of Canada 4.03%, 09/06/07	20,000
	Sayre Health Care Facilities Authority, VHR Pennsylvania Capital Financing Project,
3,900	Series B, Rev., VRDO, AMBAC, LIQ: Bank of New York, 4.00%, 09/15/07	3,900
945	Series F, Rev., VRDO, AMBAC, 3.98%, 09/05/07	945
11,000	Series M, Rev., VRDO, AMBAC, LIQ: Bank of New York, 4.00%, 09/05/07	11,000
10,000	Southcentral General Authority, Rev., VRDO, AMBAC, 4.02%, 09/06/07	10,000
3,760	Southcentral General Authority, Wellspan Health Obligation, Series B, Rev., VRDO, AMBAC, 3.92%, 09/05/07	3,760
30,000	UBS Municipal Certificates Various States, Rev., VRDO, LIQ: Landesbank Hessen Thueringen, 4.02%, 09/06/07	30,000
	University of Pittsburgh, University Capital Project,
15,000	Series B, Rev., VRDO, 3.90%, 09/05/07	15,000
6,500	Series C, Rev., VRDO, 4.10%, 09/05/07	6,500
3,700	York General Authority, Pooled Financing, Harrisburg Parking Facilities Improvements, Sub Series 96-C, Rev., VRDO, FSA, 4.00%, 09/06/07	3,700
		829,287
	Puerto Rico — 0.3%
25,000	Puerto Rico Aqueduct & Sewer Authority, Series ROCS-RR-II-R-1001CE, Rev., VRDO, LIQ: Citigroup Financial Products, 4.03%, 09/06/07	25,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   51

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Puerto Rico — Continued
30,000	Puerto Rico Sales Tax Financing Corp., Series 2012, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 4.07%, 09/06/07	30,000
1,300	Municipal Securities Trust Certificates, Series 7005, Class A, SO, VRDO, LIQ: Bear Stearns Capital Markets, 3.98%, 09/06/07	1,300
		56,300
	Rhode Island — 0.5%
9,990	Narragansett Bay Commission, Wastewater System, Series A, Rev., VRDO, MBIA, 3.96%, 09/05/07	9,990
4,755	Rhode Island Clean Water Finance Agency, PCR, Series PT-1535, Rev., VRDO, 4.09%, 09/05/07	4,755
3,645	Rhode Island Health & Educational Building Corp., Series PT-2253, Rev., 4.09%, 09/06/07	3,645
37,075	Rhode Island Health & Educational Building Corp., Higher Education Facilities, Brown University, Series B, Rev., VRDO, 3.95%, 09/06/07	37,075
5,600	Rhode Island Health & Educational Building Corp., Hospital Financing, Newport Hospital, Rev., VRDO, LOC: Fleet National Bank, 4.00%, 09/05/07	5,600
36,980	Rhode Island Health & Educational Building Corp., Hospital Financing Care New England, Class A, Rev., VRDO, LOC: Bank of America N.A., 3.96%, 09/05/07	36,980
2,270	Rhode Island Health & Educational Building Corp., International Institute of Rhode Island, Rev., VRDO, LOC: Fleet National Bank, 4.00%, 09/05/07	2,270
360	Rhode Island Industrial Facilities Corp., Marine Terminal, Exxon-Mobil Project, Rev., VRDO, 3.95%, 09/05/07	360
9,000	Rhode Island State & Providence Plantations, Series 720, GO, VRDO, FGIC, LIQ: Morgan Stanley Dean Witter, 4.05%, 09/06/07	9,000
3,330	Rhode Island State & Providence Plantations, Consolidated Capital Development Loan, Series B, GO, VRDO, 3.96%, 09/05/07	3,330
		113,005
	South Carolina — 1.4%
16,335	ABN AMRO Munitops Certificate Trust, Series 2004-27, Rev., VRDO, FGIC, 4.02%, 09/06/07	16,335
29,285	Charleston County School District Development Corp., GO, SCSDE, 4.25%, 09/06/07	29,364
3,000	Cherokee County, IDB, Oshkosh Truck Project, Rev., VRDO, LOC: Bank of America N.A., 4.05%, 09/05/07	3,000
15,000	Eclipse Funding Trust, Solar Eclipse, SCAGO, Series 2007-0003, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 3.81%, 09/05/07	15,000
	Greenville County School District,
25,800	GO, SCDSE, 3.99%, 09/05/07	25,800
1,350	Series 982, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 4.05%, 09/05/07	1,350
	Greenville Hospital System Board,
3,750	Series A, Rev., VRDO, AMBAC, 3.92%, 09/05/07	3,750
12,900	Series B, Rev., VRDO, AMBAC, 3.92%, 09/07/07	12,900
10,000	Series C, Rev., VRDO, AMBAC, 3.92%, 09/07/07	10,000
	Piedmont Municipal Power Agency, Electric,
28,250	Series B, Rev., VRDO, MBIA, 4.05%, 09/05/07	28,250
10,100	Series C, Rev., VRDO, MBIA, 3.93%, 09/05/07	10,100
34,975	Sub Series B-5, Rev., VRDO, MBIA, 3.93%, 09/05/07	34,975
19,600	Sub Series B-6, Rev., VRDO, MBIA, 3.95%, 09/05/07	19,600
	Puttable Floating Option Tax-Exempt Receipts,
22,545	Series EC-1145, GO, VRDO, LIQ: Merrill Lynch Capital Services, 4.06%, 09/05/07	22,545
15,795	Series EC-1146, GO, VRDO, FSA, LIQ: Merrill Lynch Capital Services, 4.08%, 09/05/07	15,795
19,235	Series EC-1155, GO, VRDO, ST AID WITHHLDG, LIQ: Merrill Lynch Capital Services, 4.06%, 09/05/07	19,235
1,100	South Carolina Educational Facilities Authority, Morris College Project, Rev., VRDO, LOC: Bank of America N.A., 4.05%, 09/06/07	1,100
900	South Carolina Jobs & EDA, Concept Packaging Group Project, Rev., VRDO, LOC: Bank of America N.A., 4.10%, 09/06/07	900
2,505	South Carolina Jobs & EDA, South Carolina Catholic Diocese Project, Rev., VRDO, LOC: Bank of America N.A., 4.05%, 09/06/07	2,505
4,600	South Carolina Jobs & EDA, Specialty Minerals Project, Rev., VRDO, LOC: Bank of New York, 4.10%, 09/05/07	4,600
4,875	South Carolina Jobs & EDA, Thompson Steel Co., Inc., Project, Rev., VRDO, LOC: Bank of America N.A., 4.05%, 09/05/07	4,875
1,450	South Carolina Jobs & EDA, Valley Proteins, Inc., Project, Rev., VRDO, LOC: U.S. Bank N.A., 4.07%, 09/06/07	1,450
5,190	South Carolina State Public Service Authority, Series PT-1525, Rev., VRDO, FSA, 4.09%, 09/05/07	5,190
		288,619

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	South Dakota — 0.1%
	South Dakota Housing Development Authority, Home Ownership Mortgage,
10,500	Series C-1, Rev., VRDO, 3.95%, 09/06/07	10,500
5,000	Series F, Rev., VRDO, 4.00%, 9/06/07	5,000
5,000	Series G, Rev., VRDO, 3.98%, 09/05/07	5,000
		20,500
	Tennessee — 3.5%
5,000	ABN AMRO Munitops Certificate Trust, Multi-State, Series 2002-25, GO, VRDO, MBIA, 4.02%, 09/06/07	5,000
	Blount County Public Building Authority, Local Government Public Improvement,
10,345	Series A-3-A, Rev., VRDO, AMBAC, 4.00%, 09/05/07	10,345
16,550	Series A-4-A, Rev., VRDO, 3.99%, 09/05/07	16,550
5,400	Series A-8-A, Rev., VRDO, AMBAC, 3.99%, 09/06/07	5,400
2,700	Series A-8-B, Rev., VRDO, AMBAC, 3.99%, 09/06/07	2,700
74,800	Series D-3-A, Rev., VRDO, 3.99%, 09/05/07	74,800
21,925	Series D-6-A, Rev., VRDO, XLCA, 4.00%, 09/05/07	21,925
24,300	Series D-8-A, Rev., VRDO, XLCA, 4.00%, 09/05/07	24,300
8,000	Series D-8-C, Rev., VRDO, XLCA, 4.00%, 09/05/07	8,000
21,250	Series D-11-A, Rev., VRDO, AMBAC CNTY GTD, 4.00%, 09/05/07	21,250
8,860	City of Memphis, Series ROCS-RR-II-6033, GO, VRDO, MBIA, LIQ: Citigroup Financial Products, 4.03%, 09/06/07	8,860
	Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Fund,
19,635	Rev., VRDO, LOC: Bank of America N.A., 3.96%, 09/05/07	19,635
6,370	Rev., VRDO, LOC: Bank of America N.A., 4.00%, 09/06/07	6,370
89,365	Enhanced Return Puttable Floating Option, Series EC-1014, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 4.11%, 09/05/07	89,365
3,000	Jackson IDB, Solid Waste Disposal, Florida Steel Corp. Project, Rev., VRDO, LOC: Bank of America N.A., 4.05%, 09/06/07	3,000
31,000	Lehman Municipal Trust Receipts, Series F6, Regulation D, Rev., VRDO, LIQ: Lehman Brothers Special Financing, 4.20%, 09/05/07	31,000
8,100	Loudon IDB, A.E. Staley Manufacturing Co. Project, Rev., VRDO, LOC: Wachovia Bank N.A., 4.00%, 09/06/07	8,100
18,990	Memphis Center City Revenue Finance Corp., Series PT-1220, Rev., VRDO, 4.07%, 09/05/07 (e)	18,990
14,475	Memphis Health Educational & Housing Facility Board, Watergrove Apartments Project,, Rev., VRDO, FHLMC, LIQ: FHLMC, 4.00%, 09/06/07	14,475
35,000	Metropolitan Government Nashville & Davidson County, Ascencion Health & Educational Facilities Board, Rev., VRDO, 3.93%, 09/05/07	35,000
9,200	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Belmont University Project, Rev., VRDO, LOC: Suntrust Bank, 4.01%, 09/05/07	9,200
14,100	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Vanderbilt University, Series B, Rev., VRDO, 3.95%, 09/06/07	14,100
2,350	Metropolitan Government Nashville & Davidson County, IDB, Country Music Hall of Fame, Rev., VRDO, LOC: Bank of America N.A., 3.97%, 09/06/07	2,350
2,895	Metropolitan Government Nashville & Davidson County, IDB, L&S LLC Project, Rev., VRDO, LOC: Bank of New York, 4.05%, 09/06/07	2,895
11,500	Metropolitan Government Nashville & Davidson County, Multifamily Housing Retreat Dry, Rev., VRDO, LOC: Citibank N.A., 4.01%, 09/06/07	11,500
122,005	Montgomery County Public Building Authority, Tennessee County Loan Pool, Rev., VRDO, LOC: Bank of America N.A., 3.96%, 09/05/07	122,005
5,695	Puttable Floating Option Tax-Exempt Receipts, Series EC-004, Rev, VRDO, 4.18%, 09/06/07	5,695
	Sevier County Public Building Authority, Local Government Public Improvement,
1,500	Series II-A-1, Rev., VRDO, AMBAC, 3.99%, 09/06/07	1,500
2,500	Series II-A-2, Rev., VRDO, AMBAC, 3.99%, 09/06/07	2,500
6,000	Series II-C-2, Rev., VRDO, AMBAC, 3.99%, 09/06/07	6,000
775	Series II-D-3, Rev., VRDO, AMBAC, 3.99%, 09/06/07	775
2,700	Series III-B-3, Rev., VRDO, AMBAC, 3.99%, 09/06/07	2,700

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   53

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Tennessee — Continued
8,800	Series III-C-5, Rev., VRDO, AMBAC, 3.99%, 09/06/07	8,800
1,600	Series III-D-3, Rev., VRDO, AMBAC, 3.99%, 09/06/07	1,600
2,500	Series III-E-3, Rev., VRDO, AMBAC, LIQ: Landesbank Hessen-Thueringen, 3.79%, 06/07/07	2,500
25,620	Series III-F, Rev., VRDO, AMBAC, LIQ: Landesbank Hessen Thueringen, 3.99%, 09/06/07	25,620
12,175	Series VI-B-1, Rev., VRDO, 4.00%, 09/05/07	12,175
4,075	Series VI-C-3, Rev., VRDO, AMBAC, 4.00%, 09/05/07	4,075
6,800	Series V1-D2, Rev., Adj., AMBAC, 4.00%, 09/05/07	6,800
18,325	Series VI-F-1, Rev., VRDO, XLCA, 4.00%, 09/05/07	18,325
9,550	Series VI-G-1, Rev., VRDO, XLCA, 4.00%, 09/05/07	9,550
15,675	Series V1-H-1, Rev., VRDO, AMBAC, 4.00%, 09/05/07	15,675
15,000	Sevierville Public Building Authority, Government Public Improvement, Rev., VRDO, XLCA, 3.99%, 09/04/07	15,000
4,905	Shelby County Health, Educational & Housing Facilities Board, Rhodes College, Rev., VRDO, LOC: Bank of America N.A., 3.98%, 09/06/07	4,905
		731,310
	Texas — 8.8%
	ABN AMRO Munitops Certificate Trust,
17,990	Series 2005-45, Rev., VRDO, 3.65%, 11/08/07	17,990
9,945	Series 2006-54, GO, VRDO, PSF-GTD, 4.02%, 09/06/07	9,945
6,192	Series 2006-77, GO, VRDO, PSF-GTD, 4.05%, 09/06/07	6,192
19,010	Series 2007-14, GO, VRDO, MBIA, 4.02%, 09/06/07	19,010
	ABN AMRO Munitops Certificate Trust, Multi-State,
13,280	Series 2000-10, VAR, MBIA, 4.00%, 09/06/07 (e)	13,280
16,685	Series 2000-13, Rev., VRDO, PSF-GTD, 4.00%, 09/06/07	16,685
11,000	Series 2001-26, GO, VRDO, PSF-GTD, 4.00%, 09/06/07	11,000
37,480	Aldine Independent School District, School Buildings, GO, VRDO, PSF-GTD, 3.75%, 06/18/08	37,480
28,495	Austin Trust, Various States, Series 2007-334, Rev., VRDO, LIQ: Bank of America N.A., 4.03%, 09/06/07	28,495
9,100	Bexar County Housing Finance Authority, Multi-Family Housing, Altamonte Apartment Projects, Rev., VRDO, FNMA, LIQ: FNMA, 3.99%, 09/05/07	9,100
6,515	Brazos River Authority, PCR, Series PT-679, Rev., VRDO, MBIA, 4.09%, 09/04/07	6,515
12,900	Capital Area Housing Finance Corp., Series ROCS-RR-II-R-773CE, Rev., VRDO, LIQ: Citigroup Financial Products, 4.10%, 09/06/07	12,900
48,890	City of Austin, Hotel Occupancy Tax, Sub Lien, Rev., VRDO, CIFG, 4.05%, 09/06/07	48,890
24,465	City of Austin, Water & Wastewater Systems, Merlots, Series LLL, Rev., VRDO, MBIA, 4.02%, 09/05/07	24,465
17,500	City of Houston, Airport Systems, Floating Rate Receipts, Series SG-149, Rev., VRDO, FSA, LIQ: Societe Generale, 4.00%, 09/07/07	17,500
11,000	City of Houston, Airport Systems, Sub Lien, Series A, Rev., VRDO, AMT, FSA, 3.99%, 09/06/07	11,000
78,900	City of Katy, Independent School District, CSH Building, Series C, GO, VRDO, PSF-GTD, 3.98%, 09/06/07	78,900
11,100	City of Richardson, Refinancing & Improvement, GO, VRDO, 3.78%, 06/16/08	11,100
	City of San Antonio, Electric & Gas,
10,420	Series PT-1498, Rev., VRDO, 4.07%, 09/05/07	10,420
24,200	Series SG-104, Rev., VRDO, LIQ: Societe Generale, 3.96%, 09/05/07	24,200
4,195	Series SG-105, GO, LOC: Societe Generale, 4.02%, 09/06/07	4,195
11,000	City of San Antonio, Electric & Gas, Systems, Junior Lien, Rev., VRDO, 4.08%, 09/05/07	11,000
3,000	City of San Antonio, Municipal Drainage Utilities, Series 1089, Rev., VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 4.05%, 09/06/07	3,000
6,435	City of San Antonio, Water, Series SG-159, Rev., VRDO, FSA, 4.00%, 09/06/07	6,435
10,000	City of Tyler, Municipal Securities Trust Receipts, Waterworks & Sewer, Series SGA-112, Rev., VRDO, FGIC, LIQ: Societe Generale, 4.00%, 09/05/07	10,000

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — Continued
8,719	Collin County Housing Finance Corp., Multi-Family Housing, Preston Bend Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 4.00%, 09/05/07	8,719
19,040	Crawford Education Facilities Corp., Higher Education, Southwestern University Project, Series B, Rev., VRDO, 3.98%, 09/06/07	19,040
5,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., Flight Safety Project, Rev., VRDO, 4.02%, 09/06/07	5,000
10,500	Eclipse Funding Trust, Solar Eclipse, City of Waco, Series 2007-0040, Rev., VRDO, MBIA, LIQ: U.S. Bank N.A., 4.03%, 09/06/07	10,500
11,170	Eclipse Funding Trust, Solar Eclipse, El Paso, Series 2006-0032, GO, VRDO, AMBAC, LIQ: U.S. Bank N.A., 4.05%, 09/06/07	11,170
9,960	Eclipse Funding Trust, Solar Eclipse, Keller, Series 2006-0056, GO, VRDO, MBIA, PSF-GTD, LIQ: U.S. Bank N.A., 4.03%, 09/06/07	9,960
13,825	Eclipse Funding Trust, Solar Eclipse, North, Series 2006-0058, GO, VRDO, MBIA-IBC, PSF-GTD, LIQ: U.S. Bank N.A., 4.03%, 09/06/07	13,825
5,000	Greater East Texas Higher Education Authority, Series B, Rev., VRDO, LOC: State Street Bank & Trust Co., 4.05%, 09/07/07	5,000
39,350	Greater Texas Student Loan Corp., Series A, Rev., VRDO, LOC: State Street Bank & Trust Co., 4.05%, 09/06/07	39,350
	Gulf Coast Waste Disposal Authority, ExxonMobil Project,
1,200	Rev., VRDO, 4.00%, 09/06/07	1,200
51,035	Series K43W, Regulation D, GO, VRDO, PSF-GTD, LIQ: Lehman Liquidity Co., 4.15%, 09/05/07	51,035
5,000	Harlandale Independent School District, Municipal Securities Trust Receipts, Series SGA-100, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 4.02%, 09/06/07	5,000
2,885	Harris County, Series ROCS-RR-II-R-1029, Rev., VRDO, FSA, LIQ: Citigroup Financial Products, 4.03%, 09/07/07	2,885
9,580	Harris County Health Facilities Development Authority, Series PT-2350, Rev., VRDO, 4.04%, 09/06/07	9,580
5,100	Hays Memorial Health Facilities Development Corp., Central Texas Medical Center Project, Series A, Rev., VRDO, LOC: Suntrust Bank N.A., 4.00%, 09/07/07	5,100
29,245	Houston Higher Education Finance Corp., Floating Rate Receipts, Series SG-139, Rev., VRDO, 4.02%, 09/06/07	29,245
28,685	Houston Independent School District, Series ROCS-RR-II-R-408, GO, VRDO, PSF-GTD, LIQ: Citibank N.A., 4.03%, 09/07/07	28,685
20,840	Lamar Consolidated Independent School District, School House, GO, VRDO, PSF-GTD, 3.62%, 09/07/07	20,840
5,695	Leander Independent School District, Series ROCS-RR-II-R-2143, GO, VRDO, PSF-GTD, LIQ: Citigroup Financial Products, 4.03%, 09/06/07	5,695
17,000	Lewisville Independent School District, Municipal Securities Trust Receipts, Series SGA-134, GO, VRDO, LIQ: Societe Generale, 4.02%, 09/05/07 (e)	17,000
19,425	Lower Colorado River Authority, Series PA-590, Rev., VRDO, FSA, LIQ: Merrill Lynch Capital Services, 4.06%, 09/04/07	19,425
3,080	Lower Neches Valley Authority Industrial Development Corp., Exempt Facilities, Sub Series B-2, Rev., VRDO, 4.00%, 09/05/07	3,080
20,595	Lufkin Health Facilities Development Corp., Memorial Hospital, Rev., VRDO, LOC: Wachovia Bank N.A., 3.98%, 09/05/07	20,595
5,455	Mansfield Independent School District, Municipal Securities Trust Receipts, Series SGA-129, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 4.02%, 09/05/07 (e)	5,455
5,290	Mission Consolidated Independent School District, Municipal Securities Trust Receipts, Series SGA-105, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 4.02%, 09/05/07	5,290
	Municipal Securities Trust Certificates,
10,500	Series 2006-260, Class A, GO, VRDO, MBIA, LIQ: Bear Stearns Capital Markets, 4.03%, 09/06/07	10,500
12,750	Series 7062, Class A, Rev., VRDO, LIQ: Bear Stearns Capital Markets., 4.03%, 09/06/07	12,750
17,050	New Caney Independent School District, Floating Rate Certificates, Series SG-142, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 4.00%, 09/06/07	17,050
7,800	North Central Texas Health Facility Development Corp., Series PT-1411, Rev., VRDO, AMBAC, 4.09%, 09/05/07	7,800
20,000	North East Independent School District, Floater Certificates, Series SG-143, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 4.00%, 09/06/07	20,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   55

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — Continued
	North Texas Higher Education Authority,
10,100	Series A, Rev., VRDO, AMBAC, 4.10%, 09/05/07	10,100
13,000	Series A, Rev., VRDO, AMT, AMBAC, 4.10%, 09/05/07	13,000
15,680	Series A, Rev., VRDO, LOC: Bank of America N.A., 4.10%, 09/05/07	15,680
10,000	Series A, Rev., VRDO, LOC: Lloyds TSB Bank plc, 4.10%, 09/05/07	10,000
9,000	Series C, Rev., VRDO, AMBAC, 4.10%, 09/05/07	9,000
20,000	North Texas Toll Way Authority, Interest Accrual, Series C, Rev., VRDO, FGIC, 3.95%, 09/05/07	20,000
	Panhandle-Plains Higher Education Authority, Inc.,
2,100	Series A, Rev., VRDO, MBIA, 3.99%, 09/05/07	2,100
3,300	Series B, Rev., VRDO, MBIA, 3.99%, 09/05/07	3,300
4,500	Panhandle-Plains Higher Education Authority, Inc., Student Loans, Series A, Rev., VRDO, MBIA, 3.99, 09/05/07	4,500
17,600	Pasadena Independent School District, Series A, GO, VRDO, PSF-GTD, 3.98%, 09/06/07	17,600
11,735	Pharr San Juan Alamo Independent School District, Municipal Securities Trust Receipts, Series SGA-101, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 4.02%, 09/05/07	11,735
	Puttable Floating Option Tax-Exempt Receipts,
22,475	Series EC-1113, GO, VRDO, LIQ: Merrill Lynch Capital Services, 4.08%, 09/05/07	22,475
45,390	Series PA-1462, Rev., VRDO, 4.12%, 09/05/07	45,390
10,080	Round Rock Independent School District, Series ROCS-RR-II-R-10145, GO, VRDO, LIQ: Citibank N.A., 4.09%, 09/05/07	10,080
7,330	Southwest Independent School District, Series DB-142, GO, VRDO, PSF-GTD, LIQ: Deutsche Bank AG, 4.02%, 09/05/07	7,330
358,000	State of Texas, GO, 4.50%, 08/28/08	360,716
	State of Texas, EAGLE,
20,000	Series 2007-0082, Class A, GO, VRDO, LIQ: Bayerische Landesbank, 4.02%, 09/06/07	20,000
50,000	Series 2007-0090, Class A, GO, VRDO, LIQ: DZ Bank AG Deutsche, 4.02%, 09/06/07	50,000
	State of Texas, College Student Loan,
36,545	TRAN, GO, VRDO, 3.75%, 08/01/08	36,545
50,000	State of Texas, Mobility Fund, Series B, GO, VRDO, 3.97%, 09/05/07	50,000
11,000	State of Texas, Mobility Fund, Multimodal, Series B, GO, VRDO, 3.52%, 09/05/07	11,000
7,700	State of Texas, Veterans Housing Assistance, Series A-1, GO, VRDO, LIQ: Texas State Treasurer, 4.18%, 09/05/07	7,700
	State of Texas, Veterans Housing Assistance Fund,
20,000	Series II-A, GO, VRDO, 3.97%, 09/05/07	20,000
7,950	Series II-A, GO, VRDO, 3.99%, 09/05/07	7,950
20,215	Series II-B, GO, VRDO, 3.97%, 09/05/07	20,215
13,845	Series II-B, GO, VRDO, 4.00%, 09/05/07	13,845
14,030	Strategic Housing Finance Corp., Series ROCS-RR-II-R-700CE, Rev., VRDO, LIQ: Citigroup Financial Products, 4.07%, 09/06/07	14,030
8,700	Tarrant County Housing Finance Corp., Multi-Family Housing, Remington Project, Rev., VRDO, FNMA, LIQ: FNMA, 3.94%, 09/05/07	8,700
5,000	Texas Department of Housing & Community Affairs, Multi-Family Housing, Post Oak East Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 4.00%, 09/06/07	5,000
10,250	Texas Department of Housing & Community Affairs, Multi-Family Housing, Reading, Senior, Rev., VRDO, FHLMC, LIQ: FHLMC, 4.00%, 09/06/07	10,250
50,000	Texas Department of Housing & Community Affairs, Single Family Housing, Series A, Rev., VRDO, AMT, GNMA/FNMA, 4.00%, 09/06/07	50,000
10,100	Texas Department of Housing & Community Affairs, Single Family Mortgage, Series B, Rev., VRDO, AMT, FSA, 4.10%, 09/05/07	10,100
1,060	Texas Department of Housing & Community Affairs, Multi-Family Housing, Timber Point Apartments, Series A-1, Rev., VRDO, FHLMC, LIQ: FHLMC, 4.05%, 09/05/07	1,060
8,000	Texas Department of Housing & Community Affairs, Terraces Cibolo, Rev., VRDO, LOC: Citibank N.A., 4.01%, 09/05/07	8,000
26,265	Texas Small Business Industrial Development Corp., Public Facilities Capital Access, Rev., VRDO, LOC: Bank of America N.A., 4.08%, 09/05/07	26,265
12,445	Texas State Affordable Housing Corp., Multi Family Housing, Series 1315, Rev., VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 4.09%, 09/06/07	12,445
5,485	Trinity River Authority, Series ROCS-RR-II-R-2006, Rev., VRDO, MBIA, LIQ: Citigroup Financial Products, 4.03%, 09/05/07	5,485
5,225	University of Texas, Series 2003-19, Rev., VRDO, LIQ: BNP Paribas, 4.09%, 09/05/07	5,225

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — Continued
7,744	Victoria County, Series 959, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 4.05%, 09/06/07	7,743
		1,835,035
	Utah — 1.5%
	Central Utah Water Conservancy District,
19,100	Series A, GO, VRDO, AMBAC, 4.01%, 09/05/07	19,100
65,400	Series B, GO, VRDO, AMBAC, 4.01%, 09/05/07	65,400
13,400	Series B, Rev., VRDO, AMBAC, 4.01%, 09/05/07	13,400
	Intermountain Power Agency,
20,000	Series E, Rev., VRDO, AMBAC, 3.65%, 12/03/07	20,000
15,845	Series F, Rev., VRDO, AMBAC, 3.65%, 12/03/07	15,845
28,950	Sub Series B, Rev., VRDO, FGIC, 4.00%, 09/05/07	28,950
15,000	Municipal Securities Trust Certificates, Series 2007-340, Class A, Rev., VRDO, MBIA, LIQ: Bear Stearns Capital Markets, 4.03%, 09/06/07	15,000
28,560	University of Utah, Floating Rate Trust Receipts, Series N-15, Regulation D, Rev., VRDO, MBIA, 4.15%, 09/05/07	28,560
	Utah Housing Corp., Single Family Mortgage,
12,000	Series B-1, Rev., VRDO, LIQ: Depfa Bank plc, 4.20%, 09/05/07	12,000
4,400	Series C-1, Class I, Rev., VRDO, 4.20%, 09/05/07	4,400
6,510	Series D-1, Rev., VRDO, AMT, 4.20%, 09/05/07	6,510
12,500	Series E, Class I, Rev., VRDO, LIQ: Bayerische Landesbank, 4.20%, 09/05/07	12,500
6,840	Series E-1, Class I, Rev., VRDO, 4.20%, 09/05/07	6,840
6,705	Series E-1, Rev., VRDO, AMT, LIQ: Bayerische Landesbank, 4.20%, 09/05/07	6,705
7,730	Series F, Class I, Rev., VRDO, LIQ: Bayerische Landesbank, 4.20%, 09/05/07	7,730
4,935	Series F-2, Class I, Rev., VRDO, 4.20%, 09/05/07	4,935
13,830	Series I, Rev., VRDO, LIQ: Bayerische Landesbank, 4.20%, 09/05/07	13,830
20,000	Utah State Board of Regents, Series W, Rev., VRDO, AMT, AMBAC, 4.10%, 09/05/07	20,000
2,000	Utah State Board of Regents, Weekly, Series L, Rev., VRDO, AMT, AMBAC, 4.10%, 09/05/07	2,000
10,680	Weber County, IHC Health Services, Series A, Rev., VRDO, 3.95%, 09/04/07	10,680
		314,385
	Vermont — 0.3%
	Vermont Educational & Health Buildings Financing Agency, Hospital, VHA New England,
5,900	Series D, Rev., VRDO, AMBAC, 3.98%, 09/05/07	5,900
8,300	Series G, Rev., VRDO, AMBAC, LIQ: Bank of New York, 4.00%, 09/05/07	8,300
6,805	Vermont Educational & Health Buildings Financing Agency, St Johnsbury Academy Project, Rev., VRDO, LOC: Allied Irish Bank plc, 3.99%, 09/06/07	6,805
	Vermont Housing Finance Agency, Single Family,
10,240	Series 21A, Rev., VRDO, AMT, FSA, 4.10%, 09/05/07	10,240
11,200	Series 22, Rev., VRDO, AMT, FSA, 4.10%, 09/05/07	11,200
12,945	Series 25A, Rev., VRDO, AMT, FSA, 4.10%, 09/05/07	12,945
	Vermont Student Assistance Corp.,
5,000	Rev., VRDO, LOC: State Street Bank & Trust Co., 3.76%, 10/01/07	5,000
10,000	Senior Series QQ, Rev., VRDO, AMBAC, 4.10%, 09/05/07	10,000
		70,390
	Virginia — 1.7%
8,000	Chesapeake Hospital Authority, Hospital Facilities, Chesapeake General Hospital, Series A, Rev., VRDO, LOC: Suntrust Bank, 4.02%, 09/05/07	8,000
7,750	City of Alexandria, IDA, Pooled Loan Program, Series A, Rev., VRDO, LOC: Bank of America N.A., 3.98%, 09/06/07	7,750
17,955	Clipper Tax-Exempt Certificate Trust, Series 2005-38, Rev., VRDO, 3.99%, 09/06/07	17,955
	Fairfax County IDA, Inova Health Systems Project,
20,800	Series A-1, Rev., VRDO, 3.91%, 09/05/07	20,800
46,810	Series C-2, Rev., VRDO, 3.91%, 09/05/07	46,810
9,000	James City County IDA, Housing Chambrel Project, Rev., VRDO, FNMA, LIQ: FNMA, 3.94%, 09/06/07	9,000
10,325	Lehman Municipal Trust Receipts Series F4, Regulation D, Rev., VRDO, LIQ: Lehman Brothers Special Financing, 4.20%, 09/05/07	10,325
21,905	Loudoun County IDA, Howard Hughes Medical, Series D, Rev., VRDO, 4.05%, 09/05/07	21,905
	Lynchburg IDA, VHA Mid-Atlantic/Capital,
3,600	Series D, Rev., VRDO, AMBAC, 4.00%, 09/05/07	3,600
200	Series G, Rev., VRDO, AMBAC, 3.96%, 09/05/07	200

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   57

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Virginia — Continued
	Municipal Securities Trust Certificates,
11,060	Series 2001-130, Class A, Rev., VRDO, MBIA, LIQ: Bear Stearns Capital Markets, 4.00%, 09/05/07 (e)	11,060
14,850	Series 3078, Class A, Rev., VRDO, LIQ: Bear Stearns Capital Markets, 4.00%, 09/05/07	14,850
	Puttable Floating Option Tax-Exempt Receipts,
18,205	Series MT-433, Rev., VRDO, 4.12%, 09/05/07	18,205
41,995	Series MT-446, Rev., VRDO, LIQ: Bayerische Landesbank, 4.05%, 09/05/07	41,995
8,770	Richmond IDA, Education Facilities, Church Schools, Rev., VRDO, LOC: Suntrust Bank, 3.98%, 09/05/07	8,770
5,000	University of Virginia, EAGLE, Series 2006-0017, Rev., VRDO, LIQ: Citibank N.A., 4.04%, 09/06/07	5,000
13,800	Virginia College Building Authority, University Richmond Project, Rev., VRDO, 3.98%, 09/05/07	13,800
5,681	Virginia Commonwealth Transportation Board, Series 727, Rev., VRDO, LIQ: Morgan Stanley Dean Witter, 4.05%, 09/06/07	5,680
23,590	Virginia Commonwealth Transportation Board, Floating Rate Receipts, Series SG-137, Rev., VRDO, LIQ: Societe Generale, 4.03%, 09/05/07	23,590
40,000	Virginia Housing Development Authority, Draw Down, Sub Series A-2, Rev., VRDO, 3.95%, 09/18/07	40,000
13,300	Virginia Public Building Authority, Series D, Rev., VRDO, 3.92%, 09/06/07	13,300
4,880	Virginia Public School Authority, Series ROCS-RR-II-R-4050, Rev., VRDO, LIQ: Citigroup Financial Products, 4.03%, 09/06/07	4,880
5,415	Virginia Resources Authority, Infrastructure, Series ROCS-RR-II-R-249, Rev., VRDO, LIQ: Citibank N.A., 4.03%, 09/06/07	5,415
		352,890
	Washington — 1.0%
10,750	ABN AMRO Munitops Certificate Trust, Multi-State, Series 2004-8, GO, VRDO, AMBAC, 3.65%, 11/08/07	10,750
11,750	City of Seattle, Municipal Light & Power, Series PT-1421, Rev., VRDO, FSA, 4.06%, 09/05/07	11,750
	City of Seattle, Municipal Light & Power, Municipal Securities Trust Receipts,
13,200	Series SGA-96, Rev., VRDO, MBIA, LIQ: Societe Generale, 4.00%, 09/05/07	13,200
4,000	Series SGA-142, GO, VRDO, LIQ: Societe Generale, 4.02%, 09/05/07	4,000
	Eclipse Funding Trust, Solar Eclipse, Washington,
15,545	Series 2005-0001, GO, VRDO, FSA, LIQ: U.S. Bank N.A., 4.03%, 09/06/07	15,545
11,000	Series 2006-0009, GO, VRDO, FSA, LIQ: U.S. Bank N.A., 4.05%, 09/06/07	11,000
6,995	Energy Northwest Electric, Series PT-734, Rev., VRDO, MBIA, 4.03%, 09/05/07	6,995
8,405	Grant County Public Utility District No. 2; Priest Rapids, Series ROCS-RR-II-R-4088, Rev., VRDO, MBIA, LIQ: Citigroup Financial Products, 4.03%, 09/07/07	8,405
5,250	King County, Series ROCS-RR-II-R-1028, GO, VRDO, FSA, LIQ: Citigroup Financial Products, 4.03%, 09/06/07	5,250
12,000	King County, Sewer, Series 1200, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 4.05%, 09/06/07	12,000
9,795	Municipal Securities Trust Certificates, Series 2000-101, Class A, VRDO, FGIC, LIQ: Bear Stearns Capital Markets, 4.00%, 09/05/07 (e)	9,795
	Port of Seattle,
4,430	Series PT-728, Rev., VRDO, FGIC, 4.09%, 09/05/07	4,430
8,000	Sub Lien, Rev., VRDO, AMT, LOC: Fortis Bank N.V., 4.10%, 09/05/07	8,000
945	Seattle Housing Authority, Low Income Housing Assistance, Bayview Manor Project, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 4.05%, 09/06/07	945
9,815	Skagit County Public Hospital District No. 1, Series ROCS-RR-II-R-2126, GO, VRDO, MBIA, LIQ: Citigroup Financial Products, 4.03%, 09/06/07	9,815
6,030	Skagit County Public Hospital District No. 2, Series PT-2410, GO, VRDO, MBIA, 4.09%, 09/05/07	6,030
12,100	Snohomish County Public Hospital District No. 2, Stevens Healthcare, GO, VRDO, LOC: Bank of America N.A., 3.98%, 09/05/07	12,100
3,900	Snohomish County Public Utility District No 1, Series A-2, Rev., VRDO, FSA, 3.92%, 09/05/07	3,900
16,600	Snohomish County Public Utility District No.1, Generation Systems, Series A, Rev., VRDO, FSA, 3.92%, 09/05/07	16,600
5,000	Washington Economic Development Finance Authority, Novelty Hill Properties LLC, Series C, Rev., VRDO, 4.08%, 09/06/07	5,000

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Washington — Continued
4,000	Washington Health Care Facilities Authority, Swedish Health Services, Rev., VRDO, LOC: Citibank N.A., 4.02%, 09/05/07	4,000
2,545	Washington State Housing Finance Commission, Multi-Family Housing, Granite Falls Assisted Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A, 4.05%, 09/06/07	2,545
2,780	Washington State Housing Finance Commission, Spokane Community College Foundation, Series A, Rev., VRDO, LOC: Bank of America N.A., 3.90%, 09/04/07	2,780
15,945	Washington State Housing Finance Commission, YMCA Snohomish County Project, Rev., VRDO, LOC: Bank of America N.A., 3.96%, 09/05/07	15,945
12,675	Washington State Public Power Supply System, Project No. 3 Electric, Series 3A, Rev., VRDO, MBIA, 3.90%, 09/05/07	12,675
		213,455
	West Virginia — 0.3%
19,615	Eclipse Funding Trust, Solar Eclipse, Series 2006-0132, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 4.03%, 09/06/07	19,615
3,000	Municipal Securities Trust Certificates, Series 9026, Class A, Rev., VRDO, MBIA, LIQ: Bear Stearns Capital Markets, 4.03%, 09/06/07	3,000
2,405	West Virginia EDA, IDR, Gemark Services, Rev., VRDO, LOC: Bank of New York, 4.10%, 09/06/07	2,405
5,765	West Virginia State Building Commission, Series PA-520, 4.09%, 09/07/07	5,765
	West Virginia State Hospital Finance Authority, VHA Mid-Atlantic/Capital,
4,000	Series C, Rev., VRDO, AMBAC, 3.98%, 09/05/07	4,000
5,700	Series D, Rev., VRDO, AMBAC, 3.98%, 09/05/07	5,700
5,000	Series E, Rev., VRDO, AMBAC, 3.98%, 09/05/07	5,000
9,200	Series G, Rev., VRDO, AMBAC, 4.00%, 09/05/07	9,200
7,100	Series H, Rev., VRDO, AMBAC, 4.00%, 09/05/07	7,100
9,670	West Virginia State Parkways Economic Development & Tourism Authority, Rev., VRDO, FGIC, 3.91%, 09/05/07	9,670
		71,455
	Wisconsin — 0.8%
21,000	City of Milwaukee, Series V8, GO, VRDO, 3.96%, 09/05/07	21,000
	Dane County,
6,855	Series ROCS-RR-II-R-2003, GO, VRDO, LIQ: Citigroup Financial Products, 3.70%, 09/06/07	6,855
5,725	Series ROCS-RR-II-R-4504, GO, VRDO, LIQ: Citigroup Financial Products, 4.03%, 09/06/07	5,725
1,230	Eagle Tax Exempt Trust, Option Mode, Weekly, Series 1994-4904, GO, VRDO, LIQ: Citibank N.A., 4.07%, 09/06/07	1,230
14,455	Municipal Securities Trust Certificates, Series 1999-70, Class A, Rev., VRDO, FSA, LIQ: Bear Stearns Capital Markets, 4.03%, 09/06/07 (e)	14,455
36,000	State of Wisconsin, Operating Notes, Rev., 4.50%, 06/16/08	36,208
	Wisconsin Housing & EDA,
4,000	Series A, Rev., VRDO, 4.02%, 09/05/07	4,000
22,575	Series C, Rev., VRDO, 4.00%, 09/05/07	22,575
3,730	Series D, Rev., VRDO, MBIA, AMT, LIQ: FHLB, 3.94%, 09/05/07	3,730
6,605	Series E, Rev., VRDO, 4.00%, 09/05/07	6,605
3,405	Series E, Rev., VRDO, FSA, 3.95%, 09/05/07	3,405
3,325	Series E, Rev., VRDO, MBIA, AMT, LIQ: FHLB, 3.94%, 09/05/07	3,325
5,130	Series F, Rev., VRDO, MBIA, AMT, LIQ: FHLB, 3.94%, 09/05/07	5,130
4,065	Series G, Rev., VRDO, MBIA, AMT, LIQ: FHLB, 3.94%, 09/05/07	4,065
17,095	Series H, Rev., VRDO, MBIA, AMT, LIQ: FHLB, 3.94%, 09/05/07	17,095
5,040	Series I, Rev., VRDO, MBIA, AMT, LIQ: FHLB, 3.87%, 09/05/07	5,040
9,800	Wisconsin State Health & Educational Facilities Authority, University of Wisconsin Medical Foundation, Rev., VRDO, LOC: LaSalle Bank N.A., 3.88%, 09/05/07	9,800
		170,243
	Wyoming — 0.4%
95,000	Campbell County IDR, Two Electronic Power Generation Station Project, Rev., VAR, 3.80%, 11/30/07	95,000
	Total Municipal Bonds (Cost $19,611,485)	19,611,485

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   59

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Repurchase Agreements — 0.7%
150,000	Goldman Sachs & Co., 4.85%, dated 08/31/07, due 09/04/07, repurchase price $150,081, collateralized by U.S. Government Agency Mortgages with a value of $154,500. (m) (Cost $150,000)	150,000
U.S. Government Agency Securities — 0.7%
149,947	Federal Home Loan Bank, DN, 4.20%, 09/04/07 (n) (Cost $149,947)	149,947
	Total Investments — 100.5% (Cost $20,833,951)*	20,833,951
	Liabilities in Excess of Other Assets — (0.5)%	(95,819)
	NET ASSETS — 100.0%	$20,738,132

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — 5.1% (n)
	District of Columbia — 0.6%
20,000	Metropolitan Washington Airports Authority, LOC: Bank of America, 3.73%, 09/12/07	20,000
	Florida — 0.7%
25,255	Sunshine State Municipal, LIQ: Depfa Bank plc, 3.75%, 12/03/07	25,255
	Indiana — 1.0%
34,000	Indiana Development Finance Authority, LOC: Landes Bank Hessen-Thueringen, 3.68%, 11/01/07	34,000
	Michigan — 0.3%
10,500	State of Michigan, LOC: Landes Bank Hessen-Thueringen, 3.83%, 3.67%, 10/17/07	10,500
	Minnesota — 0.7%
25,500	City of Rochester, Minnesota Health Care Facilities (Mayo Clinic), Series D, LIQ: Wells Fargo Bank N.A., 3.70%, 10/01/07	25,500
	Ohio — 0.6%
	Cuyahoga County,
11,000	LIQ: Bank of America, 3.64%, 09/05/07	11,000
10,000	LIQ: Bank of America, 3.68%, 09/06/07	10,000
		21,000
	Texas — 0.7%
25,200	Texas Municipal Power Agency, Rev., VRDO, 3.68%, 09/05/07	25,200
	Utah — 0.3%
7,700	Intermountain Power Agency, 3.72%, 10/11/07	7,700
	Washington — 0.2%
8,000	Metropolitan Washington Airports Authority, 3.75%, 09/18/07	8,000
	Total Commercial Paper (Cost $177,155)	177,155
Daily Demand Notes — 12.5%
	Alabama — 0.3%
10,200	Southeast Alabama Gas District, Supply Project, Series A, Rev., VRDO, 3.98%, 09/04/07	10,200
750	Decatur IDB, Amoco Chemical Co. Project, Rev., VRDO, 4.00%, 09/04/07	750
		10,950
	Alaska — 0.8%
	Alaska Industrial Development & Export Authority,
10,655	Series A, Rev., VRDO, AMBAC, 4.00%, 09/04/07	10,655
16,440	Series B, Rev., VRDO, AMBAC, 4.00%, 09/04/07	16,440
		27,095
	California — 0.7%
3,995	Abag Finance Authority for Nonprofit Corps., Charleston Project, Series 899, Rev., VRDO, LOC: Lasalle Bank N.A., 3.93%, 09/04/07 (m)	3,995
10,000	California Pollution Control Financing Authority, Atlantic Richfield Co. Project, Series A, Rev., VRDO, AMT, 3.95%, 09/04/07	10,000
12,100	Regional Airports Improvement Corp., Los Angeles International Airport, Rev., VRDO, LOC: Societe Generale, 4.02%, 09/04/07	12,100
		26,095
	Illinois — 0.3%
11,815	Will County, ExxonMobil Project, Rev., VRDO, 4.00%, 09/04/07	11,815
	Indiana — 0.2%
5,125	City of Whiting, Industrial Sewer & Solid Waste Disposal, AMOCO Oil Co. Project, Rev., VRDO, 4.00%, 09/04/07	5,125
	Kentucky — 2.4%
	Louisville & Jefferson County, Regional Airport Authority, UPS Worldwide Forwarding,
27,350	Series A, Rev., VRDO, AMT, 4.00%, 09/04/07	27,350
22,800	Series C, Rev., VRDO, 3.95%, 09/04/07	22,800
33,900	Louisville Regional Airport Authority, OH LLC Project, Series A, Rev., VRDO, 4.00%, 09/04/07	33,900
		84,050
	Louisiana — 1.1%
23,400	Louisiana Public Facilities Authority, Air Products & Chemical Project, Rev., VRDO, AMT, 4.03%, 09/04/07	23,400
15,500	St. Bernard Parish, Exempt Facilities, Mobile Oil, Rev., VRDO, 4.00%, 09/04/07	15,500	>
		38,900
	Michigan — 1.2%
	Michigan State Housing Development Authority,
25,525	Series A, Rev., VRDO, AMT, FSA, 4.00%, 09/04/07	25,525
3,130	Series C, Rev., VRDO, AMT, FSA, 4.00%, 09/04/07	3,130
	Municipal Securities Trust Certificates,
2,350	Series 2001-166, Class A, Rev., VRDO, FSA, LIQ: Bear Stearns Capital Markets, 4.00%, 09/04/07	2,350
10,270	Series 2006-277, Class A, Rev., VRDO, FGIC, LIQ: Bear Stearns Capital Markets, 4.00%, 09/04/07	10,270
		41,275

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   61

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Daily Demand Notes — Continued
	Nevada — 0.1%
3,550	Clark County, Nevada Cogeneration Association, Series 2, Rev., VRDO, LOC: ABN AMRO Bank N.V., 4.00%, 09/04/07
		3,550
	North Carolina — 0.3%
10,500	University of North Carolina at Chapel Hill, Hospital, Series B, Rev., VRDO, 3.96%, 09/04/07
		10,500
	Ohio — 1.7%
17,180	Ohio State Water Development Authority, Ohio Edison Co. Project, Series 1998-BP, Rev., VRDO, AMT, LOC: Wachovia Bank N.A., 4.00%, 09/04/07	17,180
5,180	State of Ohio, BP Chemical, Inc., Project, Series 2002-BP, Rev., VRDO, AMT, 4.00%, 09/04/07	5,180
2,175	State of Ohio, BP Exploration & Oil Project, Rev., VRDO, AMT, 4.00%, 09/04/07	2,175
4,350	State of Ohio, Higher Education Facilities, Case Western Reserve, Series A, Rev., VRDO, 4.00%, 09/04/07	4,350
6,000	State of Ohio, Solid Waste, BP Exploration & Oil Project, Series 2000-BP, Rev., VRDO, AMT, GTY: BP North America 4.00%, 09/04/07	6,000
10,780	State of Ohio, Solid Waste, BP Exploration & Oil Project, Rev., VRDO, AMT, GTY: BP North America, 4.00%, 09/04/07	10,780
	State of Ohio, Solid Waste, BP Products North America,
1,880	Rev., VRDO, AMT, GTY: BP North America, 4.00%, 09/04/07	1,880
8,650	Series 2002B-BP, Rev., VRDO, AMT, GTY: BP North America, 4.00%, 09/04/07	8,650
4,900	University of Toledo, Rev., VRDO, FGIC, 3.98%, 09/04/07	4,900
		61,095
	Oregon — 0.2%
7,500	Port of Portland, Horizon Air Insurance, Inc. Project, Rev., VRDO, SO, LOC: Bank of America N.A., 4.02%, 09/04/07	7,500
	Other — 0.7%
25,000	Lehman Municipal Trust Receipts, Series P84W, Rev., VRDO, LIQ; Lehman Liquidity Co., 4.15%, 09/04/07	25,000
	Texas — 1.8%
8,000	Brazos River Harbor Navigation District, Merey Sweeny LP Project, Series A, Rev., VRDO, LOC: Bank of America N.A. 4.01%, 09/04/07	8,000
20,000	Gulf Coast IDA, Citgo Petroleum Corp. Project, Rev., VRDO, LOC: Royal Bank of Scotland, 4.00%, 09/04/07	20,000
1,400	Gulf Coast IDA, Global Corp. Project, Rev., VRDO, AMT, 4.00%, 09/04/07	1,400
11,350	Gulf Coast Waste Disposal Authority, AMOCO Chemical Project, Series B, Rev., VRDO, 4.00%, 09/04/07	11,350
15,430	Gulf Coast Waste Disposal Authority, BP Products North America Project, Rev., VRDO, 4.00%, 09/04/07	15,430
6,350	West Side Calhoun Country Naval District, BP Chemicals, Inc., Project, Rev., VRDO, 4.00%, 09/04/07	6,350
		62,530
	Virginia — 0.7%
	King George County IDA, Birchwood Power Partners,
5,000	Rev., VRDO, AMT, LOC: Bank of Nova Scotia 4.13%, 09/04/07	5,000
7,445	Series A, Rev., VRDO, AMT, LOC: Scotia Bank, 4.03%, 09/04/07	7,445
5,400	Series A, Rev., VRDO, AMT, LOC: Scotia Bank, 4.13%, 09/04/07	5,400
6,200	Series B, Rev., VRDO, AMT, LOC: Scotia Bank, 4.13%, 09/04/07	6,200
		24,045
	Washington — 0.0% (g)
550	Port Bellingham Industrial Development Corp., Atlantic Richfield Project, Rev., VRDO, 4.00%, 09/04/07	550
	Total Daily Demand Notes (Cost $440,075)	440,075
Municipal Bonds — 5.1%
	Colorado — 1.2%
40,000	State of Colorado, State Generated Fund, Series A, Rev., RAN, 4.25%, 06/27/08	40,177
	Maine — 0.1%
5,000	Maine State Housing Authority, Series F, Rev., VAR, AMT, 3.65%, 09/14/07	5,000
	Michigan — 0.7%
25,000	State of Michigan, Series A, GO, VAR, LOC: Depfa Bank plc, 4.25%, 09/28/07	25,013

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	North Carolina — 0.3%
11,000	North Carolina Housing Finance Agency, Home Ownership, Series 22-C, Rev., VAR, AMT, 3.65%, 10/01/07	11,000
	Ohio — 0.6%
	University of Cincinnati,
7,000	Series C, Rev., BAN, 4.50%, 01/24/08	7,024
13,010	Series D, Rev., BAN, 3.73%, 10/01/07	13,010
		20,034
	Texas — 1.4%
50,000	State of Texas, TRAN, 4.50%, 08/28/08 (w)	50,383
	Wisconsin — 0.8%
27,000	Waukesha School District, GO, TRAN, 4.00%, 08/21/08	27,082
	Total Municipal Bonds (Cost $178,689)	178,689
Weekly Demand Notes — 78.2%
	Alabama — 0.2%
7,130	Alabama Housing Finance Authority, Multi-Family Housing, Series F17J, Rev., VRDO, AMT, LIQ: Lehman Brothers Special Financing, 4.30%, 09/05/07	7,130
	Arizona — 1.3%
13,995	Maricopa County IDA, Multi Family Housing, Series 116, Rev., VRDO, LIQ: Bank of America N.A., 4.06%, 09/06/07	13,995
31,400	Phoenix Civic Improvement Corp., Series 1122, Rev., VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 4.05%, 09/06/07	31,400
		45,395
	Arkansas — 0.1%
2,810	Arkansas Development Finance Authority, Semco, Inc., Project, Rev., VRDO, AMT, LOC: Bank of America N.A., 4.10%, 09/06/07	2,810
	California — 1.3%
725	Golden State Tobacco Securitization Corp., Series 1740, Rev., VRDO, AMBAC, TCRS-Bank of New York, LIQ: Morgan Stanley Municipal Funding, 4.07%, 09/06/07	725
2,981	GS Pool Trust, Series 34TP, Rev., VRDO, LIQ: Goldman Sachs Special Situation, 4.05%, 09/06/07	2,981
7,000	Municipal Securities Trust Certificates, Series 3001, Class A, Rev., VRDO, INS: MBIA, LIQ: Bear Stearns Capital Markets, 4.03%, 09/06/07	7,000
9,200	Puttable Floating Option Tax-Exempt Receipts, Series PT-4033, GO, VRDO, FSA, LIQ: Dexia Credit Local, 4.03%, 09/05/07	9,200
25,810	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-1, Rev., VRDO, FNMA, LIQ: FNMA, 4.06%, 09/05/07	25,810
		45,716
	Colorado — 6.4%
6,750	Adams County Housing Authority, Multi-Family Housing, Semper Village Apartments Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 4.00%, 09/06/07	6,750
4,840	City of Erie, COP, Rev., VRDO, LOC: Keybank N.A., 4.01%, 09/05/07	4,840
6,890	Colorado Housing & Finance Authority, Multi-Family Housing, Grant, Series A, Rev., VRDO, 3.95%, 09/06/07	6,890
13,250	Colorado Housing & Finance Authority, Multi-Family Housing, Greentree Village Apartments, LOC: U.S. Bank N.A., 4.01%, 09/06/07	13,250
	Colorado Housing & Finance Authority, Single Family Mortgage,
23,200	Series A2, Rev., VRDO, AMT, LIQ: Dexia Public Finance Bank, 4.15%, 09/05/07	23,200
10,000	Series A3, Rev., VRDO, AMT, LIQ: Dexia Public Finance Bank, 4.15%, 09/05/07	10,000
14,000	Colorado Student Obligation Bond Authority, Senior Lien, Series A-2, Rev., VRDO, AMBAC, 4.05%, 09/05/07	14,000
15,035	Crystal Valley Metropolitan District No. 1, Rev., VRDO, LOC: Wells Fargo Bank N.A., 3.95%, 09/06/07	15,035
	Denver City & County Airport,
8,300	Series B, Rev., VRDO, AMT, CIFG, 4.01%, 09/05/07	8,300
9,100	Series C, Rev., VRDO, AMT, LOC: Societe Generale, 4.05%, 09/05/07	9,100
7,000	Series F, Rev., VRDO, LOC: Societe Generale, 4.05%, 09/05/07	7,000
10,730	Denver City & County, Merlots, Series A-61, Rev., VRDO, FGIC, 4.07%, 09/05/07	10,730
6,230	E-470 Public Highway Authority, Series Z-13, Rev., VRDO, MBIA, LIQ: Goldman Sachs Special Situations, 4.01%, 09/06/07	6,230
3,500	Harvest JCT Metropolitan District, GO, VRDO, LOC: U.S. Bank N.A. 4.02%, 09/06/07	3,500

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   63

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Colorado — Continued
5,845	Mesa County, Goodwill Industries, Colorado Springs, Rev., VRDO, LOC: Wells Fargo Bank N.A., 3.95%, 09/06/07	5,845
74,995	Puttable Floating Option Tax-Exempt Receipts, Series MT-432, Rev., VRDO, 4.12%, 09/05/07	74,995
5,690	Westminster EDA, Mandalay Gardens Urban, Tax & Allocation Bonds, VRDO, LOC: Depfa Bank plc, 4.02%, 09/06/07	5,690
		225,355
	Delaware — 2.3%
	GS Pool Trust,
45,055	Series 19TP, Rev., VRDO, LIQ: Goldman Sachs Special Situation, 4.08%, 09/06/07	45,054
19,732	Series 24TP, Rev., VRDO, LIQ: Goldman Sachs Special Situation, 4.05%, 09/06/07	19,732
6,651	Series 35TP, Rev., VRDO, LIQ: Goldman Sachs Special Situation, 4.08%, 09/06/07	6,651
3,693	Series 56TP, Rev., VRDO, LIQ: Goldman Sachs Special Situation, 4.05%, 09/06/07	3,693
5,600	New Castle County, Fairfield English Village Project, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 4.00%, 09/06/07	5,600
		80,730
	District of Columbia — 0.5%
	Deutsche Bank Spears/Lifers Trust Various States,
5,265	Series 248, Rev., VRDO, FGIC, MBIA, LIQ: Deutsche Bank A.G., 4.09%, 09/05/07	5,265
5,265	Series 249, Rev., VRDO, FGIC, MBIA, LIQ: Deutsche Bank A.G., 4.03%, 09/05/07	5,265
8,830	Metropolitan Washington D.C. Airports Authority, Series 2006-148, Rev., VRDO, AMT, STARS, MBIA, LIQ: BNP Paribas, 4.09%, 09/05/07	8,830
		19,360
	Florida — 5.6%
11,995	City of Palm Coast, Utilities Systems, Series 2007-004, Rev., VRDO, AMT, STARS, MBIA, LIQ: BNP Paribas, 4.06%, 09/05/07	11,995
33,468	Clipper Tax-Exempt Certificate Trust, Series 2005-40 Rev., VRDO, AMT, 4.03%, 09/06/07	33,468
17,800	Collier County IDA, Allete, Inc., Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 4.02%, 09/06/07	17,800
18,900	Enhanced Return Puttable Floating Option, Series EC-1034, COP, VRDO, FGIC, 4.08%, 09/05/07	18,900
5,000	Florida Gas Utility, Gas Supply Project No. 2-A-2, Rev., VRDO, 4.00%, 09/06/07	5,000
7,115	Florida Housing Finance Agency, Multi-Family Housing, Series PT-3766, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 4.15%, 09/05/07	7,115
8,000	Hillsborough County IDA, Carrollwood Day School Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 3.95%, 09/06/07	8,000
	Miami-Dade County, Aviation,
4,100	Series 1415, Rev., VRDO, CIFG, LIQ: Morgan Stanley Municipal Funding, 4.08%, 09/06/07	4,100
12,785	Series 1829, Rev., VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 4.08%, 09/06/07	12,785
9,300	Miami-Dade County, Health Facilities Authority, Series PT-721, Rev., VRDO, AMBAC, 4.03%, 09/05/07	9,300
5,725	Miami-Dade County IDA, Lawson Industries Inc., Project, Rev., VRDO, LOC: Bank of America N.A., 4.10%, 09/06/07	5,725
4,755	Palm Beach County Housing Development Corp., Caribbean Villas, Rev., VRDO, AMT, FNMA COLL, LIQ: FNMA, 4.00%, 09/06/07	4,755
5,500	Palm Beach County, Zoological Society, Inc., Project, Rev., VRDO, AMT, LOC: Northern Trust Co., 3.97%, 09/06/07	5,500
11,270	Sumter County IDA, Armen Cement Co. Project, Rev., VRDO, LOC: Bank of America N.A., 4.05%, 09/06/07	11,270
27,635	Tampa Bay Water Utility System, Series PT-3505, Rev., VRDO, FGIC, LIQ: Dexia Credit Local, 4.03%, 09/05/07	27,635
11,800	UBS Municipal Certificates, Various States, Series 07-1014, Rev., VRDO, XLCA, 4.06%, 09/06/07	11,800
		195,148
	Georgia — 0.6%
14,620	Cobb County Housing Authority, Multi-Family Housing, Series PT-3864, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 4.15%, 09/05/07	14,620
6,500	Lehman Municipal Trust Receipts, Atlanta Georgia Apartments, Series S, Rev., VRDO, FGIC, LIQ: Lehman Liquidity Co., 4.25%, 09/05/07	6,500
		21,120

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Hawaii — 0.1%
2,375	Enhanced Return Puttable Floating Option, Series EC-1016, GO, VRDO, AMBAC, LIQ: Merrill Lynch Capital Services, 4.08%, 09/05/07	2,375
	Idaho — 1.4%
40,000	City of Coeur d’Alene, Rev., VRDO, LOC: Bank of America N.A., 4.00%, 09/06/07	40,000
8,430	Idaho Housing & Finance Association, Series ROCS-R-II-R-907CE, Rev., VRDO, LIQ: Citibank N.A., 4.10%, 09/06/07	8,430
		48,430
	Illinois — 3.3%
	Chicago Board of Education, Merlots,
7,455	Series A47, GO, VRDO, FGIC, 4.02%, 09/05/07	7,455
23,725	Series PT-2931, GO, VRDO, AMBAC, LIQ: Dexia Credit Local, 4.03%, 09/05/07	23,725
	Chicago O’Hare International Airport, Merlots,
5,545	Series A85, Rev., VRDO, AMBAC, 4.07%, 09/05/07	5,545
10,000	Series B06, Rev., VRDO, AMT, AMBAC, 4.07%, 09/05/07	10,000
2,871	Chicago O’Hare International Airport, Second Lien, Series B, Rev., VRDO, AMT, LOC: Societe Generale, 3.98%, 09/05/07	2,871
7,395	City of Aurora, Single Family Mortgage, Merlots, Series E-04, Rev., VRDO, GNMA/FNMA/FHLMC, 4.07%, 09/05/07	7,395
5,000	City of Carol Stream, Multi-Family Housing, Charles Square, Rev., VRDO, FNMA, LIQ: FNMA, 4.07%, 09/05/07	5,000
9,985	Deutsche Bank Spears/Lifers Trust Various States, Series DB-288, Rev., VRDO, MBIA, LIQ: Deutsche Bank A.G., 4.06%, 09/05/07	9,985
10,000	Illinois Finance Authority, Hickory Hills LLC, Series 700, Rev., VRDO, LOC: Bank of America N.A., 4.01%, 09/06/07	10,000
14,310	Illinois Finance Authority, Merlots, Series D06, Rev., VRDO, 4.04%, 09/05/07	14,310
7,285	Illinois Housing Development Authority, Housing Pheasant Ridge/Hunter, Rev., VRDO, AMT, LOC: Lasalle Bank N.A., 4.04%, 09/06/07	7,285
9,930	State of Illinois, Merlots, Series B05, Rev., VRDO, MBIA, 4.02%, 09/05/07	9,930
2,130	Will & Kankakee County Regional Development Authority, JRS Realty Association LLC Project, Series A, Rev., VRDO, LOC: PNC Bank N.A., 4.07%, 09/06/07	2,130
		115,631
	Indiana — 1.1%
1,500	City of Indianapolis EDR, Roth Cos., Inc., Project, Series 1999, Rev., VRDO, AMT, LOC: Comerica Bank, 4.06%, 09/05/07	1,500
6,500	City of Hammond Sewer, Cargill, Inc. Project, Rev., VRDO, AMT, 4.07%, 09/05/07	6,500
3,000	Indiana Health Facility Financing Authority, Ascension Health Credit Group, Series A-1, Rev., VAR, 3.93%, 09/05/07	3,000
10,000	Indiana Housing & Community Development Authority, Series A-2, Rev., VAR, INS: GNMA/FNMA COLL, 4.03%, 09/05/07	10,000
3,395	Indiana State Finance Authority, Series 111, Rev., VRDO, AMBAC, LIQ: Bank of America N.A., 4.06%, 09/06/07	3,395
3,810	Indianapolis Local Public Improvement Bond Bank, Water Works Project, Series H, Rev., VRDO, AMT, MBIA, 3.95%, 09/06/07	3,810
9,495	Vanderburgh County, Multi-Family Housing, Arbors Apartment Project, Rev., VRDO, AMT, LOC: Lasalle Bank N.A., 4.04%, 09/06/07	9,495
		37,700
	Iowa — 0.6%
6,455	Iowa Finance Authority, Diocese of Sioux City Project, Rev., VRDO, LOC Wells Fargo Bank N.A., 3.95%, 09/06/07	6,455
15,300	Iowa Finance Authority, Private School Facilities-Regis Schools, Rev., VRDO, LOC: Allied Irish Bank plc, 4.02%, 09/06/07	15,300
		21,755
	Kansas — 0.7%
4,310	City of Independence, Limited Obligation, Matcor Project, Series A, Rev., VRDO, AMT, LOC: Comerica Bank, 4.11%, 09/06/07	4,310
18,900	City of Wichita, Flight Safety International, Inc., Rev., VRDO, 4.03%, 09/06/07	18,900
		23,210
	Louisiana — 0.2%
6,250	Louisiana Public Facilities Authority, Air Products & Chemicals Project, Rev., VRDO, 4.02%, 09/05/07	6,250
	Maryland — 0.3%
4,020	Carroll County, Fairhaven & Cooper, Series A, Rev., VRDO, LOC: Branch Banking & Trust, 4.02%, 09/06/07	4,020
7,585	Montgomery County Housing Opportunities Commission, Series PT-3765, Rev., VRDO, 3.86%, 09/05/07	7,585
		11,605

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   65

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Michigan — 4.4%
	ABN AMRO Munitops Certificate Trust,
7,460	Series 2004-2, Rev., VRDO, AMT, GNMA COLL, 4.06%, 09/06/07	7,460
11,685	Series 2006-45, Rev., VRDO, AMT, GNMA COLL, 4.06%, 09/06/07	11,685
7,785	Allen Park Public School District, Merlots Series C02, Rev., VRDO, FSA, Q-SBLF, 4.02%, 09/05/07	7,785
4,735	City of Detroit, Sewer, Series PT-2595, Rev., VRDO, MBIA, 4.02%, 09/05/07	4,735
3,190	City of Wyoming, Ace-Hi Displays, Inc., Project, Rev., VRDO, AMT, LOC: Standard Federal Bank, 4.06%, 09/05/07	3,190
2,965	Dearborn EDC, Henry Ford, Rev., VRDO, LOC: Comerica Bank, 4.02%, 09/06/07	2,965
2,400	Michigan Higher Education Student Loan Authority, Series XII-B, Rev., VRDO, AMBAC, 3.99%, 09/05/07	2,400
1,810	Michigan Public Educational Facilities Authority, Academy Woods Project, Rev., VRDO, LOC: Fifth Third Bank, 4.08%, 09/05/07	1,810
3,000	Michigan State Building Authority, Floater Certificates, Series 517X, Rev., VRDO, FSA, LIQ: Morgan Stanley Dean Witter, 4.05%, 09/06/07	3,000
8,400	Michigan State Housing Development Authority, Series B, Rev., VRDO, AMT, 4.18%, 09/05/07	8,400
2,965	Michigan State Hospital Finance Authority, Southwestern Rehab Hospital, Rev., VRDO, LOC: Fifth Third Bank, 4.02%, 09/06/07	2,965
2,860	Michigan Strategic Fund, Artinian, Inc. Project Rev., VRDO, LOC: Comerica Bank, 4.11%, 09/07/07	2,860
3,305	Michigan Strategic Fund, Grand River, Inc., Rev., VRDO, LOC: Fifth Third Bank, 4.08%, 09/05/07	3,305
2,460	Michigan Strategic Fund, JEB Property LLC Project, Rev., VRDO, AMT, LOC: Comerica Bank, 4.11%, 09/06/07	2,460
2,105	Michigan Strategic Fund, JG Kern Enterprises, Inc., Rev., VRDO, AMT, LOC: Lasalle Bank N.A., 4.02%, 09/06/07	2,105
2,800	Michigan Strategic Fund, MANS Project, Rev., VRDO, LOC: Comerica Bank, 4.11%, 09/06/07	2,800
7,810	Michigan Strategic Fund, Millennium Steering LLC Project, Rev., VRDO, AMT, LOC: Comerica Bank, 4.11%, 09/06/07	7,810
3,310	Michigan Strategic Fund, Scoclan II LLC Project, Rev., VRDO, LOC: Standard Federal Bank, 4.06%, 09/06/07	3,310
2,355	Michigan Strategic Fund, Sterling Die & Engineering Project, Rev., VRDO, AMT, LOC: Comerica Bank, 4.11%, 09/06/07	2,355
7,350	University of Michigan, Rev., VRDO, 3.90%, 09/05/07	7,350
2,100	University of Michigan, Medical Services Plan, Series A, Rev., VRDO, 3.92%, 09/05/07	2,100
	Wayne Charter County, Detroit Metropolitan, Wayne Charter Airport, Junior Lien,
48,395	Rev., VRDO, FSA, AMT, 4.02%, 09/05/07	48,395
13,235	Series A, Rev., VRDO, AMT, AMBAC, 4.00%, 09/05/07	13,235
		154,480
	Minnesota — 2.0%
	Midwest Consortium of Municipal Utilities, Draw Down Association Financing Project,
9,400	Series A, Rev., VRDO, LOC: U.S. Bank N.A., 3.95%, 09/06/07	9,400
28,640	Series B, Rev., VRDO, LOC: U.S. Bank N.A., 3.95%, 09/06/07	28,640
18,450	Minnesota Higher Education Facilities Authority, Carleton College, Series 6-D, Rev., VRDO, 3.93%, 09/05/07	18,450
	Minneapolis-St. Paul Metropolitan Airports Commission,
600	Series 2007-1G, Rev., VRDO, AMBAC, LIQ: Goldman Sachs Special Situations, 4.01%,09/06/07	600
11,670	Series PT-955, Rev., VRDO, FGIC, 3.70%, 09/05/07	11,670
		68,760
	Missouri — 1.2%
	Missouri Higher Education Loan Authority, Student Loans,
15,000	Series A, Rev., VRDO, MBIA, 4.05%, 09/06/07	15,000
14,900	Series E, Rev., VRDO, MBIA, 4.04%, 09/06/07	14,900
4,445	Missouri Housing Development Commission, Single Family Mortgage, Certificates Macon Trust, Series 2002-K, Rev., VRDO, AMT, GNMA/FNMA, 4.06%, 09/06/07	4,445
6,950	Municipal Securities Trust Certificates, Series 2005-236, Class A, Rev., VRDO, AMBAC, LIQ: Bear Stearns Capital Markets, 4.03%, 09/06/07	6,950
		41,295

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Montana — 0.4%
3,160	Montana Board of Housing, Single Family Housing Mortgage, Macon Trust, Series 2002-L, Rev., VRDO, AMT, LOC: Bank of America N.A. 4.06%, 09/05/07	3,160
10,960	Montana Board of Housing, Single Family Mortgage, Merlots, Series C-41, Rev., VRDO, 4.07%, 09/05/07	10,960
		14,120
	Nebraska — 1.3%
14,500	American Public Energy Agency, Series A, Rev., VRDO, 3.98%, 09/06/07	14,500
17,380	Nebraska Investment Finance Authority, Single Family Housing, Series B, Rev., VRDO, GNMA/FNMA/FHLMC, 4.15%, 09/05/07	17,380
13,895	Series 1823, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 4.10%, 09/06/07	13,895
		45,775
	Nevada — 1.6%
11,050	Clark County, Passenger Facility Charge, Series 2007-031, Rev., VRDO, STARS, AMBAC, LIQ: BNP Paribas, 4.05%, 09/06/07	11,050
9,405	Clark County, Passenger Facility Charge, Merlots, Series C-40, Rev., VRDO, AMBAC, 4.07%, 09/05/07	9,405
18,715	Las Vegas Valley Water District, Merlots, Series B-10, GO, VRDO, MBIA, 4.02%, 09/05/07	18,715
18,000	Nevada Housing Division, Multi-Unit, Rev., VRDO, FNMA, LIQ: FNMA, 4.00%, 09/06/07	18,000
		57,170
	New Jersey — 0.6%
11,235	Municipal Securities Trust Certificates, Series 2006-3014, Class A, Rev., VRDO, FSA, LIQ: Bear Stearns Capital Markets, 4.03%, 09/06/07	11,235
10,000	New Jersey Environmental Infrastructure Trust, Encap Golf Holdings LLC Project, Rev., VRDO, LOC: Wachovia Bank N.A., 4.00%, 09/05/07	10,000
		21,235
	New Mexico — 0.8%
	New Mexico Mortgage Finance Authority,
12,260	Series 1948, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: Morgan Stanley Municipal Funding, 4.10%, 09/06/07	12,260
15,333	Series 56TP, Rev., VRDO, LIQ: Goldman Sachs Special Situations, 4.04%, 09/06/07	15,333
		27,593
	New York — 0.3%
11,500	Seneca County Industrial Development Agency, BOA-Macon Trust, Series W, Rev., VRDO, LIQ: Bank of America N.A., 4.07%, 09/06/07	11,500
	North Carolina — 3.4%
32,135	Charlotte-Mecklenburg Hospital Authority, Carolinas Healthcare, Series C, Rev., VRDO, AMBAC, 3.95%, 09/06/07	32,135
9,100	Mecklenburg County Industrial Facilities & Pollution Control Financing Authority, Ferguson Supply Box Manufacturing, Rev., VRDO, LOC: Bank of America N.A., 4.07%, 09/06/07	9,100
11,910	Municipal Securities Trust Certificates, Series 2007-320, Class A, Rev., VRDO, FGIC-TCRS, LIQ: Bear Stearns Capital Markets, 4.03%, 09/06/07 (e)	11,910
17,100	North Carolina Capital Facilities Finance Agency, Duke Energy Carolinas Project, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 4.05%, 09/06/07	17,100
4,075	North Carolina Eastern Municipal Power Agency, Series MT-99, Rev., VRDO, FGIC, LIQ: Bank Paribas, 4.03%, 09/05/07	4,075
7,040	North Carolina Eastern Municipal Power Agency, Merlots, Series A-02, Rev., VRDO, MBIA-IBC, 4.02%, 09/05/07	7,040
14,200	North Carolina Housing Finance Agency, Series 1784, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 4.10%, 09/06/07	14,200
	Raleigh Durham Airport Authority,
3,062	Series 1832, Rev. VRDO, FGIC, LIQ: Morgan Stanley Municipal Funding, 4.05%, 09/06/07	3,062
12,000	Series C, Rev., VRDO, AMT, XLCA, 4.00%, 09/05/07	12,000
9,800	Rowan County Industrial Facilities & Pollution Control Financing Authority, Clay Products, Inc., Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 4.07%, 09/06/07	9,800
		120,422
	North Dakota — 0.8%
27,210	North Dakota State Housing Finance Agency, Housing Financing Program, Home Mortgage, Series A, Rev., VRDO, 4.00%, 09/05/07	27,210
	Ohio — 3.9%
1,415	City of Cleveland, Airport Systems, Series 2006-149, Rev., VRDO, STARS, FSA, LIQ: BNP Paribas, 4.09%, 09/05/07	1,415
9,495	City of Lyndhurst, EDR, Hawken Schools, Series 2002, VRDO, 4.03%, 09/13/07	9,495

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   67

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Ohio — Continued
23,875	Clipper Tax-Exempt Certificate Trust, Series 2007-21, Rev., COP, VRDO, LIQ: State Street Bank & Trust Co., 4.05%, 09/06/07	23,875
15,125	Columbus Regional Airport Authority, Series 1749, Rev., VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 4.05%, 09/05/07	15,125
5,240	Eclipse Funding Trust, Solar Eclipse, Series 2006-0107, Rev., VRDO, FGIC, LIQ: U.S. Bank N.A., 4.05%, 09/06/07	5,240
4,255	Franklin County, Health Care Facilities, Presbyterian, Series B, Rev., VRDO, LOC: National City Bank, 4.04%, 09/06/07	4,255
4,510	Franklin County, Multi-Family Housing, Ashton Square Apartments Project, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 4.00%, 09/06/07	4,510
3,240	Jackson Local School District Stark & Summit Counties, Merlots, Series C-18, GO, VRDO, XLCA, 4.02%, 09/05/07	3,240
3,785	Mahoning County, Forum Health Obligation Group, Series B, Rev., VRDO, LOC: Fifth Third Bank, 4.04%, 09/06/07	3,785
4,060	Miami County, Hospital Authority, Series PT-575, Rev., VRDO, 4.12%, 09/05/07	4,060
3,200	Montgomery County, Cambridge Commons Apartments, Series A, Rev., VRDO, LOC: FHLB, 4.00%, 09/06/07	3,200
3,460	Montgomery County, Dayton Art Institute Project, Rev., VRDO, LOC: National City Bank, 4.08%, 09/06/07	3,460
4,885	Ohio Air Quality Development Authority, Pollution Control, First Energy Project, Series A, Rev., VRDO, LOC: Barclays Bank plc, 3.92%, 09/05/07	4,885
	Ohio Housing Finance Agency, Residential Mortgage Backed,
7,500	Series B, Rev., VRDO, AMT, LOC: Citibank, 3.98%, 09/05/07	7,500
6,475	Series F, Rev., VRDO, AMT, GNMA/FNMA, LOC: Citibank, 3.94%, 09/05/07	6,475
14,875	Series F, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, LOC: Citibank, 3.94%, 09/05/07	14,875
5,375	Ohio State Water Development Authority, First Energy Project, Series 2005-B, Rev., VRDO, LOC: Barclays Bank plc, 3.96%, 09/06/07	5,375
7,500	Orrville City School District, School Facilities Construction, Rev., BAN, VRDO, 4.38%, 09/05/07	7,512
6,935	State of Ohio, Merlots Series D-06, GO, VRDO, MBIA, 4.02%, 09/05/07	6,935
2,890	Warren County, EDA, Ralph J. Stolle Countryside, Rev., VRDO, LOC: Fifth Third Bank, 4.01%, 09/07/07	2,890
		138,107
	Oregon — 1.9%
46,700	Port of Portland, Portland Bulk Terminal, Rev., VRDO, LOC: Canadian Imperial Bank, 3.97%, 09/05/07	46,700
20,000	State of Oregon, Series A, Rev., TAN, VRDO, 4.50%, 06/30/08	20,140
		66,840
	Other Territories — 8.0%
2,150	ABN AMRO Munitops Certificate Trust, Series 2002-1, Rev., VRDO, AMT, 4.08%, 09/06/07	2,150
	Austin Trust Various States,
3,960	Series 2007-144, Rev., VRDO, AMBAC, LIQ: Bank of America N.A., 4.03%, 09/06/07	3,960
	Clipper Tax-Exempt Certificate Trust,
34,611	Series 2002-9 Weekly, COP, VRDO, AMT, LIQ: State Street Bank & Trust Co., 4.07%, 09/06/07	34,611
8,000	Series 2007-19, Rev., VRDO, AMT, LIQ: State Street Bank & Trust Co., 4.07%, 09/06/07	8,000
38,000	Series 2007-26, Rev., VRDO, LIQ: State Street Bank & Trust Co., 4.05%, 09/06/07	38,000
2,595	Morgan Stanley Co., Inc., Trust, Series 1865, Rev., VRDO, FGIC, LIQ: Morgan Stanley Municipal Funding, 4.25%, 09/06/07	2,595
	Puttable Floating Option Tax-Exempt Receipts,
10,650	Series EC-001, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 4.18%, 09/05/07	10,650
9,235	Series EC-002, Rev., VRDO, 4.18%, 09/05/07	9,235
7,095	Series EC-003, Rev., VRDO, 4.18%, 09/05/07	7,095
1,100	Series EC-004, Rev., VRDO, 4.18%, 09/05/07	1,100
75,000	Series POL-009, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 4.25%, 09/05/07	75,000
475	Series PPT-39, Rev., VRDO, 4.15%, 09/05/07	475
6,335	Series PPT-1006, Rev., VRDO, 4.15%, 09/05/07	6,335
6,495	Series PPT-1007, Rev., VRDO, 4.10%, 09/05/07	6,495
15,245	Series PZP-015, Rev., VRDO, 4.15%, 09/05/07	15,245
26,855	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-2, Class A, Rev., VRDO, LIQ: FHLMC, 4.10%, 09/05/07	26,855
34,940	TEBS Tax Exempt Multi-Family Housing Certificates, Series MT-303, Rev., VRDO, 4.15%, 09/05/07	34,940
		282,741

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Pennsylvania — 1.1%
14,905	Lancaster County Hospital Authority, Quarryville Presbyterian, Rev., VRDO, LOC: Manufacturers & Traders, 4.02%, 09/06/07	14,905
5,855	Lehman Municipal Trust Receipts, Pennsylvania Economic Development, Rev., VRDO, LIQ: Lehman Brothers Special Financing, 4.30%, 09/05/07	5,855
2,400	Pennsylvania Economic Development Financing Authority, Fabtech, Inc. Project, Series D, VRDO, AMT, LOC: PNC Bank N.A., 4.03%, 09/06/07	2,400
6,000	Pennsylvania Economic Development Financing Authority, Shipping Port Project, Series A, Rev., VRDO, AMT, LOC: PNC Bank N.A., 3.98%, 09/05/07	6,000
10,000	Pennsylvania Higher Education Assistance Agency, Series A, Rev., VRDO, AMT, AMBAC, 4.00%, 09/05/07	10,000
		39,160
	Puerto Rico — 0.9%
30,000	Puerto Rico Sales Tax Financing Corp., Series 2012, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 4.07%, 09/06/07	30,000
	Rhode Island — 0.2%
7,735	Rhode Island Health & Educational Building Corp., Series PA-1384, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 4.09%, 09/05/07	7,735
	South Carolina — 0.5%
13,895	Austin Trust, Various States, Series 2007-304, Rev., VRDO, 4.04%, 09/06/07	13,895
5,700	Cherokee County, Oshkosh Truck Project, Rev., VRDO, LOC: Bank of America N.A., 4.05%, 09/05/07	5,700
		19,595
	South Dakota — 0.6%
20,000	South Dakota Housing Development Authority, Homeownership Mortgage, Series C, Rev., VRDO, AMT, 4.02%, 09/05/07	20,000
	Tennessee — 2.6%
9,700	Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Fund, Rev., VRDO, LOC: Bank of America N.A., 4.00%, 09/05/07	9,700
12,795	Clipper Tax-Exempt Certificate Trust, Series 2007-22, Rev., VRDO, LIQ: State Street Bank & Trust Co., 4.05%, 09/06/07	12,795
10,000	Lehman Municipal Trust Receipts, Series F6, Rev., VRDO, LIQ: Lehman Brothers Special Financing, 4.20%, 09/05/07	10,000
	Volunteer State Student Funding Corp.,
9,850	Series A-1, Rev., VRDO, LOC: State Street Bank & Trust Co., 3.98%, 09/05/07	9,850
23,100	Series A-2, Rev., VRDO, LOC: State Street Bank & Trust Co., 3.98%, 09/05/07	23,100
24,000	Series A-3, Rev., VRDO, LOC: Bank of American N.T. & S.A., 4.00%, 09/05/07	24,000
		89,445
	Texas — 9.0%
9,815	ABN AMRO Munitops Certificate Trust, Series 2006-69, GO, VRDO, AMT, MBIA, 4.07%, 09/06/07	9,815
14,705	Austin Housing Finance Corp., Series PT-3680, Rev., VRDO, 3.80%, 09/05/07	14,705
9,495	Bexar County Housing Finance Corp., Series PT-3764, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 4.15%, 09/05/07	9,495
	Brazos River Authority,
27,500	Series D-1, Rev., VRDO, AMT, LOC: Wachovia Bank N.A., 4.01%, 09/05/07	27,500
51,920	Series D-2, Rev., VRDO, AMT, LOC: Wachovia Bank N.A., 4.01%, 09/05/07	51,920
37,300	Calhoun County Naval IDA, Formosa Plastics Corp. Project, Rev., VRDO, LOC: Bank of America N.T. & S.A., 4.00%, 09/05/07	37,300
5,500	Capital Area Housing Finance Corp., Cypress Creed at River Apartments, Rev., VRDO, LOC: Citibank N.A., 4.01%, 09/05/07	5,500
19,900	City of Houston, Airport Systems, Sub Lien, Series A, Rev., VRDO, AMT, FSA, LIQ: Bank of America N.A., 4.00%, 09/05/07	19,900
14,900	Dallas-Fort Worth International Airport Facilities Improvement Corp., Merlots, Series II, Rev., VRDO, FGIC, 4.07%, 09/05/07	14,900
4,990	Eclipse Funding Trust, Solar Eclipse, Keller, Series 2006-0056, Rev., VRDO, INS: MBIA PSF GTD, LIQ: U.S. Bank N.A., 4.03%, 09/06/07	4,990
13,600	Harris County Housing Finance Corp., Baypointe Apartments, Rev., VRDO, LOC: Citibank N.A., 4.01%, 09/05/07	13,600
3,805	Montgomery County Housing Finance Corp., Multi-Family Housing, Series F1, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity LLC, 4.20%, 09/05/07	3,805

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   69

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Texas — Continued
7,600	Municipal Securities Trust Certificates, Series 272, Class A, Rev., VRDO, PSF-GTD, LIQ: Bear Stearns Capital Markets, 4.03%, 09/06/07	7,600
5,155	Nacogdoches County, Hospital District, Sales Tax, Merlots, Series A-59, Rev., VRDO, AMBAC, 4.02%, 09/05/07	5,155
1,300	San Antonio Health Facilities Development Corp., Clinical Foundation Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 3.95%, 09/06/07	1,300
13,280	State of Texas, Veterans Housing Assistance Fund, Series II-A, GO, VRDO, AMT, 4.00%, 09/05/07	13,280
28,005	Texas Department of Housing & Community Affairs, Series A, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 4.00%, 09/06/07	28,005
15,000	Texas Department of Housing & Community Affairs, Harris Branch Apartments, Rev., VRDO, LOC: Wachovia Bank N.A., 4.05%, 09/06/07	15,000
14,250	Texas State Department of Housing Community Affairs, Idlewild Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 4.00%, 09/06/07	14,250
6,610	Texas State Department of Housing & Community Affairs, Multi-Family Housing, Timber Point Apartments, Series A-1, Rev., VRDO, AMT, FHLMC, LIQ: FHLMC, 4.05%, 09/05/07	6,610
8,330	Trinity River Authority, Community Waste Disposal Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 4.02%, 09/06/07	8,330
		312,960
	Utah — 1.0%
12,053	Jordanelle Special Service District, Tuhaye Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 3.95%, 09/06/07	12,053
13,030	Salt Lake City, Valley Mental Health Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 3.95%, 09/06/07	13,030
8,400	Utah State Board of Regents, Series L, Rev., VRDO, AMT, AMBAC, 4.10%, 09/05/07	8,400
		33,483
	Virginia — 0.9%
	Virginia Housing Development Authority, Merlots,
7,365	Series C-03, Rev., VRDO, 4.07%, 09/05/07	7,365
7,400	Series C-07, Rev., VRDO, 4.07%, 09/05/07	7,400
17,690	Series C-42, Rev., VRDO, 4.07%, 09/05/07	17,690
		32,455
	Washington — 1.2%
13,395	Port of Seattle, Merlots, Series B-04, Rev., VRDO, AMT, FGIC, 4.07%, 09/05/07	13,395
2,000	Port of Seattle, Sub Lien, Rev., VRDO, AMT, LOC: Fortis Bank S.A./N.V., 4.10%, 09/05/07	2,000
8,995	State of Washington, Merlots, Series B-22, GO, VRDO, FGIC, MBIA, 4.02%, 09/05/07	8,995
16,340	Washington State Housing Finance Commission, Vintage Spokane Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 4.00%, 09/06/07	16,340
		40,730
	West Virginia — 0.2%
7,950	Marshall County IDR, Warren Distribution, Inc., Rev., VRDO, LOC: Bank of America N.A., 4.05%, 09/06/07	7,950
	Wisconsin — 3.2%
11,400	Elmbrook School District, Promissory Notes, Rev., VRDO, 4.50%, 08/25/08	11,484
	Puttable Floating Option Tax-Exempt Receipts,
9,740	Series MT-386, Rev., VRDO, 3.72%, 09/05/07	9,740
	Wisconsin Housing & EDA,
68,130	Series A, Rev., VRDO, 4.01%, 09/05/07	68,130
10,920	Series A, Rev., VRDO, 4.02%, 09/05/07	10,920
5,840	Series B, Rev., VRDO, AMT, 4.00%, 09/05/07	5,840
5,690	Series C, Rev., VRDO, AMT, 4.00%, 09/15/07	5,690
		111,804
	Wyoming — 0.2%
8,600	City of Green River, Solid Waste Disposal, OCI Wyoming LP Project, Rev., VRDO, AMT, LOC: Comerica Bank, 4.21%, 09/05/07	8,600
	Total Weekly Demand Notes (Cost $2,740,885)	2,740,885
	Total Investments — 100.9% (Cost $3,536,804)*	3,536,804
	Liabilities in Excess of Other Assets — (0.9)%	(32,138)
	NET ASSETS — 100.0%	$3,504,666

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

JPMorgan Money Market Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

ABBREVIATIONS:

*—	The cost of securities is substantially the same for federal income tax purposes.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(f)—	Fair Valued Investment. The following are approximately the market value and percentage of investments based on net assets that are fair valued (amounts in thousands)

Fund	Market Value	Percentage
Prime Money Market Fund	$700,000	0.7%
Liquid Asset Money Market Fund	$150,000	1.5%

(g)—	Amount rounds to less than 0.1%.

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m)—	All or a portion of this security is reserved for current or potential holdings of when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(n)—	The rate shown is the effective yield at the date of purchase.

(t)—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.

(w)—	When-issued security.

ACES—	Automatically Convertible Securities

AMBAC—	American Municipal Bond Assurance Corp.

AMT—	Alternative Minimum Tax

BAN—	Bond Anticipation Notes

CIFG—	CDC IXIS Financial Guaranty

COLL—	Collateral

COP—	Certificates of Participation

CR—	Custodial Receipts

DN—	Discount Notes

EAGLE—	Earnings of accrual generated on local tax-securities.

EDA—	Economic Development Authority

EDC—	Economic Development Corporation

EDR—	Economic Development Revenue

FGIC—	Financial Guaranty Insurance Co.

FHA—	Federal Housing Authority

FHLMC—	Federal Home Loan Mortgage Corp.

FNMA—	Federal National Mortgage Association

FRN—	Floating Rate Notes. The interest rate shown is the rate in effect as of August 31, 2007.

FSA—	Financial Security Assurance

GAN—	Grant Anticipation Notes

GNMA—	Government National Mortgage Association

GO—	General Obligation

GTD—	Guaranteed

GTY—	Guaranty

IBC—	Insured Bond Certificates

ICR—	Insured Custodial Receipts

IDA—	Industrial Development Authority

IDB—	Industrial Development Board

IDR—	Industrial Development Revenue

LIQ—	Liquidity Agreement

LOC—	Letter of Credit

MBIA—	Municipal Bond Insurance Association

Merlots—	Municipal Exempt Receipts Liquidity Optional Tender

PCR—	Pollution Control Revenue

PRIV—	Private

PSF—	Permanent School Fund

Q-SBLF—	Qualified School Board Loan Fund

RAN—	Revenue Anticipation Notes

Rev.—	Revenue Bond

SCAGO—	South Carolina Association of Governmental Organizations

SCSDE—	South Carolina School District Enhancement

SO—	Special Obligation

STARS—	Short-Term Adjustable Rate

TAN—	Tax Anticipation Notes

TAW—	Tax Anticipation Warrant

TCRS—	Transferable Custodial Receipts

TOCS—	Tender Options Certificates

TRAN—	Tax & Revenue Anticipation Notes

VA—	Veterans Administration

VAR—	Variable Rate Note. The interest rate shown is the rate in effect as of August 31, 2007.

VRDO—	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2007.

VHA—	Veterans Health Administration

XLCA—	XL Capital Assurance

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   71

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2007 (Unaudited)

(Amounts in thousands, except per share amounts)

	Prime Money Market Fund		Liquid Assets Money Market Fund	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
ASSETS:
Investments at value	$88,748,951		$9,246,154	$8,392,634		$236,442
Repurchase agreements, at value	15,359,748		668,000	11,784,653		10,713,638
Total investment securities, at value	104,108,699		9,914,154	20,177,287		10,950,080
Cash	—	(a)	1	1		—	(a)
Receivables:
Fund shares sold	13,977		1,022	8		219
Interest and dividends	436,970		53,051	43,650		3,331
Prepaid expenses and other assets	1		4	4		2
Total Assets	104,559,647		9,968,232	20,220,950		10,953,632

LIABILITIES:
Payables:
Dividends	155,597		12,308	36,323		23,112
Investment securities purchased	—		—	328,318		—
Fund shares redeemed	—	(a)	14	—	(a)	—
Accrued liabilities:
Investment advisory fees	7,012		732	1,249		648
Administration fees	6,252		538	801		510
Shareholder servicing fees	6,860		1,717	2,196		1,850
Distribution fees	782		1,003	379		541
Custodian and accounting fees	1,218		112	172		112
Trustees’ and Chief Compliance Officer’s fees	611		24	242		97
Other	1,960		467	625		319
Total Liabilities	180,292		16,915	370,305		27,189
Net Assets	$104,379,355		$9,951,317	$19,850,645		$10,926,443

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
NET ASSETS:
Paid in capital	$104,380,641	$9,951,884	$19,851,086	$10,926,648
Accumulated undistributed (distributions in excess of) net investment income	(1,257)	(561)	(443)	(236)
Accumulated net realized gains (losses)	(29)	(6)	2	31
Total Net Assets	$104,379,355	$9,951,317	$19,850,645	$10,926,443
Net Assets:
Morgan	$7,058,779	$2,706,409	$3,563,988	$2,070,415
Premier	9,969,665	439,141	1,915,340	1,225,629
Agency	9,796,951	463,602	3,208,313	777,085
Class B	6,524	17,007	—	1,489
Class C	5,108	430,729	—	84,873
Institutional	26,507,598	1,336,773	3,358,186	3,652,455
Reserve	1,840,556	2,240,990	370,929	1,648,297
Investor	—	627,207	—	1,466,200
Cash Management	942,339	—	—	—
Capital	48,251,835	1,689,443	7,433,873	—
Service	—	16	16	—
Total	$104,379,355	$9,951,317	$19,850,645	$10,926,443
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Morgan	7,058,534	2,706,429	3,564,143	2,070,493
Premier	9,969,659	439,146	1,915,362	1,225,738
Agency	9,797,000	463,621	3,208,415	776,964
Class B	6,525	17,008	—	1,489
Class C	5,107	430,729	—	84,872
Institutional	26,508,698	1,336,816	3,358,253	3,652,459
Reserve	1,840,570	2,241,185	370,936	1,648,304
Investor	—	627,238	—	1,466,267
Cash Management	942,346	—	—	—
Capital	48,252,059	1,689,527	7,433,932	—
Service	—	16	16	—
Net asset value offering and redemption price per share (all classes)*	$1.00	$1.00	$1.00	$1.00
Cost of investments	$104,108,699	$9,914,154	$20,177,287	$10,950,080

(a)	Amount rounds to less than $1,000.

*	Redemption price for Class B and Class C Shares may be reduced by contingent deferred sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   73

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund		Tax Free Money Market Fund		Municipal Money Market Fund
ASSETS:
Investments at value	$12,220,973	$19,476,967		$20,683,951		$3,536,804
Repurchase agreements, at value	—	—		150,000		—
Total investment securities, at value	12,220,973	19,476,967		20,833,951		3,536,804
Cash	1	1		4,227		463
Receivables:
Investment securities sold	—	—		214,141		20,851
Fund shares sold	—	—		—	(a)	—	(a)
Interest and dividends	29,566	607		117,766		—
Prepaid expenses and other assets	—	—	(a)	—		1
Total Assets	12,250,540	19,477,575		21,170,085		3,558,119

LIABILITIES:
Payables:
Dividends	7,245	27,713		34,693		941
Investment securities purchased	—	—		389,980		50,383
Accrued liabilities:
Investment advisory fees	761	1,137		1,375		242
Administration fees	653	842		1,225		140
Shareholder servicing fees	603	2,242		2,680		616
Distribution fees	21	836		1,306		1,023
Custodian and accounting fees	70	—		205		48
Trustees’ and Chief Compliance Officer’s fees	48	149		88		—
Other	222	335		401		60
Total Liabilities	9,623	33,254		431,953		53,453
Net Assets	$12,240,917	$19,444,321		$20,738,132		$3,504,666

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
NET ASSETS:
Paid in capital	$12,240,995	$19,444,162	$20,739,203	$3,504,461
Accumulated undistributed (distributions in excess of) net investment income	(86)	77	(848)	206
Accumulated net realized gains (losses)	8	82	(223)	(1)
Total Net Assets	$12,240,917	$19,444,321	$20,738,132	$3,504,666

Net Assets:
Morgan	$190,089	$2,059,243	$751,616	$242,058
Premier	783,959	2,144,255	2,551,645	136,397
Agency	208,289	861,179	467,066	33,142
Institutional	11,043,796	7,368,498	11,230,824	957,057
Reserve	14,784	3,148,466	5,736,981	294,959
Capital	—	3,862,680	—	—
Service	—	—	—	16
E*Trade	—	—	—	1,841,037
Total	$12,240,917	$19,444,321	$20,738,132	$3,504,666

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Morgan	190,097	2,059,371	751,934	242,026
Premier	784,436	2,144,217	2,551,831	136,245
Agency	208,278	861,032	467,350	33,138
Institutional	11,043,805	7,368,387	11,230,960	957,040
Reserve	14,784	3,148,438	5,736,673	294,945
Capital	—	3,862,736	—	—
Service	—	—	—	15
E*Trade	—	—	—	1,841,042
Net asset value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00

Cost of investments	$12,220,973	$19,476,967	$20,833,951	$3,536,804
Market value of securities on loan	—	5,790,121	—	—

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   75

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2007 (Unaudited)

(Amounts in thousands)

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
INVESTMENT INCOME:
Interest income	$2,501,062	$299,324	$449,878	$218,260
Income from interfund lending (net)	—	155	—	—
Income from securities lending (net)	—	—	1	—
Total investment income	2,501,062	299,479	449,879	218,260

EXPENSES:
Investment advisory fees	37,214	4,436	6,767	3,419
Administration fees	36,749	4,386	6,683	3,377
Distribution fees	3,403	5,628	2,085	2,772
Shareholder servicing fees	58,878	13,414	14,401	11,812
Custodian and accounting fees	1,496	183	256	142
Interest expense	14	459	46	—	(a)
Professional fees	607	85	148	94
Trustees’ and Chief Compliance Officer’s fees	566	62	123	56
Printing and mailing costs	719	279	110	128
Registration and filing fees	63	99	—	21
Transfer agent fees	686	343	113	121
Other	462	135	214	123
Total expenses	140,857	29,509	30,946	22,065
Less amounts waived	(24,394)	(3,029)	(4,290)	(1,592)
Less earnings credits	(190)	(14)	(3)	—	(a)
Less reimbursements for legal matters	(7)	(3)	(3)	(1)
Net expenses	116,266	26,463	26,650	20,472
Net investment income (loss)	2,384,796	273,016	423,229	197,788

REALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	(7)	(2)	3	31
Change in net assets resulting from operations	$2,384,789	$273,014	$423,232	$197,819

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
INVESTMENT INCOME:
Interest income	$225,181	$285,778	$328,129	$75,475
Income from securities lending (net)	—	2,515	—	—
Total investment income	225,181	288,293	328,129	75,475

EXPENSES:
Investment advisory fees	3,428	4,715	7,072	1,613
Administration fees	3,378	4,645	6,979	1,596
Distribution fees	129	3,055	6,410	5,881
Shareholder servicing fees	5,335	11,372	16,844	5,312
Custodian and accounting fees	111	3	387	90
Professional fees	79	91	107	68
Trustees’ and Chief Compliance Officer’s fees	49	62	98	22
Printing and mailing costs	32	78	122	339
Registration and filing fees	37	41	75	50
Transfer agent fees	88	174	88	26
Interest expense	—	2	13	3
Other	56	87	113	60
Total expenses	12,722	24,325	38,308	15,060
Less amounts waived	(2,738)	(2,766)	(4,134)	(1,493)
Less earnings credits	—	— (a)	(163)	(19)
Less reimbursements for legal matters	—	(1)	—	— (a)
Net expenses	9,984	21,558	34,011	13,548
Net investment income (loss)	215,197	266,735	294,118	61,927

REALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	25	154	866	149
Change in net assets resulting from operations	$215,222	$266,889	$294,984	$62,076

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   77

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,384,796	$4,104,044	$273,016	$473,913
Net realized gain (loss)	(7)	1	(2)	(2)
Change in net assets resulting from operations	2,384,789	4,104,045	273,014	473,911

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(158,636)	(230,812)	(68,981)	(107,309)
Premier
From net investment income	(237,985)	(359,208)	(13,241)	(21,516)
Agency
From net investment income	(247,367)	(484,533)	(7,530)	(10,822)
Class B
From net investment income	(138)	(261)	(379)	(906)
Class C
From net investment income	(56)	(118)	(10,442)	(18,477)
Institutional
From net investment income	(634,407)	(1,107,375)	(44,293)	(84,431)
Reserve
From net investment income	(41,323)	(18,448)	(44,267)	(79,387)
Investor
From net investment income	—	—	(36,462)	(81,392)
Cash Management
From net investment income	(10,283)	(2,140)	—	—
Capital
From net investment income	(1,055,045)	(1,901,133)	(47,453)	(69,639)
Service
From net investment income	—	—	— (a)	(1)
Total distributions to shareholders	(2,385,240)	(4,104,028)	(273,048)	(473,880)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	15,395,678	17,409,707	(711,833)	(77,556)

NET ASSETS:
Change in net assets	15,395,227	17,409,724	(711,867)	(77,525)
Beginning of period	88,984,128	71,574,404	10,663,184	10,740,709
End of period	$104,379,355	$88,984,128	$9,951,317	$10,663,184
Accumulated undistributed (distributions in excess of) net investment income	$(1,257)	$(813)	$(561)	$(529)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$423,229	$875,439	$197,788	$450,056
Net realized gain (loss)	3	— (a)	31	9
Change in net assets resulting from operations	423,232	875,439	197,819	450,065

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(78,510)	(131,004)	(42,869)	(65,687)
Premier
From net investment income	(44,343)	(79,979)	(33,176)	(59,351)
Agency
From net investment income	(96,439)	(186,005)	(16,018)	(44,055)
Class B
From net investment income	—	—	(31)	(73)
Class C
From net investment income	—	—	(626)	(1,142)
Institutional
From net investment income	(59,547)	(113,258)	(34,093)	(144,174)
Reserve
From net investment income	(7,835)	(22,397)	(30,091)	(49,590)
Investor
From net investment income	—	—	(40,884)	(86,048)
Capital
From net investment income	(136,533)	(342,789)	—	—
Service
From net investment income	— (a)	(1)	—	—
Total distributions to shareholders	(423,207)	(875,433)	(197,788)	(450,120)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	1,696,120	(4,333,093)	2,925,473	(2,601,187)

NET ASSETS:
Change in net assets	1,696,145	(4,333,087)	2,925,504	(2,601,242)
Beginning of period	18,154,500	22,487,587	8,000,939	10,602,181
End of period	$19,850,645	$18,154,500	$10,926,443	$8,000,939
Accumulated undistributed (distributions in excess of) net investment income	$(443)	$(465)	$(236)	$(236)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   79

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$215,197	$237,630	$266,735	$375,854
Net realized gain (loss)	25	(14)	154	191
Change in net assets resulting from operations	215,222	237,616	266,889	376,045

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(5,212)	(9,883)	(45,003)	(77,627)
From net realized gains	—	—	—	(44)
Premier
From net investment income	(17,119)	(27,063)	(35,365)	(71,987)
From net realized gains	—	—	—	(37)
Agency
From net investment income	(4,527)	(7,376)	(18,492)	(48,005)
From net realized gains	—	—	—	(23)
Institutional
From net investment income	(188,020)	(193,248)	(86,360)	(100,264)
From net realized gains	—	—	—	(41)
Reserve
From net investment income	(319)	(60)	(33,512)	(3,989)
From net realized gains	—	—	—	— (a)
Capital
From net investment income	—	—	(47,898)	(74,027)
From net realized gains	—	—	—	(32)
Total distributions to shareholders	(215,197)	(237,630)	(266,630)	(376,076)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	5,534,817	3,273,932	10,749,088	1,212,243

NET ASSETS:
Change in net assets	5,534,842	3,273,918	10,749,347	1,212,212
Beginning of period	6,706,075	3,432,157	8,694,974	7,482,762
End of period	$12,240,917	$6,706,075	$19,444,321	$8,694,974
Accumulated undistributed (distributions in excess of) net investment income	$(86)	$(86)	$77	$(28)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

	Tax Free Money Market Fund		Municipal Money Market Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$294,118	$485,091	$61,927	$85,163
Net realized gain (loss)	866	2,225	149	445
Change in net assets resulting from operations	294,984	487,316	62,076	85,608

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(12,870)	(11,927)	(4,866)	(9,346)
From net realized gains	—	—	(9)	(30)
Premier
From net investment income	(33,848)	(178,541)	(14,091)	(32,552)
From net realized gains	—	—	(27)	(100)
Agency
From net investment income	(6,915)	(13,170)	(520)	(792)
From net realized gains	—	—	(1)	(1)
Institutional
From net investment income	(168,409)	(266,628)	(14,066)	(7,498)
From net realized gains	—	—	(12)	(23)
Reserve
From net investment income	(72,233)	(14,491)	(3,553)	(4,178)
From net realized gains	—	—	(4)	(12)
Service
From net investment income	—	—	— (a)	— (a)
From net realized gains	—	—	— (a)	— (a)
E*Trade
From net investment income	—	—	(24,832)	(30,798)
From net realized gains	—	—	(44)	(148)
Total distributions to shareholders	(294,275)	(484,757)	(62,025)	(85,478)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	4,912,753	(677,339)	62,401	1,511,052

NET ASSETS:
Change in net assets	4,913,462	(674,780)	62,452	1,511,182
Beginning of period	15,824,670	16,499,450	3,442,214	1,931,032
End of period	$20,738,132	$15,824,670	$3,504,666	$3,442,214
Accumulated undistributed (distributions in excess of) net investment income	$(848)	$(691)	$206	$207

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   81

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$281,949,678	$242,893,000	$2,365,161	$3,864,634
Dividends and distributions reinvested	90,802	149,704	67,754	105,401
Cost of shares redeemed	(280,943,330)	(241,076,252)	(2,510,363)	(3,076,080)
Change in net assets from Morgan capital transactions	$1,097,150	$1,966,452	$(77,448)	$893,955
Premier
Proceeds from shares issued	$309,478,669	$382,767,174	$965,638	$2,286,918
Dividends and distributions reinvested	105,831	138,694	7,011	8,498
Cost of shares redeemed	(307,459,726)	(382,511,304)	(1,079,417)	(2,065,902)
Change in net assets from Premier capital transactions	$2,124,774	$394,564	$(106,768)	$229,514
Agency
Proceeds from shares issued	$109,387,682	$138,881,614	$2,383,823	$2,877,596
Dividends and distributions reinvested	199,613	391,298	6,795	8,912
Cost of shares redeemed	(110,416,413)	(138,003,978)	(2,110,406)	(2,909,214)
Change in net assets from Agency capital transactions	$(829,118)	$1,268,934	$280,212	$(22,706)
Class B
Proceeds from shares issued	$4,612	$11,242	$5,539	$13,552
Dividends and distributions reinvested	120	231	359	862
Cost of shares redeemed	(4,369)	(11,219)	(7,608)	(16,147)
Change in net assets from Class B capital transactions	$363	$254	$(1,710)	$(1,733)
Class C
Proceeds from shares issued	$4,704	$7,101	$218,502	$564,463
Dividends and distributions reinvested	53	87	10,429	18,453
Cost of shares redeemed	(1,147)	(6,301)	(293,164)	(631,020)
Change in net assets from Class C capital transactions	$3,610	$887	$(64,233)	$(48,104)

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007
CAPITAL TRANSACTIONS:
Institutional
Proceeds from shares issued	$141,861,767	$237,553,985	$4,704,213	$7,368,275
Dividends and distributions reinvested	373,277	529,426	38,014	70,477
Cost of shares redeemed	(141,135,897)	(233,774,190)	(5,075,463)	(7,651,647)
Change in net assets from Institutional capital transactions	$1,099,147	$4,309,221	$(333,236)	$(212,895)
Reserve
Proceeds from shares issued	$215,873,550	$57,801,715	$229,230,403	$420,949,560
Dividends and distributions reinvested	1,461	6,518	2,140	4,327
Cost of shares redeemed	(214,496,246)	(57,791,554)	(228,452,850)	(422,056,777)
Change in net assets from Reserve capital transactions	$1,378,765	$16,679	$779,693	$(1,102,890)
Investor
Proceeds from shares issued	$—	$—	$1,192,531	$2,317,378
Dividends and distributions reinvested	—	—	4,568	4,600
Cost of shares redeemed	—	—	(2,411,315)	(2,166,481)
Change in net assets from Investor capital transactions	$—	$—	$(1,214,216)	$155,497
Cash Management
Proceeds from shares issued	$1,853,884	$421,996	$—	$—
Dividends and distributions reinvested	23	1,910	—	—
Cost of shares redeemed	(940,028)	(478,372)	—	—
Change in net assets from Cash Management capital transactions	$913,879	$(54,466)	$—	$—
Capital
Proceeds from shares issued	$343,354,714	$644,829,243	$10,937,340	$17,606,861
Dividends and distributions reinvested	598,967	755,680	41,185	56,455
Cost of shares redeemed	(334,346,573)	(636,077,741)	(10,952,652)	(17,631,511)
Change in net assets from Capital capital transactions	$9,607,108	$9,507,182	$25,873	$31,805
Service
Proceeds from shares issued	$—	$—	$— (a)	$— (a)
Dividends reinvested	—	—	— (a)	1
Cost of shares redeemed	—	—	— (a)	— (a)
Change in net assets from Service capital transactions	$—	$—	$— (a)	$1
Total change in net assets from capital transactions	$15,395,678	$17,409,707	$(711,833)	$(77,556)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   83

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007
SHARE TRANSACTIONS:
Morgan
Issued	281,949,678	242,893,000	2,365,161	3,864,634
Reinvested	90,802	149,704	67,754	105,401
Redeemed	(280,943,330)	(241,076,252)	(2,510,363)	(3,076,080)
Change in Morgan Shares	1,097,150	1,966,452	(77,448)	893,955
Premier
Issued	309,478,669	382,767,174	965,638	2,286,918
Reinvested	105,831	138,694	7,011	8,498
Redeemed	(307,459,726)	(382,511,304)	(1,079,417)	(2,065,902)
Change in Premier Shares	2,124,774	394,564	(106,768)	229,514
Agency
Issued	109,387,682	138,881,614	2,383,823	2,877,596
Reinvested	199,613	391,298	6,795	8,912
Redeemed	(110,416,413)	(138,003,978)	(2,110,406)	(2,909,214)
Change in Agency Shares	(829,118)	1,268,934	280,212	(22,706)
Class B
Issued	4,612	11,242	5,539	13,550
Reinvested	120	231	359	862
Redeemed	(4,369)	(11,219)	(7,608)	(16,145)
Change in Class B Shares	363	254	(1,710)	(1,733)
Class C
Issued	4,704	7,101	218,502	564,463
Reinvested	53	87	10,429	18,453
Redeemed	(1,147)	(6,301)	(293,164)	(631,020)
Change in Class C Shares	3,610	887	(64,233)	(48,104)

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007
SHARE TRANSACTIONS:
Institutional
Issued	141,861,767	237,553,985	4,704,213	7,368,275
Reinvested	373,277	529,426	38,014	70,477
Redeemed	(141,135,897)	(233,774,190)	(5,075,463)	(7,651,647)
Change in Institutional Shares	1,099,147	4,309,221	(333,236)	(212,895)
Reserve
Issued	215,873,550	57,801,715	229,230,403	420,949,560
Reinvested	1,461	6,518	2,140	4,327
Redeemed	(214,496,246)	(57,791,554)	(228,452,850)	(422,056,777)
Change in Reserve Shares	1,378,765	16,679	779,693	(1,102,890)
Investor
Issued	—	—	1,192,531	2,317,378
Reinvested	—	—	4,568	4,600
Redeemed	—	—	(2,411,315)	(2,166,481)
Change in Investor Shares	—	—	(1,214,216)	155,497
Cash Management
Issued	1,853,884	421,996	—	—
Reinvested	23	1,910	—	—
Redeemed	(940,028)	(478,372)	—	—
Change in Cash Management Shares	913,879	(54,466)	—	—
Capital
Issued	343,354,714	644,829,243	10,937,340	17,606,861
Reinvested	598,967	755,680	41,185	56,455
Redeemed	(334,346,573)	(636,077,741)	(10,952,652)	(17,631,511)
Change in Capital Shares	9,607,108	9,507,182	25,873	31,805
Service
Issued	—	—	— (a)	— (a)
Reinvested	—	—	— (a)	1
Redeemed	—	—	— (a)	— (a)
Change in Service Class Shares	—	—	— (a)	1

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   85

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$229,223,449	$320,733,869	$134,240,858	$122,096,434
Dividends and distributions reinvested	20,357	38,130	11,570	24,010
Cost of shares redeemed	(228,924,943)	(320,175,175)	(134,091,937)	(121,086,120)
Change in net assets from Morgan capital transactions	$318,863	$596,824	$160,491	$1,034,324
Premier
Proceeds from shares issued	$75,464,441	$168,917,097	$9,112,149	$10,775,455
Dividends and distributions reinvested	21,537	30,396	10,215	15,339
Cost of shares redeemed	(75,194,647)	(169,281,296)	(9,320,927)	(10,531,544)
Change in net assets from Premier capital transactions	$291,331	$(333,803)	$(198,563)	$259,250
Agency
Proceeds from shares issued	$52,274,199	$86,001,530	$7,073,479	$11,241,927
Dividends and distributions reinvested	78,890	127,447	8,455	27,698
Cost of shares redeemed	(53,035,256)	(85,755,462)	(7,201,809)	(11,267,534)
Change in net assets from Agency capital transactions	$(682,167)	$373,515	$(119,875)	$2,091
Class B
Proceeds from shares issued	$—	$—	$310	$774
Dividends and distributions reinvested	—	—	30	69
Cost of shares redeemed	—	—	(380)	(1,133)
Change in net assets from Class B capital transactions	$—	$—	$(40)	$(290)
Class C
Proceeds from shares issued	$—	$—	$79,615	$51,726
Dividends and distributions reinvested	—	—	626	1,142
Cost of shares redeemed	—	—	(23,395)	(45,990)
Change in net assets from Class C capital transactions	$—	$—	$56,846	$6,878

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

	U.S. Government Money Market Fund			U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2007 (Unaudited)		Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007
CAPITAL TRANSACTIONS:
Institutional
Proceeds from shares issued	$13,552,356		$16,664,731	$8,309,026	$12,603,553
Dividends and distributions reinvested	41,403		70,177	19,289	33,824
Cost of shares redeemed	(12,301,570)		(16,983,287)	(5,685,626)	(15,779,030)
Change in net assets from Institutional capital transactions	$1,292,189		$(248,379)	$2,642,689	$(3,141,653)
Reserve
Proceeds from shares issued	$42,795,023		$128,632,377	$164,105,802	$247,302,603
Dividends and distributions reinvested	129		69	1,574	6,047
Cost of shares redeemed	(42,767,816)		(129,008,689)	(163,335,303)	(247,937,378)
Change in net assets from Reserve capital transactions	$27,336		$(376,243)	$772,073	$(628,728)
Investor
Proceeds from shares issued	$—		$—	$2,310,655	$3,620,956
Dividends and distributions reinvested	—		—	3,683	4,023
Cost of shares redeemed	—		—	(2,702,486)	(3,758,038)
Change in net assets from Investor capital transactions	$—		$—	$(388,148)	$(133,059)
Capital
Proceeds from shares issued	$20,882,309		$45,274,162	$—	$—
Dividends and distributions reinvested	64,504		93,461	—	—
Cost of shares redeemed	(20,498,245)		(49,712,631)	—	—
Change in net assets from Capital capital transactions	$448,568		$(4,345,008)	$—	$—
Service
Proceeds from shares issued	$—	(a)	$20	$—	$—
Dividends and distributions reinvested	—	(a)	1	—	—
Cost of shares redeemed	—	(a)	(20)	—	—
Change in net assets from Service capital transactions	$—	(a)	$1	$—	$—
Total change in net assets from capital transactions	$1,696,120		$(4,333,093)	$2,925,473	$(2,601,187)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   87

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007
SHARE TRANSACTIONS:
Morgan
Issued	229,223,449	320,733,869	134,240,858	122,096,434
Reinvested	20,357	38,130	11,570	24,010
Redeemed	(228,924,943)	(320,175,175)	(134,091,937)	(121,086,120)
Change in Morgan Shares	318,863	596,824	160,491	1,034,324
Premier
Issued	75,464,441	168,917,097	9,112,149	10,775,455
Reinvested	21,537	30,396	10,215	15,339
Redeemed	(75,194,647)	(169,281,296)	(9,320,927)	(10,531,544)
Change in Premier Shares	291,331	(333,803)	(198,563)	259,250
Agency
Issued	52,274,199	86,001,530	7,073,479	11,241,927
Reinvested	78,890	127,447	8,455	27,698
Redeemed	(53,035,256)	(85,755,462)	(7,201,809)	(11,267,534)
Change in Agency Shares	(682,167)	373,515	(119,875)	2,091
Class B
Issued	—	—	310	774
Reinvested	—	—	30	69
Redeemed	—	—	(380)	(1,133)
Change in Class B Shares	—	—	(40)	(290)
Class C
Issued	—	—	79,615	51,726
Reinvested	—	—	626	1,142
Redeemed	—	—	(23,395)	(45,990)
Change in Class C Shares	—	—	56,846	6,878

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

	U.S. Government Money Market Fund			U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2007 (Unaudited)		Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007
SHARE TRANSACTIONS:
Institutional
Issued	13,552,356		16,664,731	8,309,026	12,603,553
Reinvested	41,403		70,177	19,289	33,824
Redeemed	(12,301,570)		(16,983,287)	(5,685,626)	(15,779,030)
Change in Institutional Shares	1,292,189		(248,379)	2,642,689	(3,141,653)
Reserve
Issued	42,795,023		128,632,377	164,105,802	247,302,603
Reinvested	129		69	1,574	6,047
Redeemed	(42,767,816)		(129,008,689)	(163,335,303)	(247,937,378)
Change in Reserve Shares	27,336		(376,243)	772,073	(628,728)
Investor
Issued	—		—	2,310,655	3,620,956
Reinvested	—		—	3,683	4,023
Redeemed	—		—	(2,702,486)	(3,758,038)
Change in Investor Shares	—		—	(388,148)	(133,059)
Capital Class
Issued	20,882,309		45,274,162	—	—
Reinvested	64,504		93,461	—	—
Redeemed	(20,498,245)		(49,712,631)	—	—
Change in Capital Shares	448,568		(4,345,008)	—	—
Service
Issued	—	(a)	20	—	—
Reinvested	—	(a)	1	—	—
Redeemed	—	(a)	(20)	—	—
Change in Service Class Shares	—	(a)	1	—	—

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   89

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$2,397,561	$4,363,188	$25,312,812	$13,075,840
Dividends and distributions reinvested	3,222	5,913	30,569	51,687
Cost of shares redeemed	(2,446,072)	(4,340,649)	(25,177,499)	(13,147,712)
Change in net assets from Morgan capital transactions	$(45,289)	$28,452	$165,882	$(20,185)
Premier
Proceeds from shares issued	$1,789,191	$2,661,541	$96,545,670	$107,525,040
Dividends and distributions reinvested	11,967	14,946	12,342	16,165
Cost of shares redeemed	(1,622,058)	(2,828,389)	(95,705,257)	(107,757,670)
Change in net assets from Premier capital transactions	$179,100	$(151,902)	$852,755	$(216,465)
Agency
Proceeds from shares issued	$502,620	$1,188,597	$4,764,440	$4,683,954
Dividends and distributions reinvested	2,785	3,374	16,311	42,991
Cost of shares redeemed	(469,440)	(1,220,469)	(4,476,133)	(5,269,280)
Change in net assets from Agency capital transactions	$35,965	$(28,498)	$304,618	$(542,335)
Institutional
Proceeds from shares issued	$16,793,544	$17,625,865	$16,740,340	$14,119,865
Dividends and distributions reinvested	154,179	115,435	41,623	51,119
Cost of shares redeemed	(11,596,215)	(14,315,911)	(12,198,478)	(12,965,567)
Change in net assets from Institutional capital transactions	$5,351,508	$3,425,389	$4,583,485	$1,205,417
Reserve
Proceeds from shares issued	$31,370	$18,724	$7,798,076	$1,456,924
Dividends and distributions reinvested	302	60	11,008	312
Cost of shares redeemed	(18,139)	(18,293)	(5,446,603)	(673,942)
Change in net assets from Reserve capital transactions	$13,533	$491	$2,362,481	$783,294
Capital
Proceeds from shares issued	$—	$—	$5,888,349	$7,857,276
Dividends and distributions reinvested	—	—	17,816	22,793
Cost of shares redeemed	—	—	(3,426,298)	(7,877,552)
Change in net assets from Capital capital transactions	$—	$—	$2,479,867	$2,517
Total change in net assets from capital transactions	$5,534,817	$3,273,932	$10,749,088	$1,212,243

SEE NOTES TO FINANCIAL STATEMENTS.

90   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007
SHARE TRANSACTIONS:
Morgan
Issued	2,397,561	4,363,188	25,312,812	13,075,840
Reinvested	3,222	5,913	30,569	51,687
Redeemed	(2,446,072)	(4,340,649)	(25,177,499)	(13,147,712)
Change in Morgan Shares	(45,289)	28,452	165,882	(20,185)
Premier
Issued	1,789,191	2,661,541	96,545,670	107,525,040
Reinvested	11,967	14,946	12,342	16,165
Redeemed	(1,622,058)	(2,828,389)	(95,705,257)	(107,757,670)
Change in Premier Shares	179,100	(151,902)	852,755	(216,465)
Agency
Issued	502,620	1,188,597	4,764,440	4,683,954
Reinvested	2,785	3,374	16,311	42,991
Redeemed	(469,440)	(1,220,469)	(4,476,133)	(5,269,280)
Change in Agency Shares	35,965	(28,498)	304,618	(542,335)
Institutional
Issued	16,793,544	17,625,865	16,740,340	14,119,865
Reinvested	154,179	115,435	41,623	51,119
Redeemed	(11,596,215)	(14,315,911)	(12,198,478)	(12,965,567)
Change in Institutional Shares	5,351,508	3,425,389	4,583,485	1,205,417
Reserve
Proceeds from shares issued	31,370	18,724	7,798,076	1,456,924
Dividends reinvested	302	60	11,008	312
Cost of shares redeemed	(18,139)	(18,293)	(5,446,603)	(673,942)
Change in Reserve Shares	13,533	491	2,362,481	783,294
Capital
Proceeds from shares issued	—	—	5,888,349	7,857,276
Dividends reinvested	—	—	17,816	22,793
Cost of shares redeemed	—	—	(3,426,298)	(7,877,552)
Change in Capital Shares	—	—	2,479,867	2,517

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   91

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Free Money Market Fund		Municipal Money Market Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$38,114,980	$20,898,989	$628,225	$1,140,564
Dividends and distributions reinvested	6,757	6,219	4,809	9,256
Cost of shares redeemed	(37,941,093)	(20,800,377)	(706,026)	(1,082,925)
Change in net assets from Morgan capital transactions	$180,644	$104,831	$(72,992)	$66,895
Premier
Proceeds from shares issued	$4,481,165	$27,707,596	$734,577	$1,327,555
Dividends and distributions reinvested	8,300	12,570	1,727	2,274
Cost of shares redeemed	(4,016,759)	(31,762,508)	(1,637,136)	(1,199,580)
Change in net assets from Premier capital transactions	$472,706	$(4,042,342)	$(900,832)	$130,249
Agency
Proceeds from shares issued	$1,226,135	$2,720,547	$215,439	$164,706
Dividends and distributions reinvested	6,201	11,210	518	789
Cost of shares redeemed	(1,053,350)	(2,888,261)	(199,242)	(194,606)
Change in net assets from Agency capital transactions	$178,986	$(156,504)	$16,715	$(29,111)
Institutional
Proceeds from shares issued	$30,856,948	$52,326,990	$3,519,709	$1,706,229
Dividends and distributions reinvested	94,028	155,174	9,266	1,723
Cost of shares redeemed	(27,975,891)	(53,693,999)	(2,808,353)	(1,721,295)
Change in net assets from Institutional capital transactions	$2,975,085	$(1,211,835)	$720,622	$(13,343)
Reserve
Proceeds from shares issued	$15,361,288	$7,413,784	$26,049,935	$30,717,550
Dividends and distributions reinvested	2,183	36	113	208
Cost of shares redeemed	(14,258,139)	(2,785,309)	(25,868,746)	(30,777,487)
Change in net assets from Reserve capital transactions	$1,105,332	$4,628,511	$181,302	$(59,729)
Service
Proceeds from shares issued	$—	$—	$— (a)	$— (a)
Dividends and distributions reinvested	—	—	— (a)	— (a)
Cost of shares redeemed	—	—	— (a)	— (a)
Change in net assets from Service Class capital transactions	$—	$—	$— (a)	$— (a)
E*Trade
Proceeds from shares issued	$—	$—	$480,379	$1,960,200
Dividends and distributions reinvested	—	—	24,876	30,946
Cost of shares redeemed	—	—	(387,669)	(575,055)
Change in net assets from E*Trade capital transactions	$—	$—	$117,586	$1,416,091
Total change in net assets from capital transactions	$4,912,753	$(677,339)	$62,401	$1,511,052

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

92   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

	Tax Free Money Market Fund		Municipal Money Market Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007
SHARE TRANSACTIONS:
Morgan
Issued	38,114,980	20,898,989	628,225	1,140,564
Reinvested	6,757	6,219	4,809	9,256
Redeemed	(37,941,093)	(20,800,377)	(706,026)	(1,082,925)
Change in Morgan Shares	180,644	104,831	(72,992)	66,895
Premier
Issued	4,481,165	27,707,596	734,577	1,327,555
Reinvested	8,300	12,570	1,727	2,274
Redeemed	(4,016,759)	(31,762,508)	(1,637,136)	(1,199,580)
Change in Premier Shares	472,706	(4,042,342)	(900,832)	130,249
Agency
Issued	1,226,135	2,720,547	215,439	164,706
Reinvested	6,201	11,210	518	789
Redeemed	(1,053,350)	(2,888,261)	(199,242)	(194,606)
Change in Agency Shares	178,986	(156,504)	16,715	(29,111)
Institutional
Issued	30,856,948	52,326,990	3,519,709	1,706,229
Reinvested	94,028	155,174	9,266	1,723
Redeemed	(27,975,891)	(53,693,999)	(2,808,353)	(1,721,295)
Change in Institutional Shares	2,975,085	(1,211,835)	720,622	(13,343)
Reserve
Issued	15,361,288	7,413,784	26,049,935	30,717,550
Reinvested	2,183	36	113	208
Redeemed	(14,258,139)	(2,785,309)	(25,868,746)	(30,777,487)
Change in Reserve Shares	1,105,332	4,628,511	181,302	(59,729)
Service
Issued	—	—	— (a)	— (a)
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	— (a)	— (a)
Change in Service Class Shares	—	—	— (a)	— (a)
E*Trade
Proceeds from shares issued	—	—	480,379	1,960,200
Dividends reinvested	—	—	24,876	30,946
Cost of shares redeemed	—	—	(387,669)	(575,055)
Change in E*Trade Shares	—	—	117,586	1,416,091

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   93

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Morgan

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains		Total distributions
Prime Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	$1.00	$0.02		$—	(f)	$0.02		$(0.02)	$—		$(0.02)
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	—		(0.05)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.02		—		0.02		(0.02)	—		(0.02)

Liquid Assets Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)

U.S. Government Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—		0.02		(0.02)	—		(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)

U.S. Treasury Plus Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)

Federal Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	—		(0.05)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)	—		— (f)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)	—		(0.01)

100% U.S. Treasury Securities Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	—	(f)	(0.04)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)	—		— (f)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.02		—		0.02		(0.02)	—		(0.02)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes interest expense for custody overdraft of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

94   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	2.48%	$7,058,779	0.51%		4.86%	0.52%
1.00	4.79	5,961,657	0.51		4.72	0.53
1.00	1.80	3,995,204	0.51		3.61	0.53
1.00	2.08	3,771,089	0.55		2.05	0.58
1.00	0.59	3,919,246	0.59		0.59	0.63
1.00	0.87	4,627,000	0.59		0.90	0.62
1.00	1.71	7,552,000	0.58		1.72	0.61

1.00	2.45	2,706,409	0.60	(g)	4.80	0.64
1.00	4.69	2,783,868	0.59		4.62	0.64
1.00	2.26	1,889,908	0.59		3.56	0.64
1.00	0.84	253,991	0.59		2.36	0.64

1.00	2.41	3,563,988	0.59		4.73	0.62
1.00	4.65	3,245,121	0.59		4.58	0.63
1.00	2.24	2,648,298	0.59		3.34	0.63
1.00	0.81	2,445,422	0.59		2.26	0.63

1.00	2.31	2,070,415	0.59		4.53	0.63
1.00	4.62	1,909,921	0.59		4.59	0.63
1.00	2.16	875,609	0.59		3.20	0.64
1.00	0.78	812,795	0.59		2.20	0.62

1.00	2.38	190,089	0.59		4.67	0.62
1.00	4.61	235,377	0.59		4.53	0.63
1.00	1.72	206,926	0.59		3.44	0.64
1.00	1.88	220,885	0.64		1.85	0.72
1.00	0.41	238,643	0.70		0.40	0.79
1.00	0.70	310,996	0.70		0.72	0.79
1.00	1.51	451,881	0.70		1.53	0.72

1.00	2.22	2,059,243	0.59		4.35	0.62
1.00	4.39	1,893,320	0.59		4.29	0.63
1.00	1.59	1,913,521	0.59		3.18	0.64
1.00	1.75	2,032,558	0.59		1.75	0.66
1.00	0.45	1,868,692	0.59		0.43	0.69
1.00	0.75	2,535,204	0.59		0.77	0.69
1.00	1.55	3,525,590	0.59		1.53	0.69

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   95

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Morgan (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains		Total distributions
Tax Free Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	$1.00	$0.02		$—	(f)	$0.02		$(0.02)	$—		$(0.02)
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)	—		(0.03)
September 1, 2005 to February 28, 2006 (c)	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)	—		— (f)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Municipal Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.02		—	(f)	0.02		(0.02)	—	(f)	(0.02)
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)	—	(f)	(0.03)
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

96   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	1.59%	$751,616	0.59%	3.13%	0.62%
1.00	2.97	570,935	0.59	3.00	0.62
1.00	1.15	465,810	0.59	2.37	0.63
1.00	1.43	557,839	0.59	1.43	0.66
1.00	0.48	566,501	0.59	0.48	0.68
1.00	0.69	655,098	0.59	0.72	0.69
1.00	1.21	903,000	0.59	1.14	0.69

1.00	1.60	242,058	0.59	3.15	0.64
1.00	3.01	315,046	0.59	2.97	0.63
1.00	1.49	248,123	0.59	2.33	0.64
1.00	0.63	36,495	0.59	1.79	0.63

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   97

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Premier

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions
Prime Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	$1.00	$0.02	$—	(f)	$0.02	$(0.02)	$—		$(0.02)
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	—		(0.05)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)	—		(0.02)

Liquid Assets Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—		0.01	(0.01)	—		(0.01)

U.S. Government Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended June 30, 2002	1.00	0.02	—		0.02	(0.02)	—		(0.02)

U.S. Treasury Plus Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)

Federal Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	—		(0.05)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)	—		(0.02)

100% U.S. Treasury Securities Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
Year Ended February 28, 2007	1.00	0.04	—	(f)	0.04	(0.04)	—	(f)	(0.04)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)	—		(0.02)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes interest expense for custody overdraft of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

98   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	2.51%	$9,969,665	0.45%		4.93%	0.47%
1.00	4.85	7,844,932	0.45		4.75	0.48
1.00	1.83	7,450,365	0.45		3.65	0.48
1.00	2.18	8,577,924	0.45		2.22	0.48
1.00	0.73	5,887,641	0.45		0.73	0.47
1.00	1.01	5,411,913	0.45		1.00	0.46
1.00	1.85	5,182,000	0.44		1.80	0.47

1.00	2.52	439,141	0.46	(g)	4.94	0.49
1.00	4.84	545,911	0.45		4.77	0.49
1.00	2.36	316,397	0.45		3.61	0.49
1.00	0.89	80,814	0.45		2.52	0.52

1.00	2.48	1,915,340	0.45		4.87	0.47
1.00	4.80	1,624,006	0.45		4.69	0.48
1.00	2.37	1,957,807	0.39		3.56	0.48
1.00	1.79	1,416,600	0.39		1.94	0.44
1.00	0.72	728,456	0.39		0.71	0.39
1.00	1.15	770,196	0.39		1.13	0.39
1.00	2.21	699,907	0.37		2.24	0.39

1.00	2.38	1,225,629	0.45		4.68	0.48
1.00	4.76	1,424,189	0.45		4.68	0.48
1.00	2.25	1,164,950	0.45		3.36	0.49
1.00	0.83	1,009,503	0.45		2.32	0.47

1.00	2.45	783,959	0.45		4.81	0.47
1.00	4.76	604,858	0.45		4.62	0.48
1.00	1.79	756,761	0.45		3.52	0.49
1.00	2.08	1,502,964	0.45		2.13	0.49
1.00	0.66	1,057,504	0.45		0.65	0.48
1.00	0.95	1,214,705	0.45		0.96	0.47
1.00	1.77	1,403,875	0.45		1.73	0.47

1.00	2.29	2,144,255	0.45		4.46	0.47
1.00	4.54	1,291,467	0.45		4.45	0.48
1.00	1.69	1,507,936	0.39		3.48	0.49
1.00	1.92	1,010,061	0.41		2.08	0.48
1.00	0.58	564,734	0.46		0.57	0.47
1.00	0.88	488,963	0.46		0.85	0.47
1.00	1.68	352,873	0.46		1.52	0.48

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   99

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Premier (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions
Tax Free Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	$1.00	$0.02	$—	(f)	$0.02	$(0.02)	$—		$(0.02)
Year Ended February 28, 2007	1.00	0.03	—	(f)	0.03	(0.03)	—		(0.03)
September 1, 2005 to February 28, 2006 (c)	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.01	—		0.01	(0.01)	—		(0.01)

Municipal Money Market Fund (d)
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.02	—	(f)	0.02	(0.02)	—	(f)	(0.02)
Year Ended February 28, 2007	1.00	0.03	—	(f)	0.03	(0.03)	—	(f)	(0.03)
July 1, 2005 to February 28, 2006 (e)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended June 30, 2002	1.00	0.01	—		0.01	(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	Effective February 19, 2005, Class I was renamed as Premier Shares.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

100   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	1.66%	$2,551,645	0.45%	3.26%	0.47%
1.00	3.12	2,078,846	0.45	3.07	0.47
1.00	1.22	6,120,346	0.45	2.47	0.48
1.00	1.58	4,686,356	0.45	1.57	0.48
1.00	0.62	4,038,922	0.45	0.62	0.47
1.00	0.83	3,429,000	0.45	0.82	0.47
1.00	1.35	3,066,000	0.45	1.25	0.48

1.00	1.67	136,397	0.45	3.29	0.49
1.00	3.16	1,037,219	0.45	3.11	0.48
1.00	1.58	906,870	0.45	2.36	0.48
1.00	1.42	827,335	0.45	1.39	0.51
1.00	0.61	867,509	0.45	0.60	0.53
1.00	0.96	1,085,136	0.45	0.96	0.53
1.00	1.45	1,290,395	0.45	1.38	0.53

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   101

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Agency

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions
Prime Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	$1.00	$0.03	$—	(g)	$0.03	$(0.03)	$—		$(0.03)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.03	—		0.03	(0.03)	—		(0.03)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)	—		(0.02)

Liquid Assets Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.03	—	(g)	0.03	(0.03)	—		(0.03)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—		0.01	(0.01)	—		(0.01)

U.S. Government Money Market Fund (f)
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.03	—	(g)	0.03	(0.03)	—		(0.03)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
November 1, 2001 (e) to June 30, 2002	1.00	0.01	—		0.01	(0.01)	—		(0.01)

U.S. Treasury Plus Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(g)	0.01	(0.01)	—		(0.01)

Federal Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.03	—	(g)	0.03	(0.03)	—		(0.03)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)	—		(0.02)

100% U.S. Treasury Securities Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—	(g)	(0.05)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)	—		(0.02)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Effective February 19, 2005, Administrative Class was renamed as Agency Shares.

(g)	Amount rounds to less than $0.01.

(h)	Includes interest expense for custody overdraft of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

102   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

$1.00	2.61%	$9,796,951	0.26%		5.12%	0.32%
1.00	5.05	10,626,102	0.26		4.95	0.33
1.00	1.93	9,357,166	0.26		3.84	0.33
1.00	2.37	12,406,388	0.26		2.35	0.33
1.00	0.93	11,669,540	0.26		0.92	0.32
1.00	1.20	12,648,000	0.26		1.20	0.31
1.00	2.05	12,562,000	0.25		2.08	0.32

1.00	2.62	463,602	0.27	(h)	5.13	0.34
1.00	5.03	183,392	0.26		4.94	0.34
1.00	2.49	206,098	0.26		3.68	0.34
1.00	0.96	482,594	0.26		2.68	0.37

1.00	2.58	3,208,313	0.26		5.06	0.32
1.00	5.00	3,890,478	0.26		4.91	0.33
1.00	2.48	3,516,960	0.24		3.65	0.33
1.00	1.95	4,045,754	0.24		2.55	0.32
1.00	0.87	98,212	0.24		0.86	0.24
1.00	1.30	578,118	0.24		1.14	0.24
1.00	1.21	81,789	0.24		1.72	0.24

1.00	2.48	777,085	0.26		4.86	0.33
1.00	4.96	896,961	0.26		4.85	0.33
1.00	2.38	894,875	0.26		3.55	0.34
1.00	0.89	898,116	0.26		2.52	0.32

1.00	2.55	208,289	0.26		5.00	0.32
1.00	4.96	172,324	0.26		4.82	0.33
1.00	1.89	200,822	0.26		3.74	0.34
1.00	2.27	203,604	0.26		2.17	0.34
1.00	0.85	389,465	0.26		0.85	0.33
1.00	1.14	333,490	0.26		1.20	0.33
1.00	1.96	522,503	0.26		2.02	0.32

1.00	2.39	861,179	0.26		4.66	0.32
1.00	4.74	556,544	0.26		4.63	0.33
1.00	1.77	1,098,879	0.24		3.56	0.34
1.00	2.10	738,403	0.24		2.09	0.33
1.00	0.79	784,065	0.25		0.78	0.32
1.00	1.09	818,000	0.25		1.11	0.32
1.00	1.89	1,090,033	0.25		1.86	0.32

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   103

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Agency (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions
Tax Free Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	$1.00	$0.02	$—	(f)	$0.02	$(0.02)	$—		$(0.02)
Year Ended February 28, 2007	1.00	0.03	—	(f)	0.03	(0.03)	—		(0.03)
September 1, 2005 to February 28, 2006 (c)	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)	—		(0.02)

Municipal Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.02	—	(f)	0.02	(0.02)	—	(f)	(0.02)
Year Ended February 28, 2007	1.00	0.03	—	(f)	0.03	(0.03)	—	(f)	(0.03)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

104   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

$1.00	1.75%	$467,066	0.26%	3.44%	0.32%
1.00	3.31	288,068	0.26	3.26	0.32
1.00	1.31	444,492	0.26	2.63	0.33
1.00	1.77	904,664	0.26	1.74	0.33
1.00	0.81	1,173,270	0.26	0.82	0.32
1.00	1.02	724,817	0.26	1.05	0.33
1.00	1.54	1,091,000	0.26	1.45	0.33

1.00	1.77	33,142	0.26	3.47	0.34
1.00	3.35	16,427	0.26	3.22	0.34
1.00	1.71	45,534	0.26	2.71	0.34
1.00	0.75	17	0.26	2.34	0.32

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   105

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Total Distributions
Prime Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	$1.00	$0.02		$—	(e)	$0.02		$(0.02)	$(0.02)
Year Ended February 28, 2007	1.00	0.04		—	(e)	0.04		(0.04)	(0.04)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(e)	0.02		(0.02)	(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	(0.02)
Year Ended August 31, 2004	1.00	—	(e)	—		—	(e)	— (e)	— (e)
Year Ended August 31, 2003	1.00	—	(e)	—		—	(e)	— (e)	— (e)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)	(0.01)

Liquid Assets Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.02		—	(e)	0.02		(0.02)	(0.02)
Year Ended February 28, 2007	1.00	0.04		—	(e)	0.04		(0.04)	(0.04)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)	(0.02)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)	(0.01)
Year Ended June 30, 2004	1.00	—	(e)	—		—	(e)	— (e)	— (e)
Year Ended June 30, 2003	1.00	—	(e)	—		—	(e)	— (e)	— (e)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)	(0.01)

U.S. Treasury Plus Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.02		—	(e)	0.02		(0.02)	(0.02)
Year Ended February 28, 2007	1.00	0.04		—	(e)	0.04		(0.04)	(0.04)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)	(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(e)	0.01		(0.01)	(0.01)
Year Ended June 30, 2004	1.00	—	(e)	—		—	(e)	— (e)	— (e)
Year Ended June 30, 2003	1.00	—	(e)	—		—	(e)	— (e)	— (e)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)	(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Amount rounds to less than $0.01.

(f)	Includes interest expense for custody overdraft of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

106   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	2.24%	$6,524	0.97%		4.42%	1.17%
1.00	4.31	6,161	0.97		4.26	1.18
1.00	1.57	5,907	0.97		3.16	1.18
1.00	1.52	5,690	1.11		1.58	1.23
1.00	0.12	8,247	1.06		0.12	1.28
1.00	0.25	10,093	1.21		0.27	1.27
1.00	1.05	13,296	1.23		1.10	1.26

1.00	2.25	17,007	0.98	(f)	4.43	1.19
1.00	4.30	18,717	0.97		4.23	1.19
1.00	2.01	20,450	0.97		2.97	1.19
1.00	1.27	26,999	1.01		1.17	1.44
1.00	0.15	41,540	1.02		0.15	1.54
1.00	0.33	62,581	1.33		0.32	1.55
1.00	1.12	38,690	1.52		1.08	1.55

1.00	2.12	1,489	0.97		4.17	1.18
1.00	4.22	1,528	0.97		4.15	1.18
1.00	1.90	1,819	0.97		2.82	1.19
1.00	1.25	2,358	0.87		1.18	1.42
1.00	0.24	2,860	0.82		0.24	1.52
1.00	0.31	3,096	1.17		0.31	1.53
1.00	1.05	1,735	1.52		0.95	1.53

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   107

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Total Distributions
Prime Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	$1.00	$0.02		$—	(e)	$0.02		$(0.02)	$(0.02)
Year Ended February 28, 2007	1.00	0.04		—	(e)	0.04		(0.04)	(0.04)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(e)	0.02		(0.02)	(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	(0.02)
Year Ended August 31, 2004	1.00	—	(e)	—		—	(e)	— (e)	— (e)
Year Ended August 31, 2003	1.00	—	(e)	—		—	(e)	— (e)	— (e)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)	(0.01)

Liquid Assets Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.02		—	(e)	0.02		(0.02)	(0.02)
Year Ended February 28, 2007	1.00	0.04		—	(e)	0.04		(0.04)	(0.04)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)	(0.02)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)	(0.01)
Year Ended June 30, 2004	1.00	—	(e)	—		—	(e)	— (e)	— (e)
Year Ended June 30, 2003	1.00	—	(e)	—		—	(e)	— (e)	— (e)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)	(0.01)

U.S. Treasury Plus Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.02		—	(e)	0.02		(0.02)	(0.02)
Year Ended February 28, 2007	1.00	0.04		—	(e)	0.04		(0.04)	(0.04)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)	(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(e)	0.01		(0.01)	(0.01)
Year Ended June 30, 2004	1.00	—	(e)	—		—	(e)	— (e)	— (e)
Year Ended June 30, 2003	1.00	—	(e)	—		—	(e)	— (e)	— (e)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)	(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Amount rounds to less than $0.01.

(f)	Includes interest expense for custody overdraft of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

108   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	2.24%	$5,108	0.97%		4.41%	1.17%
1.00	4.31	1,497	0.97		4.33	1.17
1.00	1.57	611	0.97		3.21	1.18
1.00	1.52	387	1.11		1.54	1.23
1.00	0.12	661	1.07		0.13	1.28
1.00	0.25	564	1.21		0.25	1.27
1.00	1.05	628	1.23		1.16	1.26

1.00	2.25	430,729	0.98	(f)	4.42	1.19
1.00	4.29	494,963	0.97		4.20	1.19
1.00	2.01	543,064	0.97		3.04	1.19
1.00	1.27	347,285	0.97		2.06	1.23
1.00	0.15	8,284	1.02		0.15	1.52
1.00	0.33	9,267	1.33		0.31	1.55
1.00	1.12	3,430	1.52		0.95	1.55

1.00	2.12	84,873	0.97		4.07	1.17
1.00	4.22	28,026	0.97		4.18	1.18
1.00	1.90	21,148	0.97		2.82	1.19
1.00	1.25	27,589	0.96		1.90	1.21
1.00	0.24	548	0.83		0.24	1.53
1.00	0.31	869	1.19		0.30	1.53
1.00	1.05	682	1.52		1.02	1.53

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   109

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions
Prime Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	$1.00	$0.03	$—	(f)	$0.03	$(0.03)	$—		$(0.03)
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	—		(0.05)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.03	—		0.03	(0.03)	—		(0.03)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
September 10, 2001 (e) to August 31, 2002	1.00	0.02	—		0.02	(0.02)	—		(0.02)

Liquid Assets Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.03	—	(f)	0.03	(0.03)	—		(0.03)
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.03	—	(f)	0.03	(0.03)	—		(0.03)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—		0.01	(0.01)	—		(0.01)

U.S. Government Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.03	—	(f)	0.03	(0.03)	—		(0.03)
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)	—		(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)

U.S. Treasury Plus Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)

Federal Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.03	—	(f)	0.03	(0.03)	—		(0.03)
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	—		(0.05)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
September 10, 2001 (e) to August 31, 2002	1.00	0.02	—		0.02	(0.02)	—		(0.02)

100% U.S. Treasury Securities Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	—	(f)	(0.05)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
September 10, 2001 (e) to August 31, 2002	1.00	0.02	—		0.02	(0.02)	—		(0.02)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes interest expense for custody overdraft of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

110   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

$1.00	2.64%	$26,507,598	0.20%		5.18%	0.27%
1.00	5.11	25,408,596	0.20		5.01	0.28
1.00	1.96	21,099,369	0.20		3.91	0.28
1.00	2.43	21,516,192	0.20		2.36	0.30
1.00	0.99	26,513,965	0.20		0.99	0.32
1.00	1.27	25,075,000	0.20		1.24	0.31
1.00	2.02	21,881,000	0.19		2.06	0.32

1.00	2.65	1,336,773	0.21	(g)	5.19	0.29
1.00	5.10	1,670,013	0.20		4.96	0.29
1.00	2.53	1,882,903	0.20		3.77	0.29
1.00	0.98	1,452,881	0.20		2.76	0.32

1.00	2.61	3,358,186	0.20		5.12	0.27
1.00	5.06	2,065,993	0.20		4.94	0.28
1.00	2.50	2,314,372	0.20		3.76	0.28
1.00	0.94	2,017,162	0.20		2.66	0.28

1.00	2.51	3,652,455	0.20		4.80	0.27
1.00	5.03	1,009,749	0.20		4.87	0.28
1.00	2.42	4,151,409	0.20		3.72	0.29
1.00	0.92	1,705,565	0.20		2.61	0.27

1.00	2.58	11,043,796	0.20		5.06	0.27
1.00	5.02	5,692,265	0.20		4.95	0.28
1.00	1.92	2,266,888	0.20		3.86	0.29
1.00	2.34	1,817,800	0.20		2.36	0.31
1.00	0.91	1,271,387	0.20		0.90	0.32
1.00	1.20	1,712,000	0.20		1.20	0.32
1.00	1.93	1,953,000	0.20		1.97	0.32

1.00	2.42	7,368,498	0.20		4.68	0.27
1.00	4.80	2,784,927	0.20		4.72	0.28
1.00	1.79	1,579,514	0.20		3.59	0.29
1.00	2.14	1,318,264	0.20		2.07	0.30
1.00	0.84	1,976,796	0.20		0.84	0.31
1.00	1.14	1,126,307	0.20		1.08	0.32
1.00	1.85	267,011	0.20		1.67	0.33

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   111

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions
Tax Free Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	$1.00	$0.02	$—	(f)	$0.02	$(0.02)	$—		$(0.02)
Year Ended February 28, 2007	1.00	0.03	—	(f)	0.03	(0.03)	—		(0.03)
September 1, 2005 to February 28, 2006 (c)	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
September 10, 2001 (e) to August 31, 2002	1.00	0.02	—		0.02	(0.02)	—		(0.02)

Municipal Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.02	—	(f)	0.02	(0.02)	—	(f)	(0.02)
Year Ended February 28, 2007	1.00	0.03	—	(f)	0.03	(0.03)	—	(f)	(0.03)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

112   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

$1.00	1.78%	$11,230,824	0.20%	3.51%	0.27%
1.00	3.37	8,255,381	0.20	3.32	0.27
1.00	1.34	9,465,973	0.20	2.69	0.28
1.00	1.83	8,973,878	0.20	1.81	0.30
1.00	0.87	8,684,334	0.20	0.87	0.31
1.00	1.09	6,332,000	0.20	1.05	0.32
1.00	1.54	3,889,112	0.20	1.46	0.33

1.00	1.80	957,057	0.20	3.55	0.29
1.00	3.41	236,421	0.20	3.36	0.28
1.00	1.75	249,762	0.20	2.71	0.29
1.00	0.77	84,755	0.20	2.27	0.28

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   113

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Reserve

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains		Total distributions
Prime Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	$1.00	$0.02		$—	(g)	$0.02		$(0.02)	$—		$(0.02)
Year Ended February 28, 2007	1.00	0.04		—	(g)	0.04		(0.04)	—		(0.04)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(g)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	—	(g)	—		—	(g)	— (g)	—		— (g)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.02		—		0.02		(0.02)	—		(0.02)

Liquid Assets Money Market Fund (e)
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.02		—	(g)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2007	1.00	0.04		—	(g)	0.04		(0.04)	—		(0.04)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(g)	0.02		(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended June 30, 2004	1.00	—	(g)	—		—	(g)	— (g)	—		— (g)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended June 30, 2002	1.00	0.02		—		0.02		(0.02)	—		(0.02)

U.S. Government Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.02		—	(g)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2007	1.00	0.04		—	(g)	0.04		(0.04)	—		(0.04)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—		0.02		(0.02)	—		(0.02)
February 19, 2005 (f) to June 30, 2005	1.00	0.01		—	(g)	0.01		(0.01)	—		(0.01)

U.S. Treasury Plus Money Market Fund (e)
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.02		—	(g)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2007	1.00	0.04		—	(g)	0.04		(0.04)	—		(0.04)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(g)	0.02		(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(g)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2004	1.00	—	(g)	—		—	(g)	— (g)	—		— (g)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended June 30, 2002	1.00	0.02		—		0.02		(0.02)	—		(0.02)

Federal Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.02		—	(g)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2007	1.00	0.04		—	(g)	0.04		(0.04)	—		(0.04)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(g)	0.02		(0.02)	—		(0.02)
February 19, 2005 (f) to August 31, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)

100% U.S. Treasury Securities Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.02		—	(g)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2007	1.00	0.04		—	(g)	0.04		(0.04)	—	(g)	(0.04)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(g)	0.02		(0.02)	—		(0.02)
February 19, 2005 (f) to August 31, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Effective February 19, 2005, Class A was renamed as Reserve Shares.

(f)	Commencement of offering of class of shares.

(g)	Amount rounds to less than $0.01.

(h)	Includes interest expense for custody overdraft of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

114   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	2.38%	$1,840,556	0.70%		4.68%	0.72%
1.00	4.59	461,798	0.70		4.49	0.73
1.00	1.71	445,119	0.70		3.45	0.73
1.00	1.92	304,259	0.70		1.92	0.73
1.00	0.48	269,516	0.70		0.48	0.73
1.00	0.76	355,358	0.70		0.76	0.71
1.00	1.60	393,000	0.68		1.41	0.72

1.00	2.39	2,240,990	0.71	(h)	4.70	0.74
1.00	4.58	1,461,304	0.70		4.41	0.74
1.00	2.19	2,564,187	0.70		3.25	0.74
1.00	1.53	3,569,531	0.75		1.48	0.78
1.00	0.40	4,372,583	0.77		0.40	0.79
1.00	0.89	5,744,025	0.77		0.90	0.80
1.00	1.88	6,521,235	0.77		1.88	0.80

1.00	2.35	370,929	0.70		4.62	0.72
1.00	4.54	343,592	0.70		4.37	0.73
1.00	2.17	719,836	0.69		3.23	0.73
1.00	0.77	749,475	0.69		2.19	0.73

1.00	2.25	1,648,297	0.70		4.41	0.72
1.00	4.50	876,221	0.70		4.36	0.73
1.00	2.08	1,504,955	0.70		3.10	0.74
1.00	1.38	1,737,775	0.74		1.40	0.75
1.00	0.29	1,702,965	0.77		0.29	0.77
1.00	0.73	2,453,050	0.77		0.75	0.78
1.00	1.81	3,162,893	0.77		1.80	0.78

1.00	2.32	14,784	0.70		4.55	0.72
1.00	4.50	1,251	0.70		4.45	0.73
1.00	1.67	760	0.70		3.30	0.74
1.00	1.21	1,093	0.70		2.65	0.73

1.00	2.16	3,148,466	0.70		4.15	0.72
1.00	4.27	785,951	0.70		4.37	0.72
1.00	1.54	2,663	0.68		3.21	0.74
1.00	1.11	968	0.68		2.37	0.73

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   115

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Reserve (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains		Total distributions
Tax Free Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	$1.00	$0.02		$—	(g)	$0.02		$(0.02)	$—		$(0.02)
Year Ended February 28, 2007	1.00	0.03		—	(g)	0.03		(0.03)	—		(0.03)
September 1, 2005 to February 28, 2006 (c)	1.00	0.01		—	(g)	0.01		(0.01)	—		(0.01)
February 19, 2005 (f) to August 31, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Municipal Money Market Fund (e)
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.02		—	(g)	0.02		(0.02)	—	(g)	(0.02)
Year Ended February 28, 2007	1.00	0.03		—	(g)	0.03		(0.03)	—	(g)	(0.03)
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(g)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2005	1.00	0.01		—	(g)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2004	1.00	—	(g)	—		—	(g)	— (g)	—		— (g)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Effective February 19, 2005, Class A was renamed as Reserve Shares.

(f)	Commencement of offering of class of shares.

(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

116   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	1.53%	$5,738,981	0.70%	3.01%	0.72%
1.00	2.86	4,631,440	0.70	2.92	0.72
1.00	1.09	2,829	0.70	2.17	0.73
1.00	0.86	2,423	0.70	1.71	0.73

1.00	1.55	294,959	0.70	3.04	0.74
1.00	2.90	113,653	0.70	2.85	0.73
1.00	1.41	173,362	0.70	2.09	0.73
1.00	1.16	373,788	0.70	1.13	0.76
1.00	0.36	375,729	0.70	0.35	0.78
1.00	0.71	486,778	0.70	0.71	0.78
1.00	1.20	534,947	0.69	1.19	0.77

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   117

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Investor

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Total Distributions
Liquid Assets Money Market Fund (c)
Six Months Ended August 31, 2007 (Unaudited)	$1.00	$0.02	$—	(e)	$0.02	$(0.02)	$(0.02)
Year Ended February 28, 2007	1.00	0.05	—	(e)	0.05	(0.05)	(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(e)	0.02	(0.02)	(0.02)
Year Ended June 30, 2005	1.00	0.02	—		0.02	(0.02)	(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)	(0.01)
Year Ended June 30, 2002	1.00	0.02	—		0.02	(0.02)	(0.02)

U.S. Treasury Plus Money Market Fund (c)
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.02	—	(e)	0.02	(0.02)	(0.02)
Year Ended February 28, 2007	1.00	0.05	—	(e)	0.05	(0.05)	(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(e)	0.02	(0.02)	(0.02)
Year Ended June 30, 2005	1.00	0.02	—	(e)	0.02	(0.02)	(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)	(0.01)
Year Ended June 30, 2002	1.00	0.02	—		0.02	(0.02)	(0.02)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Effective February 19, 2005, Class I was renamed as Investor Shares.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Amount rounds to less than $0.01.

(f)	Includes interest expense for custody overdraft of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

118   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	2.49%	$627,207	0.51%(f)	4.88%	0.54%
1.00	4.77	1,841,427	0.51	4.69	0.54
1.00	2.32	1,685,923	0.51	3.44	0.54
1.00	1.77	1,962,817	0.52	1.58	0.55
1.00	0.65	3,898,608	0.52	0.65	0.54
1.00	1.15	4,881,506	0.52	1.14	0.55
1.00	2.14	5,325,870	0.52	2.12	0.55

1.00	2.35	1,466,200	0.51	4.64	0.53
1.00	4.70	1,854,344	0.51	4.60	0.53
1.00	2.21	1,987,416	0.51	3.27	0.54
1.00	1.52	2,509,650	0.52	1.56	0.52
1.00	0.55	2,920,637	0.52	0.54	0.52
1.00	0.99	3,912,526	0.52	0.99	0.53
1.00	2.07	4,188,032	0.52	2.01	0.53

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   119

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Cash Management

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Total Distributions
Prime Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	$1.00	$0.02		$—	(e)	$0.02		$(0.02)	$(0.02)
Year Ended February 28, 2007	1.00	0.04		—	(e)	0.04		(0.04)	(0.04)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(e)	0.02		(0.02)	(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	(0.02)
Year Ended August 31, 2004	1.00	—	(e)	—		—	(e)	— (e)	— (e)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	(0.01)
September 10, 2001 (d) to August 31, 2002	1.00	0.01		—		0.01		(0.01)	(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	Commencement of offering of class of shares.

(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

120   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	2.25%	$942,339	0.96%	4.42%	0.97%
1.00	4.32	28,464	0.96	4.19	0.98
1.00	1.58	82,930	0.96	3.15	0.98
1.00	1.66	97,786	0.96	1.67	0.99
1.00	0.21	84,565	0.96	0.21	0.99
1.00	0.50	544,027	0.95	0.48	0.96
1.00	1.25	282,217	0.96	1.17	0.99

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   121

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Capital

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions
Prime Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	$1.00	$0.03	$—	(g)	$0.03	$(0.03)	$—		$(0.03)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
February 19, 2005 to August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)

Liquid Assets Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.03	—	(g)	0.03	(0.03)	—		(0.03)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.03	—	(g)	0.03	(0.03)	—		(0.03)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—		0.01	(0.01)	—		(0.01)

U.S. Government Money Market Fund (f)
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.03	—	(g)	0.03	(0.03)	—		(0.03)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.03	—		0.03	(0.03)	—		(0.03)
Year Ended June 30, 2005	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended June 30, 2002	1.00	0.02	—		0.02	(0.02)	—		(0.02)

100% U.S. Treasury Securities Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—	(g)	(0.05)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
February 19, 2005 to August 31, 2005	1.00	0.01	—		0.01	(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Effective February 19, 2005, Class I was renamed as Capital Shares.

(g)	Amount rounds to less than $0.01.

(h)	Includes interest expense for custody overdraft of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

122   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	2.66%	$48,251,835	0.16%		5.22%	0.22%
1.00	5.15	38,644,921	0.16		5.06	0.23
1.00	1.98	29,137,733	0.16		3.97	0.23
1.00	1.55	27,693,602	0.16		2.96	0.23

1.00	2.67	1,689,443	0.17	(h)	5.24	0.24
1.00	5.14	1,663,573	0.16		5.02	0.24
1.00	2.56	1,631,764	0.16		3.73	0.24
1.00	0.99	3,102,545	0.16		2.80	0.27

1.00	2.63	7,433,873	0.16		5.16	0.22
1.00	5.10	6,985,294	0.16		4.94	0.23
1.00	2.54	11,330,299	0.14		3.89	0.23
1.00	2.05	4,529,318	0.14		1.94	0.17
1.00	0.97	7,157,361	0.14		0.96	0.14
1.00	1.40	9,031,960	0.14		1.37	0.14
1.00	2.45	5,951,880	0.14		2.40	0.14

1.00	2.44	3,862,680	0.16		4.72	0.22
1.00	4.84	1,382,765	0.16		4.72	0.23
1.00	1.82	1,380,249	0.14		3.61	0.24
1.00	1.40	1,670,983	0.14		2.64	0.23

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   123

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Service

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Total realized gains		Total Distributions
Liquid Assets Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	$1.00	$0.02	$—	(e)	$0.02	$(0.02)	$—		$(0.02)
Year Ended February 28, 2007	1.00	0.04	—	(e)	0.04	(0.04)	—		(0.04)
July 15, 2005 (d) to February 28, 2006 (c)	1.00	0.02	—	(e)	0.02	(0.02)	—		(0.02)

U.S. Government Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.02	—	(e)	0.02	(0.02)	—		(0.02)
Year Ended February 28, 2007	1.00	0.04	—	(e)	0.04	(0.04)	—		(0.04)
July 15, 2005 (d) to February 28, 2006 (c)	1.00	0.02	—		0.02	(0.02)	—		(0.02)

Municipal Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.01	—	(e)	0.01	(0.01)	—	(e)	(0.01)
Year Ended February 28, 2007	1.00	0.03	—	(e)	0.03	(0.03)	—	(e)	(0.03)
July 15, 2005 (d) to February 28, 2006 (c)	1.00	0.01	—	(e)	0.01	(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from June 30 to the last day of February.

(d)	Commencement of offering of class of shares.

(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

124   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	2.23%	$16	1.02%	4.38%	1.09%
1.00	4.27	16	1.00	4.19	1.09
1.00	1.89	15	1.00	3.00	1.10

1.00	2.19	16	1.02	4.30	1.07
1.00	4.23	16	1.00	4.15	1.07
1.00	1.87	15	1.00	2.97	1.09

1.00	1.38	16	1.02	2.73	1.09
1.00	2.59	15	1.00	2.55	1.09
1.00	1.16	15	1.00	1.85	1.09

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   125

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

E*Trade

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains		Total distributions
Municipal Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	$1.00	$0.01		$—	(e)	$0.01		$(0.01)	$—	(e)	$(0.01)
Year Ended February 28, 2007	1.00	0.03		—	(e)	0.03		(0.03)	—	(e)	(0.03)
January 17, 2006 (c) to February 28, 2006 (d)	1.00	—	(e)	—		—	(e)	— (e)	—		— (e)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Commencement of offering of class of shares.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Amount rounds to less than $0.01

SEE NOTES TO FINANCIAL STATEMENTS.

126   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	1.39%	$1,841,037	1.00%	2.74%	1.09%
1.00	2.59	1,723,433	1.00	2.60	1.08
1.00	0.25	307,366	1.00	2.11	1.09

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   127

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2007 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Prime Money Market Fund	Morgan, Premier, Agency, Class B, Class C, Institutional, Reserve, Cash Management and Capital	JPM I
Liquid Assets Money Market Fund	Morgan, Premier, Agency, Class B, Class C, Institutional, Reserve, Investor, Capital and Service	JPM II
U.S. Government Money Market Fund	Morgan, Premier, Agency, Institutional, Reserve, Capital and Service	JPM II
U.S. Treasury Plus Money Market Fund	Morgan, Premier, Agency, Class B, Class C, Institutional, Reserve and Investor	JPM II
Federal Money Market Fund	Morgan, Premier, Agency, Institutional and Reserve	JPM I
100% U.S. Treasury Securities Money Market Fund	Morgan, Premier, Agency, Institutional, Reserve and Capital	JPM I
Tax Free Money Market Fund	Morgan, Premier, Agency, Institutional and Reserve	JPM I
Municipal Money Market Fund	Morgan, Premier, Agency, Institutional, Reserve, Service and E*Trade	JPM II

Class B and Class C Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Morgan Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — The Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

Certain Funds may hold funding agreements which are contracts that obligate the issuer to pay a guaranteed rate of interest on a principal sum deposited by a purchaser and which may also guarantee the return of principal. Because the funding agreements are not traded, they are generally classified as illiquid securities and are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations are generally based on the creditworthiness of the funding agreement’s issuer. It is possible that the estimated values may differ from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following are the market value and percentage of net assets of illiquid securities as of August 31, 2007 (amounts in thousands):

	Market Value	Percentage
Prime Money Market Fund	$4,406,164	4.2%
Liquid Assets Money Market Fund	720,911	7.2
U.S. Government Money Market Fund	950,000	4.8

C.  Repurchase Agreements — Certain Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a

128   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D.  Securities Lending — To generate additional income, the Liquid Assets Money Market Fund, U.S. Government Money Market Fund and 100% U.S. Treasury Securities Money Market Fund may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB acting as agent for the Liquid Assets Money Market Fund, U.S. Government Money Market Fund and 100% U.S. Treasury Securities Money Market Fund, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Liquid Assets Money Market Fund, U.S. Government Money Market Fund and 100% U.S. Treasury Securities Money Market Fund receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Liquid Assets Money Market Fund and U.S. Government Money Market Fund retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the 100% U.S. Treasury Securities Money Market Fund. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the six months ended August 31, 2007, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Liquid Assets Money Market Fund, U.S. Government Money Market Fund and 100% U.S. Treasury Securities Money Market Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of August 31, 2007, the following Funds had securities with the following market values on loan, received the following collateral and for the six months ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid		Market Value of Collateral	Market Value of Loaned Securities
U.S. Government Money Market Fund	$—	(b)	$—	$—
100% U.S. Treasury Securities Money Market Fund (a)	723		5,905,924	5,790,121

(a)	Collateral was received in the form of U.S. Treasury Securities, which the Fund cannot sell or repledge, and accordingly, are not reflected in the Fund’s assets and liabilities.

(b)	Amount rounds to less than $1,000.

E.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts.

F.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of a Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   129

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

H.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

I.  New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the interpretation did not have an impact to the Funds’ financial statements upon adoption. Management continually reviews the Funds’ tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Prime Money Market Fund, Federal Money Market Fund, 100% U.S. Treasury Securities Money Market Fund and Tax Free Money Market Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market and Municipal Money Market Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is 0.08%.

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisors or their affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisors or their affiliates.

As of August 31, 2007, there were no waivers/reimbursements resulting from investments in the money market funds.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the JPMorgan Fund Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Morgan Shares, Class B, Class C, Reserve Shares, Cash Management Shares, Service Shares and E*Trade Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Premier Shares, Agency Shares, Institutional Shares, Investor Shares and Capital Shares do not participate in the Distribution Plan. The Distribution

130   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Morgan	Class B	Class C	Reserve	Cash Management	Service	E*Trade
Prime Money Market Fund	n/a	0.75%	0.75%	0.25%	0.50%	n/a	n/a
Liquid Assets Money Market Fund	0.10%	0.75	0.75	0.25	n/a	0.60%	n/a
U.S. Government Money Market Fund	0.10	n/a	n/a	0.25	n/a	0.60	n/a
U.S. Treasury Plus Money Market Fund	0.10	0.75	0.75	0.25	n/a	n/a	n/a
Federal Money Market Fund	0.10	n/a	n/a	0.25	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	0.10	n/a	n/a	0.25	n/a	n/a	n/a
Tax Free Money Market Fund	0.10	n/a	n/a	0.25	n/a	n/a	n/a
Municipal Money Market Fund	0.10	n/a	n/a	0.25	n/a	0.60	0.60%

In addition, the Distributor is entitled to receive the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C Shares. For the six months ended August 31, 2007, the Distributor retained the following amounts (in thousands):

CDSC
Prime Money Market Fund	$22
Liquid Assets Money Market Fund	24
U.S. Treasury Plus Money Market Fund	1

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Morgan	Premier	Agency	Class B	Class C	Institutional
Prime Money Market Fund	0.35%	0.30%	0.15%	0.25%	0.25%	0.10%
Liquid Assets Money Market Fund	0.35	0.30	0.15	0.25	0.25	0.10
U.S. Government Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10
U.S. Treasury Plus Money Market Fund	0.35	0.30	0.15	0.25	0.25	0.10
Federal Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10
100% U.S. Treasury Securities Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10
Tax Free Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10
Municipal Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10

	Reserve	Investor	Cash Management	Capital	Service	E*Trade
Prime Money Market Fund	0.30%	n/a	0.30%	0.05%	n/a	n/a
Liquid Assets Money Market Fund	0.30	0.35%	n/a	0.05	0.30%	n/a
U.S. Government Money Market Fund	0.30	n/a	n/a	0.05	0.30	n/a
U.S. Treasury Plus Money Market Fund	0.30	0.35	n/a	n/a	n/a	n/a
Federal Money Market Fund	0.30	n/a	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	0.30	n/a	n/a	0.05	n/a	n/a
Tax Free Money Market Fund	0.30	n/a	n/a	n/a	n/a	n/a
Municipal Money Market Fund	0.30	n/a	n/a	n/a	0.30	0.30%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder and administrative services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense on short sales,

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   131

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Morgan	Premier	Agency	Class B	Class C	Institutional
Prime Money Market Fund	0.52%	0.45%	0.26%	0.97%	0.97%	0.20%
Liquid Assets Money Market Fund	0.59	0.45	0.26	0.97	0.97	0.20
U.S. Government Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20
U.S. Treasury Plus Money Market Fund	0.59	0.45	0.26	0.97	0.97	0.20
Federal Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20
100% U.S. Treasury Securities Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20
Tax Free Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20
Municipal Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20

	Reserve	Investor	Cash Management	Capital	Service		E*Trade
Prime Money Market Fund	0.70%	n/a	0.96%	0.16%	n/a		n/a
Liquid Assets Money Market Fund	0.70	0.51%	n/a	0.16	1.05	%*	n/a
U.S. Government Money Market Fund	0.70	n/a	n/a	0.16	1.05	*	n/a
U.S. Treasury Plus Money Market Fund	0.70	0.51	n/a	n/a	n/a		n/a
Federal Money Market Fund	0.70	n/a	n/a	n/a	n/a		n/a
100% U.S. Treasury Securities Money Market Fund	0.70	n/a	n/a	0.16	n/a		n/a
Tax Free Money Market Fund	0.70	n/a	n/a	n/a	n/a		n/a
Municipal Money Market Fund	0.70	n/a	n/a	n/a	1.05	*	1.00%

*	Prior to July 1, 2007, the contractual expense limitation was 1.00%.

The contractual expense limitation agreements were in effect for the six months ended August 31, 2007. The expense limitation percentages in the table above are in place until at least June 30, 2008.

For the six months ended August 31, 2007, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Administration	Shareholder Servicing	Total
Prime Money Market Fund	$3,664	$20,457	$24,121
Liquid Assets Money Market Fund	1,118	1,911	3,029
U.S. Government Money Market Fund	1,720	2,570	4,290
U.S. Treasury Plus Money Market Fund	642	950	1,592
Federal Money Market Fund	402	2,336	2,738
100% U.S. Treasury Securities Money Market Fund	1,174	1,592	2,766
Tax Free Money Market Fund	734	3,400	4,134
Municipal Money Market Fund	821	672	1,493

	Voluntary Waivers
	Administration	Total
Prime Money Market Fund	$273	$273

G.  Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

132   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

The Funds may use related party brokers/dealers. For the six months ended August 31, 2007, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisors.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Class Specific Expenses

The Funds’ class specific expenses for the six months ended August 31, 2007 are as follows (amounts in thousands):

	Distribution		Shareholder Servicing
Prime Money Market Fund
Morgan	$—		$11,416
Premier	—		14,491
Agency	—		7,253
Class B	23		8
Class C	10		3
Institutional	—		12,251
Reserve	2,208		2,650
Cash Management	1,162		697
Capital	—		10,109
	$3,403		$58,878
Liquid Assets Money Market Fund
Morgan	$1,437		$5,029
Premier	—		804
Agency	—		220
Class B	64		21
Class C	1,770		590
Institutional	—		853
Reserve	2,357		2,828
Investor	—		2,616
Capital	—		453
Service	—	(a)	—	(a)
	$5,628		$13,414
U.S. Government Money Market Fund
Morgan	$1,661		$5,812
Premier	—		2,733
Agency	—		2,860
Institutional	—		1,163
Reserve	424		509
Capital	—		1,324
Service	—	(a)	—	(a)
	$2,085		$14,401
U.S. Treasury Plus Money Market Fund
Morgan	$946		$3,310
Premier	—		2,126
Agency	—		494
Class B	6		2
Class C	115		38
Institutional	—		710
Reserve	1,705		2,046
Investor	—		3,086
	$2,772		$11,812

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   133

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

	Distribution		Shareholder Servicing
Federal Money Market Fund
Morgan	$112		$391
Premier	—		1,068
Agency	—		136
Institutional	—		3,719
Reserve	17		21
	$129		$5,335
100% U.S. Treasury Securities Money Market Fund
Morgan	$1,034		$3,619
Premier	—		2,377
Agency	—		596
Institutional	—		1,848
Reserve	2,021		2,425
Capital	—		507
	$3,055		$11,372
Tax Free Money Market Fund
Morgan	$412		$1,441
Premier	—		3,115
Agency	—		301
Institutional	—		4,790
Reserve	5,998		7,197
	$6,410		$16,844
Municipal Money Market Fund
Morgan	$154		$541
Premier	—		1,285
Agency	—		22
Institutional	—		397
Reserve	292		350
Service	—	(a)	—	(a)
E*Trade	5,435		2,717
	$5,881		$5,312

(a)	Amount rounds to less than $1,000.

5. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

134   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

As of August 31, 2007, the Liquid Assets Money Market Fund had no outstanding loans from another fund. Average loans for the six months ended August 31, 2007, were as follows (amounts in thousands):

	Average Loans	Average Number of Days Outstanding	Interest Earned
Liquid Assets Money Market Fund	$3,208	2	$155

Interest earned, if any, as a result of lending money to another fund as of August 31, 2007 is included in Income from interfund lending (net) in the Statement of Operations.

The Funds do not have outstanding borrowings from another fund or from the unsecured, uncommitted credit facility as of the six months ended August 31, 2007.

6. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

The Municipal Money Market Fund and Tax Free Money Market Fund invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The issuer’s abilities to meet their obligations may be affected by economic or political developments in a specific state or region.

The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

7. Legal Matters

On June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors, Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed pursuant to a distribution plan to certain current and former shareholders of funds identified in the distribution plan. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) it managed in the aggregate amount of approximately $8 million annually over a five-year period commencing September 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees have been dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

JPM II, any series thereof, the JPMorgan Prime Money Market Fund and the JPMorgan 100% U.S. Treasury Securities Money Market Fund will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   135

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	143	None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	143	None

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	143	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	143
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	143	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	143	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	143	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	143	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

136   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	143	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	143	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	143	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	143	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	143
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (143 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   137

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Susan M. Canning (1969), Assistant Secretary (2007)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co.; Ms. Canning has served as an attorney with various titles for JPMorgan Chase & Co. since 1997.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

138   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at March 1, 2007, and continued to hold your shares at the end of the reporting period, August 31, 2007.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2007	Ending Account Value, August 31, 2007	Expenses Paid During March 1, 2007 to August 31, 2007*	Annualized Expense Ratio
Prime Money Market Fund
Morgan
Actual	$1,000.00	$1,024.80	$2.60	0.51%
Hypothetical	1,000.00	1,022.63	2.60	0.51
Premier
Actual	1,000.00	1,025.10	2.30	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Agency
Actual	1,000.00	1,026.10	1.33	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Class B
Actual	1,000.00	1,022.40	4.94	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class C
Actual	1,000.00	1,022.40	4.94	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Institutional
Actual	1,000.00	1,026.40	1.02	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20
Reserve
Actual	1,000.00	1,023.80	3.57	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Cash Management
Actual	1,000.00	1,022.50	4.89	0.96
Hypothetical	1,000.00	1,020.37	4.89	0.96

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   139

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value March 1, 2007	Ending Account Value, August 31, 2007	Expenses Paid During March 1, 2007 to August 31, 2007*	Annualized Expense Ratio
Capital
Actual	$1,000.00	$1,026.60	$0.82	0.16%
Hypothetical	1,000.00	1,024.40	0.82	0.16

Liquid Assets Money Market Fund
Morgan
Actual	1,000.00	1,024.50	3.06	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Premier
Actual	1,000.00	1,025.20	2.35	0.46
Hypothetical	1,000.00	1,022.89	2.35	0.46
Agency
Actual	1,000.00	1,026.20	1.38	0.27
Hypothetical	1,000.00	1,023.84	1.38	0.27
Class B
Actual	1,000.00	1,022.50	5.00	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98
Class C
Actual	1,000.00	1,022.50	5.00	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98
Institutional
Actual	1,000.00	1,026.50	1.07	0.21
Hypothetical	1,000.00	1,024.15	1.07	0.21
Reserve
Actual	1,000.00	1,023.90	3.62	0.71
Hypothetical	1,000.00	1,021.63	3.62	0.71
Investor
Actual	1,000.00	1,024.90	2.60	0.51
Hypothetical	1,000.00	1,022.63	2.60	0.51
Capital
Actual	1,000.00	1,026.70	0.87	0.17
Hypothetical	1,000.00	1,024.35	0.87	0.17
Service
Actual	1,000.00	1,022.30	5.20	1.02
Hypothetical	1,000.00	1,020.06	5.19	1.02

U.S. Government Money Market Fund
Morgan
Actual	1,000.00	1,024.10	3.01	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier
Actual	1,000.00	1,024.80	2.30	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Agency
Actual	1,000.00	1,025.80	1.33	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Institutional
Actual	1,000.00	1,026.10	1.02	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20
Reserve
Actual	1,000.00	1,023.50	3.57	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70

140   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

	Beginning Account Value March 1, 2007	Ending Account Value, August 31, 2007	Expenses Paid During March 1, 2007 to August 31, 2007*	Annualized Expense Ratio
Capital
Actual	$1,000.00	$1,026.30	$0.82	0.16%
Hypothetical	1,000.00	1,024.40	0.82	0.16
Service
Actual	1,000.00	1,021.90	5.20	1.02
Hypothetical	1,000.00	1,020.06	5.19	1.02

U.S Treasury Plus Money Market Fund
Morgan
Actual	1,000.00	1,023.10	3.01	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier
Actual	1,000.00	1,023.80	2.30	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Agency
Actual	1,000.00	1,024.80	1.33	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Class B
Actual	1,000.00	1,021.20	4.94	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97

Federal Money Market Fund
Morgan
Actual	1,000.00	1,023.80	3.01	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier
Actual	1,000.00	1,024.50	2.30	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Agency
Actual	1,000.00	1,025.50	1.33	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Institutional
Actual	1,000.00	1,025.80	1.02	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20
Reserve
Actual	1,000.00	1,023.20	3.57	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70

100% U.S. Treasury Securities Money Market
Morgan
Actual	1,000.00	1,022.20	3.01	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier
Actual	1,000.00	1,022.90	2.29	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Agency
Actual	1,000.00	1,023.90	1.33	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Institutional
Actual	1,000.00	1,024.20	1.02	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   141

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value March 1, 2007	Ending Account Value, August 31, 2007	Expenses Paid During March 1, 2007 to August 31, 2007*	Annualized Expense Ratio
Reserve
Actual	$1,000.00	$1,021.60	$3.57	0.70%
Hypothetical	1,000.00	1,021.68	3.57	0.70
Capital
Actual	1,000.00	1,024.40	0.82	0.16
Hypothetical	1,000.00	1,024.40	0.82	0.16

Tax Free Money Market Fund
Morgan
Actual	1,000.00	1,015.90	2.95	0.59
Hypothetical	1,000.00	1,022.23	2.96	0.59
Premier
Actual	1,000.00	1,016.60	2.25	0.45
Hypothetical	1,000.00	1,022.94	2.26	0.45
Agency
Actual	1,000.00	1,017.50	1.30	0.26
Hypothetical	1,000.00	1,023.89	1.30	0.26
Institutional
Actual	1,000.00	1,017.80	1.00	0.20
Hypothetical	1,000.00	1,024.20	1.00	0.20
Reserve
Actual	1,000.00	1,015.30	3.50	0.70
Hypothetical	1,000.00	1,021.68	3.51	0.70

Municipal Money Market Fund
Morgan
Actual	1,000.00	1,016.00	3.00	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier
Actual	1,000.00	1,016.70	2.29	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Agency
Actual	1,000.00	1,017.70	1.32	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Institutional
Actual	1,000.00	1,018.00	1.02	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20
Reserve
Actual	1,000.00	1,015.50	3.56	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Service
Actual	1,000.00	1,013.80	5.18	1.02
Hypothetical	1,000.00	1,020.06	5.19	1.02
E*Trade
Actual	1,000.00	1,013.70	5.08	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

142   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2007, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2007.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Adviser and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ performance. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Adviser, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMF”) an affiliate of the Adviser was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser

At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   143

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Board considered that the Adviser discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMF and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Adviser earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMF does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Adviser, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Prime Money Market Fund, Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund, 100% U.S. Treasury Securities Money Market Fund, and Municipal Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Federal Money Market Fund, and Tax Free Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Adviser for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review,

144   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to each Fund’s performance is summarized below:

With respect to the Money Market Funds, the Trustees considered the Lipper performance data and other information provided by the Adviser for each of the Money Market Funds. The Trustees noted the generally superior performance of the Funds and recognized that instances of lower performance were directly related to class specific fees and expenses. The Trustees then requested and received information with respect to each Fund’s gross performance against a competitor peer group. In particular, the Trustees reviewed each Fund’s gross performance information for its most recent one-year period. The Trustees concluded that such performance for each Money Market Fund was satisfactory or better.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the Prime Money Market Fund’s net advisory fee for the Morgan Class shares was in the first quintile and for the Institutional Class shares was in the second quintile and the actual total expenses for the Morgan Class shares and for the Institutional Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMF and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Liquid Assets Money Market Fund’s net advisory fee for the Morgan Class shares was in the first quintile, for the Institutional Class shares was in the second quintile, and for the Service Class shares was in the second quintile and the actual total expenses for the Morgan Class shares were in the first quintile, for the Institutional Class shares were in the first quintile, and for the Service Class shares were in the fifth quintile of its Universe Group. The Trustees also considered information provided by JPMF and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the U.S. Government Money Market Fund’s net advisory fee for the Morgan Class shares was in the first quintile, for the Institutional Class shares was in the second quintile, and for the Service Class shares was in the second quintile and the actual total expenses for the Morgan Class shares were in the first quintile, for the Institutional Class shares were in the first quintile, and for the Service Class shares were in the fifth quintile of its Universe Group. The Trustees also considered information provided by JPMF and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the U.S. Treasury Plus Money Market’s net advisory fee for the Morgan Class shares and for the Institutional Class shares was in the first quintile and the actual total expenses for the Morgan Class shares were in the first quintile and for the Institutional Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMF and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Federal Money Market Fund’s net advisory fee for the Morgan Class shares was in the first quintile and for the Institutional Class shares was in the second quintile and the actual total expenses for the Morgan Class shares and for the Institutional Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMF and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the 100% U.S. Treasury Securities Money Market Fund’s net advisory fee for the Morgan Class shares and for the Institutional Class shares was in the first quintile and the actual total expenses for the Morgan Class shares and for the Institutional Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMF and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   145

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

The Trustees noted that the Tax Free Money Market Fund’s net advisory fee for the Morgan Class shares and for the Institutional Class shares was in the second quintile and the actual total expenses for the Morgan Class shares were in the second quintile and for the Institutional Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMF and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Municipal Money Market Fund’s net advisory fee for the Morgan Class shares, for the Institutional Class shares, and for the Service Class shares was in the first quintile and the actual total expenses for the Morgan Class shares were in the second quintile, for the Institutional Class shares were in the first quintile, and for the Service Class shares were in the fifth quintile of its Universe Group. The Trustees also considered information provided by JPMF and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

146   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by each Fund to its Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. August 2007.	SAN-MMKT-807

SEMI-ANNUAL REPORT
SIX MONTHS ENDED AUGUST 31, 2007 (UNAUDITED)

JPMorgan Funds

Money

Market

Funds

JPMorgan California Municipal Money Market Fund
JPMorgan Michigan Municipal Money Market Fund
JPMorgan New York Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan California Municipal Money Market Fund	2
JPMorgan Michigan Municipal Money Market Fund	3
JPMorgan New York Municipal Money Market Fund	4
JPMorgan Ohio Municipal Money Market Fund	5
Schedules of Portfolio Investments	6
Financial Statements	27
Financial Highlights	34
Notes to Financial Statements	42
Trustees	47
Officers	49
Schedule of Shareholder Expenses	50
Board Approval of Investment Advisory Agreements	52

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although a Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted, as recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
SEPTEMBER 12, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for certain of the JPMorgan Money Market Funds for the six months ended August 31, 2007. Inside, you’ll find in-depth information on some of our money market funds.

“Late in the period, the Fed reduced the discount rate by 50 basis points, suggesting that the Fed viewed the need to act as a lender of last resort.”

Bonds continue to post gains

The bond market rode a wave of changing market sentiment during the six-month period ended August 31, 2007. Despite market volatility, investment-grade investors generally stayed above water, with the Lehman Brothers Aggregate Bond Index returning 1.54% for the six months.

Economic optimism pushes Treasury yields higher

Early in the six-month period, an increase in business spending and inventory rebuilding suggested economic growth would rebound from the first calendar quarter’s tepid pace of 0.6%. These economic indicators helped push Treasury yields higher during the early part of the summer. In addition, yields on spread sectors increased, due to unease regarding credit quality in the leveraged and sub-investment-grade loan markets.

Credit concerns swell

Credit and liquidity concerns mounted throughout the summer months. Reduced liquidity in the markets for non-agency mortgages, high-yield debt and asset-backed securities showed no signs of easing, and remained the dominant theme in the markets.

Given the high degree of uncertainty regarding exposure to the sub-prime mortgage market, lenders in the primary mortgage market adopted a cautious stance, and investors were jolted by a series of unfavorable news releases and strong volatility.

Major dislocations occurred in the commercial paper market, especially for entities issuing asset-backed commercial paper. These dislocations expanded to virtually all sectors of the fixed income markets. Although the spreads of sectors and companies most directly involved in mortgage-related activities and housing saw the widest swings, almost every part of the market experienced volatility. High-yield markets were affected in particular, as investors scaled back their appetites for risk. Issuers not involved in sub-prime mortgage activity or other housing related businesses continued to report solid financial results, and their securities were less affected.

The U.S. Treasury market ultimately performed well, despite a strong rebound in second-quarter gross domestic product (GDP) growth to 4.0%. The pace of economic growth took a back seat to credit-market woes, which sparked a “flight to quality” into the U.S. Treasury market. Yields on most Treasuries ended the six-month period lower, with shorter-term securities showing the greatest decline. Among longer-term Treasuries, yields increased slightly, which helped the yield curve steepen overall.

Investors anticipate Fed rate cut

Investors sharply cut back their interest-rate expectations in August, as the Fed grappled with two objectives: How to limit the risk of a systemic failure in financial institutions and funds due to the sharp rise in the cost of credit, and how to protect the “real economy” without appearing to bail out investors who took on too much risk.

The first objective appeared to take priority. Late in the period, the Fed reduced the discount rate by 50 basis points, suggesting that the Fed viewed the need to act as a lender of last resort and avert a systemic failure in the financial sector as its main priority.

This action was the most dramatic effort yet by the central bank to restore calm to global financial markets. The Fed did not change its target for the fed funds rate, but issued a statement strongly suggesting a policy tilt toward an easing bias. The Fed noted that “the downside risks to growth have increased appreciably,” leaving the Fed “prepared to act as needed to mitigate the adverse effects on the economy arising from the disruptions in financial markets.”

Economic outlook remains upbeat

Despite the volatility the financial markets experienced in the final weeks of the period, the economic data released in August continued to support the prospect for solid growth in the third quarter:

•	The unemployment rate remained unchanged at 4.6%.

•	The income and consumption report showed wages and salaries up 7.2% over the prior July, the highest growth rate in this cycle.

•	The July core consumer price index showed a year-over-year increase of 2.2%, unchanged from the previous month.

•	The core personal consumption expenditures deflator, the Fed’s preferred inflation gauge, remained steady at 1.9%, within the Fed’s inflation “comfort zone.”

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   1

JPMorgan California Municipal Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2007 (Unaudited)

FUND FACTS
Objective	Highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity*
Primary Investment	California short-term municipal obligations
Suggested investment time frame	Short-term
Share classes offered	Morgan and E*Trade
Net Assets as of 8/31/2007	$1.1 Billion
Average Maturity	17 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	3.9%
2–7 days	82.3
8–30 days	3.9
31–60 days	6.0
61–90 days	0.7
91–180 days	0.9
181+ days	2.3

7-DAY SEC YIELD (1)

Morgan Shares	3.45%
E*Trade Shares	2.98

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yield for Morgan Shares and E*Trade Shares reflects the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 3.36% and 2.89% for Morgan Shares and E*Trade Shares, respectively.

**	Percentages based on total market value of investments.

A list of prior-day portfolio holdings of the JPMorgan California Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

2   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

JPMorgan Michigan Municipal Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2007 (Unaudited)

FUND FACTS
Objective	Seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal*
Primary Investment	High-quality short-term municipal securities issued in Michigan, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier and Reserve
Net Assets as of 8/31/2007	$130.1 Million
Average Maturity	27 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	8.6%
2–7 days	71.3
8–30 days	1.5
31–60 days	7.0
61–90 days	3.9
91–180 days	3.1
181+ days	4.6

7-DAY SEC YIELD (1)

Morgan Shares	3.43%
Premier Shares	3.58
Reserve Shares	3.32

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yield for Morgan Shares, Premier Shares and Reserve Shares reflects the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 3.34%, 3.50% and 3.24% for Morgan Shares, Premier Shares and Reserve Shares, respectively.

**	Percentages based on total market value of investments.

A list of prior-day portfolio holdings of the JPMorgan Michigan Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   3

JPMorgan New York Municipal Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2007 (Unaudited)

FUND FACTS
Objective
Highest possible level of current income which is excluded from gross income and exempt from New York State and New York
City personal income taxes, while still preserving capital and maintaining liquidity*

Primary Investment	New York short-term municipal obligations
Suggested investment time frame	Short-term
Share classes offered	Morgan, Reserve and E*Trade
Net Assets as of 8/31/2007	$2.0 Billion
Average Maturity	21 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	3.4%
2–7 days	84.8
8–30 days	0.6
31–60 days	1.2
61–90 days	2.8
91–180 days	5.5
181+ days	1.7

7-DAY SEC YIELD (1)

Morgan Shares	3.39%
Reserve Shares	3.28
E*Trade Shares	2.97

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yield for Morgan Shares, Reserve Shares and E*Trade Shares reflects the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 3.35%, 3.25% and 2.89% for Morgan Shares, Reserve Shares and E*Trade Shares, respectively.

**	Percentages based on total market value of investments.

A list of prior-day portfolio holdings of the JPMorgan New York Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

4   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

JPMorgan Ohio Municipal Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2007 (Unaudited)

FUND FACTS
Objective	Seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal*
Primary Investment	High-quality short-term municipal securities issued in Ohio, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier and Reserve
Net Assets as of 8/31/2007	$82.8 Million
Average Maturity	20 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	3.9%
2–7 days	82.6
8–30 days	1.9
31–60 days	2.4
61–90 days	0.0
91–180 days	6.0
181+ days	3.2

7-DAY SEC YIELD (1)

Morgan Shares	3.39%
Premier Shares	3.54
Reserve Shares	3.28

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yield for Morgan Shares, Premier Shares and Reserve Shares reflects the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 3.28%, 3.44% and 3.18% for Morgan Shares, Premier Shares and Reserve Shares, respectively.

**	Percentages based on total market value of investments.

A list of prior-day portfolio holdings of the JPMorgan Ohio Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   5

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — 9.5% (n)
	California — 9.5%
33,000	California State Department of Water Resources, 3.65%, 10/10/07	33,000
19,360	Chino Basin Regional Financing Authority, Inland Empire Utilities, LOC: State Street Bank, 3.67%, 09/13/07	19,360
13,000	Imperial Irrigation, 3.68%, 10/11/07	13,000
5,000	Kings River Conservation, 3.70%, 09/12/07	5,000
2,600	Riverside County of California, Teeter Financing Program, 3.62%, 10/10/07	2,600
8,000	Riverside County Transportation Commission, 3.65%, 11/07/07	8,000
15,000	San Diego Airport, 3.67%, 09/11/07	15,000
5,000	San Diego County Water Authority, 3.65%, 10/22/07	5,000
3,000	San Francisco City & County Public Utilities, Rev, VAR, LIQ: BNP Paribas, 3.63%, 09/13/07	3,000
	Total Commercial Paper (Cost $103,960)	103,960
Daily Demand Notes — 3.8%
	California — 3.8%
4,075	California Housing Finance Agency, Home Mortgage, Series M, Rev., VRDO, AMT, 3.99%, 09/04/07	4,075
3,750	California Housing Finance Agency, Multi-Family Housing, Series D, Rev., VRDO, AMT, 4.05%, 09/04/07	3,750
400	City of Los Angeles, Housing Loans to Lender Program, Series A, Rev., VRDO, LOC: FHLB, 4.01%, 09/04/07	400
3,700	Los Angeles Community Redevelopment Agency, Wilshire Station Apartments, Series A, Rev., VRDO, LOC: Bank of America N.A., 3.99%, 09/04/07	3,700
	Municipal Securities Trust Certificates,
1,500	Series 2001-135, Class A, GO, VRDO, FGIC, LIQ: Bear Stearns Capital Markets, 4.00%, 09/04/07 (e)	1,500
1,000	Series 2001-136, Class A, Rev., VRDO, FGIC, LIQ: Bear Stearns Capital Markets, 4.00%, 09/04/07 (e)	1,000
2,625	Southern California Home Financing Authority, Series A, Rev., VRDO, AMT, 3.99%, 09/04/07	2,625
	State of California, Municipal Securities Trust Receipts
6,950	Series SGA-119, GO, VRDO, FGIC, LIQ: Societe Generale, 4.00%, 09/04/07	6,950
17,905	Series SGA-136, GO, VRDO, XLCA, ICR, LIQ: Societe Generale, 4.00%, 09/04/07	17,905
	Total Daily Demand Notes (Cost $41,905)	41,905
Municipal Notes & Bonds — 3.7%
	California — 3.7%
5,000	California Communities Note Program, Series A-3, Rev., TRAN, 4.50%, 06/30/08	5,035
10,000	Los Angeles County, GO, TRAN, 4.50%, 06/30/08	10,070
10,000	Los Angeles Unified School District, GO, TRAN, 4.50%, 12/03/07	10,027
	Sacramento County,
5,000	GO, TRAN, 4.00%, 07/09/08	5,014
5,000	Series A, GO, TRAN, 4.25%, 07/09/08	5,025
5,750	School Project for Utility Rate Reduction, Rev., RAN, 4.50%, 10/04/07	5,755
	Total Municipal Notes & Bonds (Cost $40,926)	40,926
Weekly Demand Notes — 81.9%
	California — 73.5%
1,000	ABAG Finance Authority for Nonprofit Corps., Arbors Apartments, Series A, Rev., VRDO, LIQ: FNMA, 3.91%, 09/05/07	1,000
	ABN AMRO Munitops Certificate Trust,
6,995	Series 2003-11, GO, VRDO, FSA, 3.96%, 09/06/07	6,995
10,967	Series 2006-73, GO, VRDO, AMBAC, 4.00%, 09/06/07	10,967
11,675	Series 2007-12, Rev., VRDO, FSA, 3.97%, 09/06/07	11,675
2,505	Alameda Corridor Transportation Authority, Series 1513, Rev., VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 4.05%, 09/06/07	2,505
2,625	Alameda County IDA, White Brothers Project, Rev., VRDO, AMT, LOC: Comerica Bank, 4.01%, 09/06/07	2,625
8,500	Auburn Union School District, COP, VRDO, FSA, 4.05%, 09/06/07	8,500

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
150	California Educational Facilities Authority, Series PA-542, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 4.02%, 09/04/07	150
1,975	California Health Facilities Financing Authority, Series ROCS-RR-II-603CE, Rev., VRDO, LIQ: Citibank N.A., 3.99%, 09/06/07	1,975
10,000	California Health Facilities Financing Authority, Catholic West, Series H, Rev., VRDO, LOC: Bank of America N.A., 3.86%, 09/05/07	10,000
21,000	California Health Facilities Financing Authority, Kaiser Permanente, Series C, Rev., VRDO, 3.90%, 09/05/07	21,000
	California Infrastructure & Economic Development Bank, Lance Camper Manufacturing Corp.,
6,000	Series A, Rev., VRDO, LOC: Comerica Bank, 4.10%, 09/06/07	6,000
600	Series B, Rev., VRDO, LOC: Comerica Bank, 4.10%, 09/06/07	600
7,000	California Infrastructure & Economic Development Bank, Westmark School Project, Rev., VRDO, LOC: First Republic Bank, 3.93%, 09/06/07	7,000
1,000	California Pollution Control Financing Authority, Sierra Pacific Industries Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 3.94%, 09/05/07	1,000
2,380	California Pollution Control Financing Authority, U.S. Borax, Inc. Project, Series A, Rev., VRDO, LOC: Wachovia Bank N.A,, 3.90%, 09/06/07	2,380
	California State Department of Water Resources,
2,475	Series C-8, Rev., VRDO, LOC: Bayerische Landesbank, 3.90%, 09/06/07	2,475
2,950	Series C-12, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 3.90%, 09/06/07	2,950
	California State Public Works Board,
5,000	Series BNP-160, STARS, Rev., VRDO, AMBAC, LIQ: BNP Paribas, 3.99%, 09/05/07	5,000
1,275	Series PA-814, Rev., VRDO, MBIA, LIQ: Merrill Lynch Capital Services, 4.03%, 09/04/07	1,275
	California Statewide Communities Development Authority,
3,400	Series 54TP, Rev., VRDO, LIQ: Goldman Sachs Special Situation, 4.05%, 09/06/07	3,400
1,650	Series 909, COP, VAR., MBIA, VRDO, LIQ: Morgan Stanley Municipal Funding, 4.03%, 09/06/07	1,650
2,800	Series J, Rev., VRDO, 3.90%, 09/05/07	2,800
5,545	Series PT-3682, Rev., VRDO, 4.12%, 09/05/07	5,545
1,000	California Statewide Communities Development Authority, Amern Baptist Home West, Rev., VRDO, LOC: Lasalle Bank N.A., 3.83%, 09/06/07	1,000
2,990	California Statewide Communities Development Authority, Chabad of California, Rev., VRDO, LOC: Comerica Bank, 3.87%, 09/05/07	2,990
650	California Statewide Communities Development Authority, EVAPCO, Series K, Rev., VRDO, LOC: Bank of America N.A., 4.15%, 09/05/07	650
1,350	California Statewide Communities Development Authority, Flambeau, Rev., VRDO, LOC: Wells Fargo Bank N.A., 4.15%, 09/05/07	1,350
	California Statewide Communities Development Authority, Kaiser Permanente,
3,700	Series A, Rev., VRDO, 3.90%, 09/05/07	3,700
1,000	Series B, Rev., VRDO, 3.90%, 09/05/07	1,000
21,520	Series M, Rev., VRDO, 3.90%, 09/05/07	21,520
1,395	California Statewide Communities Development Authority, Kennerly Project, Series A, Rev., VRDO, LOC: California State Teacher’s Retirement, 4.15%, 09/05/07	1,395
1,140	California Statewide Communities Development Authority, LeSaint, Series B, Rev., VRDO, LOC: PNC Bank N.A., 4.15%, 09/05/07	1,140
	California Statewide Communities Development Authority, Merlots,
22,295	Series C-39, Rev., VRDO, FNMA, 4.05%, 09/05/07	22,295
18,395	Series G-01, Rev., VRDO, LIQ: Wachovia Bank N.A., 4.05%, 09/05/07	18,395
1,615	California Statewide Communities Development Authority, Packaging Innovation, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 4.15%, 09/05/07	1,615
2,000	California Statewide Communities Development Authority, Plan Nine Partners Project, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 3.94%, 09/06/07	2,000
2,575	Chabot-Las Positas Community College District, Series 87-Z, GO, VRDO, AMBAC, LIQ: Goldman Sachs Special Situation, 4.00%, 09/06/07	2,575
2,399	City of Glendale, Hospital, Series 590, Rev., VRDO, MBIA, LIQ: Morgan Stanley Dean Witter, 4.07%, 09/05/07	2,398
2,000	City of Hayward, Multi-Family Housing, Shorewood, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 3.95%, 09/06/07	2,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   7

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
3,600	City of Hemet, Multi-Family Housing, Sunwest Retirement, Series A, Rev., VRDO, FHLMC COLL, LIQ: FHLMC, 3.86%, 09/06/07	3,600
4,840	City of Los Angeles, Multi-Family Housing, Series PT-3700, Rev., VRDO, 4.12%, 09/05/07	4,840
1,965	City of Los Angeles, Wastewater Systems, Multimodal Series C, Rev., VRDO, FGIC, 3.95%, 09/06/07	1,965
3,900	City of Modesto, Health Facilities, Series 910, Rev., VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 4.03%, 09/06/07	3,900
3,000	City of Oceanside, Multi-Family Housing, Lakeridge Apartments Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 3.86%, 09/05/07	3,000
970	City of San Jose, Airport, Series ROCS-II-R-2004, Rev., VRDO, FSA, LIQ: Citigroup Financial Products, 3.99%, 09/06/07	970
3,925	City of Santa Rosa, Waste Water Systems Series PZ-43, Rev., VRDO, AMBAC, 4.04%, 09/05/07	3,925
7,480	Coast Community College District, Series ROCS RR-II-R-6088, GO, VRDO, FSA, LIQ: Citigroup Financial Products, 3.99%, 09/06/07	7,480
4,610	Contra Costa Community College District, Series ROCS RR-II-R-548X, GO, VRDO, FSA, LIQ: Citibank N.A., 3.99%, 09/06/07	4,610
	East Bay Municipal Utility District,
4,000	Series 1317-X, Rev., VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 4.03%, 09/06/07	4,000
2,400	Series 1414, Rev., VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 4.03%, 09/06/07	2,400
7,795	Eclipse Funding Trust, Solar Eclipse - California, Series 2007-0039, GO, MBIA, VRDO, LIQ: U.S. Bank N.A., 3.97%, 09/06/07	7,795
8,400	Eclipse Funding Trust, Solar Eclipse - Los Angeles, Series 2006-0037, Rev., FSA, VRDO, LIQ: U.S. Bank N.A., 3.97%, 09/06/07	8,400
4,370	Eclipse Funding Trust, Solar Eclipse - Sacramento, Series 2006-0079, COP, VRDO, AMBAC, LIQ: U.S. Bank N.A., 3.97%, 09/06/07	4,370
10,700	Eclipse Funding Trust, Solar Eclipse - San Maria, Series 2006-0052, VRDO, AMBAC, LIQ: U.S. Bank N.A., 3.97%, 09/06/07	10,700
7,250	Eclipse Funding Trust, Solar Eclipse - Santa Monica, Series 2006-0031, VRDO, MBIA, LIQ: U.S. Bank N.A., 3.97%, 09/06/07	7,250
6,945	Enhanced Return Puttable Floating Option, Series 1017, GO, VRDO, 4.06%, 09/05/07	6,945
2,985	Fairfield-Suisun Unified School District, Series ROCS RR-II-R-6019, GO, VRDO, MBIA, LIQ: Citigroup Financial Products, 3.99%, 09/06/07	2,985
9,345	Foothill-De Anza Community College District, Series 1787, GO, VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 4.04%, 09/06/07	9,345
2,895	Fullerton School District, Series PT-1558, GO, VRDO, FGIC, 4.03%, 09/05/07	2,895
	Golden State Tobacco Securitization Corp.,
7,500	Series 1422, Rev., VRDO, FGIC-TCRS, LIQ: Morgan Stanley Municipal Funding, 4.07%, 09/06/07	7,500
6,400	Series 1436, Rev., VRDO, FGIC, LIQ: Morgan Stanley Municipal Funding, 4.07%, 09/06/07	6,400
10,000	Series F-C2, Rev., VRDO, LIQ: Lehman Brothers Special Financing, 4.20%, 09/05/07	10,000
11,275	Series PA-1206, Rev., VRDO, 4.03%, 09/05/07	11,275
38,440	GS Pool Trust, Series 24TP, Rev., VRDO, LIQ: Goldman Sachs Special Situation, 4.05%, 09/06/07	38,440
3,722	GS Pool Trust, Series 34TP, Rev., VRDO, LIQ: Goldman Sachs Special Situation, 4.05%, 09/06/07	3,722
8,770	Hacienda La Puente Unified School District, Series PT-2877, GO, VRDO, FGIC, LIQ: Dexia Credit Local, 3.99%, 09/05/07	8,770
2,100	Hayward Housing Authority, Multi-Family Housing, Barrington Hill S.A., Series A, Rev., VRDO, FNMA, LIQ: FNMA, 3.86%, 09/05/07	2,100
570	Hesperia Public Financing Authority, Water & Administration Facilities, Series B, Rev., VRDO, LOC: Bank of America N.A., 4.03%, 09/05/07	570
3,265	Huntington Beach Union High School District, Merlots, Series D-07, GO, VRDO, MBIA, 4.02%, 09/05/07	3,265
	Lehman Municipal Trust Receipts,
6,370	Series 06-K90, Rev., FSA, VRDO, LIQ: Lehman Liquidity Co., 4.20%, 09/05/07	6,370
11,840	Series 06-F11, GO, VRDO, LIQ: Lehman Liquidity Co., 4.20%, 09/05/07	11,840
19,975	Series 07-F1, Rev., VRDO, LIQ: Lehman Brothers Special Financing, 4.20%, 09/05/07	19,975

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
10,000	Series 07-F2, GO, VRDO, LIQ: Lehman Brothers Special Financing, 4.20%, 09/05/07	10,000
5,200	Series 07-K14, Rev., MBIA, VRDO, LIQ: Lehman Liquidity Co., 4.15%, 09/05/07	5,200
3,250	GO, VRDO, LIQ: Lehman Liquidity Co., 4.23%, 09/05/07	3,250
4,350	Series P42W, Rev., FGIC, VRDO, LIQ: Lehman Liquidity Co., 4.20%, 09/05/07	4,350
9,455	Lehman Municipal Trust Receipts, Metropolitan Water District, Rev., VRDO, LIQ: Lehman Liquidity Co., 4.23%, 09/05/07	9,455
16,000	Long Beach Bond Finance Authority, Series 812, Class D, VRDO, AMBAC, TAN, LIQ: Morgan Stanley Municipal Funding, 4.03%, 09/06/07	16,000
5,440	Los Angeles County Housing Authority, Multi-Family Housing, Malibu Meadows II, Series II-C, Rev., VRDO, FNMA COLL, LIQ: FNMA, 3.86%, 09/06/07	5,440
1,850	Los Angeles County IDA, Goldberg & Solovy Foods, Rev., VRDO, LOC: Union Bank of California, 4.95%, 09/04/07	1,850
	Los Angeles Department of Water & Power,
1,965	Series ROCS-RR-II-R-4510, Rev., VRDO, MBIA, LIQ: Citigroup Global Markets, 3.99%, 09/06/07	1,965
2,000	Sub Series A-8, Rev., VRDO, 3.86%, 09/06/07	2,000
3,000	Los Angeles IDA, Packing & Shipping Project, Series AAA, Rev., VRDO, LOC: City National Bank, 4.10%, 09/06/07	3,000
	Los Angeles Unified School District
9,119	Series 924, GO, FSA, VRDO, LIQ: Morgan Stanley Municipal Funding, 4.03%, 09/06/07	9,119
2,800	Series PT-1179, GO, MBIA, VRDO, LIQ: Merrill Lynch Capital Services, 4.06%, 09/05/07	2,800
2,885	Los Angeles Unified School District, Merlots, Series C-20, GO, VRDO, FGIC, 3.99%, 09/05/07	2,885
	Los Angeles Department of Water & Power,
12,525	Macon Trust, Various States, Series 2007-336, VRDO, LIQ: Bank Of America N.A., LOC: Bank of America N.A., 4.01%, 09/06/07	12,525
5,600	Morgan Hill Unified School District, Floating Rate Receipts, Series SG-145, GO, VRDO, FGIC, 3.99%, 09/05/07	5,600
	Municipal Securities Trust Certificates,
5,155	Series 281, Class A, Rev., VRDO, AMBAC, LIQ: Bear Stearns Capital Markets, 4.03%, 09/06/07	5,155
24,045	Series 2000-96, Class A, GO, VRDO, AMBAC, LIQ: Bear Stearns Capital Markets, 3.99%, 09/06/07 (e)	24,045
6,200	Series 2006-259, Class A, Rev., VRDO, AMBAC, LIQ: Bear Stearns Capital Markets, 4.03%, 09/06/07	6,200
8,595	Series 2006-287, Class A, Rev., VRDO, FGIC, LIQ: Bear Stearns Capital Markets, 3.99%, 09/06/07	8,595
2,755	Series 2007-314, Class A, Rev., FSA, VRDO, LIQ: Bear Stearns Capital Markets, 3.99%, 09/06/07	2,755
4,850	Series 3001, Class A, GO, VRDO, MBIA, LIQ: Bear Stearns Capital Markets, 4.03%, 09/06/07	4,850
9,960	Series 3035, Class A, GO, VRDO, FGIC, LIQ: Bear Stearns Capital Markets, 4.03%, 09/06/07	9,960
11,725	Series 3044, Class A, GO, VRDO, MBIA, LIQ: Bear Stearns Capital Markets, 4.03%, 09/06/07	11,725
2,400	Series 3072, Class A, GO, FGIC, VRDO, LIQ: Bear Stearns Capital Markets, 4.03%, 09/06/07	2,400
5,000	Series 7021, Class A, Rev., VRDO, FGIC, LIQ: Bear Stearns Capital Markets, 4.03%, 09/06/07	5,000
2,200	Orange County, Apartments, WLCO LF Partners, Series 1, Rev., VRDO, FNMA, LIQ: FNMA, 3.86%, 09/06/07	2,200
1,000	Orange County Sanitation District, Series 1032, COP, VRDO, FGIC, LIQ: Morgan Stanley Municipal Funding, 4.03%, 09/06/07	1,000
8,000	Placentia-Yorba Linda Unified School District, Series 1245, Rev., COP, VRDO, FGIC, LIQ: Morgan Stanley Municipal Funding, 4.03%, 09/06/07	8,000
1,295	Poway Unified School District, PT-2113, GO, VRDO, MBIA, 3.86%, 09/05/07	1,295
	Puttable Floating Option Tax-Exempt Receipts,
7,800	Series PA-1513, VRDO, LIQ: Merrill Lynch Capital Services, 4.06%, 09/05/07	7,800
5,000	Series PPT-1007, Class A, Rev., VRDO, 4.10%, 09/05/07	5,000
	Puttable Floating Option, Tax-Exempt Receipts, Sun America Trust,
17,000	Series 2001-1, Class A, Certificates, Rev., VRDO, LIQ: FHLMC, 4.06%, 09/05/07	17,000
16,020	Series MT-421, Rev., VRDO, 4.12%, 09/05/07	16,020
6,000	Reset Optional Certificates Trust II-R, Series ROCS-RR-II-R-681, GO, VRDO, CIFG-TCRS, LIQ: Citibank N.A., 3.99%, 09/06/07	6,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   9

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
2,820	Reset Optional Certificates Trust II-R, San Mateo, Series ROCS-RR-II-R-647, GO, VRDO, MBIA, LIQ: Wells Fargo Bank N.A., 3.99%, 09/06/07	2,820
2,600	Riverside County, Public Facilities, Series B, COP, VRDO, LOC: State Street Bank & Trust Co, 3.90%, 09/04/07	2,600
4,000	Sacramento County Housing Authority, Multi-Family Housing, Ashford, Series D, Rev., VRDO, FNMA COLL, LIQ: FMNA 3.86%, 09/06/07	4,000
3,020	San Bernardino County Housing Authority, Montclair Heritage, Series A, Rev., VRDO, LOC: California Federal Bank, 3.91%, 09/06/07	3,020
1,920	San Bernardino County IDA, W&H Voortman, Rev., VRDO, LOC: California State Teachers Retirement, 4.15%, 09/05/07	1,920
5,000	San Diego Unified School District, Series 964-D, GO, VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 4.03%, 09/06/07	5,000
3,865	San Francisco City & County Public Utilities Commission, Series 1259-X, Rev., VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 4.03%, 09/06/07	3,865
2,000	San Joaquin Hills Transportation Corridor Agency, Series 44Z, Rev., VRDO, LIQ: Goldman Sachs Special Situation, 3.99%, 09/06/07	2,000
1,410	San Jose Unified School District, Santa Clara County, Series 115, GO, VRDO, FGIC, 4.06%, 09/05/07	1,410
1,000	San Mateo County Board of Education, Series A, VRDO, COP, LOC: Allied Irish Bank plc, 3.90%, 09/06/07	1,000
4,190	San Mateo County Community College District, Series ROCS-RR-II-R-10000Z, GO, VRDO, MBIA, LIQ: Citigroup Financial Products, 3.99%, 09/06/07	4,190
300	Santa Ana Unified School District, VRDO, COP, LOC: BNP Paribas, 3.85%, 09/05/07	300
2,325	Santa Cruz County Housing Authority, Paloma Del Mar Apartments, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 3.95%, 09/05/07	2,325
1,700	Sequoia Union High School District, Series PZ-175, GO, VRDO, FSA, LIQ: Merrill Lynch Capital Services, 4.06%, 09/05/07	1,700
	State of California,
7,170	Series A, Subseries A-3, GO, VRDO, LOC: Bank of America N.A., 3.90%, 09/05/07	7,170
9,600	Series B, Subseries B-1, GO, VRDO, LOC: Bank of America N.A., 3.86%, 09/05/07	9,600
5,400	Series C-2, GO, VRDO, LOC: Landesbank Hessen-Thueringen, 3.90%, 09/06/07	5,400
11,525	Series C-4, GO, VRDO, LOC: Landesbank Hessen-Thueringen, 3.89%, 09/06/07	11,525
3,595	Series PA-594, GO, VRDO, LIQ: Merrill Lynch Capital Services, 4.06%, 09/05/07	3,595
1,760	Series PT-1236, GO, VRDO, LIQ: Merrill Lynch Capital Services, 4.04%, 09/05/07	1,760
1,245	Series PT-2831, GO, VRDO, AMBAC, 3.99%, 09/05/07	1,245
1,050	Series SG-85, GO, VAR., FGIC-TCRS, LIQ: Societe Generale, 4.06%, 09/03/07	1,050
	State of California, Economic Recovery,
2,900	Series C-14, Rev., VRDO, XLCA, 3.90%, 09/05/07	2,900
400	Series C-21, Rev., VRDO, XLCA, 3.90%, 09/05/07	400
1,000	State of California, Macon Trust, Series N, GO, VRDO, AMBAC, 3.97%, 09/06/07	1,000
	State of California, Municipal Securities Trust Receipts,
250	Series 2, Class A, GO, VRDO, FGIC, LIQ: Societe Generale, 3.97%, 09/06/07	250
1,175	Series SGA-7, GO, VRDO, FSA, 3.97%, 09/05/07	1,175
300	Series SGA-40, GO, VRDO, FGIC, 3.97%, 09/05/07	300
4,155	Series SGA-54, GO, VRDO, AMBAC, 3.97%, 09/05/07	4,155
100	Series SGA-55, GO, VRDO, FGIC, 3.97%, 09/05/07	100
1,445	Series SGA-58, Rev., VRDO, FGIC, 3.97%, 09/05/07	1,445
15,000	Series SGC-6, Class A, GO, VRDO, LIQ: Societe Generale, LOC: Societe Generale, 4.01%, 09/06/07	15,000
	State of California, UBS Municipal,
2,000	Series 2006-1005, GO, VRDO, MBIA, 3.98%, 09/06/07	2,000
10,000	Series 2007-1031, Rev., VRDO, 4.01%, 09/06/07	10,000
2,520	University of California, Series 1198, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 4.03%, 09/06/07	2,520
1,970	West Contra Costa Unified School District, Series PT-1828, GO, VRDO, FGIC, 4.06%, 09/05/07	1,970

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
4,350	West Valley-Mission Community College District, Series PT-3446, GO, VRDO, FSA, LIQ: Merrill Lynch Capital Services, 4.06%, 09/05/07	4,350
		802,591
	Puerto Rico — 8.4%
5,000	Commonwealth of Puerto Rico, Series PA-943, GO, VRDO, MBIA-IBC, LIQ: Merrill Lynch Capital Services, 3.98%, 09/05/07	5,000
10,000	DFA Municipal Trust, Various States Series 1, Rev., FRN, VRDO, LIQ: Depfa Bank plc, 4.00%, 09/06/07	10,000
3,400	Lehman Municipal Trust Receipts, Series F-6, Rev., VRDO, LIQ: Lehman Brothers Special Financing, 4.20%, 09/05/07	3,400
	Municipal Securities Trust Certificates,
4,200	Series 2000-107, Class A, Rev., VRDO, FSA, LIQ: Bear Stearns Capital Markets, 3.98%, 09/06/07	4,200
1,150	Series 2002-199, Class A, GO, VRDO, MBIA-IBC, LIQ: Bear Stearns Capital Markets, 3.98%, 09/06/07	1,150
700	Series 7005, Class A, Rev., SO, VRDO, LIQ: Bear Stearns Capital Markets, 3.98%, 09/06/07 (p)	700
28,200	Puerto Rico Electric Power Authority, Series ROCS-RR-II-11001-CE, Rev., VRDO, LIQ: Citibank N.A., 4.00%, 09/06/07	28,200
2,000	Puerto Rico Highway & Transportation Authority, Series ROCS-RR-II-R-785-CE, Rev., VRDO, LIQ: Citigroup Global Markets, 4.00%, 09/06/07	2,000
500	Puerto Rico Highway & Transportation Authority, Macon Trust, Series M, Rev., VRDO, FGIC, 3.97%, 09/06/07	500
1,150	Puerto Rico Infrastructure Financing Authority, Series 1, SO, VRDO, TOCS, LIQ: Bank of New York, 3.96%, 09/06/07	1,150
9,870	Puerto Rico Municipal Finance Agency, Series PA-609, Rev., VRDO, FSA, 3.98%, 09/05/07	9,870
4,550	Puerto Rico Public Buildings Authority, Series 747D, Rev., VRDO, CIFG-TCRS, LIQ: Morgan Stanley Dean Witter, 4.02%, 09/06/07	4,550
14,600	Puerto Rico Sales Tax Financing Corp., Series 2012, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 4.07%, 09/06/07	14,600
1,300	TICS-TOCS Trust, Series 2001-2, GO, VRDO, FSA, LIQ: Bank of New York, 3.96%, 09/06/07	1,300
5,000	UBS Municipal Certificates, Various States, Series 2007-9, Rev., VRDO, 3.98%, 09/06/07	5,000
		91,620
	Total Weekly Demand Notes (Cost $894,211)	894,211
Quarterly Demand Note — 0.5%
	Puerto Rico — 0.5%
6,000	Puerto Rico Electric Power Authority, Series UU-SGB-69, Rev., VRDO, FSA, LIQ: Societe Generale, 3.80%, 10/01/07 (Cost $6,000)	6,000
	Total Investments — 99.4% (Cost $1,087,002)*	1,087,002
	Other Assets in Excess of Liabilities — 0.6%	6,154
	NET ASSETS — 100.0%	$1,093,156

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   11

JPMorgan Michigan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — 8.3% (n)
	Michigan — 8.3%
5,000	Michigan State Building Authority, Series 5, 3.72%, 11/20/07	5,000
	Michigan State Housing Development Authority,
2,400	3.67%, 10/17/07	2,400
3,400	3.72%, 10/15/07	3,400
	Total Commercial Paper (Cost $10,800)	10,800
Daily Demand Notes — 7.1%
	Michigan — 7.1%
	Michigan State Hospital Authority, Trinity Health Credit,
480	Series E, Rev., VRDO, 3.95%, 09/04/07	480
1,295	Series F, Rev., VRDO, 3.95%, 09/04/07	1,295
1,160	Series G, Rev., VRDO, CIFG, 3.95%, 09/04/07	1,160
1,200	Michigan State Housing Development Authority, Multi-Family Housing, Jackson Project, Rev., VRDO, LOC: FHLB, 4.08%, 09/04/07	1,200
2,000	Michigan State Housing Development Authority, Rental Housing, Series 2006-C, Rev., VRDO, AMT, FSA, 4.00%, 09/04/07	2,000
	Municipal Securities Trust Certificates,
865	Series 2001-166, Class A, Rev., VRDO, FSA, LIQ: Bear Stearns Capital Markets, 4.00%, 09/04/07	865
2,200	Series 2006-277, Class A, Rev., VRDO, FGIC, LIQ: Bear Stearns Capital Markets, 4.00%, 09/04/07	2,200
	Total Daily Demand Notes (Cost $9,200)	9,200
Monthly Demand Note — 1.5%
	Michigan — 1.5%
1,900	Michigan State Job Development Authority, East Lansing Resident, Rev., VRDO, LOC: Wells Fargo Bank, N.A., 3.73%, 09/01/07 (Cost $1,900)	1,900
Municipal Notes & Bonds — 9.2%
	Michigan — 9.2%
2,000	City of Detroit, Sewer Disposal System, Second Lien, Series E, Rev., VRDO, FGIC, LIQ: Depfa Bank plc, 3.74%, 07/10/08	2,000
4,000	City of Kalamazoo, EDC, Heritage Project, TAN, GO, VAR, 4.25%, 12/01/07	4,006
2,000	Dearborn School District, SAAN, GO, 4.25%, 09/21/07	2,001
2,000	Eclipse Funding Trust, Solar Eclipse, Series 2006-0001, GO, VRDO, FSA Q-SBLF, LIQ: U.S. Bank N.A., 3.65%, 03/08/08	2,000
2,000	Michigan Municipal Bond Authority, Series B-2, Rev., LOC: Scotiabank, 4.50%, 08/20/08	2,015
	Total Municipal Notes & Bonds (Cost $12,022)	12,022
Weekly Demand Notes — 73.2%
	Michigan — 70.6%
	ABN AMRO Munitops Certificate Trust,
920	Series 2004-2, Rev., VRDO, AMT, GNMA COLL, 4.06%, 09/06/07	920
3,350	Series 2006-1, Rev., VRDO, AMT, GNMA COLL, 4.06%, 09/06/07	3,350
710	Allen Park Public School District, Merlots-C02, GO, VRDO, FSA Q-SBLF, 4.02%, 09/05/07	710
2,495	City of Detroit, EDC, Merlots-A90-4/00, Rev., VRDO, AMBAC, 4.10%, 09/05/07	2,495
1,245	City of Detroit, Sewer Disposal System, Series PT-2595, Rev., VRDO, MBIA, 4.02%, 09/07/07	1,245
3,185	City of Detroit, Water Supply System, Series PT-2587, Rev., VRDO, FGIC, 3.74%, 09/07/07	3,185
4,000	Dearborn School District, P-FLOATS-PT-2641, GO, VRDO, FSA Q-SBLF, LIQ: Merrill Lynch Capital Services, 4.09%, 09/09/07	4,000
1,000	Grand Rapids EDC, Baker Knapp & Tubbs Project, Rev., VRDO, LOC: Wachovia Bank N.A., 4.02%, 09/05/07	1,000
900	Grand Rapids EDC, Limited Obligation, Cornerstone University, Rev., VRDO, LOC: National City Bank, 4.03%, 09/06/07	900
2,555	Jackson County, EDC, Industrial Steel Treating Co. Project, Rev., VRDO, LOC: Comerica Bank, 4.11%, 09/06/07	2,555
2,650	Kenowa Hills Public Schools, Series PT-2552, GO, VRDO, FGIC Q-SBLF, 4.09%, 09/04/07	2,650
3,100	Michigan Higher Education Student Loan Authority, Merlots, Series C-23, Rev., VRDO, AMBAC, 4.07%, 09/05/07	3,100
1,380	Michigan State Building Authority, P-FLOATS-PZ-140, Rev., VRDO, FGIC, 4.09%, 09/09/07	1,380
	Michigan State Housing Development Authority,
2,200	Series A, Rev., VRDO, AMT, MBIA, 4.20%, 09/05/07	2,200
6,000	Series B, Rev., VRDO, AMT, 4.18%, 09/05/07	6,000

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Michigan — Continued
1,000	Michigan State Housing Development Authority, Multi-Family Housing, Canton Club, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 4.00%, 09/07/07	1,000
1,700	Michigan State Housing Development Authority, Parks of Taylor Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 3.94%, 09/06/07	1,700
2,000	Michigan State Housing Development Authority, Rental Housing, Series MT-267, Rev., VRDO, FSA, LIQ: Bayerische Landesbank, 4.12%, 09/09/07	2,000
575	Michigan State University, Series A-2, Rev., VRDO, 4.00%, 09/05/07	575
1,175	Michigan Strategic Fund, Atmosphere Heat Treating, Rev., VRDO, LOC: Comerica Bank, 4.11%, 09/06/07	1,175
800	Michigan Strategic Fund, Commercial Tool & Die, Inc. Project, Series 1997, Rev., VRDO, LOC: Standard Federal Bank, 4.06%, 09/05/07	800
940	Michigan Strategic Fund, Custom Profile, Inc. Project, Series 2001, Rev., VRDO, LOC: Firstar Bank N.A., 4.12%, 09/06/07	940
4,170	Michigan Strategic Fund, Dawnbreakers LLC Project, Rev., VRDO, LOC: Fifth Third Bank, 4.09%, 09/06/07	4,170
375	Michigan Strategic Fund, Dennenlease LC Project, Rev., VRDO, LOC: Old Kent Bank & Trust, 4.11%, 09/06/07	375
1,545	Michigan Strategic Fund, DOU-FORM Acquisition Project, Series 2001, Rev., VRDO, AMT, LOC: First Union National Bank, 4.17%, 09/06/07	1,545
1,935	Michigan Strategic Fund, Geskus Photography, Inc. Project, Rev., VRDO, LOC: Wachovia Bank N.A., 4.12%, 09/05/07	1,935
195	Michigan Strategic Fund, Ironwood Plastics, Inc. Project, Rev., VRDO, LOC: First of America Bank, 4.11%, 09/06/07	195
1,600	Michigan Strategic Fund, JG Kern Enterprises, Inc., Rev., VRDO, LOC: LaSalle Bank N.A., 4.02%, 09/06/07	1,600
1,275	Michigan Strategic Fund, Monarch Hydraulics, Inc. Project, Rev., VRDO, LOC: Fifth Third Bank, 4.09%, 09/06/07	1,275
2,145	Michigan Strategic Fund, Nicholas Plastics Project, Rev., VRDO, LOC: Fifth Third Bank, 4.12%, 09/06/07	2,145
345	Michigan Strategic Fund, Petoskey Plastics, Inc. Project, Rev., VRDO, AMT, LOC: Comerica Bank, 4.11%, 09/06/07	345
1,140	Michigan Strategic Fund, Pyper Products Corp. Project, Rev., VRDO, AMT, LOC: Comerica Bank, 4.11%, 09/06/07	1,140
2,000	Michigan Strategic Fund, Quincy Strategic, Inc. Project, Rev., VRDO, LOC: Comerica Bank, 4.11%, 09/06/07	2,000
2,525	Michigan Strategic Fund, Rapid Line, Inc. Project, Rev., VRDO, LOC: Firstar Bank, 4.12%, 09/06/07	2,525
1,200	Michigan Strategic Fund, Saginaw Products Corp., Project, Limited Obligation, Rev., VRDO, 4.11%, 09/06/07	1,200
4,975	Michigan Strategic Fund, Solid Waste Disposal Trust, Floating Rate Trust Receipts, Rev., VRDO, AMT, LOC: Lehman Brothers Special Financing, 4.30%, 09/12/07	4,975
1,003	Michigan Strategic Fund, Solid Waste, Grayling Generating Project, Rev., VRDO, AMT, LOC: Barclays Bank New York, 3.95%, 09/12/07	1,003
2,220	Michigan Strategic Fund, Whitehall Products LLC Project, Rev., VRDO, LOC: Fifth Third Bank, 4.09%, 09/06/07	2,220
1,545	Munitops II, Series 2007-58, Rev., VRDO, GNMA COLL, 4.06%, 09/06/07	1,545
650	Oakland County, EDC, IBC N.A., Inc. Project, Rev., VRDO, LOC: Comerica Bank, 4.11%, 09/06/07	650
2,700	Oakland County, EDC, V&M Corp. Project, Rev., VRDO, LOC: Standard Federal Bank, 4.06%, 09/05/07	2,700
3,000	South Redford School District, Series 2928, GO, VRDO, MBIA, Q-SBLF, LIQ: Merrill Lynch Capital Services, 4.09%, 09/07/07	3,000
2,750	UBS Municipal Certificates, Various States, GO, VRDO, MBIA Q-SBLF, 4.03%, 09/06/07	2,750
	Wayne Charter County Airport, Detroit Metropolitian,
1,200	Series A, Rev., VRDO, AMT, FGIC, 3.99%, 09/05/07	1,200
5,320	Series B, Rev., VRDO, AMT, AMBAC, LOC: Helaba, 3.99%, 09/05/07	5,320
2,150	Wayne County Airport Authority, Detroit Metropolitan, Series 1327, Rev., VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 4.08%, 09/06/07	2,150
		91,843

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   13

JPMorgan Michigan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Puerto Rico - 2.6%
3,400	Puerto Rico Sales Tax Financing Corp., Series 2012, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 4.07%, 09/06/07	3,400
	Total Weekly Demand Notes (Cost $95,243)	95,243
	Total Investments — 99.3% (Cost $129,165)*	129,165
	Other Assets in Excess of Liabilities — 0.7%	906
	NET ASSETS — 100.0%	$130,071

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — 4.3% (n)
	New York — 4.3%
20,000	New York City, 3.73%, 12/14/07	20,000
	New York City Municipal Water Finance Authority,
20,000	3.62%, 12/10/07	20,000
35,000	3.71%, 11/01/07	35,000
10,000	3.72%, 10/11/07	10,000
2,000	New York State Dormitory Authority, 3.62%, 12/10/07	2,000
	Total Commercial Paper (Cost $87,000)	87,000
Daily Demand Notes — 4.4%
	New York — 4.4%
19,250	Eclipse Funding Trust, Solar Eclipse, Series 2005-0005, Rev., FSA, VRDO, AMBAC, LIQ: U.S. Bank N.A., 3.79%, 09/04/07	19,250
70	Jay Street Development Corp, Series A-4, Rev., VRDO, LOC: Depfa Bank plc, 3.99%, 09/04/07	70
	Lehman Municipal Trust Receipts,
15,740	Series 07-P7, Rev., VRDO, AMBAC, FGIC, LIQ: Lehman Liquidity Co., 4.00%, 09/04/07	15,740
2,250	Series 07-P8, Rev., VRDO, AMBAC, FGIC, LIQ: Lehman Liquidity Co., 4.00%, 09/04/07	2,250
2,785	Series 07-P9, Rev., VRDO, AMBAC, LIQ: Lehman Liquidity Co., 4.00%, 09/04/07	2,785
150	Long Island Power Authority, Series 2-2B, Rev., VRDO, LOC: Bayerische Landesbank, 3.99%, 09/04/07	150
100	Metropolitan Transportation Authority, Sub Series G-2, Rev., VRDO, LOC: BNP Paribas, 3.94%, 09/04/07	100
1,030	Municipal Securities Trust Certificates, Series 2000-109, Class A, Rev., VRDO, LIQ: Bear Stearns Capital Markets, 4.00%, 09/04/07 (e)	1,030
	New York City,
800	Sub Series A-4, GO, VRDO, LOC: Bayerische Landesbank AG, 3.90%, 09/04/07	800
390	Sub Series A-6, GO, VRDO, FSA, 3.90%, 09/04/07	390
2,600	Sub Series B-5, GO, VRDO, MBIA, 3.94%, 09/04/07	2,600
1,110	Sub Series H-1, GO, VRDO, LOC: Bank of New York, 3.90%, 09/04/07	1,110
100	Sub Series H-1, GO, VRDO, LOC: Dexia Credit, 3.90%, 09/04/07	100
200	Sub Series H-2, GO, VRDO, MBIA, 3.94%, 09/04/07	200
2,990	Sub Series H-7, GO, VRDO, LOC: KBC Bank N.V., 3.99%, 09/04/07	2,990
19,930	New York City Industrial Development Agency, Liberty, 1 Bryant Park LLC, Series B, Rev., VRDO, LOC: Bank of America N.A., 3.96%, 09/04/07	19,930
	New York City, Municipal Water Finance Authority,
3,425	Series AA-1, Rev., VRDO, 3.87%, 09/04/07	3,425
1,100	Series G, Rev., VRDO, FGIC, 3.99%, 09/04/07	1,100
7,825	Sub Series C-1, Rev., VRDO, 3.92%, 09/04/07	7,825
1,000	New York City Transitional Finance Authority, Future Tax Secured, Series B, Rev., VRDO, 3.90%, 09/04/07	1,000
	New York City Transitional Finance Authority, New York City Recovery,
540	Sub Series 3-B, Rev., VRDO, 3.99%, 09/04/07	540
3,755	Sub Series 3-H, Rev., VRDO, 3.95%, 09/04/07	3,755
1,055	New York City Trust for Cultural Resources, Municipal Securities Trust Receipts, Series SGA-91, Rev., VRDO, AMBAC, LIQ: Societe Generale, 4.00%, 09/04/07	1,055
100	New York Local Government Assistance Corp., Municipal Securities Trust Receipts, Series SGA-59, Rev., VRDO, 4.00%, 09/04/07	100
880	New York State Dormitory Authority, Oxford University Press, Inc., Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 3.96%, 09/04/07	880
	Total Daily Demand Notes (Cost $89,175)	89,175
Municipal Notes & Bonds — 8.4%
	New York — 8.4%
13,000	Board of Cooperative Educational Services for the Sole Supervisory District, RAN, Rev., 3.60%, 12/28/07	13,015
10,000	City of Albany, RAN, GO, 3.62%, 01/31/08	10,012
7,000	City of Haverstraw, BAN, GO, 4.00%, 03/14/08	7,013
14,000	Clarkstown Central School District, TAN, GO, 3.88%, 11/02/07	14,004
21,130	Eclipse Funding Trust, Solar Eclipse, Series 2006-0159, Rev., VRDO, FGIC, LIQ: U.S. Bank N.A., 3.76%, 12/05/07	21,130
5,000	Elmira City School District, BAN, GO, 4.00%, 03/20/08	5,009
7,495	Long Island Power Authority, Electric Systems, Series PT-386, Rev., 3.94%, 09/12/07	7,495
4,450	Mattituck-Cutchogue Union Free School District, Series B, BAN, 3.88%, 01/24/08	4,453
3,795	New York City, Series B, GO, 4.50%, 08/01/08	3,824

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   15

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Notes & Bonds — Continued
	New York — Continued
23,000	New York Power Authority (The), GO, VRDO, LIQ: Bank of Nova Scotia, 3.65%, 03/01/08	23,000
2,670	New York State Dormitory Authority, Series PA-419, Rev., MBIA, VRDO, 4.01%, 02/15/23	2,670
1,160	New York State Environmental Facilities Corp., Revolving Funds, Pooled Financing, Series D, Rev., 4.50%, 09/15/07	1,160
5,400	Pearl River Union Free School District, BAN, GO, 4.25%, 09/19/07	5,402
13,090	Port Authority of New York & New Jersey, Rev., VRDO, 4.05%, 12/01/14	13,090
7,000	Putnam County, TAN, GO, 3.50%, 11/15/07	7,006
5,460	Town of Webster, BAN, GO, 4.25%, 09/20/07	5,461
4,995	Triborough Bridge & Tunnel Authority, Series PA-665, Rev., 4.05%, 01/01/17	4,995
20,915	Westchester County, BAN, Rev., 3.74%, 12/20/07	20,917
	Total Municipal Notes & Bonds (Cost $169,656)	169,656
Weekly Demand Notes — 82.9%
	New York — 77.9%
	ABN AMRO Munitops Certificate Trust,
8,985	Series 2004-33, Rev., VRDO, AMBAC, 4.00%, 09/06/07	8,985
6,165	Series 2006-32, GO, VRDO, MBIA-IBC, 4.00%, 09/06/07	6,165
370	Albany Industrial Development Agency, Newkirk Productions, Inc., Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 4.00%, 09/06/07	370
6,135	Austin Trust Various States, Series 2007-159, Rev., VRDO, LIQ: Bank of America N.A., 3.99%, 09/06/07	6,135
	Dutchess County Industrial Development Agency, Civic Facilities, Marist College,
10,110	Series A, Rev., VRDO, LOC: Bank of New York, 3.98%, 09/06/07	10,110
14,215	Series A, Rev., VRDO, LOC: Keybank N.A., 3.98%, 09/06/07	14,215
12,085	Eagle Tax-Exempt Trust, Weekly Options Mode, Series 94-3203, Class A, Rev., VRDO, FSA, LIQ: Citibank N.A., 4.01%, 09/06/07	12,085
	Eagle Tax-Exempt Trust, Weekly Partner Certificate,
3,300	Series 2001-3202, Class A, Rev., VRDO, LIQ: Citibank N.A., 4.03%, 09/06/07	3,300
4,000	Series 2002-6003, Class A, Rev., VRDO, FSA, 4.03%, 09/06/07	4,000
8,135	Series A, Rev., VRDO, AMBAC, LIQ: Citibank N.A., 4.03%, 09/06/07 (e)	8,135
24,680	Eclipse Funding Trust, Solar Eclipse, Long Island, Series 2006-0119, Rev., VRDO, MBIA-IBC, LIQ: U.S. Bank N.A., 3.97%, 09/06/07	24,680
	Eclipse Funding Trust, Solar Eclipse, Metropolitan,
2,490	Series 2006-0028, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., 3.97%, 09/06/07	2,490
9,770	Series 2006-0117, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 3.97%, 09/06/07	9,770
8,200	Eclipse Funding Trust, Solar Eclipse New York, Series 2006-0029, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., 3.97%, 09/06/07	8,200
	Erie County Water Authority,
7,700	Series A, Rev., VRDO, AMBAC, 3.87%, 09/05/07	7,700
1,400	Series B, Rev., VRDO, AMBAC, 3.87%, 09/05/07	1,400
2,200	Franklin County IDA, Civic Facilities, Trudeau Institute, Inc., Project, Rev., VRDO, LOC: Fleet National Bank, 3.95%, 09/05/07	2,200
3,985	Glen Cove Housing Authority, Series 57-G, Rev., VRDO, LIQ: Goldman Sachs Special Situation, 4.02%, 09/06/07	3,985
3,040	Great Neck North Water Authority, Water System, Series A, Rev., VRDO, FGIC, 4.10%, 09/05/07	3,040
700	Guilderland IDA, North Eastern Industrial Park, Series A, Rev., VRDO, LOC: Fleet Bank of New York, 3.95%, 09/05/07	700
12,425	Hempstead Town IDA, Series A, Rev., VRDO, CTFS, 4.02%, 09/06/07	12,425
6,390	Hudson Yards Infrastructure Corp., Series 1608, Rev., VRDO, FGIC, LIQ: Morgan Stanley Municipal Funding, 4.07%, 09/06/07	6,390
3,485	Liberty Development Corp., Series 1416, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 4.04%, 09/06/07	3,485
	Long Island Power Authority, Electric Systems,
9,230	Series 822D, Rev., VRDO, CIFG, LIQ: Morgan Stanley Municipal Funding, 4.04%, 09/06/07	9,230
300	Series D, Rev., VRDO, FSA, 4.05%, 09/05/07	300
3,500	Series G, Rev., VRDO, FSA, 3.86%, 09/05/07	3,500
300	Series H, Rev., VRDO, FSA, 3.94%, 09/05/07	300
4,360	Series PA-841, Rev., VRDO, FSA, LIQ: Merrill Lynch Capital Services, 4.01%, 09/05/07	4,360
8,780	Series SG-125, Rev., VRDO, MBIA-IBC, LIQ: Societe Generale, 3.99%, 09/05/07	8,780

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
	Metropolitan Transportation Authority,
768	Series 823D, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 4.04%, 09/06/07	768
6,970	Series A-1, Rev., VRDO, XLCA, 3.91%, 09/06/07	6,970
6,090	Series D-2, Rev., VRDO, FSA, 3.91%, 09/06/07	6,090
4,600	Series E-1, Rev., VRDO, LOC: Fortis Bank S.A./N.V., 3.93%, 09/06/07	4,600
6,300	Series G-1, Rev., VRDO, AMBAC, 3.90%, 09/05/07	6,300
1,700	Series G-2, Rev., VRDO, AMBAC, 3.90%, 09/05/07	1,700
5,405	Series PA-1105, Rev., VRDO, 4.05%, 09/05/07	5,405
5,935	Series PT-1547, Rev., VRDO, FGIC, 4.01%, 09/05/07	5,935
10,445	Sub Series A-1, GO, VRDO, CIFG, 3.91%, 09/06/07	10,445
4,110	Sub Series A-2, GO, VRDO, CIFG, 3.90%, 09/06/07	4,110
1,790	Metropolitan Transportation Authority, Dedicated Tax Fund, Series B, Rev., VRDO, FSA, 3.90%, 09/06/07	1,790
	Metropolitan Transportation Authority, EAGLE,
3,300	Series 2002-6021, Class A, Rev., VRDO, MBIA, 4.03%, 09/06/07	3,300
5,000	Series 2002-6028, Class A, Rev., VRDO, MBIA, LIQ: Citibank N.A., 4.03%, 09/06/07	5,000
14,870	Metropolitan Transportation Authority, Merlots, Series B-16, Rev., VRDO, 4.02%, 09/05/07	14,870
11,440	Monroe County IDA, Rochester Institute Project, Series A, Rev., VRDO, LOC: First Union National Bank, 3.92%, 09/05/07	11,440
	Municipal Securities Trust Certificates,
500	Series 2001-116, Class A, Rev., VRDO, LIQ: Bear Stearns Capital Markets, 3.99%, 09/06/07 (e)	500
8,845	Series 2001-120, Class A, Rev., FGIC, VRDO, LIQ: Bear Stearns Capital Markets, 3.99%, 09/06/07 (e)	8,845
6,320	Series 2001-122, Class A, Rev., VRDO, LIQ: Bear Stearns Capital Markets, 3.99%, 09/06/07 (e)	6,320
9,995	Series 2001-176, Class A, GO, VRDO, MBIA, LIQ: Bear Stearns Capital Markets, 3.99%, 09/06/07	9,995
11,810	Series 2002-203 Class A, Rev., VRDO, FSA-CR, GO OF CORP, LIQ: Bear Stearns Capital Markets, 3.99%, 09/06/07	11,810
9,995	Series 2002-207, Class A, Rev., VRDO, LIQ: Bear Stearns Capital Markets, MBIA, 4.01%, 09/06/07	9,995
12,785	Series 2007-307, Class A, Rev., VRDO, FSA, LIQ: Bear Stearns Capital Markets, 3.99%, 09/06/07	12,785
10,420	Series 2007-310, Class A, Rev., VRDO, LIQ: Bear Stearns Capital Markets, 3.99%, 09/06/07	10,420
12,570	Series 2007-326, Class A, Rev., VRDO, FGIC, LIQ: Bear Stearns Capital Markets, 4.03%, 09/06/07	12,570
12,495	Series 7001, Class A, Rev., VRDO, AMBAC, LIQ: Bear Stearns Capital Markets, 3.99%, 09/06/07	12,495
9,835	Series 7041, Class A, Rev., VRDO, FHA, LIQ: Bear Stearns Capital Markets, 3.99% 09/06/07	9,835
5,650	Series 7068, Rev., VRDO, Class A, LIQ: Bear Stearns Capital Markets, 4.01%, 09/06/07	5,650
	Munitops II,
9,725	Series 2007-43, Rev., VRDO, 4.00%, 09/06/07	9,725
13,000	Series 2007-55, Rev., VRDO, 4.00%, 09/06/07	13,000
5,595	Nassau County Interim Finance Authority, Sales Tax Secured, Series A, Rev., VRDO, FSA, 3.82%, 09/05/07	5,595
	Nassau Health Care Corp.,
13,400	Sub Series 2004-C1, Rev., VRDO, FSA, CNTY GTD, 3.91%, 09/06/07	13,400
2,200	Sub Series 2004-C3, Rev., VRDO, FSA, CNTY GTD, 3.91%, 09/06/07	2,200
	New York City,
1,585	Series A-8, GO, VRDO, AMBAC, 3.92%, 09/05/07	1,585
3,800	Series F-5, GO, VRDO, LOC: Bayerische Landesbank, 3.91%, 09/05/07	3,800
9,320	Series 1998, GO, VRDO, LIQ: Morgan Stanley Municipal Funding, 4.04%, 09/06/07	9,320
3,000	Series F-2, GO, VRDO, LOC: Depfa Bank plc, 3.88%, 09/05/07	3,000
11,500	Series F-4, GO, VRDO, LOC: Landesbank Hessen-Thueringen, 3.91%, 09/05/07	11,500
13,500	Sub Series A-2, Rev., VRDO, LOC: Bank of America N.A., 3.92%, 09/05/07	13,500
15,400	Sub Series A-4, GO, VRDO, LOC: Bank of Nova Scotia, 3.92%, 09/05/07	15,400
2,700	Sub Series A-6, GO, VRDO, LOC: Helaba, 3.94%, 09/05/07	2,700
12,050	Sub Series A-6, GO, VRDO, LOC: Landesbank Baden, 3.86%, 09/05/07	12,050
3,550	Sub Series C-2, GO, VRDO, LOC: Bayerische Landesbank, 3.91%, 09/05/07	3,550

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   17

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
15,000	Sub Series C-3, GO, VRDO, LOC: BNP Paribas, 3.88%, 09/05/07	15,000
1,600	Sub Series C-4, GO, VRDO, LOC: BNP Paribas, 3.92%, 09/05/07	1,600
5,995	Sub Series C-5, GO, VRDO, LOC: Bank of New York, 3.87%, 09/05/07	5,995
2,000	Sub Series F-3, GO, VRDO, LOC: Royal Bank of Scotland, 3.94%, 09/06/07	2,000
17,900	Sub Series G-2, GO, VRDO, LIQ: Bank of Nova Scotia, 3.92%, 09/05/07	17,900
13,285	Sub Series H-2, GO, VRDO, LOC: Bank of New York, 3.87%, 09/05/07	13,285
6,495	Sub Series H-2, GO, VRDO, LOC: Bank of Nova Scotia, 3.92%, 09/05/07	6,495
3,620	Sub Series H-3, GO, VRDO, LOC: Bank of New York, 3.88%, 09/05/07	3,620
100	Sub Series H-4, GO, VRDO, AMBAC, 3.88%, 09/05/07	100
6,200	Sub Series H-6, GO, VRDO, MBIA, 3.86%, 09/05/07	6,200
6,900	New York City Housing Development Corp., Series A, Rev., VRDO, LIQ: FNMA, 3.92%, 09/05/07	6,900
10,300	New York City Housing Development Corp., 90 West Street, Series A, Rev., VRDO, LIQ: FNMA, 3.91%, 09/05/07	10,300
3,400	New York City Housing Development Corp., 100 Jane Street Development, Series A, AMT, Rev., VRDO, LIQ: FNMA, 3.92%, 09/05/07	3,400
5,000	New York City Housing Development Corp., 201 Pearl Street Development, Series A, Rev., VRDO, LIQ: FNMA, 3.91%, 09/05/07	5,000
200	New York City Housing Development Corp., Brittany Development, Series A, Rev., VRDO, LIQ: FNMA, 3.92%, 09/05/07	200
3,700	New York City Housing Development Corp., Brookhaven Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 3.94%, 09/05/07	3,700
5,700	New York City Housing Development Corp., Carnegie Park, Series A, Rev., VRDO, LIQ: FNMA, 3.94%, 09/05/07	5,700
2,750	New York City Housing Development Corp., Chelsea Arms, Series A, Rev, VRDO, LIQ: FNMA, 3.95%, 09/05/07	2,750
200	New York City Housing Development Corp., Lyric Development, Series A, Rev., VRDO, LIQ: FNMA, 3.94%, 09/05/07	200
1,900	New York City Housing Development Corp., Mortgage-55 Pierrepont Development, Series A, Rev., VRDO, LOC: Allied Irish Bank plc, 3.93%, 09/05/07	1,900
2,000	New York City Housing Development Corp., Mortgage-155 West 21st Street, AMT, Series A, Rev., VRDO, LOC: Bank of New York, 3.97%, 09/05/07	2,000
5,300	New York City Housing Development Corp., Mortgage-Ogden Ave Apartments, Series A, Rev., VRDO, LOC: Bank of America N.A., 3.92%, 09/05/07	5,300
2,215	New York City Housing Development Corp., Mortgage-Parkview Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 3.97%, 09/05/07	2,215
8,800	New York City Housing Development Corp., Mortgage-Thessalonica Court, Series A, Rev., VRDO, LOC: Citibank N.A., 3.94%, 09/05/07	8,800
3,200	New York City Housing Development Corp., Multi-Family Housing, Columbus Apartments, Series A, Rev., VRDO, LIQ: FNMA, 3.94%, 09/05/07	3,200
300	New York City Housing Development Corp., Multi-Family Rental Housing, Tribeca Tower, Series A, Rev., VRDO, LIQ: FNMA, 4.04%, 09/05/07	300
4,900	New York City Housing Development Corp, Progress of Peoples Development, Series A, Rev., VRDO, LIQ: FNMA, 3.97%, 09/05/07	4,900
5,000	New York City Housing Development Corp., Susan’s Court, Series A, Rev., VRDO, FNMA, LOC: Citibank N.A., 3.95%, 09/05/07	5,000
8,750	New York City Housing Development Corp., The Dorado Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 3.92%, 09/05/07	8,750
3,300	New York City Housing Development Corp., West 43rd Street Development, Series A, Rev., AMT, VRDO, LIQ: FNMA, 3.92%, 09/05/07	3,300
10,000	New York City Housing Development Corp., West 61st Street Apartments, Series A, Rev., VRDO, LOC: HSBC Bank USA N.A., 3.97%, 09/05/07	10,000
2,400	New York City Housing Development Corp., West 89th Street Development, Series A, Rev., VRDO, LOC: FNMA, 4.04%, 09/05/07	2,400
9,900	New York City Housing Development Corp., White Plains Apartment, Series A, Rev., VRDO, LOC: Bank of America N.A., 3.92%, 09/05/07	9,900

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
2,000	New York City Industrial Development Agency, Abraham Joshua Heschel Project, Rev., VRDO, LOC: Allied Irish Bank plc, 3.99%, 09/06/07	2,000
3,115	New York City Industrial Development Agency, Allen Steveson School, Rev., VRDO, LOC: Allied Irish Bank plc, 3.98%, 09/06/07	3,115
870	New York City Industrial Development Agency, American Society Technion Project, Rev., VRDO, LIQ: Allies Irish Bank plc, 3.87%, 09/05/07	870
2,390	New York City Industrial Development Agency, Brooklyn United Methodist Project, Rev., VRDO, LOC: Bank of New York, 3.98%, 09/06/07	2,390
13,000	New York City Industrial Development Agency, Civic Facilities, Columbia Grammar & Prep School, Rev., VRDO, LOC: Allied Irish Bank plc, 3.98%, 09/06/07	13,000
9,000	New York City Industrial Development Agency, Grace Church School Project, Rev., VRDO, LOC: Wachovia Bank N.A., 3.93%, 09/06/07	9,000
3,010	New York City Industrial Development Agency, Hewitt School Project, Rev., VRDO, LOC: Allied Irish Bank plc, 3.98%, 09/06/07	3,010
9,400	New York City Industrial Development Agency, Korean Air Lines Co., Series A, Rev., VRDO, LOC: HSBC Bank USA N.A., 3.95%, 09/05/07	9,400
6,000	New York City Industrial Development Agency, Liberty, 1 Bryant Park LLC, Series A, Rev., VRDO, LOC: Bank of America, N.A., 3.98%, 09/05/07	6,000
25,800	New York City Industrial Development Agency, Liberty Facilities Hanson Office, Rev., VRDO, LOC: ING Bank N.V., 3.98%, 09/06/07	25,800
580	New York City Industrial Development Agency, Municipal Securities Trust Receipts, Series SGA-110, Rev., VRDO, LIQ: Societe Generale, 3.97%, 09/05/07	580
5,000	New York City Industrial Development Agency, New York Congregational Nursing, Series A, Rev., VRDO, LOC: HSBC Bank USA, 3.95%, 09/06/07	5,000
1,065	New York City Industrial Development Agency, Plaza Packaging Project, Rev., VRDO, LOC: Bank of New York, 4.15%, 09/06/07	1,065
	New York City, Municipal Securities Trust Receipts,
680	Series SG-109, GO, VRDO, LIQ: Societe Generale, 4.05%, 09/05/07	680
510	Series SGA-51, GO, VRDO, AMBAC, 3.97%, 09/05/07	510
390	Series SGB-36, GO, VRDO, AMBAC, LIQ: Societe Generale, 3.99%, 09/06/07	390
	New York City, Municipal Water Finance Authority,
18,015	ROCS-RR-II-R-385, Rev., VRDO, MBIA, LIQ: Citibank N.A., 3.75%, 09/06/07	18,015
8,410	Series PA-447, Rev., VRDO, FGIC-TCRS, 4.01%, 09/05/07	8,410
6,495	Series PA-900, Rev., VRDO, 4.02%, 09/05/07	6,495
2,900	Series PA-1076, Rev., VRDO, 4.02%, 09/05/07	2,900
5,900	Sub Series C-2, Rev., VRDO, 3.88%, 09/06/07	5,900
6,700	Sub Series F-1, Rev., VRDO, 3.88%, 09/05/07	6,700
4,900	New York City Transit Authority/Metropolitan Transportation Authority/Triborough Bridge & Tunnel, Floating Rate Trust Receipts, Series PMD-10, COP, VRDO, AMBAC, 3.98%, 09/06/07	4,900
	New York City Transitional Finance Authority,
4,885	ROCS-RR-II-R-4052, Rev., VRDO, LIQ: Citigroup Financial Products, 4.05%, 09/06/07	4,885
5,415	Series R-10088, Rev., VRDO, LIQ: Citibank N.A., 4.08%, 09/06/07	5,415
9,570	Sub Series 2-B, Rev., VRDO, LIQ: Dexia Credit Local, 4.05%, 09/05/07	9,570
10,030	Sub Series 2-D, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 3.90%, 09/05/07	10,030
2,715	Sub Series 2-E, Rev., VRDO, 3.82%, 09/05/07	2,715
600	New York City Transitional Finance Authority, Future Tax Secured, Series A-2, Rev., VRDO, 3.91%, 09/05/07	600
	New York City Transitional Finance Authority, New York City Recovery,
2,900	Sub Series 3-C, Rev., VRDO, 3.82%, 09/05/07	2,900
5,000	Sub Series 3-D, Rev., VRDO, 3.82%, 09/05/07	5,000
2,300	New York City Trust for Cultural Resources, Series 162, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Dean Witter, 4.04%, 09/05/07	2,300
1,600	New York City Trust for Cultural Resources, Alvin Ailey Dance Foundation, Rev., VRDO, LOC: Citibank N.A., 3.87%, 09/05/07	1,600
10,000	New York Convention Center Operating Corp., Series 1007, Rev., VRDO, AMBAC, 4.00%, 09/06/07	10,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   19

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
	New York Local Government Assistance Corp.,
11,679	Series C, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 3.85%, 09/05/07	11,679
4,200	Series D, Rev., VRDO, LOC: Societe Generale, 3.87%, 09/05/07	4,200
8,150	Series F, Rev., VRDO, LOC: Societe Generale, 3.94%, 09/05/07	8,150
8,700	Series G, Rev., VRDO, LOC: Bank of Nova Scotia, 3.86%, 09/05/07	8,700
	New York Local Government Assistance Corp., Floating Rate Receipts,
1,195	Series SG-99, Rev., VRDO, AMBAC, 3.99%, 09/05/07	1,195
120	Series SG-100, Rev., VRDO, MBIA-IBC, 3.99%, 09/05/07	120
13,150	New York Local Government Assistance Corp., Sub Lien, Series A-6V, Rev., VRDO, FSA, 3.85%, 09/05/07	13,150
12,400	New York Mortgage Agency, Homeowner Mortgage, Series 122, Rev., VRDO, 4.04%, 09/05/07	12,400
	New York State Dormitory Authority,
3,810	Series 1143, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 4.04%, 09/06/07	3,809
7,084	Series 1158, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 4.04%, 09/06/07	7,084
4,415	Series PA-409, Rev., VRDO, AMBAC, FHA, 4.01%, 09/05/07	4,415
3,545	Series PA-449, Rev., VRDO, FSA, 4.01%, 09/05/07	3,545
670	Series PA-541, Rev., VRDO, AMBAC, FHA, 4.01%, 09/05/07	670
5,655	Series PT-1447, Rev., VRDO, MBIA, 4.01%, 09/05/07	5,655
10,835	Series PT-1621, Rev., VRDO, MBIA, 4.01%, 09/05/07	10,835
7,905	Series PT-2240, Rev., VRDO, FSA, 4.05%, 09/05/07	7,905
	New York State Dormitory Authority, Mental Health Services,
9,540	Series F-2C, FSA, 4.05%, 09/06/07	9,540
1,600	Sub Series D-2C, Rev., VRDO, MBIA, 3.90%, 09/06/07	1,600
3,855	Sub Series D-2D, Rev., VRDO, AMBAC, 3.95%, 09/06/07	3,855
10,845	Sub Series D-2E, Rev., VRDO, 3.91%, 09/06/07	10,845
4,000	Sub Series D-2G, Rev, VRDO, 3.91%, 09/06/07	4,000
1,600	Sub Series D-2H, Rev., VRDO, 3.91%, 09/06/07	1,600
5,805	New York State Dormitory Authority, Municipal Securities Trust Receipts, Series SGA-132, Rev., VRDO, LIQ: Societe Generale, 3.97%, 09/05/07	5,805
385	New York State Dormitory Authority, New York Public Library, Series A, Rev., VRDO, MBIA, 3.94%, 09/05/07	385
	New York State Dormitory Authority, Rochester University,
4,800	Series A-1, Rev., VRDO, MBIA, 3.87%, 09/05/07	4,800
5,300	Series B-1, Rev., VRDO, MBIA, 4.10%, 09/05/07	5,300
	New York State Energy Research & Development Authority,
5,100	Series C-1, Rev., VRDO, LOC: Citibank N.A., 3.94%, 09/05/07	5,100
575	Series C-2, Rev., VRDO, LOC: Citibank N.A., 3.95%, 09/05/07	575
	New York State Energy Resources & Development Authority, Orange & Rockland Project,
600	Series A, Rev., VRDO, AMBAC, 3.86%, 09/05/07	600
4,300	Series A, Rev., VRDO, FGIC, LIQ: National Australia Bank, 3.86%, 09/05/07	4,300
10,450	New York State Energy Research & Development Authority, PCR, Series PA-450, Rev., VRDO, AMBAC, 4.01%, 09/05/07	10,450
8,280	New York State Environmental Facilities Corp., ROCS-RR-II-R10120, Rev., VRDO, FSA, LIQ: Citibank N.A., 4.08%, 09/06/07	8,280
13,297	New York State Environmental Facilities Corp., Clean Water & Drinking, Series 731, Rev., VRDO, LIQ: Morgan Stanley Dean Witter, 4.04%, 09/06/07	13,296
	New York State Housing Finance Agency,
12,500	Series C, Rev., VAR, LOC: Dexia Credit Local, 3.91%, 09/05/07	12,500
850	Series D, Rev., VAR, LOC: State Street Bank & Trust Co., 3.91%, 09/05/07	850
1,300	New York State Housing Finance Agency, 10 Liberty Street, Series A, Rev., VRDO, LIQ: FHLMC, 3.94%, 09/05/07	1,300
	New York State Housing Finance Agency, 101 West End,
8,600	Rev., VRDO, LIQ: FNMA, 3.95%, 09/05/07	8,600
1,150	Series 883, Rev., VRDO, LIQ: FNMA, 3.95%, 09/05/07	1,150
7,500	New York State Housing Finance Agency, 150 East 44th Street, Series A, Rev., VRDO, LIQ: FNMA, 3.95%, 09/05/07	7,500

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
2,000	New York State Housing Finance Agency, 240 East 39th Street Housing, Rev., VRDO, 3.92%, 09/05/07	2,000
5,000	New York State Housing Finance Agency, 250 West 93rd Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 3.95%, 09/05/07	5,000
10,400	New York State Housing Finance Agency, 345 East 94th Street Housing, Series A, Rev., VRDO, LIQ: FHLMC, 3.94%, 09/05/07	10,400
6,800	New York State Housing Finance Agency, 350 West 43rd Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 3.95%, 09/05/07	6,800
11,050	New York State Housing Finance Agency, 360 West 43rd Street, Series A, Rev., VRDO, LIQ: FNMA, 3.95%, 09/05/07	11,050
10,000	New York State Housing Finance Agency, 455 West 37th Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 3.97%, 09/05/07	10,000
4,400	New York State Housing Finance Agency, Bennington Hills Housing, Series A, Rev., VRDO, LIQ: FNMA, 3.95%, 09/05/07	4,400
17,100	New York State Housing Finance Agency, East 84th Street, Series A, Rev., VRDO, LIQ: FNMA, 4.04%, 09/05/07	17,100
8,700	New York State Housing Finance Agency, Historic Front Street, Series A, Rev., VRDO, LOC: Bank of New York, 3.88%, 09/05/07	8,700
16,900	New York State Housing Finance Agency, Multi-Family Housing, Series A, Rev., VRDO, LIQ: FNMA, 4.04%, 09/05/07	16,900
4,600	New York State Housing Finance Agency, Multi-Family Housing Secured Mortgage, Series A, Rev., VRDO, LIQ: FHLMC, 3.92%, 09/05/07	4,600
3,300	New York State Housing Finance Agency, Normandie Court I Project, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 3.87%, 09/05/07	3,300
5,085	New York State Housing Finance Agency, Parkledge Apartments, Series A, Rev., VRDO, LIQ: FHLMC, 3.95%, 09/05/07	5,085
6,300	New York State Housing Finance Agency, Service Contract, Series E, Rev., VRDO, LOC: BNP Paribas, 3.91%, 09/05/07	6,300
10,500	New York State Housing Finance Agency, Talleyrand Crescent, Rev., VRDO, LOC: FNMA, 4.00%, 09/05/07	10,500
13,500	New York State Housing Finance Agency, Theater Row, Series A, Rev., VRDO, LIQ: FHLMC, 3.95%, 09/05/07	13,500
3,400	New York State Housing Finance Agency, Tribeca, Series A, Rev., VRDO, LIQ: FNMA, 4.04%, 09/05/07	3,400
9,350	New York State Housing Finance Agency, Union Square South Housing, Rev., VRDO, LIQ: FNMA, 4.04%, 09/05/07	9,350
	New York State Housing Finance Agency, Victory Housing,
15,005	Series 2000-A, Rev., VRDO, LIQ: FHLMC, 3.95%, 09/05/07	15,005
5,000	Series 2001-A, Rev., VRDO, LIQ: FHLMC, 3.95%, 09/05/07	5,000
6,700	New York State Housing Finance Agency, Warren Knolls Apartments, Series A, Rev., VRDO, LIQ: FNMA, 4.04%, 09/05/07	6,700
8,800	New York State Housing Finance Agency, West 23rd Street Housing, Series A, Rev., VRDO, LIQ: FNMA, 3.95%, 09/05/07	8,800
7,700	New York State Housing Finance Agency, West 33rd Street Housing, Series A, Rev., VRDO, LIQ: FNMA, 3.92%, 09/05/07	7,700
5,600	New York State Housing Finance Agency, West 38th Street Housing, Series A, Rev., VRDO, LIQ: FNMA, 3.95%, 09/05/07	5,600
	New York State Housing Finance Agency, Worth Street,
5,700	Series A, Rev., VRDO, LIQ: FNMA, 3.95%, 09/05/07	5,700
11,600	Series A, Rev., VRDO, LIQ: FNMA, 4.04%, 09/05/07	11,600
4,185	New York State Thruway Authority, Series 1194, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 4.04%, 09/06/07	4,185
24,000	New York State Thruway Authority, EAGLE, Series 720053022, Class A, Rev., VRDO, FSA, LIQ: Bayerische Landesbank, 4.02%, 09/06/07	24,000
13,100	New York State Thruway Authority, Floating Rate Receipts, Series SG-121, Rev., VRDO, LIQ: Societe Generale, 3.99%, 09/05/07	13,100
20,000	New York State Urban Development Corp., ROCS-RR-II-R-10011CE, LIQ: Citigroup Financial Products, 4.04%, 09/06/07	20,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   21

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
	New York State Urban Development Corp., State Facilities & Equipment,
12,200	Sub Series A-3-B, Rev., VRDO, CIFG, 3.86%, 09/06/07	12,200
100	Sub Series A-3-C, Rev., VRDO, CIFG, 4.05%, 09/06/07	100
4,995	Niagara Falls Bridge Commission, Series PA-530, Rev., VRDO, FGIC, LIQ: Merrill Lynch Capital Services, 4.05%, 09/05/07	4,995
2,770	Oneida County Industrial Development Agency, Rev., VRDO, LOC: NBT Bank N.A., 4.15%, 09/06/07	2,770
6,820	Oneida County Industrial Development Agency, Industrial Development Campion Home, Rev., VRDO, LOC: Credit Suisse First Boston, 3.96%, 09/06/07	6,820
1,865	Oneida County Industrial Development Agency, Oriskany, VRDO, LOC: NBT Bank N.A., 4.15%, 09/06/07	1,865
4,335	Onondaga County Industrial Development Agency, Albany Molecular Research Project, Rev., VRDO, LOC: Fleet National Bank, 4.00%, 09/05/07	4,335
1,300	Onondaga County Industrial Development Agency, Refunding Solvay Paperboard Project, Rev., VRDO, LOC: Citibank N.A., 4.10%, 09/06/07	1,300
3,800	Onondaga County Industrial Development Agency, Solvay Paperboard Project, Series A, Rev., VRDO, LOC: Citibank N.A., 4.10%, 09/06/07	3,800
3,400	Ontario County Industrial Development Agency, Friends Finger Lakes, Series A, Rev., VRDO, LOC: Citizens Bank N.A., 3.98%, 09/06/07	3,400
15,000	Port Authority of New York & New Jersey, Series 1928, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 4.04%, 09/06/07 (i)	15,000
3,650	Port Chester Industrial Development Agency, 40 Pearl Street, LOC: Bank of New York, 4.05%, 09/06/07	3,650
855	Port Jervis Industrial Development Agency, The Future Home Technical, Inc., Rev., VRDO, LOC: Bank of New York, 4.15%, 09/05/07	855
9,995	Puttable Floating Option Tax-Exempt Receipts, Series PT-4291, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 4.15%, 09/05/07	9,995
3,990	Rockland County Industrial Development Authority, Rev., VRDO, LOC: Bank of New York, 3.98%, 09/05/07	3,990
1,010	Rockland County Industrial Development Authority, Shock Tech, Inc., Project, Rev., VRDO, LOC: Bank of New York, 4.15%, 09/06/07	1,010
1,100	Rockland County Industrial Development Agency, X Products Corp., Project, Rev., VRDO, LOC: Bank of New York, 4.05%, 09/06/07	1,100
18,500	State of New York, Series B, GO, VRDO, LOC: Dexia Credit Local, 3.70%, 09/06/07	18,500
6,335	Suffolk County Industrial Development Agency, Guide Dog Foundation, Inc. Rev., VRDO, LOC: Bank of New York, 3.98%, 09/06/07	6,335
3,000	Suffolk County Water Authority, BAN, Rev., VRDO, 3.86%, 09/05/07	3,000
	Tobacco Settlement Financing Authority,
10,295	ROCS- RR-II-R-1066, Rev., VRDO, AMBAC, LIQ: Citigroup Financial Products, 4.03%, 09/06/07	10,295
7,495	Series 2003, Rev., TOCS, VRDO, 4.03%, 09/06/07	7,495
	Triborough Bridge & Tunnel Authority,
4,150	Series B, Rev., VRDO, 3.91%, 09/05/07	4,150
7,675	Series PA-1080, Rev., VRDO, 4.05%, 09/05/07	7,675
360	Series PA-1090, Rev., VRDO, MBIA-IBC, 4.01%, 09/05/07	360
700	Sub Series 4, Rev., VRDO, 3.94%, 09/06/07	700
14,930	Sub Series B-3, Rev., VRDO, 3.93%, 09/06/07	14,930
7,200	Sub Series CD-RMK, FSA, 3.88%, 09/06/07	7,200
2,500	Triborough Bridge & Tunnel Authority, EAGLE, Series 2003-0004, Class A, Rev., VRDO, FGIC, LIQ: Citibank N.A., 4.03%, 09/06/07	2,500
4,200	Triborough Bridge & Tunnel Authority, General Purpose, Series B, Rev., VRDO, AMBAC, 3.88%, 09/05/07	4,200
4,235	Ulster County Industrial Development Agency, Hunter Panels LLC Project, Series A, Rev., VRDO, LOC: Credit Lyonnaise, 4.00%, 09/05/07	4,235
900	Westchester County Industrial Development Agency, Banksville Independent Fire Company, Series B, Rev., VRDO, LOC: Bank of New York, 4.05%, 09/06/07	900
4,270	Westchester County Industrial Development Agency, Community Housing Innovations, Inc., Rev., VRDO, LOC: Bank of New York, 3.98%, 09/06/07	4,270

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
4,730	Westchester County Industrial Development Agency, Panorama Flight Service Inc. Project, Rev., VRDO, LOC: Bank of New York, 4.05%, 09/05/07	4,730
2,525	Westchester County Industrial Development Agency, The Masters School, Rev., VRDO, LOC: Allied Irish Bank plc, 3.98%, 09/06/07	2,525
2,825	Westchester County Industrial Development Agency, Westhab Community Facilities, Series B, Rev., VRDO, LOC: Bank of New York, 4.05%, 09/06/07	2,825
4,035	Westchester County Industrial Development Agency, Young Women’s Christian Association, Rev., VRDO, LOC: Bank of New York, 3.98%, 09/06/07	4,035
2,695	Yonkers Industrial Development Agency, Ashburn Ave LLC, Series-104, Rev., VRDO, LOC: Keybank N.A., 4.05%, 09/06/07	2,695	>
		1,568,416
	Puerto Rico — 5.0%
29,980	DFA Municipal Trust, Series 03, Rev., VRDO, FSA, LIQ: Depfa Bank plc, 4.00%, 09/06/07	29,980
10,475	Enhanced Return Puttable Floating Option, Series EC-1047, Rev., VRDO, FSA, LIQ: Merrill Lynch Capital Services, 4.01%, 09/05/07	10,475
	Municipal Securities Trust Certificates,
11,945	Series 2000-102, Class A, Rev., AMBAC, VRDO, LIQ: Bear Sterns Capital Markets, 3.98%, 09/06/07 (e)	11,945
300	Series 2000-107, Class A, Rev., VRDO, FSA, LIQ: Bear Stearns Capital Markets, 3.98%, 09/06/07 (e)	300
5,900	Series 3084, Class A, Rev., VRDO, FGIC, LIQ: Bear Stearns Capital Markets, 4.03%, 09/06/07	5,900
11,000	Puerto Rico Aqueduct & Sewer Authority, ROCS-RR-II-R-10001CE, Rev., VRDO, LIQ: Citigroup Financial Products, 4.03%, 09/06/07	11,000
30,000	Puerto Rico Sales Tax Financing Corp., Series 2012, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 4.07%, 09/06/07	30,000
		99,600
	Total Weekly Demand Notes (Cost $1,668,016)	1,668,016
Quarterly Demand Note — 0.7%
	Puerto Rico — 0.7%
14,000	Puerto Rico Electric Power Authority, Series UU-SGB-69, Rev., VRDO, FSA, LIQ: Societe Generale, 3.80%, 10/01/07
	(Cost $14,000)	14,000
	Total Investments — 100.7% (Cost $2,027,847)*	2,027,847
	Liabilities in Excess of Other Assets — (0.7)%	(13,729)
	NET ASSETS — 100.0%	$2,014,118

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   23

JPMorgan Ohio Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — 4.8% (n)
	Ohio — 4.8%
4,000	Cuyahoga County, Cleveland Clinic, LIQ: Bank of America N.A., 3.64%, 09/05/07 (Cost $4,000)	4,000
Daily Demand Notes — 3.9%
	Ohio — 3.9%
2,410	State of Ohio, Solid Waste, BP Exploration & Oil Project, Rev., VRDO, AMT, 4.00%, 09/04/07	2,410
400	State of Ohio, Solid Waste, BP Products North America, Series 2002B-BP, Rev., VRDO, GTY: BP Products North America, 4.00%, 09/04/07	400
420	State of Ohio Water Development Authority, Ohio Edison Co. Project, Series PJ-B, Rev., VRDO, LOC: Wachovia Bank N.A., 4.00%, 09/04/07	420
	Total Daily Demand Notes (Cost $3,230)	3,230
Municipal Notes & Bonds — 13.4%
	Ohio — 13.4%
2,600	City of Mason, Golf Course Acquisition, BAN, GO, 4.25%, 03/13/08	2,608
2,500	Orrville City School District, School Facilities Construction, BAN, GO, 4.38%, 12/13/07	2,504
1,575	Town of Westerville, Electrical System Improvements, GO, 4.50%, 09/20/07	1,576
	University of Cincinnati,
2,400	Series C, BAN, Rev., 4.50%, 01/24/08	2,408
2,000	Series D, BAN, Rev., 3.73%, 10/01/07	2,000
	Total Municipal Notes & Bonds (Cost $11,096)	11,096
Weekly Demand Notes — 77.0%
	Ohio — 75.3%
2,000	ABN AMRO Munitops Certificate Trust, Series 2006-4, GO, VRDO, FSA, LIQ: ABN AMRO Bank N.V., 4.02%, 09/06/07	2,000
1,887	Cincinnati City School District, Series 1511, GO, VRDO, FGIC, LIQ: Rabobank Nederland, 4.05%, 09/06/07	1,887
1,585	City of Cleveland, Apartment System, Series 2006-149, Rev., VRDO, FSA, LIQ: BNP Paribas, 3.84%, 09/04/07	1,585
500	City of Lyndhurst, EDR, Hawken Schools, Series 2002, VRDO, LOC: National City Bank, 4.03%, 09/04/07	500
5,260	City of Sharonville, IDR, Edgcomb Metals Co. Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 3.95%, 09/06/07	5,260
2,000	City of Wooster, IDR, Allen Group, Inc., Series 1985, Rev., VRDO, LOC: Wachovia Bank N.A., 4.02%, 09/05/07	2,000
505	Clipper Tax-Exempt Certificate Trust, Series 2007-21, Rev., VRDO, LIQ: State Street Bank & Trust Co., 4.05%, 09/06/07	505
2,000	Cuyahoga County, Gilmore Academy Project, Rev., VRDO, LOC: Fifth Third Bank, 4.01%, 09/07/07	2,000
2,200	Cuyahoga County, Health Care Facilities, Jennings Center Older Project, Rev., VRDO, LOC: Fifth Third Bank, 4.07%, 09/06/07	2,200
2,885	Cuyahoga County, Hospital Facilities, Series MT-264, Rev., VRDO, GTY: Merrill Lynch Capital Services, 4.05%, 09/04/07	2,885
1,040	Franklin County, Multi-Family Housing, Ashton Square Apartments Project, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 4.00%, 09/06/07	1,040
650	Franklin County, OhioHealth Corp., Rev., VRDO, AMBAC, LIQ: Landesbank Hessen-Thueringen, 3.91%, 09/05/07	650
1,600	Hamilton County, Ohio Sales Tax, Series 1820, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 4.05%, 09/06/07	1,600
1,040	Huron County, EDR, Norwalk Furniture Project, Rev., VRDO, LOC: Comerica Bank, 4.11%, 09/06/07	1,040
1,000	Jackson Local School District, Stark & Summit Counties, Merlots, Series C-18, GO, VRDO, XLCA, 4.02%, 09/05/07	1,000
720	Lake County, Pressure Technology, Inc., Series 2002, Rev., VRDO, AMT, LOC: Wachovia Bank N.A., 4.12%, 09/06/07	720
335	Mahoning County, Forum Health Obligation Group, Series 2002-B, Rev., VRDO, LOC: Fifth Third Bank, 4.04%, 09/06/07	335
3,000	Middletown Hospital Facilities, Series MT-239, Rev., VRDO, GTY: Merrill Lynch Capital Services, 4.12%, 09/04/07	3,000
925	Montgomery County, Cambridge Commons Apartments, Series A, Rev., VRDO, LOC: FHLB, 4.00%, 09/06/07	925
4,653	Montgomery County, Pedcor Lyons Gate Project, Series A, Rev., VRDO, AMT, LOC: FHLB, 4.06%, 09/06/07	4,653
4,000	Ohio Air Quality Development Authority, Edison Project, Series 1219, Rev., VRDO, FGIC, LIQ: Morgan Stanley Municipal Funding, 4.05%, 09/06/07	4,000

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Ohio — Continued
3,615	Ohio Air Quality Development Authority, Pollution Control, FirstEnergy, Series A, Rev., VRDO, LOC: Barclays Bank plc, 3.92%, 09/06/07	3,615
	Ohio Housing Finance Agency, Merlots,
1,045	Series A34, Rev., VRDO, FHLB, LIQ: Wachovia Bank N.A., 4.07%, 09/05/07	1,045
1,310	Series A78, Rev., VRDO, GNMA COLL, LIQ: Wachovia Bank N.A., 4.07%, 09/05/07	1,310
	Ohio Housing Finance Agency, Residential Mortgage Backed,
2,500	Series B, Rev., VRDO, AMT, LIQ: Citibank N.A., 3.98%, 09/05/07	2,500
1,000	Series F, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 3.94%, 09/04/07	1,000
2,160	Series F, Rev., VRDO, AMT, GNMA/FNMA, LIQ: Citibank N.A., 3.94%, 09/04/07	2,160
1,570	Ohio State Higher Educational Facilitiy Commission, John Carroll, Series A, Rev., VRDO, LOC: Allied Irish Bank plc, 4.03%, 09/06/07	1,570
2,000	Ohio State Water Development Authority, FirstEnergy Project, Series B, Rev., VRDO, AMT, LOC: Barclays Bank plc, 4.01%, 09/05/07	2,000
1,165	Ohio State Water Development Authority, Pure Water, Series 1118, Rev., VRDO, LIQ: Rabobank Nederland, 4.05%, 09/06/07	1,165
1,005	State of Ohio, Higher Education Facilities, Series 1600, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 4.05%, 09/06/07	1,005
2,525	Tuscarawas County, Hospital Facilities, Series MT-103, Rev., VRDO, LOC: Lloyds TSB Bank plc, 4.05%, 09/04/07	2,525
862	Warren County Health Care Facilities, Otterbein Homes Project, Series B, Rev., VRDO, LOC: Fifth Third Bank, 4.08%, 09/06/07	862
1,775	Warren County, Ralph J. Stolle Countryside, Series 1985, Rev., VRDO, LOC: Fifth Third Bank, 4.01%, 09/07/07	1,775
		62,317
	Puerto Rico — 1.7%
1,415	Puerto Rico Highway & Transportation Authority, Macon Trust, Series M, Rev., VRDO, FGIC, LIQ: Bank of America, 3.97%, 09/06/07	1,415
	Total Weekly Demand Notes (Cost $63,732)	63,732
	Total Investments — 99.1% (Cost $82,058)*	82,058
	Other Assets in Excess of Liabilities — 0.9%	729
	NET ASSETS — 100.0%	$82,787

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   25

JPMorgan Money Market Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

ABBREVIATIONS:

*—	The cost of securities is substantially the same for federal income tax purposes.

(e)—	Security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(n)—	The rate shown is the effective yield at the date of purchase.

(p)—	Security is prerefunded or escrowed to maturity.

(t)—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.

AMBAC—	American Municipal Bond Assurance Corp.

AMT—	Alternative Minimum Tax Paper

BAN—	Bond Anticipation Notes

CIFG—	CDC IXIS Financial Guarantee

CNTY—	County

COLL—	Collateral

COP—	Certificates of Participation

CR—	Custodial Receipts

EAGLE—	Earnings of accrual generated on local tax-exempt securities

EDC—	Economic Development Corporation

EDR—	Economic Development Revenue

FGIC—	Financial Guaranty Insurance Co.

FHA—	Federal Housing Administration

FHLB—	Federal Home Loan Bank

FHLMC—	Federal Home Loan Mortgage Corporation

FNMA—	Federal National Mortgage Association

FSA—	Financial Security Assurance

GNMA—	Government National Mortgage Association

GO—	General Obligation

GTD—	Guaranteed

GTY—	Guaranty

ICR—	Insured Custodial Receipts

IDA—	Industrial Development Authority

IBC—	Insured Bond Certificates

IDR—	Industrial Development Revenue

LIQ—	Liquidity Agreement

LOC—	Letter of Credit

MBIA—	Municipal Bond Insurance Association

Merlots—	Municipal Exempt Receipts Liquidity Optional Tender

PCR—	Pollution Control Revenue

Q-SBLF—	Qualified School Board Loan Fund

RAN—	Revenue Anticipation Note

Rev.—	Revenue Bond

SAAN—	Student Aid Anticipation Notes

STARS—	Short-Term Adjustable Rates

TAN—	Tax Anticipation Note

TCRS—	Transferable Custodial Receipts

TICS—	Tenants in Common

TOCS—	Tender Options Certificates

TRAN—	Tax & Revenue Anticipation Note

VAR—	Variable Rate. The interest rate shown is the rate in effect as of August 31, 2007.

VRDO—	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2007.

XLCA—	XL Capital Assurance

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2007 (Unaudited)

(Amounts in thousands, except per share amounts)

	California Municipal Money Market Fund	Michigan Municipal Money Market Fund		New York Municipal Money Market Fund	Ohio Municipal Money Market Fund
ASSETS:
Investments at value	$1,087,002	$129,165		$2,027,847	$82,058
Cash	9	4		79	2
Receivables:
Fund shares sold	—	—	(a)	2	3
Interest and dividends	7,526	999		11,996	795
Prepaid expenses and other assets	—	—	(a)	—	—	(a)
Total Assets	1,094,537	130,168		2,039,924	82,858

LIABILITIES:
Payables:
Dividends	180	16		1,347	1
Investment securities purchased	250	—		23,000	—
Accrued liabilities:
Investment advisory fees	76	9		140	6
Administration fees	50	6		127	4
Shareholder servicing fees	231	27		497	17
Distribution fees	515	7		423	15
Custodian and accounting fees	18	4		18	6
Trustees’ and Chief Compliance Officer’s fees	3	—	(a)	50	—	(a)
Other	58	28		204	22
Total Liabilities	1,381	97		25,806	71
Net Assets	$1,093,156	$130,071		$2,014,118	$82,787

NET ASSETS:
Paid in capital	$1,093,017	$130,057		$2,013,219	$82,740
Accumulated undistributed (distributions in excess of) net investment income	92	13		684	49
Accumulated net realized gains (losses)	47	1		215	(2)
Total Net Assets	$1,093,156	$130,071		$2,014,118	$82,787
Net Assets:
Morgan	$119,871	$29,232		$1,124,047	$22,429
Premier	—	78,911		—	3,897
Reserve	—	21,928		442,260	56,461
E*Trade	973,285	—		447,811	—
Total	$1,093,156	$130,071		$2,014,118	$82,787
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Morgan	119,884	29,230		1,123,354	22,424
Premier	—	78,897		—	3,891
Reserve	—	21,941		442,183	56,402
E*Trade	973,145	—		447,760	—
Net asset value offering and redemption price per share (all shares)	$1.00	$1.00		$1.00	$1.00

Cost of investments	$1,087,002	$129,165		$2,027,847	$82,058

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   27

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2007 (Unaudited)

(Amounts in thousands)

	California Municipal Money Market Fund	Michigan Municipal Money Market Fund		New York Municipal Money Market Fund	Ohio Municipal Money Market Fund
INVESTMENT INCOME:
Interest income	$20,506	$4,099		$38,636	$2,412

EXPENSES:
Investment advisory fees	444	87		837	52
Administration fees	439	87		827	51
Distribution fees:
Morgan	66	25		618	15
Reserve	—	27		517	83
E*Trade	2,940	—		1,328	—
Shareholder servicing fees:
Morgan	230	87		2,163	52
Premier	—	220		—	51
Reserve	—	33		620	99
E*Trade	1,470	—		664	—
Custodian and accounting fees	31	9		33	9
Professional fees	36	24		39	21
Trustees’ and Chief Compliance Officer’s fees	6	1		13	1
Printing and mailing costs	112	17		115	16
Registration and filing fees	11	13		6	8
Transfer agent fees	5	11		89	7
Interest expense	2	—	(a)	1	—
Other	— (a)	6		6	4
Total expenses	5,792	647		7,876	469
Less amounts waived	(518)	(91)		(560)	(74)
Less earnings credits	(11)	(2)		(9)	—	(a)
Less reimbursements for legal matters	—	—	(a)	—	—	(a)
Net expenses	5,263	554		7,307	395
Net investment income (loss)	15,243	3,545		31,329	2,017

REALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	52	1		61	—
Change in net assets resulting from operations	$15,295	$3,546		$31,390	$2,017

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,243	$17,089	$3,545	$7,041
Net realized gain (loss)	52	120	1	14
Change in net assets resulting from operations	15,295	17,209	3,546	7,055

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(2,064)	(1,861)	(792)	(1,574)
Premier
From net investment income	—	—	(2,425)	(4,911)
Reserve
From net investment income	—	—	(331)	(557)
E*Trade
From net investment income	(13,184)	(15,233)	—	—
Total distributions to shareholders	(15,248)	(17,094)	(3,548)	(7,042)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	53,224	924,534	(137,472)	81,122

NET ASSETS:
Change in net assets	53,271	924,649	(137,474)	81,135
Beginning of period	1,039,885	115,236	267,545	186,410
End of period	$1,093,156	$1,039,885	$130,071	$267,545
Accumulated undistributed (distributions in excess of) net investment income	$92	$97	$13	$16

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   29

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$31,329	$46,739	$2,017	$4,029
Net realized gain (loss)	61	179	—	14
Change in net assets resulting from operations	31,390	46,918	2,017	4,043

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(19,149)	(33,926)	(464)	(775)
From net realized gains	—	—	— (a)	—
Premier
From net investment income	—	—	(560)	(1,286)
From net realized gains	—	—	(1)	—
Reserve
From net investment income	(6,200)	(5,422)	(1,002)	(1,969)
From net realized gains	—	—	(1)	—
E*Trade
From net investment income	(5,961)	(7,389)	—	—
Total distributions to shareholders	(31,310)	(46,737)	(2,028)	(4,030)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	185,707	469,842	(53,462)	(8,336)

NET ASSETS:
Change in net assets	185,787	470,023	(53,473)	(8,323)
Beginning of period	1,828,331	1,358,308	136,260	144,583
End of period	$2,014,118	$1,828,331	$82,787	$136,260
Accumulated undistributed (distributions in excess of) net investment income	$684	$665	$49	$58

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$365,427	$401,208	$71,985	$190,820
Dividends and distributions reinvested	1,040	842	787	1,559
Cost of shares redeemed	(337,648)	(356,040)	(104,484)	(163,017)
Change in net assets from Morgan capital transactions	$28,819	$46,010	$(31,712)	$29,362
Premier
Proceeds from shares issued	$—	$—	$135,055	$263,823
Dividends and distributions reinvested	—	—	981	1,338
Cost of shares redeemed	—	—	(234,822)	(223,168)
Change in net assets from Premier capital transactions	$—	$—	$(98,786)	$41,993
Reserve
Proceeds from shares issued	$—	$—	$52,912	$120,508
Dividends and distributions reinvested	—	—	332	556
Cost of shares redeemed	—	—	(60,218)	(111,297)
Change in net assets from Reserve capital transactions	$—	$—	$(6,974)	$9,767
E*Trade
Proceeds from shares issued	$253,486	$1,087,309	$—	$—
Dividends and distributions reinvested	13,184	15,233	—	—
Cost of shares redeemed	(242,265)	(224,018)	—	—
Change in net assets from E*Trade capital transactions	$24,405	$878,524	$—	$—
Total change in net assets from capital transactions	$53,224	$924,534	$(137,472)	$81,122

SHARE TRANSACTIONS:
Morgan
Issued	365,427	401,208	71,985	190,820
Reinvested	1,040	842	787	1,559
Redeemed	(337,648)	(356,040)	(104,484)	(163,017)
Change in Morgan Shares	28,819	46,010	(31,712)	29,362
Premier
Issued	—	—	135,055	263,823
Reinvested	—	—	981	1,338
Redeemed	—	—	(234,822)	(223,168)
Change in Premier Shares	—	—	(98,786)	41,993
Reserve
Issued	—	—	52,912	120,508
Reinvested	—	—	332	556
Redeemed	—	—	(60,218)	(111,297)
Change in Reserve Shares	—	—	(6,974)	9,767
E*Trade
Issued	253,486	1,087,309	—	—
Reinvested	13,184	15,233	—	—
Redeemed	(242,265)	(224,018)	—	—
Change in E*Trade Shares	24,405	878,524	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   31

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$2,090,535	$6,098,286	$47,248	$142,217
Dividends and distributions reinvested	16,150	27,598	465	775
Cost of shares redeemed	(2,186,700)	(6,019,950)	(58,699)	(136,114)
Change in net assets from Morgan capital transactions	$(80,015)	$105,934	$(10,986)	$6,878
Premier
Proceeds from shares issued	$—	$—	$62,153	$105,619
Dividends and distributions reinvested	—	—	87	24
Cost of shares redeemed	—	—	(91,329)	(111,422)
Change in net assets from Premier capital transactions	$—	$—	$(29,089)	$(5,779)
Reserve
Proceeds from shares issued	$49,522,460	$23,430,950	$95,877	$258,927
Dividends and distributions reinvested	386	2,531	1,002	1,970
Cost of shares redeemed	(49,275,233)	(23,416,906)	(110,266)	(270,332)
Change in net assets from Reserve capital transactions	$247,613	$16,575	$(13,387)	$(9,435)
E*Trade
Proceeds from shares issued	$179,453	$486,070	$—	$—
Dividends and distributions reinvested	5,961	7,389	—	—
Cost of shares redeemed	(167,305)	(146,126)	—	—
Change in net assets from E*Trade capital transactions	$18,109	$347,333	$—	$—
Total change in net assets from capital transactions	$185,707	$469,842	$(53,462)	$(8,336)

SHARE TRANSACTIONS:
Morgan
Issued	2,090,535	6,098,286	47,243	142,217
Reinvested	16,150	27,598	465	775
Redeemed	(2,186,700)	(6,019,950)	(58,699)	(136,114)
Change in Morgan Shares	(80,015)	105,934	(10,991)	6,878
Premier
Issued	—	—	62,153	105,619
Reinvested	—	—	87	24
Redeemed	—	—	(91,311)	(111,422)
Change in Premier Shares	—	—	(29,071)	(5,779)
Reserve
Issued	49,522,460	23,430,950	95,864	258,927
Reinvested	386	2,531	1,002	1,970
Redeemed	(49,275,233)	(23,416,906)	(110,266)	(270,332)
Change in Reserve Shares	247,613	16,575	(13,400)	(9,435)
E*Trade
Issued	179,453	486,070	—	—
Reinvested	5,961	7,389	—	—
Redeemed	(167,305)	(146,126)	—	—
Change in E*Trade Shares	18,109	347,333	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   33

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Morgan

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains
California Municipal Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	$1.00	$0.02		$—	(f)	$0.02		$(0.02)	$—
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)	—
September 1, 2005 to February 28, 2006 (c)	1.00	0.01		—	(f)	0.01		(0.01)	—
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	—
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)	—

Michigan Municipal Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.02		—	(f)	0.02		(0.02)	—
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)	—
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)	—
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—		0.01		(0.01)	—

New York Municipal Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.02		—	(f)	0.02		(0.02)	—
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)	—
September 1, 2005 to February 28, 2006 (c)	1.00	0.01		—	(f)	0.01		(0.01)	—
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)	—

Ohio Municipal Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.02		—	(f)	0.02		(0.02)	—	(f)
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)	—
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)	—
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year from August 31 to the last day of February.

(d)	The Fund changed its fiscal year from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Total distributions	Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
$ (0.02)	$1.00	1.59%	$119,871	0.55%	3.14%	0.65%
(0.03)	1.00	2.99	91,046	0.55	2.96	0.65
(0.01)	1.00	1.16	45,020	0.55	2.28	0.68
(0.02)	1.00	1.47	217,166	0.55	1.49	0.70
(0.01)	1.00	0.51	154,326	0.55	0.51	0.80
(0.01)	1.00	0.72	149,147	0.55	0.72	0.73
(0.01)	1.00	1.13	163,071	0.55	1.05	0.76

(0.02)	1.00	1.61	29,232	0.59	3.17	0.68
(0.03)	1.00	3.02	60,944	0.59	3.00	0.67
(0.01)	1.00	1.47	31,580	0.59	2.27	0.69
(0.01)	1.00	0.64	7,803	0.59	1.81	0.70

(0.02)	1.00	1.57	1,124,047	0.59	3.10	0.64
(0.03)	1.00	2.97	1,204,017	0.59	2.93	0.65
(0.01)	1.00	1.14	1,097,957	0.59	2.27	0.64
(0.02)	1.00	1.42	1,485,743	0.59	1.40	0.67
—(f)	1.00	0.48	1,540,274	0.59	0.48	0.70
(0.01)	1.00	0.72	1,662,000	0.59	0.72	0.69
(0.01)	1.00	1.20	2,123,000	0.59	1.17	0.69

(0.02)	1.00	1.60	22,429	0.59	3.13	0.71
(0.03)	1.00	2.99	33,418	0.59	2.95	0.70
(0.01)	1.00	1.46	26,537	0.59	2.34	0.72
(0.01)	1.00	0.63	1,891	0.59	1.80	0.72

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   35

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Premier

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains
Michigan Municipal Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	$1.00	$0.02	$—	(d)	$0.02	$(0.02)	$—
Year Ended February 28, 2007	1.00	0.03	—	(d)	0.03	(0.03)	—
July 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(d)	0.02	(0.02)	—
Year Ended June 30, 2005	1.00	0.01	—		0.01	(0.01)	—
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	—
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)	—
Year Ended June 30, 2002	1.00	0.01	—		0.01	(0.01)	—

Ohio Municipal Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.02	—	(d)	0.02	(0.02)	—	(d)
Year Ended February 28, 2007	1.00	0.03	—	(d)	0.03	(0.03)	—
July 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(d)	0.02	(0.02)	—
Year Ended June 30, 2005	1.00	0.01	—	(d)	0.01	(0.01)	—
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	—
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)	—
Year Ended June 30, 2002	1.00	0.01	—		0.01	(0.01)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year from June 30 to the last day of February.

(d)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Total distributions	Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursement and earning credits
$(0.02)	$1.00	1.68%	$78,911	0.45%	3.31%	0.53%
(0.03)	1.00	3.17	177,698	0.45	3.13	0.52
(0.02)	1.00	1.57	135,695	0.45	2.34	0.54
(0.01)	1.00	1.32	141,695	0.47	1.37	0.56
(0.01)	1.00	0.56	112,753	0.47	0.56	0.55
(0.01)	1.00	0.87	64,146	0.49	0.88	0.57
(0.01)	1.00	1.41	83,008	0.47	1.49	0.55

(0.02)	1.00	1.67	3,897	0.45	3.29	0.56
(0.03)	1.00	3.14	32,989	0.45	3.09	0.55
(0.02)	1.00	1.55	38,765	0.45	2.32	0.57
(0.01)	1.00	1.40	44,469	0.46	1.36	0.52
(0.01)	1.00	0.56	46,968	0.47	0.55	0.50
(0.01)	1.00	0.88	73,757	0.47	0.88	0.50
(0.01)	1.00	1.43	57,338	0.46	1.47	0.50

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   37

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Reserve

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains
Michigan Municipal Money Market Fund (c)
Six Months Ended August 31, 2007 (Unaudited)	$1.00	$0.02		$—	(f)	$0.02		$(0.02)	$—
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)	—
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)	—
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)	—
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)	—
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)	—
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)	—

New York Municipal Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.02		—	(f)	0.02		(0.02)	—
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)	—
September 1, 2005 to February 28, 2006 (e)	1.00	0.01		—	(f)	0.01		(0.01)	—
Year Ended August 31, 2005	1.00	0.01		—		0.01		(0.01)	—
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)	—
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)	—

Ohio Municipal Money Market Fund (c)
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.02		—	(f)	0.02		(0.02)	—	(f)
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)	—
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)	—
Year Ended June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	—
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)	—
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)	—
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Effective February 19, 2005, Class A was renamed Reserve.

(d)	The Fund changed its fiscal year from June 30 to the last day of February.

(e)	The Fund changed its fiscal year from August 31 to the last day of February.

(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Total distributions		Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursement and earning credits
$ (0.02)		$1.00	1.55%	$21,928	0.70%	3.05%	0.78%
(0.03)		1.00	2.91	28,903	0.70	2.89	0.78
(0.01)		1.00	1.40	19,135	0.70	2.06	0.79
(0.01)		1.00	1.14	41,308	0.72	1.10	0.81
—	(f)	1.00	0.31	53,414	0.73	0.31	0.81
(0.01)		1.00	0.62	77,476	0.74	0.62	0.82
(0.01)		1.00	1.16	62,408	0.72	1.21	0.80

(0.02)		1.00	1.52	442,260	0.70	3.00	0.74
(0.03)		1.00	2.86	194,629	0.70	2.82	0.75
(0.01)		1.00	1.09	178,032	0.70	2.19	0.75
(0.01)		1.00	1.27	157,544	0.74	1.26	0.81
—	(f)	1.00	0.28	154,383	0.79	0.28	0.88
(0.01)		1.00	0.52	175,000	0.79	0.50	0.87
(0.01)		1.00	1.00	180,000	0.79	0.85	0.90

(0.02)		1.00	1.54	56,461	0.70	3.02	0.81
(0.03)		1.00	2.88	69,853	0.70	2.84	0.80
(0.01)		1.00	1.38	79,281	0.70	2.09	0.82
(0.01)		1.00	1.14	82,741	0.71	1.17	0.77
—	(f)	1.00	0.30	59,971	0.72	0.30	0.75
(0.01)		1.00	0.63	79,911	0.72	0.62	0.75
(0.01)		1.00	1.17	90,602	0.71	1.17	0.75

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   39

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

E*Trade

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
California Municipal Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	$1.00	$0.01		$—	(e)	$0.01		$(0.01)
Year Ended February 28, 2007	1.00	0.03		—	(e)	0.03		(0.03)
January 17, 2006 (c) to February 28, 2006 (d)	1.00	—	(e)	—	(e)	—	(e)	— (e)

New York Municipal Money Market Fund
Six Months Ended August 31, 2007 (Unaudited)	1.00	0.01		—	(e)	0.01		(0.01)
Year Ended February 28, 2007	1.00	0.03		—	(e)	0.03		(0.03)
January 17, 2006 (c) to February 28, 2006 (d)	1.00	—	(e)	—	(e)	—	(e)	— (e)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Commencement of offering of class of shares.

(d)	The Fund changed its fiscal year from August 31 to the last day of February.

(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

		Ratios/Supplemental data
		Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursement and earning credits
$ 1.00	1.36%	$973,285	1.00%	2.69%	1.10%
1.00	2.53	948,839	1.00	2.53	1.09
1.00	0.25	70,216	1.00	2.10	1.24

1.00	1.37	447,811	1.00	2.69	1.09
1.00	2.55	429,685	1.00	2.56	1.10
1.00	0.24	82,319	1.00	2.08	1.11

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   41

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2007 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 4 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
California Municipal Money Market Fund	Morgan and E*Trade	JPM I
Michigan Municipal Money Market Fund	Morgan, Premier and Reserve	JPM II
New York Municipal Money Market Fund	Morgan, Reserve and E*Trade	JPM I
Ohio Municipal Money Market Fund	Morgan, Premier and Reserve	JPM II

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — The Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the market value and percentage of net assets of illiquid securities as of August 31, 2007 (amounts in thousands):

	Market Value	Percentage
New York Municipal Money Market Fund	$15,000	0.7%

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of a Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

42   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

G. Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

H. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the interpretation did not have an impact to the Funds’ financial statements upon adoption. Management continually reviews the Funds’ tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P.Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the California Municipal Money Market Fund and New York Municipal Money Market Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is 0.08%.

The Funds may invest in one or more money market funds advised by the Advisors or their affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisors or their affiliates.

As of August 31, 2007, there were no waivers/reimbursements resulting from investments in the money market funds.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the JPMorgan Funds Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Morgan Shares, Reserve Shares and E*Trade Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Premier Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Morgan	Reserve	E*Trade
California Municipal Money Market Fund	0.10%	n/a	0.60%
Michigan Municipal Money Market Fund	0.10	0.25%	n/a
New York Municipal Money Market Fund	0.10	0.25	0.60
Ohio Municipal Money Market Fund	0.10	0.25	n/a

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   43

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Morgan	Premier	Reserve	E*Trade
California Municipal Money Market Fund	0.35%	n/a	n/a	0.30%
Michigan Municipal Money Market Fund	0.35	0.30%	0.30%	n/a
New York Municipal Money Market Fund	0.35	n/a	0.30	0.30
Ohio Municipal Money Market Fund	0.35	0.30	0.30	n/a

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Morgan	Premier	Reserve	E*Trade
California Municipal Money Market Fund	0.55%	n/a	n/a	1.00%
Michigan Municipal Money Market Fund	0.59	0.45%	0.70%	n/a
New York Municipal Money Market Fund	0.59	n/a	0.70	1.00
Ohio Municipal Money Market Fund	0.59	0.45	0.70	n/a

The contractual expense limitation agreements were in effect for the six months ended August 31, 2007. The expense limitation percentages in the table above are in place until at least June 30, 2008.

For the six months ended August 31, 2007, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Administration	Shareholder Servicing	Total
California Municipal Money Market Fund	$168	$350	$518
Michigan Municipal Money Market Fund	18	73	91
New York Municipal Money Market Fund	95	465	560
Ohio Municipal Money Market Fund	21	53	74

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party broker/dealers. For the six months ended August 31, 2007, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisors.

44   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2007, or at any time during the six months then ended.

5. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The California Municipal Money Market Fund, Michigan Municipal Money Market Fund, New York Municipal Money Market Fund and Ohio Municipal Money Market Fund primarily invest in issuers in the States of California, Michigan, New York and Ohio, respectively. The issuer’s abilities to meet their obligations may be affected by economic or political developments in a specific state or region.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

6. Legal Matters

On June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors, Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed pursuant to a distribution plan to certain current and former shareholders of funds identified in the distribution plan. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) it managed in the aggregate amount of approximately $8 million annually over a five-year period commencing September 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund related contracts, and (v) conspired to commit unlawful acts.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   45

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees have been dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

JPM II, and any series thereof, will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

46   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	143	None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	143	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	143	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	143
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	143	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	143	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	143	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	143	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	143	Director, American University in Cairo.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   47

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	143	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	143	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	143	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	143
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (143 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

48   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Susan M. Canning (1969), Assistant Secretary (2007)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co.; Ms. Canning has served as an attorney with various titles for JPMorgan Chase & Co. since 1997.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   49

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at March 1, 2007, and continued to hold your shares at the end of the reporting period, August 31, 2007.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, March 1, 2007	Ending Account Value, August 31, 2007	Expenses Paid During March 1, 2007 to August 31, 2007*	Annualized Expense Ratio
California Municipal Money Market Fund
Morgan
Actual	$1,000.00	$1,015.90	$2.79	0.55%
Hypothetical	1,000.00	1,022.43	2.80	0.55
E*Trade
Actual	1,000.00	1,013.60	5.08	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

Michigan Municipal Money Market Fund
Morgan
Actual	1,000.00	1,016.10	3.00	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier
Actual	1,000.00	1,016.80	2.29	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Reserve
Actual	1,000.00	1,015.50	3.56	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70

New York Municipal Money Market Fund
Morgan
Actual	1,000.00	1,015.70	3.00	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59

50   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

	Beginning Account Value, March 1, 2007	Ending Account Value, August 31, 2007	Expenses Paid During March 1, 2007 to August 31, 2007*	Annualized Expense Ratio
Reserve
Actual	$1,000.00	$1,015.20	$3.56	0.70%
Hypothetical	1,000.00	1,021.68	3.57	0.70
E*Trade
Actual	1,000.00	1,013.70	5.08	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

Ohio Municipal Money Market Fund
Morgan
Actual	1,000.00	1,016.00	3.00	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier
Actual	1,000.00	1,016.70	2.29	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Reserve
Actual	1,000.00	1,015.40	3.56	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   51

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2007, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2007.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses.

52   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the California Municipal Money Market Fund and New York Municipal Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to each Fund’s performance is summarized below:

With respect to the Money Market Funds, the Trustees considered the Lipper performance data and other information provided by the Advisor for each of the Money Market Funds. The Trustees noted the generally superior performance of the Funds and recognized that instances of lower performance were directly related to class specific fees and expenses. The Trustees then requested and received information with respect to each Fund’s gross performance against a competitor peer group. In particular, the Trustees reviewed each Fund’s gross performance information for its most recent one-year period. The Trustees concluded that such performance for each Money Market Fund was satisfactory or better.

AUGUST 31, 2007        JPMORGAN MONEY MARKET FUNDS   53

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the California Municipal Money Market Fund’s net advisory fee for the Morgan Class shares was in the first quintile and the actual total expenses for the Morgan Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Michigan Municipal Money Market Fund’s net advisory fee for the Morgan Class shares was in the first quintile and the actual total expenses for the Morgan Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the New York Municipal Money Market Fund’s net advisory fee for the Morgan Class shares was in the first quintile and the actual total expenses for the Morgan Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Ohio Municipal Money Market Fund’s net advisory fee for the Morgan Class shares was in the first quintile and the actual total expenses for the Morgan Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

54   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2007

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by each Fund to its Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. August 2007.	SAN-MMKTST-807

SEMI-ANNUAL REPORT
SIX MONTHS ENDED AUGUST 31, 2007 (UNAUDITED)

JPMorgan Funds

Income

Funds

JPMorgan Core Bond Fund
JPMorgan Core Plus Bond Fund
JPMorgan Government Bond Fund
JPMorgan High Yield Bond Fund
JPMorgan Intermediate Bond Fund
JPMorgan Mortgage-Backed Securities Fund
JPMorgan Short Duration Bond Fund
JPMorgan Treasury & Agency Fund
JPMorgan Ultra Short Duration Bond Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Core Bond Fund	2
JPMorgan Core Plus Bond Fund	4
JPMorgan Government Bond Fund	6
JPMorgan High Yield Bond Fund	8
JPMorgan Intermediate Bond Fund	10
JPMorgan Mortgage-Backed Securities Fund	12
JPMorgan Short Duration Bond Fund	14
JPMorgan Treasury & Agency Fund	16
JPMorgan Ultra Short Duration Bond Fund	18
Schedules of Portfolio Investments	20
Financial Statements	114
Financial Highlights	136
Notes to Financial Statements	156
Trustees	167
Officers	169
Schedule of Shareholder Expenses	170
Board Approval of Investment Advisory Agreements	174

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
SEPTEMBER 12, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for certain of the JPMorgan Income Funds for the six months ended August 31, 2007. Inside, you’ll find in-depth information on some of our income funds.

“Although the spreads of sectors and companies most directly involved in mortgage-related activities and housing saw the widest swings, almost every part of the market experienced volatility.”

Bonds continue to post gains

The bond market rode a wave of changing market sentiment during the six-month period ended August 31, 2007. Despite market volatility, investment-grade investors generally stayed above water, with the Lehman Brothers Aggregate Bond Index returning 1.54% for the six months.

Economic optimism pushes Treasury yields higher

Early in the six-month period, an increase in business spending and inventory rebuilding suggested economic growth would rebound from the first calendar quarter’s tepid pace of 0.6%. These economic indicators helped push Treasury yields higher during the early part of the summer. In addition, yields on spread sectors increased, due to unease regarding credit quality in the leveraged and sub-investment-grade loan markets.

Credit concerns swell

Credit and liquidity concerns mounted throughout the summer months. Reduced liquidity in the markets for non-agency mortgages, high-yield debt and asset-backed securities showed no signs of easing, and remained the dominant theme in the markets.

Given the high degree of uncertainty regarding exposure to the sub-prime mortgage market, lenders in the primary mortgage market adopted a cautious stance, and investors were jolted by a series of unfavorable news releases and strong volatility.

Major dislocations occurred in the commercial paper market, especially for entities issuing asset-backed commercial paper. These dislocations expanded to virtually all sectors of the fixed income markets. Although the spreads of sectors and companies most directly involved in mortgage-related activities and housing saw the widest swings, almost every part of the market experienced volatility. High-yield markets were affected in particular, as investors scaled back their appetites for risk. Issuers not involved in sub-prime mortgage activity or other housing-related businesses continued to report solid financial results, and their securities were less affected.

Volatility and a reduction in risk taking mitigated leveraged buyout (LBO) risk to an extent, and bonds of these companies performed relatively well during August.

The U.S. Treasury market ultimately performed well, despite a strong rebound in second-quarter gross domestic product (GDP) growth to 4.0%. The pace of economic growth took a back seat to credit-market woes, which sparked a “flight to quality” into the U.S. Treasury market. Yields on most Treasuries ended the six-month period lower, with shorter-term securities showing the greatest decline.

Investors anticipate Fed rate cut

Late in the six-month period the Federal Reserve (Fed) reduced the discount rate by 50 basis points, suggesting the Fed views the need to act as a lender of last resort and avert a systemic failure in the financial sector as its main priority.

The Fed did not change its target for the fed funds rate, but it issued a statement strongly suggesting a policy tilt toward an easing bias. Despite these actions, the fixed income markets have continued to be driven by volatility and risk aversion.

Economic outlook remains upbeat

Despite the volatility the financial markets experienced in the final weeks of the period, the economic data released in August continued to support the prospect for solid growth in the third quarter:

•	The unemployment rate remained unchanged at 4.6%.

•	The income and consumption report showed wages and salaries up 7.2% over the prior July, the highest growth rate in this cycle.

•	The July core consumer price index showed a year-over-year increase of 2.2%, unchanged from the previous month, while the core personal consumption expenditures deflator, the Fed’s preferred inflation gauge, remained steady at 1.9%, within the Fed’s inflation “comfort zone.”

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   1

JPMorgan Core Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	June 1, 1991
Fiscal Year End	Last day of February
Net Assets as of 8/31/2007 (In Thousands)	$3,683,007
Primary Benchmark	Lehman Brothers Aggregate Bond Index
Average Credit Quality	AAA
Duration	4.7 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Core Bond Fund, which seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities, returned 1.68%* (Select Class Shares) over the six months ended August 31, 2007, compared to the 1.54% return for the Lehman Brothers Aggregate Bond Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period. Yield curve positioning and security selection contributed to performance. The Fund’s allocation to higher-quality credit was a positive, as lower-rated credit spreads widened considerably, especially near the end of the period. The Fund’s focus on well-structured collateralized mortgage obligations (CMO) also contributed to performance.

On the downside, an underweight in U.S. Treasuries was slightly negative for the Portfolio, as the flight-to-quality rally near the end of the period drove Treasury prices higher. The Fund’s overweight in the financial sector also detracted from performance.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to focus on security selection as our primary strategy. Although recent volatility in the markets led to dramatic spread widening in the credit and mortgage sectors, it provided buying opportunities for the Fund. We selectively added to the Fund’s mortgage pass-through allocation while maintaining a defensive posture in the credit sector. We remained an overweight in mortgage-backed securities (MBS) and asset-backed securities (ABS) and underweight in agency debentures and corporate bonds. In terms of maturity structure, we maintained an overweight in the 0–1 year segment and underweight in the 30-year portion of the yield curve. The Fund’s allocation to cash equivalents remains at the higher end of the typical range, though some cash was allocated into attractively priced MBS.

PORTFOLIO COMPOSITION***

Collateralized Mortgage Obligations	46.7%
U.S. Treasury Obligations	19.8
Corporate Bonds	12.5
Mortgage Pass-Through Securities	9.5
Asset-Backed Securities	1.9
Commercial Mortgage-Backed Securities	1.5
Other (Less than 1.0%)	1.7
Short-Term Investment	6.4

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of August 31, 2007. The Fund’s composition is subject to change.

2   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/1/92
Without Sales Charge		5.18%	4.02%	5.84%
With Sales Charge*		1.25	3.23	5.44
CLASS B SHARES	8/26/96
Without CDSC		4.50	3.33	5.28
With CDSC**		(0.50)	2.98	5.28
CLASS C SHARES	3/22/99
Without CDSC		4.49	3.34	5.18
With CDSC***		3.49	3.34	5.18
R CLASS SHARES	5/15/06	5.60	4.24	6.09
SELECT CLASS SHARES	6/1/91	5.34	4.20	6.07
ULTRA SHARES	2/22/05	5.63	4.32	6.13

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/97 TO 8/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The performance data for periods prior to March 22, 1999, includes the performance of the Pegasus Bond Fund and its predecessor. Returns shown for Class C, R Class and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior class performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. R Class, Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Core Bond Fund, Lehman Brothers Aggregate Bond Index and the Lipper Intermediate U.S. Government Funds Index from August 31, 1997 to August 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Aggregate Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate U.S. Government Funds Index includes expenses associated with a mutual fund, including investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers Aggregate Bond Index is an unmanaged index and represents a mix of maturities. It is a replica (or model) of the U.S. government bond, mortgage-backed securities and corporate bond markets. The Lipper Intermediate U.S. Government Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   3

JPMorgan Core Plus Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	March 5, 1993
Fiscal Year End	Last day of February
Net Assets as of 8/31/2007 (In Thousands)	$885,336
Primary Benchmark	Lehman Brothers Aggregate Bond Index
Average Credit Quality	AA2
Duration	4.8 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Core Plus Bond Fund, which seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities, returned 1.34%* (Select Class Shares) over the six months ended August 31, 2007, compared to the 1.54% return for the Lehman Brothers Aggregate Bond Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. High-quality pass-through bonds suffered due to volatility in July and August. An underweight in U.S. Treasuries was slightly detrimental, as the flight to quality near the end of the period drove Treasury prices higher. An overweight in corporate credits, specifically within the financial sub-sector, also hurt returns due to uncertainty about potential risk exposure that caused spreads to widen more than most other corporate sub-sectors. In addition, exposure to high-yield securities hurt performance when concerns about sub-prime mortgages impacted fixed income sectors in general. Lower-rated securities generally underperformed other sectors in July and August.

On the positive side, an underweight in the long end of the yield curve (20+ years), which steepened during the period, contributed to performance. The Fund also had a better convexity profile than the benchmark, as interest rates fell dramatically in July and August and volatility increased. In addition, security selection in the mortgage-backed securities sector helped returns, as we favored collateralized mortgage obligations with more certain prepayment characteristics than the pass-through securities in the benchmark.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to focus on security selection and relative value as our primary strategy, while keeping duration relatively close to the benchmark. The Fund considered “out of index” sectors, such as high-yield bonds, when the risk versus reward appeared attractive.

Credit spreads were at very tight levels during the first four months of the period but widened considerably in July and August. The spread widening provided a reasonable opportunity to add incrementally to the credit sector. Effective September 15, 2007, some of the Fund’s strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current strategies.

PORTFOLIO COMPOSITION***

Collateralized Mortgage Obligations	35.8%
Corporate Bonds	30.5
U.S. Treasury Obligations	16.3
Mortgage Pass-Through Securities	9.5
Commercial Mortgage-Backed Securities	2.6
Asset-Backed Securities	1.0
Other (Less than 1.0%)	2.5
Short-Term Investment	1.8

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of August 31, 2007. The Fund’s composition is subject to change.

4   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/5/93
Without Sales Charge		4.90%	4.34%	5.43%
With Sales Charge*		0.96	3.54	5.02
CLASS B SHARES	5/31/95
Without CDSC		4.44	3.74	4.87
With CDSC**		(0.56)	3.39	4.87
CLASS C SHARES	5/30/00
Without CDSC		4.34	3.77	4.77
With CDSC***		3.34	3.77	4.77
SELECT CLASS SHARES	3/5/93	5.18	4.62	5.69
ULTRA SHARES	2/22/05	5.41	4.74	5.75

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/97 TO 8/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective September 15, 2007, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current strategies.

The performance data includes the performance of the Pegasus Multi-Sector Bond Fund and its predecessors for the period before its consolidation with JPMorgan Core Plus Bond Fund on March 22, 1999. Returns shown for Class C and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior class performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Core Plus Bond Fund, Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment Grade Funds Index from August 31, 1997 to August 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Aggregate Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Investment Grade Funds Index includes expenses associated with a mutual fund, including investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers Aggregate Bond Index is an unmanaged index and represents a mix of maturities. It is a replica (or model) of the U.S. government bond, mortgage-backed securities and corporate bond markets. The Lipper Intermediate Investment Grade Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   5

JPMorgan Government Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	February 8, 1993
Fiscal Year End	Last day of February
Net Assets as of 8/31/2007 (In Thousands)	$1,098,572
Primary Benchmark	Lehman Brothers Government Bond Index
Average Credit Quality	AAA
Duration	5.4 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Government Bond Fund, which seeks a high level of current income with liquidity and safety of principal, returned 1.70%* (Select Class Shares) over the six months ended August 31, 2007, compared to the 2.64% return for the Lehman Brothers Government Bond Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. An underweight in U.S. Treasuries detracted from performance, as the flight-to-quality trade in the final months of the period drove Treasury performance higher. Yield curve positioning relative to the benchmark also hurt returns. On the positive side, duration positioning relative to the benchmark contributed to performance. The Fund maintained a 5.00–5.25 year duration, which was historically longer than that of the benchmark and, as a result, benefited when rates rallied during the period. Security selection in the agency sector also contributed to relative performance.

Q:	HOW WAS THE FUND MANAGED?

A:	We are value investors who focus on security selection. The majority of our time is spent looking for and analyzing securities, which, if selected, are held over time, resulting typically in a low turnover.

We continued to hold overweights in Treasury STRIPS and mortgages, particularly well-structured collateralized mortgage obligations, and underweights in agency debentures and Treasury notes. In addition, the Fund maintained a duration target of 5.00–5.25 years.

PORTFOLIO COMPOSITION***

Collateralized Mortgage Obligations	48.3%
U.S. Treasury Obligations	26.1
Mortgage Pass-Through Securities	11.8
U.S. Government Agency Securities	11.4
Short-Term Investment	2.4

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of August 31, 2007. The Fund’s composition is subject to change.

6   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/5/93
Without Sales Charge		4.93%	3.72%	5.58%
With Sales Charge*		1.01	2.93	5.18
CLASS B SHARES	1/14/94
Without CDSC		4.19	3.02	5.03
With CDSC**		(0.81)	2.66	5.03
CLASS C SHARES	3/22/99
Without CDSC		4.22	3.02	4.86
With CDSC***		3.22	3.02	4.86
SELECT CLASS SHARES	2/8/93	5.30	3.99	5.85

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/97 TO 8/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class C Shares prior to its inception are based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Government Bond Fund, the Lehman Brothers Government Bond Index and the Lipper General U.S. Government Funds Index from August 31, 1997 to August 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Government Bond Index does not include expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper General U.S. Government Funds Index includes expenses associated with a mutual fund, including investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers Government Bond Index is an unmanaged index and is comprised of the Treasury and Agency Bond Indices, the 1-3 year Government Index and the 20+ year Treasury Index. The Lipper General U.S. Government Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   7

JPMorgan High Yield Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	November 13, 1998
Fiscal Year End	Last day of February
Net Assets as of 8/31/2007 (In Thousands)	$1,355,143
Primary Benchmark	Lehman Brothers U.S. Corporate High Yield — 2% Issuer Capped Index (formerly known as Lehman Brothers High Yield Index, 2% Issuer Constrained Index)
Average Credit Quality	B3
Duration	4.7 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan High Yield Bond Fund, which seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated, returned (1.29)% * (Select Class Shares) over the six months ended August 31, 2007, compared to the (1.71)% return for the Lehman Brothers U.S. Corporate High Yield — 2% Issuer Capped Index (formerly known as Lehman Brothers High Yield Index, 2% Issuer Constrained Index), over the same period. Capital appreciation is a secondary objective.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period. The fixed income markets were generally stable for the first four months of the period. At the end of June and continuing through August, negative headlines and concerns about increasing defaults and foreclosures in the sub-prime mortgage market, coupled with concerns in the credit markets, produced a significant increase in volatility. In addition, liquidity concerns rose in July and August, as investors became jittery and risk averse. An underweight in the home construction and building product sector contributed to performance. The Fund was also supported by issuers created through recent leveraged buy-out (LBO) activity. A diverse combination of securities, consisting of more than 270 companies and approximately 40 industries, allowed the Fund to take specific, targeted credit risk. On the downside, a relative overweight in CCC- and lower-rated issues detracted slightly from returns, as the global credit crunch and liquidity concerns caused a flight to higher-quality securities. The Fund’s holdings in bank loans, which are not included in the benchmark, also hurt returns.

Q:	HOW WAS THE FUND MANAGED?

A:	Our investment strategy was, and continues to be, based upon a credit barbell process that allowed us to take specific credit risk when our analysis indicates a favorable risk-reward opportunity. We added BB-rated credit exposure as attractive investment opportunities presented themselves. We also continued to focus on reducing the credit volatility of the Fund’s lower-rated portion by emphasizing seasoned issuers and reducing exposure to untried issuers.

PORTFOLIO COMPOSITION***

Corporate Bonds	79.9%
Loan Participations & Assignments	12.6
Common Stocks	1.9
Other (Less than 1.0%)	0.4
Short-Term Investment	5.2

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of August 31, 2007. The Fund’s composition is subject to change.

8   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/13/98
Without Sales Charge		7.16%	11.17%	6.20%
With Sales Charge*		3.14	10.31	5.74
CLASS B SHARES	11/13/98
Without CDSC		6.42	10.45	5.58
With CDSC**		1.42	10.18	5.58
CLASS C SHARES	3/22/99
Without CDSC		6.44	10.45	5.53
With CDSC***		5.44	10.45	5.53
R CLASS SHARES	5/15/06	7.53	11.51	6.49
SELECT CLASS SHARES	11/13/98	7.40	11.48	6.48
ULTRA SHARES	2/22/05	7.59	11.52	6.50

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/13/98 TO 8/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 13, 1998. Returns shown for Class C Shares prior to its inception are based on the performance of Class B Shares and historical performance shown for R Class and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. R Class, Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan High Yield Bond Fund, Lehman Brothers U.S. Corporate High Yield — 2% Issuer Capped Index and the Lipper High Current Yield Bond Funds Index from November 13, 1998 to August 31, 2007. The performance for the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers U.S. Corporate High Yield — 2% Issuer Capped Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper High Current Yield Bond Funds Index includes expenses associated with a mutual fund, including investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers U.S. Corporate High Yield — 2% Issuer Capped Index is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The index limits the maximum exposure to any one issuer to 2%. The Lipper High Current Yield Bond Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the Since Inception average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   9

JPMorgan Intermediate Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	June 1, 1991
Fiscal Year End	Last day of February
Net Assets as of 8/31/2007 (In Thousands)	$1,022,784
Primary Benchmark	Lehman Brothers Intermediate Government/Credit Bond Index
Average Credit Quality	AA1
Duration	3.7 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intermediate Bond Fund, which seeks current income consistent with preservation of capital by investing in high- and medium-grade fixed income securities with intermediate maturities, returned 1.74%* (Select Class Shares) over the six months ended August 31, 2007, compared to the 2.19% return for the Lehman Brothers Intermediate Government/Credit Bond Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark during the period due primarily to a sizable underweight in U.S. Treasury securities. Treasuries across the yield curve benefited from the flight to quality that occurred near the end of the period, but our positioning mitigated its impact on the Fund. Yield curve positioning relative to the index was also a slight negative. On the positive side, the Fund’s underweight in the credit sector and allocation to higher-quality credit contributed to performance, as lower-rated credit spreads widened considerably, especially near the end of the period. The Fund’s focus on well-structured collateralized mortgage obligations also contributed to performance.

Q:	HOW WAS THE FUND MANAGED?

A:	We are value investors who focus on security selection. The majority of our time is spent looking for and analyzing securities, which, if selected, are held over time, resulting in a typically low turnover. The Fund’s duration positioning, roughly 3.70 years versus 3.65 years for the benchmark, is consistent with our duration management philosophy of maintaining our duration at ±10% of the benchmark.

PORTFOLIO COMPOSITION***

Collateralized Mortgage Obligations	45.0%
Corporate Bonds	23.5
U.S. Treasury Obligations	20.0
Mortgage Pass-Through Securities	4.4
Asset-Backed Securities	1.7
Commercial Mortgage-Backed Securities	1.6
U.S. Government Agency Securities	1.4
Other (less than 1.0%)	0.6
Short-Term Investment	1.8

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of August 31, 2007. The Fund’s composition is subject to change.

10   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/1/92
Without Sales Charge		4.93%	3.76%	5.39%
With Sales Charge*		1.00	2.98	4.99
CLASS B SHARES	9/23/96
Without CDSC		4.39	3.15	4.84
With CDSC**		(0.61)	2.79	4.84
CLASS C SHARES	3/22/99
Without CDSC		4.30	3.14	4.71
With CDSC***		3.30	3.14	4.71
SELECT CLASS SHARES	6/1/91	5.18	4.01	5.64
ULTRA SHARES	2/22/05	5.37	4.13	5.70

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/97 TO 8/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The performance data for periods prior to March 22, 1999 reflects the performance of the Pegasus Intermediate Bond Fund and its predecessor. Returns shown for Class C and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior performance for C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intermediate Bond Fund, Lehman Brothers Intermediate Government/Credit Bond Index and the Lipper Short-Intermediate U.S. Government Funds Index from August 31, 1997 to August 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Intermediate Government/Credit Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short-Intermediate U.S. Government Funds Index includes expenses associated with a mutual fund, including investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index comprised of U.S. government agency and Treasury securities and investment grade corporate bonds. The Lipper Short-Intermediate U.S. Government Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   11

JPMorgan Mortgage-Backed Securities Fund

FUND COMMENTARY
AS OF AUGUST 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	August 18, 2000
Fiscal Year End	Last day of February
Net Assets as of 08/31/2007 (In Thousands)	$992,055
Primary Benchmark	Lehman Brothers U.S. MBS Index (formerly known as Lehman Brothers Mortgage-Backed Securities Index)
Average Credit Quality	AAA
Duration	4.2 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mortgage-Backed Securities Fund, which seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages, returned 1.81%* (Select Class Shares) over the six months ended August 31, 2007, compared to the 1.62% return for the Lehman Brothers U.S. MBS Index (formerly known as the Lehman Brothers Mortgage-Backed Securities Index) over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period. Security selection in mortgage-backed securities (MBS) contributed to performance, as we favored collateralized mortgage obligations (CMO) with more certain prepayment characteristics versus the pass-through securities in the benchmark. The Fund also benefited from a dramatic increase in interest rate volatility in July and August, providing a better convexity profile than the benchmark. In addition, the Fund’s yield curve positioning helped returns, as it held more longer-duration MBS than the benchmark. Longer-duration MBS generally outperformed shorter-duration securities during the period.

On the downside, high-quality pass-through bonds suffered due to volatility in July and August. Additionally, the Fund maintained a slightly longer-duration profile versus the benchmark for the first four months of the period which detracted slightly as rates generally increased in these four months. The Fund also maintained less negative convexity and less yield than the benchmark, which hurt returns during the first four months of the period as the fixed income markets were generally stable. Lastly, security selection was slightly negative in the first four months as pass-through bonds outperformed CMOs.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to focus on security selection and relative value as our primary strategy, while keeping duration relatively close to the benchmark. We also continue to focus on bottom-up portfolio construction and identifying what we believe are undervalued securities. While the benchmark consisted entirely of pass-through MBS, we emphasized CMOs versus pass-through securities, as we believed this sub-sector offered more opportunities to find undervalued securities.

The Fund’s duration was 3.72 years versus 3.67 years for the benchmark at the beginning of the period. At the end of the period, the duration was 4.24 years versus 3.79 years for the benchmark.

PORTFOLIO COMPOSITION***

Collateralized Mortgage Obligations	72.3%
Mortgage Pass-Through Securities	22.0
U.S. Government Agency Securities	1.2
Other (Less than 1.0%)	0.8
Short-Term Investment	3.7

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of August 31, 2007. The Fund’s composition is subject to change.

12   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	8/18/00
Without Sales Charge		5.13%	3.84%	5.99%
With Sales Charge*		1.19	3.06	5.58
SELECT CLASS SHARES	8/18/00	5.46	4.06	6.27
ULTRA SHARES	2/22/05	5.50	4.13	6.31

*	Sales Charge for Class A Shares is 3.75%.

TEN YEAR PERFORMANCE (8/31/97 TO 8/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The performance data for the Fund includes the performance of a common trust fund for periods prior to the commencement of operations of the JPMorgan Mortgage-Backed Securities Fund on August 18, 2000. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower. Returns shown for Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mortgage-Backed Securities Fund, Lehman Brothers U.S. MBS Index and the Lipper U.S. Mortgage Funds Index from August 31, 1997 to August 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers U.S. MBS Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper U.S. Mortgage Funds Index includes expenses associated with a mutual fund, including investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers U.S. MBS Index covers the mortgage-backed pass through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The index includes fixed-rate and hybrid ARM pass through securities. The Lipper U.S. Mortgage Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   13

JPMorgan Short Duration Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	September 4, 1990
Fiscal Year End	Last day of February
Net Assets as of 8/31/2007 (In Thousands)	$694,158
Primary Benchmark	Lehman Brothers 1–3 Year Government/Credit Bond Index
Average Credit Quality	AAA
Duration	1.6 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Short Duration Bond Fund, which seeks current income consistent with preservation of capital through investments in high- and medium-grade fixed income securities, returned 2.35%* (Select Class Shares) over the six months ended August 31, 2007, compared to the 2.72% return for the Lehman Brothers 1–3 Year Government/Credit Bond Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. The fixed income markets were generally stable for the first four months of the period. At the end of June and continuing through August, negative headlines and concerns about increasing defaults and foreclosures in the sub-prime mortgage market, coupled with concerns in the credit markets, produced a significant increase in volatility. In addition, liquidity concerns rose in July and August, as investors became jittery and risk averse. An overweight in securitized sectors, such as asset-backed securities (ABS) and commercial mortgage-backed securities, detracted slightly from performance. An underweight in the U.S. Treasury sector was also detrimental to returns, as investors turned more risk averse during the period. On the positive side, collateralized mortgage obligations and seasoned mortgage-backed securities (MBS) contributed to performance. The Fund’s higher credit quality also helped returns, as Aaa-rated securities outperformed lower-rated issues.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to focus on security selection as our primary strategy, looking for attractively valued securities. We remained overweight in MBS and ABS, and underweight in agency debentures and corporate bonds.

The Fund’s overall duration posture (1.64) remained slightly short of the benchmark (1.68) for the period. In terms of maturity structure, we maintained an overweight in the 0–1 year and 3–5 year segments and an underweight in the 1–3 year portion of the yield curve.

PORTFOLIO COMPOSITION***

U.S. Treasury Obligations	28.7%
Corporate Bonds	18.4
U.S. Government Agency Securities	14.3
Collateralized Mortgage Obligations	16.2
Mortgage Pass-Through Securities	11.2
Asset-Backed Securities	7.2
Commercial Mortgage-Backed Securities	2.6
Other (Less than 1.0%)	0.3
Short-Term Investment	1.1

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of August 31, 2007. The Fund’s composition is subject to change.

14   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		4.76%	2.75%	4.39%
With Sales Charge*		2.41	2.28	4.16
CLASS B SHARES	1/14/94
Without CDSC		4.20	2.23	4.10
With CDSC**		1.20	2.23	4.10
CLASS C SHARES	11/1/01	4.20	2.23	3.76
SELECT CLASS SHARES	9/4/90	5.03	3.01	4.67
ULTRA SHARES	2/22/05	5.30	3.15	4.74

*	Sales Charge for Class A Shares is 2.25%.

**	Assumes 3.00% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/97 TO 8/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class C and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short Duration Bond Fund, the Lehman Brothers 1–3 Year Government/Credit Bond Index and the Lipper Short U.S. Government Funds Index from August 31, 1997 to August 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers 1–3 Year Government/Credit Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short U.S. Government Funds Index includes expenses associated with a mutual fund, including investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers 1–3 Year Government/Credit Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. The Lipper Short U.S. Government Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 6 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   15

JPMorgan Treasury & Agency Fund

FUND COMMENTARY
AS OF AUGUST 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	January 20, 1997
Fiscal Year End	Last day of February
Net Assets as of 8/31/2007 (In Thousands)	$167,664
Primary Benchmark	Lehman Brothers 1–5 Year Treasury Index
Average Credit Quality	AAA
Duration	2.0 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Treasury & Agency Fund, which seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state taxes, returned 2.85%* (Select Class Shares) over the six months ended August 31, 2007, compared to the 3.15% return for the Lehman Brothers 1–5 Year Treasury Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark due primarily to an underweight in U.S. Treasuries. The Fund’s slightly shorter duration relative to the benchmark hurt returns, as Treasury prices rallied in response to the market’s increased demand for higher-quality assets. Holdings with maturities between 2014 and 2016 also negatively impacted performance, as these securities rallied less than shorter-term maturities. On the positive side, security selection in the Treasury and agency sectors contributed to relative performance. Holdings due to mature in 2012 were beneficial, as they experienced the highest total return over the period. Extending the Fund’s duration slightly in May and June also helped returns, as the Treasury market rallied in July and August.

Q:	HOW WAS THE FUND MANAGED?

A:	We are value investors who focus on security selection. The majority of our time is spent looking for and analyzing securities, which, if selected, are held over time, resulting typically in a low turnover. We analyze securities with the goal of maximizing total rate of return while maintaining a high level of current income over various horizon periods.

PORTFOLIO COMPOSITION***

U.S. Treasury Obligations	76.1%
U.S. Government Agency Securities	16.2
Short-Term Investment	7.7

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of August 31, 2007. The Fund’s composition is subject to change.

16   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/20/97
Without Sales Charge		5.13%	2.89%	4.85%
With Sales Charge*		2.80	2.42	4.61
CLASS B SHARES	1/20/97
Without CDSC		4.70	2.38	4.53
With CDSC**		1.70	2.38	4.53
SELECT CLASS SHARES	1/20/97	5.43	3.14	5.08

*	Sales Charge for Class A Shares is 2.25%.

**	Assumes 3.00% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/97 TO 8/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Treasury & Agency Fund, the Lehman Brothers 1–5 Year Treasury Index and the Lipper Short U.S. Government Funds Index from August 31, 1997 to August 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers 1–5 Year Treasury Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short U.S. Government Funds Index includes expenses associated with a mutual fund, including investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers 1–5 Year Treasury Index is an unmanaged index comprised of U.S. Treasury issued securities with maturities of one to five years. The Lipper Short U.S. Government Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 6 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   17

JPMorgan Ultra Short Duration Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	February 2, 1993
Fiscal Year End	Last day of February
Net Assets as of 08/31/2007 (In Thousands)	$1,399,373
Primary Benchmark	Lehman Brothers Short 9–12 Month U.S. Treasury Index
Average Credit Quality	AAA
Duration	1.2 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Ultra Short Duration Bond Fund, which seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities, returned 0.46%* (Select Class Shares) over the six months ended August 31, 2007, compared to the 2.83% return for the Lehman Brothers Short 9–12 Month U.S. Treasury Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. Over the six months, the Fund invested primarily in U.S. government mortgage-backed securities (MBS) as well as high-quality private label MBS and asset-backed securities (ABS). Performance was hurt when the markets became concerned about sub-prime mortgages and widening spreads. Quality spreads widened in other sectors of the mortgage market — both government and prime quality mortgages — due to volatility in the credit markets. The Fund was also hurt by exposure to home equity ABS and limited exposure to Treasury and corporate securities.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to focus on security selection as our primary strategy, looking for attractively valued securities. We remained overweight in MBS and ABS, and had small allocations in the commercial mortgage-backed security and credit sectors.

PORTFOLIO COMPOSITION***

Collateralized Mortgage Obligations	58.4%
Mortgage Pass-Through Securities	17.8
Asset-Backed Securities	16.3
Commercial Mortgage-Backed Securities	2.5
Corporate Bonds	1.4
Other (Less than 1.0%)	0.4
Short-Term Investment	3.2

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of August 31, 2007. The Fund’s composition is subject to change.

18   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/10/93
Without Sales Charge		3.10%	2.62%	4.08%
With Sales Charge*		0.82	2.15	3.84
CLASS B SHARES	1/14/94
Without CDSC		2.60	2.10	3.80
With CDSC**		(0.40)	2.10	3.80
CLASS C SHARES	11/1/01	2.51	2.09	3.42
SELECT CLASS SHARES	2/2/93	3.35	2.87	4.33
ULTRA SHARES	2/22/05	3.46	2.97	4.38

*	Sales Charge for Class A Shares is 2.25%.

**	Assumes 3.00% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/97 TO 8/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class C and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Ultra Short Duration Bond Fund, the Lehman Brothers Short 9–12 Month U.S. Treasury Index and the Lipper Ultra Short Funds Index from August 31, 1997 to August 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Short 9–12 Month U.S. Treasury Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Ultra Short Funds Index includes expenses associated with a mutual fund, including investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers Short 9–12 Month U.S. Treasury Index is an unmanaged index, which includes aged U.S. Treasury notes and bonds with a remaining maturity from nine up to, but not including, twelve months. It excludes zero coupon strips. The Lipper Ultra Short Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 6 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   19

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 93.3%
		Asset-Backed Securities — 1.9%
1,904		American Express Credit Account Master Trust, Series 2004-3, Class A, 4.35%, 12/15/11	1,884
		AmeriCredit Automobile Receivables Trust,
834		Series 2003-DM, Class A4, 2.84%, 08/06/10	834
71		Series 2004-DF, Class A3, 2.98%, 07/06/09	71
1,400		Series 2006-BG, Class A4, 5.21%, 09/06/13	1,393
		Capital One Auto Finance Trust,
588		Series 2003-B, Class A4, 3.18%, 09/15/10	587
1,948		Series 2004-A, Class A4, FRN, 5.71%, 03/15/11	1,949
3,000		Series 2007-B, Class A3A, 5.03%, 04/15/12	2,984
6,355		Capital One Multi-Asset Execution Trust, Series 2003-A4, Class A4, 3.65%, 07/15/11	6,257
		Citibank Credit Card Issuance Trust,
11,250		Series 2000-A3, Class A3, 6.88%, 11/16/09	11,274
4,892		Series 2002-C2, Class C2, 6.95%, 02/18/14	5,083
3,300		Series 2005-B1, Class B1, 4.40%, 09/15/10	3,267
950		Series 2007-A3, Class A3, 6.15%, 06/15/39	955
1,286		Citigroup Mortgage Loan Trust, Inc., Series 2003-HE3, Class A, FRN, 5.88%, 12/25/33	1,252
1,042		CNH Equipment Trust, Series 2003-B, Class A4B, 3.38%, 02/15/11	1,038
		Countrywide Asset-Backed Certificates,
2,070		Series 2003-5, Class MF1, VAR, 5.41%, 01/25/34	2,024
11		Series 2004-1, Class 3A, FRN, 5.79%, 04/25/34	10
1,290		Series 2004-1, Class M1, FRN, 6.01%, 03/25/34	1,219
1,060		Series 2004-1, Class M2, FRN, 6.06%, 03/25/34	975
1,550		Series 2004-6, Class M1, FRN, 6.11%, 10/25/34	1,517
4,476		Series 2004-AB2, Class A2, FRN, 5.78%, 05/25/36	4,451
1,083		GE Capital Mortgage Services, Inc., Series 1999-HE1, Class M, VAR, 6.71%, 04/25/29	937
910		Household Automotive Trust, Series 2005-1, Class A4, 4.35%, 06/18/12	897
1,500		Long Beach Mortgage Loan Trust, Series 2004-3, Class M1, FRN, 6.08%, 07/25/34	1,404
		MBNA Credit Card Master Note Trust,
3,000		Series 2001-C2, Class C2, FRN, 6.76%, 12/15/10 (e)	3,010
3,083		Series 2002-C1, Class C1, 6.80%, 07/15/14	3,185
3,000		Series 2003-A1, Class A1, 3.30%, 07/15/10	2,971
1,288		Series 2003-C1, Class C1, FRN, 7.31%, 06/15/12	1,308
2,240		MBNA Master Credit Card Trust, Series 1999-J, Class C, 7.85%, 02/15/12 (e)	2,339
464		Option One Mortgage Loan Trust, Series 2003-1, Class A2, FRN, 5.92%, 02/25/33	453
		Residential Asset Securities Corp.,
167		Series 2002-KS4, Class AIIB, FRN, 6.01%, 07/25/32	163
271		Series 2003-KS5, Class AIIB, FRN, 6.09%, 07/25/33	268
247		Series 2003-KS9, Class A2B, FRN, 6.14%, 11/25/33	243
980		Triad Auto Receivables Owner Trust, Series 2003-B, Class A4, 3.20%, 12/13/10	966
		Wachovia Asset Securitization, Inc.,
405		Series 2002-HE2, Class A, FRN, 5.93%, 12/25/32	400
1,291		Series 2003-HE3, Class A, FRN, 5.75%, 11/25/33	1,271
618		WFS Financial Owner Trust, Series 2003-4, Class A4, 3.15%, 05/20/11	615
		Total Asset-Backed Securities (Cost $69,914)	69,454
		Collateralized Mortgage Obligations — 46.5%
		Agency CMO — 33.3%
2,372		Federal Home Loan Bank System, Series 2000, Class Y, 5.27%, 12/28/12	2,377
		Federal Home Loan Mortgage Corp. REMICS,
136		Series 11, Class D, 9.50%, 07/15/19	143
46		Series 22, Class C, 9.50%, 04/15/20	48
73		Series 23, Class F, 9.60%, 04/15/20	81
1		Series 41, Class I, HB, 84.00%, 05/15/20	1
9		Series 47, Class F, 10.00%, 06/15/20	9
27		Series 99, Class Z, 9.50%, 01/15/21	28
5,269		Series 99, Class Z, VAR, 7.99%, 12/15/35	4,671
1		Series 204, Class E, IF, HB, 770.04%, 05/15/23	2
—	(h)	Series 1045, Class G, HB, VAR, 1067.64%, 02/15/21	—	(h)
30		Series 1065, Class J, 9.00%, 04/15/21	32
10		Series 1079, Class S, IF, 14.88%, 05/15/21	13
42		Series 1084, Class F, FRN, 6.57%, 05/15/21	42
30		Series 1084, Class S, IF, HB,19.91%, 05/15/21	30
54		Series 1116, Class I, 5.50%, 08/15/21	54
47		Series 1144, Class KB, 8.50%, 09/15/21	47
—	(h)	Series 1172, Class L, HB, VAR, 1182.96%, 11/15/21	—	(h)
2		Series 1196, Class B, HB, 502.20%, 01/15/22	28
485		Series 1212, Class IZ, 8.00%, 02/15/22	484

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
86	Series 1250, Class J, 7.00%, 05/15/22	86
106	Series 1343, Class LA, 8.00%, 08/15/22	114
134	Series 1343, Class LB, 7.50%, 08/15/22	134
252	Series 1370, Class JA, FRN, 6.78%, 09/15/22	252
242	Series 1455, Class WB, IF, 1.86%, 12/15/22	220
5	Series 1465, Class SA, IF, IO, 3.37%, 02/15/08	—	(h)
1,104	Series 1466, Class PZ, 7.50%, 02/15/23	1,122
20	Series 1470, Class F, FRN, 5.29%, 02/15/23	20
1,348	Series 1498, Class I, FRN, 6.78%, 04/15/23	1,358
1,682	Series 1502, Class PX, 7.00%, 04/15/23	1,729
226	Series 1505, Class Q, 7.00%, 05/15/23	232
6	Series 1506, Class F, FRN, 5.93%, 05/15/08	6
1	Series 1506, Class S, IF, 9.99%, 05/15/08	1
20	Series 1506, Class SD, IF, IO, 2.87%, 05/15/08	—	(h)
444	Series 1512, Class J, 6.50%, 05/15/08	444
85	Series 1513, Class N, 6.50%, 05/15/08	85
546	Series 1518, Class G, IF, 3.99%, 05/15/23	519
190	Series 1541, Class M, IF, 10.66%, 07/15/23	209
519	Series 1541, Class O, FRN, 4.07%, 07/15/23	509
37	Series 1544, Class J, IF, 7.14%, 07/15/08	37
481	Series 1558, Class D, 6.50%, 07/15/23	488
37	Series 1561, Class TA, PO, 08/15/08	36
48	Series 1570, Class F, FRN, 5.78%, 08/15/23	48
1,862	Series 1573, Class PZ, 7.00%, 09/15/23	1,913
29	Series 1575, Class FB, FRN, 7.13%, 08/15/08	29
12	Series 1575, Class SB, IF, 2.63%, 08/15/08	12
1,035	Series 1591, Class PV, 6.25%, 10/15/23	1,057
142	Series 1595, Class D, 7.00%, 10/15/13	144
433	Series 1596, Class D, 6.50%, 10/15/13	440
39	Series 1602, Class SA, IF, 4.47%, 10/15/23	36
68	Series 1604, Class SA, IF, 6.89%, 11/15/08	68
114	Series 1606, Class SC, IF, 9.58%, 11/15/08	115
73	Series 1607, Class SA, IF, 9.56%, 10/15/13	79
4,200	Series 1608, Class L, 6.50%, 09/15/23	4,343
1,748	Series 1609, Class LG, IF, 5.15%, 11/15/23	1,757
508	Series 1611, Class JA, FRN, 6.63%, 08/15/23	512
484	Series 1611, Class JB, IF, 2.72%, 08/15/23	459
126	Series 1612, Class SD, IF, 7.04%, 11/15/08	127
136	Series 1625, Class SD, IF, 8.50%, 12/15/08	136
2,126	Series 1642, Class PJ, 6.00%, 11/15/23	2,155
918	Series 1658, Class GZ, 7.00%, 01/15/24	952
38	Series 1659, Class SB, IF, 8.50%, 01/15/09	38
21	Series 1671, Class QC, IF, 10.00%, 02/15/24	25
128	Series 1685, Class Z, 6.00%, 11/15/23	129
24	Series 1686, Class SH, IF, 6.58%, 02/15/24	25
51	Series 1689, Class SD, IF, 8.52%, 10/15/23	49
560	Series 1695, Class EB, 7.00%, 03/15/24	577
256	Series 1698, Class SC, IF, 9.48%, 03/15/09	258
139	Series 1699, Class FC, FRN, 6.23%, 03/15/24	141
613	Series 1700, Class GA, PO, 02/15/24	588
1,401	Series 1706, Class K, 7.00%, 03/15/24	1,464
65	Series 1709, Class FA, FRN, 4.18%, 03/15/24	64
153	Series 1745, Class D, 7.50%, 08/15/24	153
1,714	Series 1798, Class F, 5.00%, 05/15/23	1,667
99	Series 1807, Class A, 6.00%, 11/15/08	100
26	Series 1807, Class G, 9.00%, 10/15/20	27
494	Series 1829, Class ZB, 6.50%, 03/15/26	510
76	Series 1844, Class E, 6.50%, 10/15/13	76
3,173	Series 1863, Class Z, 6.50%, 07/15/26	3,244
58	Series 1865, Class D, PO, 02/15/24	41
302	Series 1890, Class H, 7.50%, 09/15/26	310
730	Series 1899, Class ZE, 8.00%, 09/15/26	745
68	Series 1900, Class T, PO, 08/15/08	67
47	Series 1935, Class FL, FRN, 6.33%, 02/15/27	48
682	Series 1963, Class Z, 7.50%, 01/15/27	695
109	Series 1967, Class PC, PO, 10/15/08	109
101	Series 1970, Class PG, 7.25%, 07/15/27	100
936	Series 1981, Class Z, 6.00%, 05/15/27	934
811	Series 1983, Class Z, 6.50%, 12/15/23	827
442	Series 1987, Class PE, 7.50%, 09/15/27	450
31	Series 2017, Class SE, IF, 8.40%, 12/15/08	30
984	Series 2019, Class Z, 6.50%, 12/15/27	1,014
642	Series 2025, Class PE, 6.30%, 01/15/13	650
356	Series 2033, Class SN, IF, IO, 12.20%, 03/15/24	84
946	Series 2038, Class PN, IO, 7.00%, 03/15/28	204
1,540	Series 2040, Class PE, 7.50%, 03/15/28	1,573
1,301	Series 2054, Class PV, 7.50%, 05/15/28	1,363
893	Series 2055, Class OE, 6.50%, 05/15/13	911
3,156	Series 2075, Class PH, 6.50%, 08/15/28	3,254
2,660	Series 2075, Class PM, 6.25%, 08/15/28	2,720
1,715	Series 2086, Class GB, 6.00%, 09/15/28	1,736
1,126	Series 2089, Class PJ, IO, 7.00%, 10/15/28	214
5,393	Series 2095, Class PE, 6.00%, 11/15/28	5,474
544	Series 2097, Class PV, 6.00%, 09/15/09	546
2,143	Series 2102, Class TC, 6.00%, 12/15/13	2,178
1,352	Series 2102, Class TU, 6.00%, 12/15/13	1,374
5,380	Series 2115, Class PE, 6.00%, 01/15/14	5,468
1,780	Series 2125, Class JZ, 6.00%, 02/15/29	1,802
2,710	Series 2126, Class CB, 6.25%, 02/15/29	2,719

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   21

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
326	Series 2132, Class SB, IF, 7.50%, 03/15/29	349
261	Series 2134, Class PI, IO, 6.50%, 03/15/19	45
148	Series 2135, Class UK, IO, 6.50%, 03/15/14	19
162	Series 2141, Class IO, IO, 7.00%, 04/15/29	34
161	Series 2143, Class CD, 6.00%, 02/15/28	162
335	Series 2163, Class PC, IO, 7.50%, 06/15/29	70
2,240	Series 2169, Class TB, 7.00%, 06/15/29	2,337
1,400	Series 2172, Class QC, 7.00%, 07/15/29	1,460
1,753	Series 2176, Class OJ, 7.00%, 08/15/29	1,812
343	Series 2189, Class SA, IF, 6.26%, 02/15/28	349
995	Series 2201, Class C, 8.00%, 11/15/29	1,039
751	Series 2209, Class TC, 8.00%, 01/15/30	793
1,123	Series 2210, Class Z, 8.00%, 01/15/30	1,173
248	Series 2224, Class CB, 8.00%, 03/15/30	256
907	Series 2230, Class Z, 8.00%, 04/15/30	910
725	Series 2234, Class PZ, 7.50%, 05/15/30	740
561	Series 2247, Class Z, 7.50%, 08/15/30	578
787	Series 2256, Class MC, 7.25%, 09/15/30	792
1,685	Series 2259, Class ZM, 7.00%, 10/15/30	1,722
75	Series 2261, Class ZY, 7.50%, 10/15/30	76
211	Series 2262, Class Z, 7.50%, 10/15/30	210
1,609	Series 2271, Class PC, 7.25%, 12/15/30	1,632
2,184	Series 2283, Class K, 6.50%, 12/15/23	2,278
1,094	Series 2296, Class PD, 7.00%, 03/15/31	1,125
3	Series 2299, Class G, 7.00%, 05/15/14	3
308	Series 2306, Class K, PO, 05/15/24	242
729	Series 2306, Class SE, IF, IO, 5.57%, 05/15/24	75
1,109	Series 2313, Class LA, 6.50%, 05/15/31	1,146
630	Series 2323, Class VO, 6.00%, 10/15/22	634
2,167	Series 2325, Class PM, 7.00%, 06/15/31	2,299
5,790	Series 2344, Class QG, 6.00%, 08/15/16	5,883
12,349	Series 2344, Class ZD, 6.50%, 08/15/31	12,570
1,080	Series 2344, Class ZJ, 6.50%, 08/15/31	1,115
1,199	Series 2345, Class NE, 6.50%, 08/15/31	1,235
1,765	Series 2345, Class PQ, 6.50%, 08/15/16	1,812
1,157	Series 2351, Class PZ, 6.50%, 08/15/31	1,179
2,001	Series 2353, Class TD, 6.00%, 09/15/16	2,042
1,753	Series 2355, Class BP, 6.00%, 09/15/16	1,781
790	Series 2359, Class PM, 6.00%, 09/15/16	803
1,933	Series 2359, Class ZB, 8.50%, 06/15/31	2,215
3,345	Series 2360, Class PG, 6.00%, 09/15/16	3,396
1,322	Series 2362, Class PD, 6.50%, 06/15/20	1,330
110	Series 2362, Class PJ, 6.50%, 10/15/28	109
792	Series 2363, Class PF, 6.00%, 09/15/16	805
1,434	Series 2366, Class MD, 6.00%, 10/15/16	1,458
2,005	Series 2367, Class ME, 6.50%, 10/15/31	2,065
638	Series 2371, Class VB, 6.00%, 08/15/15	638
8	Series 2382, Class TL, IO, 6.50%, 02/15/31	—	(h)
5,664	Series 2391, Class QR, 5.50%, 12/15/16	5,694
1,012	Series 2391, Class VQ, 6.00%, 10/15/12	1,027
2,042	Series 2392, Class PV, 6.00%, 12/15/20	2,055
1,829	Series 2394, Class MC, 6.00%, 12/15/16	1,859
2,676	Series 2399, Class OH, 6.50%, 01/15/32	2,765
4,116	Series 2399, Class TH, 6.50%, 01/15/32	4,253
3,824	Series 2410, Class NG, 6.50%, 02/15/32	3,979
1,102	Series 2410, Class OE, 6.38%, 02/15/32	1,130
2,942	Series 2410, Class QS, IF, 4.91%, 02/15/32	2,887
931	Series 2410, Class QX, IF, IO, 3.04%, 02/15/32	91
462	Series 2412, Class SE, IF, 4.38%, 02/15/09	461
2,030	Series 2412, Class SP, IF, 4.88%, 02/15/32	1,940
5,270	Series 2420, Class XK, 6.50%, 02/15/32	5,448
2,139	Series 2423, Class MC, 7.00%, 03/15/32	2,231
2,217	Series 2423, Class MT, 7.00%, 03/15/32	2,312
1,713	Series 2425, Class OB, 6.00%, 03/15/17	1,741
3,360	Series 2430, Class WF, 6.50%, 03/15/32	3,481
3,122	Series 2434, Class TC, 7.00%, 04/15/32	3,259
840	Series 2435, Class CJ, 6.50%, 04/15/32	869
2,800	Series 2435, Class VH, 6.00%, 07/15/19	2,839
2,765	Series 2436, Class MC, 7.00%, 04/15/32	2,886
1,900	Series 2444, Class ES, IF, IO, 2.34%, 03/15/32	164
1,198	Series 2450, Class GZ, 7.00%, 05/15/32	1,237
1,520	Series 2450, Class SW, IF, IO, 2.39%, 03/15/32	131
3,636	Series 2455, Class GK, 6.50%, 05/15/32	3,764
1,400	Series 2458, Class QE, 5.50%, 06/15/17	1,407
3,815	Series 2460, Class VZ, 6.00%, 11/15/29	3,863
2,856	Series 2466, Class PG, 6.50%, 04/15/32	2,952
1,400	Series 2466, Class PH, 6.50%, 06/15/32	1,452
2,800	Series 2474, Class NR, 6.50%, 07/15/32	2,901
843	Series 2480, Class PV, 6.00%, 07/15/11	854
2,803	Series 2484, Class LZ, 6.50%, 07/15/32	2,931
1,031	Series 2488, Class WS, IF, 4.38%, 08/15/17	1,046
1,544	Series 2498, Class UD, 5.50%, 06/15/16	1,548
3,360	Series 2500, Class MC, 6.00%, 09/15/32	3,342
710	Series 2500, Class TD, 5.50%, 02/15/16	711
1,680	Series 2512, Class PG, 5.50%, 10/15/22	1,613
2,795	Series 2513, Class YO, PO, 02/15/32	2,429
5,601	Series 2515, Class DE, 4.00%, 03/15/32	5,249
2,111	Series 2518, Class PX, 5.50%, 09/15/13	2,124
603	Series 2519, Class BT, 8.50%, 09/15/31	648
692	Series 2521, Class PU, 5.50%, 05/15/10	695

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
2,850	Series 2527, Class VU, 5.50%, 10/15/13	2,862
2,520	Series 2535, Class BK, 5.50%, 12/15/22	2,528
3,360	Series 2537, Class TE, 5.50%, 12/15/17	3,372
1,680	Series 2541, Class GX, 5.50%, 02/15/17	1,688
2,800	Series 2543, Class YX, 6.00%, 12/15/32	2,772
3,640	Series 2544, Class HC, 6.00%, 12/15/32	3,599
3,763	Series 2552, Class ME, 6.00%, 01/15/33	3,693
2,281	Series 2565, Class MB, 6.00%, 05/15/30	2,294
1,904	Series 2567, Class QD, 6.00%, 02/15/33	1,904
729	Series 2571, Class SK, IF, 10.30%, 09/15/23	828
5,601	Series 2575, Class ME, 6.00%, 02/15/33	5,548
1,416	Series 2586, Class HD, 5.50%, 03/15/23	1,342
2,859	Series 2586, Class WI, IO, 6.50%, 03/15/33	675
2,270	Series 2594, Class VA, 6.00%, 03/15/14	2,299
4,906	Series 2594, Class VP, 6.00%, 02/15/14	4,960
5,265	Series 2594, Class VQ, 6.00%, 08/15/20	5,315
1,420	Series 2595, Class HC, 5.50%, 04/15/23	1,357
2,051	Series 2596, Class QG, 6.00%, 03/15/33	2,009
8,038	Series 2597, Class DS, IF, IO, 1.94%, 02/15/33	509
10,636	Series 2599, Class DS, IF, IO, 1.39%, 02/15/33	533
13,369	Series 2610, Class DS, IF, IO, 1.49%, 03/15/33	776
13,597	Series 2611, Class SH, IF, IO, 2.04%, 10/15/21	830
1,680	Series 2611, Class UH, 4.50%, 05/15/18	1,576
2,240	Series 2617, Class GR, 4.50%, 05/15/18	2,106
492	Series 2619, Class HR, 3.50%, 11/15/31	458
2,058	Series 2619, Class IM, IO, 5.00%, 10/15/21	272
795	Series 2624, Class IU, IO, 5.00%, 06/15/33	308
12,485	Series 2626, Class NS, IF, IO, 0.94%, 06/15/23	744
1,785	Series 2630, Class KN, 2.50%, 04/15/13	1,758
3,360	Series 2631, Class LC, 4.50%, 06/15/18	3,169
844	Series 2633, Class EO, PO, 08/15/33	533
19,978	Series 2636, Class Z, 4.50%, 06/15/18	18,751
3,745	Series 2637, Class SA, IF, IO, 0.49%, 06/15/18	134
920	Series 2638, Class DS, IF, 3.00%, 07/15/23	695
4,832	Series 2638, Class SA, IF, IO, 1.49%, 11/15/16	184
1,232	Series 2640, Class UG, IO, 5.00%, 01/15/32	369
1,264	Series 2640, Class UR, IO, 4.50%, 08/15/17	107
1,070	Series 2643, Class HI, IO, 4.50%, 12/15/16	90
1,839	Series 2650, Class PO, PO, 12/15/32	1,439
8,501	Series 2650, Class SO, PO, 12/15/32	6,782
18,380	Series 2651, Class VZ, 4.50%, 07/15/18	17,261
2,217	Series 2656, Class SH, IF, 4.77%, 02/15/25	2,200
3,987	Series 2668, Class SB, IF, 2.21%, 10/15/15	3,629
2,800	Series 2672, Class ME, 5.00%, 11/15/22	2,717
917	Series 2672, Class SJ, IF, 2.17%, 09/15/16	818
9,351	Series 2675, Class CK, 4.00%, 09/15/18	8,511
3,592	Series 2682, Class YS, IF, 1.02%, 10/15/33	2,421
484	Series 2683, Class VA, 5.50%, 02/15/21	487
16,000	Series 2684, Class PO, PO, 01/15/33	10,554
4,480	Series 2684, Class TO, PO, 10/15/33	2,405
2,240	Series 2686, Class GB, 5.00%, 05/15/20	2,232
5,233	Series 2686, Class NS, IF, IO, 1.99%, 10/15/21	344
2,685	Series 2691, Class WS, IF, 0.58%, 10/15/33	1,836
1,000	Series 2695, Class DE, 4.00%, 01/15/17	955
904	Series 2696, Class CO, PO, 10/15/18	663
2,169	Series 2697, Class LE, 4.50%, 11/15/20	2,124
1,791	Series 2702, Class PC, 5.00%, 01/15/23	1,693
1,809	Series 2705, Class SC, IF, 0.58%, 11/15/33	1,171
3,418	Series 2705, Class SD, IF, 1.79%, 11/15/33	2,391
2,240	Series 2715, Class OG, 5.00%, 01/15/23	2,148
4,480	Series 2716, Class UN, 4.50%, 12/15/23	4,238
2,240	Series 2720, Class PC, 5.00%, 12/15/23	2,172
3,043	Series 2721, Class PI, IO, 5.00%, 05/15/16	108
11,481	Series 2727, Class BS, IF, 0.66%, 01/15/34	7,052
400	Series 2727, Class PO, PO, 01/15/34	214
76	Series 2733, Class GF, FRN, 0.00%, 09/15/33	76
1,254	Series 2739, Class S, IF, 0.78%, 01/15/34	712
2,000	Series 2743, Class HC, 4.50%, 12/15/15	1,970
2,150	Series 2743, Class HD, 4.50%, 08/15/17	2,082
2,008	Series 2744, Class FE, FRN, 0.00%, 02/15/34	1,633
911	Series 2744, Class PC, 5.50%, 01/15/31	914
2,535	Series 2744, Class PE, 5.50%, 02/15/34	2,547
4,827	Series 2744, Class TU, 5.50%, 05/15/32	4,731
1,930	Series 2749, Class PK, IO, 5.00%, 09/15/22	42
1,173	Series 2753, Class S, IF, 0.78%, 02/15/34	769
4,862	Series 2755, Class PA, PO, 02/15/29	4,037
4,129	Series 2755, Class SA, IF, 2.98%, 05/15/30	3,813
2,001	Series 2762, Class LO, PO, 03/15/34	1,096
2,000	Series 2764, Class UC, 5.00%, 05/15/27	1,992
1,675	Series 2766, Class SX, IF, 0.54%, 03/15/34	1,265
1,048	Series 2769, Class PO, PO, 03/15/34	585
675	Series 2771, Class FG, FRN, 0.00%, 03/15/34	538
5,526	Series 2776, Class SK, IF, 0.66%, 04/15/34	3,843
1,056	Series 2778, Class BS, IF, 1.72%, 04/15/34	863
11,821	Series 2778, Class US, IF, IO, 1.59%, 06/15/33	592
1,201	Series 2780, Class JG, 4.50%, 04/15/19	1,125
2,000	Series 2809, Class UB, 4.00%, 09/15/17	1,903
2,000	Series 2809, Class UC, 4.00%, 06/15/19	1,803
379	Series 2827, Class SQ, FRN, 7.08%, 01/15/19	382
382	Series 2836, Class SG, IF, 2.90%, 05/15/34	314

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   23

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Agency CMO — Continued
86		Series 2841, Class GO, PO, 08/15/34	81
3,466		Series 2841, Class YA, 5.50%, 07/15/27	3,475
1,450		Series 2846, Class PO, PO, 08/15/34	857
906		Series 2849, Class PO, PO, 08/15/34	548
1,635		Series 2863, Class JA, 4.50%, 09/15/19	1,575
2,000		Series 2864, Class GB, 4.00%, 09/15/19	1,818
6,500		Series 2872, Class JD, 4.50%, 01/15/16	6,420
168		Series 2888, Class SL, IF, 1.78%, 11/15/34	160
1,636		Series 2890, Class DO, PO, 11/15/34	1,092
2,319		Series 2965, Class GD, 4.50%, 04/15/20	2,172
1,000		Series 2975, Class KO, PO, 05/15/35	573
1,855		Series 2989, Class PO, PO, 06/15/23	1,467
716		Series 3014, Class OD, PO, 08/15/35	476
811		Series 3044, Class VO, PO, 10/15/35	514
4,000		Series 3047, Class OB, 5.50%, 12/15/33	4,028
2,500		Series 3064, Class OB, 5.50%, 07/15/29	2,507
1,439		Series 3101, Class EA, 6.00%, 06/15/20	1,438
2,660		Series 3117, Class EO, PO, 02/15/36	2,025
3,437		Series 3117, Class OK, PO, 02/15/36	2,432
265		Series 3122, Class ZB, 6.00%, 03/15/36	261
5,182		Series 3134, Class PO, PO, 03/15/36	3,850
6,163		Series 3138, Class PO, PO, 04/15/36	4,601
3,288		Series 3150, Class PO, PO, 05/15/36	2,515
1,645		Series 3158, Class LX, FRN, 0.00%, 05/15/36	1,451
560		Series 3164, Class CF, FRN, 0.00%, 04/15/33	513
1,836		Series 3174, Class PX, 5.00%, 06/15/17	1,810
5,500		Series 3179, Class OA, PO, 07/15/36	4,335
2,068		Series 3189, Class SN, IF, 0.00%, 11/15/35	2,079
2,886		Series 3218, Class AO, PO, 09/15/36	2,088
2,671		Series 3256, Class PO, PO, 12/15/36	1,905
7,935		Series 3260, Class CS, IF, IO, 0.53%, 01/15/37	282
2,385		Series 3261, Class OA, PO, 01/15/37	1,783
3,176		Series 3274, Class JO, PO, 02/15/37	2,238
5,000		Series 3299, Class KB, 5.00%, 08/15/29	4,878
945		Series 3318, Class AO, PO, 05/15/37	734
987		Series 3325, Class OB, PO, 06/15/37	779
3,979		Series 3331, Class PO, PO, 06/15/37	2,918
4,000		Series 3334, Class MC, 5.00%, 04/15/33	3,828
14		Federal Home Loan Mortgage Corp. STRIPS, Series 134, Class B, IO, 9.00%, 04/01/22	3
		Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
1,650		Series T-41, Class 3A, VAR, 7.50%, 07/25/32	1,714
1,037		Series T-51, Class 2A, VAR, 7.50%, 08/25/42	1,072
5,051		Series T-54, Class 2A, 6.50%, 02/25/43	5,110
1,764		Series T-54, Class 3A, 7.00%, 02/25/43	1,822
745		Series T-58, Class A, PO, 09/25/43	631
		Federal Home Loan Mortgage Corp.- Government National Mortgage Association,
1,079		Series 8, Class ZA, 7.00%, 03/25/23	1,072
1,016		Series 55, Class GL, IF, IO, 0.60%, 04/25/24	4
		Federal National Mortgage Association Interest STRIPS,
17		Series 23, Class 2, IO, 10.00%, 09/01/17	4
3		Series 50, Class 2, IO, 10.50%, 03/01/19	1
80		Series 218, Class 2, IO, 7.50%, 04/01/23	18
65		Series 265, Class 2, 9.00%, 03/01/24	71
1,896		Series 329, Class 1, PO, 01/01/33	1,378
2,207		Series 340, Class 1, PO, 09/01/33	1,534
1		Series K, Class 2, HB, 256.00%, 11/01/08	1
		Federal National Mortgage Association REMICS,
18		Series 1988-7, Class Z, 9.25%, 04/25/18	20
81		Series 1989-70, Class G, 8.00%, 10/25/19	87
27		Series 1989-78, Class H, 9.40%, 11/25/19	30
49		Series 1989-83, Class H, 8.50%, 11/25/19	53
51		Series 1989-89, Class H, 9.00%, 11/25/19	55
38		Series 1990-1, Class D, 8.80%, 01/25/20	41
9		Series 1990-60, Class K, 5.50%, 06/25/20	8
16		Series 1990-63, Class H, 9.50%, 06/25/20	17
17		Series 1990-93, Class G, 5.50%, 08/25/20	17
—	(h)	Series 1990-94, Class H, HB, 505.92%, 08/25/20	4
—	(h)	Series 1990-95, Class J, HB, 1118.04%, 08/25/20	8
68		Series 1990-102, Class J, 6.50%, 08/25/20	70
125		Series 1990-120, Class H, 9.00%, 10/25/20	136
11		Series 1990-134, Class SC, IF, 13.30%, 11/25/20	14
—	(h)	Series 1990-140, Class K, HB, 652.15%, 12/25/20	8
—	(h)	Series 1991-7, Class K, HB, 907.68%, 02/25/21	2
53		Series 1991-24, Class Z, 5.00%, 03/25/21	52
49		Series 1992-38, Class Z, 7.50%, 02/25/22	50
8		Series 1992-101, Class J, 7.50%, 06/25/22	8
295		Series 1992-136, Class PK, 6.00%, 08/25/22	299
193		Series 1992-143, Class MA, 5.50%, 09/25/22	194
2		Series 1992-156, Class K, 7.50%, 09/25/07	2
496		Series 1992-163, Class M, 7.75%, 09/25/22	526
831		Series 1992-188, Class PZ, 7.50%, 10/25/22	872
16		Series 1993-8, Class H, 7.00%, 01/25/08	16
387		Series 1993-21, Class KA, 7.70%, 03/25/23	411

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
555	Series 1993-25, Class J, 7.50%, 03/25/23	587
151	Series 1993-27, Class SA, IF, 15.50%, 02/25/23	188
100	Series 1993-55, Class K, 6.50%, 05/25/08	100
29	Series 1993-59, Class FA, FRN, 6.28%, 05/25/08	29
231	Series 1993-62, Class SA, IF, 10.54%, 04/25/23	261
15	Series 1993-72, Class F, FRN, 5.18%, 05/25/08	15
10	Series 1993-107, Class F, IF, 5.13%, 06/25/08	10
123	Series 1993-164, Class SC, IF, 9.24%, 09/25/08	123
117	Series 1993-165, Class SD, IF, 5.77%, 09/25/23	116
255	Series 1993-165, Class SK, IF, 12.50%, 09/25/23	293
550	Series 1993-167, Class GA, 7.00%, 09/25/23	564
37	Series 1993-175, Class SA, IF, 11.53%, 09/25/08	37
175	Series 1993-179, Class SB, IF, 11.01%, 10/25/23	199
116	Series 1993-179, Class SC, IF, 10.50%, 10/25/23	130
33	Series 1993-186, Class SA, IF, 9.25%, 09/25/08	33
105	Series 1993-190, Class S, IF, 6.89%, 10/25/08	105
36	Series 1993-196, Class FA, FRN, 5.18%, 10/25/08	35
20	Series 1993-196, Class SB, IF, 9.25%, 10/25/08	20
49	Series 1993-197, Class SB, IF, 6.53%, 10/25/08	49
653	Series 1993-199, Class FA, FRN, 6.08%, 10/25/23	658
330	Series 1993-205, Class H, PO, 09/25/23	281
644	Series 1993-220, Class SG, IF, 4.94%, 11/25/13	648
158	Series 1993-221, Class FH, IF, 6.63%, 12/25/08	158
77	Series 1993-221, Class SE, IF, 9.50%, 12/25/08	78
372	Series 1993-225, Class UB, 6.50%, 12/25/23	385
101	Series 1993-230, Class FA, FRN, 6.13%, 12/25/23	102
126	Series 1993-233, Class SB, IF, 8.06%, 12/25/08	126
507	Series 1993-247, Class FE, IF, 6.53%, 12/25/23	514
235	Series 1993-247, Class SU, IF, 8.67%, 12/25/23	248
953	Series 1993-250, Class Z, 7.00%, 12/25/23	990
3,246	Series 1993-257, Class C, PO, 06/25/23	2,880
52	Series 1994-12, Class FC, FRN, 5.33%, 01/25/09	52
12	Series 1994-13, Class SK, IF, 9.19%, 02/25/09	12
4	Series 1994-33, Class F, FRN, 5.93%, 03/25/09	4
85	Series 1994-33, Class FA, FRN, 5.28%, 03/25/09	84
483	Series 1994-34, Class DZ, 6.00%, 03/25/09	484
1,989	Series 1994-37, Class L, 6.50%, 03/25/24	2,026
9,354	Series 1994-40, Class Z, 6.50%, 03/25/24	9,680
133	Series 1994-55, Class G, 6.75%, 12/25/23	133
241	Series 1995-2, Class Z, 8.50%, 03/25/25	255
373	Series 1995-19, Class Z, 6.50%, 11/25/23	397
2,075	Series 1996-14, Class SE, IF, IO, 5.87%, 08/25/23	224
44	Series 1996-20, Class L, PO, 09/25/08	43
99	Series 1996-24, Class E, PO, 03/25/09	95
71	Series 1996-27, Class FC, FRN, 6.03%, 03/25/17	72
128	Series 1996-32, Class PH, 7.00%, 01/25/26	128
216	Series 1996-39, Class J, PO, 09/25/08	210
180	Series 1996-59, Class J, 6.50%, 08/25/22	184
2,040	Series 1997-20, Class IO, FRN, IO, 1.84%, 03/25/27	71
125	Series 1997-27, Class J, 7.50%, 04/18/27	133
210	Series 1997-29, Class J, 7.50%, 04/20/27	221
1,296	Series 1997-39, Class PD, 7.50%, 05/20/27	1,354
933	Series 1997-42, Class EN, 7.25%, 07/18/27	958
210	Series 1997-42, Class ZC, 6.50%, 07/18/27	214
85	Series 1997-51, Class PM, IO, 7.00%, 05/18/12	3
3,010	Series 1997-61, Class ZC, 7.00%, 02/25/23	3,152
558	Series 1997-81, Class PI, IO, 7.00%, 12/18/27	138
100	Series 1998-4, Class C, PO, 04/25/23	86
124	Series 1998-27, Class B, PO, 12/25/08	120
2,298	Series 1998-36, Class ZB, 6.00%, 07/18/28	2,308
737	Series 1998-43, Class SA, IF, IO, 11.10%, 04/25/23	146
1,083	Series 1998-66, Class SB, IF, IO 2.65%, 12/25/28	69
560	Series 1999-17, Class C, 6.35%, 04/25/29	567
1,973	Series 1999-18, Class Z, 5.50%, 04/18/29	1,915
1,354	Series 1999-38, Class SK, IF, IO, 2.55%, 08/25/23	98
325	Series 1999-52, Class NS, IF, 8.00%, 10/25/23	352
775	Series 1999-62, Class PB, 7.50%, 12/18/29	819
2,531	Series 2000-2, Class ZE, 7.50%, 02/25/30	2,630
1,030	Series 2000-20, Class SA, IF, IO, 3.60%, 07/25/30	127
192	Series 2000-52, Class IO, IO, 8.50%, 01/25/31	54
1,157	Series 2001-4, Class PC, 7.00%, 03/25/21	1,204
1,127	Series 2001-5, Class OW, 6.00%, 03/25/16	1,144
852	Series 2001-7, Class PF, 7.00%, 03/25/31	889
2,816	Series 2001-7, Class PR, 6.00%, 03/25/16	2,899
3,303	Series 2001-10, Class PR, 6.00%, 04/25/16	3,385
88	Series 2001-28, Class VB, 6.00%, 02/25/20	88
1,970	Series 2001-30, Class PM, 7.00%, 07/25/31	2,038

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   25

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
1,277	Series 2001-31, Class VD, 6.00%, 05/25/31	1,296
3,656	Series 2001-33, Class ID, IO, 6.00%, 07/25/31	833
2,020	Series 2001-36, Class DE, 7.00%, 08/25/31	2,090
4,346	Series 2001-44, Class MY, 7.00%, 09/25/31	4,628
781	Series 2001-44, Class PD, 7.00%, 09/25/31	814
922	Series 2001-44, Class PU, 7.00%, 09/25/31	962
4,999	Series 2001-48, Class Z, 6.50%, 09/25/21	5,155
639	Series 2001-49, Class DQ, 6.00%, 11/25/15	642
840	Series 2001-49, Class Z, 6.50%, 09/25/31	868
314	Series 2001-50, Class VB, 6.50%, 12/25/16	314
617	Series 2001-52, Class KB, 6.50%, 10/25/31	638
483	Series 2001-52, Class XM, 6.50%, 11/25/10	490
2,323	Series 2001-52, Class XN, 6.50%, 11/25/15	2,400
2,290	Series 2001-61, Class VB, 7.00%, 12/25/16	2,294
521	Series 2001-61, Class VQ, 6.50%, 08/25/15	521
4,712	Series 2001-61, Class Z, 7.00%, 11/25/31	4,920
1,213	Series 2001-71, Class MB, 6.00%, 12/25/16	1,231
2,740	Series 2001-71, Class QE, 6.00%, 12/25/16	2,782
612	Series 2001-72, Class SX, IF, 4.65%, 12/25/31	586
3,360	Series 2001-74, Class MB, 6.00%, 12/25/16	3,436
2,842	Series 2001-80, Class PE, 6.00%, 07/25/29	2,878
790	Series 2002-1, Class HC, 6.50%, 02/25/22	811
789	Series 2002-1, Class SA, IF, 7.30%, 02/25/32	830
507	Series 2002-1, Class UD, IF, 5.14%, 12/25/23	511
3,180	Series 2002-2, Class UC, 6.00%, 02/25/17	3,207
9,320	Series 2002-3, Class OG, 6.00%, 02/25/17	9,460
854	Series 2002-4, Class VC, 6.50%, 03/25/24	851
1,973	Series 2002-7, Class OG, 6.00%, 03/25/17	2,003
5,811	Series 2002-7, Class TG, 6.00%, 03/25/17	5,907
742	Series 2002-8, Class SR, IF, 4.61%, 03/25/09	741
306	Series 2002-9, Class VE, 6.50%, 12/25/12	306
1,288	Series 2002-11, Class QG, 5.50%, 03/25/17	1,293
5,942	Series 2002-13, Class SJ, IF, IO, 1.60%, 03/25/32	297
114	Series 2002-13, Class ST, IF, 10.00%, 03/25/32	129
9,941	Series 2002-18, Class PC, 5.50%, 04/25/17	10,031
1,970	Series 2002-19, Class PE, 6.00%, 04/25/17	1,999
333	Series 2002-21, Class LO, PO, 04/25/32	259
2,746	Series 2002-21, Class PE, 6.50%, 04/25/32	2,835
1,680	Series 2002-24, Class AJ, 6.00%, 04/25/17	1,708
6,460	Series 2002-28, Class PK, 6.50%, 05/25/32	6,671
1,887	Series 2002-37, Class Z, 6.50%, 06/25/32	1,919
1,120	Series 2002-42, Class C, 6.00%, 07/25/17	1,144
5,601	Series 2002-48, Class GH, 6.50%, 11/25/32	5,732
1,008	Series 2002-55, Class QE, 5.50%, 09/25/17	1,007
16,802	Series 2002-56, Class UC, 5.50%, 09/25/17	16,864
1,740	Series 2002-61, Class PE, 5.50%, 05/25/16	1,741
2,004	Series 2002-63, Class KC, 5.00%, 10/25/17	1,979
618	Series 2002-73, Class S, IF, 2.49%, 11/25/09	592
4,480	Series 2002-74, Class LD, 5.00%, 01/25/16	4,454
6,161	Series 2002-74, Class PD, 5.00%, 11/25/15	6,133
93	Series 2002-74, Class VA, 6.00%, 11/25/31	93
7,001	Series 2002-74, Class VB, 6.00%, 11/25/31	6,874
2,579	Series 2002-77, Class S, IF, 4.39%, 12/25/32	2,512
4,066	Series 2002-83, Class CS, 6.88%, 08/25/23	4,241
630	Series 2002-91, Class UH, IO, 5.50%, 06/25/22	96
783	Series 2002-93, Class PD, 3.50%, 02/25/29	762
4,621	Series 2002-94, Class BK, 5.50%, 01/25/18	4,626
1,750	Series 2003-8, Class SB, IF, IO, 2.14%, 03/25/16	55
2,557	Series 2003-9, Class NZ, 6.50%, 02/25/33	2,640
143	Series 2003-16, Class PI, IO, 5.00%, 11/25/12	—	(h)
3,752	Series 2003-22, Class UD, 4.00%, 04/25/33	2,983
952	Series 2003-27, Class DW, 4.50%, 04/25/17	916
1,400	Series 2003-32, Class KC, 5.00%, 05/25/18	1,325
2,614	Series 2003-34, Class AX, 6.00%, 05/25/33	2,586
2,256	Series 2003-34, Class ED, 6.00%, 05/25/33	2,214
1,226	Series 2003-39, Class IO, IO, VAR, 6.00%, 05/25/33	290
1,960	Series 2003-39, Class LW, 5.50%, 05/25/23	1,874
2,800	Series 2003-41, Class PE, 5.50%, 05/25/23	2,798
1,092	Series 2003-42, Class GB, 4.00%, 05/25/33	941
1,120	Series 2003-47, Class PE, 5.75%, 06/25/33	1,072
1,732	Series 2003-52, Class SX, IF, 6.44%, 10/25/31	1,789
1,165	Series 2003-64, Class SX, IF, 0.45%, 07/25/33	824
1,568	Series 2003-65, Class CI, IO, 4.50%, 03/25/15	123
687	Series 2003-67, Class VQ, 7.00%, 01/25/19	704
652	Series 2003-68, Class QP, 3.00%, 07/25/22	603
2,594	Series 2003-71, Class DS, IF, 0.37%, 08/25/33	1,723
697	Series 2003-74, Class SH, IF, 0.26%, 08/25/33	492
16,293	Series 2003-80, Class SY, IF, IO, 2.14%, 06/25/23	1,281
1,580	Series 2003-81, Class LC, 4.50%, 09/25/18	1,493
7,281	Series 2003-83, Class PG, 5.00%, 06/25/23	7,055
1,963	Series 2003-91, Class SD, IF, 3.32%, 09/25/33	1,755
1,323	Series 2003-92, Class GA, 4.50%, 09/25/18	1,239
618	Series 2003-92, Class SH, IF, 2.44%, 09/25/18	555
3,360	Series 2003-106, Class US, IF, 0.82%, 11/25/23	2,297
449	Series 2003-106, Class WS, IF, 2.50%, 02/25/23	367

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Agency CMO — Continued
1,000		Series 2003-113, Class PC, 4.00%, 03/25/15	980
10,030		Series 2003-116, Class SB, IF, IO, 2.10%, 11/25/33	769
6,000		Series 2003-117, Class JB, 3.50%, 06/25/33	5,392
2,240		Series 2003-122, Class TE, 5.00%, 12/25/22	2,108
1,680		Series 2003-128, Class KE, 4.50%, 01/25/14	1,649
3,300		Series 2003-128, Class NG, 4.00%, 01/25/19	2,990
1,814		Series 2003-130, Class SX, IF, 3.26%, 01/25/34	1,689
1,556		Series 2003-132, Class OA, PO, 08/25/33	1,103
3,523		Series 2004-1, Class DL, 4.50%, 02/25/18	3,484
7,697		Series 2004-4, Class QI, IF, IO, 1.60%, 06/25/33	493
5,725		Series 2004-4, Class QM, IF, 3.19%, 06/25/33	5,337
4,157		Series 2004-10, Class SC, IF, 6.58%, 02/25/34	4,506
2,955		Series 2004-14, Class SD, IF, 0.82%, 03/25/34	1,999
2,460		Series 2004-21, Class CO, PO, 04/25/34	1,497
1,001		Series 2004-22, Class A, 4.00%, 04/25/19	938
1,680		Series 2004-25, Class PC, 5.50%, 01/25/34	1,649
8,249		Series 2004-25, Class SA, IF, 4.39%, 04/25/34	8,056
8,100		Series 2004-27, Class HB, 4.00%, 05/25/19	7,177
1,120		Series 2004-36, Class PC, 5.50%, 02/25/34	1,102
6,294		Series 2004-36, Class SA, IF, 4.39%, 05/25/34	6,088
2,756		Series 2004-36, Class SN, IF, 3.19%, 07/25/33	2,435
13,942		Series 2004-46, Class HS, IF, IO, 0.50%, 05/25/30	347
2,769		Series 2004-51, Class SY, IF, 3.23%, 07/25/34	2,484
1,400		Series 2004-53, Class NC, 5.50%, 07/25/24	1,390
903		Series 2004-61, Class SK, IF, 8.50%, 11/25/32	927
1,120		Series 2004-76, Class CL, 4.00%, 10/25/19	1,019
2,363		Series 2004-79, Class SP, IF, 4.66%, 11/25/34	2,364
2,000		Series 2004-81, Class AC, 4.00%, 11/25/19	1,811
1,960		Series 2004-92, Class JO, PO, 12/25/34	1,750
1,668		Series 2005-27, Class TH, 5.50%, 07/25/31	1,672
1,000		Series 2005-47, Class AN, 5.00%, 12/25/16	996
982		Series 2005-52, Class PA, 6.50%, 06/25/35	1,010
9,570		Series 2005-56, Class S, IF, IO, 1.20%, 07/25/35	526
1,500		Series 2005-68, Class BC, 5.25%, 06/25/35	1,423
8,000		Series 2005-68, Class PG, 5.50%, 08/25/35	7,977
2,500		Series 2005-68, Class UC, 5.00%, 06/25/35	2,335
12,500		Series 2005-84, Class XM, 5.75%, 10/25/35	12,638
1,195		Series 2005-98, Class GO, PO, 11/25/35	699
1,000		Series 2005-109, Class PC, 6.00%, 12/25/35	1,017
26,000		Series 2005-110, Class GJ, 5.50%, 11/25/30	26,034
17,500		Series 2005-110, Class GK, 5.50%, 08/25/34	17,019
5,659		Series 2005-110, Class GL, 5.50%, 12/25/35	5,353
2,840		Series 2005-110, Class MN, 5.50%, 06/25/35	2,801
2,500		Series 2005-116, Class PB, 6.00%, 04/25/34	2,545
893		Series 2005-123, Class LO, PO, 01/25/36	629
2,163		Series 2006-16, Class OA, PO, 03/25/36	1,674
3,097		Series 2006-22, Class AO, PO, 04/25/36	2,178
2,000		Series 2006-39, Class WC, 5.50%, 01/25/36	1,951
4,303		Series 2006-44, Class GO, PO, 06/25/36	3,194
13,056		Series 2006-44, Class P, PO, 12/25/33	9,412
2,000		Series 2006-46, Class UC, 5.50%, 12/25/35	1,944
1,706		Series 2006-58, Class AP, PO, 07/25/36	1,316
2,653		Series 2006-58, Class PO, PO, 07/25/36	2,016
7,400		Series 2006-59, Class QO, PO, 01/25/33	5,588
4,174		Series 2006-65, Class QO, PO, 07/25/36	3,178
8,761		Series 2006-72, Class GO, PO, 08/25/36	6,747
9,000		Series 2006-77, Class PC, 6.50%, 08/25/36	9,407
3,546		Series 2006-90, Class AO, PO, 09/25/36	2,755
1,185		Series 2006-109, Class PO, PO, 11/25/36	922
9,288		Series 2006-110, Class PO, PO, 11/25/36	6,714
2,725		Series 2006-115, Class OK, PO, 12/25/36	2,034
4,694		Series 2006-119, Class PO, PO, 12/25/36	3,386
1,300		Series 2006-128, Class BP, 5.50%, 01/25/37	1,262
2,150		Series 2006-128, Class PO, PO, 01/25/37	1,537
26,768		Series 2007-7, Class SG, IF, IO, 1.00%, 08/25/36	843
3,926		Series 2007-14, Class OP, PO, 03/25/37	2,829
41,123		Series 2007-35, Class SI, IF, IO, 0.60%, 04/25/37	1,251
1,500		Series 2007-47, Class PC, 5.00%, 07/25/33	1,441
2,000		Series 2007-79, Class PC, 5.00%, 01/25/32	1,915
4,464		Series 2007-84, Class PG, 6.00%, 12/25/36	4,465
2,181		Series 2596, Class QB, IF, 1.98%, 05/25/34	2,043
2		Series G-17, Class S, FRN, HB, 513.36%, 06/25/21	44
163		Series G-28, Class S, IF, 9.57%, 09/25/21	186
122		Series G-35, Class M, 8.75%, 10/25/21	133
52		Series G-51, Class SA, IF, 16.49%, 12/25/21	69
210		Series G92-15, Class Z, 7.00%, 01/25/22	214
—	(h)	Series G92-27, Class SQ, IF, HB, 5040.60%, 05/25/22	63
643		Series G92-35, Class E, 7.50%, 07/25/22	678
—	(h)	Series G92-35, Class G, HB, 1184.78%, 07/25/22	15
73		Series G92-42, Class Z, 7.00%, 07/25/22	76
3,459		Series G92-44, Class ZQ, 8.00%, 07/25/22	3,673
2,034		Series G92-45, Class Z, 6.00%, 08/25/22	2,035

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   27

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
97	Series G92-52, Class FD, FRN, 5.55%, 09/25/22	96
876	Series G92-54, Class ZQ, 7.50%, 09/25/22	927
106	Series G92-59, Class F, FRN, 4.98%, 10/25/22	105
202	Series G92-61, Class Z, 7.00%, 10/25/22	201
167	Series G92-62, Class B, PO, 10/25/22	140
724	Series G93-1, Class KA, 7.90%, 01/25/23	775
159	Series G93-5, Class Z, 6.50%, 02/25/23	149
217	Series G93-14, Class J, 6.50%, 03/25/23	222
494	Series G93-17, Class SI, IF, 6.00%, 04/25/23	491
482	Series G93-27, Class FD, FRN, 6.41%, 08/25/23	493
114	Series G93-37, Class H, PO, 09/25/23	96
141	Series G95-1, Class C, 8.80%, 01/25/25	155
	Federal National Mortgage Association Whole Loan,
436	Series 2002-W5, Class A7, 6.25%, 08/25/30	437
683	Series 2002-W5, Class A10, IF, IO, 2.59%, 11/25/30	26
2,994	Series 2003-W1, Class 1A1, 6.50%, 12/25/42	3,059
1,003	Series 2003-W1, Class 2A, 7.50%, 12/25/42	1,047
515	Series 2003-W4, Class 2A, 6.50%, 10/25/42	526
3,645	Series 2004-W2, Class 2A2, 7.00%, 02/25/44	3,789
	Government National Mortgage Association,
2,416	Series 1994-3, Class PQ, 7.49%, 07/16/24	2,528
1,498	Series 1994-4, Class KQ, 7.99%, 07/16/24	1,569
6,721	Series 1994-7, Class PQ, 6.50%, 10/16/24	6,988
1,151	Series 1996-16, Class E, 7.50%, 08/16/26	1,192
1,722	Series 1997-8, Class PN, 7.50%, 05/16/27	1,792
418	Series 1997-11, Class D, 7.50%, 07/20/27	430
925	Series 1998-26, Class K, 7.50%, 09/17/25	970
5,366	Series 1999-4, Class ZB, 6.00%, 02/20/29	5,390
4,669	Series 1999-10, Class ZC, 6.50%, 04/20/29	4,761
637	Series 1999-15, Class E, 6.50%, 01/16/29	645
915	Series 1999-30, Class S, IF, IO, 3.01%, 08/16/29	69
52	Series 1999-33, Class SM, IF, 9.20%, 09/16/29	55
967	Series 1999-40, Class ZW, 7.50%, 11/20/29	1,003
1,491	Series 1999-41, Class Z, 8.00%, 11/16/29	1,563
440	Series 1999-44, Class PC, 7.50%, 12/20/29	456
5,789	Series 1999-44, Class ZC, 8.50%, 12/16/29	6,448
1,382	Series 1999-44, Class ZG, 8.00%, 12/20/29	1,446
1,129	Series 2000-6, Class Z, 7.50%, 02/20/30	1,165
537	Series 2000-9, Class Z, 8.00%, 06/20/30	564
5,742	Series 2000-9, Class ZJ, 8.50%, 02/16/30	6,182
1,010	Series 2000-12, Class ST, IF, 12.90%, 02/16/30	1,213
1,248	Series 2000-14, Class PD, 7.00%, 02/16/30	1,299
366	Series 2000-16, Class ZN, 7.50%, 02/16/30	379
7,645	Series 2000-21, Class Z, 9.00%, 03/16/30	8,358
945	Series 2000-26, Class TZ, 8.50%, 09/20/30	1,045
389	Series 2000-26, Class Z, 7.75%, 09/20/30	390
77	Series 2000-30, Class ST, IF, 11.05%, 12/16/22	87
1,165	Series 2000-31, Class Z, 9.00%, 10/20/30	1,211
339	Series 2000-34, Class SG, IF, IO, 2.99%, 10/20/30	9
655	Series 2000-35, Class ZA, 9.00%, 11/20/30	707
95	Series 2000-36, Class IK, IO, 9.00%, 11/16/30	19
484	Series 2000-37, Class B, 8.00%, 12/20/30	501
262	Series 2000-38, Class AH, 7.15%, 12/20/30	267
497	Series 2001-4, Class SJ, IF, IO, 2.61%, 01/19/30	41
844	Series 2001-6, Class SD, IF, IO, 2.96%, 03/16/31	62
1,287	Series 2001-7, Class PK, 6.50%, 03/20/31	1,326
3,564	Series 2001-8, Class Z, 6.50%, 03/20/31	3,640
58	Series 2001-32, Class WA, IF, 6.28%, 07/20/31	59
899	Series 2001-35, Class SA, IF, IO, 2.66%, 08/16/31	71
715	Series 2001-36, Class S, IF, IO, 2.46%, 08/16/31	56
368	Series 2001-60, Class VP, 6.50%, 07/20/17	370
2,800	Series 2001-64, Class MQ, 6.50%, 12/20/31	2,877
857	Series 2002-3, Class SP, IF, IO, 1.80%, 01/16/32	57
1,506	Series 2002-7, Class PG, 6.50%, 01/20/32	1,531
3,689	Series 2002-24, Class AG, IF, IO, 2.36%, 04/16/32	290
343	Series 2002-24, Class SB, IF, 3.54%, 04/16/32	320
8,950	Series 2002-31, Class SE, IF, IO, 1.91%, 04/16/30	638
2,912	Series 2002-40, Class UK, 6.50%, 06/20/32	3,025
145	Series 2002-41, Class SV, IF, 9.00%, 06/16/32	154
11,270	Series 2002-45, Class QE, 6.50%, 06/20/32	11,650
3,976	Series 2002-47, Class PG, 6.50%, 07/16/32	4,119
7,256	Series 2002-47, Class ZA, 6.50%, 07/20/32	7,374
205	Series 2002-51, Class SG, IF, 8.50%, 04/20/31	221
4,629	Series 2002-52, Class GH, 6.50%, 07/20/32	4,803
1,826	Series 2002-54, Class GB, 6.50%, 08/20/32	1,888
2,480	Series 2002-70, Class AV, 6.00%, 03/20/12	2,513
6,238	Series 2002-70, Class PS, IF, IO, 2.16%, 08/20/32	431
1,411	Series 2002-75, Class PB, 6.00%, 11/20/32	1,388
1,262	Series 2002-79, Class KV, 6.00%, 11/20/13	1,279
1,350	Series 2002-80, Class EB, 7.00%, 01/20/32	1,367

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
2,611	Series 2002-88, Class VA, 6.00%, 12/20/17	2,650
2,694	Series 2003-4, Class NI, IO, 5.50%, 01/20/32	381
1,454	Series 2003-4, Class NY, 5.50%, 12/20/13	1,462
4,438	Series 2003-11, Class SK, IF, IO, 2.11%, 02/16/33	361
2,044	Series 2003-12, Class SP, IF, IO, 2.16%, 02/20/33	145
473	Series 2003-24, Class PO, PO, 03/16/33	376
1,960	Series 2003-40, Class TC, 7.50%, 03/20/33	2,061
1,960	Series 2003-40, Class TJ, 6.50%, 03/20/33	2,037
1,120	Series 2003-46, Class MG, 6.50%, 05/20/33	1,177
2,072	Series 2003-46, Class TC, 6.50%, 03/20/33	2,145
1,486	Series 2003-52, Class AP, PO, 06/16/33	1,094
3,196	Series 2003-58, Class BE, 6.50%, 01/20/33	3,307
5,164	Series 2003-76, Class LS, IF, IO, 1.66%, 09/20/31	247
560	Series 2003-90, Class PO, PO, 10/20/33	448
1,296	Series 2003-95, Class SC, IF, IO, 1.43%, 09/17/31	17
1,820	Series 2003-98, Class PC, 5.00%, 02/20/29	1,803
6,836	Series 2003-112, Class SA, IF, IO, 0.96%, 12/16/33	318
13,434	Series 2004-11, Class SW, IF, IO, 0.18%, 02/20/34	483
1,725	Series 2004-28, Class S, IF, 4.29%, 04/16/34	1,685
26,739	Series 2004-68, Class SA, IF, IO, 1.26%, 05/20/31	1,332
2,654	Series 2004-73, Class AE, IF, 3.36%, 08/17/34	2,475
18,366	Series 2004-73, Class JL, IF, IO, 0.96%, 09/16/34	1,110
3,798	Series 2004-83, Class AP, IF, 2.18%, 10/16/34	3,561
32,820	Series 2005-3, Class SK, IF, IO, 1.21%, 01/20/35	2,170
33,618	Series 2005-17, Class SL, IF, IO, 1.16%, 07/20/34	1,967
777	Series 2006-38, Class ZL, 6.50%, 09/20/33	774
1,066	Series 2007-22, Class Z, 6.00%, 04/20/37	1,062
3,723	Series 2007-28, Class BO, PO, 05/20/37	2,858
	Vendee Mortgage Trust,
1,526	Series 1994-1, Class 1, VAR, 5.63%, 02/15/24	1,520
14,186	Series 1994-1, Class 2ZB, 6.50%, 02/15/24	14,858
2,210	Series 1996-1, Class 1Z, 6.75%, 02/15/26	2,319
1,464	Series 1996-2, Class 1Z, 6.75%, 06/15/26	1,532
3,436	Series 1997-1, Class 2Z, 7.50%, 02/15/27	3,632
4,157	Series 1998-1, Class 2E, 7.00%, 09/15/27	4,325
		1,224,681
	Non-Agency CMO — 13.2%
7,000	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, FRN, 4.85%, 09/25/35	6,616
	Banc of America Alternative Loan Trust,
654	Series 2003-1, Class A, PO, 02/25/33	491
1,083	Series 2003-11, Class PO, PO, 01/25/34	852
870	Series 2004-6, Class 15, PO, 07/25/34	683
1,433	Series 2005-5, Class 1CB1, 5.50%, 06/25/35	1,348
	Banc of America Funding Corp.,
2,912	Series 2003-3, Class 1A33, 5.50%, 10/25/33	2,847
1,787	Series 2004-1, Class PO, PO, 03/25/34	1,311
3,000	Series 2005-6, Class 2A7, 5.50%, 10/25/35	2,941
3,283	Series 2005-7, Class 30, PO, 11/25/35	2,097
1,477	Series 2005-8, Class 30, PO, 01/25/36	995
6,622	Series 2005-E, Class 4A1, FRN, 4.11%, 03/20/35	6,498
3,720	Series 2006-1, Class X, PO, 01/25/36	2,553
	Banc of America Mortgage Securities, Inc.,
727	Series 2003-7, Class A2, 4.75%, 09/25/18	708
1,161	Series 2003-8, Class A, PO, 11/25/33	856
16,069	Series 2004-3, Class 15, IO, VAR, 0.21%, 04/25/19	65
678	Series 2004-4, Class A, PO, 05/25/34	501
3,108	Series 2004-5, Class 2A2, 5.50%, 06/25/34	2,679
2,660	Series 2004-6, Class A, PO, 07/25/34	1,858
521	Series 2004-8, Class 5, PO, 05/25/32	396
1,359	Series 2004-8, Class X, PO, 10/25/34	993
867	Series 2004-9, Class 3, PO, 09/25/32	676
8,581	Series 2004-E, Class 2A5, FRN, 4.11%, 06/25/34	8,682
5,856	Series 2004-J, Class 3A1, FRN, 5.06%, 11/25/34	5,769
	Bear Stearns Adjustable Rate Mortgage Trust,
1,502	Series 2003-7, Class 3A, VAR, 4.95%, 10/25/33	1,491
869	Series 2004-4, Class A4, VAR, 3.52%, 06/25/34	858
19,778	Series 2006-1, Class A1, FRN, 4.63%, 02/25/36	19,370
2,691	Cendant Mortgage Corp., Series 2003-8, Class 1P, PO, 10/25/33	1,887
	Citicorp Mortgage Securities, Inc.,
675	Series 1993-14, Class A3, FRN, 6.76%, 11/25/23	676
8,633	Series 2004-1, Class 3A1, 4.75%, 01/25/34	8,387
1,752	Series 2004-5, Class 2A5, 4.50%, 08/25/34	1,687
	Citigroup Mortgage Loan Trust, Inc.,
1,248	Series 2003-1, Class 2, PO, 10/25/33	919
611	Series 2003-1, Class 2A6, PO, 10/25/33	343

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   29

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
1,030	Series 2003-1, Class 3, PO, 10/25/33	758
317	Series 2003-1, Class WPO1, PO, 06/15/16	276
1,120	Series 2003-UP3, Class A3, 7.00%, 09/25/33	1,131
1,516	Series 2003-UST1, Class 1, PO, 12/25/18	1,208
738	Series 2003-UST1, Class 3, PO, 12/25/18	581
4,852	Series 2003-UST1, Class A1, 5.50%, 12/25/18	4,785
1,416	Series 2005-1, Class 2A1A, VAR, 4.69%, 04/25/35	1,414
3,676	Series 2005-5, Class 1A2, FRN, 5.40%, 07/25/35	3,659
	Countrywide Alternative Loan Trust,
2,540	Series 2002-8, Class A4, 6.50%, 07/25/32	2,540
746	Series 2002-17, Class A7, 2.50%, 01/25/33	677
6,141	Series 2004-2CB, Class 1A9, 5.75%, 03/25/34	5,441
2,630	Series 2004-14T2, Class A5, 5.50%, 08/25/34	2,537
3,310	Series 2005-5R, Class A1, 5.25%, 12/25/18	3,283
38,607	Series 2005-22T1, Class A2, IF, IO, 0.00%, 06/25/35	687
2,109	Series 2005-26CB, Class A10, IF, 3.07%, 07/25/35	1,999
8,000	Series 2005-28CB, Class 1A4, 5.50%, 08/25/35	7,551
690	Series 2005-28CB, Class 1A5, 5.50%, 08/25/35	687
690	Series 2005-28CB, Class 3A5, 6.00%, 08/25/35	682
8,000	Series 2005-54CB, Class 1A11, 5.50%, 11/25/35	7,725
2,820	Series 2005-64CB, Class 1A9, 5.50%, 12/25/35	2,612
28,022	Series 2005-J1, Class 1A4, IF, IO, 0.00%, 02/25/35	374
	Countrywide Home Loan Mortgage Pass-Through Trust,
8,851	Series 2002-22, Class A20, 6.25%, 10/25/32	8,819
7,389	Series 2003-26, Class 1A6, 3.50%, 08/25/33	6,454
3,900	Series 2003-29, Class A1, 5.50%, 08/25/33	3,843
873	Series 2003-34, Class A11, 5.25%, 09/25/33	783
1,120	Series 2003-44, Class A9, PO, 10/25/33	773
1,127	Series 2003-J2, Class A17, IF, IO, 1.90%, 04/25/33	47
5,547	Series 2003-J7, Class 4A3, IF, 2.69%, 08/25/18	5,132
752	Series 2004-7 Class 2A1, FRN, 4.03%, 06/25/34	743
1,563	Series 2004-HYB1, Class 2A, VAR, 4.21%, 05/20/34	1,562
4,020	Series 2004-HYB3, Class 2A, VAR, 4.06%, 06/20/34	3,944
3,184	Series 2004-HYB6, Class A3, VAR, 5.10%, 11/20/34	3,147
2,288	Series 2004-J8, Class 1A2, 4.75%, 11/25/19	2,244
2,589	Series 2005-16, Class A21, 5.50%, 09/25/35	2,583
1,000	Series 2005-16, Class A23, 5.50%, 09/25/35	971
8,061	Series 2005-22, Class 2A1, FRN, 5.26%, 11/25/35	7,980
	CS First Boston Mortgage Securities Corp.,
3,380	Series 2003-23, Class 3A10, 5.75%, 09/25/33	3,378
2,071	Series 2003-25, Class 2A1, 4.50%, 10/25/18	2,000
689	Series 2004-5, Class 5P, PO, 08/25/19	543
1,635	Series 2005-9, Class AP, PO, 10/25/35	1,100
873	Series 2005-10, Class AP, PO, 11/25/35	576
	First Boston Mortgage Securities Corp.,
172	Series C, Class IO, IO, 10.97%, 04/25/17	48
95	Series C, Class PO, PO, 04/25/17	81
2,777	First Horizon Alternative Mortgage Securities, Series 2005-FA8, Class 1A19, 5.50%, 11/25/35	2,400
	First Horizon Asset Securities, Inc.,
335	Series 2003-3, Class 1A3, 4.50%, 05/25/33	334
989	Series 2003-7, Class 2A1, 4.50%, 09/25/18	954
2,604	Series 2003-9, Class 1A6, 5.50%, 11/25/33	2,180
8,327	Series 2004-AR7, Class 2A1, FRN, 4.92%, 02/25/35	8,240
10,646	Series 2005-AR1, Class 2A2, FRN, 5.01%, 04/25/35	10,529
	GMAC Mortgage Corp. Loan Trust,
1,956	Series 2003-J8, Class A, 5.25%, 12/25/33	1,883
6,246	Series 2005-AR3, Class 3A3, VAR, 4.85%, 06/19/35	6,178
5,000	Series 2005-AR3, Class 3A4, VAR, 4.85%, 06/19/35	4,918
	GSR Mortgage Loan Trust,
1,305	Series 2003-3F, Class 4A3, 5.75%, 04/25/33	1,232
4,300	Series 2004-6F, Class 3A4, 6.50%, 05/25/34	4,317
2,021	Series 2004-10F, Class 2A1, 5.00%, 08/25/19	1,990
790	Series 2004-13F, Class 3A3, 6.00%, 11/25/34	727
439	Series 2004-15F, Class AP, PO, 12/25/34	359
7,446	Series 2005-7F, Class 3A9, 6.00%, 09/25/35	7,436
9,192	Series 2006-1F, Class 2A4, 6.00%, 02/25/36	8,813
305	Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, FRN, 5.91%, 11/25/34	305
47,909	Indymac Index Mortgage Loan Trust, Series 2005-AR11, Class A7, FRN, IO, 0.72%, 08/25/35	766
6,072	Lehman Mortgage Trust, Series 2006-2, Class 1A1, VAR, 6.50%, 04/25/36	6,123

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Non-Agency CMO — Continued
		MASTR Adjustable Rate Mortgages Trust,
7,355		Series 2004-13, Class 2A1, FRN, 3.82%, 04/21/34	7,215
12,000		Series 2004-13, Class 3A6, FRN, 3.79%, 11/21/34	11,675
		MASTR Alternative Loans Trust,
1,245		Series 2003-9, Class 8A1, 6.00%, 01/25/34	1,240
3,399		Series 2004-3, Class 2A1, 6.25%, 04/25/34	3,403
1,728		Series 2004-6, Class 30, PO, 07/25/34	1,370
1,009		Series 2004-6, Class 7A1, 6.00%, 07/25/34	1,001
1,353		Series 2004-7, Class 30, PO, 08/25/34	1,074
5,990		Series 2004-8, Class 6A1, 5.50%, 09/25/19	5,957
1,877		Series 2004-10, Class 1A1, 4.50%, 09/25/19	1,788
		MASTR Asset Securitization Trust,
834		Series 2003-1, Class 2A12, 5.00%, 06/25/30	831
1,875		Series 2003-2, Class 2A1, 4.50%, 03/25/18	1,811
2,000		Series 2003-2, Class 2A10, 4.50%, 03/25/18	1,884
1,129		Series 2003-4, Class 2A2, 5.00%, 05/25/18	1,121
1,518		Series 2003-11, Class 6A2, 4.00%, 12/25/33	1,494
1,152		Series 2003-12, Class 30, PO, 12/25/33	868
4,063		Series 2003-12, Class 6A1, 5.00%, 12/25/33	3,886
772		Series 2004-1 Class 30, PO, 02/25/34	568
1,098		Series 2004-4, Class 3A1, 4.50%, 04/25/19	1,067
1,447		Series 2004-6, Class 15, PO, 05/25/19	1,142
7,944		Series 2004-8, Class 1A1, 4.75%, 08/25/19	7,723
806		Series 2004-8, Class PO, PO, 08/25/19	638
10,356		MASTR Resecuritization Trust, Series 2005-PO, Class 3, PO, 05/28/35 (e)	7,184
1,034		Medallion Trust (Australia), Series 2004-1G, Class A1, FRN, 5.64%, 05/25/35	1,024
283		Merrill Lynch Trust, Series 47, Class Z, 8.99%, 10/20/20	303
—	(h)	Morgan Stanley Mortgage Trust, Series 35, Class 2, IF, HB, 7309.80%, 04/20/21	1
4,464		MortgageIT Trust, Series 2005-1, Class 1A1, FRN, 5.83%, 02/25/35	4,434
		Nomura Asset Acceptance Corp.,
2,009		Series 2003-A1, Class A1, 5.50%, 05/25/33	1,965
1,370		Series 2003-A1, Class A2, 6.00%, 05/25/33	1,370
104		Series 2003-A1, Class A5, 7.00%, 04/25/33	103
296		Series 2003-A1, Class A7, 5.00%, 04/25/18	294
1,818		Series 2004-R2, Class A1, VAR, 6.50%, 10/25/34 (e)	1,859
		Paine Webber CMO Trust,
16		Series H, Class 4, 8.75%, 04/01/18	17
59		Series P, Class 4, 8.50%, 08/01/19	61
		Residential Accredit Loans, Inc.,
4,179		Series 2002-QS8, Class A5, 6.25%, 06/25/17	4,167
1,235		Series 2002-QS16, Class A3, IF, 5.11%, 10/25/17	1,212
2,480		Series 2003-QR19, Class CB4, 5.75%, 10/25/33	2,348
2,574		Series 2003-QS3, Class A2, IF, 4.39%, 02/25/18	2,526
2,390		Series 2003-QS3, Class A8, IF, IO, 2.09%, 02/25/18	146
6,232		Series 2003-QS9, Class A3, IF, IO, 2.05%, 05/25/18	391
5,390		Series 2003-QS12, Class A2A, IF, IO, 2.09%, 06/25/18	360
1,640		Series 2003-QS12, Class A5, IO, 5.00%, 06/25/18	252
11,208		Series 2003-QS14, Class A1, 5.00%, 07/25/18	10,890
3,820		Series 2003-QS18, Class A1, 5.00%, 09/25/18	3,714
1,680		Series 2004-QS8, Class A2, 5.00%, 06/25/34	1,652
3,000		Series 2005-QA6, Class A32, VAR, 5.63%, 05/25/35	3,021
2,412		Series 2005-QA7, Class A21, VAR, 4.82%, 07/25/35	2,378
766		Series 2006-QS4, Class A7, IF, 4.74%, 04/25/36	772
1,341		Series 2007-QS1, Class 1A1, 6.00%, 01/25/37	1,355
		Residential Asset Securitization Trust,
1,720		Series 2003-A13, Class A3, 5.50%, 01/25/34	1,628
501		Series 2003-A14, Class A1, 4.75%, 02/25/19	481
1,178		Series 2005-A11, Class PO, PO, 10/25/35	793
5,353		Series 2006-A4, Class 2A5, 6.00%, 05/25/36	5,379
		Residential Funding Mortgage Securities I,
7,208		Series 2003-S7, Class A17, 4.00%, 05/25/33	6,731
2,240		Series 2003-S12, Class 4A5, 4.50%, 12/25/32	2,128
1,680		Series 2003-S13, Class A3, 5.50%, 06/25/33	1,516
1,882		Series 2003-S14, Class A4, PO, 07/25/18	1,530
716		Series 2004-S6, Class 2A6, PO, 06/25/34	549
3,327		Series 2005-SA4, Class 1A1, VAR, 4.95%, 09/25/35	3,348
432		Residential Funding Securities Corp., Series 2003-RM2, Class AP3, PO, 05/25/33	348
31		Rural Housing Trust, Series 1987-1, Class 3B, 7.33%, 04/01/26	31
		Salomon Brothers Mortgage Securities VII, Inc.,
27		Series 2000-UP1, Class A2, 8.00%, 09/25/30	27
653		Series 2003-UP2, Class 1, PO, 12/25/18	543
4,200		Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.97%, 06/25/34	3,989

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   31

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
	Structured Asset Securities Corp.,
224	Series 2002-10H, Class 1AP, PO, 05/25/32	191
3,120	Series 2003-8, Class 1A2, 5.00%, 04/25/18	3,059
2,093	Series 2003-30, Class 1A1, 5.50%, 10/25/33	2,027
3,551	Series 2004-20, Class 1A3, 5.25%, 11/25/34	3,440
	WaMu Mortgage Pass Through Certificates,
1,398	Series 2003-AR4, Class A6, VAR, 3.42%, 05/25/33	1,389
2,240	Series 2003-AR7, Class A6, VAR, 3.03%, 08/25/33	2,211
4,525	Series 2003-S8, Class A4, 4.50%, 09/25/18	4,329
2,240	Series 2003-S8, Class A6, 4.50%, 09/25/18	2,134
1,272	Series 2003-S9, Class P, PO, 10/25/33	937
763	Series 2003-S10, Class A6, PO, 10/25/18	553
871	Series 2004-AR3, Class A2, VAR, 4.24%, 06/25/34	853
1,181	Series 2004-RS2, Class A4, 5.00%, 11/25/33	920
912	Series 2006-AR10, Class 2P, VAR, 0.00%, 09/25/36	781
	Washington Mutual Alternative Mortgage Pass-Through Certificates,
666	Series 2005-1, Class CP, PO, 03/25/35	445
39,586	Series 2005-2, Class 1A4, IF, IO, 0.00%, 04/25/35	590
10,180	Series 2005-2, Class 2A3, IF, IO, 0.00%, 04/25/35	147
7,000	Series 2005-4, Class CB7, 5.50%, 06/25/35	6,763
3,417	Series 2005-6, Class 2A4, 5.50%, 08/25/35	3,376
1,034	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-MS, Class 12A, 6.50%, 05/25/32	1,034
	Wells Fargo Mortgage Backed Securities Trust,
1,400	Series 2003-8, Class A9, 4.50%, 08/25/18	1,332
1,482	Series 2003-11, Class 1A, PO, 10/25/18	1,179
3,360	Series 2003-11, Class 1A4, 4.75%, 10/25/18	3,280
2,800	Series 2003-13, Class A7, 4.50%, 11/25/18	2,624
2,256	Series 2003-16, Class 2A1, 4.50%, 12/25/18	2,151
1,634	Series 2003-17, Class 2A4, 5.50%, 01/25/34	1,613
1,781	Series 2003-K, Class 1A2, FRN, 4.49%, 11/25/33	1,703
3,207	Series 2004-7, Class 2A1, 4.50%, 07/25/19	3,052
2,675	Series 2004-7, Class 2A2, 5.00%, 07/25/19	2,602
7,917	Series 2004-BB, Class A4, FRN, 4.56%, 01/25/35	7,808
6,690	Series 2004-EE, Class 3A1, FRN, 3.99%, 12/25/34	6,595
5,263	Series 2004-P, Class 2A1, FRN, 4.22%, 09/25/34	5,203
4,200	Series 2004-S, Class A5, FRN, 3.54%, 09/25/34	4,096
1,730	Series 2005-14, Class 2A, PO, 12/25/35	1,058
1,087	Series 2005-AR10, Class 2A4, FRN, 4.11%, 06/25/35	1,067
1,550	Series 2007-7, Class A7, 6.00%, 06/25/37	1,489
		487,682
	Total Collateralized Mortgage Obligations (Cost $1,747,884)	1,712,363
	Commercial Mortgage-Backed Securities — 1.5%
7,500	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class ASB, VAR, 5.35%, 09/10/47	7,366
	Bear Stearns Commercial Mortgage Securities,
134	Series 2000-WF1, Class A1, VAR, 7.64%, 02/15/32	135
1,662	Series 2004-T16, Class A2, 3.70%, 02/12/46	1,626
3,050	Series 2005-PWR9, Class AAB, 4.80%, 09/11/42	2,949
4,640	Series 2006-PW11, Class A4, VAR, 5.62%, 03/11/39	4,609
1,874	Series 2006-PW14, Class A1, 5.04%, 12/11/38	1,856
3,759	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A1, VAR, 5.91%, 03/15/49	3,786
8,860	CS First Boston Mortgage Securities Corp., Series 1998-C2, Class A2, 6.30%, 11/15/30	8,905
963	DLJ Commercial Mortgage Corp., Series 1999-CG2, Class A1B, VAR, 7.30%, 06/10/32	987
	Merrill Lynch Mortgage Trust,
2,500	Series 2005-LC1, Class A4, VAR, 5.29%, 01/12/44	2,450
5,100	Series 2005-MCP1, Class ASB, VAR, 4.67%, 06/12/43	4,908
3,950	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4, VAR, 5.61%, 02/12/39	3,914
	Morgan Stanley Capital I,
2,003	Series 2006-IQ12, Class A1, 5.26%, 12/15/43	1,994
1,431	Series 2006-T23, Class A1, 5.68%, 08/12/41	1,441
25	Morgan Stanley Dean Witter Capital I, Series 2002-TOP7, Class A2, 5.98%, 01/15/39	25
7,585	Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A2, 4.04%, 10/15/41	7,372
	Total Commercial Mortgage-Backed Securities (Cost $55,181)	54,323

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Corporate Bonds — 12.5%
	Aerospace & Defense — 0.1%
1,600	Northrop Grumman Corp., 7.13%, 02/15/11	1,698
884	Systems 2001 AT LLC (Cayman Islands), 7.16%, 12/15/11 (e)	920
5	United Technologies Corp., 6.10%, 05/15/12	5
		2,623
	Airlines — 0.1%
538	American Airlines, Inc., 7.02%, 10/15/09	546
	Continental Airlines, Inc.,
1,400	7.06%, 09/15/09	1,401
479	7.26%, 03/15/20	497
	United Airlines, Inc.,
507	6.07%, 03/01/13	510
673	6.20%, 09/01/08	672
		3,626
	Automobiles — 0.2%
	DaimlerChrysler NA Holding Corp.,
1,456	4.75%, 01/15/08	1,449
4,426	7.20%, 09/01/09	4,570
		6,019
	Beverages — 0.0% (g)
1,100	Anheuser-Busch Cos., Inc., 5.75%, 04/01/36	1,034
	Capital Markets — 2.2%
	Bear Stearns Cos., Inc. (The),
6,321	3.25%, 03/25/09 (c)	6,042
1,000	5.70%, 11/15/14	944
	Credit Suisse USA, Inc.,
616	4.70%, 06/01/09	614
1,200	4.88%, 01/15/15	1,141
1,400	5.50%, 08/15/13	1,400
8,639	6.13%, 11/15/11	8,864
	Goldman Sachs Group, Inc. (The),
1,865	3.88%, 01/15/09	1,830
2,096	4.75%, 07/15/13	1,983
1,000	5.15%, 01/15/14 (c)	959
1,535	5.25%, 10/15/13	1,484
10	5.70%, 09/01/12	10
2,800	6.25%, 09/01/17	2,804
2,095	6.35%, 02/15/34	1,880
2,142	6.60%, 01/15/12	2,209
560	6.65%, 05/15/09	573
6,329	6.88%, 01/15/11	6,598
286	7.35%, 10/01/09	297
	Lehman Brothers Holdings, Inc.,
1,516	4.00%, 01/22/08	1,504
2,090	4.80%, 03/13/14 (c)	1,947
800	5.75%, 05/17/13	787
2,300	6.00%, 07/19/12	2,297
2,167	6.63%, 01/18/12	2,216
370	7.88%, 11/01/09	389
	Merrill Lynch & Co., Inc.,
1,120	3.13%, 07/15/08	1,091
1,176	3.70%, 04/21/08	1,157
2,912	4.13%, 01/15/09	2,852
500	4.79%, 08/04/10	490
3,340	5.45%, 07/15/14 (c)	3,280
1,000	5.70%, 05/02/17	963
550	6.05%, 08/15/12	559
3,800	6.40%, 08/28/17	3,873
	Morgan Stanley,
728	4.25%, 05/15/10 (c)	708
2,133	4.75%, 04/01/14	1,994
1,000	5.30%, 03/01/13	978
1,300	5.75%, 08/31/12	1,298
3,612	6.60%, 04/01/12	3,743
7,421	6.75%, 04/15/11	7,734
504	8.00%, 06/15/10	538
1,904	State Street Corp., 7.65%, 06/15/10	2,021
		82,051
	Chemicals — 0.2%
1,680	Dow Capital BV (Netherlands), 8.50%, 06/08/10	1,822
	Dow Chemical Co. (The),
450	6.00%, 10/01/12	463
580	6.13%, 02/01/11	595
1,345	7.38%, 11/01/29	1,477
1,300	Monsanto Co., 7.38%, 08/15/12	1,399
		5,756
	Commercial Banks — 1.2%
1,500	Cadets Trust, 4.80%, 07/15/13 (e)	1,456
350	Fifth Third Bancorp, 5.45%, 01/15/17	337
3,080	Firstar Bank N.A., 7.13%, 12/01/09	3,227
308	HSBC Holdings plc (United Kingdom), 7.35%, 11/27/32	328
1,750	Huntington National Bank, 8.00%, 04/01/10	1,869
700	KEY Bank N.A., 7.50%, 09/15/08	713
2,296	Keycorp, 4.70%, 05/21/09	2,297

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   33

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
1,800	PNC Funding Corp., 5.25%, 11/15/15	1,744
	Popular North America, Inc.,
840	4.25%, 04/01/08	832
3,105	4.70%, 06/30/09	3,082
2,232	Royal Bank of Canada (Canada), 3.88%, 05/04/09	2,201
1,120	SunTrust Bank, 6.38%, 04/01/11	1,154
	U.S. Bank N.A.,
690	6.38%, 08/01/11	720
4,256	6.50%, 02/01/08	4,260
1,400	U.S. Bancorp, 7.50%, 06/01/26	1,600
1,064	Wachovia Bank N.A., 7.80%, 08/18/10	1,149
	Wachovia Corp.,
2,688	3.50%, 08/15/08	2,632
2,037	3.63%, 02/17/09	1,996
1,400	4.88%, 02/15/14	1,345
3,700	5.75%, 06/15/17	3,678
	Wells Fargo & Co.,
2,932	3.13%, 04/01/09	2,853
2,340	4.20%, 01/15/10	2,288
1,000	5.00%, 11/15/14 (c)	969
2,856	Wells Fargo Bank N.A., 7.55%, 06/21/10	3,025
		45,755
	Communications Equipment — 0.0% (g)
1,100	Cisco Systems, Inc., 5.50%, 02/22/16	1,096
	Computers & Peripherals — 0.1%
1,500	Hewlett-Packard Co., 5.40%, 03/01/17	1,478
	International Business Machines Corp.,
1,568	5.39%, 01/22/09	1,576
660	6.22%, 08/01/27	681
		3,735
	Consumer Finance — 1.0%
840	American Express Credit Corp., 3.00%, 05/16/08	826
	American General Finance Corp.,
2,281	4.50%, 11/15/07 (c)	2,275
1,120	5.38%, 10/01/12	1,102
238	Capital One Bank, 5.75%, 09/15/10	238
	Capital One Financial Corp.,
900	5.70%, 09/15/11	886
2,365	6.25%, 11/15/13	2,304
900	6.75%, 09/15/17	895
	HSBC Finance Corp.,
1,400	4.75%, 05/15/09	1,387
2,000	5.00%, 06/30/15	1,880
1,100	5.25%, 01/15/14	1,062
1,000	5.50%, 01/19/16	959
10,092	5.88%, 02/01/09	10,172
280	6.38%, 11/27/12	288
1,680	6.40%, 06/17/08	1,688
3,176	6.50%, 11/15/08	3,216
468	6.75%, 05/15/11	486
	International Lease Finance Corp.,
865	4.50%, 05/01/08 (c)	856
689	5.88%, 05/01/13 (c)	701
480	6.38%, 03/15/09	489
	SLM Corp.,
3,200	4.00%, 01/15/10	2,968
1,400	5.38%, 01/15/13	1,240
784	Toyota Motor Credit Corp., 2.88%, 08/01/08	766
952	Washington Mutual Financial Corp., 6.88%, 05/15/11	993
		37,677
	Diversified Financial Services — 1.8%
	Associates Corp. of North America,
1,400	7.95%, 02/15/10	1,480
2,484	8.15%, 08/01/09	2,634
1,470	8.55%, 07/15/09	1,550
	Bank of America Corp.,
2,688	3.88%, 01/15/08	2,670
1,000	5.25%, 12/01/15 (c)	965
1,000	5.63%, 10/14/16	986
1,484	7.40%, 01/15/11	1,578
7,373	7.80%, 02/15/10	7,842
600	Caterpillar Financial Services Corp., 5.50%, 03/15/16	598
2,100	CIT Group, Inc., 5.00%, 02/13/14	1,838
	Citigroup, Inc.,
700	3.50%, 02/01/08	694
1,000	4.70%, 05/29/15 (c)	942
1,000	5.50%, 02/15/17	976
3,292	5.63%, 08/27/12	3,324
420	6.20%, 03/15/09	428
	General Electric Capital Corp.,
2,240	3.50%, 05/01/08	2,212
2,968	4.25%, 01/15/08	2,953
2,000	4.38%, 11/21/11	1,942
1,176	4.63%, 09/15/09	1,171
8,957	5.88%, 02/15/12	9,176

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Financial Services — Continued
5,197	6.00%, 06/15/12	5,350
4,649	6.13%, 02/22/11	4,809
4,416	6.75%, 03/15/32	4,850
2,100	Pricoa Global Funding I, 3.90%, 12/15/08 (e)	2,060
1,630	Textron Financial Corp., 5.13%, 02/03/11	1,647
		64,675
	Diversified Telecommunication Services — 1.3%
2,295	AT&T, Inc., 5.63%, 06/15/16	2,264
1,232	Bell Telephone Co. of Pennsylvania, 8.35%, 12/15/30	1,447
1,288	Bellsouth Capital Funding Corp., 7.75%, 02/15/10	1,361
700	BellSouth Corp., 5.20%, 09/15/14	678
1,856	Bellsouth Telecommunications, Inc., 6.30%, 12/15/15	1,911
4,466	British Telecommunications plc (United Kingdom), 8.63%, 12/15/10	4,898
785	Deutsche Telekom International Finance BV (Netherlands), 5.25%, 07/22/13	765
	France Telecom S.A. (France),
4,695	7.75%, 03/01/11	5,025
1,000	8.50%, 03/01/31	1,277
3,164	Nynex Capital Funding Co., SUB, 8.23%, 10/15/09	3,339
	Sprint Capital Corp.,
1,665	6.90%, 05/01/19	1,692
1,680	7.63%, 01/30/11 (c)	1,784
560	8.38%, 03/15/12	619
1,534	8.75%, 03/15/32	1,771
	Telecom Italia Capital S.A. (Luxembourg),
1,415	4.00%, 11/15/08	1,390
1,600	5.25%, 11/15/13	1,542
1,512	TELUS Corp. (Canada), 8.00%, 06/01/11	1,640
1,120	Verizon Communications, 7.51%, 04/01/09	1,153
3,650	Verizon Florida, Inc., 6.13%, 01/15/13 (c)	3,753
	Verizon Global Funding Corp.,
4,621	7.25%, 12/01/10	4,877
1,540	7.38%, 09/01/12	1,670
823	Verizon Maryland, Inc., 6.13%, 03/01/12	843
880	Verizon New York, Inc., 7.38%, 04/01/32	930
1,193	Verizon Virginia, Inc., 4.63%, 03/15/13	1,143
		47,772
	Electric Utilities — 0.5%
392	Alabama Power Co., 4.70%, 12/01/10	387
392	Appalachian Power Co., 6.60%, 05/01/09	399
1,110	Arizona Public Service Co., 4.65%, 05/15/15	1,019
1,260	Carolina Power & Light Co., 5.13%, 09/15/13	1,236
1,300	CenterPoint Energy Houston Electric LLC, 5.75%, 01/15/14	1,305
2,814	Exelon Generation Co. LLC, 6.95%, 06/15/11	2,936
500	Florida Power & Light Co., 5.95%, 10/01/33 (c)	490
263	Kiowa Power Partners LLC, 4.81%, 12/30/13 (e)	259
2,560	Nisource Finance Corp., 6.15%, 03/01/13	2,596
1,600	Pacificorp, 4.30%, 09/15/08	1,582
675	Pepco Holdings, Inc., 6.45%, 08/15/12	701
	PSEG Power LLC,
2,190	5.50%, 12/01/15	2,136
1,322	7.75%, 04/15/11	1,418
1,255	8.63%, 04/15/31	1,541
		18,005
	Food & Staples Retailing — 0.2%
1,680	Kroger Co. (The), 8.05%, 02/01/10	1,778
2,930	Safeway, Inc., 4.13%, 11/01/08	2,896
1,200	Wal-Mart Stores, Inc., 5.25%, 09/01/35	1,048
		5,722
	Gas Utilities — 0.2%
220	Atmos Energy Corp., 5.13%, 01/15/13	213
1,008	KeySpan Gas East Corp., 7.88%, 02/01/10	1,063
	Spectra Energy Capital LLC,
3,645	6.25%, 02/15/13	3,743
980	8.00%, 10/01/19	1,098
1,150	TransCanada Pipelines Ltd. (Canada), 4.00%, 06/15/13	1,063
		7,180
	Health Care Providers & Services — 0.1%
2,035	UnitedHealth Group, Inc., 3.30%, 01/30/08	2,018
	Household Durables — 0.0% (g)
1,485	Centex Corp., 5.70%, 05/15/14	1,343
	Insurance — 1.3%
	American International Group, Inc.,
2,184	4.25%, 05/15/13	2,053
2,500	5.45%, 05/18/17	2,438
3,248	ASIF Global Financing XIX, 4.90%, 01/17/13 (e)	3,139
3,360	ASIF Global Financing XXIII, 3.90%, 10/22/08 (e)	3,301
2,520	Jackson National Life Global Funding, 6.13%, 05/30/12 (e)	2,616

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   35

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — Continued
	John Hancock Global Funding II,
1,400	3.50%, 01/30/09 (e)	1,370
1,512	7.90%, 07/02/10 (e)	1,637
2,980	Liberty Mutual Group, Inc., 5.75%, 03/15/14 (e)	2,927
2,464	MassMutual Global Funding II, 3.50%, 03/15/10 (e)	2,390
1,624	Metropolitan Life Global Funding I, 5.20%, 09/18/13 (e)	1,627
3,360	Monumental Global Funding II, 4.38%, 07/30/09 (e)	3,324
	Nationwide Financial Services,
1,130	5.90%, 07/01/12	1,144
1,182	6.25%, 11/15/11	1,210
	New York Life Global Funding,
1,330	3.88%, 01/15/09 (e)	1,307
3,920	5.38%, 09/15/13 (e)	4,007
848	Pacific Life Global Funding, 3.75%, 01/15/09 (e)	833
	Principal Life Global Funding I,
1,400	2.80%, 06/26/08 (e)	1,365
6,021	6.25%, 02/15/12 (e)	6,289
	Protective Life Secured Trust,
1,199	4.00%, 10/07/09	1,179
3,360	4.00%, 04/01/11	3,267
350	XL Capital Ltd. (Cayman Islands), 5.25%, 09/15/14 (c)	335
		47,758
	Media — 0.6%
2,813	Comcast Cable Communications Holdings, Inc., 8.38%, 03/15/13	3,147
	Comcast Cable Holdings LLC,
1,337	7.13%, 02/15/28	1,365
4,088	9.80%, 02/01/12	4,718
2,095	Comcast Corp., 5.50%, 03/15/11	2,094
1,022	Cox Communications, Inc., 7.75%, 11/01/10	1,087
	Historic TW, Inc.,
1,232	7.48%, 01/15/08	1,240
2,415	9.15%, 02/01/23	2,938
900	News America, Inc., 7.25%, 05/18/18	979
1,200	Time Warner Cable, Inc., 5.85%, 05/01/17 (e)	1,173
	Time Warner Entertainment Co. LP,
1,920	8.38%, 03/15/23	2,219
1,288	10.15%, 05/01/12	1,523
255	Time Warner, Inc., 7.70%, 05/01/32 (c)	279
		22,762
	Metals & Mining — 0.0% (g)
1,385	Alcoa, Inc., 5.55%, 02/01/17	1,350
	Multi-Utilities — 0.2%
1,113	Dominion Resources, Inc., 6.25%, 06/30/12	1,143
2,100	DTE Energy Co., 6.65%, 04/15/09	2,143
	Duke Energy Corp.,
2,800	4.20%, 10/01/08 (c)	2,765
2,016	5.63%, 11/30/12	2,040
		8,091
	Oil, Gas & Consumable Fuels — 0.3%
455	Alberta Energy Co., Ltd. (Canada), 7.38%, 11/01/31	498
1,000	ConocoPhillips Canada Funding Co. (Canada), 5.63%, 10/15/16	997
2,520	ConocoPhillips Co., 8.75%, 05/25/10	2,753
1,155	Husky Energy, Inc. (Canada), 6.15%, 06/15/19	1,160
1,230	Kerr-McGee Corp., 6.95%, 07/01/24	1,285
992	Pemex Project Funding Master Trust, 8.63%, 02/01/22	1,225
2,045	Pioneer Natural Resources Co., 5.88%, 07/15/16	1,797
		9,715
	Paper & Forest Products — 0.1%
	International Paper Co.,
1,904	4.00%, 04/01/10	1,847
879	4.25%, 01/15/09	863
216	5.85%, 10/30/12	219
1,008	6.50%, 11/15/07	1,008
700	Weyerhaeuser Co., 6.75%, 03/15/12	722
		4,659
	Personal Products — 0.0% (g)
856	Procter & Gamble Co., 9.36%, 01/01/21	1,068
	Pharmaceuticals — 0.0% (g)
790	Wyeth, 6.45%, 02/01/24	825
	Real Estate Management & Development — 0.0% (g)
392	ERP Operating LP, 4.75%, 06/15/09	387
	Road & Rail — 0.2%
	Burlington Northern Santa Fe Corp.,
1,375	6.13%, 03/15/09	1,393
1,425	7.13%, 12/15/10	1,500
	Norfolk Southern Corp.,
299	5.59%, 05/17/25	275
871	5.64%, 05/17/29	794
326	7.25%, 02/15/31	358

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Road & Rail — Continued
34		7.80%, 05/15/27	39
1,600		Union Pacific Corp., 5.65%, 05/01/17	1,573
			5,932
		Software — 0.1%
1,700		Oracle Corp. and Ozark Holding, Inc., 5.25%, 01/15/16	1,659
		Thrifts & Mortgage Finance — 0.3%
784		Bank United, 8.00%, 03/15/09	814
		Countrywide Home Loans, Inc.,
1,680		3.25%, 05/21/08 (c)	1,621
3,080		4.00%, 03/22/11	2,757
230		4.13%, 09/15/09	216
980		Washington Mutual Bank FA, 6.88%, 06/15/11	996
		Washington Mutual, Inc.,
2,921		4.20%, 01/15/10	2,802
1,000		4.63%, 04/01/14	905
1,400		World Savings Bank FSB, 4.50%, 06/15/09	1,393
			11,504
		Wireless Telecommunication Services — 0.2%
		New Cingular Wireless Services, Inc.,
4,047		7.88%, 03/01/11	4,359
1,215		8.75%, 03/01/31	1,515
2,500		Sprint Nextel Corp., 6.00%, 12/01/16	2,430
			8,304
		Total Corporate Bonds (Cost $460,100)	460,101
		Foreign Government Securities — 0.6%
		Province of Quebec (Canada),
6,441		5.75%, 02/15/09 (c)	6,541
560		SUB, 7.37%, 03/06/26	674
		United Mexican States (Mexico),
2,313		4.63%, 10/08/08 (c)	2,293
2,035		5.88%, 01/15/14	2,080
2,105		6.38%, 01/16/13	2,201
4,881		7.50%, 04/08/33	5,818
2,925		8.30%, 08/15/31	3,770
		Total Foreign Government Securities (Cost $21,447)	23,377
		Mortgage Pass-Through Securities — 9.5%
		Federal Home Loan Mortgage Corp. Gold Pools,
12,680		4.00%, 04/01/14 – 05/01/19	12,142
990		4.50%, 08/01/18	952
35,896		5.00%, 01/01/34 – 09/01/34	34,226
330		5.50%, 06/01/17	329
10,034		5.50%, 10/01/33 – 07/01/35	9,828
372		6.00%, 04/01/18	376
878		6.00%, 12/01/22	887
1,941		6.00%, 12/01/33 – 01/01/34	1,946
847		6.50%, 08/01/16 – 12/01/17	865
2,516		6.50%, 11/01/22	2,583
6,027		6.50%, 11/01/34 – 11/01/36	6,123
133		7.00%, 04/01/17	137
81		7.00%, 07/01/29	83
570		7.00%, 07/01/32 – 08/01/32	588
635		7.50%, 09/01/10 – 11/01/15	650
163		8.50%, 11/01/15	175
		Federal Home Loan Mortgage Corp. Conventional Pools,
—	(h)	7.50%, 07/01/16	—	(h)
55		12.00%, 08/01/15 – 07/01/19	60
4,383		ARM, 4.13%, 04/01/34	4,309
2,670		ARM, 4.27%, 12/01/33	2,691
2,000		ARM, 5.05%, 08/01/35	1,988
682		ARM, 5.15%, 09/01/32	684
1,914		ARM, 5.61%, 01/01/37	1,921
3,235		ARM, 5.77%, 11/01/36	3,252
961		ARM, 5.88%, 02/01/37	961
7,348		ARM, 5.89%, 10/01/36	7,398
229		ARM, 6.98%, 07/01/19	231
146		ARM, 7.22%, 04/01/30	147
		Federal National Mortgage Association Various Pools,
973		3.50%, 04/01/19	890
15,666		4.00%, 07/01/18 – 12/01/20	14,766
2,762		4.50%, 11/01/14	2,722
30,845		4.50%, 06/01/18 – 12/01/19	29,650
5,305		4.50%, 11/01/33 – 02/01/35	4,917
27,414		5.00%, 04/01/18 – 09/01/19	26,871
1,534		5.00%, 12/01/32	1,457
25,696		5.00%, 06/01/33 – 09/01/35	24,491
2,485		5.50%, 06/01/12 – 09/01/17	2,477
14,513		5.50%, 07/01/19 – 09/01/19	14,447
20,991		5.50%, 12/01/33	20,560
2,093		6.00%, 02/01/14 – 04/01/24	2,114
2,822		6.00%, 06/01/16 – 07/01/21	2,856
5,833		6.00%, 01/01/29 – 09/01/33	5,854
1,547		6.50%, 03/01/17 – 08/01/20	1,577
5,461		6.50%, 05/01/22 – 04/01/36	5,595
1,235		6.50%, 03/01/29 – 08/01/31	1,266

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   37

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Mortgage Pass-Through Securities — Continued
1,642		7.00%, 03/01/17 – 09/01/17	1,697
1,614		7.00%, 01/01/24	1,666
1,591		7.00%, 12/01/36	1,627
168		7.50%, 03/01/17	174
—	(h)	7.50%, 07/01/30	—	(h)
447		8.00%, 11/01/12 – 11/01/15	461
2,566		8.00%, 03/01/27 – 11/01/28	2,715
247		9.00%, 05/01/18 – 04/01/26	267
71		9.50%, 07/01/28	78
463		10.89%, 04/15/19	525
53		12.50%, 01/01/16	59
3,897		ARM, 3.69%, 08/01/33	3,905
2,083		ARM, 4.11%, 09/01/33	2,032
1,372		ARM, 4.15%, 01/01/34	1,358
1,748		ARM, 4.49%, 11/01/34	1,724
863		ARM, 4.53%, 01/01/36	851
658		ARM, 4.55%, 07/01/34	669
938		ARM, 4.68%, 05/01/35	941
8,040		ARM, 4.70%, 04/01/35	7,954
2,606		ARM, 4.75%, 11/01/34	2,575
13,392		ARM, 4.84%, 01/01/35	13,279
3,087		ARM, 4.84%, 09/01/35	3,097
1,588		ARM, 4.90%, 08/01/35	1,587
1,266		ARM, 4.91%, 02/01/35	1,253
2,430		ARM, 4.95%, 08/01/34	2,411
2,732		ARM, 4.99%, 01/01/35	2,702
1,257		ARM, 5.00%, 08/01/34	1,250
4,157		ARM, 5.01%, 05/01/35	4,140
1,952		ARM, 5.02%, 08/01/34	1,937
2,512		ARM, 5.08%, 10/01/34	2,502
4,154		ARM, 5.12%, 11/01/33	4,127
1,706		ARM, 5.20%, 02/01/36	1,687
2,942		ARM, 5.32%, 09/01/36	2,907
4,881		ARM, 5.49%, 06/01/36	4,884
358		ARM, 5.54%, 09/01/27	360
366		ARM, 5.55%, 03/01/29	361
26		ARM, 5.58%, 01/01/19	26
79		ARM, 6.76%, 03/01/19	79
		Government National Mortgage Association Pools,
4,423		5.50%, 06/15/33 – 09/15/34	4,353
579		6.50%, 06/15/17 – 12/15/17	593
1,727		6.50%, 03/15/28 – 04/15/33	1,766
2,794		7.00%, 02/15/33 – 04/15/37	2,901
457		7.50%, 11/15/22 – 11/15/31	478
1,039		8.00%, 01/15/16	1,093
419		8.00%, 09/15/22 – 08/15/28	444
100		8.50%, 05/20/25	107
10		9.00%, 12/15/16	11
		Total Mortgage Pass-Through Securities (Cost $354,438)	349,655
		Municipal Bond — 0.1%
3,000		State of Illinois, Taxable Pension, GO, 5.10%, 06/01/33 (Cost $3,000)	2,806
		Supranational — 0.0% (g)
560		Corp. Andina de Fomento, 5.20%, 05/21/13 (Cost $559)	556
		U.S. Government Agency Securities — 0.9%
17,693		Federal Home Loan Bank System, 4.72%, 09/20/12	17,334
1,260		Federal Home Loan Mortgage Corp., 5.75%, 01/15/12 (c)	1,309
41		Federal Housing Authority, 7.43%, 08/01/20	41
		Federal National Mortgage Association,
2,240		5.50%, 03/15/11	2,294
1,778		6.13%, 03/15/12 (c)	1,875
4,822		6.25%, 02/01/11	5,050
5,881		7.25%, 01/15/10	6,209
		Total U.S. Government Agency Securities (Cost $34,197)	34,112
		U.S. Treasury Obligations — 19.8%
		U.S. Treasury Bonds,
4,685		6.13%, 11/15/27 (c)	5,433
1,000		6.25%, 08/15/23 (c)	1,153
1,120		7.13%, 02/15/23 (c)	1,395
24,490		7.25%, 08/15/22 (m)	30,712
1,142		7.50%, 11/15/16 (c)	1,389
1,680		7.63%, 02/15/25 (c)	2,219
8,717		7.88%, 02/15/21 (m)	11,336
4,870		8.75%, 05/15/17 (c)	6,427
4,789		8.75%, 08/15/20 (c)	6,596
336		8.88%, 02/15/19 (c)	458
4,094		9.88%, 11/15/15 (m)	5,584
4,454		10.38%, 11/15/12 (m)	4,508
3,650		11.25%, 02/15/15 (m)	5,203
14,721		11.75%, 11/15/14 (m)	17,026
45,445		12.00%, 08/15/13 (m)	48,616
3,095		12.50%, 08/15/14 (m)	3,568

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	U.S. Treasury Obligations — Continued
	U.S. Treasury Bonds Coupon STRIPS,
4,246	05/15/08	4,122
1,500	11/15/08 (c)	1,427
2,165	05/15/09	2,020
4,000	11/15/09 (c)	3,657
7,070	02/15/10 (c)	6,399
22,233	02/15/11 (c)	19,302
13,820	08/15/11 (c)	11,741
15,692	05/15/12 (c)	13,027
21,507	11/15/12 (c)	17,274
36,586	02/15/13 (c)	29,046
27,671	08/15/13 (c)	21,470
6,750	11/15/13 (c)	5,166
22,553	02/15/14 (m)	17,044
13,929	05/15/14 (m)	10,379
21,764	08/15/14 (m)	16,029
23,774	11/15/14 (c)	17,293
19,909	02/15/15 (m)	14,229
5,395	05/15/15 (c)	3,815
20,193	08/15/15 (c)	14,088
32,813	11/15/15 (c)	22,545
68,923	02/15/16 (c)	46,854
15,972	05/15/16 (c)	10,698
2,632	08/15/16	1,743
7,161	11/15/16 (c)	4,675
13,834	02/15/17 (c)	8,927
16,325	05/15/17 (c)	10,354
11,100	11/15/17 (c)	6,856
46,499	05/15/18 (c)	27,933
19,672	02/15/19 (c)	11,326
2,275	05/15/20	1,220
1,008	02/15/22 (c)	492
7,869	02/15/23 (c)	3,680
	U.S. Treasury Bonds Principal STRIPS,
1,500	05/15/08 (c)	1,454
5,317	11/15/09 (c)	4,861
19,850	11/15/12 (c)	15,935
8,096	11/15/15 (c)	5,562
	U.S. Treasury Inflation Indexed Bonds,
13,022	3.63%, 04/15/28 (m)	15,601
22,731	4.25%, 01/15/10 (c)	23,610
3,557	U.S. Treasury Inflation Indexed Notes, 3.88%, 01/15/09 (c)	3,606
	U.S. Treasury Notes,
560	3.13%, 09/15/08 (c)	554
1,000	3.38%, 10/15/09 (c)	983
12,925	3.50%, 08/15/09 (c)	12,756
4,000	3.50%, 02/15/10 (c)	3,935
12,290	4.00%, 06/15/09 (c)	12,245
3,645	4.00%, 02/15/14 (c)	3,576
3,300	4.63%, 10/31/11 (c)	3,348
6,805	4.75%, 05/15/14 (c)	6,959
500	4.88%, 05/15/09 (c)	505
8,500	5.00%, 07/31/08 (c)	8,541
13,497	6.00%, 08/15/09 (c)	13,950
51,016	6.50%, 02/15/10 (m)	53,706
	Total U.S. Treasury Obligations (Cost $724,330)	728,141

SHARES	SECURITY DESCRIPTION	VALUE ($)
Common Stock — 0.0% (g)
	Independent Power Producers & Energy Traders — 0.0% (g)
1	Dynegy, Inc., Class A (a) (Cost $—)	7
	Total Long-Term Investments (Cost $3,471,050)	3,434,895
Short-Term Investment — 6.4%
	Investment Company — 6.4%
236,759	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (Cost $236,759)	236,759

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 7.1%
	Asset-Backed Securities — 0.1%
5,201	GSAA, Series 2006-3, Class A1, FRN, 5.59%, 02/22/08	5,201
444	MABS, Series 2006-NC1, Class A1, FRN, 5.59%, 02/25/08	444
		5,645
	Certificates of Deposit — 0.7%
14,998	Bank of New York, FRN, 5.40%, 05/02/08	14,998
10,000	Barclays, New York, 5.34%, 09/28/07 (United Kingdom)	10,000
		24,998

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   39

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
	Corporate Notes — 5.2%
4,000	Allstate Life Global Funding Trusts, FRN, 5.51%, 08/27/08	4,000
4,000	American Express Credit Corp., FRN, 5.62%, 01/15/08	4,000
11,000	Banque Federative du Credit Mutuel, FRN, 5.55%, 08/13/08 (France)	11,000
11,500	BBVA Senior Finance S.A., FRN, 5.41%, 03/12/10 (Spain)	11,500
25,000	Berkshire Hathaway Finance, FRN, 5.41%, 01/11/08	25,000
2,499	Beta Finance, Inc., FRN, 5.39%, 02/20/09	2,499
12,000	Caixa Catal, FRN, 5.39%, 07/07/08 (Spain)	12,000
13,000	CDC Financial Production, Inc., FRN, 5.53%, 09/28/07	13,000
500	Citigroup Global Markets, Inc., FRN, 5.53%, 09/07/07	500
10,000	Dorada Finance Inc., FRN, 5.37%, 01/14/08	10,000
2,000	Fifth Third Bancorp, FRN, 5.50%, 08/22/08	2,000
10,000	General Electric Capital Corp., FRN, 5.40%, 03/12/10	10,000
5,000	Goldman Sachs Group, Inc., FRN, 5.54%, 12/28/07	5,000
9,999	Liberty Lighthouse U.S. Capital, FRN, 5.34%, 02/04/08	9,999
9,200	Macquarie Bank Ltd., FRN, 5.53%, 08/20/08 (Australia)	9,200
11,000	Metropolitan Life Global Funding, FRN, 5.49%, 08/22/08	11,000
10,000	Monumental Global Fund, FRN, 5.55%, 05/24/10	10,000
5,500	Morgan Stanley, FRN, 5.56%, 09/30/08	5,500
13,999	National City Bank Cleveland, FRN, 5.33%, 10/04/07	13,999
	Pricoa Global Funding I, FRN,
9,000	5.41%, 12/15/09	9,000
5,000	5.49%, 08/27/08	5,000
7,500	World Savings Bank FSB, FRN, 5.60%, 06/20/08	7,500
		191,697
	Funding Agreement — 0.4%
14,000	Beneficial Life Insurance Co., FRN, 5.59%, 11/30/07	14,000
	Repurchase Agreements — 0.7%
15,657	Banc of America Securities LLC, 5.40%, dated 08/31/07, due 09/04/07, repurchase price $15,666, collateralized by U.S. Government Agency Mortgages	15,657
7,000	Barclays Capital, Inc., 5.40%, dated 08/31/07, due 09/04/07, repurchase price $7,004, collateralized by U.S. Government Agency Mortgages	7,000
4,000	UBS Securities LLC, 5.28%, dated 08/31/07, due 09/04/07, repurchase price $4,002, collateralized by U.S. Government Agency Mortgages	4,000
		26,657
	Total Investments of Cash Collateral for Securities on Loan (Cost $262,997)	262,997
	Total Investments — 106.8% (Cost $3,970,806)	3,934,651
	Liabilities in Excess of Other Assets — (6.8)%	(251,644)
	NET ASSETS — 100.0%	$3,683,007

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.0%
	Asset-Backed Securities — 1.0%
242	BankBoston Home Equity Loan Trust, Series 1998-1, Class A6, 6.35%, 02/25/13	241
1,500	Capital One Prime Auto Receivables Trust, Series 2006-2, Class A3, 4.98%, 09/15/10	1,493
1,200	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.15%, 06/15/39	1,206
1,160	Community Program Loan Trust, Series 1987-A, Class A4, 4.50%, 10/01/18	1,144
	Countrywide Asset-Backed Certificates,
2,240	Series 2004-6, Class M1, FRN, 6.10%, 10/25/34	2,194
500	Series 2004-13, Class MV8, FRN, 7.21%, 01/25/35 (i)	372
167	CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.51%, 08/25/32	165
	Long Beach Mortgage Loan Trust,
68	Series 2004-2, Class B, FRN, 6.94%, 06/25/34 (e) (i)	14
250	Series 2004-5, Class M6, FRN, 8.00%, 09/25/34	150
1,000	MBNA Credit Card Master Note Trust, Series 2003-C1, Class C1, FRN, 7.31%, 06/15/12	1,016
1,155	Wachovia Auto Owner Trust, Series 2006-A, Class A3, 5.35%, 02/22/11	1,155
	Total Asset-Backed Securities (Cost $9,358)	9,150
	Collateralized Mortgage Obligations — 36.0%
	Agency CMO — 23.4%
1,581	Federal Home Loan Bank System, Series 2000, Class Y, 5.27%, 12/28/12	1,584
	Federal Home Loan Mortgage Corp., REMICS,
75	Series 11, Class D, 9.50%, 07/15/19	78
35	Series 38, Class D, 9.50%, 05/15/20	38
18	Series 81, Class A, 8.13%, 11/15/20	17
48	Series 84, Class F, 9.20%, 10/15/20	51
26	Series 109, Class I, 9.10%, 01/15/21	26
8	Series 198, Class Z, 8.50%, 09/15/22	8
330	Series 201, Class Z, 8.00%, 02/15/23	329
105	Series 1254, Class N, 8.00%, 04/15/22	105
334	Series 1316, Class Z, 8.00%, 06/15/22	350
96	Series 1343, Class LB, 7.50%, 08/15/22	96
201	Series 1456, Class Z, 7.50%, 01/15/23	203
864	Series 1538, Class J, 6.50%, 06/15/08	862
1,000	Series 1543, Class VN, 7.00%, 07/15/23	1,039
67	Series 1556, Class H, 6.50%, 08/15/13	69
91	Series 1561, Class J, 6.50%, 08/15/08	91
420	Series 1577, Class PV, 6.50%, 09/15/23	422
217	Series 1595, Class D, 7.00%, 10/15/13	222
152	Series 1611, Class JC, IF 10.00%, 08/15/23	157
2,848	Series 1628, Class LZ, 6.50%, 12/15/23	2,929
298	Series 1630, Class PJ, 6.00%, 05/15/23	299
1,000	Series 1630, Class PK, 6.00%, 11/15/23	1,014
341	Series 1637, Class G, 6.00%, 06/15/23	341
192	Series 1667, Class B, 6.00%, 01/15/09	192
16	Series 1671, Class QC, IF, 10.00%, 02/15/24	19
251	Series 1796, Class B, 6.50%, 12/15/08	251
277	Series 2022, Class PE, 6.50%, 01/15/28	285
1,780	Series 2036, Class PG, 6.50%, 01/15/28	1,804
1,534	Series 2055, Class OE, 6.50%, 05/15/13	1,565
259	Series 2089, Class PJ, IO, 7.00%, 10/15/28	49
7,052	Series 2091, Class PG, 6.00%, 11/15/28	7,143
615	Series 2123, Class PE, 6.00%, 12/15/27	617
169	Series 2132, Class PD, 6.00%, 11/15/27	169
78	Series 2161, Class PG, 6.00%, 04/15/28	78
711	Series 2201, Class C, 8.00%, 11/15/29	742
240	Series 2261, Class ZY, 7.50%, 10/15/30	244
2,419	Series 2293, Class ZA, 6.00%, 03/15/31	2,429
445	Series 2297, Class NB, 6.00%, 03/15/16	452
401	Series 2310, Class Z, 6.00%, 04/15/31	402
148	Series 2313, Class LA, 6.50%, 05/15/31	153
3,519	Series 2330, Class PE, 6.50%, 06/15/31	3,572
1,349	Series 2344, Class QG, 6.00%, 08/15/16	1,370
1,458	Series 2345, Class PQ, 6.50%, 08/15/16	1,497
1,211	Series 2368, Class TG, 6.00%, 10/15/16	1,231
2,393	Series 2394, Class MC, 6.00%, 12/15/16	2,433
899	Series 2399, Class PG, 6.00%, 01/15/17	916
300	Series 2410, Class QB, 6.25%, 02/15/32	304
1,000	Series 2430, Class WF, 6.50%, 03/15/32	1,036
2,000	Series 2466, Class DH, 6.50%, 06/15/32	2,071
2,000	Series 2543, Class YX, 6.00%, 12/15/32	1,980
1,236	Series 2557, Class WJ, 5.00%, 07/15/14	1,234
584	Series 2564, Class BM, 4.50%, 02/15/33	550
390	Series 2602, Class BX, 3.50%, 12/15/22	362
1,515	Series 2613, Class H, 4.50%, 05/15/18	1,404
2,000	Series 2617, Class GR, 4.50%, 05/15/18	1,881
1,277	Series 2630, Class KX, 4.05%, 06/15/18	1,179
6,029	Series 2636, Class Z, 4.50%, 06/15/18	5,659
9,382	Series 2641, Class SK, IF, IO, 1.54%, 01/15/18	565
1,115	Series 2656, Class AC, 6.00%, 08/15/33	1,130
1,068	Series 2668, Class SB, IF, 2.21%, 10/15/15	972
3,500	Series 2686, Class GB, 5.00%, 05/15/20	3,488
5,000	Series 2708, Class N, 4.00%, 11/15/18	4,624

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   41

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
2,000	Series 2716, Class UN, 4.50%, 12/15/23	1,892
552	Series 2755, Class SA, IF, 2.98%, 05/15/30	510
1,783	Series 2756, Class NA, 5.00%, 02/15/24	1,726
3,000	Series 2762, Class LD, 5.00%, 10/15/27	2,987
2,000	Series 2764, Class OE, 4.50%, 03/15/19	1,873
2,000	Series 2764, Class UC, 5.00%, 05/15/27	1,992
1,142	Series 2776, Class SK, IF, 0.66%, 04/15/34	794
302	Series 2811, Class PO, PO, 06/15/34	170
451	Series 2827, Class SQ, FRN, 7.10%, 01/15/19	455
5,607	Series 2888, Class IN, IO, 5.00%, 10/15/18	692
711	Series 2958, Class KB, 5.50%, 04/15/35	713
731	Series 3031, Class BN, IF, 0.72%, 08/15/35	537
982	Series 3059, Class B, 5.00%, 02/15/35	899
1,000	Series 3064, Class OG, 5.50%, 06/15/34	992
1,773	Series 3117, Class EO, PO, 02/15/36	1,350
3,239	Series 3134, Class PO, PO, 03/15/36	2,406
934	Series 3138, Class PO, PO, 04/15/36	697
1,861	Series 3152, Class MO, PO, 03/15/36	1,343
995	Series 3331, Class PO, 06/15/37	729
451	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-54, Class 2A, 6.50%, 02/25/43	456
	Federal Home Loan Mortgage Corp.-Government National Mortgage Association,
390	Series 23, Class KZ, 6.50%, 11/25/23	403
2,665	Series 24, Class J, 6.25%, 11/25/23	2,700
393	Series 31, Class Z, 8.00%, 04/25/24	401
	Federal National Mortgage Association, REMICS,
28	Series 1988-13, Class C, 9.30%, 05/25/18	30
277	Series 1989-72, Class E, 9.35%, 10/25/19	304
9	Series 1989-98, Class H, 11.50%, 12/25/19	10
18	Series 1990-1, Class D, 8.80%, 01/25/20	20
24	Series 1990-110, Class H, 8.75%, 09/25/20	26
16	Series 1990-117, Class E, 8.95%, 10/25/20	18
160	Series 1991-141, Class PZ, 8.00%, 10/25/21	170
79	Series 1992-31, Class M, 7.75%, 03/25/22	84
90	Series 1992-79, Class Z, 9.00%, 06/25/22	97
73	Series 1992-101, Class J, 7.50%, 06/25/22	74
899	Series 1992-188, Class PZ, 7.50%, 10/25/22	944
69	Series 1993-23, Class PZ, 7.50%, 03/25/23	73
44	Series 1993-55, Class K, 6.50%, 05/25/08	44
367	Series 1993-56, Class PZ, 7.00%, 05/25/23	384
361	Series 1993-60, Class Z, 7.00%, 05/25/23	377
657	Series 1993-79, Class PL, 7.00%, 06/25/23	687
30	Series 1993-86, Class H, 6.50%, 06/25/08	30
1,059	Series 1993-141, Class Z, 7.00%, 08/25/23	1,098
551	Series 1993-149, Class M, 7.00%, 08/25/23	576
450	Series 1993-160, Class AJ, 6.50%, 04/25/23	453
1,770	Series 1993-160, Class ZA, 6.50%, 09/25/23	1,850
184	Series 1993-165, Class SA, IF, 5.51%, 09/25/23	186
252	Series 1993-175, Class PG, 6.50%, 09/25/08	252
20	Series 1993-205, Class H, PO, 09/25/23	17
120	Series 1993-255, Class E, 7.10%, 12/25/23	125
450	Series 1993-257, Class C, PO, 06/25/23	399
944	Series 1994-1, Class L, 6.50%, 01/25/14	963
4,262	Series 1994-23, Class PX, 6.00%, 08/25/23	4,310
840	Series 1994-28, Class K, 6.50%, 08/25/23	843
29	Series 1994-32, Class Z, 6.50%, 03/25/09	29
267	Series 1994-65, Class PK, PO, 04/25/24	226
375	Series 1995-4, Class Z, 7.50%, 10/25/22	409
70	Series 1995-19, Class K, 6.50%, 09/25/08	70
649	Series 1995-19, Class Z, 6.50%, 11/25/23	691
256	Series 1996-59, Class K, 6.50%, 07/25/23	258
289	Series 1997-11, Class E, 7.00%, 03/18/27	303
112	Series 1997-27, Class J, 7.50%, 04/18/27	118
500	Series 1997-42, Class EG, 8.00%, 07/18/27	561
1,886	Series 1997-63, Class ZA, 6.50%, 09/18/27	1,955
2,172	Series 1999-47, Class JZ, 8.00%, 09/18/29	2,348
790	Series 2000-8, Class Z, 7.50%, 02/20/30	837
1,502	Series 2001-4, Class PC, 7.00%, 03/25/21	1,563
1,007	Series 2001-5, Class OW, 6.00%, 03/25/16	1,021
1,000	Series 2002-11, Class QG, 5.50%, 03/25/17	1,004
5,000	Series 2002-18, Class PC, 5.50%, 04/25/17	5,045
1,000	Series 2002-55, Class QE, 5.50%, 09/25/17	999
818	Series 2002-61, Class PE, 5.50%, 05/25/16	818
1,670	Series 2002-63, Class KC, 5.00%, 10/25/17	1,650
2,000	Series 2002-74, Class PD, 5.00%, 11/25/15	1,991
2,500	Series 2003-8, Class QD, 5.00%, 09/25/16	2,473
2,000	Series 2003-47, Class PE, 5.75%, 06/25/33	1,915
491	Series 2003-60, Class DA, 4.25%, 06/25/21	473
2,505	Series 2003-73, Class GA, 3.50%, 05/25/31	2,346
2,000	Series 2003-83, Class PG, 5.00%, 06/25/23	1,938
117	Series 2003-91, Class SD, IF, 3.32%, 09/25/33	104
2,000	Series 2003-106, Class WE, 4.50%, 11/25/22	1,900
1,000	Series 2003-128, Class KE, 4.50%, 01/25/14	982
9,247	Series 2003-128, Class NG, 4.00%, 01/25/19	8,379
1,000	Series 2004-8, Class GD, 4.50%, 10/25/32	933
1,000	Series 2004-21, Class AE, 4.00%, 04/25/19	897
224	Series 2004-22, Class A, 4.00%, 04/25/19	209
198	Series 2004-29, Class WS, IF, 1.25%, 02/25/19	160

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
1,000	Series 2004-53, Class NC, 5.50%, 07/25/24	993
1,000	Series 2004-101, Class PD, 5.00%, 06/25/30	977
2,080	Series 2005-48, Class OM, 5.00%, 03/25/30	2,056
2,275	Series 2005-59, Class PC, 5.50%, 03/25/31	2,250
6,800	Series 2005-68, Class BC, 5.25%, 06/25/35	6,451
4,255	Series 2005-68, Class JK, 5.25%, 05/25/35	4,202
2,500	Series 2005-84, Class XM, 5.75%, 10/25/35	2,528
5,000	Series 2005-110, Class GJ, 5.50%, 11/25/30	5,007
1,000	Series 2005-116, Class PB, 6.00%, 04/25/34	1,018
1,018	Series 2006-22, Class AO, PO, 04/25/36	716
2,177	Series 2006-59, Class QO, PO, 01/25/33	1,643
2,500	Series 2006-77, Class PC, 6.50%, 08/25/36	2,613
2,090	Series 2006-110, Class PO, PO, 11/25/36	1,511
1,600	Series 2007-79, Class PC, IF, 5.00%, 01/25/32	1,532
63	Series G-29, Class O, 8.50%, 09/25/21	66
401	Series G92-15, Class Z, 7.00%, 01/25/22	409
43	Series G92-30, Class Z, 7.00%, 06/25/22	44
89	Series G92-62, Class B, PO, 10/25/22	75
651	Federal National Mortgage Association Whole Loan, Series 2004-W2, Class 2A2, 7.00%, 02/25/44	677
	Government National Mortgage Association,
319	Series 1997-7, Class ZA, 9.00%, 05/16/27	343
376	Series 1997-8, Class PN, 7.50%, 05/16/27	391
94	Series 1999-43, Class TA, IF, 9.35%, 11/16/29	102
928	Series 1999-44, Class ZG, 8.00%, 12/20/29	970
1,853	Series 2000-1, Class PK, 8.00%, 01/16/30	1,949
553	Series 2000-9, Class Z, 8.00%, 06/20/30	581
457	Series 2000-26, Class Z, 7.75%, 09/20/30	458
2,762	Series 2002-4, Class TD, 7.00%, 01/20/32	2,897
2,415	Series 2002-45, Class QE, 6.50%, 06/20/32	2,496
129	Series 2002-47, Class HM, 6.00%, 07/16/32	130
3,997	Series 2003-4, Class TI, IO, 5.50%, 05/16/31	502
15,835	Series 2004-59, Class SG, IF, IO, 0.96%, 07/20/34	926
17,251	Series 2004-68, Class SA, IF, IO, 1.26%, 05/20/31	859
110	Series 2004-73, Class AE, IF, 3.36%, 08/17/34	103
11,807	Series 2004-105, Class SN, IF, IO, 0.56%, 12/20/34	453
	Vendee Mortgage Trust,
1,824	Series 1996-2, Class 1Z, 6.75%, 06/15/26	1,909
4,858	Series 1998-1, Class 2E, 7.00%, 09/15/27	5,054
347	Series 1999-1, Class 2Z, 6.50%, 01/15/29	362
		207,401
	Non-Agency CMO — 12.6%
454	ABN AMRO Mortgage Corp., Series 2003-7, Class A3, 4.50%, 07/25/18	432
4,943	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, FRN, 4.85%, 09/25/35	4,672
	Banc of America Funding Corp.,
1,500	Series 2005-5, Class 3A5, 5.50%, 08/25/35	1,381
912	Series 2005-7, Class 30, PO, 11/25/35	582
3,311	Series 2005-E, Class 4A1, FRN, 4.11%, 03/20/35	3,249
	Banc of America Mortgage Securities,
1,298	Series 2003-7, Class A2, 4.75%, 09/25/18	1,264
1,118	Series 2004-2, Class 2A4, 5.50%, 03/25/34	1,095
6,082	Series 2004-3, Class 2A1, 5.50%, 04/25/34	5,927
1,000	Series 2004-7, Class 2A2, 5.75%, 08/25/34	985
593	Series 2004-8, Class X, PO, 10/25/34	433
139	Series 2004-11, Class 15, PO, 01/25/20	110
504	Series 2005-1, Class 1A17, 5.50%, 02/25/35	469
484	Series 2005-1, Class 15, PO, 02/25/20	364
609	Series 2005-10, Class 15, PO, 11/25/20	463
817	Series 2005-11, Class 15, PO, 12/25/20	610
1,287	Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-7, Class 3A, VAR, 4.95%, 10/25/33	1,278
20	Bear Stearns Mortgage Securities, Inc., Series 1997-6, Class 1A, VAR, 6.65%, 03/25/31	20
	BHN II Mortgage Trust,
439	Series 1997-1, Class A2, 7.92%, 07/25/09 (d) (i)	4
607	Series 1997-2, Class A2, 7.54%, 05/31/17 (d) (i)	6
2,198	Cendant Mortgage Corp., Series 2003-8, Class 1A8, 5.25%, 10/25/33	2,123
2,398	Citicorp Mortgage Securities, Inc., Series 2004-1, Class 3A1, 4.75%, 01/25/34	2,330
269	Citigroup Mortgage Loan Trust, Inc., Series 2003-UST1, Class PO3, PO, 12/25/18	212
	Countrywide Alternative Loan Trust,
1,220	Series 2003-J3, Class 2A1, 6.25%, 12/25/33	1,220
4,499	Series 2004-16CB, Class 2A2, 5.00%, 08/25/19	4,404
2,676	Series 2004-22CB, Class 1A1, 6.00%, 10/25/34	2,642
1,482	Series 2005-5R, Class A1, 5.25%, 12/25/18	1,470
800	Series 2005-23CB, Class A2, 5.50%, 07/25/35	723
5,000	Series 2005-54CB, Class 1A11, 5.50%, 11/25/35	4,828
2,000	Series 2005-86CB, Class A11, 5.50%, 02/25/36	1,864

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   43

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
73	Series 2005-J1, Class 4A1, 6.00%, 08/25/17	73
636	Series 2005-J6, Class 2A1, 5.50%, 07/25/25	622
100	Series 2005-J7, Class 1A9, 5.50%, 07/25/35	92
	Countrywide Home Loan Mortgage Pass-Through Trust,
2,455	Series 2002-32, Class 1A18, 6.00%, 01/25/33	2,458
339	Series 2002-35, Class 2A10, 6.00%, 02/25/33	338
300	Series 2002-39, Class A17, 5.00%, 02/25/33	298
310	Series 2003-J7, Class 2A13, 5.00%, 08/25/33	275
1,455	Series 2004-3, Class A25, 5.75%, 04/25/34	1,423
160	Series 2005-13, Class A1, 5.50%, 06/25/35	159
3,505	Series 2005-22, Class 2A1, FRN, 5.26%, 11/25/35	3,469
	CS First Boston Mortgage Securities Corp.,
1,000	Series 2005-1, Class 1A16, 5.50%, 02/25/35	946
881	Series 2005-10, Class 6A13, 5.50%, 11/25/35	704
500	Series 2005-10, Class 10A4, 6.00%, 11/25/35	487
268	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-3, Class 4A, PO, 06/25/35	182
1,175	First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1, FRN, 5.30%, 09/25/34	1,168
1,357	First Horizon Asset Securities, Inc., Series 2004-AR7, Class 2A1, FRN, 4.92%, 02/25/35	1,343
1,200	GSR Mortgage Loan Trust, Series 2004-6F, Class 3A4, 6.50%, 05/25/34	1,205
52	Impac Secured Assets CMN Owner Trust, Series 2003-2, Class A1, 5.50%, 08/25/33	50
1,001	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, FRN, 3.82%, 04/21/34	982
	MASTR Alternative Loans Trust,
492	Series 2003-8, Class 3A1, 5.50%, 12/25/33	484
115	Series 2004-6, Class 6A1, 6.50%, 07/25/34	116
137	Series 2004-7, Class 3A1, 6.50%, 08/25/34	138
318	Series 2004-7, Class 30, PO, 08/25/34	252
1,797	Series 2004-8, Class 6A1, 5.50%, 09/25/19	1,787
3,687	Series 2004-10, Class 1A1, 4.50%, 09/25/19	3,513
792	Series 2004-11, Class 8A3, 5.50%, 11/25/19	787
143	Series 2005-1, Class 5A1, 5.50%, 01/25/20	141
	MASTR Asset Securitization Trust,
1,344	Series 2003-4, Class 2A2, 5.00%, 05/25/18	1,334
302	Series 2003-6, Class 8A1, 5.50%, 07/25/33	294
1,289	Series 2003-10, Class 3A1, 5.50%, 11/25/33	1,247
1,165	Series 2003-11, Class 3A1, 4.50%, 12/25/18	1,111
341	Series 2004-6, Class 15, PO, 05/25/19	269
685	Series 2004-8, Class PO, PO, 08/25/19	542
863	Series 2004-10, Class 1A1, 4.50%, 10/25/19	823
797	MASTR Resecuritization Trust, Series 2005-PO, Class 3, PO, 05/28/35 (e)	553
889	MortgageIT Trust, Series 2005-1, Class 1A1, FRN, 5.82%, 02/25/35	883
609	Nomura Asset Acceptance Corp., Series 2004-R2, Class A1, VAR, 6.50%, 10/25/34 (e)	622
	Paine Webber CMO Trust,
24	Series H, Class 4, 8.75%, 04/01/18	26
2	Series J, Class 3, 8.80%, 05/01/18	2
23	Series L, Class 4, 8.95%, 07/01/18	25
	Residential Accredit Loans, Inc.,
2,242	Series 2003-QS14, Class A1, 5.00%, 07/25/18	2,178
1,550	Series 2004-QS8, Class A2, 5.00%, 06/25/34	1,524
1,162	Series 2005-QA7, Class A21, VAR, 4.82%, 07/25/35	1,146
4,000	Series 2005-QS5, Class A4, 5.75%, 04/25/35	3,606
	Residential Funding Mortgage Securities I,
1,355	Series 2003-S7, Class A17, 4.00%, 05/25/33	1,265
2,297	Series 2004-S4, Class 2A7, 4.50%, 04/25/19	2,226
1,210	Series 2005-SA4, Class 1A1, VAR, 4.95%, 09/25/35	1,217
3,324	Series 2006-S1, Class 1A8, 5.75%, 01/25/36	2,657
964	Residential Funding Securities Corp., Series 2003-RM2, Class AII, 5.00%, 05/25/18	943
254	Structured Asset Securities Corp, Series 2003-21, Class 1A3, 5.50%, 07/25/33	244
1,900	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-4, Class CB7, 5.50%, 06/25/35	1,836
	Washington Mutual Mortgage Pass-Through Certificate,
1,648	Series 2002-S4, Class A4, 6.50%, 10/19/29	1,663
1,294	Series 2002-S8, Class 2A7, 5.25%, 01/25/18	1,268
581	Series 2004-AR3, Class A1, VAR, 3.92%, 06/25/34	568
1,318	Series 2004-AR3, Class A2, VAR, 4.24%, 06/25/34	1,291
	Wells Fargo Mortgage Backed Securities Trust,
208	Series 2003-8, Class A9, 4.50%, 08/25/18	198
468	Series 2003-10, Class A1, 4.50%, 09/25/18	446
500	Series 2003-11, Class 1A4, 4.75%, 10/25/18	488
411	Series 2003-17, Class 2A9, PO, 01/25/34	237
975	Series 2003-18, Class A1, 5.50%, 12/25/33	961

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
320	Series 2004-DD, Class 2A8, FRN, 4.50%, 01/25/35	316
1,966	Series 2004-EE, Class 3A1, FRN, 3.99%, 12/25/34	1,938
1,196	Series 2004-P, Class 2A1, FRN, 4.22%, 09/25/34	1,183
306	Series 2004-Q, Class 1A3, FRN, 4.90%, 09/25/34	300
1,890	Series 2004-Q, Class 2A2, FRN, 4.88%, 09/25/34	1,867
2,000	Series 2004-S, Class A5, FRN, 3.54%, 09/25/34	1,951
2,175	Series 2005-9, Class 2A10, 5.25%, 10/25/35	1,816
		111,716
	Total Collateralized Mortgage Obligations (Cost $321,251)	319,117
	Commercial Mortgage-Backed Securities — 2.6%
2,000	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class ASB, VAR, 5.35%, 09/10/47	1,964
	Bear Stearns Commercial Mortgage Securities,
407	Series 2000-WF1, Class A1, VAR, 7.64%, 02/15/32	411
1,000	Series 2004-T14, Class A3, 4.80%, 01/12/41	984
2,570	Series 2006-PW11, Class A4, VAR, 5.62%, 03/11/39	2,553
1,993	CS First Boston Mortgage Securities Corp., Series 1998-C2, Class A2, 6.30%, 11/15/30	2,004
	DLJ Commercial Mortgage Corp.,
4,332	Series 1999-CG2, Class A1B, VAR, 7.30%, 06/10/32	4,440
1,934	Series 2000-CF1, Class A1B, 7.62%, 06/10/33	2,023
1,325	First Union National Bank Commercial Mortgage, Series 2001-C2, Class A2, 6.66%, 01/12/43	1,372
1,750	Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A4, VAR, 5.29%, 01/12/44	1,715
1,750	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4, VAR, 5.61%, 02/12/39	1,734
2,137	Morgan Stanley Capital I, Series 2006-T23, Class A1, 5.68%, 08/12/41	2,153
2,000	Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A2, 4.04%, 10/15/41	1,944
	Total Commercial Mortgage-Backed Securities (Cost $23,683)	23,297
	Corporate Bonds — 30.8%
	Aerospace & Defense — 0.6%
1,000	Esterline Technologies Corp., 6.63%, 03/01/17 (e)	965
750	L-3 Communications Corp., 6.38%, 10/15/15	726
400	Loral Corp., 7.00%, 09/15/23	443
750	Moog, Inc., 6.25%, 01/15/15	709
1,000	Northrop Grumman Corp., 7.13%, 02/15/11	1,061
500	Sequa Corp., 8.88%, 04/01/08	502
1,083	Systems 2001 AT LLC (Cayman Islands), 7.16%, 12/15/11 (e)	1,128
		5,534
	Air Freight & Logistics — 0.5%
	FedEx Corp.,
3,179	7.85%, 01/30/15	3,430
1,000	9.65%, 06/15/12	1,183
		4,613
	Airlines — 0.5%
989	American Airlines, Inc., 10.18%, 01/02/13	1,009
	Continental Airlines, Inc.,
400	7.88%, 07/02/18	393
260	9.56%, 09/01/19	268
561	9.80%, 04/01/21	590
	Delta Air Lines, Inc.,
225	7.11%, 09/18/11	226
624	10.00%, 12/05/14 (d) (e)	583
1,650	United AirLines, Inc., 7.34%, 07/02/19 (e)	1,534
		4,603
	Automobiles — 0.2%
2,000	DaimlerChrysler North America LLC, 7.30%, 01/15/12	2,129
	Beverages — 0.2%
550	Anheuser-Busch Cos., Inc., 5.75%, 04/01/36	517
400	Coca-Cola Enterprises, Inc., 6.95%, 11/15/26	436
500	Constellation Brands, Inc., 7.25%, 05/15/17 (e)	485
		1,438
	Capital Markets — 3.2%
	Bear Stearns Cos., Inc. (The),
1,000	3.25%, 03/25/09	956
2,000	4.50%, 10/28/10	1,897
	Credit Suisse USA, Inc.,
500	5.50%, 08/15/13	500
1,690	6.13%, 11/15/11	1,734

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   45

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Capital Markets — Continued
500	6.50%, 04/01/08	502
1,000	FMR Corp., 4.75%, 03/01/13 (e)	982
	Goldman Sachs Group, Inc. (The),
650	5.15%, 01/15/14	623
780	5.25%, 10/15/13	754
450	5.75%, 10/01/16	440
460	6.25%, 09/01/17	461
2,000	6.60%, 01/15/12	2,062
1,500	6.88%, 01/15/11	1,564
	Lehman Brothers Holdings, Inc.,
235	3.60%, 03/13/09	230
1,000	4.00%, 01/22/08	992
1,000	5.75%, 05/17/13	984
750	6.88%, 07/17/37	705
295	8.50%, 08/01/15	341
	Merrill Lynch & Co., Inc.,
2,750	3.13%, 07/15/08	2,680
1,900	4.13%, 01/15/09	1,861
1,100	4.79%, 08/04/10	1,077
900	5.70%, 05/02/17	866
	Morgan Stanley,
1,750	4.25%, 05/15/10	1,702
1,000	5.30%, 03/01/13	978
1,000	6.60%, 04/01/12	1,036
1,850	6.75%, 04/15/11	1,928
		27,855
	Chemicals — 1.1%
600	Chemtura Corp., 6.88%, 06/01/16	548
1,000	Dow Capital BV (Netherlands), 8.50%, 06/08/10	1,084
355	Dow Chemical Co. (The), 7.38%, 11/01/29	390
250	Eastman Chemical Co., 7.60%, 02/01/27	272
1,000	FMC Finance III S.A. (Luxembourg), 6.88%, 07/15/17 (e)	980
735	Monsanto Co., 7.38%, 08/15/12	791
	Mosaic Co. (The),
875	7.38%, 12/01/14 (e)	890
125	7.63%, 12/01/16 (e)	128
1,500	PolyOne Corp., 8.88%, 05/01/12	1,526
960	Potash Corp. of Saskatchewan (Canada), 7.75%, 05/31/11	1,043
1,000	Praxair, Inc., 6.38%, 04/01/12	1,052
500	Westlake Chemical Corp., 6.63%, 01/15/16	460
		9,164
	Commercial Banks — 3.3%
250	Bankers Trust Corp., 7.25%, 10/15/11	270
1,000	BB&T Corp., 6.50%, 08/01/11	1,037
1,750	Branch Banking & Trust Co., 4.88%, 01/15/13	1,701
1,000	Fifth Third Bancorp, 5.45%, 01/15/17	962
1,000	FleetBoston Financial Corp., 7.38%, 12/01/09	1,053
400	HSBC Holdings plc (United Kingdom), 7.35%, 11/27/32	426
2,000	Huntington National Bank (The), 8.00%, 04/01/10	2,136
700	Key Bank N.A., 5.70%, 08/15/12	711
1,740	Marshall & Ilsley Corp., 4.38%, 08/01/09	1,719
500	Mellon Funding Corp., 6.38%, 02/15/10	513
1,500	National City Bank, 4.63%, 05/01/13	1,447
1,500	National Westminster Bank plc (United Kingdom), 7.38%, 10/01/09	1,577
1,250	PNC Funding Corp., 5.25%, 11/15/15	1,211
825	Popular North America, Inc., 4.25%, 04/01/08	817
2,035	Royal Bank of Canada (Canada), 3.88%, 05/04/09	2,006
2,500	SunTrust Banks, Inc., 6.00%, 02/15/26	2,344
500	UnionBanCal Corp., 5.25%, 12/16/13	492
2,000	US Bancorp, 7.50%, 06/01/26	2,286
2,110	Wachovia Bank N.A., 5.60%, 03/15/16	2,079
1,000	Wachovia Corp. 5.75%, 06/15/17	994
	Wells Fargo & Co.,
1,000	4.20%, 01/15/10	978
1,100	5.30%, 08/26/11	1,101
500	6.38%, 08/01/11	521
1,000	Wells Fargo Bank N.A., 6.45%, 02/01/11	1,037
		29,418
	Commercial Services & Supplies — 0.7%
	Allied Waste North America, Inc.,
500	6.88%, 06/01/17	485
1,009	7.13%, 05/15/16	1,004
	Corrections Corp. of America,
750	6.25%, 03/15/13	727
750	6.75%, 01/31/14	735
250	Knowledge Learning Corp., Inc., 7.75%, 02/01/15 (e)	235
500	Mac-Gray Corp., 7.63%, 08/15/15	494
530	Phoenix Color Corp., 13.00%, 02/01/09	530
300	Pitney Bowes, Inc., 3.88%, 06/15/13	277
	Quebecor World Capital Corp. (Canada),
500	6.13%, 11/15/13	434

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Services & Supplies — Continued
500	8.75%, 03/15/16 (e)	450
750	United Rentals North America, Inc., 6.50%, 02/15/12	754
		6,125
	Communications Equipment — 0.1%
930	Cisco Systems, Inc., 5.50%, 02/22/16	926
	Computers & Peripherals — 0.3%
500	Hewlett-Packard Co., 5.40%, 03/01/17	493
	International Business Machines Corp.,
1,000	5.39%, 01/22/09	1,005
650	7.00%, 10/30/25	719
200	Seagate Technology HDD Holdings (Cayman Islands), 6.80%, 10/01/16	192
		2,409
	Consumer Finance — 1.4%
200	Capital One Bank, 4.88%, 05/15/08	198
	Capital One Financial Corp.,
500	6.25%, 11/15/13	487
450	6.75%, 09/15/17	448
1,500	Ford Motor Credit Co. LLC, 7.38%, 10/28/09	1,419
1,500	GMAC LLC, 7.25%, 03/02/11	1,378
	HSBC Finance Corp.,
1,000	5.00%, 06/30/15	940
2,200	5.88%, 02/01/09	2,217
500	6.38%, 11/27/12	514
1,000	6.50%, 11/15/08	1,013
	International Lease Finance Corp.,
190	4.50%, 05/01/08	188
210	5.88%, 05/01/13	214
445	6.38%, 03/15/09	453
	John Deere Capital Corp.,
500	4.40%, 07/15/09	496
1,000	4.63%, 04/15/09	996
350	MBNA America Bank N.A., 5.38%, 01/15/08	349
1,225	SLM Corp., 4.00%, 01/15/10	1,136
		12,446
	Containers & Packaging — 0.1%
750	Ball Corp., 6.88%, 12/15/12	748
440	Owens Brockway Glass Container, Inc., 8.88%, 02/15/09	447
		1,195
	Diversified Consumer Services — 0.2%
	Service Corp International,
500	6.75%, 04/01/15	485
400	7.00%, 06/15/17	378
500	Stewart Enterprises, Inc., 6.25%, 02/15/13	480
		1,343
	Diversified Financial Services — 3.1%
	Associates Corp. of N.A.,
500	7.95%, 02/15/10	529
2,000	8.15%, 08/01/09	2,121
	Bank of America Corp.,
1,500	6.98%, 03/07/37	1,681
1,000	7.40%, 01/15/11	1,063
2,900	7.80%, 02/15/10	3,084
500	7.80%, 09/15/16	566
280	Canadian Pacific Ltd. (Canada), 9.45%, 08/01/21	341
1,500	Caterpillar Financial Services Corp., 3.45%, 01/15/09	1,471
	CIT Group, Inc.,
350	5.00%, 02/13/14	306
1,000	5.00%, 02/01/15	844
1,325	6.88%, 11/01/09	1,310
	Citigroup, Inc.,
1,550	5.50%, 02/15/17	1,512
625	6.13%, 08/25/36	610
	General Electric Capital Corp.,
500	3.50%, 05/01/08	494
1,000	4.38%, 11/21/11	971
1,750	5.88%, 02/15/12	1,793
2,700	6.00%, 06/15/12	2,780
1,750	6.13%, 02/22/11	1,810
1,100	6.75%, 03/15/32	1,208
400	National Rural Utilities Cooperative Finance Corp., 7.25%, 03/01/12	428
400	Stena AB (Sweden), 7.50%, 11/01/13	396
1,615	Textron Financial Corp., 4.60%, 05/03/10	1,605
		26,923
	Diversified Telecommunication Services — 1.6%
900	AT&T Corp., 8.00%, 11/15/31	1,071
2,000	Bell Telephone Co. of Pennsylvania, 8.35%, 12/15/30	2,349
	BellSouth Corp.,
1,285	5.20%, 09/15/14	1,245
100	6.88%, 10/15/31	103

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   47

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Telecommunication Services — Continued
1,000	British Telecommunications plc (United Kingdom), 8.63%, 12/15/10	1,097
1,500	Citizens Communications Co., 6.25%, 01/15/13	1,440
500	New York Telephone Co., 6.13%, 01/15/10	508
466	Nynex Corp., 9.55%, 05/01/10	486
500	Qwest Communications International, Inc., FRN, 9.06%, 02/15/09	501
1,000	Qwest Corp., 7.88%, 09/01/11	1,046
	Sprint Capital Corp.,
1,000	7.63%, 01/30/11	1,062
370	8.38%, 03/15/12	409
800	8.75%, 03/15/32	923
500	Telecom Italia Capital S.A. (Luxembourg), 5.25%, 11/15/13	482
1,250	TELUS Corp. (Canada), 8.00%, 06/01/11	1,356
267	United Telephone Co. of Florida, 8.38%, 01/15/25	294
		14,372
	Electric Utilities — 1.6%
625	AES Corp. (The), 8.75%, 05/15/13 (e)	650
1,250	Carolina Power & Light Co., 5.13%, 09/15/13	1,227
1,000	CenterPoint Energy Houston Electric LLC, 5.75%, 01/15/14	1,004
1,000	Consolidated Edison Co. of New York, Inc., 4.70%, 06/15/09	991
	Edison Mission Energy,
500	7.00%, 05/15/17 (e)	473
500	7.75%, 06/15/16	504
2,400	Exelon Corp., 6.75%, 05/01/11	2,489
438	FPL Energy National Wind, 6.13%, 03/25/19 (e)	439
534	FPL Energy Wind Funding LLC, 6.88%, 06/27/17 (e)	541
	Nevada Power Co.,
125	6.50%, 04/15/12	129
375	8.25%, 06/01/11	409
1,000	Northeast Utilities, 3.30%, 06/01/08	984
900	NorthWestern Corp., 5.88%, 11/01/14	873
250	Pacificorp, 7.24%, 08/16/23	281
1,400	PSEG Power LLC, 7.75%, 04/15/11	1,501
750	Sierra Pacific Power Co., 6.25%, 04/15/12	768
450	Southern California Edison Co., 5.55%, 01/15/37	416
358	Texas-New Mexico Power Co., 6.13%, 06/01/08	356
500	TXU Corp., 5.55%, 11/15/14	410
		14,445
	Electrical Equipment — 0.1%
500	Belden, Inc., 7.00%, 03/15/17 (e)	485
	Electronic Equipment & Instruments — 0.4%
370	Arrow Electronics, Inc., 6.88%, 07/01/13	388
1,000	Flextronics International Ltd. (Singapore), 6.25%, 11/15/14	920
	NXP BV/NXP Funding LLC (Netherlands),
1,125	7.88%, 10/15/14	1,015
375	FRN, 8.11%, 10/15/13	340
	Sanmina-SCI Corp.,
500	FRN, 8.11%, 06/15/10 (e)	494
500	FRN, 8.11%, 06/15/14 (e)	471
		3,628
	Energy Equipment & Services — 0.5%
100	Bristow Group, Inc., 7.50%, 09/15/17 (e)	100
500	Grant Prideco, Inc., 6.13%, 08/15/15	477
500	Offshore Logistics, Inc., 6.13%, 06/15/13	476
1,916	Oslo Seismic Services, Inc., 8.28%, 06/01/11	1,973
500	PHI, Inc., 7.13%, 04/15/13	469
1,250	Pride International, Inc., 7.38%, 07/15/14	1,262
		4,757
	Food & Staples Retailing — 0.3%
1,000	Kroger Co. (The), 8.05%, 02/01/10	1,058
1,500	Rite Aid Corp., 7.50%, 03/01/17	1,395
500	Wal-Mart Stores, Inc., 5.25%, 09/01/35	437
		2,890
	Food Products — 0.4%
500	Cosan S.A. Industria e Comercio (Brazil), 9.00%, 11/01/09 (e)	526
360	General Mills, Inc., 5.65%, 09/10/12	362
1,000	Grand Metropolitan Investment Corp., 7.45%, 04/15/35	1,127
	Smithfield Foods, Inc.,
500	7.75%, 05/15/13	502
750	7.75%, 07/01/17	754
		3,271
	Gas Utilities — 0.7%
575	Atmos Energy Corp., 5.13%, 01/15/13	557
500	Holly Energy Partners LP, 6.25%, 03/01/15	463
1,000	KeySpan Gas East Corp., 7.88%, 02/01/10	1,055
500	Pacific Energy Partners LP, 7.13%, 06/15/14	513
	SEMCO Energy, Inc.,
200	7.13%, 05/15/08	201
250	7.75%, 05/15/13	253

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Gas Utilities — Continued
835	Southern California Gas Co., 4.38%, 01/15/11	815
375	Southern Star Central Corp., 6.75%, 03/01/16	360
210	Texas Eastern Transmission LP, 7.30%, 12/01/10	223
1,125	TransCanada Pipelines Ltd. (Canada), 4.00%, 06/15/13	1,040
	Williams Partners LP/Williams Partners Finance Corp.,
200	7.25%, 02/01/17	198
500	7.50%, 06/15/11	513
		6,191
	Health Care Equipment & Supplies — 0.1%
750	Medtronic, Inc., 4.75%, 09/15/15	708
	Health Care Providers & Services — 0.3%
750	Community Health Systems, Inc., 8.88%, 07/15/15 (e)	749
350	Fresenius Medical Care Capital Trust IV, 7.88%, 06/15/11	356
	HCA, Inc.,
160	9.13%, 11/15/14 (e)	164
440	9.25%, 11/15/16 (e)	452
500	Omnicare, Inc., 6.75%, 12/15/13	465
500	Ventas Realty LP/Ventas Capital Corp., 9.00%, 05/01/12	536
		2,722
	Hotels, Restaurants & Leisure — 0.2%
700	Harrah’s Operating Co., Inc., 5.75%, 10/01/17	525
600	MGM Mirage, Inc., 6.88%, 04/01/16	568
225	Seminole Hard Rock Entertainment Inc./Seminole Hard Rock International LLC, FRN, 7.86%, 03/15/14 (e)	218
		1,311
	Household Durables — 0.3%
1,100	Fortune Brands, Inc., 5.38%, 01/15/16	1,050
	KB Home,
1,000	5.75%, 02/01/14	850
500	5.88%, 01/15/15	422
		2,322
	Industrial Conglomerates — 0.0% (g)
270	Ingersoll-Rand Co. Ltd. (Bermuda), 7.20%, 06/01/25	292
	Insurance — 1.8%
	American International Group, Inc.,
1,000	4.25%, 05/15/13	940
1,500	5.45%, 05/18/17	1,463
1,000	ASIF Global Financing XXIII, 3.90%, 10/22/08 (e)	983
1,350	Berkshire Hathaway Finance Corp., 4.20%, 12/15/10	1,327
375	Crum & Forster Holdings Corp., 7.75%, 05/01/17	354
2,000	John Hancock Global Funding II, 3.50%, 01/30/09 (e)	1,957
1,000	MassMutual Global Funding II, 3.50%, 03/15/10 (e)	970
500	Metropolitan Life Global Funding I, 5.20%, 09/18/13 (e)	501
1,350	Monumental Global Funding II, 4.38%, 07/30/09 (e)	1,335
1,000	New York Life Global Funding, 3.88%, 01/15/09 (e)	983
2,015	Pacific Life Global Funding, 3.75%, 01/15/09 (e)	1,979
2,100	Protective Life Secured Trust, 4.00%, 04/01/11	2,042
419	SunAmerica, Inc., 8.13%, 04/28/23	502
400	Torchmark Corp., 7.88%, 05/15/23	472
275	XL Capital Ltd. (Cayman Islands), 5.25%, 09/15/14	263
		16,071
	IT Services — 0.0% (g)
350	Unisys Corp., 8.00%, 10/15/12	327
	Leisure Equipment & Products — 0.1%
400	Brunswick Corp., 7.38%, 09/01/23	413
650	Steinway Musical Instruments, Inc., 7.00%, 03/01/14 (e)	618
		1,031
	Machinery — 0.3%
446	Ormat Funding Corp., 8.25%, 12/30/20	444
500	Valmont Industries, Inc., 6.88%, 05/01/14	486
1,500	Westinghouse Air Brake Co., 6.88%, 07/31/13	1,462
		2,392

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   49

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Marine — 0.1%
500	Ultrapetrol Bahamas Ltd. (Bahamas), 9.00%, 11/24/14	491
	Materials — 0.1%
	Georgia Pacific Corp.,
875	7.13%, 01/15/17 (e)	819
	Media — 1.7%
	CBS Corp.,
700	7.70%, 07/30/10	743
750	8.63%, 08/01/12	835
414	CCH I Holdings LLC/CCH I Holdings Capital Corp., 11.00%, 10/01/15	406
240	Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22	303
1,500	Comcast Cable Holdings LLC 9.80%, 02/01/12	1,731
850	Comcast Corp., 5.90%, 03/15/16	841
750	Dex Media, Inc., 8.00%, 11/15/13	744
	DirecTV Holdings LLC,
500	6.38%, 06/15/15	468
750	8.38%, 03/15/13	774
750	Ecostar DBS Corp., 7.00%, 10/01/13	741
1,000	Historic TW, Inc., 9.15%, 02/01/23	1,217
400	Idearc, Inc., 8.00%, 11/15/16	395
800	News America Holdings, Inc., 7.75%, 01/20/24	881
600	News America, Inc., 6.75%, 01/09/38	633
500	Rogers Cable, Inc. (Canada), 6.25%, 06/15/13	506
1,000	Thomson Corp. (The) (Canada), 4.25%, 08/15/09	987
	Time Warner Entertainment Co. LP,
1,000	8.88%, 10/01/12	1,139
750	10.15%, 05/01/12	887
1,000	Videotron Ltee (Canada), 6.88%, 01/15/14	952
		15,183
	Metals & Mining — 0.8%
370	Alcoa, Inc., 5.55%, 02/01/17	361
1,086	California Steel Industries, Inc., 6.13%, 03/15/14	993
1,500	FMG Finance Pty Ltd. (Australia), 10.63%, 09/01/16 (e)	1,717
805	Gibraltar Industries, Inc., 8.00%, 12/01/15	757
1,486	Newmont Gold Co., 8.91%, 01/05/09	1,523
1,500	Steel Dynamics, Inc., 6.75%, 04/01/15 (e)	1,444
		6,795
	Multi-Utilities — 0.3%
1,000	DTE Energy Co., 6.65%, 04/15/09	1,020
	Duke Energy Corp.,
1,000	4.20%, 10/01/08	988
1,000	5.63%, 11/30/12	1,012
		3,020
	Oil, Gas & Consumable Fuels — 1.0%
750	AmeriGas Partners LP/AmeriGas Eagle Finance Corp., 7.13%, 05/20/16	720
	Chesapeake Energy Corp.,
250	6.88%, 01/15/16	244
500	7.50%, 09/15/13	509
3,000	ConocoPhillips Co., 8.75%, 05/25/10	3,277
1,000	OPTI Canada, Inc. (Canada), 8.25%, 12/15/14 (e)	1,012
200	Plains Exploration & Production Co., 7.75%, 06/15/15	190
	Premcor Refining Group, Inc. (The),
250	7.50%, 06/15/15	259
500	9.50%, 02/01/13	528
500	Sabine Pass LNG LP, 7.25%, 11/30/13	485
1,000	Swift Energy Co., 7.13%, 06/01/17	920
825	Ultramar Diamond Shamrock Corp., 6.75%, 10/15/37	852
		8,996
	Paper & Forest Products — 0.3%
100	Abitibi-Consolidated, Inc. (Canada), 8.38%, 04/01/15	79
500	Boise Cascade LLC, 7.13%, 10/15/14	460
800	Cascades, Inc. (Canada), 7.25%, 02/15/13	764
500	Domtar, Inc., 7.13%, 08/15/15	465
	International Paper Co.,
256	5.85%, 10/30/12	259
700	6.50%, 11/15/07	700
		2,727
	Personal Products — 0.1%
952	Procter & Gamble Co., 9.36%, 01/01/21	1,187
	Real Estate Investment Trusts (REITs) — 0.3%
1,000	Host Marriott LP, 7.00%, 08/15/12	968
375	HRPT Properties Trust, 6.25%, 08/15/16	370
	iStar Financial, Inc.,
250	4.88%, 01/15/09	245
250	6.00%, 12/15/10	247
1,250	Thornburg Mortgage, Inc., 8.00%, 05/15/13	1,097
		2,927

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Real Estate Management & Development — 0.2%
250		ERP Operating LP, 4.75%, 06/15/09	247
750		Forest City Enterprises, Inc., 7.63%, 06/01/15	705
1,055		Socgen Real Estate Co. LLC, 7.64% to 10/01/07; thereafter variable 12/31/49 (e)	1,057
			2,009
		Road & Rail — 0.3%
350		Avis Budget Car Rental LLC, 7.75%, 05/15/16	340
		Burlington Northern Santa Fe Corp.,
775		6.13%, 03/15/09	785
500		7.13%, 12/15/10	526
830		7.91%, 01/15/20	959
350		Union Pacific Corp., 4.88%, 01/15/15	331
			2,941
		Semiconductors & Semiconductor Equipment — 0.1%
825		Freescale Semiconductor, Inc., 8.88%, 12/15/14	762
		MagnaChip Semiconductor S.A. (Luxembourg),
300		6.88%, 12/15/11	237
300		FRN, 8.61%, 12/15/11	251
			1,250
		Software — 0.1%
1,000		Oracle Corp. and Ozark Holding, Inc., 5.25%, 01/15/16	976
		Specialty Retail — 0.1%
500		Brown Shoe Co., Inc., 8.75%, 05/01/12	510
		Thrifts & Mortgage Finance — 0.8%
		Countrywide Home Loans, Inc.,
1,000		3.25%, 05/21/08	965
700		4.00%, 03/22/11	627
		Washington Mutual, Inc.,
2,375		4.20%, 01/15/10	2,278
1,000		4.38%, 01/15/08	990
2,000		World Savings Bank FSB, 4.50%, 06/15/09	1,991
			6,851
		Tobacco — 0.1%
400		Alliance One International, Inc., 11.00%, 05/15/12	418
		Wireless Telecommunication Services — 0.2%
500		Dobson Cellular Systems, Inc., 8.38%, 11/01/11	529
1,250		New Cingular Wireless Services, Inc., 7.88%, 03/01/11	1,346
250		Rural Cellular Corp., 8.25%, 03/15/12	260
			2,135
		Total Corporate Bonds (Cost $273,470)	272,571
		Mortgage Pass-Through Securities — 9.6%
		Federal Home Loan Mortgage Corp. Gold Pools,
6,559		4.00%, 08/01/18-05/01/19	6,183
731		4.00%, 09/01/33	659
2,444		5.50%, 07/01/35	2,394
542		6.00%, 02/01/29	545
3,907		6.50%, 11/01/22-03/01/26	4,013
3,202		6.50%, 01/01/24-11/01/36	3,261
1,973		6.50%, 07/01/14	2,019
568		7.00%, 06/01/09-06/01/11	582
2,050		7.00%, 09/01/24 (m)	2,112
1,733		7.00%, 12/01/14-01/01/27	1,789
189		7.50%, 09/01/10-05/01/11	193
307		7.50%, 10/01/19-10/01/30	320
281		8.00%, 08/01/27-03/01/30	298
49		8.50%, 01/01/08-06/01/10	49
		Federal Home Loan Mortgage Corp. Conventional Pools,
11		7.50%, 02/01/17-06/01/17	11
16		8.00%, 08/01/08	16
—	(h)	8.75%, 04/01/08	—	(h)
4		9.25%, 05/01/12	4
5		10.25%, 06/01/09	5
29		12.00%, 08/01/15-07/01/19	32
2		12.50%, 01/01/14	2
1		13.00%, 06/01/14	1
1		13.50%, 01/01/11-10/01/12	1
1		14.50%, 12/01/10-03/01/11	1
1		14.75%, 03/01/10	1
1		15.00%, 03/01/11	2
		Federal National Mortgage Association Various Pools,
2,118		3.50%, 08/01/10	2,037
12,515		3.50%, 09/01/18-07/01/19	11,500
6,830		4.00%, 09/01/13 (m)	6,656
9,177		4.00%, 07/01/18-12/01/18	8,648
947		4.50%, 07/01/18	911
5,138		5.00%, 05/01/18-11/01/18	5,035
3,509		5.00%, 12/01/32-08/01/33	3,334
1,065		5.50%, 08/01/17	1,062
7,508		5.50%, 12/01/28-08/01/34	7,355
794		6.00%, 01/01/14	805
1,147		6.00%, 09/01/33-01/01/34	1,149
383		6.50%, 05/01/13	392
1,556		6.50%, 04/01/28-08/01/29	1,591
3,850		6.50%, 11/01/18-07/01/36	3,941

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   51

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Mortgage Pass-Through Securities — Continued
—	(h)	7.00%, 03/01/15	—	(h)
13		7.00%, 03/01/28	14
114		7.50%, 02/01/12	115
223		7.50%, 09/01/25-03/01/27	233
217		8.00%, 01/01/16	225
424		8.50%, 11/01/11	440
156		8.50%, 12/01/25	167
9		9.00%, 01/01/19-04/01/25	10
68		12.50%, 01/01/16	76
914		ARM, 4.15%, 01/01/34	905
1,408		ARM, 4.68%, 05/01/35	1,411
71		ARM, 7.62%, 10/01/33	72
		Government National Mortgage Association Various Pools,
916		6.50%, 02/15/28-10/15/29	938
310		7.00%, 01/15/23-04/15/28	324
250		7.25%, 07/15/21-01/15/28	259
407		7.50%, 10/15/22-09/15/29	425
11		7.75%, 02/15/27	12
241		8.00%, 10/15/07-08/20/28	256
12		8.50%, 11/15/25	13
261		9.00%, 04/15/16-01/15/25	282
6		10.00%, 11/15/20	6
4		13.00%, 01/15/15	4
		Total Mortgage Pass-Through Securities (Cost $86,385)	85,096
		Supranational — 0.1%
600		Corp. Andina de Fomento, 5.20%, 05/21/13 (Cost $599)	596
		U.S. Government Agency Securities — 0.5%
1,500		Federal Home Loan Bank System, 5.09%, 10/07/08	1,502
62		Federal Housing Authority, 7.43%, 08/01/20	62
2,000		Federal National Mortgage Association, 8.20%, 03/10/16	2,430
		Total U.S. Government Agency Securities (Cost $3,450)	3,994
		U.S. Treasury Obligations — 16.4%
		U.S. Treasury Bonds,
6,100		7.13%, 02/15/23	7,596
2,700		7.25%, 08/15/22	3,386
8,275		8.00%, 11/15/21	10,942
12,685		8.13%, 05/15/21 (m)	16,847
12,300		8.13%, 08/15/21	16,378
8,925		8.88%, 08/15/17 (m)	11,915
13,000		9.00%, 11/15/18 (m)	17,817
7,125		9.13%, 05/15/18 (m)	9,772
1,385		10.38%, 11/15/12	1,402
1,250		11.25%, 02/15/15	1,782
		U.S. Treasury Bonds Coupon STRIPS,
308		05/15/13	241
3,500		11/15/14	2,546
2,425		11/15/15	1,666
3,900		05/15/16	2,612
11,290		05/15/17	7,160
6,875		11/15/17	4,246
1,040		05/15/18	625
1,288		U.S. Treasury Inflation Indexed Bonds, 3.63%, 04/15/28	1,543
2,541		U.S. Treasury Inflation Indexed Notes, 3.88%, 01/15/09	2,576
		U.S. Treasury Notes,
9,660		4.38%, 12/15/10	9,714
5,100		4.75%, 05/15/14	5,216
4,000		4.88%, 05/15/09	4,043
5,000		4.88%, 05/31/11	5,115
		Total U.S. Treasury Obligations (Cost $130,591)	145,140
		Municipal Bond — 0.2%
1,960		State of Illinois, Taxable Pension, GO, 5.10%, 06/01/33 (Cost $1,960)	1,833
		Foreign Government Securities — 0.8%
CAD 475		Canada Housing Trust No. 1 (Canada), 3.55%, 09/15/10	437
DKK 2,500		Denmark Government Bond (Denmark), 4.00%, 11/15/15	448
EUR 750		Deutsche Bundesrepublik (Germany), 2.50%, 10/08/10	976
		Government of New Zealand (New Zealand),
NZD 500		6.00%, 07/15/08	347
NZD 500		6.00%, 11/15/11	343
		United Mexican States (Mexico),
$ 430		4.63%, 10/08/08	426
1,300		6.38%, 01/16/13	1,359
200		6.63%, 03/03/15	213
1,350		7.50%, 04/08/33	1,609
		U.K. Treasury Gilt (United Kingdom),
GBP 105		4.25%, 06/07/32	202

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Foreign Government Securities — Continued
GBP 275	5.00%, 03/07/08	553
GBP 125	5.00%, 03/07/25	258
	Total Foreign Government Securities (Cost $6,652)	7,171
	Loan Assignments & Participations — 0.8%
	Automobiles — 0.1%
$1,498	Ford Motor Co., Term Loan B, 8.36%, 09/17/07	1,400
	Chemicals — 0.1%
493	Polymer Group, Inc., Bank Debt Term Loan B, 7.61%, 11/22/12	478
	Electric — 0.1%
	NRG Opco, Term Loan,
1,000	7.11%, 01/26/13	960
	Gaming — 0.2%
588	Isle of Capri Casinos, Inc., Term Loan A, 7.26%, 11/30/13	559
235	Isle of Capri Casinos, Inc., Term Loan B, Delayed Draw, 7.25%, 09/24/07	224
667	Venetian Macau, Term Loan B, 7.61%, 04/08/13	647
		1,430
	Health Care — 0.2%
	Community Health Systems, Inc., Term Loan,
524	7.76%, 11/28/07	506
180	7.76%, 11/30/07	174
597	HCA, Inc., Term Loan B, 7.61%, 11/14/13	574
	Iasis Healthcare Corp.,
40	7.35%, 09/07/07	37
137	7.36%, 09/06/07	127
5	7.36%, 09/28/07	5
192	7.36%, 10/26/07	179
64	7.46%, 10/01/07	59
		1,661
	Media Cable — 0.1%
1,000	Charter plc, Refinance 1st Lien Term Loan, 7.36%, 10/30/07	943
	Technology — 0.0% (g)
	TTM Technologies, Inc., Term Loan,
145	7.61%, 10/31/12	141
128	7.76%, 09/28/07	124
		265
	Total Loan Assignments & Participations (Cost $7,429)	7,137

SHARES		SECURITY DESCRIPTION	VALUE ($)
		Common Stocks — 0.2%
		Airlines — 0.0% (g)
5		Northwest Airlines Corp. (a)	93
		Construction Materials — 0.1%
36		Oglebay Norton Co. (a)	1,091
		Diversified Telecommunication Services — 0.0% (g)
1		AboveNet, Inc. (a)	91
—	(h)	XO Holdings, Inc. (a)	1
			92
		Hotels, Restaurants & Leisure — 0.0% (g)
5		Bally Total Fitness Holding Corp. (a) (f) (i)	1
		Media — 0.1%
31		Cebridge Connections Holdings LLC (a) (f) (i)	307
		Wireless Telecommunication Services — 0.0% (g)
—	(h)	Sprint Nextel Corp.	—	(h)
		Total Common Stocks (Cost $2,176)	1,584

NO. OF WARRANTS
		Warrants — 0.0%(g)
		Diversified Telecommunication Services — 0.0% (g)
		AboveNet, Inc.
—	(h)	expires 09/08/08 (a) (i)	23
—	(h)	expires 09/08/10 (a) (i)	26
		XO Holdings, Inc.
1		Class A, expires 01/16/10 (Strike Price $6.25) (a)	—	(h)
1		Class B, expires 01/16/10 (Strike Price $7.50) (a)	—	(h)
1		Class C, expires 01/16/10 (Strike Price $10.00) (a)	—	(h)
		Total Warrants (Cost $224)	49
		Total Long-Term Investments (Cost $867,228)	876,735

SHARES
Short-Term Investment — 1.8%
	Investment Company — 1.8%
15,721	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (Cost $15,721)	15,721
	Total Investments — 100.8% (Cost $882,949)	892,456
	Liabilities in Excess of Other Assets — (0.8)%	(7,120)
	NET ASSETS — 100.0%	$885,336

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   53

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.4%
	Collateralized Mortgage Obligations — 48.2%
	Agency CMO — 48.2%
	Federal Home Loan Mortgage Corp. REMICS,
192	Series 1343, Class LA, 8.00%, 08/15/22	205
1,444	Series 1367, Class K, 5.50%, 09/15/22	1,406
268	Series 1489, Class I, 6.50%, 04/15/08	267
283	Series 1591, Class E, 10.00%, 10/15/23	313
143	Series 1604, Class MB, IF, 6.70%, 11/15/08	142
291	Series 1625, Class SC, IF, 6.88%, 12/15/08	289
2,425	Series 1633, Class Z, 6.50%, 12/15/23	2,505
3,000	Series 1694, Class PK, 6.50%, 03/15/24	3,120
8,837	Series 1785, Class A, 6.00%, 10/15/23	8,928
213	Series 1985, Class PL, 6.50%, 10/17/26 (m)	212
796	Series 1999, Class PU, 7.00%, 10/15/27	826
1,475	Series 2031, Class PG, 7.00%, 02/15/28	1,505
3,723	Series 2035, Class PC, 6.95%, 03/15/28	3,873
3,519	Series 2064, Class PD, 6.50%, 06/15/28 (m)	3,633
3,180	Series 2095, Class PE, 6.00%, 11/15/28	3,228
954	Series 2152, Class BD, 6.50%, 05/15/29	966
668	Series 2345, Class PQ, 6.50%, 08/15/16	686
833	Series 2366, Class VG, 6.00%, 06/15/11	834
3,410	Series 2367, Class ME, 6.50%, 10/15/31	3,511
14,011	Series 2480, Class EJ, 6.00%, 08/15/32	14,078
6,000	Series 2562, Class PG, 5.00%, 01/15/18	5,882
6,590	Series 2571, Class PV, 5.50%, 01/15/14	6,642
20,000	Series 2578, Class PG, 5.00%, 02/15/18	19,266
10,000	Series 2580, Class QM, 5.00%, 10/15/31	9,630
2,472	Series 2611, Class QZ, 5.00%, 05/15/33	2,211
10,000	Series 2630, Class KS, 4.00%, 01/15/17	9,504
10,000	Series 2631, Class TE, 4.50%, 02/15/28	9,638
1,580	Series 2647, Class A, 3.25%, 04/15/32	1,437
6,007	Series 2651, Class VZ, 4.50%, 07/15/18	5,641
9,000	Series 2656, Class BG, 5.00%, 10/15/32	8,720
10,000	Series 2684, Class PD, 5.00%, 03/15/29	9,853
2,500	Series 2688, Class DG, 4.50%, 10/15/23	2,257
5,045	Series 2715, Class NG, 4.50%, 12/15/18	4,743
8,588	Series 2727, Class PE, 4.50%, 07/15/32	8,055
5,000	Series 2749, Class TD, 5.00%, 06/15/21	4,924
6,000	Series 2773, Class TB, 4.00%, 04/15/19	5,329
4,730	Series 2780, Class TD, 5.00%, 04/15/28	4,684
15,136	Series 2809, Class DC, 4.50%, 06/15/19	14,102
3,000	Series 2809, Class UC, 4.00%, 06/15/19	2,704
2,750	Series 2827, Class DG, 4.50%, 07/15/19	2,538
7,450	Series 2841, Class AT, 4.00%, 08/15/19	6,600
4,720	Series 2882, Class QD, 4.50%, 07/15/34	4,427
7,077	Series 2927, Class GA, 5.50%, 10/15/34	7,091
5,000	Series 2929, Class PC, 5.00%, 01/15/28	4,962
17,005	Series 2976, Class HP, 4.50%, 01/15/33	16,502
10,600	Series 3036, Class ND, 5.00%, 05/15/34 (m)	10,079
5,618	Series 3045, Class HN, 4.50%, 09/15/33	5,445
4,370	Series 3085, Class VS, IF, 6.27%, 12/15/35	4,964
5,500	Series 3114, Class KB, 5.00%, 09/15/27	5,421
210	Federal Home Loan Mortgage Corp. STRIPS, Series 155, Class IO, IO, 7.00%, 11/01/23	49
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
2,255	Series T-54, Class 2A, 6.50%, 02/25/43	2,281
1,880	Series T-56, Class A, PO, 05/25/43	1,578
5,827	Federal National Mortgage Association Interest STRIPS, Series 343, Class 23, IO, 4.00%, 10/01/18	808
	Federal National Mortgage Association REMICS,
296	Series 1988-16, Class B, 9.50%, 06/25/18 (m)	323
252	Series 1990-57, Class J, 7.00%, 05/25/20 (m)	261
668	Series 1993-110, Class H, 6.50%, 05/25/23	680
527	Series 1993-146, Class E, PO, 05/25/23	453
7,400	Series 1993-155, Class PJ, 7.00%, 09/25/23	7,782
310	Series 1993-197, Class SC, IF, 8.30%, 10/25/08	309
100	Series 1993-205, Class H, PO, 09/25/23	85
143	Series 1993-217, Class H, PO, 08/25/23	124
104	Series 1993-228, Class G, PO, 09/25/23	88
103	Series 1994-13, Class SM, IF, 10.05%, 02/25/09	104
3,197	Series 1994-37, Class L, 6.50%, 03/25/24	3,256
9,094	Series 1994-43, Class PJ, 6.35%, 12/25/23	9,295
10,556	Series 1994-51, Class PV, 6.00%, 03/25/24	10,730
5,042	Series 1994-62, Class PJ, 7.00%, 01/25/24	5,234
1,981	Series 1994-86, Class PJ, 6.00%, 06/25/09	1,987
6,545	Series 1998-58, Class PC, 6.50%, 10/25/28	6,770
1,054	Series 2000-8, Class Z, 7.50%, 02/20/30	1,116
4,798	Series 2001-33, Class ID, IO, 6.00%, 07/25/31	1,094
1,968	Series 2002-2, Class UC, 6.00%, 02/25/17	1,985
3,000	Series 2002-3, Class PG, 5.50%, 02/25/17	3,015
5,000	Series 2002-18, Class PC, 5.50%, 04/25/17	5,045
6,502	Series 2002-73, Class OE, 5.00%, 11/25/17	6,330
5,050	Series 2002-86, Class EJ, 5.50%, 12/25/32	5,064
6,120	Series 2003-21, Class PZ, 4.50%, 03/25/33	5,078
15,200	Series 2003-35, Class MD, 5.00%, 11/25/16	15,059
1,546	Series 2003-67, Class SA, IF, 10.92%, 10/25/31	1,814
5,000	Series 2003-70, Class BE, 3.50%, 12/25/25	4,859
5,000	Series 2003-74, Class VL, 5.50%, 11/25/22	4,823
20,000	Series 2003-81, Class MC, 5.00%, 12/25/32 (m)	19,376

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Agency CMO — Continued
5,255		Series 2003-82, Class VB, 5.50%, 08/25/33	5,084
5,000		Series 2003-122, Class OL, 4.00%, 12/25/18	4,562
10,000		Series 2003-128, Class DY, 4.50%, 01/25/24 (m)	9,446
4,864		Series 2004-46, Class QD, IF, 1.98%, 03/25/34	4,393
15,278		Series 2004-60, Class PA, 5.50%, 04/25/34	15,266
5,129		Series 2005-12, Class ED, 4.50%, 03/25/25	4,764
5,000		Series 2005-16, Class LC, 5.50%, 05/25/28	5,010
4,665		Series 2005-29, Class AK, 4.50%, 04/25/35	4,528
10,797		Series 2005-58, Class EP, 5.50%, 07/25/35	10,840
9,624		Series 2005-83, Class LA, 5.50%, 10/25/35	9,640
4,735		Series 2006-69, Class SP, IO, 2.77%, 05/25/30	4,250
893		Series 2006-81, Class FA, FRN, 5.86%, 09/25/36	892
9,288		Series 2006-110, Class PO, PO, 11/25/36	6,714
53		Series G92-35, Class EB, 7.50%, 07/25/22	56
718		Series G92-44, Class ZQ, 8.00%, 07/25/22	762
		Federal National Mortgage Association Whole Loan,
849		Series 1999-W4, Class A9, 6.25%, 02/25/29	843
6,098		Series 2002-W7, Class A4, 6.00%, 06/25/29	6,074
2,138		Series 2003-W1, Class 1A1, 6.50%, 12/25/42	2,185
995		Series 2003-W1, Class 2A, 7.50%, 12/25/42	1,038
8,175		Series 2003-W18, Class 1A6, 5.37%, 08/25/43	8,144
2,420		Series 2005-W1, Class 1A2, 6.50%, 10/25/44	2,445
		Government National Mortgage Association,
1,696		Series 1998-22, Class PD, 6.50%, 09/20/28	1,750
979		Series 1999-17, Class L, 6.00%, 05/20/29	993
6,000		Series 2001-10, Class PE, 6.50%, 03/16/31	6,239
5,838		Series 2001-64, Class PB, 6.50%, 12/20/31	6,054
33,026		Series 2003-59, Class XA, IO, VAR, 1.69%, 06/16/34	2,855
3,285		Series 2004-27, Class PD, 5.50%, 04/20/34	3,147
3,904		Series 2004-62, Class VA, 5.50%, 07/20/15	3,918
17,738		Series 2005-28, Class AJ, 5.50%, 04/20/35	17,728
		Total Collateralized Mortgage Obligations (Cost $531,928)	530,253
		Mortgage Pass-Through Securities — 11.8%
		Federal Home Loan Mortgage Corp. Conventional Pools,
29		9.00%, 08/01/09 – 12/01/09	30
—	(h)	9.50%, 04/01/16	—	(h)
505		ARM, 7.13%, 01/01/27	505
52		ARM, 7.22%, 04/01/30	53
		Federal Home Loan Mortgage Corp. Gold Pools,
3,658		4.50%, 05/01/24	3,464
1,727		5.00%, 12/01/13 – 12/01/16	1,699
3,582		5.50%, 11/01/33	3,509
1,950		6.00%, 04/01/14	1,976
994		6.00%, 02/01/32	999
2,521		6.50%, 12/01/12 – 06/01/14	2,580
3,344		6.50%, 01/01/24 – 07/01/29	3,422
—	(h)	7.00%, 12/01/14	—	(h)
678		7.00%, 08/01/25 – 04/01/26 (m)	702
294		7.50%, 04/01/09 – 09/01/10	297
144		7.50%, 09/01/24 – 08/01/25	152
200		8.00%, 11/01/24 – 09/01/25	212
53		8.50%, 01/01/10	55
422		8.50%, 05/01/24 – 07/01/28	452
25		9.00%, 10/01/17 – 05/01/22	27
		Federal National Mortgage Association Various Pools,
6,826		4.00%, 04/01/19	6,406
2,498		5.00%, 11/01/23	2,416
8,324		5.00%, 11/01/33	7,940
2,232		5.50%, 11/01/16	2,227
64,290		5.50%, 02/01/29 – 05/01/36 (m)	63,551
1,070		6.00%, 03/01/11 – 08/01/14	1,082
4,882		6.00%, 03/01/22 – 09/01/28	4,931
8,921		6.00%, 07/01/36	8,913
96		6.50%, 12/01/10	98
1,864		6.50%, 06/01/26 – 04/01/32	1,906
105		7.00%, 04/01/08 – 07/01/10	107
530		7.00%, 02/01/24 – 08/01/25	550
277		7.50%, 06/01/14 – 07/01/14	292
484		7.50%, 03/01/30 – 04/01/30	508
593		8.00%, 11/01/12	611
24		9.00%, 12/01/24	26
340		10.00%, 10/01/16 – 11/01/21	379
		Government National Mortgage Association Various Pools,
97		6.00%, 10/15/23	97
59		6.50%, 07/15/08 – 05/15/09	60
2,094		6.50%, 06/15/23 – 02/15/24 (m)	2,139
898		7.00%, 12/15/22 – 06/15/28	937
1,281		7.50%, 02/15/22 – 02/15/28	1,344
1,192		8.00%, 07/15/22 – 11/20/27	1,261
43		8.50%, 10/15/24	47
1,074		9.00%, 11/15/08 – 11/15/24	1,157

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   55

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
72	9.50%, 07/15/09 – 12/15/20	80
2	11.00%, 11/15/09	2
124	ARM, 5.75%, 07/20/27 (m)	125
	Total Mortgage Pass-Through Securities (Cost $130,811)	129,326
	U.S. Government Agency Securities — 11.3%
7,000	Federal Home Loan Bank System, 5.75%, 08/15/11 (c)	7,242
	Federal National Mortgage Association,
10,000	6.25%, 05/15/29	11,078
21,000	Zero Coupon, 10/09/19	11,133
9,200	Federal National Mortgage Association STRIPS, Zero Coupon, 05/29/26	3,442
26,153	Financing Corp. Fico, Zero Coupon, 12/06/18	14,824
	Residual Funding STRIPS
78,000	Zero Coupon, 07/15/20	40,864
5,000	Zero Coupon, 04/15/30	1,625
	Resolution Funding Corp. Interest STRIPS,
50,000	Zero Coupon, 07/15/20	26,140
15,000	Zero Coupon, 04/15/28	5,333
4,500	Tennessee Valley Authority STRIPS, Zero Coupon, 07/15/16	2,916
	Total U.S. Government Agency Securities (Cost $109,504)	124,597
	U.S. Treasury Obligations — 26.1%
	U.S. Treasury Bonds,
2,500	7.13%, 02/15/23 (c)	3,113
13,140	7.25%, 05/15/16 (c)	15,646
3,935	7.25%, 08/15/22 (c)	4,935
3,635	8.00%, 11/15/21	4,806
4,085	8.88%, 08/15/17 (c)	5,453
1,020	9.00%, 11/15/18	1,398
18,000	10.38%, 11/15/12 (c)	18,217
	U.S. Treasury Bonds Coupon STRIPS,
5,845	2/15/2015 (c)	4,177
1,655	5/15/2015 (c)	1,170
2,500	8/15/2015 (c)	1,744
8,810	11/15/2015 (c)	6,053
1,190	5/15/2016 (c)	797
	U.S. Treasury Bonds Principal STRIPS,
30,000	11/15/2009 (c)	27,429
72,500	5/15/2020 (c)	38,914
	U.S. Treasury Inflation Indexed Notes,
1,582	1.63%, 01/15/15	1,498
26,241	2.38%, 04/15/11 (c)	26,180
51,584	3.63%, 01/15/08 (c)	51,419
	U.S. Treasury Notes,
17,700	3.00%, 02/15/08 (c)	17,602
8,890	3.63%, 07/15/09 (c)	8,801
10,000	3.88%, 05/15/09 (c)	9,944
2,085	3.88%, 02/15/13 (c)	2,045
6,430	4.25%, 08/15/13 (c)	6,408
15,000	4.50%, 09/30/11 (c)	15,144
2,015	4.75%, 05/15/14 (c)	2,061
4,550	5.63%, 05/15/08 (c)	4,585
6,750	5.75%, 08/15/10 (c)	7,041
	Total U.S. Treasury Obligations (Cost $283,618)	286,580
	Total Long-Term Investments (Cost $1,055,861)	1,070,756

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short-Term Investment — 2.4%
	Investment Company — 2.4%
26,405	JPMorgan U.S. Government Money Market Fund, Institutional Class, (b) (Cost $26,405)	26,405

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 23.7%
	Repurchase Agreements — 23.7%
45,027	Banc of America Securities LLC, 5.40%, dated 08/31/07, due 09/04/07, repurchase price $45,054, collateralized by U.S. Government Agency Mortgages	45,027
55,000	Barclays Capital, 5.40%, dated 08/31/07, due 09/04/07, repurchase price $55,033, collateralized by U.S. Government Agency Mortgages	55,000
55,000	Credit Suisse First Boston LLC, 5.39%, dated 08/31/07, due 09/04/07, repurchase price $55,033, collateralized by U.S. Government Agency Mortgages	55,000
55,000	Lehman Brothers, Inc., 5.37%, dated 08/31/07, due 09/04/07, repurchase price $55,033, collateralized by U.S. Government Agency Mortgages	55,000

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
	Repurchase Agreements — Continued
50,000	UBS Securities LLC, 5.28%, dated 08/31/07, due 09/04/07, repurchase price $50,029, collateralized by U.S. Government Agency Mortgages	50,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $260,027)	260,027
	Total Investments — 123.5% (Cost $1,342,293)	1,357,188
	Liabilities in Excess of Other Assets — (23.5)%	(258,616)
	NET ASSETS — 100.0%	$1,098,572

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   57

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 93.3%
	Asset-Backed Securities — 0.1%
1,250	Citigroup Mortgage Loan Trust, Inc., Series 2005-HE3, Class M12, FRN, 7.51%, 09/25/35 (e) (i)	375
1,000	Countrywide Asset-Backed Certificates, Series 2004-13, Class MV8, FRN, 7.21%, 01/25/35 (i)	745
	Long Beach Mortgage Loan Trust,
478	Series 2004-2, Class B, FRN, 6.94%, 06/25/34 (e) (i)	95
500	Series 2004-5, Class M6, FRN, 8.01%, 09/25/34	300
	Total Asset-Backed Securities (Cost $2,884)	1,515
	Convertible Bonds — 0.2%
	Automotive — 0.2%
2,000	Ford Motor Co., 4.25%, 12/15/36 (m) (Cost $2,195)	2,150
	Corporate Bonds — 78.6%
	Aerospace & Defense — 0.4%
417	Alliant Techsystems, Inc., 6.75%, 04/01/16 (c)	409
4,860	Esterline Technologies Corp., 6.63%, 03/01/17 (e)	4,690
		5,099
	Airlines — 1.8%
	American Airlines, Inc.,
286	3.06%, 09/28/08	272
1,144	3.06%, 09/28/08 (i)	1,088
4,153	10.18%, 01/02/13	4,236
407	10.21%, 01/01/10	408
2,000	10.32%, 07/30/14 (e)	1,970
	Continental Airlines, Inc.,
3,650	8.75%, 12/01/11 (c)	3,413
6,352	9.80%, 04/01/21 (m)	6,686
	Delta Air Lines, Inc.,
1,775	7.11%, 09/18/11	1,779
7,750	8.30%, 12/15/29 (a) (c) (d)	426
2,500	10.13%, 05/15/10 (a) (d)	131
	United AirLines, Inc.,
1,220	7.34%, 01/02/21 (e)	1,134
2,560	FRN, 7.64%, 07/02/14 (e)	2,406
		23,949
	Automotive — 5.9%
	American Tire Distributors, Inc.,
3,725	10.75%, 04/01/13 (c)	3,595
500	FRN, 11.61%, 04/01/12	491
4,650	Delphi Corp., 7.13%, 05/01/29 (d)	4,697
	Ford Motor Co.,
12,435	7.45%, 07/16/31 (c)	9,326
3,150	9.98%, 02/15/47 (m)	2,748
	Ford Motor Credit Co. LLC,
1,000	7.80%, 06/01/12	921
4,645	8.00%, 12/15/16 (m)	4,287
10,865	8.63%, 11/01/10 (m)	10,380
2,510	FRN, 8.11%, 01/13/12 (m)	2,299
	General Motors Corp.,
12,675	8.10%, 06/15/24 (c) (m)	9,791
15,400	8.38%, 07/15/33 (c)	12,358
13,095	JB Poindexter & Co., Inc., 8.75%, 03/15/14 (c) (m)	11,393
9,105	Lear Corp., 8.75%, 12/01/16	8,422
		80,708
	Building Materials — 0.2%
	Associated Materials, Inc.,
1,250	9.75%, 04/15/12 (c)	1,269
750	SUB, 10.50%, 03/01/14 (c)	489
1,250	Interline Brands, Inc., 8.13%, 06/15/14	1,225
		2,983
	Chemicals — 2.8%
900	Chemtura Corp., 6.88%, 06/01/16	821
1,000	M&G Finance Corp., 7.67%, 04/16/09 (i)	1,000
600	MacDermid, Inc., 9.50%, 04/15/17 (e)	558
	Mosaic Co. (The),
4,675	7.38%, 12/01/14 (c) (e)	4,757
525	7.63%, 12/01/16 (e)	538
13,375	PolyOne Corp., 8.88%, 05/01/12 (c)	13,609
	Quality Distribution LLC/QD Capital Corp.,
2,275	9.00%, 11/15/10 (m)	2,104
2,050	FRN, 9.86%, 01/15/12 (m)	2,060
4,705	Sterling Chemicals, Inc., 10.25%, 04/15/15 (e)	4,752
3,500	Terra Capital, Inc., 7.00%, 02/01/17	3,360
175	Tronox Worldwide LLC/Tronox Finance Corp., 9.50%, 12/01/12	177
4,550	Westlake Chemical Corp., 6.63%, 01/15/16 (m)	4,186
		37,922
	Construction Machinery — 0.8%
475	Rental Service Corp., 9.50%, 12/01/14 (c) (e)	465
10,250	United Rentals North America, Inc., 6.50%, 02/15/12 (m)	10,301
		10,766

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Consumer Products — 1.3%
2,250	Cooper Cos., Inc. (The), 7.13%, 02/15/15	2,148
390	Jarden Corp., 7.50%, 05/01/17 (c)	365
3,250	Southern States Cooperative, Inc., 10.50%, 11/01/10 (e)	3,364
7,225	Spectrum Brands, Inc., 7.38%, 02/01/15 (c)	5,310
2,650	Steinway Musical Instruments, Inc., 7.00%, 03/01/14 (e)	2,517
4,250	True Temper Sports, Inc., 8.38%, 09/15/11	3,315
		17,019
	Distributors — 0.8%
2,425	AmeriGas Partners LP, 7.25%, 05/20/15	2,352
1,650	AmeriGas Partners LP/AmeriGas Eagle Finance Corp., 7.13%, 05/20/16	1,584
3,000	Ferrell Gas Co., 7.42%, 08/01/13 (i)	2,820
3,874	Suburban Propane Partners LP/Suburban Energy Finance Corp., 6.88%, 12/15/13 (c)	3,700
		10,456
	Diversified Manufacturing — 1.0%
9,460	Polypore, Inc., 8.75%, 05/15/12 (c) (m)	8,987
	RBS Global, Inc. and Rexnord Corp.,
3,725	8.88%, 09/01/16	3,641
575	9.50%, 08/01/14	581
		13,209
	Electric — 5.2%
2,410	AES Corp. (The), 9.00%, 05/15/15 (e)	2,512
	Calpine Corp.,
6,468	0.00%, 07/15/07 (a) (d) (e)	6,695
325	8.50%, 07/15/10 (a) (d) (e)	340
4,100	9.88%, 12/01/11 (a) (d) (e)	4,244
5,000	Calpine Generating Co. LLC, FRN, 0.00%, 04/01/11 (a) (c) (d)	1,403
	Dynegy Holdings, Inc.,
1,275	7.13%, 05/15/18	1,135
4,000	7.50%, 06/01/15 (c) (e)	3,760
	Edison Mission Energy,
2,200	7.00%, 05/15/17 (c) (e)	2,079
3,000	7.75%, 06/15/16 (c)	3,022
1,353	FPL Energy Wind Funding LLC, 6.88%, 06/27/17 (e)	1,370
	Midwest Generation LLC,
4,349	8.30%, 07/02/09 (m)	4,425
668	8.56%, 01/02/16	710
	Mirant Americas Generation LLC,
5,475	8.30%, 05/01/11	5,407
6,180	8.50%, 10/01/21	5,840
863	Nevada Power Co., 8.25%, 06/01/11	940
	NorthWestern Corp.,
1,900	5.88%, 11/01/14	1,844
1,800	7.00%, 08/15/23	1,809
2,764	Ormat Funding Corp., 8.25%, 12/30/20 (m)	2,750
	Reliant Energy, Inc.,
7,900	6.75%, 12/15/14	7,821
3,425	7.63%, 06/15/14	3,356
2,600	7.88%, 06/15/17	2,542
5,500	Southern Energy, 7.90%, 07/15/09	220
6,800	TXU Corp., 5.55%, 11/15/14 (m)	5,579
		69,803
	Energy-Independent — 3.0%
1,475	Alpha Natural Resources LLC/Alpha Natural Resources Capital Corp., 10.00%, 06/01/12	1,525
	Chesapeake Energy Corp.,
500	6.38%, 06/15/15	478
900	6.88%, 01/15/16	880
2,600	7.50%, 06/15/14 (m)	2,632
2,400	7.63%, 07/15/13	2,454
	Encore Acquisition Co.,
825	6.00%, 07/15/15	726
3,525	6.25%, 04/15/14	3,217
4,300	7.25%, 12/01/17	3,977
2,150	Forest Oil Corp., 7.25%, 06/15/19 (e)	2,069
4,480	OPTI Canada, Inc. (Canada), 8.25%, 12/15/14 (e)	4,536
	Peabody Energy Corp.,
1,000	5.88%, 04/15/16 (c)	928
1,175	6.88%, 03/15/13	1,172
1,500	Plains Exploration & Production Co., 7.75%, 06/15/15	1,425
5,875	Range Resources Corp., 7.50%, 05/15/16 (m)	5,934
7,715	Swift Energy Co., 7.13%, 06/01/17	7,098
2,000	W&T Offshore, Inc., 8.25%, 06/15/14 (e)	1,865
		40,916
	Entertainment — 0.4%
1,500	HRP Myrtle Beach Operations LLC/HRP Myrtle Beach Capital Corp., FRN, 10.07%, 04/01/12 (e)	1,425
	Six Flags, Inc.,
1,775	9.63%, 06/01/14 (c)	1,447
3,300	9.75%, 04/15/13 (c)	2,772
		5,644

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   59

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Environmental — 1.3%
	Allied Waste North America, Inc.,
2,250	5.75%, 02/15/11 (c)	2,188
4,400	6.88%, 06/01/17	4,268
7,620	7.13%, 05/15/16 (m)	7,582
1,000	7.88%, 04/15/13 (m)	1,015
2,000	Casella Waste Systems, Inc., 9.75%, 02/01/13	2,005
		17,058
	Food & Beverage — 3.4%
	Chiquita Brands International, Inc.,
1,000	7.50%, 11/01/14	820
12,912	8.88%, 12/01/15 (c) (m)	11,104
2,700	Constellation Brands, Inc., 7.25%, 05/15/17 (e)	2,619
600	Cosan S.A. Industria e Comercio (Brazil), 9.00%, 11/01/09 (c) (e)	631
3,406	Dean Foods Co., 7.00%, 06/01/16 (c)	3,134
14,010	Eurofresh, Inc., 11.50%, 01/15/13 (c) (e)	12,609
2,600	Land O’ Lakes, Inc., 9.00%, 12/15/10 (m)	2,710
800	Michael Foods, Inc., 8.00%, 11/15/13	792
3,474	National Beef Packing Co. LLC/NB Finance Corp., 10.50%, 08/01/11	3,578
	Pilgrim’s Pride Corp.,
4,080	7.63%, 05/01/15 (m)	4,070
450	8.38%, 05/01/17	451
	Smithfield Foods, Inc.,
1,125	7.00%, 08/01/11	1,125
1,875	7.75%, 05/15/13	1,885
850	7.75%, 07/01/17	854
		46,382
	Gaming — 1.2%
1,195	Harrah’s Operating Co., Inc., 5.75%, 10/01/17 (c)	896
	Herbst Gaming, Inc.,
2,075	7.00%, 11/15/14	1,608
200	8.13%, 06/01/12 (c)	174
900	Isle of Capri Casinos, Inc., 7.00%, 03/01/14	781
	MGM Mirage, Inc.,
2,500	6.63%, 07/15/15	2,353
625	7.50%, 06/01/16	617
2,800	Pokagon Gaming Authority, 10.38%, 06/15/14 (e)	2,996
2,500	Seminole Hard Rock Entertainment, Inc., FRN, 7.86%, 03/15/14 (e)	2,425
4,375	Shingle Springs Tribal Gaming Authority, 9.38%, 06/15/15 (c) (e)	4,309
		16,159
	Health Care — 7.1%
5,000	Celtic Pharma Phinco B.V., 17.00%, 06/15/12 (i)	4,900
5,950	Community Health Systems, Inc., 8.88%, 07/15/15 (e)	5,943
3,150	Fresenius Medical Care Capital Trust IV, 7.88%, 06/15/11	3,205
2,760	FMC Finance III S.A. (Luxembourg), 6.88%, 07/15/17 (e)	2,705
	HCA, Inc.,
2,550	6.30%, 10/01/12 (m)	2,225
1,275	6.50%, 02/15/16 (c)	1,039
2,050	9.13%, 11/15/14 (e)	2,101
6,900	9.25%, 11/15/16 (e)	7,090
1,900	IASIS Healthcare LLC/IASIS Capital Corp., 8.75%, 06/15/14	1,853
14,180	Medical Services Co., FRN, 12.86%, 10/15/11 (m)	13,400
1,894	Multiplan, Inc., 10.38%, 04/15/16 (e)	1,856
	Omnicare, Inc.,
4,275	6.75%, 12/15/13	3,976
3,000	6.88%, 12/15/15	2,797
1,250	Psychiatric Solutions, Inc., 7.75%, 07/15/15 (e)	1,225
12,267	TeamHealth, Inc., 11.25%, 12/01/13 (m)	13,003
	Tenet Healthcare Corp.,
850	6.38%, 12/01/11	714
12,995	9.88%, 07/01/14 (m)	11,501
	United Surgical Partners International, Inc.,
1,116	8.88%, 05/01/17 (c) (e)	1,066
34	8.88%, 05/01/17	32
2,600	US Oncology, Inc., 10.75%, 08/15/14 (m)	2,613
9,580	Vanguard Health Holding Co. II LLC, 9.00%, 10/01/14 (m)	8,957
3,250	Ventas Realty LP/Ventas Capital Corp., 9.00%, 05/01/12	3,486
		95,687

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Home Construction — 0.5%
5,125	KB Home, 5.88%, 01/15/15	4,331
1,000	M/I Homes, Inc., 6.88%, 04/01/12 (c)	820
2,025	Meritage Homes Corp., 7.00%, 05/01/14 (c)	1,650
		6,801
	Industrial Other — 2.0%
3,375	Baldor Electric Co., 8.63%, 02/15/17 (c)	3,485
1,750	Belden, Inc., 7.00%, 03/15/17 (e)	1,698
3,750	Gardner Denver, Inc., 8.00%, 05/01/13	3,750
	General Cable Corp.,
1,730	7.13%, 04/01/17 (c)	1,678
1,800	FRN, 7.73%, 04/01/15	1,746
7,810	Milacron Escrow Corp., 11.50%, 05/15/11	7,517
6,461	Trimas Corp., 9.88%, 06/15/12 (c)	6,509
950	Valmont Industries, Inc., 6.88%, 05/01/14 (c)	924
		27,307
	Media Cable — 3.3%
	Adelphia Communications Corp.,
1,075	7.75%, 01/15/09 (a) (d)	194
1,450	8.13%, 07/15/03 (a) (d)	261
3,175	9.38%, 11/15/09 (a) (c) (d)	579
3,500	10.88%, 10/01/10 (a) (d)	630
9,055	Adelphia Recovery Trust, Series ACC-1, 0.00%, 12/31/49	815
5,925	CCH I Holdings LLC, 11.13%, 01/15/14 (c) (m)	5,125
5,472	CCH I Holdings LLC/CCH I Holdings Capital Corp., 11.00%, 10/01/15 (m)	5,363
3,500	CCO Holdings LLC/CCO Holdings Capital Corp., 8.75%, 11/15/13	3,430
	Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp.,
3,200	10.25%, 09/15/10 (m)	3,232
2,000	10.25%, 09/15/10 (m)	2,005
6,200	Insight Communications Co., Inc., SUB, 12.25%, 02/15/11	6,378
2,932	Mediacom LLC/Mediacom Capital Corp., 9.50%, 01/15/13 (c)	2,932
9,275	Videotron Ltee (Canada), 6.88%, 01/15/14 (m)	8,834
	Virgin Media Finance plc (United Kingdom),
1,300	8.75%, 04/15/14 (c)	1,316
4,000	9.13%, 08/15/16 (c)	4,045
		45,139
	Media Non-Cable — 7.2%
3,250	Barrington Broadcasting Group LLC and Barrington Broadcasting Capital Corp., 10.50%, 08/15/14 (e)	3,266
3,875	Block Communications, Inc., 8.25%, 12/15/15 (e)	3,822
1,100	CanWest MediaWorks LP (Canada), 9.25%, 08/01/15 (c) (e)	1,089
1,100	Cenveo Corp., 7.88%, 12/01/13 (c)	1,007
	DirecTV Holdings LLC/DirecTV Financing Co.,
7,975	6.38%, 06/15/15 (m)	7,457
6,300	8.38%, 03/15/13 (m)	6,505
650	Clarke American Corp., 9.50%, 05/15/15	582
2,700	Echostar DBS Corp., 7.00%, 10/01/13	2,666
5,375	Fisher Communications, Inc., 8.63%, 09/15/14	5,469
5,740	Idearc, Inc., 8.00%, 11/15/16 (m)	5,668
	Intelsat Bermuda Ltd. (Bermuda),
2,050	9.25%, 06/15/16 (c)	2,112
1,350	11.25%, 06/15/16	1,413
575	FRN, 8.89%, 01/15/15 (c)	579
4,100	Intelsat Subsidiary Holding Co., Ltd. (Bermuda), 8.25%, 01/15/13 (m)	4,120
	Lamar Media Corp.,
2,500	6.63%, 08/15/15	2,387
1,800	7.25%, 01/01/13	1,791
625	LBI Media, Inc., SUB, 0.00%, 10/15/13	573
3,450	Nexstar Finance Holdings LLC/Nexstar Finance Holdings, Inc., SUB, 0.00%, 04/01/13 (c)	3,364
5,960	Nexstar Finance, Inc., 7.00%, 01/15/14 (c) (m)	5,632
3,475	PanAmSat Corp., 9.00%, 08/15/14 (m)	3,536
5,996	Phoenix Color Corp., 13.00%, 02/01/09	5,996
1,750	Quebecor Media, Inc. (Canada), 7.75%, 03/15/16	1,665
	Quebecor World Capital Corp. (Canada),
3,250	6.13%, 11/15/13 (c) (m)	2,819
2,275	8.75%, 03/15/16 (e)	2,047
4,525	Quebecor World, Inc. (Canada), 9.75%, 01/15/15 (c) (e)	4,253
2,800	Radio One, Inc., 6.38%, 02/15/13 (c)	2,443
2,750	Reader’s Digest Association, Inc. (The), 9.00%, 02/15/17 (e)	2,365
	RH Donnelley Corp.,
4,325	6.88%, 01/15/13 (c) (m)	4,077
600	8.88%, 01/15/16 (m)	615
1,425	Univision Communications, Inc., PIK, 9.75%, 03/15/15 (c) (e)	1,358

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   61

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media Non-Cable — Continued
6,540	Valassis Communications, Inc., 8.25%, 03/01/15 (c)	5,559
2,000	XM Satellite Radio, Inc., 10.00%, 06/01/13	1,910
		98,145
	Metals — 1.1%
4,100	AK Steel Corp., 7.75%, 06/15/12 (c)	4,079
1,850	Aleris International, Inc., PIK, 9.00%, 12/15/14 (c)	1,762
2,900	FMG Finance Pty. Ltd. (Australia), 10.63%, 09/01/16 (c) (e)	3,320
2,875	Gibraltar Industries, Inc., 8.00%, 12/01/15	2,703
1,000	Noranda Aluminium Acquisition Corp., PIK, 9.36%, 05/15/15 (e)	940
1,000	Steel Dynamics, Inc., 6.75%, 04/01/15 (e)	962
1,450	Wolverine Tube, Inc., 10.50%, 04/01/09 (c)	1,399
		15,165
	Non-Captive Finance — 0.9%
4,500	Allied Capital, 6.15%, 10/13/10 (f) (i)	4,400
	General Motors Acceptance Corp.,
400	6.63%, 05/15/12	347
850	7.00%, 02/01/12 (m)	764
8,110	8.00%, 11/01/31 (c) (m)	7,286
		12,797
	Oil Field Services — 1.8%
	Allis-Chalmers Energy, Inc.,
1,000	8.50%, 03/01/17	958
3,535	9.00%, 01/15/14	3,517
3,950	Bristow Group, Inc., 6.13%, 06/15/13	3,762
1,600	Chart Industries, Inc., 9.13%, 10/15/15	1,640
1,284	Oslo Seismic Services, Inc., 8.28%, 06/01/11	1,323
5,701	PHI, Inc., 7.13%, 04/15/13	5,345
5,375	Pride International, Inc., 7.38%, 07/15/14 (m)	5,429
3,275	Seitel Acquisition Corp., 9.75%, 02/15/14 (e)	3,021
		24,995
	Other Finance — 0.5%
2,825	ACE Cash Express, Inc., 10.25%, 10/01/14 (e)	2,811
5,125	Countrywide Financial Corp., 6.25%, 05/15/16 (c)	4,548
		7,359
	P&C — 0.8%
4,530	Crum & Forster Holdings Corp., 7.75%, 05/01/17	4,281
	HUB International Holdings, Inc.,
2,150	9.00%, 12/15/14 (e)	2,021
4,250	10.25%, 06/15/15 (e)	3,867
1,000	USI Holdings Corp., FRN, 9.43%, 11/15/14 (e)	930
		11,099
	Packaging — 2.9%
2,400	Ball Corp., 6.88%, 12/15/12	2,394
5,125	Berry Plastics Holding Corp., 8.88%, 09/15/14 (c)	5,112
	Constar International, Inc.,
14,435	11.00%, 12/01/12 (c)	11,187
4,800	FRN, 8.93%, 02/15/12 (c)	4,608
	Owens Brockway Glass Container, Inc.,
2,500	6.75%, 12/01/14 (m)	2,413
3,000	8.25%, 05/15/13 (m)	3,075
879	8.88%, 02/15/09	893
3,950	Plastipak Holdings, Inc., 8.50%, 12/15/15 (c) (e)	4,009
5,290	Portola Packaging, Inc., 8.25%, 02/01/12 (c) (m)	4,444
500	Vitro S.A. de C.V. (Mexico), 8.63%, 02/01/12 (e)	481
		38,616
	Paper — 3.2%
2,000	Abitibi-Consolidated Co. (Canada), 8.38%, 04/01/15 (c)	1,570
	Abitibi-Consolidated, Inc. (Canada),
100	5.25%, 06/20/08	96
2,300	6.95%, 04/01/08 (c)	2,231
1,100	7.75%, 06/15/11 (c)	918
680	8.55%, 08/01/10 (c)	609
	Ainsworth Lumber Co., Ltd. (Canada),
3,565	6.75%, 03/15/14 (c)	2,371
2,825	6.75%, 03/15/14 (c)	1,857
1,775	Boise Cascade LLC, FRN, 8.23%, 10/15/12	1,757
1,892	Buckeye Technologies, Inc., 9.25%, 09/15/08 (c)	1,892
4,000	Cascades, Inc. (Canada), 7.25%, 02/15/13 (m)	3,820
	Domtar, Inc.,
1,300	7.13%, 08/15/15 (c)	1,209
1,945	7.88%, 10/15/11	1,926
	Georgia-Pacific Corp.,
3,590	7.00%, 01/15/15 (e)	3,392
4,040	7.13%, 01/15/17 (e)	3,798
4,200	NewPage Corp., 12.00%, 05/01/13 (c)	4,389
4,545	Smurfit-Stone Container Enterprises, Inc. (Canada), 8.00%, 03/15/17 (c) (m)	4,335

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Paper — Continued
	Tembec Industries, Inc. (Canada),
5,210	7.75%, 03/15/12 (c)	2,201
1,080	8.50%, 02/01/11 (c)	483
960	8.63%, 06/30/09 (c)	456
3,725	Verso Paper Holdings LLC and Verson Paper, Inc., 11.38%, 08/01/16 (c)	3,800
		43,110
	Pipelines — 2.3%
500	Colorado Interstate Gas Co., 5.95%, 03/15/15	490
	El Paso Corp.,
2,000	6.88%, 06/15/14 (m)	2,018
2,000	7.00%, 06/15/17 (m)	1,994
3,000	El Paso Performance-Linked Trust, 7.75%, 07/15/11 (e)	3,073
2,300	Holly Energy Partners LP, 6.25%, 03/01/15	2,127
500	Northwest Pipeline Corp., 7.00%, 06/15/16	521
	Pacific Energy Partners LP/Pacific Energy Finance Corp.,
750	6.25%, 09/15/15 (m)	742
4,250	7.13%, 06/15/14 (m)	4,364
5,000	Sabine Pass LNG LP, 7.25%, 11/30/13	4,850
	Williams Cos., Inc.,
2,325	6.38%, 10/01/10 (e)	2,331
1,600	7.63%, 07/15/19 (m)	1,700
2,175	8.13%, 03/15/12	2,333
1,500	FRN, 7.36%, 10/01/10 (e)	1,515
	Williams Partners LP/Williams Partners Finance Corp.,
1,800	7.25%, 02/01/17	1,782
1,600	7.50%, 06/15/11 (c)	1,640
		31,480
	Real Estate Investment Trusts (REITs) — 0.5%
7,310	Thornburg Mortgage, Inc., 8.00%, 05/15/13 (m)	6,415
	Refining — 0.3%
2,000	Aventine Renewable Energy Holdings, Inc., 10.00%, 04/01/17	1,880
	Premcor Refining Group, Inc. (The),
1,535	7.50%, 06/15/15	1,592
700	9.50%, 02/01/13	739
		4,211
	Restaurants — 0.7%
1,950	Buffets, Inc., 12.50%, 11/01/14 (c)	1,501
6,250	Golden State Foods Corp., 9.24%, 01/10/12 (e) (i)	6,344
1,500	Outback Steakhouse, Inc., 10.00%, 06/15/15 (c) (e)	1,294
		9,139
	Retailers — 1.0%
1,650	Brown Shoe Co., Inc., 8.75%, 05/01/12	1,683
3,125	Dollar General Corp., 10.63%, 07/15/15 (c) (e)	2,812
500	General Nutrition Centers, Inc., PIK, 9.80%, 03/15/14 (c) (e)	475
4,373	Linens ’n Things, Inc., FRN, 10.98%, 01/15/14 (c)	2,908
	Rite Aid Corp.,
2,470	7.50%, 03/01/17	2,297
1,500	8.63%, 03/01/15	1,316
1,200	9.38%, 12/15/15 (e)	1,092
1,000	9.50%, 06/15/17 (e)	908
		13,491
	Services — 2.1%
1,000	Carriage Services, Inc., 7.88%, 01/15/15	985
	Corrections Corp. of America,
1,671	6.25%, 03/15/13 (m)	1,621
1,250	6.75%, 01/31/14 (c)	1,225
2,025	7.50%, 05/01/11	2,035
1,050	FTI Consulting, Inc., 7.63%, 06/15/13	1,047
6,425	Knowledge Learning Corp., Inc., 7.75%, 02/01/15 (e)	6,039
3,450	Mac-Gray Corp., 7.63%, 08/15/15	3,407
	Service Corp. International,
925	6.75%, 04/01/15	897
1,250	7.00%, 06/15/17 (m)	1,182
1,700	7.38%, 10/01/14 (m)	1,709
1,000	7.88%, 02/01/13 (m)	1,015
7,000	Stewart Enterprises, Inc., 6.25%, 02/15/13	6,720
		27,882
	Supermarkets — 0.1%
1,900	Stater Brothers Holdings, 7.75%, 04/15/15 (c) (e)	1,843
	Technology — 5.0%
1,355	CHR Intermediate Holding Corp., PIK, 12.61%, 06/01/13 (e)	1,350
2,130	Compucom Systems, Inc., 12.00%, 11/01/14 (e)	2,535
4,000	Cookson plc (United Kingdom), 6.97%, 11/01/09 (i)	4,118

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   63

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Technology — Continued
5,000	Flextronics International Ltd. (Singapore), 6.25%, 11/15/14	4,600
	Freescale Semiconductor, Inc.,
3,000	8.88%, 12/15/14 (c)	2,768
2,000	FRN, 9.24%, 12/15/14 (c)	1,840
3,350	Intcomex, Inc., 11.75%, 01/15/11 (c)	3,434
	MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co. (Luxembourg),
2,775	6.88%, 12/15/11 (c)	2,192
6,955	8.00%, 12/15/14 (c) (m)	4,277
4,375	FRN, 8.61%, 12/15/11 (c) (m)	3,653
	NXP BV/NXP Funding LLC (Netherlands),
5,055	7.88%, 10/15/14	4,562
3,000	9.50%, 10/15/15 (c)	2,595
4,620	FRN, 8.11%, 10/15/13	4,187
	Sanmina-SCI Corp.,
875	FRN, 8.11%, 06/15/10 (c) (e)	864
1,625	FRN, 8.11%, 06/15/14 (c) (e)	1,532
7,125	Seagate Technology HDD Holdings (Cayman Islands), 6.80%, 10/01/16	6,858
2,219	Smart Modular Technologies (Cayman Islands), FRN, 10.86%, 04/01/12	2,330
4,175	Spansion, Inc., FRN, 8.75%, 06/01/13 (e)	3,966
	STATS ChipPAC Ltd. (Singapore),
1,000	6.75%, 11/15/11	1,000
600	7.50%, 07/19/10 (c)	600
9,300	Unisys Corp., 8.00%, 10/15/12	8,695
		67,956
	Telecommunications – Wireless — 0.9%
330	American Cellular Corp., 10.00%, 08/01/11	342
	Cricket Communications, Inc.,
1,200	9.38%, 11/01/14 (e)	1,176
1,435	9.38%, 11/01/14	1,406
1,000	iPCS, Inc., FRN, 7.48%, 05/01/13 (e)	965
8,575	MetroPCS Wireless, Inc., 9.25%, 11/01/14 (e)	8,447
		12,336
	Telecommunications – Wireline — 2.8%
	Citizens Communications Co.,
1,500	6.25%, 01/15/13	1,440
4,800	9.25%, 05/15/11 (m)	5,148
	Level 3 Financing, Inc.,
300	8.75%, 02/15/17 (c)	282
8,000	9.25%, 11/01/14 (c) (m)	7,700
250	FRN, 9.15%, 02/15/15	234
1,517	McLeodUSA, Inc., 10.50%, 10/01/11 (e)	1,578
1,145	PAETEC Holding Corp., 9.50%, 07/15/15 (e)	1,094
1,525	Qwest Communications International, Inc., 7.50%, 02/15/14 (m)	1,498
	Qwest Corp.,
1,000	6.50%, 06/01/17 (e)	970
1,000	7.50%, 10/01/14 (m)	1,025
7,600	7.63%, 06/15/15 (m)	7,828
7,000	7.88%, 09/01/11 (m)	7,324
1,875	Time Warner Telecom Holdings, Inc., 9.25%, 02/15/14	1,941
500	Windstream Corp., 7.00%, 03/15/19	471
		38,533
	Textile — 0.5%
5,080	Broder Brothers Co., 11.25%, 10/15/10 (m)	4,369
2,025	Hanesbrands, Inc., FRN, 8.78%, 12/15/14 (c)	2,022
		6,391
	Tobacco — 0.6%
	Alliance One International, Inc.,
7,157	11.00%, 05/15/12	7,479
1,150	12.75%, 11/15/12 (c)	1,213
		8,692
	Transportation Services — 1.0%
1,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 7.75%, 05/15/16	970
4,430	Hertz Corp., 8.88%, 01/01/14 (m)	4,585
5,600	IdleAire Technologies Corp., SUB, 0.00%, 12/15/12	3,248
2,000	Navios Maritime Holdings, Inc. (Marshall Islands), 9.50%, 12/15/14 (c)	2,043
600	Stena AB (Sweden), 7.50%, 11/01/13	594
2,000	Ultrapetrol Bahamas Ltd. (Bahamas), 9.00%, 11/24/14	1,963
		13,403
	Total Corporate Bonds (Cost $1,101,547)	1,066,065
SHARES
Common Stocks — 1.8%
	Airlines — 0.5%
386	Delta Air Lines, Inc. (a)	6,516
	Construction Machinery — 0.0% (g)
4	Simonds Industries, Inc. (a) (f) (i)	126

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Entertainment — 0.0% (g)
9	Bally Total Fitness Holding Corp. (a) (i)	3
29	Bally Total Fitness Holding Corp. (a) (c) (e) (f)	7
		10
	Media Cable — 0.5%
98	Cebridge Connections Holdings LLC (a) (f) (i)	978
155	Time Warner Cable, Inc., Class A (a) (c)	5,694
		6,672
	Media Non-Cable — 0.0% (g)
64	Spanish Broadcasting System (a)	—	(h)
	Metals — 0.8%
354	Oglebay Norton Co. (a)	10,662
	Restaurants — 0.0% (g)
18	Avado Brands, Inc. (a) (i)	178
	Retailers — 0.0% (g)
19	Mattress Discounters Corp. (a) (f) (i)	62
	Telecommunications – Wireline — 0.0% (g)
1	XO Holdings, Inc. (a)	4
	Textile — 0.0% (g)
66	WestPoint International, Inc. (a) (f) (i)	697
	Total Common Stocks (Cost $26,765)	24,927
Preferred Stocks — 0.1%
	Media Non-Cable — 0.1%
9	Spanish Broadcasting System, Inc., PIK (Cost $751)	967

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments & Participations — 12.5%
	Aerospace & Defense — 0.1%
1,698	Hawker Beechcraft Corp., Term Loan, 7.36%, 04/04/14	1,630
156	Hawker Beechcraft Corp., Term Loan, Tranche 2, 5.25%, 03/26/14	150
142	Hawker Beechcraft Corp., Term Loan, Tranche 3, 7.51%, 03/26/14	136
1	Wesco Aircraft, 1st Lien Term Loan, 7.61%, 09/29/13	1
		1,917
	Automotive — 1.0%
4,040	Eagle-Picher Industries, Inc., 1st Lien Term Loan, 9.82%, 12/30/10	4,000
2,250	Eagle-Picher Industries, Inc., 2nd Lien Term Loan, 13.82%, 06/30/11	2,228
7,977	Ford Motor Co., Term Loan B, 8.36%, 12/15/13	7,459
		13,687
	Brokerage — 0.4%
4,938	LPL Financial Services, Inc., Bank Debt, 7.36%, 06/30/13	4,716
	Chemicals — 0.7%
3,000	Millenium Chemical, 1st Lien Term Loan, 7.61%, 01/26/13	2,835
2,000	Millenium Chemical, 2nd Lien Term Loan, 11.11%, 01/26/13	1,900
2,463	Polymer Group, Inc., Bank Debt, Term Loan B, 7.61%, 11/22/12	2,389
500	Texas PetroChemical, Prefunded Letter of Credit, 5.32%, 06/27/13	479
1,485	Texas PetroChemical, Term Loan B, 7.94%, 06/27/13	1,422
		9,025
	Construction Machinery — 0.2%
2,388	Rental Service Corp., 2nd Lien Term Loan, 8.86%, 11/21/13	2,310
	Consumer Products — 0.5%
500	Movie Gallery Term Loan, 11.11%, 03/08/12	420
	Spectrum Brands, Inc.,
580	9.32%, 04/13/13	565
524	9.60%, 04/13/13	511
1,080	Spectrum Brands, Inc., 1st Tranche Term Loan 9.36%, 04/13/13	1,053
413	Spectrum Brands, Inc., 2nd Tranche Term Loan 9.53%, 04/13/13	403
	Spectrum Brands, Inc., 3rd Tranche Term Loan
95	9.32%, 04/13/13	93
785	9.36%, 04/13/13	765
609	Spectrum Brands, Inc., 4th Tranche Term Loan 9.36%, 04/13/13	594
856	Spectrum Brands, Inc., 5th Tranche Term Loan 9.34%, 04/13/13	835
896	Spectrum Brands, Inc., 6th Tranche Term Loan 9.36%, 04/13/13	874
	True Temper, 1st Lien Term Loan,
117	8.54%, 03/27/11	114
471	8.62%, 03/27/11	461
413	8.75%, 03/27/11	404
		7,092

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   65

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Manufacturing — 0.4%
	Rexnord Corp., Term Loan B,
66	7.84%, 07/18/13	64
3,672	7.86%, 07/18/13	3,525
1,393	Rexnord Corp., Term Loan B-2, 7.64%, 07/18/13	1,337
		4,926
	Electric — 1.0%
6,000	Calpine Corp., Term Loan, 7.61%, 03/29/09	5,805
8,703	NRG Opco, Term Loan, 7.11%, 02/01/13	8,355
		14,160
	Entertainment — 0.5%
7,000	Six Flags, Inc., Term Loan, 7.75%, 04/30/15	6,545
	Gaming — 0.7%
1,765	Isle of Capri Casinos, Inc., Term Loan A, 7.26%, 11/30/13	1,676
706	Isle of Capri Casinos, Inc., Term Loan B, 7.25%, 11/30/13	670
7,333	Venetian Macau, Term Loan B, 7.61%, 05/25/13	7,113
		9,459
	Health Care — 1.2%
	Advanced Medical Optics,
444	7.09%, 04/02/14	409
444	7.11%, 04/02/14	409
109	7.26%, 04/02/14	100
	Carestream, 1st Lien Bank Loan,
298	7.32%, 04/30/13	277
715	7.33%, 04/30/13	665
993	7.34%, 04/30/13	924
994	7.36%, 04/30/13	924
	Carestream, 2nd Lien Bank Loan,
432	10.58%, 04/30/13	406
568	10.61%, 04/30/13	534
	Community Health Systems, Inc., Term Loan,
3,317	7.75%, 07/02/14	3,201
1,139	7.76%, 07/02/14	1,099
4,378	HCA, Inc., Term Loan B, 7.61%, 11/14/13	4,208
	Iasis Healthcare Corp.,
158	7.34%, 03/14/14	148
40	7.35%, 03/15/14	37
2,506	7.36%, 03/14/14	2,334
40	7.36%, 03/15/14	37
5	7.36%, 03/15/14	5
64	7.46%, 03/15/14	59
		15,776
	Industrial Other — 0.2%
2,458	Baldor Electric Co., Term Loan, 7.13%, 01/31/14	2,397
1,000	BOC Edwards, 1st Lien Term Loan, 7.54%, 05/13/14	900
		3,297
	Media Cable — 0.1%
2,000	Charter plc, Refinance, 1st Lien Term Loan (United Kingdom), 7.36%, 03/06/14	1,885
	Media Non-Cable — 1.4%
	Cenveo Corp., Term Loan C,
826	7.11%, 06/21/13	788
28	7.11%, 06/21/13	26
3,500	Clarke American Corp., Term Loan, 7.86%, 05/01/14	3,150
1,000	Intelsat Bermuda Ltd., Term Loan, 7.86%, 01/11/14	972
2,987	Riverdeep, Term Loan B, 8.11%, 12/21/13	2,928
2,250	Sirius Satellite, Term Loan B, 7.63%, 12/01/12	2,098
3,221	Univision, 1st Lien Term Loan, 7.61%, 09/12/14	2,976
	Univision, 2nd Lien Term Loan,
1,611	7.61%, 03/29/09	1,488
2,000	8.00%, 03/01/09	1,970
805	Univision, 3rd Lien Term Loan, 7.61%, 03/29/09	744
2,154	Valassis Communication, Term Loan, 7.11%, 03/02/14	1,976
		19,116
	Non-Captive Finance — 0.3%
	Buckeye Check Cashing, Term Loan,
281	8.08%, 05/01/12	268
2,961	8.11%, 05/01/12	2,821
1,062	8.13%, 05/01/12	1,012
		4,101
	Oil Field Services — 0.4%
90	Chart Industries, Bank Debt, 7.38%, 10/14/12	88
14	Chart Industries, 2nd Tranche, 7.38%, 10/14/12	14
7	Chart Industries, 3rd Tranche, 7.56%, 10/14/12	7
41	Dresser, Inc., Term Loan, 8.04%, 10/31/13	39
959	Dresser, Inc., 2nd Tranche Term Loan, 8.01%, 05/31/14	909
106	Moreno Group, Term Loan, 8.07%, 04/01/14	101

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil Field Services — Continued
	Moreno Group, Term Loan B,
228	8.10%, 05/10/14	218
1,250	8.13%, 05/10/14	1,194
3,194	Moreno Group, 2nd Tranche Term Loan, 8.10%, 04/01/14	3,051
		5,621
	Other Finance — 0.2%
	Realogy Corp., Bank Term Loan,
636	5.32%, 09/01/14	579
2,364	8.36%, 09/01/14	2,151
		2,730
	P&C — 0.2%
1,634	Hub International, 7.86%, 06/13/14	1,565
	Swett & Crawford Group, 1st Lien Bank Debt,
995	7.61%, 11/16/12	925
3	7.61%, 04/16/14	2
		2,492
	Pipelines — 0.4%
	Atlas Pipeline Partners LP,
1,807	8.09%, 07/20/14	1,767
1,807	8.11%, 07/20/14	1,767
1,386	8.26%, 07/20/14	1,354
		4,888
	Restaurants — 0.5%
	Outback Steakhouse, Inc.,
355	5.18%, 06/14/14	335
27	5.36%, 06/14/14	25
7,119	7.63%, 05/09/14	6,727
		7,087
	Retailers — 0.4%
1,500	Dollar General Corp., Term Loan, 8.11%, 07/03/14	1,395
	Dollar General Corp., 1st Tranche Term Loan,
375	8.29%, 07/03/14	330
375	8.31%, 07/03/14	330
750	Dollar General Corp., 2nd Tranche Term Loan, 8.11%, 07/03/14	660
1,995	General Nutrition Centers, Inc., Term Loan, 7.61%, 09/16/13	1,825
		4,540
	Technology — 0.7%
1,493	Isola Group S.A.R.L., 1st Lien Term Loan, 10.10%, 12/18/12	1,403
750	Isola Group S.A.R.L., 2nd Lien Term Loan, 13.30%, 12/18/13	698
2,970	Stratus Technologies, Inc., 1st Lien Term Loan (Germany), 9.11%, 03/28/11	2,732
4,000	Stratus Technologies, Inc., 2nd Lien Term Loan (Germany), 14.36%, 03/28/12	3,400
	TTM Technologies, Inc., Term Loan,
435	7.61%, 10/31/12	422
383	7.76%, 10/31/12	371
		9,026
	Telecommunications – Wireless — 0.4%
	American Cellular Corp., Term Loan
854	7.36%, 08/31/13	847
143	7.36%, 03/01/14	142
3,125	MetroPCS Wireless, Inc., Term Loan, 7.63%, 11/03/13	3,031
1,838	MetroPCS, Inc., 2nd Tranche Term Loan, 7.63%, 11/03/13	1,782
		5,802
	Telecommunications – Wireline — 0.6%
4,960	Cavalier Telephone, Term Loan, 10.11%, 03/24/12	4,836
1,000	Level 3 Communications, Term Loan, 7.61%, 03/01/14	958
323	PAETEC Holding Corp., Term Loan, 8.07%, 02/28/13	316
2,488	Time Warner Telecom, Term Loan B, 7.36%, 10/12/13	2,400
		8,510
	Total Loan Assignments & Participations (Cost $176,989)	168,708

NO. OF RIGHTS	SECURITY DESCRIPTION	VALUE($)
Rights — 0.0% (g)
	Textile — 0.0% (g)
59	WestPoint International, Inc. (a) (f) (i) (Cost $—)	103

NO. OF WARRANTS	SECURITY DESCRIPTION	VALUE($)
Warrants — 0.0% (g)
	Telecommunications – Wireline — 0.0% (g)
	XO Holdings, Inc. (a)
2	Class A, expires 01/16/10 (Strike Price $6.25)	1
2	Class B, expires 01/16/10 (Strike Price $7.50)	1
2	Class C, expires 01/16/10 (Strike Price $10.00)	—	(h)
		2

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   67

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

NO. OF WARRANTS	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Transportation Services — 0.0% (g)
6	IdleAire Technologies Corp. (a) expiring 12/15/15 (Strike Price $1.00)	6
	Total Warrants (Cost $—)	8
	Total Long-Term Investments (Cost $1,311,131)	1,264,443

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short-Term Investment — 5.1%
	Investment Company — 5.1%
69,591	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (Cost $69,591)	69,591

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 16.5%
	Asset-Backed Securities — 0.7%
3,127	GSAA, Series 2005-15, Class A1, FRN, 5.60%, 12/26/07	3,127
5,200	GSAA, Series 2006-3, Class A1, FRN, 5.59%, 02/22/08	5,200
444	MABS, Series 2006-NC1, Class A1, FRN, 5.59%, 02/25/08	444
		8,771
	Certificates of Deposit — 0.8%
4,999	Bank of New York, FRN, 5.40%, 05/02/08	4,999
6,000	Natexis Banques Populaires, New York, FRN, 5.37%, 01/28/08	6,000
		10,999
	Corporate Notes — 13.8%
14,000	Banque Federative du Credit Mutuel, FRN, 5.55%, 08/13/08 (France)	14,000
9,000	BBVA Senior Finance S.A., FRN, 5.41%, 03/12/10 (Spain)	9,000
5,000	Berkshire Hathaway Finance, FRN, 5.41%, 01/11/08	5,000
12,500	Beta Finance, Inc., FRN, 5.37%, 01/15/08	12,500
10,500	Caixa Catal, FRN, 5.39%, 07/07/08 (Spain)	10,500
9,000	CC USA, Inc., FRN, 5.37%, 01/25/08	9,000
5,000	Citigroup Global Markets, Inc., FRN, 5.53%, 09/07/07	5,000
13,500	Dorada Finance, Inc., FRN, 5.37%, 01/14/08	13,500
6,000	General Electric Capital Corp., FRN, 5.40%, 03/12/10	6,000
	Goldman Sachs Group, Inc. (The),
4,000	FRN, 5.50%, 11/14/08	4,000
5,000	FRN, 5.54%, 12/28/07	5,000
12,999	K2 (USA) LLC, FRN, 5.39%, 02/15/08	12,999
9,999	Liberty Lighthouse U.S. Capital, FRN, 5.34%, 02/04/08	9,999
13,000	Macquarie Bank Ltd., FRN, 5.53%, 08/20/08 (Australia)	13,000
11,000	Monumental Global Funding, FRN, 5.55%, 05/24/10	11,000
2,000	Monumental Global Funding II, FRN, 5.40%, 03/26/10	2,000
5,000	Morgan Stanley, FRN, 5.56%, 09/30/08	5,000
14,999	National City Bank Cleveland, FRN, 5.33%, 10/04/07	15,000
	Pricoa Global Funding I,
5,000	FRN, 5.41%, 12/15/09	5,000
5,000	FRN, 5.49%, 08/27/08	5,000
4,700	Unicredito Italiano Bank plc, FRN, 5.35%, 08/08/08 (Ireland)	4,700
10,000	World Savings Bank FSB, FRN, 5.60%, 06/20/08	10,000
		187,198
	Funding Agreement — 0.8%
11,000	Beneficial Life Insurance Co., FRN, 5.59%, 11/30/07	11,000
	Repurchase Agreement — 0.4%
5,505	Banc Of America Securities LLC, 5.40%, dated 08/31/07, due 09/04/07, repurchase price $5,508, collateralized by U.S. Government Agency Mortgages	5,505
	Total Investments of Cash Collateral for Securities on Loan (Cost $223,473)	223,473
	Total Investments — 114.9% (Cost $1,604,195)	1,557,507
	Liabilities in Excess of Other Assets — (14.9)%	(202,364)
	Net Assets — 100.0%	$1,355,143

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.4%
		Asset-Backed Securities — 1.7%
1,595		American Express Credit Account Master Trust, Series 2004-3, Class A, 4.35%, 12/15/11	1,578
		Citibank Credit Card Issuance Trust,
3,390		Series 2002-C2, Class C2, 6.95%, 02/18/14	3,522
1,400		Series 2005-B1, Class B1, 4.40%, 09/15/10	1,386
593		CNH Equipment Trust, Series 2003-B, Class A4B, 3.38%, 02/15/11	591
1,999		Countrywide Asset-Backed Certificates, Series 2004-AB2, Class A2, FRN, 5.78%, 05/25/36	1,988
1,000		Ford Credit Auto Owner Trust, Series 2006-B, Class A4, 5.25%, 09/15/11	997
661		GE Capital Mortgage Services, Inc., Series 1999-HE1, Class M, VAR, 6.71%, 04/25/29	572
930		Household Automotive Trust, Series 2005-1 Class A4, 4.35%, 06/18/12	917
500		Household Credit Card Master Note Trust I, Series 2006-1, Class A, 5.10%, 06/15/12	500
		MBNA Credit Card Master Note Trust,
2,393		Series 2002-C1, Class C1, 6.80%, 07/15/14	2,472
997		Series 2003-C1, Class C1, FRN, 7.31%, 06/15/12	1,013
1,755		MBNA Master Credit Card Trust, Series 1999-J, Class C, 7.85%, 02/15/12 (e)	1,832
336		WFS Financial Owner Trust, Series 2003-4, Class A4, 3.15%, 05/20/11	335
		Total Asset-Backed Securities (Cost $17,627)	17,703
		Collateralized Mortgage Obligations — 44.7%
		Agency CMO — 37.6%
791		Federal Home Loan Bank System, Series 2000, Class Y, 5.27%, 12/28/12	792
		Federal Home Loan Mortgage Corp. REMICS,
78		Series 11, Class D, 9.50%, 07/15/19	81
1		Series 41, Class I, HB, 84.00%, 05/15/20	1
39		Series 46, Class B, 7.80%, 09/15/20	39
12		Series 47, Class F, 10.00%, 06/15/20	13
1		Series 85, Class C, 8.60%, 01/15/21	1
34		Series 99, Class Z, 9.50%, 01/15/21	36
147		Series 114, Class H, 6.95%, 01/15/21	146
—	(h)	Series 204, Class E, IF, HB, 770.04%, 05/15/23	1
11		Series 1079, Class S, IF, 14.88%, 05/15/21	14
11		Series 1084, Class F, FRN, 6.57%, 05/15/21	11
8		Series 1084, Class S, IF, HB, 19.91%, 05/15/21	8
74		Series 1144, Class KB, 8.50%, 09/15/21	74
—	(h)	Series 1172, Class L, HB, VAR, 1182.96%, 11/15/21	—	(h)
1		Series 1196, Class B, IF, HB, 502.20%, 01/15/22	15
126		Series 1206, Class IA, 7.00%, 03/15/22	126
1,300		Series 1212, Class IZ, 8.00%, 02/15/22	1,296
87		Series 1250, Class J, 7.00%, 05/15/22	87
229		Series 1343, Class LA, 8.00%, 08/15/22	245
20		Series 1404, Class FA, 4.50%, 11/15/07	20
6		Series 1465, Class SA, IF, IO, 3.37%, 02/15/08	—	(h)
1,022		Series 1466, Class PZ, 7.50%, 02/15/23	1,038
14		Series 1470, Class F, FRN, 5.28%, 02/15/23	14
416		Series 1491, Class I, 7.50%, 04/15/23	425
7		Series 1506, Class F, FRN, 5.93%, 05/15/08	7
1		Series 1506, Class S, IF, 9.99%, 05/15/08	1
15		Series 1506, Class SD, IF, IO, 2.87%, 05/15/08	—	(h)
380		Series 1512, Class J, 6.50%, 05/15/08	379
46		Series 1513, Class AG, FRN, 4.02%, 05/15/08	46
87		Series 1513, Class N, 6.50%, 05/15/08	87
415		Series 1518, Class G, IF, 3.99%, 05/15/23	395
389		Series 1541, Class O, FRN, 4.07%, 07/15/23	382
45		Series 1544, Class J, IF, 7.14%, 07/15/08	45
24		Series 1549, Class K, 8.50%, 07/15/08	24
685		Series 1558, Class D, 6.50%, 07/15/23	695
101		Series 1586, Class M, 5.00%, 09/15/08	101
14		Series 1600, Class SC, IF, 8.60%, 10/15/08	14
11		Series 1602, Class SA, IF, 4.47%, 10/15/23	11
46		Series 1604, Class SA, IF, 6.89%, 11/15/08	46
87		Series 1606, Class SC, IF, 9.58%, 11/15/08	87
2,817		Series 1607, Class H, 6.25%, 10/15/13	2,831
1,196		Series 1608, Class L, 6.50%, 09/15/23	1,237
1,341		Series 1609, Class LG, IF, 5.15%, 11/15/23	1,348
576		Series 1611, Class JA, FRN, 6.63%, 08/15/23	581
525		Series 1611, Class JB, IF, 2.72%, 08/15/23	498
1,805		Series 1624, Class KZ, 6.00%, 12/15/08	1,803
124		Series 1625, Class SD, IF, 8.50%, 12/15/08	124
16		Series 1671, Class L, 7.00%, 02/15/24	16
29		Series 1685, Class Z, 6.00%, 11/15/23	29
61		Series 1689, Class SD, IF, 8.52%, 10/15/23	59
201		Series 1698, Class SC, IF, 9.48%, 03/15/09	203
172		Series 1700, Class GA, PO, 02/15/24	165
1,595		Series 1706, Class K, 7.00%, 03/15/24	1,666
144		Series 1745, Class D, 7.50%, 08/15/24	143
458		Series 1798, Class F, 5.00%, 05/15/23	445
19		Series 1807, Class G, 9.00%, 10/15/20	20
73		Series 1900, Class T, PO, 08/15/08	71
1,816		Series 1927, Class PH, 7.50%, 01/15/27	1,890

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   69

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
59	Series 1967, Class PC, PO, 10/15/08	58
870	Series 1981, Class Z, 6.00%, 05/15/27	868
263	Series 1987, Class PE, 7.50%, 09/15/27	268
20	Series 2017, Class SE, IF, 8.40%, 12/15/08	19
690	Series 2025, Class PE, 6.30%, 01/15/13	698
135	Series 2033, Class SN, IF, IO, 12.20%, 03/15/24	32
369	Series 2038, Class PN, IO, 7.00%, 03/15/28	80
1,436	Series 2040, Class PE, 7.50%, 03/15/28	1,467
629	Series 2056, Class TD, 6.50%, 05/15/18	646
2,430	Series 2063, Class PG, 6.50%, 06/15/28	2,497
318	Series 2064, Class TE, 7.00%, 06/15/28	331
1,647	Series 2075, Class PH, 6.50%, 08/15/28	1,698
1,196	Series 2075, Class PM, 6.25%, 08/15/28	1,223
413	Series 2089, Class PJ, IO, 7.00%, 10/15/28	78
306	Series 2097, Class PV, 6.00%, 09/15/09	307
348	Series 2102, Class TC, 6.00%, 12/15/13	354
1,267	Series 2125, Class JZ, 6.00%, 02/15/29	1,283
155	Series 2163, Class PC, IO, 7.50%, 06/15/29	32
1,994	Series 2169, Class TB, 7.00%, 06/15/29	2,080
798	Series 2172, Class QC, 7.00%, 07/15/29	832
10	Series 2196, Class TL, 7.50%, 11/15/29	11
567	Series 2201, Class C, 8.00%, 11/15/29	592
1,000	Series 2210, Class Z, 8.00%, 01/15/30	1,044
442	Series 2224, Class CB, 8.00%, 03/15/30	455
635	Series 2256, Class MC, 7.25%, 09/15/30	640
960	Series 2259, Class ZM, 7.00%, 10/15/30	981
710	Series 2271, Class PC, 7.25%, 12/15/30	720
798	Series 2283, Class K, 6.50%, 12/15/23	832
467	Series 2296, Class PD, 7.00%, 03/15/31	480
2	Series 2299, Class G, 7.00%, 05/15/14	2
225	Series 2306, Class K, PO, 05/15/24	176
547	Series 2306, Class SE, IF, IO, 5.57%, 05/15/24	57
300	Series 2333, Class HC, 6.00%, 07/15/31	301
717	Series 2344, Class QG, 6.00%, 08/15/16	728
10,050	Series 2344, Class ZD, 6.50%, 08/15/31	10,229
1,269	Series 2344, Class ZJ, 6.50%, 08/15/31	1,311
1,031	Series 2345, Class NE, 6.50%, 08/15/31	1,062
1,163	Series 2345, Class PQ, 6.50%, 08/15/16	1,194
1,010	Series 2347, Class VP, 6.50%, 03/15/20	1,041
1,177	Series 2351, Class PZ, 6.50%, 08/15/31	1,200
6,175	Series 2353, Class TD, 6.00%, 09/15/16	6,301
832	Series 2355, Class BP, 6.00%, 09/15/16	846
953	Series 2360, Class PG, 6.00%, 09/15/16	967
243	Series 2362, Class PD, 6.50%, 06/15/20	244
67	Series 2362, Class PJ, 6.50%, 10/15/28	67
817	Series 2366, Class MD, 6.00%, 10/15/16	830
5	Series 2382, Class TL, IO, 6.50%, 02/15/31	—	(h)
1,494	Series 2391, Class QR, 5.50%, 12/15/16	1,502
1,442	Series 2391, Class VQ, 6.00%, 10/15/12	1,463
1,163	Series 2392, Class PV, 6.00%, 12/15/20	1,171
391	Series 2410, Class HC, 5.50%, 02/15/09	392
926	Series 2410, Class NG, 6.50%, 02/15/32	963
1,079	Series 2410, Class OE, 6.38%, 02/15/32	1,107
2,890	Series 2410, Class QS, IF, 4.91%, 02/15/32	2,836
411	Series 2410, Class QX, IF, IO, 3.04%, 02/15/32	40
219	Series 2412, Class SE, IF, 4.38%, 02/15/09	219
1,595	Series 2412, Class SP, IF, 4.88%, 02/15/32	1,524
487	Series 2423, Class MC, 7.00%, 03/15/32	508
947	Series 2423, Class MT, 7.00%, 03/15/32	988
3,811	Series 2434, Class TC, 7.00%, 04/15/32	3,978
957	Series 2435, Class CJ, 6.50%, 04/15/32	990
1,595	Series 2435, Class VH, 6.00%, 07/15/19	1,617
1,196	Series 2441, Class GF, 6.50%, 04/15/32	1,240
1,113	Series 2444, Class ES, IF, IO, 2.34%, 03/15/32	96
1,262	Series 2450, Class GZ, 7.00%, 05/15/32	1,303
445	Series 2450, Class SW, IF, IO, 2.39%, 03/15/32	38
2,173	Series 2460, Class VZ, 6.00%, 11/15/29	2,201
3,988	Series 2466, Class DH, 6.50%, 06/15/32	4,129
3,988	Series 2466, Class PG, 6.50%, 04/15/32	4,122
1,595	Series 2474, Class NR, 6.50%, 07/15/32	1,653
2,218	Series 2484, Class LZ, 6.50%, 07/15/32	2,319
2,012	Series 2498, Class UD, 5.50%, 06/15/16	2,018
2,393	Series 2500, Class MC, 6.00%, 09/15/32	2,380
1,012	Series 2500, Class TD, 5.50%, 02/15/16	1,013
2,000	Series 2508, Class AQ, 5.50%, 10/15/17	2,010
2,393	Series 2512, Class PG, 5.50%, 10/15/22	2,297
628	Series 2513, Class YO, PO, 02/15/32	546
2,393	Series 2515, Class DE, 4.00%, 03/15/32	2,243
224	Series 2519, Class BT, 8.50%, 09/15/31	241
1,522	Series 2527, Class VU, 5.50%, 10/15/13	1,529
1,196	Series 2535, Class BK, 5.50%, 12/15/22	1,200
1,675	Series 2537, Class TE, 5.50%, 12/15/17	1,681
2,662	Series 2543, Class YX, 6.00%, 12/15/32	2,635
1,775	Series 2557, Class WJ, 5.00%, 07/15/14	1,771
1,625	Series 2565, Class MB, 6.00%, 05/15/30	1,633
3,190	Series 2575, Class ME, 6.00%, 02/15/33	3,160
1,080	Series 2586, Class WI, IO, 6.50%, 03/15/33	255
3,772	Series 2594, Class VA, 6.00%, 03/15/14	3,820
1,613	Series 2594, Class VP, 6.00%, 02/15/14	1,630

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Agency CMO — Continued
1,595		Series 2594, Class VQ, 6.00%, 08/15/20	1,610
2,838		Series 2597, Class AD, 6.50%, 03/15/32	2,874
2,636		Series 2597, Class DS, IF, IO, 1.94%, 02/15/33	167
5,604		Series 2599, Class DS, IF, IO, 1.39%, 02/15/33	281
6,107		Series 2610, Class DS, IF, IO, 1.49%, 03/15/33	354
3,654		Series 2611, Class SH, IF, IO, 2.04%, 10/15/21	223
1,595		Series 2617, Class GR, 4.50%, 05/15/18	1,500
1,099		Series 2619, Class IM, IO, 5.00%, 10/15/21	145
1,000		Series 2628, Class WA, 4.00%, 07/15/28	958
669		Series 2630, Class KN, 2.50%, 04/15/13	659
798		Series 2631, Class LC, 4.50%, 06/15/18	753
798		Series 2640, Class VE, 3.25%, 07/15/22	661
293		Series 2643, Class HI, IO, 4.50%, 12/15/16	25
1,916		Series 2651, Class VZ, 4.50%, 07/15/18	1,799
729		Series 2656, Class SH, IF, 4.77%, 02/15/25	723
1,135		Series 2668, Class SB, IF, 2.21%, 10/15/15	1,033
798		Series 2672, Class ME, 5.00%, 11/15/22	774
1,994		Series 2675, Class CK, 4.00%, 09/15/18	1,815
1,421		Series 2682, Class YS, IF, 1.02%, 10/15/33	958
2,000		Series 2684, Class PO, PO, 01/15/33	1,319
957		Series 2684, Class TO, PO, 10/15/33	514
798		Series 2686, Class GB, 5.00%, 05/15/20	795
589		Series 2691, Class WS, IF, 0.58%, 10/15/33	402
1,000		Series 2695, Class DE, 4.00%, 01/15/17	955
542		Series 2697, Class LE, 4.50%, 11/15/20	531
859		Series 2705, Class SC, IF, 0.58%, 11/15/33	556
859		Series 2705, Class SD, IF, 1.79%, 11/15/33	601
89		Series 2727, Class PO, PO, 01/15/34	48
5,822		Series 2727, Class BS, IF, 0.66%, 01/15/34	3,576
54		Series 2733, Class GF, FRN, 0.00%, 09/15/33	54
344		Series 2739, Class S, IF, 0.78%, 01/15/34	195
589		Series 2744, Class FE, FRN, 0.00%, 02/15/34	479
1,298		Series 2744, Class PC, 5.50%, 01/15/31	1,301
1,991		Series 2744, Class PD, 5.50%, 08/15/33	2,009
1,595		Series 2744, Class TU, 5.50%, 05/15/32	1,563
562		Series 2749, Class PK, IO, 5.00%, 09/15/22	12
676		Series 2753, Class S, IF, 0.78%, 02/15/34	443
441		Series 2755, Class SA, IF, 2.98%, 05/15/30	407
233		Series 2769, Class PO, PO, 03/15/34	130
1,519		Series 2776, Class SK, IF, 0.66%, 04/15/34	1,056
516		Series 2846, Class PO, PO, 08/15/34	305
1,000		Series 3047, Class OB, 5.50%, 12/15/33	1,007
887		Series 3117, Class EO, PO, 02/15/36	675
286		Series 3134, Class PO, PO, 03/15/36	213
934		Series 3138, Class PO, PO, 04/15/36	697
940		Series 3150, Class PO, PO, 05/15/36	719
494		Series 3158, Class LX, FRN, 0.00%, 05/15/36	435
600		Series 3179, Class OA, PO, 07/15/36	473
657		Series 3189, Class SN, IF, 0.00%, 11/15/35	660
		Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
340		Series T-41, Class 3A, VAR, 7.50%, 07/25/32	353
295		Series T-51, Class 2A, VAR, 7.50%, 08/25/42	305
2,878		Series T-54, Class 2A, 6.50%, 02/25/43	2,911
1,005		Series T-54, Class 3A, 7.00%, 02/25/43	1,038
265		Series T-58, Class A, PO, 09/25/43	225
677		Federal Home Loan Mortgage Corp. — Government National Mortgage Association, Series 24, Class ZE, 6.25%, 11/25/23	692
		Federal National Mortgage Association Interest STRIPS,
6		Series 50, Class 2, IO, 10.50%, 03/01/19	2
40		Series 218, Class 2, IO, 7.50%, 04/01/23	9
540		Series 329, Class 1, PO, 01/01/33	393
1,209		Series 340, Class 1, PO, 09/01/33	840
		Federal National Mortgage Association Interest REMICS,
26		Series 1988-7, Class Z, 9.25%, 04/25/18	27
116		Series 1989-70, Class G, 8.00%, 10/25/19	124
46		Series 1989-78, Class H, 9.40%, 11/25/19	50
35		Series 1989-83, Class H, 8.50%, 11/25/19	38
36		Series 1989-89, Class H, 9.00%, 11/25/19	39
13		Series 1990-1, Class D, 8.80%, 01/25/20	14
21		Series 1990-7, Class B, 8.50%, 01/25/20	23
20		Series 1990-60, Class K, 5.50%, 06/25/20	20
19		Series 1990-63, Class H, 9.50%, 06/25/20	20
20		Series 1990-93, Class G, 5.50%, 08/25/20	20
—	(h)	Series 1990-94, Class H, HB, 505.92%, 08/25/20	3
—	(h)	Series 1990-95, Class J, HB, 1118.04%, 08/25/20	6
104		Series 1990-102, Class J, 6.50%, 08/25/20	107
44		Series 1990-120, Class H, 9.00%, 10/25/20	48
9		Series 1990-134, Class SC, IF, 13.30%, 11/25/20	11
—	(h)	Series 1990-140, Class H, HB, 651.00%, 12/25/20	8
—	(h)	Series 1991-7, Class K, HB, 907.68%, 02/25/21	1
60		Series 1991-42, Class S, IF, 8.00%, 05/25/21	65
52		Series 1992-33, Class F, FRN, 4.25%, 03/25/22	52
55		Series 1992-143, Class MA, 5.50%, 09/25/22	55

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   71

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
62	Series 1993-18, Class PK, 6.50%, 02/25/08	62
395	Series 1993-25, Class J, 7.50%, 03/25/23	418
2,514	Series 1993-37, Class PX, 7.00%, 03/25/23	2,616
853	Series 1993-54, Class Z, 7.00%, 04/25/23	891
179	Series 1993-62, Class SA, IF, 10.54%, 04/25/23	202
13	Series 1993-72, Class F, FRN, 5.18%, 05/25/08	13
231	Series 1993-122, Class M, 6.50%, 07/25/23	235
87	Series 1993-165, Class SD, IF, 5.77%, 09/25/23	86
9	Series 1993-170, Class SE, IF, 9.77%, 09/25/08	9
23	Series 1993-175, Class SA, IF, 11.53%, 09/25/08	23
367	Series 1993-178, Class PK, 6.50%, 09/25/23	380
3,988	Series 1993-183, Class KA, 6.50%, 10/25/23	4,161
2,898	Series 1993-189, Class PL, 6.50%, 10/25/23	3,001
149	Series 1993-190, Class S, IF, 6.89%, 10/25/08	149
30	Series 1993-196, Class FA, FRN, 5.18%, 10/25/08	30
397	Series 1993-225, Class SG, IF, 4.10%, 12/25/13	403
620	Series 1993-247, Class SA, IF, 12.04%, 12/25/23	723
1,357	Series 1993-250, Class Z, 7.00%, 12/25/23	1,409
2,423	Series 1993-257, Class C, PO, 06/25/23	2,150
35	Series 1994-9, Class E, PO, 11/25/23	31
111	Series 1994-12, Class FC, FRN, 5.33%, 01/25/09	111
12	Series 1994-13, Class SK, IF, 9.19%, 02/25/09	12
102	Series 1994-17, Class JB, IO, 6.50%, 02/25/09	4
26	Series 1994-20, Class Z, 6.50%, 02/25/09	26
319	Series 1994-34, Class DZ, 6.00%, 03/25/09	320
84	Series 1994-40, Class VC, 6.50%, 02/25/10	84
189	Series 1994-55, Class G, 6.75%, 12/25/23	189
1,620	Series 1996-14, Class SE, IF, IO, 5.87%, 08/25/23	175
30	Series 1996-20, Class L, PO, 09/25/08	29
80	Series 1996-24, Class E, PO, 03/25/09	77
77	Series 1996-27, Class FC, FRN, 6.03%, 03/25/17	78
182	Series 1996-32, Class PH, 7.00%, 01/25/26	182
82	Series 1996-39, Class J, PO, 09/25/08	79
154	Series 1996-59, Class J, 6.50%, 08/25/22	157
1,010	Series 1996-59, Class K, 6.50%, 07/25/23	1,018
762	Series 1997-20, Class IB, IF, IO, 1.84%, 03/25/27	22
824	Series 1997-20, Class IO, IF, IO, 1.84%, 03/25/27	29
357	Series 1997-27, Class J, 7.50%, 04/18/27	378
326	Series 1997-29, Class J, 7.50%, 04/20/27	343
666	Series 1997-39, Class PD, 7.50%, 05/20/27	696
304	Series 1997-81, Class PI, IO, 7.00%, 12/18/27	75
84	Series 1998-27, Class B, PO, 12/25/08	81
654	Series 1998-36, Class ZB, 6.00%, 07/18/28	657
50	Series 1998-4, Class C, PO, 04/25/23	43
1,803	Series 2000-2, Class ZE, 7.50%, 02/25/30	1,873
2,487	Series 2001-33, Class ID, IO, 6.00%, 07/25/31	567
1,770	Series 2001-36, Class DE, 7.00%, 08/25/31	1,831
856	Series 2001-4, Class PC, 7.00%, 03/25/21	891
1,405	Series 2001-5, Class OW, 6.00%, 03/25/16	1,425
445	Series 2001-44, Class PD, 7.00%, 09/25/31	464
1,883	Series 2001-48, Class Z, 6.50%, 09/25/21	1,942
513	Series 2001-49, Class Z, 6.50%, 09/25/31	530
848	Series 2001-50, Class VB, 6.50%, 12/25/16	848
860	Series 2001-52, Class XM, 6.50%, 11/25/10	872
2,282	Series 2001-61, Class VB, 7.00%, 12/25/16	2,286
529	Series 2001-61, Class VQ, 6.50%, 08/25/15	529
999	Series 2001-71, Class GU, 6.00%, 05/25/14	1,002
1,727	Series 2001-71, Class MB, 6.00%, 12/25/16	1,754
2,174	Series 2001-71, Class QE, 6.00%, 12/25/16	2,207
11,246	Series 2001-74, Class MB, 6.00%, 12/25/16	11,500
1,197	Series 2001-80, Class PE, 6.00%, 07/25/29	1,212
436	Series 2001-81, Class LO, PO, 01/25/32	341
1,125	Series 2002-1, Class HC, 6.50%, 02/25/22	1,155
425	Series 2002-1, Class SA, IF, 7.30%, 02/25/32	447
984	Series 2002-2, Class UC, 6.00%, 02/25/17	993
2,153	Series 2002-3, Class OG, 6.00%, 02/25/17	2,185
423	Series 2002-8, Class SR, IF, 4.61%, 03/25/09	422
4,865	Series 2002-18, Class PC, 5.50%, 04/25/17	4,909
1,397	Series 2002-21, Class PE, 6.50%, 04/25/32	1,442
1,595	Series 2002-24, Class AJ, 6.00%, 04/25/17	1,622
1,314	Series 2002-28, Class PK, 6.50%, 05/25/32	1,357
1,792	Series 2002-37, Class Z, 6.50%, 06/25/32	1,822
3,190	Series 2002-56, Class UC, 5.50%, 09/25/17	3,202
1,952	Series 2002-59, Class AC, 6.00%, 03/25/28	1,950
367	Series 2002-59, Class VB, 6.50%, 04/25/32	367
3,043	Series 2002-61, Class PE, 5.50%, 05/25/16	3,046
3,190	Series 2002-74, Class LD, 5.00%, 01/25/16	3,172
3,988	Series 2002-74, Class PD, 5.00%, 11/25/15	3,970
6,460	Series 2002-74, Class VB, 6.00%, 11/25/31	6,343
1,743	Series 2002-84, Class VB, 5.50%, 04/25/15	1,700
299	Series 2002-91, Class UH, IO, 5.50%, 06/25/22	46
1,595	Series 2002-94, Class BK, 5.50%, 01/25/18	1,597
1,661	Series 2003-8, Class SB, IF, IO, 2.14%, 03/25/16	52
798	Series 2003-22, Class UD, 4.00%, 04/25/33	634

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Agency CMO — Continued
640		Series 2003-34, Class GB, 6.00%, 03/25/33	630
1,199		Series 2003-34, Class GE, 6.00%, 05/25/33	1,177
332		Series 2003-39, IO, VAR, 6.00%, 05/25/33	79
1,595		Series 2003-47, Class PE, 5.75%, 06/25/33	1,527
724		Series 2003-52, Class SX, IF, 6.44%, 10/25/31	748
664		Series 2003-64, Class SX, IF, 0.45%, 07/25/33	470
1,539		Series 2003-71, Class DS, IF, 0.37%, 08/25/33	1,022
5,484		Series 2003-80, Class SY, IF, IO, 2.14%, 06/25/23	431
1,595		Series 2003-83, Class PG, 5.00%, 06/25/23	1,546
466		Series 2003-91, Class SD, IF, 3.32%, 09/25/33	417
1,196		Series 2003-106, Class US, IF, 0.82%, 11/25/23	817
3,571		Series 2003-116, Class SB, IF, IO, 2.09%, 11/25/33	274
2,161		Series 2003-117, Class JB, 3.50%, 06/25/33	1,942
798		Series 2003-128, Class KE, 4.50%, 01/25/14	783
1,133		Series 2003-130, Class SX, IF, 3.26%, 01/25/34	1,055
1,480		Series 2004-10, Class SC, IF, 6.58%, 02/25/34	1,604
1,193		Series 2004-14, Class SD, IF, 0.82%, 03/25/34	807
1,000		Series 2004-21, Class AE, 4.00%, 04/25/19	897
250		Series 2004-21, Class CO, PO, 04/25/34	152
1,595		Series 2004-25, Class PC, 5.50%, 01/25/34	1,565
1,068		Series 2004-25, Class SA, IF, 4.39%, 04/25/34	1,043
1,037		Series 2004-36, Class PC, 5.50%, 02/25/34	1,020
1,638		Series 2004-36, Class SA, IF, 4.39%, 05/25/34	1,584
1,131		Series 2004-76, Class CL, 4.00%, 10/25/19	1,028
655		Series 2005-52, Class PA, 6.50%, 06/25/35	674
2,000		Series 2005-68, Class PG, 5.50%, 08/25/35	1,994
2,500		Series 2005-84, Class XM, 5.75%, 10/25/35	2,528
2,620		Series 2005-110, Class GJ, 5.50%, 11/25/30	2,623
885		Series 2006-22, Class AO, PO, 04/25/36	622
952		Series 2006-59, Class QO, PO, 01/25/33	719
869		Series 2006-65, Class QO, PO, 07/25/36	662
438		Series 2006-72, Class GO, PO, 08/25/36	337
1,500		Series 2006-77, Class PC, 6.50%, 08/25/36	1,568
1,858		Series 2006-110, Class PO, PO, 11/25/36	1,343
32		Series G-14, Class L, 8.50%, 06/25/21	34
165		Series G-18, Class Z, 8.75%, 06/25/21	180
52		Series G-22, Class G, 6.00%, 12/25/16	53
116		Series G-35, Class M, 8.75%, 10/25/21	126
—	(h)	Series G92-27, Class SQ, IF, HB, 5040.60%, 05/25/22	25
495		Series G92-35, Class E, 7.50%, 07/25/22	522
30		Series G92-42, Class Z, 7.00%, 07/25/22	31
716		Series G92-44, Class ZQ, 8.00%, 07/25/22	760
535		Series G92-54, Class ZQ, 7.50%, 09/25/22	566
113		Series G93-5, Class Z, 6.50%, 02/25/23	106
113		Series G95-1, Class C, 8.80%, 01/25/25	124
		Federal National Mortgage Association Whole Loan,
621		Series 2002-W5, Class A7, 6.25%, 08/25/30	622
279		Series 2002-W5, Class A10, IF, IO 2.59%, 11/25/30	11
1,364		Series 2003-W1, Class 1A1, 6.50%, 12/25/42	1,394
385		Series 2003-W4, Class 2A, 6.50%, 10/25/42	394
1,194		Series 2004-W2, Class 2A2, 7.00%, 02/25/44	1,241
		Government National Mortgage Association,
526		Series 1990-30, Class S, IF, IO, 3.01%, 08/16/29	40
409		Series 1994-3, Class PQ, 7.49%, 07/16/24	428
1,482		Series 1994-4, Class KQ, 7.99%, 07/16/24	1,552
2,393		Series 1994-7, Class PQ, 6.50%, 10/16/24	2,488
574		Series 1995-3, Class DQ, 8.05%, 06/16/25	614
154		Series 1995-7, Class CQ, 7.50%, 09/16/25	160
1,192		Series 1996-16, Class E, 7.50%, 08/16/26	1,235
244		Series 1998-26, Class K, 7.50%, 09/17/25	256
3,962		Series 1999-4, Class ZB, 6.00%, 02/20/29	3,980
3,555		Series 1999-10, Class ZC, 6.50%, 04/20/29	3,625
425		Series 1999-41, Class Z, 8.00%, 11/16/29	445
313		Series 1999-44, Class PC, 7.50%, 12/20/29	325
739		Series 2000-6, Class Z, 7.50%, 02/20/30	763
127		Series 2000-9, Class Z, 8.00%, 06/20/30	134
2,999		Series 2000-9, Class ZJ, 8.50%, 02/16/30	3,229
1,185		Series 2000-14, Class PD, 7.00%, 02/16/30	1,233
348		Series 2000-16, Class ZN, 7.50%, 02/16/30	360
1,840		Series 2000-37, Class B, 8.00%, 12/20/30	1,904
149		Series 2000-38, Class AH, 7.15%, 12/20/30	152
1,167		Series 2001-7, Class PK, 6.50%, 03/20/31	1,202
62		Series 2001-32, Class WA, IF, 6.28%, 07/20/31	63
1,595		Series 2001-64, Class MQ, 6.50%, 12/20/31	1,639
429		Series 2002-7, Class PG, 6.50%, 01/20/32	436
605		Series 2002-31, Class S, IF, IO, 3.11%, 01/16/31	47
1,595		Series 2002-40, Class UK, 6.50%, 06/20/32	1,657
7,061		Series 2002-45, Class QE, 6.50%, 06/20/32	7,300
1,595		Series 2002-47, Class PG, 6.50%, 07/16/32	1,653
1,595		Series 2002-47, Class PY, 6.00%, 07/20/32	1,597
1,950		Series 2002-47, Class ZA, 6.50%, 07/20/32	1,981
156		Series 2002-51, Class SG, IF, 8.50%, 04/20/31	168
936		Series 2002-54, Class GB, 6.50%, 08/20/32	968

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   73

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
514	Series 2002-79, Class KV, 6.00%, 11/20/13	521
4,958	Series 2002-88, Class VA, 6.00%, 12/20/17	5,033
1,279	Series 2003-4, Class NI, IO, 5.50%, 01/20/32	181
1,036	Series 2003-4, Class NY, 5.50%, 12/20/13	1,041
337	Series 2003-24, Class PO, PO, 03/16/33	268
1,196	Series 2003-40, Class TJ, 6.50%, 03/20/33	1,243
1,302	Series 2003-52, Class AP, PO, 06/16/33	958
359	Series 2003-95, Class SC, IF, IO, 1.43%, 09/17/31	5
270	Series 2004-28, Class S, IF, 4.29%, 04/16/34	264
585	Series 2004-73, Class AE, IF, 3.36%, 08/17/34	546
	Vendee Mortgage Trust,
2,173	Series 1994-1, Class 1, VAR, 5.63%, 02/15/24	2,165
3,148	Series 1996-1, Class 1Z, 6.75%, 02/15/26	3,303
1,067	Series 1996-2, Class 1Z, 6.75%, 06/15/26	1,116
4,349	Series 1997-1, Class 2Z, 7.50%, 02/15/27	4,598
1,076	Series 1998-1, Class 2E, 7.00%, 09/15/27	1,120
		384,733
	Non-Agency CMO — 7.1%
1,500	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, FRN, 4.85%, 09/25/35	1,418
354	Banc of America Alternative Loan Trust, Series 2003-11, Class PO, PO, 01/25/34	279
	Banc of America Funding Corp.,
463	Series 2004-1, Class PO, PO, 03/25/34	340
349	Series 2005-7, Class 30, PO, 11/25/35	223
1,656	Series 2005-E, Class 4A1, FRN, 4.11%, 03/20/35	1,625
	Banc of America Mortgage Securities,
358	Series 2003-8 Class A, PO, 11/25/33	264
877	Series 2004-1, Class A, PO, 02/25/34	674
632	Series 2004-6, Class A, PO, 07/25/34	441
866	Series 2004-J, Class 3A1, FRN, 5.06%, 11/25/34	853
	Bear Stearns Adjustable Rate Mortgage Trust,
429	Series 2003-7, Class 3A, VAR, 4.95%, 10/25/33	426
1,720	Series 2006-1, Class A1, FRN, 4.63%, 02/25/36	1,684
234	BHN II Mortgage Fund, Series 1997-1, Class A2, 7.92%, 07/25/09 (d) (i)	2
809	Cendant Mortgage Corp., Series 2004-1, Class P, PO, 02/25/34	636
	Citicorp Mortgage Securities, Inc.,
2,398	Series 2004-1, Class 3A1, 4.75%, 01/25/34	2,330
1,402	Series 2004-5, Class 2A5, 4.50%, 08/25/34	1,350
	Citigroup Mortgage Loan Trust, Inc.,
797	Series 2003-UP3, Class A3, 7.00%, 09/25/33	805
324	Series 2003-UST1, Class 1, PO, 12/25/18	258
229	Series 2003-UST1, Class 3, PO, 12/25/18	180
1,727	Series 2003-UST1, Class A1, 5.50%, 12/25/18	1,703
472	Series 2005-1, Class 2A1A, VAR, 4.69%, 04/25/35	471
	Countrywide Alternative Loan Trust,
3,618	Series 2002-8, Class A4, 6.50%, 07/25/32	3,617
2,579	Series 2004-2CB, Class 1A9, 5.75%, 03/25/34	2,285
1,300	Series 2005-54CB, Class 1A11, 5.50%, 11/25/35	1,255
	Countrywide Home Loan Mortgage Pass Through Trust,
3,118	Series 2003-26, Class 1A6, 3.50%, 08/25/33	2,723
1,580	Series 2003-J7, Class 4A3, IF, 2.69%, 08/25/18	1,462
608	Series 2003-J13, Class PO, PO, 01/25/34	496
411	Series 2004-HYB3, Class 2A, VAR, 4.06%, 06/20/34	404
1,752	Series 2005-22, Class 2A1, FRN, 5.26%, 11/25/35	1,735
544	Series 2005-R1, Class 2A, PO, 03/25/35 (e)	388
151	CS First Boston Mortgage Securities Corp., Series 1997-2, Class A, 7.50%, 06/25/20 (e)	150
611	Deutsche Mortgage Securities, Inc., Series 2004-1, Class 2A, PO, 10/25/18	480
	First Horizon Asset Securities, Inc.,
2,526	Series 2004-AR7, Class 2A1, FRN, 4.92%, 02/25/35	2,500
798	Series 2004-AR7, Class 2A2, FRN, 4.92%, 02/25/35	794
1,825	Series 2005-AR1, Class 2A2, FRN, 5.01%, 04/25/35	1,805
1,278	Indymac Index Mortgage Loan Trust, Series 2005-AR11, Class A7, FRN, IO, 0.72%, 08/25/35	20
1,729	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, FRN, 3.82%, 04/21/34	1,696
	MASTR Alternative Loans Trust,
584	Series 2003-9, Class 8A1, 6.00%, 01/25/34	581
304	Series 2004-7, Class 30, PO, 08/25/34	242
802	Series 2004-10, Class 1A1, 4.50%, 09/25/19	764
	MASTR Asset Securitization Trust,
439	Series 2003-4, Class 2A2, 5.00%, 05/25/18	436
547	Series 2004-8, PO, 08/25/19	433

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Non-Agency CMO — Continued
1,991		MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	1,382
—	(h)	Morgan Stanley Mortgage Trust, Series 35, Class 2, IF, HB, 7309.80%, 04/20/21	1
563		MortgageIT Trust, Series 2005-1, Class 1A1, FRN, 5.82%, 02/25/35	559
		Nomura Asset Acceptance Corp.,
971		Series 2003-A1, Class A1, 5.50%, 05/25/33	949
732		Series 2003-A1, Class A2, 6.00%, 05/25/33	732
55		Series 2003-A1, Class A5, 7.00%, 04/25/33	55
647		Series 2004-R2, Class A1, VAR, 6.50%, 10/25/34 (e)	662
1		Paine Webber CMO Trust, Series H, Class 4, 8.75%, 04/01/18	1
		Residential Accredit Loans, Inc.,
5,019		Series 2002-QS8, Class A5, 6.25%, 06/25/17	5,005
948		Series 2002-QS16, Class A3, IF, 5.11%, 10/25/17	930
1,093		Series 2003-QS3, Class A2, IF, 4.39%, 02/25/18	1,073
1,940		Series 2003-QS3, Class A8, IF, IO, 2.09%, 02/25/18	119
4,733		Series 2003-QS9, Class A3, IF, IO, 2.05%, 05/25/18	297
1,569		Series 2003-QS14, Class A1, 5.00%, 07/25/18	1,525
798		Series 2004-QS8, Class A2, 5.00%, 06/25/34	784
		Residential Funding Mortgage Securities I,
2,161		Series 2003-S7, Class A17, 4.00%, 05/25/33	2,018
798		Series 2003-S12, Class 4A5, 4.50%, 12/25/32	758
1,512		Series 2005-SA4, Class 1A1, VAR, 4.95%, 09/25/35	1,522
17		Rural Housing Trust, Series 1987-1, Class 3B, 7.33%, 04/01/26	17
269		Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP2, Class 1, PO, 12/25/18	223
29		Structured Mortgage Asset Residential Trust, Series 1993-2A, Class AE, 7.60%, 03/25/09	29
1,000		Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-4, Class CB7, 5.50%, 06/25/35	966
396		Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-MS7, Class P, PO, 03/25/33	314
		Washington Mutual, Inc.,
1,196		Series 2003-AR7, Class A6, VAR, 3.03%, 08/25/33	1,181
437		Series 2003-S10, Class A6, PO, 10/25/18	316
905		Series 2004-S3, Class 2A3, IF, 3.70%, 07/25/34	870
		Wells Fargo Mortgage Backed Securities Trust,
626		Series 2003-11, Class 1A, PO, 10/25/18	498
1,595		Series 2003-13, Class A7, 4.50%, 11/25/18	1,495
702		Series 2003-17, Class 2A4, 5.50%, 01/25/34	693
1,088		Series 2004-7, Class 2A2, 5.00%, 07/25/19	1,059
1,994		Series 2004-S, Class A5, FRN, 3.54%, 09/25/34	1,945
3,157		Series 2004-BB, Class A4, FRN, 4.56%, 01/25/35	3,113
1,045		Series 2004-EE, Class 3A1, FRN, 3.99%, 12/25/34	1,030
			72,349
		Total Collateralized Mortgage Obligations (Cost $468,247)	457,082
		Commercial Mortgage-Backed Securities — 1.6%
2,200		Banc of America Commercial Mortgage, Inc., Series 2005-6, Class ASB, VAR, 5.35%, 09/10/47	2,161
		Bear Stearns Commercial Mortgage Securities,
153		Series 2000-WF1, Class A1, VAR, 7.64%, 02/15/32	154
706		Series 2004-T16, Class A2, 3.70%, 02/13/46	691
1,100		Series 2005-PWR9, Class AAB, 4.80%, 09/11/42	1,064
1,420		Series 2006-PW11, Class A4, VAR, 5.62%, 03/11/39	1,410
937		Series 2006-PW14, Class A1, 5.04%, 12/11/38	928
1,136		Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A1, VAR, 5.91%, 03/15/49	1,145
886		CS First Boston Mortgage Securities Corp., Series 1998-C2, Class A2, 6.30%, 11/15/30	890
481		DLJ Commercial Mortgage Corp., Series 1999-CG2, Class A1B, VAR, 7.30%, 06/10/32	493
1,850		Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class ASB, 4.67%, 06/12/43	1,780
1,000		Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4, 5.61%, 02/12/39	991
		Morgan Stanley Capital I,
1,093		Series 2006-IQ12, Class A1, 5.26%, 12/15/43	1,088
447		Series 2006-T3, Class A1, 5.68%, 08/12/41	450
3,190		Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A2, 4.04%, 10/15/41	3,101
		Total Commercial Mortgage-Backed Securities (Cost $16,684)	16,346

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   75

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Corporate Bonds — 23.3%
	Aerospace & Defense — 0.2%
1,100	Northrop Grumman Corp., 7.13%, 02/15/11	1,168
772	Systems 2001 AT LLC (Cayman Islands), 7.16%, 12/15/11 (e)	804
		1,972
	Air Freight & Logistics — 0.3%
3,116	FedEx Corp., 6.72%, 01/15/22	3,265
	Airlines — 0.2%
419	American Airlines, Inc., 7.02%, 10/15/09	426
	Continental Airlines, Inc.,
798	7.06%, 09/15/09	798
177	7.26%, 03/15/20	183
944	United Airlines, Inc., 6.07%, 03/01/13 (c)	948
		2,355
	Automobiles — 0.5%
	DaimlerChrysler NA Holding Corp.,
1,595	4.75%, 01/15/08	1,587
2,791	7.20%, 09/01/09	2,882
		4,469
	Capital Markets — 4.8%
4,785	Bear Stearns Cos., Inc. (The), 3.25%, 03/25/09 (c)	4,574
	Credit Suisse USA, Inc.,
439	4.70%, 06/01/09	438
1,595	5.50%, 08/15/13	1,594
6,460	6.13%, 11/15/11	6,628
	Goldman Sachs Group, Inc. (The),
1,061	3.88%, 01/15/09	1,041
598	4.75%, 07/15/13	566
1,000	5.15%, 01/15/14	959
1,675	5.25%, 10/15/13	1,619
700	6.25%, 09/01/17	701
1,914	6.60%, 01/15/12	1,974
4,387	6.88%, 01/15/11	4,574
399	7.35%, 10/01/09	414
	Lehman Brothers Holdings, Inc.,
798	4.00%, 01/22/08	792
1,390	4.80%, 03/13/14	1,295
700	6.00%, 07/19/12	699
1,795	6.63%, 01/18/12	1,836
	Merrill Lynch & Co., Inc.,
798	3.13%, 07/15/08	778
595	3.70%, 04/21/08	585
1,196	4.13%, 01/15/09	1,171
700	5.00%, 01/15/15	664
1,398	5.45%, 07/15/14	1,373
1,000	6.40%, 08/28/17	1,019
	Morgan Stanley,
957	4.25%, 05/15/10	931
578	4.75%, 04/01/14	540
4,466	6.60%, 04/01/12	4,628
4,885	6.75%, 04/15/11	5,091
2,393	State Street Corp., 7.65%, 06/15/10	2,540
		49,024
	Chemicals — 0.2%
	Dow Chemical Co. (The),
200	6.00%, 10/01/12	206
1,196	6.13%, 02/01/11	1,228
400	Monsanto Co., 7.38%, 08/15/12	430
		1,864
	Commercial Banks — 2.7%
598	Branch Banking & Trust Co., 4.88%, 01/15/13	581
1,100	Fifth Third Bancorp, 5.45%, 01/15/17	1,059
3,988	Firstar Bank N.A., 7.13%, 12/01/09	4,179
1,595	Keycorp, 4.70%, 05/21/09	1,595
917	Mellon Funding Corp., 3.25%, 04/01/09	890
600	PNC Funding Corp., 5.25%, 11/15/15	581
798	Popular North America, Inc., 4.25%, 04/01/08	790
1,495	Royal Bank of Canada (Canada), 3.88%, 05/04/09	1,474
901	SunTrust Bank, 6.38%, 04/01/11	928
3,988	U.S. Bank N.A., 6.50%, 02/01/08	3,992
798	Wachovia Bank N.A., 7.80%, 08/18/10	862
	Wachovia Corp.,
2,791	3.50%, 08/15/08	2,733
1,712	3.63%, 02/17/09	1,678
1,000	5.75%, 06/15/17	994
	Wells Fargo & Co.,
1,784	3.13%, 04/01/09	1,736
700	5.00%, 11/15/14	678
	Wells Fargo Bank N.A.,
319	6.45%, 02/01/11	331
2,472	7.55%, 06/21/10	2,619
		27,700
	Communications Equipment — 0.0% (g)
400	Cisco Systems, Inc., 5.50%, 02/22/16	398

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Computers & Peripherals — 0.2%
1,025	Hewlett-Packard Co., 5.40%, 03/01/17	1,010
1,117	International Business Machines Corp., 5.39%, 01/22/09	1,122
		2,132
	Consumer Finance — 2.1%
1,595	American Express Credit Corp., 3.00%, 05/16/08	1,568
	American General Finance Corp.,
518	4.50%, 11/15/07 (c)	517
359	5.38%, 10/01/12	353
279	Capital One Bank, 5.75%, 09/15/10	279
	Capital One Financial Corp.,
275	5.70%, 09/15/11	271
740	6.25%, 11/15/13	721
	HSBC Finance Corp.,
798	4.75%, 05/15/09	790
500	5.25%, 01/15/14	483
500	5.50%, 01/19/16 (c)	480
4,583	5.88%, 02/01/09	4,619
798	6.38%, 11/27/12	820
798	6.50%, 11/15/08	808
1,783	6.75%, 05/15/11	1,850
2,752	8.00%, 07/15/10 (c)	2,946
	International Lease Finance Corp.,
698	4.50%, 05/01/08	691
598	5.88%, 05/01/13 (c)	609
	SLM Corp.,
600	4.00%, 01/15/10	556
1,037	5.38%, 01/15/13	918
798	Toyota Motor Credit Corp., 2.88%, 08/01/08	779
798	Washington Mutual Financial Corp., 6.88%, 05/15/11	833
		20,891
	Diversified Financial Services — 3.8%
4,367	Associates Corp. of North America, 8.15%, 08/01/09	4,631
	Bank of America Corp.,
2,393	3.88%, 01/15/08	2,377
500	5.25%, 12/01/15 (c)	482
1,595	7.40%, 01/15/11	1,696
5,580	7.80%, 02/15/10	5,935
	Caterpillar Financial Services Corp.,
320	3.45%, 01/15/09	314
300	5.50%, 03/15/16	299
650	CIT Group, Inc., 5.00%, 02/13/14	569
	Citigroup, Inc.,
479	3.50%, 02/01/08	475
798	4.25%, 07/29/09	786
500	4.70%, 05/29/15 (c)	471
1,994	5.63%, 08/27/12	2,014
319	6.20%, 03/15/09	325
	General Electric Capital Corp.,
1,795	3.50%, 05/01/08	1,773
1,675	4.25%, 01/15/08	1,667
1,096	4.63%, 09/15/09	1,092
1,500	5.40%, 02/15/17	1,476
4,103	5.88%, 02/15/12	4,203
4,785	6.00%, 06/15/12	4,926
2,034	6.13%, 02/22/11	2,104
815	Textron Financial Corp., 5.13%, 02/03/11	823
		38,438
	Diversified Telecommunication Services — 2.0%
558	Ameritech Capital Funding Corp., 6.15%, 01/15/08	559
500	BellSouth Corp., 5.20%, 09/15/14	484
736	BellSouth Telecommunications, 6.30%, 12/15/15 (c)	757
3,270	British Telecommunications plc (United Kingdom), 8.62%, 12/15/10	3,587
2,313	France Telecom S.A. (France), 7.75%, 03/01/11 (c)	2,475
694	New York Telephone Co., 6.00%, 04/15/08	695
2,233	Nynex Capital Funding Co., SUB, 8.23%, 10/15/09	2,356
139	Nynex Corp., 9.55%, 05/01/10	145
	Sprint Capital Corp.,
319	7.63%, 01/30/11	339
718	8.38%, 03/15/12	793
700	Telecom Italia Capital S.A. (Luxembourg), 5.25%, 11/15/13	674
1,117	TELUS Corp. (Canada), 8.00%, 06/01/11	1,212
798	Verizon Florida, Inc., 6.13%, 01/15/13	821
4,187	Verizon Global Funding Corp., 7.25%, 12/01/10	4,419
1,595	Verizon Virginia, Inc., 4.63%, 03/15/13	1,529
		20,845
	Electric Utilities — 0.5%
319	Alabama Power Co., 4.70%, 12/01/10	315
917	Carolina Power & Light Co., 5.13%, 09/15/13	900
550	CenterPoint Energy Houston Electric LLC, 5.75%, 01/15/14	552

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   77

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electric Utilities — Continued
1,595	Exelon Generation Co. LLC, 6.95%, 06/15/11	1,664
187	Kiowa Power Partners LLC, 4.81%, 12/30/13 (e)	185
869	PSEG Power LLC, 7.75%, 04/15/11	932
		4,548
	Electronic Equipment & Instruments — 0.0% (g)
120	Arrow Electronics, Inc., 6.88%, 07/01/13	126
	Food & Staples Retailing — 0.1%
1,196	Kroger Co. (The), 8.05%, 02/01/10	1,266
	Gas Utilities — 0.2%
100	Atmos Energy Corp., 5.13%, 01/15/13	97
3,230	Enron Corp., 6.75%, 07/01/05 (d) (f)	—	(h)
638	KeySpan Gas East Corp., 7.88%, 02/01/10	673
1,037	Southern California Gas Co., 4.80%, 10/01/12	1,016
70	Texas Eastern Transmission LP, 7.30%, 12/01/10	74
365	TransCanada Pipelines Ltd. (Canada), 4.00%, 06/15/13	338
		2,198
	Insurance — 2.4%
	American International Group, Inc.,
1,515	4.25%, 05/15/13	1,424
300	5.45%, 05/18/17	292
2,393	ASIF Global Financing XIX, 4.90%, 01/17/13 (e)	2,313
1,795	ASIF Global Financing XXIII, 3.90%, 10/22/08 (e)	1,764
1,595	Jackson National Life Global Funding, 6.13%, 05/30/12 (e)	1,656
	John Hancock Global Funding II,
957	3.50%, 01/30/09 (e)	936
957	7.90%, 07/02/10 (e)	1,037
1,595	MassMutual Global Funding II, 3.50%, 03/15/10 (e)	1,547
873	Metropolitan Life Global Funding I, 5.20%, 09/18/13 (e)	875
1,755	Monumental Global Funding II, 4.38%, 07/30/09 (e)	1,736
479	Nationwide Financial Services, 6.25%, 11/15/11	490
	New York Life Global Funding,
877	3.88%, 01/15/09 (e)	862
1,994	5.38%, 09/15/13 (e)	2,038
917	Pacific Life Global Funding, 3.75%, 01/15/09 (e)	901
	Principal Life Global Funding I,
798	2.80%, 06/26/08 (e)	778
3,015	6.25%, 02/15/12 (e)	3,149
	Protective Life Secured Trust,
1,595	4.00%, 04/01/11	1,551
853	4.00%, 10/07/09	839
299	XL Capital Ltd. (Cayman Islands), 5.25%, 09/15/14	286
		24,474
	Media — 0.8%
418	Comcast Cable Communications Holdings, Inc., 8.38%, 03/15/13	467
2,951	Comcast Cable Holdings LLC, 9.80%, 02/01/12	3,406
	Comcast Corp.,
479	5.50%, 03/15/11	479
200	5.90%, 03/15/16	198
718	Cox Communications, Inc., 7.75%, 11/01/10	764
1,117	Historic TW, Inc., 7.48%, 01/15/08	1,124
500	Time Warner Cable, Inc., 5.85%, 05/01/17 (e)	489
877	Time Warner Entertainment Co. LP, 10.15%, 05/01/12	1,037
		7,964
	Metals & Mining — 0.1%
805	Alcoa, Inc., 5.55%, 02/01/17	785
	Multi-Utilities — 0.5%
766	Dominion Resources, Inc., 6.25%, 06/30/12	786
798	DTE Energy Co., 6.65%, 04/15/09	814
	Duke Energy Carolinas LLC,
1,795	4.20%, 10/01/08 (c)	1,773
1,595	5.63%, 11/30/12	1,614
		4,987
	Oil, Gas & Consumable Fuels — 0.2%
225	ConocoPhillips Canada Funding Co. (Canada), 5.63%, 10/15/16	224
1,874	ConocoPhillips Co., 8.75%, 05/25/10	2,047
		2,271
	Paper & Forest Products — 0.2%
	International Paper Co.,
1,316	4.00%, 04/01/10	1,276
514	4.25%, 01/15/09	505
558	6.50%, 11/15/07	558
160	Weyerhaeuser Co., 6.75%, 03/15/12	165
		2,504

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Personal Products — 0.0% (g)
190	Procter & Gamble Co., 9.36%, 01/01/21	237
	Real Estate Management & Development — 0.0% (g)
319	ERP Operating LP, 4.75%, 06/15/09	315
	Road & Rail — 0.2%
	Burlington Northern Santa Fe Corp.,
785	6.13%, 03/15/09	795
798	7.13%, 12/15/10	840
135	Norfolk Southern Corp., 7.70%, 05/15/17	151
	Union Pacific Corp.,
175	4.88%, 01/15/15	165
200	5.65%, 05/01/17	197
		2,148
	Software — 0.1%
620	Oracle Corp. and Ozark Holding, Inc., 5.25%, 01/15/16 (c)	605
	Thrifts & Mortgage Finance — 0.7%
	Countrywide Home Loans, Inc.,
917	3.25%, 05/21/08 (c)	885
3,190	4.00%, 03/22/11	2,855
	Washington Mutual Bank FA,
299	5.65%, 08/15/14	282
1,196	6.88%, 06/15/11	1,215
1,085	Washington Mutual, Inc., 4.20%, 01/15/10	1,041
1,196	World Savings Bank FSB, 4.50%, 06/15/09	1,190
		7,468
	Wireless Telecommunication Services — 0.3%
1,436	New Cingular Wireless Services, Inc., 7.88%, 03/01/11	1,547
1,650	Sprint Nextel Corp., 6.00%, 12/01/16	1,604
		3,151
	Total Corporate Bonds (Cost $241,171)	238,400
	Foreign Government Securities — 0.6%
2,393	Province of Quebec (Canada), 5.75%, 02/15/09	2,430
	United Mexican States (Mexico),
1,475	4.63%, 10/08/08 (c)	1,463
1,293	6.38%, 01/16/13	1,352
850	6.63%, 03/03/15	907
	Total Foreign Government Securities (Cost $6,044)	6,152
	Mortgage Pass-Through Securities — 4.3%
	Federal Home Loan Mortgage Corp. Conventional Pools,
55	12.00%, 08/01/15-07/01/19	61
487	ARM, 7.13%, 07/01/26-01/01/27	488
	Federal Home Loan Mortgage Corp. Gold Pools,
2,035	4.00%, 05/01/14-08/01/18	1,944
786	4.50%, 10/01/18	756
235	5.50%, 06/01/17	234
1,629	5.50%, 07/01/35	1,596
317	6.00%, 04/01/18	321
234	6.00%, 12/01/22	237
982	6.00%, 01/01/34	984
430	6.50%, 12/01/13-11/01/22	441
238	6.50%, 05/01/17	242
234	7.00%, 08/01/10-09/01/12 (m)	241
110	7.00%, 04/01/22-04/01/26	114
227	7.50%, 08/01/08-10/01/14	232
74	7.50%, 08/01/25	78
103	8.00%, 07/01/20-11/01/24	110
61	8.50%, 01/01/10	63
259	8.50%, 07/01/28	278
	Federal National Mortgage Association Various Pools,
911	4.00%, 09/01/13	888
1,960	4.00%, 07/01/18	1,846
524	4.50%, 11/01/14	516
6,049	4.50%, 06/01/18-11/01/19	5,816
2,970	5.00%, 12/01/16-10/01/19	2,910
992	5.00%, 12/01/34	946
3,385	5.50%, 04/01/33-12/01/33	3,316
1,784	6.00%, 12/01/32-09/01/33	1,791
1,942	6.50%, 12/01/10-08/01/20	1,982
961	6.50%, 03/01/29-08/01/31	987
32	7.00%, 06/01/10	33
348	7.00%, 04/01/17-08/01/32	361
337	7.50%, 10/01/12	348
159	7.50%, 11/01/22-05/01/25	167
265	8.00%, 11/01/12	273
595	8.00%, 03/01/21-11/01/28	630
307	8.50%, 07/01/24-02/01/30	328
270	9.00%, 09/01/19-04/01/26	290
71	9.50%, 12/01/18	78
29	10.00%, 02/01/24	33
45	12.50%, 01/01/16	50
482	ARM, 4.68%, 09/01/34	476
1,695	ARM, 4.83%, 01/01/35	1,681
1,743	ARM, 5.49%, 06/01/36	1,744
176	ARM, 5.54%, 09/01/27	178

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   79

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
194	ARM, 5.55%, 03/01/29	191
72	ARM, 6.76%, 03/01/19	72
18	ARM, 6.79%, 08/01/19	19
32	ARM, 7.54%, 06/01/26	32
	Government National Mortgage Association Various Pools,
354	6.00%, 10/15/17	359
1,714	6.00%, 03/20/28-11/15/28	1,729
65	6.50%, 07/15/09	66
1,473	6.50%, 01/15/24-02/15/33	1,507
1,885	7.00%, 08/15/23-06/15/33	1,970
98	7.50%, 02/15/12-03/15/12	102
417	7.50%, 11/15/22-06/15/32	435
437	8.00%, 05/15/09-01/15/16	460
454	8.00%, 05/15/22-10/20/28	482
277	8.50%, 03/15/17-05/20/25	297
121	9.00%, 01/15/09-11/15/24	131
234	9.50%, 10/15/09-12/15/25	255
106	12.00%, 11/15/19	121
	Total Mortgage Pass-Through Securities (Cost $44,199)	44,316
	Supranational — 0.0% (g)
160	Corp. Andina de Fomento, 5.20%, 05/21/13	159
80	Inter-American Development Bank, 8.40%, 09/01/09	85
	Total Supranational (Cost $241)	244
	U.S. Government Agency Securities — 1.4%
	Federal Home Loan Bank System,
5,630	4.72%, 09/20/12	5,515
798	6.21%, 06/02/09	816
387	Federal Home Loan Mortgage Corp., 6.88%, 09/15/10 (c)	410
	Federal National Mortgage Association,
3,190	5.50%, 03/15/11	3,267
957	6.13%, 03/15/12 (c)	1,009
2,672	6.25%, 02/01/11 (c)	2,798
	Total U.S. Government Agency Securities (Cost $13,836)	13,815
	U.S. Treasury Obligations — 19.8%
	U.S. Treasury Bonds,
9,385	10.38%, 11/15/12 (m)	9,498
21,927	11.75%, 11/15/14 (m)	25,360
28,214	12.00%, 08/15/13 (m)	30,182
1,042	12.50%, 08/15/14 (m)	1,201
	U.S. Treasury Bonds Coupon STRIPS,
9,049	05/15/09	8,443
630	02/15/10 (c)	570
9,348	02/15/11 (c)	8,116
2,000	08/15/11	1,699
239	02/15/12	198
5,755	05/15/12 (c)	4,778
399	08/15/12	324
4,625	11/15/12 (c)	3,715
7,976	02/15/13 (c)	6,332
1,596	08/15/13 (m)	1,238
798	11/15/13 (c)	611
11,773	02/15/14 (m)	8,897
6,684	05/15/14 (m)	4,980
15,798	08/15/14 (m)	11,635
9,437	11/15/14 (m)	6,864
498	08/15/15 (c)	347
8,048	11/15/15 (c)	5,529
18,889	02/15/16 (c)	12,841
3,478	05/15/16 (c)	2,330
1,595	08/15/16	1,056
200	05/15/17 (c)	127
	U.S. Treasury Bonds Principal STRIPS,
1,000	05/15/08 (c)	969
4,982	11/15/09 (c)	4,555
6,360	11/15/12 (c)	5,106
9,284	U.S. Treasury Inflation Indexed Bonds, 4.25%, 01/15/10 (c)	9,643
	U.S. Treasury Notes,
5,000	3.50%, 02/15/10 (c)	4,919
1,000	3.63%, 07/15/09 (c)	990
1,100	4.00%, 06/15/09 (c)	1,096
1,000	4.63%, 10/31/11 (c)	1,015
500	4.88%, 05/15/09 (c)	505
6,500	5.00%, 07/31/08 (c)	6,532
9,890	6.50%, 02/15/10 (m)	10,412
	Total U.S. Treasury Obligations (Cost $208,652)	202,613
	Total Long-Term Investments (Cost $1,016,701)	996,671

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.8%
	Investment Company — 1.8%
18,067	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (Cost $18,067)	18,067

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 7.2%
	Asset Backed Securities — 0.0% (g)
444	MABS, Series 2006-NC1, Class A1, FRN, 5.59%, 02/25/08	444
	Certificates of Deposit — 1.4%
4,999	Bank of New York, FRN, 5.40%, 05/02/08	4,999
4,000	Barclays New York, FRN, 5.34%, 09/28/07	4,000
5,000	Canadian Imperial Bank, New York, FRN, 5.69%, 09/30/08	5,000
		13,999
	Corporate Notes — 4.6%
4,000	Banque Federative du Credit Mutuel, FRN, 5.55%, 08/13/08 (France)	4,000
3,500	BBVA Senior Finance S.A., FRN, 5.41%, 03/12/10 (Spain)	3,500
4,500	Beta Finance, Inc., FRN, 5.37%, 01/15/08	4,500
4,000	Caixa Catal, FRN, 5.39%, 07/07/08 (Spain)	4,000
2,000	CDC Financial Products, Inc., FRN, 5.30%, 09/28/07	2,000
1,000	Citigroup Global Markets, Inc., FRN, 5.53%, 09/07/07	1,000
4,000	Dorada Finance, Inc., FRN, 5.37%, 01/14/08	4,000
3,000	General Electric Capital Corp., FRN, 5.41%, 03/12/10	3,000
3,000	Liberty Lighthouse U.S. Capital, FRN, 5.34%, 02/04/08	3,000
5,000	Macquarie Bank Ltd, FRN, 5.53%, 08/20/08 (Australia)	5,000
3,500	Monumental Global Funding, FRN, 5.55%, 05/24/10	3,500
1,000	Morgan Stanley, FRN, 5.55%, 09/30/08	1,000
3,000	Pricoa Global Funding I, FRN, 5.41%, 12/15/09	3,000
	Sigma Finance, Inc.,
3,000	FRN, 5.37%, 01/17/08	3,000
2,000	FRN, 5.39%, 02/27/08	2,000
		46,500
	Funding Agreement — 0.3%
3,000	Beneficial Life Insurance Co., Inc., FRN, 5.59%, 11/30/07	3,000
	Repurchase Agreement — 0.9%
9,507	Banc of America Securities LLC, 5.40%, dated 8/31/07, due 9/04/07, repurchase price $9,513, collateralized by U.S. Government Agency Mortgages.	9,507
	Total Investments of Cash Collateral for Securities on Loan (Cost $73,450)	73,450
	Total Investments — 106.4% (Cost $1,108,218)	1,088,188
	Liabilities in Excess of Other Assets — (6.4)%	(65,404)
	NET ASSETS — 100.0%	$1,022,784

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   81

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.0%
		Asset-Backed Securities — 0.2%
1,298		Countrywide Asset-Backed Certificates, Series 2004-AB2, Class A2, FRN, 5.78%, 05/25/36	1,291
600		Residential Asset Mortgage Products, Inc., Series 2004-RS8, Class A16, SUB, 4.98%, 08/25/34	561
		Total Asset-Backed Securities (Cost $1,879)	1,852
		Collateralized Mortgage Obligations — 72.1%
		Agency CMO — 43.4%
		Federal Home Loan Mortgage Corp. STRIPS,
7		Series 1, Class B, IO, 8.00%, 10/15/18	1
3		Series 16, Class B, IO, 10.00%, 06/01/20	1
32		Series 134, Class B, IO, 9.00%, 04/01/22	7
		Federal Home Loan Mortgage Corp. REMICS,
77		Series 11, Class D, 9.50%, 07/15/19	80
30		Series 22, Class C, 9.50%, 04/15/20	31
42		Series 23, Class F, 9.60%, 04/15/20	47
33		Series 30, Class D, 9.50%, 02/15/20	35
1		Series 41, Class I, HB, 84.00%, 05/15/20	1
20		Series 47, Class F, 10.00%, 06/15/20	21
245		Series 77, Class H, 8.50%, 09/15/20	262
7		Series 81, Class A, 8.13%, 11/15/20	7
17		Series 84, Class F, 9.20%, 10/15/20	18
17		Series 99, Class Z, 9.50%, 01/15/21	18
—	(h)	Series 180, Class J, HB, 1,010.00%, 09/15/21	—	(h)
—	(h)	Series 186, Class I, HB, 1,009.50%, 08/15/21	—	(h)
—	(h)	Series 189, Class K, HB, 1,009.50%, 10/15/21	—	(h)
1		Series 204, Class E, IF, HB, 770.04%, 05/15/23	1
—	(h)	Series 1045, Class G, HB, 1,066.21%, 02/15/21	—	(h)
10		Series 1065, Class J, 9.00%, 04/15/21	10
25		Series 1079, Class S, IF, 14.88%, 05/15/21	33
—	(h)	Series 1082, Class D, HB, 1,007.78%, 05/15/21	—	(h)
16		Series 1084, Class F, FRN, 6.57%, 05/15/21	16
11		Series 1084, Class S, IF, HB, 19.91%, 05/15/21	11
18		Series 1133, Class H, 7.00%, 09/15/21	18
32		Series 1144, Class KB, 8.50%, 09/15/21	32
—	(h)	Series 1172, Class L, VAR, HB, 1,182.96%, 11/15/21	—	(h)
33		Series 1179, Class H, 7.50%, 11/15/21	33
1		Series 1196, Class B, IF, HB, 502.20%, 01/15/22	13
55		Series 1254, Class N, 8.00%, 04/15/22	54
99		Series 1343, Class LA, 8.00%, 08/15/22	106
50		Series 1343, Class LB, 7.50%, 08/15/22	50
195		Series 1374, Class Z, 7.00%, 10/15/22	200
53		Series 1395, Class G, 6.00%, 10/15/22	53
508		Series 1401, Class J, 7.00%, 10/15/22	507
4		Series 1404, Class FA, 4.50%, 11/15/07	4
4		Series 1465, Class SA, IF, IO, 3.37%, 02/15/08	—	(h)
613		Series 1466, Class PZ, 7.50%, 02/15/23	623
18		Series 1470, Class F, FRN, 5.28%, 02/15/23	18
20		Series 1505, Class QB, IF, 7.64%, 05/15/23	21
3		Series 1506, Class F, FRN, 5.93%, 05/15/08	3
247		Series 1512, Class J, 6.50%, 05/15/08	246
79		Series 1513, Class N, 6.50%, 05/15/08	79
198		Series 1518, Class G, IF, 3.99%, 05/15/23	188
158		Series 1526, Class L, 6.50%, 06/15/23	162
20		Series 1540, Class IA, 7.00%, 06/15/13	20
227		Series 1541, Class O, FRN, 4.07%, 07/15/23	222
1,554		Series 1543, Class VM, 6.90%, 04/15/23	1,584
46		Series 1544, Class J, IF, 7.14%, 07/15/08	46
11		Series 1549, Class K, 8.50%, 07/15/08	11
311		Series 1560, Class PN, 7.00%, 12/15/12	312
50		Series 1570, Class F, FRN, 5.78%, 08/15/23	51
125		Series 1570, Class SA, IF, 11.33%, 08/15/23	144
540		Series 1578, Class K, 6.90%, 09/15/23	559
61		Series 1578, Class V, IO, 7.00%, 09/15/23	11
1,196		Series 1591, Class PV, 6.25%, 10/15/23	1,222
400		Series 1596, Class D, 6.50%, 10/15/13	407
15		Series 1602, Class SA, IF, 4.47%, 10/15/23	14
18		Series 1606, Class M, FRN, 4.93%, 11/15/08	18
56		Series 1606, Class SC, IF, 9.58%, 11/15/08	57
484		Series 1609, Class LG, IF, 5.15%, 11/15/23	486
224		Series 1611, Class JA, FRN, 6.63%, 08/15/23	226
1,793		Series 1628, Class LZ, 6.50%, 12/15/23	1,844
685		Series 1638, Class H, 6.50%, 12/15/23	711
1,036		Series 1644, Class K, 6.75%, 12/15/23	1,080
101		Series 1647, Class PK, 6.50%, 12/15/08	101
75		Series 1649, Class S, IF, 9.14%, 12/15/08	75
1,836		Series 1658, Class GZ, 7.00%, 01/15/24	1,904
6		Series 1671, Class QC, IF, 10.00%, 02/15/24	7
758		Series 1677, Class Z, 7.50%, 07/15/23	783
10		Series 1686, Class SH, IF, 6.58%, 02/15/24	10
37		Series 1688, Class W, 7.25%, 03/15/14	38
20		Series 1689, Class SD, IF, 8.52%, 10/15/23	19
518		Series 1695, Class EB, 7.00%, 03/15/24	534
44		Series 1698, Class SC, IF, 9.48%, 03/15/09	44
86		Series 1699, Class FC, FRN, 6.22%, 03/15/24	87
93		Series 1745, Class D, 7.50%, 08/15/24	93
1,843		Series 1760, Class ZD, FRN, 4.53%, 02/15/24	1,786

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
297	Series 1798, Class F, 5.00%, 05/15/23	289
69	Series 1807, Class A, 6.00%, 11/15/08	69
16	Series 1807, Class G, 9.00%, 10/15/20	17
6,430	Series 1813, Class J, IF, IO, 0.75%, 11/15/23	179
572	Series 1829, Class ZB, 6.50%, 03/15/26	589
42	Series 1844, Class E, 6.50%, 10/15/13	42
1,015	Series 1863, Class Z, 6.50%, 07/15/26	1,038
6	Series 1865, Class D, PO, 02/15/24	4
252	Series 1899, Class ZE, 8.00%, 09/15/26	258
22	Series 1900, Class T, PO, 08/15/08	21
252	Series 1963, Class Z, 7.50%, 01/15/27	257
67	Series 1985, Class PR, IO, 8.00%, 07/15/27	13
114	Series 1987, Class PE, 7.50%, 09/15/27	116
112	Series 2025, Class PE, 6.30%, 01/15/13	113
57	Series 2033, Class SN, IF, IO, 12.20%, 03/15/24	13
75	Series 2038, Class PN, IO, 7.00%, 03/15/28	16
518	Series 2040, Class PE, 7.50%, 03/15/28	529
89	Series 2042, Class T, 7.00%, 03/15/28	92
477	Series 2055, Class OE, 6.50%, 05/15/13	486
291	Series 2060, Class Z, 6.50%, 05/15/28	297
800	Series 2061, Class DC, IO, 6.50%, 06/15/28	167
1,783	Series 2075, Class PH, 6.50%, 08/15/28	1,837
529	Series 2086, Class GB, 6.00%, 09/15/28	535
111	Series 2089, Class PJ, IO, 7.00%, 10/15/28	21
1,697	Series 2102, Class TC, 6.00%, 12/15/13 (m)	1,725
1,072	Series 2102, Class TU, 6.00%, 12/15/13 (m)	1,089
1,058	Series 2111, Class SB, IF, IO, 1.89%, 01/15/29	65
975	Series 2115, Class PE, 6.00%, 01/15/14	991
549	Series 2125, Class JZ, 6.00%, 02/15/29	556
29	Series 2132, Class PD, 6.00%, 11/15/27	29
191	Series 2132, Class SB, IF, 7.50%, 03/15/29	205
285	Series 2132, Class ZL, 6.50%, 03/15/29	295
40	Series 2135, Class UK, IO, 6.50%, 03/15/14	5
37	Series 2141, Class IO, IO, 7.00%, 04/15/29	8
20	Series 2161, Class PG, 6.00%, 04/15/28	20
83	Series 2163, Class PC, IO, 7.50%, 06/15/29	17
194	Series 2178, Class PB, 7.00%, 08/15/29	200
115	Series 2189, Class SA, IF, 6.26%, 02/15/28	117
295	Series 2201, Class C, 8.00%, 11/15/29	308
862	Series 2209, Class TC, 8.00%, 01/15/30	910
390	Series 2210, Class Z, 8.00%, 01/15/30	407
172	Series 2224, Class CB, 8.00%, 03/15/30	177
104	Series 2247, Class Z, 7.50%, 08/15/30	107
277	Series 2254, Class Z, 9.00%, 09/15/30	284
485	Series 2256, Class MC, 7.25%, 09/15/30	489
816	Series 2259, Class ZM, 7.00%, 10/15/30	833
818	Series 2271, Class PC, 7.25%, 12/15/30	830
518	Series 2283, Class K, 6.50%, 12/15/23	540
304	Series 2296, Class PD, 7.00%, 03/15/31	312
1	Series 2299, Class G, 7.00%, 05/15/14 (m)	1
908	Series 2303, Class ZN, 8.50%, 04/15/29	1,055
127	Series 2306, Class K, PO, 05/15/24	99
317	Series 2306, Class SE, IF, IO, 5.57%, 05/15/24	33
1,212	Series 2323, Class VO, 6.00%, 10/15/22	1,220
1,862	Series 2344, Class QG, 6.00%, 08/15/16	1,892
2,338	Series 2344, Class ZD, 6.50%, 08/15/31	2,380
250	Series 2344, Class ZJ, 6.50%, 08/15/31	258
201	Series 2345, Class NE, 6.50%, 08/15/31	207
656	Series 2347, Class VP, 6.50%, 03/15/20	676
694	Series 2353, Class TD, 6.00%, 09/15/16	709
675	Series 2355, Class BP, 6.00%, 09/15/16	687
564	Series 2358, Class PD, 6.00%, 09/15/16	573
1,096	Series 2359, Class PM, 6.00%, 09/15/16	1,114
428	Series 2359, Class ZB, 8.50%, 06/15/31	490
1,276	Series 2360, Class PG, 6.00%, 09/15/16	1,296
334	Series 2362, Class PD, 6.50%, 06/15/20	336
14	Series 2362, Class PJ, 6.50%, 10/15/28	14
381	Series 2363, Class PF, 6.00%, 09/15/16	387
663	Series 2366, Class MD, 6.00%, 10/15/16	674
173	Series 2368, Class AS, IF, 6.34%, 10/15/31	177
502	Series 2368, Class TG, 6.00%, 10/15/16	510
191	Series 2372, Class F, FRN, 6.11%, 10/15/31	191
194	Series 2383, Class FD, FRN, 6.11%, 11/15/31	194
348	Series 2388, Class UZ, 8.50%, 06/15/31	379
315	Series 2389, Class VA, 6.00%, 02/15/11	317
3,298	Series 2391, Class QR, 5.50%, 12/15/16	3,315
944	Series 2392, Class PV, 6.00%, 12/15/20	950
310	Series 2394, Class MC, 6.00%, 12/15/16	315
952	Series 2399, Class TH, 6.50%, 01/15/32	984
381	Series 2410, Class HC, 5.50%, 02/15/09	382
510	Series 2410, Class OE, 6.38%, 02/15/32	523
751	Series 2410, Class QS, IF, 4.91%, 02/15/32	737
334	Series 2410, Class QX, IF, IO, 3.04%, 02/15/32	33
341	Series 2412, Class SE, IF, 4.38%, 02/15/09	341
528	Series 2423, Class MC, 7.00%, 03/15/32	550
615	Series 2423, Class MT, 7.00%, 03/15/32	641
792	Series 2425, Class OB, 6.00%, 03/15/17	805
825	Series 2434, Class TC, 7.00%, 04/15/32	861
1,486	Series 2436, Class MC, 7.00%, 04/15/32	1,551
434	Series 2444, Class ES, IF, IO, 2.34%, 03/15/32	38

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   83

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
443	Series 2450, Class GZ, 7.00%, 05/15/32	458
492	Series 2450, Class SW, IF, IO, 2.39%, 03/15/32	42
89	Series 2458, Class OD, 6.00%, 04/15/16	89
1,701	Series 2458, Class QE, 5.50%, 06/15/17	1,710
1,059	Series 2460, Class VZ, 6.00%, 11/15/29	1,072
861	Series 2462, Class NB, 6.50%, 06/15/22	897
145	Series 2470, Class SL, IF, 9.00%, 01/15/27	149
1,308	Series 2474, Class SJ, IF, IO, 2.04%, 07/15/17	79
520	Series 2480, Class PV, 6.00%, 07/15/11	527
1,045	Series 2498, Class UD, 5.50%, 06/15/16	1,048
525	Series 2500, Class TD, 5.50%, 02/15/16	526
1,088	Series 2513, Class YO, PO, 02/15/32	946
1,554	Series 2515, Class DE, 4.00%, 03/15/32	1,456
240	Series 2517, Class SE, IF, 2.22%, 10/15/09	225
303	Series 2519, Class BT, 8.50%, 09/15/31	326
988	Series 2527, Class VU, 5.50%, 10/15/13	993
1,036	Series 2533, Class HB, 5.50%, 12/15/17	1,037
829	Series 2535, Class BK, 5.50%, 12/15/22	831
518	Series 2541, Class GX, 5.50%, 02/15/17	520
1,833	Series 2553, Class GF, FRN, 6.01%, 02/15/17	1,843
961	Series 2557, Class WJ, 5.00%, 07/15/14	959
703	Series 2565, Class MB, 6.00%, 05/15/30	707
334	Series 2571, Class SK, IF, 10.30%, 09/15/23	380
1,106	Series 2586, Class WI, IO, 6.50%, 03/15/33	261
2,012	Series 2594, Class VA, 6.00%, 03/15/14	2,038
698	Series 2594, Class VP, 6.00%, 02/15/14	706
1,069	Series 2597, Class DS, IF, IO, 1.94%, 02/15/33	68
1,672	Series 2599, Class DS, IF, IO, 1.39%, 02/15/33	84
1,516	Series 2610, Class DS, IF, IO, 1.49%, 03/15/33	88
3,558	Series 2611, Class SH, IF, IO, 2.04%, 10/15/21	217
1,036	Series 2611, Class UH, 4.50%, 05/15/18	972
2,330	Series 2617, Class GR, 4.50%, 05/15/18	2,191
369	Series 2624, Class IU, IO, 5.00%, 06/15/33	143
6,927	Series 2626, Class NS, IF, IO, 0.94%, 06/15/23	413
1,375	Series 2630, Class KN, 2.50%, 04/15/13	1,355
2,071	Series 2631, Class LC, 4.50%, 06/15/18	1,953
391	Series 2633, Class EO, PO, 08/15/33	247
2,265	Series 2637, Class SA, IF, IO, 0.49%, 06/15/18	81
491	Series 2640, Class UG, IO, 5.00%, 01/15/32	147
779	Series 2640, Class UR, IO, 4.50%, 08/15/17	66
513	Series 2643, Class HI, IO, 4.50%, 12/15/16	43
2,738	Series 2650, Class PO, PO, 12/15/32	2,143
4,574	Series 2650, Class SO, PO, 12/15/32	3,649
947	Series 2656, Class SH, IF, 4.77%, 02/15/25	939
1,000	Series 2657, Class MD, 5.00%, 12/15/20	989
2,995	Series 2668, Class SB, IF, 2.21%, 10/15/15	2,726
1,036	Series 2672, Class ME, 5.00%, 11/15/22	1,005
509	Series 2672, Class SJ, IF, 2.17%, 09/15/16	454
6,732	Series 2675, Class CK, 4.00%, 09/15/18 (m)	6,127
1,255	Series 2682, Class YS, IF, 1.02%, 10/15/33	846
274	Series 2683, Class VA, 5.50%, 02/15/21	275
11,562	Series 2684, Class PO, PO, 01/15/33	7,626
1,346	Series 2684, Class TO, PO, 10/15/33	723
4,195	Series 2686, Class GB, 5.00%, 05/15/20	4,181
2,133	Series 2686, Class NS, IF, IO, 1.99%, 10/15/21	140
955	Series 2691, Class WS, IF, 0.58%, 10/15/33	653
343	Series 2694, Class BA, 4.00%, 06/15/31	325
1,554	Series 2702, Class PC, 5.00%, 01/15/23	1,469
558	Series 2705, Class SC, IF, 0.58%, 11/15/33	361
1,320	Series 2705, Class SD, IF, 1.79%, 11/15/33	924
2,589	Series 2715, Class OG, 5.00%, 01/15/23	2,483
3,679	Series 2716, Class UN, 4.50%, 12/15/23	3,480
2,071	Series 2720, Class PC, 5.00%, 12/15/23	2,008
895	Series 2721, Class PI, IO, 5.00%, 05/15/16	32
3,108	Series 2727, Class BS, IF, 0.66%, 01/15/34	1,909
104	Series 2727, Class PO, PO, 01/15/34	56
46	Series 2733, Class GF, FRN, 0.00%, 09/15/33	45
402	Series 2739, Class S, IF, 0.78%, 01/15/34	228
574	Series 2744, Class FE, FRN, 0.00%, 02/15/34	467
1,213	Series 2744, Class PC, 5.50%, 01/15/31	1,217
3,904	Series 2744, Class PD, 5.50%, 08/15/33	3,940
2,071	Series 2744, Class TU, 5.50%, 05/15/32	2,030
661	Series 2749, Class PK, IO, 5.00%, 09/15/22	14
439	Series 2753, Class S, IF, 0.78%, 02/15/34	288
6,451	Series 2755, Class PA, PO, 02/15/29	5,356
1,001	Series 2755, Class SA, IF, 2.98%, 05/15/30	925
693	Series 2756, Class NA, 5.00%, 02/15/24	671
603	Series 2762, Class LO, PO, 03/15/34	330
685	Series 2764, Class OE, 4.50%, 03/15/19	642
309	Series 2769, Class PO, PO, 03/15/34	173
400	Series 2744, Class QO, PO, 02/15/34	306
269	Series 2774, Class QO, PO, 04/15/34	158
1,183	Series 2776, Class SK, IF, 0.66%, 04/15/34	823
289	Series 2777, Class DV, 6.50%, 11/15/17	297
244	Series 2778, Class BS, IF, 1.72%, 04/15/34	200
1,944	Series 2780, Class JG, 4.50%, 04/15/19	1,820
1,678	Series 2780, Class YC, 5.00%, 04/15/19	1,621
580	Series 2801, Class BS, IF, 2.88%, 05/15/34	510
521	Series 2827, Class NT, IF, 8.00%, 01/15/22	520
4,055	Series 2827, Class PS, IF, IO, 1.69%, 04/15/28	100

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Agency CMO — Continued
371		Series 2827, Class SQ, IF, 7.08%, 01/15/19	374
578		Series 2841, Class YA, 5.50%, 07/15/27	579
559		Series 2846, Class PO, PO, 08/15/34	330
545		Series 2863, Class JA, 4.50%, 09/15/19	525
1,370		Series 2864, Class GB, 4.00%, 09/15/19	1,245
1,031		Series 2971, Class GB, 5.00%, 11/15/16	1,027
685		Series 2971, Class GC, 5.00%, 07/15/18	677
271		Series 2975, Class KO, PO, 05/15/35	155
1,018		Series 2989, Class PO, PO, 06/15/23	805
473		Series 2996, Class FD, FRN, 5.86%, 06/15/35	470
2,739		Series 3047, Class OB, 5.50%, 12/15/33	2,758
4,781		Series 3068, Class QB, 4.50%, 06/15/20	4,536
2,560		Series 3100, Class MA, VAR, 7.99%, 12/15/35	2,270
986		Series 3101, Class EA, 6.00%, 06/15/20	985
1,821		Series 3117, Class EO, PO, 02/15/36	1,386
2,059		Series 3117, Class OK, PO, 02/15/36	1,457
1,958		Series 3118, Class DM, 5.00%, 02/15/24	1,870
179		Series 3122, Class ZB, 6.00%, 03/15/36	177
1,489		Series 3134, Class PO, PO, 03/15/36	1,106
1,701		Series 3138, Class PO, PO, 04/15/36	1,270
2,252		Series 3150, Class PO, PO, 05/15/36	1,722
1,861		Series 3152, Class MO, PO, 03/15/36	1,343
1,183		Series 3158, Class LX, FRN, 0.00%, 05/15/36	1,043
383		Series 3164, Class CF, FRN, 0.00%, 04/15/33	351
1,191		Series 3174, Class PX, 5.00%, 06/15/17	1,175
2,465		Series 3179, Class OA, PO, 07/15/36	1,943
1,394		Series 3189, Class SN, IF, 0.00%, 11/15/35	1,401
1,480		Series 3195, Class PD, 6.50%, 07/15/36	1,552
2,705		Series 3260, Class CS, IF, IO, 0.53%, 01/15/37	96
1,985		Series 3274, Class JO, PO, 02/15/37	1,399
4,000		Series 3299, Class KB, 5.00%, 08/15/29	3,902
3,000		Series 3334, Class MC, 5.00%, 04/15/33	2,871
		Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
706		Series T-41, Class 3A, 7.50%, 07/25/32 (m)	733
156		Series T-51, Class 1A, VAR, 6.50%, 09/25/43	159
192		Series T-51, Class 2A, VAR, 7.50%, 08/25/42	198
1,518		Series T-54, Class 2A, 6.50%, 02/25/43	1,536
435		Series T-54, Class 3A, 7.00%, 02/25/43	449
388		Series T-58, Class APO, PO, 09/25/43	328
		Federal National Mortgage Association Interest STRIPS,
26		Series 23, Class 2, IO, 10.00%, 09/01/17	6
16		Series 59, Class 2, IO, 9.50%, 07/01/17	4
1,000		Series 213, Class 2, IO, 8.00%, 03/01/23	265
33		Series 265, Class 2, 9.00%, 03/01/24	35
66		Series 285, Class 1, PO, 02/01/27	52
754		Series 340, Class 1, PO, 09/01/33	524
		Federal National Mortgage Association REMICS,
155		Series 1988-7, Class Z, 9.25%, 04/25/18	164
8		Series 1988-11, Class D, PO, 05/25/18	7
849		Series 1988-21, Class G, 9.50%, 08/25/18	921
8		Series 1988-29, Class B, 9.50%, 12/25/18	9
16		Series 1989-19, Class A, 10.30%, 04/25/19	17
12		Series 1989-21, Class G, 10.45%, 04/25/19	13
35		Series 1989-27, Class Y, 6.90%, 06/25/19	36
38		Series 1989-70, Class G, 8.00%, 10/25/19	40
17		Series 1989-78, Class H, 9.40%, 11/25/19	19
16		Series 1989-89, Class H, 9.00%, 11/25/19	17
13		Series 1990-60, Class K, 5.50%, 06/25/20	13
13		Series 1990-93, Class G, 5.50%, 08/25/20	13
—	(h)	Series 1990-95, Class J, HB, 1,118.04%, 08/25/20	11
75		Series 1990-102, Class J, 6.50%, 08/25/20	77
11		Series 1990-134, Class SC, IF, 13.30%, 11/25/20	13
1		Series 1990-140, Class K, HB, 652.15%, 12/25/20	13
—	(h)	Series 1991-7, Class K, HB, 908.50%, 02/25/21	3
776		Series 1991-44, Class G, 8.50%, 05/25/21	833
—	(h)	Series 1991-60, Class PM, HB, 1,009.00%, 06/25/21	5
456		Series 1992-7, Class Q, 8.00%, 01/25/18	462
31		Series 1992-33, Class F, FRN, 4.25%, 03/25/22	31
45		Series 1992-38, Class Z, 7.50%, 02/25/22	46
162		Series 1992-73, Class H, 7.50%, 05/25/22	165
25		Series 1992-101, Class J, 7.50%, 06/25/22	26
—	(h)	Series 1992-170, Class K, 7.00%, 09/25/07	—	(h)
582		Series 1992-188, Class PZ, 7.50%, 10/25/22	611
15		Series 1993-8, Class H, 7.00%, 01/25/08	15
616		Series 1993-25, Class J, 7.50%, 03/25/23	652
280		Series 1993-27, Class S, IF, 1.45%, 02/25/23	249
117		Series 1993-31, Class K, 7.50%, 03/25/23	122
1,212		Series 1993-54, Class Z, 7.00%, 04/25/23	1,266
65		Series 1993-62, Class SA, IF, 10.54%, 04/25/23	73
6		Series 1993-72, Class F, FRN, 5.18%, 05/25/08	6
59		Series 1993-97, Class FA, FRN, 6.78%, 05/25/23	61
39		Series 1993-108, Class D, PO, 02/25/23	35
24		Series 1993-131, Class Z, 7.00%, 07/25/08	24
144		Series 1993-162, Class F, FRN, 6.48%, 08/25/23	146

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   85

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
16	Series 1993-164, Class SA, IF, 9.24%, 09/25/08	16
24	Series 1993-165, Class SD, IF, 5.77%, 09/25/23	23
392	Series 1993-167, Class GA, 7.00%, 09/25/23	401
10	Series 1993-175, Class SA, IF, 11.53%, 09/25/08	10
233	Series 1993-179, Class SB, IF, 11.01%, 10/25/23	265
73	Series 1993-190, Class S, IF, 6.89%, 10/25/08	73
27	Series 1993-192, Class SC, IF, 6.90%, 10/25/08	27
7	Series 1993-196, Class FA, FRN, 5.18%, 10/25/08	7
11	Series 1993-196, Class SA, IF, 10.19%, 10/25/08	11
7	Series 1993-196, Class SB, IF, 9.25%, 10/25/08	7
25	Series 1993-204, Class PE, IO, 6.50%, 05/25/23	1
477	Series 1993-220, Class SG, IF, 4.94%, 11/25/13	480
115	Series 1993-225, Class SG, IF, 4.10%, 12/25/13	117
43	Series 1993-228, Class G, PO, 09/25/23	36
26	Series 1993-230, Class FA, FRN, 6.13%, 12/25/23	26
13	Series 1993-233, Class SC, IF, 5.34%, 12/25/08	13
140	Series 1993-234, Class SC, IF, 7.27%, 12/25/08	140
881	Series 1993-250, Class Z, 7.00%, 12/25/23	916
410	Series 1993-257, Class C, PO, 06/25/23	364
31	Series 1994-13, Class SK, IF, 9.19%, 02/25/09	31
319	Series 1994-34, Class DZ, 6.00%, 03/25/09	320
368	Series 1994-37, Class L, 6.50%, 03/25/24	375
77	Series 1995-2, Class Z, 8.50%, 03/25/25	81
789	Series 1996-14, Class SE, IF, IO, 5.87%, 08/25/23	85
35	Series 1996-20, Class L, PO, 09/25/08	34
33	Series 1996-59, Class J, 6.50%, 08/25/22	34
268	Series 1997-20, Class IO, IO, 1.84%, 03/25/27	9
57	Series 1997-24, Class Z, 8.00%, 04/18/27	60
58	Series 1997-27, Class J, 7.50%, 04/18/27	61
58	Series 1997-81, Class PI, IO, 7.00%, 12/18/27	14
207	Series 1998-36, Class J, 6.00%, 07/18/28	207
1,275	Series 1998-36, Class ZB, 6.00%, 07/18/28	1,281
511	Series 1998-43, Class SA, IF, IO, 11.10%, 04/25/23	101
363	Series 1999-57, Class Z, 7.50%, 12/25/19	383
359	Series 1999-62, Class PB, 7.50%, 12/18/29	379
56	Series 2000-52, Class IO, IO, 8.50%, 01/25/31	16
2,088	Series 2001-4, Class ZA, 6.50%, 03/25/31	2,158
521	Series 2001-5, Class OW, 6.00%, 03/25/16	529
404	Series 2001-7, Class PF, 7.00%, 03/25/31	422
156	Series 2001-28, Class VB, 6.00%, 02/25/20	155
1,181	Series 2001-31, Class VD, 6.00%, 05/25/31	1,199
746	Series 2001-33, Class ID, IO, 6.00%, 07/25/31	170
661	Series 2001-36, Class DE, 7.00%, 08/25/31	684
361	Series 2001-44, Class PD, 7.00%, 09/25/31	377
682	Series 2001-44, Class PU, 7.00%, 09/25/31	711
315	Series 2001-49, Class DQ, 6.00%, 11/25/15	317
943	Series 2001-49, Class LZ, 8.50%, 07/25/31	1,047
537	Series 2001-52, Class XN, 6.50%, 11/25/15	555
847	Series 2001-61, Class VB, 7.00%, 12/25/16	849
1,246	Series 2001-61, Class Z, 7.00%, 11/25/31	1,301
1,076	Series 2001-71, Class QE, 6.00%, 12/25/16	1,092
567	Series 2001-72, Class SX, IF, 4.65%, 12/25/31	542
518	Series 2001-74, Class MB, 6.00%, 12/25/16	530
487	Series 2002-1, Class HC, 6.50%, 02/25/22	500
237	Series 2002-1, Class SA, IF, 7.30%, 02/25/32	249
375	Series 2002-1, Class UD, IF, 5.14%, 12/25/23	378
1,036	Series 2002-3, Class PG, 5.50%, 02/25/17	1,041
329	Series 2002-8, Class SR, IF, 4.61%, 03/25/09	329
448	Series 2002-9, Class ST, IF, 6.11%, 03/25/17	476
188	Series 2002-9, Class VE, 6.50%, 12/25/12	189
2,071	Series 2002-11, Class QG, 5.50%, 03/25/17	2,078
2,054	Series 2002-13, Class SJ, IF, IO, 1.60%, 03/25/32	103
148	Series 2002-13, Class ST, IF, 10.00%, 03/25/32	168
4,661	Series 2002-18, Class PC, 5.50%, 04/25/17	4,703
1,093	Series 2002-19, Class PE, 6.00%, 04/25/17	1,110
291	Series 2002-37, Class Z, 6.50%, 06/25/32	296
1,554	Series 2002-55, Class QE, 5.50%, 09/25/17	1,553
6,673	Series 2002-56, Class UC, 5.50%, 09/25/17 (m)	6,697
754	Series 2002-59, Class AC, 6.00%, 03/25/28	753
119	Series 2002-59, Class VB, 6.50%, 04/25/32	119
893	Series 2002-62, Class ZE, 5.50%, 11/25/17	894
1,336	Series 2002-63, Class KC, 5.00%, 10/25/17	1,320
932	Series 2002-63, Class LB, 5.50%, 10/25/17	936
367	Series 2002-73, Class S, IF, 2.49%, 11/25/09	352
2,071	Series 2002-74, Class LD, 5.00%, 01/25/16	2,059
1,554	Series 2002-74, Class PD, 5.00%, 11/25/15	1,547
17	Series 2002-74, Class VA, 6.00%, 11/25/31	16
1,554	Series 2002-74, Class VB, 6.00%, 11/25/31	1,526
1,113	Series 2002-77, Class S, IF, 4.39%, 12/25/32	1,084
99	Series 2002-91, Class UH, IO, 5.50%, 06/25/22	15
1,079	Series 2003-8, Class SB, IF, IO, 2.14%, 03/25/16	34
64	Series 2003-16, Class PI, IO, 5.00%, 11/25/12	—	(h)
1,036	Series 2003-22, Class UD, 4.00%, 04/25/33	824
1,036	Series 2003-27, Class DW, 4.50%, 04/25/17	997

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
432	Series 2003-39, Class IO, IO, VAR, 6.00%, 05/25/33	102
2,408	Series 2003-41, Class PE, 5.50%, 05/25/23	2,406
267	Series 2003-52, Class SX, IF, 6.44%, 10/25/31	276
777	Series 2003-65, Class CI, IO, 4.50%, 03/25/15	61
323	Series 2003-67, Class VQ, 7.00%, 01/25/19	331
1,689	Series 2003-68, Class QP, 3.00%, 07/25/22	1,562
536	Series 2003-73, Class GA, 3.50%, 05/25/31	502
720	Series 2003-73, Class PB, 4.50%, 08/25/18	674
210	Series 2003-74, Class SH, IF, 0.26%, 08/25/33	148
240	Series 2003-79, Class NM, 4.00%, 05/25/22	230
7,396	Series 2003-80, Class SY, IF, IO, 2.14%, 06/25/23	582
1,036	Series 2003-81, Class LC, 4.50%, 09/25/18	979
3,001	Series 2003-83, Class PG, 5.00%, 06/25/23	2,908
518	Series 2003-86, Class PX, 4.50%, 02/25/17	505
605	Series 2003-91, Class SD, IF, 3.32%, 09/25/33	541
359	Series 2003-92, Class SH, IF, 2.44%, 09/25/18	323
512	Series 2003-106, Class PO, PO, 08/25/17	432
1,295	Series 2003-106, Class US, IF, 0.82%, 11/25/23	885
685	Series 2003-106, Class WE, 4.50%, 11/25/22	651
1,027	Series 2003-113, Class PC, 4.00%, 03/25/15	1,007
3,524	Series 2003-116, Class SB, IF, IO, 2.09%, 11/25/33	270
2,739	Series 2003-117, Class JB, 3.50%, 06/25/33	2,461
777	Series 2003-122, Class TE, 5.00%, 12/25/22	731
1,036	Series 2003-128, Class KE, 4.50%, 01/25/14	1,017
1,324	Series 2003-130, Class SX, IF, 3.26%, 01/25/34	1,233
890	Series 2003-132, Class OA, PO, 08/25/33	631
1,228	Series 2004-1, Class DL, 4.50%, 02/25/18	1,214
2,588	Series 2004-4, Class QI, IF, IO, 1.60%, 06/25/33	166
647	Series 2004-4, Class QM, IF, 3.19%, 06/25/33	603
1,641	Series 2004-10, Class SC, IF, 6.58%, 02/25/34	1,779
1,162	Series 2004-14, Class SD, IF, 0.82%, 03/25/34	786
1,430	Series 2004-21, Class CO, PO, 04/25/34	870
926	Series 2004-22, Class A, 4.00%, 04/25/19	867
1,036	Series 2004-25, Class PB, 5.50%, 05/25/32	1,039
777	Series 2004-25, Class PC, 5.50%, 01/25/34	763
2,358	Series 2004-25, Class SA, IF, 4.39%, 04/25/34	2,303
1,370	Series 2004-27, Class HB, 4.00%, 05/25/19	1,214
777	Series 2004-36, Class PB, 5.50%, 05/25/32	789
1,492	Series 2004-36, Class SA, IF, 4.39%, 05/25/34	1,443
478	Series 2004-36, Class SN, IF, 3.19%, 07/25/33	422
5,809	Series 2004-46, Class HS, IF, IO, 0.50%, 05/25/30	144
466	Series 2004-51, Class SY, IF, 3.23%, 07/25/34	418
1,554	Series 2004-53, Class NC, 5.50%, 07/25/24	1,543
287	Series 2004-61, Class SK, IF, 8.50%, 11/25/32	295
1,295	Series 2004-92, Class JO, PO, 12/25/34	1,156
535	Series 2005-15, Class MO, PO, 03/25/35	338
920	Series 2005-47, Class AN, 5.00%, 12/25/16	916
1,793	Series 2005-52, Class PA, 6.50%, 06/25/35	1,845
4,785	Series 2005-56, Class S, IF, IO, 1.20%, 07/25/35	263
848	Series 2005-58, Class PO, PO, 07/25/35	615
1,027	Series 2005-68, Class BC, 5.25%, 06/25/35	974
3,424	Series 2005-68, Class PG, 5.50%, 08/25/35	3,414
969	Series 2005-70, Class KI, IO, 5.50%, 08/25/35	173
3,424	Series 2005-84, Class XM, 5.75%, 10/25/35	3,462
4,794	Series 2005-110, Class GJ, 5.50%, 11/25/30	4,800
2,739	Series 2005-110, Class GK, 5.50%, 08/25/34	2,664
2,397	Series 2005-110, Class MN, 5.50%, 06/25/35	2,364
2,054	Series 2005-116, Class PB, 6.00%, 04/25/34	2,091
2,054	Series 2006-39, Class WC, 5.50%, 01/25/36	2,003
2,947	Series 2006-44, Class GO, PO, 06/25/36	2,187
8,345	Series 2006-44, Class P, PO, 12/25/33	6,016
1,712	Series 2006-46, Class UC, 5.50%, 12/25/35	1,664
1,297	Series 2006-58, Class AP, PO, 07/25/36	1,001
3,028	Series 2006-58, Class PO, PO, 07/25/36	2,301
4,769	Series 2006-59, Class QO, PO, 01/25/33	3,601
1,217	Series 2006-65, Class QO, PO, 07/25/36	927
2,190	Series 2006-72, Class GO, PO, 08/25/36	1,687
6,848	Series 2006-77, Class PC, 6.50%, 08/25/36	7,158
1,773	Series 2006-90, Class AO, PO, 09/25/36	1,378
2,131	Series 2006-110, Class PO, PO, 11/25/36	1,541
1,947	Series 2006-115, Class OK, PO, 12/25/36	1,453
2,347	Series 2006-119, Class PO, 12/25/36	1,693
3,521	Series 2006-120, Class IO, IO, 6.50%, 12/25/36	900
3,484	Series 2006-126, Class AO, PO, 01/25/37	2,635
7,528	Series 2007-7, Class SG, IF, IO, 1.00%, 08/25/36	237
1,963	Series 2007-14, Class OP, PO, 03/25/37	1,414
1,500	Series 2007-47, Class PC, 5.00%, 07/25/33	1,441
2,000	Series 2007-79, Class PB, 5.00%, 04/25/29	1,946
909	Series 2596, Class QB, IF, 1.98%, 05/25/34	851
280	Series G92-4, Class F, FRN 4.53%, 12/25/21	278
205	Series G92-7, Class JQ, 8.50%, 01/25/22	221
43	Series G92-12, Class B, 7.70%, 02/25/22	46
65	Series G92-14, Class Z, 7.00%, 02/25/22	68
139	Series G92-15, Class Z, 7.00%, 01/25/22	141

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   87

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Agency CMO — Continued
—	(h)	Series G92-27, Class SQ, IF, HB, 5,040.60%, 05/25/22	26
42		Series G92-42, Class Z, 7.00%, 07/25/22	44
1,549		Series G92-44, Class ZQ, 8.00%, 07/25/22	1,645
232		Series G92-54, Class ZQ, 7.50%, 09/25/22	245
396		Series G92-61, Class Z, 7.00%, 10/25/22	395
46		Series G92-62, Class B, PO, 10/25/22	39
274		Series G93-1, Class KA, 7.90%, 01/25/23	292
183		Series G93-17, Class SI, IF, 6.00%, 04/25/23	182
220		Series G97-2, Class ZA, 8.50%, 02/17/27	239
84		Federal National Mortgage Association Grantor Trust, Series 2001-T10, Class PO, PO, 12/25/41	69
		Federal National Mortgage Association Whole Loan,
181		Series 2002-W5, Class A10, IF, IO 2.59%, 11/25/30	7
930		Series 2003-W1, Class 1A1, 6.50%, 12/25/42	950
515		Series 2003-W1, Class 2A, 7.50%, 12/25/42	538
188		Series 2003-W4, Class 2A, 6.50%, 10/25/42	192
1,685		Series 2004-W2, Class 2A2, 7.00%, 02/25/44	1,752
		Government National Mortgage Association,
192		Series 1994-4, Class KQ, 7.99%, 07/16/24	202
2,460		Series 1994-7, Class PQ, 6.50%, 10/16/24	2,558
387		Series 1996-16, Class E, 7.50%, 08/16/26 (m)	401
75		Series 1997-2, Class E, 7.50%, 02/20/27	77
95		Series 1997-11, Class D, 7.50%, 07/20/27	98
159		Series 1998-26, Class K, 7.50%, 09/17/25	166
948		Series 1999-4, Class ZB, 6.00%, 02/20/29	952
310		Series 1999-41, Class Z, 8.00%, 11/16/29	325
38		Series 1999-43, Class TA, IF, 9.35%, 11/16/29	41
163		Series 1999-44, Class PC, 7.50%, 12/20/29	169
769		Series 1999-44, Class ZG, 8.00%, 12/20/29	804
480		Series 2000-6, Class Z, 7.50%, 02/20/30	495
697		Series 2000-7, Class ST, IF, 12.90%, 01/16/30	824
306		Series 2000-9, Class Z, 8.00%, 06/20/30	321
1,770		Series 2000-9, Class ZJ, 8.50%, 02/16/30	1,906
1,318		Series 2000-10, Class ZP, 7.50%, 02/16/30	1,380
699		Series 2000-12, Class ST, IF, 12.90%, 02/16/30	839
188		Series 2000-16, Class ZN, 7.50%, 02/16/30	195
1,546		Series 2000-21, Class Z, 9.00%, 03/16/30	1,690
265		Series 2000-26, Class Z, 7.75%, 09/20/30	265
100		Series 2000-36, Class HC, 7.33%, 11/20/30	103
53		Series 2000-36, Class IK, IO, 9.00%, 11/16/30	11
294		Series 2000-38, Class AH, 7.15%, 12/20/30	299
40		Series 2001-32, Class WA, IF, 6.28%, 07/20/31	41
356		Series 2001-35, Class SA, IF, IO, 2.66%, 08/16/31	28
331		Series 2001-36, Class S, IF, IO, 2.46%, 08/16/31	26
134		Series 2001-55, Class SF, IF, 8.23%, 11/20/31	146
341		Series 2001-60, Class VP, 6.50%, 07/20/17	342
777		Series 2002-4, Class TD, 7.00%, 01/20/32	815
418		Series 2002-7, Class PG, 6.50%, 01/20/32	425
1,395		Series 2002-24, Class AG, IF, IO, 2.36%, 04/16/32	110
380		Series 2002-24, Class SB, IF, 3.54%, 04/16/32	356
814		Series 2002-24, Class Z, 8.50%, 04/16/32	897
2,876		Series 2002-31, Class SE, IF, IO, 1.91%, 04/16/30	205
119		Series 2002-33, Class SY, IF, 9.00%, 02/26/23	128
1,036		Series 2002-40, Class UK, 6.50%, 06/20/32	1,076
247		Series 2002-41, Class LS, IF, 9.00%, 06/16/32	266
625		Series 2002-45, Class QE, 6.50%, 06/20/32	647
777		Series 2002-47, Class PG, 6.50%, 07/16/32	805
103		Series 2002-51, Class SG, IF, 8.50%, 04/20/31	111
422		Series 2002-54, Class GB, 6.50%, 08/20/32	436
851		Series 2002-70, Class AV, 6.00%, 03/20/12	863
1,154		Series 2002-70, Class PS, IF, IO, 2.16%, 08/20/32	80
1,667		Series 2002-79, Class KV, 6.00%, 11/20/13	1,689
1,457		Series 2002-80, Class EB, 7.00%, 01/20/32	1,476
805		Series 2002-88, Class VA, 6.00%, 12/20/17	817
1,079		Series 2003-4, Class NI, IO, 5.50%, 01/20/32	153
673		Series 2003-4, Class NY, 5.50%, 12/20/13	676
3,283		Series 2003-11, Class SK, IF, IO, 2.11%, 02/16/33	267
96		Series 2003-24, Class PO, PO, 03/16/33	76
2,114		Series 2003-41, Class ID, IO, 5.50%, 05/20/33	660
3,600		Series 2003-46, Class IH, IO, 5.50%, 12/20/32	885
1,614		Series 2003-76, Class LS, IF, IO, 1.66%, 09/20/31	77
222		Series 2003-90, Class PO, PO, 10/20/33	177
433		Series 2003-95, Class SC, IF, IO, 1.43%, 09/17/31	6
1,166		Series 2003-98, Class PC, 5.00%, 02/20/29	1,155
3,160		Series 2003-112, Class SA, IF, IO, 0.96%, 12/16/33	147
5,997		Series 2004-11, Class SW, IF, IO, 0.18%, 02/20/34	216
473		Series 2004-28, Class S, IF, 4.29%, 04/16/34	462

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
7,431	Series 2004-59, Class SG, IF, IO, 0.96%, 07/20/34	435
21,564	Series 2004-68, Class SA, IF, IO, 1.26%, 05/20/31	1,074
535	Series 2004-73, Class AE, IF, 3.36%, 08/17/34	499
8,269	Series 2004-73, Class JL, IF, IO, 0.96%, 09/16/34	500
7,335	Series 2005-17, Class SL, IF, IO, 1.16%, 07/20/34	429
1,088	Series 2006-38, Class ZL, 6.50%, 09/20/33	1,084
666	Series 2007-22, Class Z, 6.00%, 04/20/37	664
496	Series 2007-28, Class BO, PO, 05/20/37	381
	Vendee Mortgage Trust,
10,133	Series 1994-1, Class 2ZB, 6.50%, 02/15/24	10,613
1,226	Series 1996-1, Class 1Z, 6.75%, 02/15/26	1,287
693	Series 1996-2, Class 1Z, 6.75%, 06/15/26	725
1,412	Series 1997-1, Class 2Z, 7.50%, 02/15/27	1,493
1,049	Series 1998-1, Class 2E, 7.00%, 09/15/27	1,091
914	Series 2001-1, Class 2J, 7.00%, 05/15/10	921
127	Series 2002-2, Class J, 6.00%, 01/15/09	127
		430,486
	Non-Agency CMO — 28.7%
283	ABN AMRO Mortgage Corp., Series 2003-7, Class A3, 4.50%, 07/25/18	270
1,712	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, FRN, 4.85%, 09/25/35	1,618
	Bank of America Alternative Loan Trust,
453	Series 2003-3, Class A, PO, 05/25/33	317
613	Series 2003-11, Class PO, PO, 01/25/34	482
	Banc of America Funding Corp.,
2,589	Series 2003-3, Class 1A33, 5.50%, 10/25/33	2,531
601	Series 2004-1, Class PO, PO, 03/25/34	441
765	Series 2005-4, Class 30, PO, 08/25/35	541
1,740	Series 2005-6, Class 2A7, 5.50%, 10/25/35	1,706
312	Series 2005-7, Class 30, PO, 11/25/35	199
1,443	Series 2005-8, Class 30, PO, 01/25/36	972
4,079	Series 2005-E, Class 4A1, FRN, 4.11%, 03/20/35	4,003
	Banc of America Mortgage Securities,
358	Series 2003-8 Class A, PO, 11/25/33	264
187	Series 2003-9, Class 1A2, PO, 12/25/33	117
11,156	Series 2004-3, Class 15, IO, VAR, 0.21%, 04/25/19	45
1,246	Series 2004-4, Class 1A9, 5.00%, 05/25/34	1,216
547	Series 2004-4, Class A, PO, 05/25/34	404
686	Series 2004-6, Class A, PO, 07/25/34	479
6,013	Series 2004-E, Class 2A5, FRN, 4.11%, 06/25/34	6,084
3,208	Series 2004-J, Class 3A1, FRN 5.06%, 11/25/34	3,161
	Bear Stearns Adjustable Rate Mortgage Trust,
1,469	Series 2003-7, Class 3A, VAR, 4.95%, 10/25/33	1,458
2,027	Series 2004-1, Class 12A1, VAR, 3.64%, 04/25/34	2,007
1,607	Series 2004-4, Class A4, VAR, 3.52%, 06/25/34	1,586
5,889	Series 2006-1, Class A1, FRN, 4.63%, 02/25/36	5,767
1,021	Cendant Mortgage Corp., Series 2003-9, Class 1P, PO, 11/25/33	752
	Citicorp Mortgage Securities, Inc.,
393	Series 2002-11, Class 1A14, 6.00%, 11/25/32	391
474	Series 2003-3, Class A30, 5.25%, 03/25/33	473
776	Series 2003-8, Class A, PO, 08/25/33	576
4,086	Series 2004-1, Class 3A1, 4.75%, 01/25/34	3,969
5,039	Series 2004-5, Class 2A5, 4.50%, 08/25/34	4,853
	Citigroup Mortgage Loan Trust, Inc.,
810	Series 2003-1, Class 3, PO, 10/25/33	596
158	Series 2003-1, Class WA2, 6.50%, 10/25/33	159
326	Series 2003-1, Class WPO2, PO, 10/25/33	262
446	Series 2003-UP3, Class A3, 7.00%, 09/25/33	450
370	Series 2003-UST1, Class 1, PO, 12/25/18	295
298	Series 2003-UST1, Class 2, PO, 12/25/18	258
148	Series 2003-UST1, Class 3, PO, 12/25/18	117
1,683	Series 2003-UST1, Class A1, 5.50%, 12/25/18	1,660
1,132	Series 2005-1, Class 2A1A, VAR, 4.69%, 04/25/35	1,130
2,228	Series 2005-5, Class 1A2, FRN, 5.40%, 08/25/35	2,218
	Countrywide Alternative Loan Trust,
783	Series 2002-8, Class A4, 6.50%, 07/25/32	783
792	Series 2003-J1, Class PO, PO, 10/25/33	620
1,261	Series 2004-2CB, Class 1A9, 5.75%, 03/25/34	1,118
381	Series 2004-J3, Class 4A1, 4.75%, 04/25/19	367
1,252	Series 2005-5R, Class A1, 5.25%, 12/25/18	1,242
13,219	Series 2005-22T1, Class A2, IF, IO, 0.00%, 06/25/35	235
2,206	Series 2005-26CB, Class A10, IF, 3.07%, 07/25/35	2,092
690	Series 2005-28CB, Class 1A5, 5.50%, 08/25/35	687
748	Series 2005-28CB, Class 3A5, 6.00%, 08/25/35	739
2,054	Series 2005-54CB, Class 1A11, 5.50%, 11/25/35	1,983
757	Series 2005-64CB, Class 1A9, 5.50%, 12/25/35	702
1,246	Series 2005-86CB, Class A11, 5.50%, 02/25/36	1,161
9,426	Series 2005-J1, Class 1A4, IF, IO, 0.00%, 02/25/35	126

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   89

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
41,209	Series 2006-7CB, Class 1A2, IF, IO, 0.00%, 05/25/36	235
1,400	Series 2006-26CB, Class A9, 6.50%, 09/25/36	1,412
	Countrywide Home Loan Mortgage Pass-Through Trust,
3,940	Series 2002-31, Class A5, 5.75%, 01/25/33	3,938
4,000	Series 2002-36, Class A22, 6.00%, 01/25/33	3,893
287	Series 2003-18, Class A12, 5.50%, 07/25/33	271
2,024	Series 2003-26, Class 1A6, 3.50%, 08/25/33	1,768
116	Series 2003-34, Class A11, 5.25%, 09/25/33	104
212	Series 2003-44, Class A9, PO, 10/25/33	146
721	Series 2003-J2, Class A17, IF, IO, 1.90%, 04/25/33	30
1,795	Series 2003-J7, Class 4A3, IF, 2.69%, 08/25/18	1,661
704	Series 2003-J10, Class 2A1, 5.00%, 11/25/18	690
564	Series 2004-3, Class PO, PO, 04/25/34	448
515	Series 2004-7 Class 2A1, FRN, 4.03%, 06/25/34	509
874	Series 2004-HYB1, Class 2A, VAR, 4.21%, 05/20/34	874
3,129	Series 2004-HYB3, Class 2A, VAR, 4.06%, 06/20/34	3,070
1,769	Series 2004-HYB6, Class A3, VAR, 5.10%, 11/20/34	1,748
1,791	Series 2004-J8, Class 1A2, 4.75%, 11/25/19	1,756
1,166	Series 2005-16, Class A23, 5.50%, 09/25/35	1,132
3,840	Series 2005-22, Class 2A1, FRN, 5.26%, 11/25/35	3,801
	First Horizon Alternative Mortgage Securities,
2,626	Series 2004-AA4, Class A1, FRN, 5.38%, 10/25/34	2,613
851	Series 2005-AA5, Class 1A2, FRN, 5.30%, 07/25/35	847
761	Series 2005-FA8, Class 1A19, 5.50%, 11/25/35	658
	First Horizon Asset Securities, Inc.,
251	Series 2003-3, Class 1A3, 4.50%, 05/25/33	250
1,003	Series 2003-7, Class 2A1, 4.50%, 09/25/18	967
1,698	Series 2003-9, Class 1A6, 5.50%, 11/25/33	1,422
1,036	Series 2004-4, Class 2A2, 4.50%, 07/25/19	1,011
2,916	Series 2004-AR1, Class 2A2, FRN, 5.01%, 04/25/35	2,884
3,528	Series 2004-AR7, Class 2A1, FRN, 4.92%, 02/25/35 (m)	3,491
685	Series 2004-AR7, Class 2A2, FRN, 4.92%, 02/25/35	682
	GMAC Mortgage Corp. Loan Trust,
652	Series 2003-J8, Class A, 5.25%, 12/25/33	628
1,589	Series 2004-J2, Class A2, FRN, 6.00%, 06/25/34	1,573
2,333	Series 2005-AR3, Class 3A3, VAR, 4.85%, 06/19/35	2,308
3,424	Series 2005-AR3, Class 3A4, VAR, 4.85%, 06/19/35	3,368
	GSR Mortgage Loan Trust,
228	Series 2004-3F, Class 3A8, 13.50%, 02/25/34	313
1,951	Series 2004-10F, Class 1A1, 4.50%, 08/25/19	1,919
779	Series 2004-10F, Class 2A1, 5.00%, 08/25/19	767
248	Series 2004-13F, Class 3A3, 6.00%, 11/25/34	228
4,058	Series 2005-7F, Class 3A9, 6.00%, 09/25/35	4,053
1,984	Series 2006-1F, Class 1AP, PO, 02/25/36	1,349
6,434	Series 2006-1F, Class 2A4, 6.00%, 02/25/36	6,169
	Indymac Index Mortgage Loan Trust,
15,970	Series 2005-AR11, Class A7, FRN, IO, 0.72%, 08/25/35	255
575	Series 2006-AR3, Class 2A1A, VAR, 6.38%, 03/25/36	583
119	Kidder Peabody Mortgage Assets Trust, Series B, Class A1, PO, 04/22/18	102
3,036	Lehman Mortgage Trust, Series 2006-2, Class 1A1, VAR, 6.50%, 04/25/36	3,061
	MASTR Adjustable Rate Mortgages Trust,
282	Series 2004-4, Class 2A1, VAR, 6.74%, 05/25/34	282
2,159	Series 2004-13, Class 2A1, FRN, 3.82%, 04/21/34	2,118
6,505	Series 2004-13, Class 3A6, FRN, 3.79%, 11/21/34	6,329
	MASTR Alternative Loans Trust,
861	Series 2003-4, Class 2A1, 6.25%, 06/25/33	860
765	Series 2003-8, Class 3A1, 5.50%, 12/25/33	752
592	Series 2003-9, Class 8A1, 6.00%, 01/25/34	590
285	Series 2004-1, Class 30, PO, 02/25/34	212
1,455	Series 2004-3, Class 2A1, 6.25%, 04/25/34	1,456
624	Series 2004-3, Class 30, PO, 04/25/34	477
624	Series 2004-3, Class 30X1, IO, 6.00%, 04/25/34	106
706	Series 2004-5, Class 30, PO, 06/25/34	533
327	Series 2004-5, Class 30X1, IO, 6.00%, 06/25/34	50
388	Series 2004-6, Class 30X1, IO, 5.50%, 07/25/34	69
3,455	Series 2004-6, Class 7A1, 6.00%, 07/25/34	3,426
329	Series 2004-7, Class 30, PO, 08/25/34	261
1,170	Series 2004-7, Class AX1, IO, 5.50%, 08/25/34	226
1,736	Series 2004-10, Class 1A1, 4.50%, 09/25/19	1,654

SEE NOTES TO FINANCIAL STATEMENTS.

90   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Non-Agency CMO — Continued
		MASTR Asset Securitization Trust,
938		Series 2003-2, Class 2A1, 4.50%, 03/25/18	905
696		Series 2003-4, Class 2A2, 5.00%, 05/25/18	691
765		Series 2003-4, Class 3A2, 5.00%, 05/25/18	751
440		Series 2003-4, Class 5A1, 5.50%, 05/25/33	434
497		Series 2003-10, Class 15, PO, 11/25/18	387
1,012		Series 2003-11, Class 6A2, 4.00%, 12/25/33	996
309		Series 2003-11, Class 15, PO, 12/25/18	241
2,032		Series 2003-12, Class 6A1, 5.00%, 12/25/33	1,943
357		Series 2004-1 Class 30, PO, 02/25/34	263
500		Series 2004-3, Class PO, PO, 03/25/34	398
2,745		Series 2004-4, Class 3A1, 4.50%, 04/25/19	2,668
1,537		Series 2004-6, Class 2A9, 5.25%, 11/26/16	1,511
1,135		Series 2004-8, Class 1A1, 4.75%, 08/25/19	1,103
1,065		Series 2004-8, Class PO, PO, 08/25/19	843
4,909		MASTR Resecuritization Trust, Series 2005-PO, Class 3, PO, 05/28/35 (e)	3,406
		Merrill Lynch Trust,
4		Series 7, Class B, PO, 04/20/18	4
131		Series 47, Class Z, 8.99%, 10/20/20	140
—	(h)	Morgan Stanley Mortgage Trust, Series 35, Class 2, IF, HB, 7,309.80%, 04/20/21	1
1,655		MortgageIT Trust, Series 2005-1, Class 1A1, FRN, 5.82%, 02/25/35	1,644
		Nomura Asset Acceptance Corp.,
743		Series 2003-A1, Class A1, 5.50%, 05/25/33	726
380		Series 2003-A1, Class A2, 6.00%, 05/25/33	380
48		Series 2003-A1, Class A5, 7.00%, 04/25/33	48
339		Series 2003-A1, Class A7, 5.00%, 04/25/18	337
1,366		Series 2004-R2, Class A1, VAR, 6.50%, 10/25/34 (e)	1,397
		Prime Mortgage Trust,
656		Series 2004-1, Class 2A3, 5.25%, 08/25/34	641
1,608		Series 2005-4, Class 2PO, PO, 10/25/35	1,092
		Residential Accredit Loans, Inc.,
256		Series 2002-QS16, Class A3, IF, 5.11%, 10/25/17	252
849		Series 2003-QR19, Class CB4, 5.75%, 10/25/33	804
710		Series 2003-QS3, Class A2, IF, 4.39%, 02/25/18	697
1,552		Series 2003-QS3, Class A8, IF, IO, 2.09%, 02/25/18	95
1,921		Series 2003-QS9, Class A3, IF, IO, 2.05%, 05/25/18	120
2,167		Series 2003-QS12, Class A2A, IF, IO, 2.09%, 06/25/18	145
950		Series 2003-QS12, Class A5, IO, 5.00%, 06/25/18	146
13,425		Series 2003-QS13, Class A6, IF, IO, 0.60%, 07/25/33	273
2,456		Series 2003-QS14, Class A1, 5.00%, 07/25/18	2,386
2,355		Series 2003-QS18, Class A1, 5.00%, 09/25/18	2,289
2,033		Series 2004-QA4, Class NB3, VAR, 5.40%, 09/25/34	2,012
689		Series 2004-QA6, Class NB2, VAR, 5.29%, 12/26/34	691
1,689		Series 2004-QS8, Class A2, 5.00%, 06/25/34	1,660
1,734		Series 2004-QS10, Class A6, 6.00%, 07/25/34	1,747
2,000		Series 2005-QA6, Class A32, VAR, 5.63%, 05/25/35	2,014
398		Series 2005-QA7, Class A21, VAR, 4.82%, 07/25/35	392
488		Series 2005-QA10, Series A31, VAR, 5.60%, 09/25/35	485
603		Series 2006-QA1, Class A21, VAR, 5.97%, 01/25/36	606
544		Series 2006-QS4, Class A7, IF, 4.74%, 04/25/36	548
1,698		Series 2007-QS1, Class 1A1, 6.00%, 01/25/37	1,716
		Residential Asset Securitization Trust,
636		Series 2003-A13, Class A3, 5.50%, 01/25/34	603
515		Series 2003-A14, Class A1, 4.75%, 02/25/19	494
478		Series 2005-A11, Class PO, PO, 10/25/35	322
2,829		Series 2006-A4, Class 2A5, 6.00%, 05/25/36	2,843
1,000		Series 2006-A6, Class 2A13, 6.00%, 07/25/36	997
		Residential Funding Mortgage Securities I,
1,520		Series 2003-S7, Class A17, 4.00%, 05/25/33	1,419
361		Series 2003-S11, Class A1, 2.50%, 06/25/18	349
1,295		Series 2003-S12, Class 4A5, 4.50%, 12/25/32	1,230
1,554		Series 2003-S13, Class A3, 5.50%, 06/25/33	1,402
986		Series 2003-S14, Class A4, PO, 07/25/18	802
1,225		Series 2004-S6, Class 2A6, PO, 06/25/34	941
1,370		Series 2004-S6, Class 3A5, 4.50%, 06/25/19	1,315
2,071		Series 2005-SA4, Class 1A1, VAR, 4.95%, 09/25/35	2,084
		Residential Funding Securities Corp.,
128		Series 2002-RM1, Class AP1, PO, 12/25/17	110
298		Series 2003-RM2, Class AP-3, PO, 05/25/33	240
		Salomon Brothers Mortgage Securities VII, Inc.,
15		Series 2000-UP1, Class A2, 8.00%, 08/25/27	15
349		Series 2003-UP2, Class 1, PO, 12/25/18	290

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   91

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
2,934	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.97%, 06/25/34	2,787
	Structured Asset Securities Corp.,
126	Series 2002-10H, Class 1AP, PO, 05/25/32	108
1,036	Series 2003-8, Class 1A2, 5.00%, 04/25/18	1,016
6,808	Series 2004-20, Class 1A3, 5.25%, 11/25/34 (m)	6,596
	WaMu Mortgage Pass-Through Certificates,
535	Series 2002-S8, Class 2A7, 5.25%, 01/25/18	525
1,676	Series 2003-AR4, Class A6, VAR, 3.42%, 05/25/33	1,665
777	Series 2003-AR7, Class A6, VAR, 3.03%, 08/25/33	767
204	Series 2003-AR8, Class A, FRN, 4.03%, 08/25/33	202
948	Series 2003-S7, Class A1, 4.50%, 08/25/18	900
1,549	Series 2003-S8, Class A4, 4.50%, 09/25/18	1,482
1,554	Series 2003-S8, Class A6, 4.50%, 09/25/18	1,480
392	Series 2003-S9, Class P, PO, 10/25/33	289
2,332	Series 2003-S10, Class A5, 5.00%, 10/25/18	2,288
353	Series 2003-S10, Class A6, PO, 10/25/18	256
596	Series 2004-AR3, Class A2, VAR, 4.24%, 06/25/34	584
625	Series 2006-AR10, Class 2P, VAR, 0.00%, 09/25/36	535
	Washington Mutual Alternative Mortgage Pass-Through Certificates,
20,138	Series 2005-2, Class 1A4, IF, IO, 0.00%, 04/25/35	300
1,489	Series 2005-4, Class CB7, 5.50%, 06/25/35	1,439
893	Series 2005-4, Class DP, PO, 06/25/20	671
2,808	Series 2005-6, Class 2A4, 5.50%, 08/25/35	2,774
	Washington Mutual MSC Mortgage Pass-Through Certificates,
1,821	Series 2002-MS12, Class A, 6.50%, 05/25/32	1,820
471	Series 2004-RA4, Class 1P, PO, 04/25/19	402
	Wells Fargo Mortgage Backed Securities Trust,
1,191	Series 2003-8, Class A9, 4.50%, 08/25/18	1,133
1,249	Series 2003-11, Class 1A, PO, 10/25/18	994
3,625	Series 2003-11, Class 1A4, 4.75%, 10/25/18	3,538
1,404	Series 2003-13, Class A7, 4.50%, 11/25/18	1,315
467	Series 2003-14, Class 1A1, 4.75%, 12/25/18	450
31,056	Series 2003-16, Class 2AIO, IO, VAR, 0.11%, 12/25/18	79
1,104	Series 2003-16, Class 2A1, 4.50%, 12/25/18	1,052
982	Series 2003-17, Class 2A4, 5.50%, 01/25/34	970
1,506	Series 2003-17, Class A, PO, 01/25/34	1,138
813	Series 2003-K, Class 1A2, FRN, 4.49%, 11/25/33	778
470	Series 2004-1, Class A11, Zero Coupon, 01/25/34	283
1,024	Series 2004-7, Class 2A1, 4.50%, 07/25/19	974
3,534	Series 2004-7, Class 2A2, 5.00%, 07/25/19	3,438
5,119	Series 2004-P, Class 2A1, FRN, 4.22%, 09/25/34	5,062
525	Series 2004-Q, Class 1A3, FRN, 4.90%, 09/25/34	516
3,682	Series 2004-S, Class A5, FRN, 3.54%, 09/25/34	3,591
1,253	Series 2004-S, Class A7, FRN, 3.54%, 09/25/34	1,218
3,806	Series 2004-BB, Class A4, FRN, 4.56%, 01/25/35	3,754
4,072	Series 2004-EE, Class 3A1, FRN, 3.99%, 12/25/34	4,014
960	Series 2005-9, Class 1A, PO, 10/25/35	660
714	Series 2005-15, Class A, PO, 12/25/20	518
2,576	Series 2005-AR10, Class 2A4, FRN, 4.11%, 06/25/35	2,529
1,695	Series 2005-AR16, Class 2A1, VAR, 4.94%, 10/25/35	1,690
1,974	Series 2006-3, Class A8, 5.50%, 03/25/36	1,964
358	Series 2006-AR17, Class A1, FRN, 5.34%, 10/25/36	354
2,200	Series 2007-7, Class A7, 6.00%, 06/25/37	2,113
		284,565
	Total Collateralized Mortgage Obligations (Cost $722,862)	715,051
	Commercial Mortgage-Backed Securities — 0.2%
74	Bear Stearns Commercial Mortgage Securities, Series 2000-WF1, Class A1, 7.64%, 02/15/32	75
1,772	CS First Boston Mortgage Securities Corp., Series 1998-C2, Class A2, 6.30%, 11/15/30	1,781
	Total Commercial Mortgage-Backed Securities (Cost $1,859)	1,856
	Mortgage Pass-Through Securities — 21.9%
	Federal Home Loan Mortgage Corp. Gold Pools,
479	3.50%, 05/01/19	441
14,418	4.00%, 06/01/13 – 05/01/19 (m)	13,705
834	4.00%, 10/01/33	752
677	4.50%, 10/01/18	651
203	5.50%, 06/01/17	203
5,584	5.50%, 05/01/27	5,501
9,249	5.50%, 10/01/33 – 07/01/35	9,060
2,908	6.00%, 01/01/14 – 02/01/24	2,938
1,061	6.00%, 06/01/17 – 04/01/18	1,074
1,633	6.00%, 11/01/28 – 12/01/33	1,638

SEE NOTES TO FINANCIAL STATEMENTS.

92   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
1,286	6.50%, 08/01/12 – 02/01/19	1,315
2,368	6.50%, 05/01/22 – 03/01/26	2,432
7,845	6.50%, 05/01/24 – 11/01/36 (m)	7,983
1,067	7.00%, 12/01/14 – 03/01/16	1,103
1,496	7.00%, 01/01/17 – 07/01/17	1,545
3,387	7.00%, 07/01/29 – 10/01/36	3,489
385	7.50%, 07/01/08 – 12/01/15	393
112	8.50%, 08/01/30	120
263	10.50%, 07/20/21	295
	Federal Home Loan Mortgage Corp., Conventional Pools,
27	7.50%, 03/01/09 – 05/01/17	29
1	8.00%, 04/01/09	1
34	8.75%, 06/01/17	34
22	10.50%, 05/01/19	24
42	12.00%, 08/01/15 – 07/01/19	46
900	ARM, 4.13%, 04/01/34	885
844	ARM, 4.27%, 12/01/33	850
385	ARM, 4.66%, 03/01/35	381
1,881	ARM, 5.48%, 03/01/36	1,883
1,421	ARM, 5.77%, 11/01/36	1,428
961	ARM, 5.88%, 02/01/37	961
3,536	ARM, 5.89%, 10/01/36	3,560
647	ARM, 5.93%, 10/01/36	646
184	ARM, 6.78%, 01/01/30	185
	Federal National Mortgage Association Various Pools,
15,274	4.00%, 07/01/18 – 12/01/18 (m)	14,394
3,299	4.00%, 08/01/33 – 04/01/34	2,971
1,765	4.00%, 11/01/33	1,562
2,781	4.50%, 11/01/14	2,694
6,841	4.50%, 07/01/18 – 12/01/19	6,575
2,927	4.50%, 05/01/29 – 02/01/35	2,716
3,662	5.00%, 12/01/16 – 10/01/20	3,588
7,190	5.00%, 05/01/33 – 09/01/35	6,856
2,771	5.50%, 06/01/12 – 09/01/33	2,763
468	5.50%, 09/01/19	466
11,896	5.50%, 04/01/33 – 03/01/34	11,650
2,317	6.00%, 06/01/08 – 04/01/24	2,339
5,212	6.00%, 06/01/16 – 07/01/21	5,277
5,197	6.00%, 12/01/28 – 09/01/33	5,214
39	6.25%, 07/01/23	40
2,108	6.50%, 04/01/08 – 08/01/20	2,153
6,764	6.50%, 06/01/16 – 06/01/36	6,911
1,523	6.50%, 03/01/29 – 08/01/33	1,559
5,315	7.00%, 12/01/16 – 08/01/21	5,484
3,271	7.00%, 04/01/17 – 03/01/36	3,381
1,275	7.00%, 12/01/36 – 10/01/46	1,306
280	7.50%, 03/01/17 – 10/01/17	290
133	7.50%, 09/01/21	140
843	7.50%, 08/01/36	873
707	8.00%, 04/01/11 – 01/01/16	731
1,650	8.00%, 03/01/27 – 11/01/28	1,746
215	8.50%, 12/01/07 – 09/01/11	225
405	8.50%, 04/01/26 – 06/01/30	434
4	9.00%, 02/01/10	5
733	9.00%, 05/01/18 – 08/01/30	792
25	9.50%, 07/01/28	28
61	10.00%, 07/01/19 – 02/01/24	69
87	10.20%, 06/25/21	99
50	10.25%, 07/15/13	55
28	10.50%, 11/01/18	31
56	11.00%, 04/01/19	63
27	11.00%, 08/20/20	30
40	12.50%, 01/01/16	45
1,120	ARM, 3.96%, 06/01/34	1,097
992	ARM, 3.99%, 05/01/34	983
1,001	ARM, 4.02%, 02/01/34	988
1,426	ARM, 4.11%, 09/01/33	1,391
626	ARM, 4.15%, 01/01/34	620
1,024	ARM, 4.19%, 10/01/34	1,012
781	ARM, 4.23%, 04/01/34	768
1,771	ARM, 4.25%, 07/01/33	1,787
985	ARM, 4.31%, 06/01/35	975
440	ARM, 4.63%, 05/01/35	433
1,782	ARM, 4.68%, 09/01/34 – 05/01/35	1,771
2,994	ARM, 4.70%, 04/01/35	2,962
4,484	ARM, 4.72%, 02/01/35 – 04/01/35	4,517
1,357	ARM, 4.73%, 10/01/34	1,338
1,226	ARM, 4.78%, 10/01/34	1,213
1,769	ARM, 4.79%, 08/01/34	1,761
790	ARM, 4.80%, 10/01/34	783
7,044	ARM, 4.83%, 01/01/35 (m)	6,984
950	ARM, 4.84%, 09/01/35	953
877	ARM, 4.85%, 04/01/34	876
828	ARM, 4.87%, 01/01/33	820
633	ARM, 4.91%, 02/01/35	627
1,528	ARM, 4.97%, 07/01/33	1,488
1,841	ARM, 5.02%, 08/01/34	1,827
2,077	ARM, 5.12%, 11/01/33	2,063

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   93

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
1,471	ARM, 5.32%, 09/01/36	1,454
612	ARM, 5.51%, 11/01/33	626
64	ARM, 5.54%, 09/01/27	64
257	ARM, 5.55%, 03/01/29	253
92	ARM, 5.56%, 11/01/32	92
4,295	ARM 5.00%, 08/01/34 – 05/01/35	4,274
48	ARM, 6.76%, 03/01/19	48
	Government National Mortgage Association Various Pools,
856	3.50%, 09/20/33	727
1,028	6.00%, 04/20/17 – 06/15/18	1,040
268	6.38%, 08/15/26	273
1,186	6.50%, 08/15/22 – 11/15/23	1,210
1,292	6.50%, 03/15/28 – 04/15/33	1,319
193	7.00%, 09/15/14 – 10/15/16	200
113	7.00%, 08/15/23	117
2,589	7.00%, 04/15/32 – 06/15/33	2,703
120	7.50%, 11/15/17	125
397	7.50%, 11/15/22 – 01/15/33	414
98	8.00%, 01/15/08 – 11/20/28	105
749	8.00%, 01/15/16	788
39	8.50%, 07/15/08 – 05/20/25	42
15	9.00%, 02/15/30 – 01/15/31	17
29	11.00%, 01/15/21	33
	Total Mortgage Pass-Through Securities (Cost $218,278)	217,067
	U.S. Government Agency Securities — 1.2%
4,130	Federal Home Loan Bank System, 4.72%, 09/20/12	4,046
	Federal Home Loan Mortgage Corp.,
1,554	6.63%, 09/15/09 (m)	1,610
518	6.88%, 09/15/10	549
31	Federal Housing Authority, 7.43%, 08/01/20	31
	Federal National Mortgage Association,
518	5.50%, 03/15/11 (c)	530
3,159	6.13%, 03/15/12	3,331
1,036	6.63%, 09/15/09 (m)	1,074
1,036	7.25%, 01/15/10	1,094
	Total U.S. Government Agency Securities (Cost $12,298)	12,265
	U.S. Treasury Obligations — 0.4%
	U.S. Treasury Bonds,
1,036	10.38%, 11/15/12	1,048
2,460	12.00%, 08/15/13	2,632
	U.S. Treasury Bonds Coupon STRIPS,
82	08/15/11	70
932	05/15/14	694
129	02/15/16	88
	Total U.S. Treasury Obligations (Cost $5,019)	4,532
	Total Long-Term Investments (Cost $962,195)	952,623
SHARES
Short-Term Investment — 3.6%
	Investment Company — 3.6%
36,171	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (Cost $36,171)	36,171
PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities Loan — 0.1%
	Repurchase Agreements — 0.1%
110	Banc of America Securities LLC, 5.40%, dated 08/31/07, due 09/04/07, repurchase price $110, collateralized by U.S. Government Agency Mortgages	110
105	Barclays Capital, Inc., 5.40%, dated 08/31/07, due 09/04/07, repurchase price $105, collateralized by U.S. Government Agency Mortgages	105
105	Bear Stearns Cos., Inc., 5.38%, dated 08/31/07, due 09/04/07, repurchase price $105, collateralized by U.S. Government Agency Mortgages	105
105	Credit Suisse First Boston LLC, 5.39%, dated 08/31/07, due 09/04/07, repurchase price $105, collateralized by U.S. Government Agency Mortgages	105
105	Lehman Brothers, Inc., 5.37%, dated 08/31/07, due 09/04/07, repurchase price $105, collateralized by U.S. Government Agency Mortgages	105
	Total Investments of Cash Collateral for Securities on Loan (Cost $530)	530
	Total Investments — 99.7% (Cost $998,896)	989,324
	Other Assets in Excess of Liabilities — 0.3%	2,731
	NET ASSETS — 100.0%	$992,055

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

94   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.8%
	Asset-Backed Securities — 7.2%
280	Advanta Mortgage Loan Trust, Series 2000-2, Class A6, SUB, 7.72%, 03/25/15	279
	AmeriCredit Automobile Receivables Trust,
2,530	Series 2005-DA, Class A4, 5.02%, 11/06/12	2,513
900	Series 2006-BG, Class A4, 5.21%, 09/06/13	896
271	Amortizing Residential Collateral Trust, Series 2002-BC6, Class M1, FRN, 6.26%, 08/25/32	266
	Capital Auto Receivables Asset Trust,
1,500	Series 2006-1, Class A4, 5.04%, 05/17/10	1,492
3,800	Series 2006-2, Class A3A, 4.98%, 05/15/11	3,781
	Capital One Auto Finance Trust,
2,730	Series 2005-C, Class A4A, 4.71%, 06/15/12	2,708
900	Series 2007-B, Class A3A, 5.03%, 04/15/12	895
2,155	Capital One Master Trust, Series 1998-1, Class A, 6.31%, 06/15/11	2,167
	Capital One Multi-Asset Execution Trust,
1,300	Series 2003-A4, Class A4, 3.65%, 07/15/11	1,280
395	Series 2003-B5, Class B5, 4.79%, 08/15/13	389
2,000	Series 2005-A8, Class A, 4.40%, 08/15/11	1,984
1,500	Series 2006-A2, Class A, 4.85%, 11/15/13	1,490
	CarMax Auto Owner Trust,
2,200	Series 2005-1, Class A4, 4.35%, 03/15/10	2,178
1,350	Series 2006-1, Class A4, 5.41%, 06/15/11	1,351
	Citibank Credit Card Issuance Trust,
50	Series 2002-C3, Class C3, FRN, 6.50%, 12/15/09	50
429	Series 2003-A3, Class A3, 3.10%, 03/10/10	424
1,000	Series 2005-B1, Class B1, 4.40%, 09/15/10	990
	Citibank Credit Card Master Trust I,
640	Series 1999-2, Class A, 5.88%, 03/10/11	647
350	Series 1999-2, Class B, 6.15%, 03/10/11	354
1,160	Community Program Loan Trust, Series 1987-A, Class A4, 4.50%, 10/01/18	1,145
2,300	Countrywide Asset-Backed Certificates, Series 2004-6, Class M1, 6.11%, 10/25/34	2,252
184	CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.51%, 08/25/32	181
163	Federal Home Loan Mortgage Corp., Structured Pass-Through Securities, Series T-20, Class A6, SUB, 7.49%, 09/25/29	162
350	Ford Credit Auto Owner Trust, Series 2005-C, Class A4, 4.36%, 06/15/10	346
750	GE Capital Credit Card Master Note Trust, Series 2005-3, Class A, 4.13%, 06/15/13	732
	Harley-Davidson Motorcycle Trust,
900	Series 2005-3, Class A2, 4.41%, 06/15/12	889
750	Series 2007-1, Class A4, 5.21%, 06/17/13	747
	Honda Auto Receivables Owner Trust,
3,000	Series 2005-2, Class A4, 4.15%, 10/15/10	2,968
530	Series 2005-3, Class A3, 3.87%, 04/20/09	527
1,550	Household Automotive Trust, Series 2006-1, Class A3, 5.43%, 06/17/11	1,550
	MBNA Credit Card Master Note Trust,
239	Series 2002-C1, Class C1, 6.80%, 07/15/14	247
70	Series 2003-A1, Class A1, 3.30%, 07/15/10	69
295	Series 2003-A6, Class A6, 2.75%, 10/15/10	290
1,000	Series 2003-C1, Class C1, FRN, 7.31%, 06/15/12	1,016
	MBNA Master Credit Card Trust,
65	Series 1999-B, Class C, 6.65%, 08/15/11 (e)	66
5,623	Series 1999-J, Class B, 7.40%, 02/15/12	5,851
760	Series 2000-E, Class A, 7.80%, 10/15/12	813
1,616	MSDWCC Heloc Trust, Series 2007-1, Class A, FRN, 5.61%, 12/25/31	1,587
754	Nissan Auto Receivables Owner Trust, Series 2005-B, Class A3, 3.99%, 07/15/09	749
96	Residential Asset Securities Corp., Series 2001-KS1, Class AI6, 6.35%, 03/25/32	95
65	Residential Funding Mortgage Securities II, Series 2000-HI1, Class AI7, SUB, 8.29%, 02/25/25	64
368	USAA Auto Owner Trust, Series 2005-3, Class A3, 4.55%, 02/16/10	367
790	Wachovia Auto Owner Trust, Series 2003-4, Class A4, 4.93%, 11/20/12	781
448	WFS Financial Owner Trust, Series 2003-4, Class A4, 3.15%, 05/20/11	447
	Total Asset-Backed Securities (Cost $50,107)	50,075
	Collateralized Mortgage Obligations — 16.2%
	Agency CMO — 13.7%
	Federal Home Loan Mortgage Corp. REMICS,
45	Series 2, Class Z, 9.30%, 03/15/19	48
22	Series 12, Class A, 9.25%, 11/15/19	22
45	Series 16, Class D, 10.00%, 10/15/19	47
59	Series 17, Class I, 9.90%, 10/15/19	63
97	Series 23, Class F, 9.60%, 04/15/20	107
45	Series 26, Class F, 9.50%, 02/15/20	47
9	Series 81, Class A, 8.13%, 11/15/20	9
41	Series 85, Class C, 8.60%, 01/15/21	43
43	Series 99, Class Z, 9.50%, 01/15/21	45
6	Series 159, Class H, 4.50%, 09/15/21	6

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   95

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Agency CMO — Continued
10		Series 189, Class D, 6.50%, 10/15/21	10
—	(h)	Series 1045, Class G, HB, 1,066.21%, 02/15/21	—	(h)
9		Series 1053, Class G, 7.00%, 03/15/21	9
26		Series 1056, Class KZ, 6.50%, 03/15/21	26
13		Series 1074, Class H, 8.50%, 05/15/21	14
45		Series 1082, Class C, 9.00%, 05/15/21	45
18		Series 1087, Class I, 8.50%, 06/15/21	19
50		Series 1125, Class Z, 8.25%, 08/15/21	50
53		Series 1142, Class IA, 7.00%, 10/15/21	53
8		Series 1169, Class G, 7.00%, 11/15/21	8
34		Series 1173, Class E, 6.50%, 11/15/21	34
96		Series 1343, Class LA, 8.00%, 08/15/22	103
1		Series 1386, Class E, IF, 5.81%, 10/15/07	1
4		Series 1389, Class PS, IF, 6.70%, 10/15/07	4
11		Series 1417, Class FA, FRN, 5.08%, 11/15/07	11
30		Series 1424, Class F, FRN, 4.83%, 11/15/22	30
512		Series 1480, Class LZ, 7.50%, 03/15/23	523
9		Series 1515, Class SA, IF, 8.61%, 05/15/08	9
95		Series 1550, Class SC, IF, 5.25%, 07/15/08	95
70		Series 1565, Class G, 6.00%, 08/15/08	69
10		Series 1575, Class SA, IF, 2.63%, 08/15/08	10
13		Series 1580, Class P, 6.50%, 09/15/08	13
9		Series 1604, Class MB, IF, 6.70%, 11/15/08	8
134		Series 1606, Class H, 6.00%, 11/15/08	133
93		Series 1612, Class PH, 6.00%, 11/15/08	93
8		Series 1612, Class SD, IF, 7.04%, 11/15/08	8
199		Series 1626, Class PT, 6.00%, 12/15/08	199
150		Series 1641, Class FA, FRN, 6.58%, 12/15/13	153
17		Series 1659, Class TZ, 6.75%, 01/15/09	17
50		Series 1673, Class H, 6.00%, 11/15/22	50
291		Series 1688, Class J, 6.00%, 12/15/13	291
151		Series 1701, Class PH, 6.50%, 03/15/09	151
363		Series 1702, Class TJ, 7.00%, 04/15/13	369
342		Series 1754, Class Z, 8.50%, 09/15/24	351
763		Series 1779, Class Z, 8.50%, 04/15/25	761
16		Series 1807, Class G, 9.00%, 10/15/20	17
14		Series 1838, Class H, 6.50%, 04/15/11	14
2,118		Series 2496, Class BK, 5.50%, 09/15/17	2,129
1,500		Series 2503, Class TG, 5.50%, 09/15/17	1,508
1,500		Series 2508, Class AQ, 5.50%, 10/15/17	1,508
4,035		Series 2513, Class DB, 5.00%, 10/15/17	3,983
277		Series 2534, Class HM, 4.50%, 10/15/16	274
1,816		Series 2583, Class TD, 4.50%, 12/15/13	1,772
1,000		Series 2617, Class UM, 4.00%, 05/15/15	981
602		Series 2640, Class VM, 4.50%, 12/15/21	587
95		Series 2668, Class AD, 4.00%, 01/15/15	94
1,231		Series 2685, Class MX, 4.00%, 07/15/16	1,200
1,216		Series 2755, Class PA, PO, 02/15/29	1,009
3,875		Series 2763, Class PD, 4.50%, 12/15/17	3,753
260		Series 2763, Class TA, 4.00%, 03/15/11	259
5,040		Series 2765, Class CA, 4.00%, 07/15/17	4,868
1,322		Series 2780, Class YP, 7.50%, 08/15/18	1,387
826		Series 2782, Class HE, 4.00%, 09/15/17	797
1,000		Series 2786, Class PC, 4.50%, 10/15/16	982
945		Series 2825, Class VP, 5.50%, 06/15/15	952
717		Series 2851, Class BD, 4.00%, 02/15/20	700
6,987		Series 2875, Class HA, 4.00%, 11/15/18	6,700
988		Series 2927, Class YN, 4.50%, 10/15/32	959
2,837		Series 2962, Class WJ, 5.50%, 06/15/24	2,861
5,225		Series 2993, Class MN, 5.00%, 06/15/23	5,210
1,036		Series 3001, Class YN, 4.50%, 06/15/33	1,005
4,323		Series R008, Class FK, FRN, 6.01%, 07/15/23	4,289
		Federal Home Loan Mortgage Corp. — Government National Mortgage Association,
2,132		Series 31, Class Z, 8.00%, 04/25/24	2,175
338		Series 56, Class Z, 7.50%, 09/20/26	349
		Federal National Mortgage Association Interest STRIPS,
46		Series 25, Class 1, 6.00%, 02/01/13	46
391		Series 108, Class 1, PO, 03/01/20	353
6		Series 268, Class 2, IO, 9.00%, 02/01/23	1
9		Series B, Class 1, 6.00%, 05/01/09	8
		Federal National Mortgage Association REMICS,
35		Series 1988-7, Class Z, 9.25%, 04/25/18	37
38		Series 1988-13, Class C, 9.30%, 05/25/18	41
31		Series 1988-15, Class A, 9.00%, 06/25/18	33
36		Series 1988-16, Class B, 9.50%, 06/25/18	40
24		Series 1989-2, Class D, 8.80%, 01/25/19	25
72		Series 1989-27, Class Y, 6.90%, 06/25/19	73
19		Series 1989-54, Class E, 8.40%, 08/25/19	21
20		Series 1989-66, Class J, 7.00%, 09/25/19	21
16		Series 1989-70, Class G, 8.00%, 10/25/19	17
277		Series 1989-72, Class E, 9.35%, 10/25/19	304
38		Series 1989-89, Class H, 9.00%, 11/25/19	41
18		Series 1989-96, Class H, 9.00%, 12/25/19	19
26		Series 1990-7, Class B, 8.50%, 01/25/20	27
22		Series 1990-12, Class G, 4.50%, 02/25/20	21
482		Series 1990-19, Class G, 9.75%, 02/25/20	525
76		Series 1990-58, Class J, 7.00%, 05/25/20	80
77		Series 1990-61, Class H, 7.00%, 06/25/20	80

SEE NOTES TO FINANCIAL STATEMENTS.

96   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
38	Series 1990-106, Class J, 8.50%, 09/25/20	40
15	Series 1990-109, Class J, 7.00%, 09/25/20	15
49	Series 1990-111, Class Z, 8.75%, 09/25/20	51
20	Series 1990-117, Class E, 8.95%, 10/25/20	22
21	Series 1990-123, Class G, 7.00%, 10/25/20	22
22	Series 1990-132, Class Z, 7.00%, 11/25/20	23
843	Series 1990-137, Class X, 9.00%, 12/25/20	925
7	Series 1991-53, Class J, 7.00%, 05/25/21	7
80	Series 1991-130, Class C, 9.00%, 09/25/21	86
333	Series 1992-81, Class ZB, 8.50%, 04/25/22	342
7	Series 1992-96, Class B, PO, 05/25/22	6
84	Series 1992-138, Class G, 7.50%, 08/25/22	84
72	Series 1993-71, Class PH, 6.50%, 05/25/08	72
80	Series 1993-101, Class PJ, 7.00%, 06/25/08	81
646	Series 1993-129, Class H, 6.50%, 08/25/08	648
159	Series 1993-134, Class H, 6.50%, 08/25/08	160
257	Series 1993-154, Class H, 6.00%, 08/25/08	257
15	Series 1993-165, Class SN, IF, 3.80%, 09/25/23	15
8	Series 1993-192, Class SC, IF, 6.90%, 10/25/08	8
9	Series 1993-196, Class FA, FRN, 5.18%, 10/25/08	9
452	Series 1993-220, Class PJ, 6.00%, 11/25/13	454
3	Series 1993-225, Class MC, PO, 11/25/23	3
5	Series 1993-231, Class SB, IF, 5.69%, 12/25/08	5
1	Series 1993-233, Class SC, IF, 5.34%, 12/25/08	1
122	Series 1993-235, Class G, PO, 09/25/23	105
505	Series 1994-7, Class PG, 6.50%, 01/25/09	508
11	Series 1994-20, Class Z, 6.50%, 02/25/09	11
56	Series 1994-32, Class Z, 6.50%, 03/25/09	56
67	Series 1994-33, Class H, 6.00%, 03/25/09	67
497	Series 1994-62, Class PH, 6.90%, 11/25/23	501
554	Series 1995-13, Class D, 6.50%, 09/25/08	555
51	Series 1995-13, Class K, 6.50%, 10/25/08	51
1	Series 1995-23, Class OB, PO, 10/25/07	1
6	Series 1997-46, Class PN, 6.50%, 07/18/12	6
20	Series 1997-55, Class B, 7.00%, 02/18/27	20
4	Series 1997-67, Class GA, 4.00%, 02/25/09	4
86	Series 2001-7, Class PQ, 6.00%, 10/25/15	86
2,833	Series 2002-58, Class HC, 5.50%, 09/25/17	2,845
1,670	Series 2002-63, Class KC, 5.00%, 10/25/17	1,650
5,000	Series 2003-84, Class GC, 4.50%, 05/25/15	4,937
5,000	Series 2003-113, Class PC, 4.00%, 03/25/15	4,902
714	Series 2004-101, Class AR, 5.50%, 01/25/35	717
2,482	Series 2005-40, Class YA, 5.00%, 09/25/20	2,470
3,000	Series 2005-47, Class AN, 5.00%, 12/25/16	2,988
693	Series 2005-48, Class OM, 5.00%, 03/25/30	685
4,255	Series 2005-68, Class JK, 5.25%, 05/25/35	4,202
5,000	Series 2006-39, Class WB, 5.50%, 10/25/30	5,006
31	Series G-11, Class Z, 8.50%, 05/25/21	34
16	Series G-22, Class ZT, 8.00%, 12/25/16	17
36	Series G-41, Class PT, 7.50%, 10/25/21	38
59	Series G92-35, Class E, 7.50%, 07/25/22	63
29	Series G92-40, Class ZC, 7.00%, 07/25/22	29
299	Series G92-44, Class ZQ, 8.00%, 07/25/22	318
67	Series G92-54, Class ZQ, 7.50%, 09/25/22	71
7	Federal National Mortgage Association Whole Loan, Series 1995-W3, Class A, 9.00%, 04/25/25	7
206	Government National Mortgage Association, Series 1997-12, Class D, 7.50%, 09/20/27	214
44	Vendee Mortgage Trust, Series 1994-3C, Class 3, 9.78%, 03/15/21	47
		94,839
	Non-Agency CMO — 2.5%
454	ABN AMRO Mortgage Corp., Series 2003-7, Class A3, 4.50%, 07/25/18	432
3,000	Banc of America Mortgage Securities, Inc., Series 2004-E, Class 2A5, FRN, 4.11%, 06/25/34	3,035
1,287	Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-7, Class 3A, VAR, 4.95%, 10/25/33	1,278
5,304	Cendant Mortgage Corp., Series 2004-3, Class A3, VAR, 5.52%, 06/25/34	5,283
710	Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.25%, 12/25/33	709
1,127	First Horizon Alternative Mortgage Securities, Series 2005-FA7, Class 1A5, 5.50%, 10/25/35	1,125
	GMAC Mortgage Corp., Loan Trust,
38	Series 2003-J1, Class A3, 5.25%, 03/25/18	38
1,269	Series 2003-J4, Class 2A1, 4.75%, 09/25/18	1,224
26	Kidder Peabody Mortgage Assets Trust, Series A, Class A1, 6.50%, 02/22/17	26
1,344	MASTR Asset Securitization Trust, Series 2003-4, Class 2A2, 5.00%, 05/25/18	1,334
15	Merrill Lynch Trust, Series 44, Class G, 9.00%, 08/20/20	15
	Paine Webber CMO Trust,
2	Series J, Class 3, 8.80%, 05/01/18	2
19	Series L, Class 4, 8.95%, 07/01/18	20
1,000	Residential Accredit Loans, Inc., Series 2003-QR24, Class A7, 4.00%, 07/25/33	947

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   97

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
19	Salomon Brothers Mortgage Securities VII, Inc., Series 2000-UP1, Class A2, 8.00%, 09/25/30	19
2	Structured Mortgage Asset Residential Trust, Series 1993-2A, Class AE, 7.60%, 03/25/09	2
203	WaMu Mortgage Pass-Through Certificates, Series 2003-S3, Class 1A31, 5.25%, 06/25/33	202
	Wells Fargo Mortgage Backed Securities Trust,
1,601	Series 2003-12, Class A3, 5.00%, 11/25/18	1,559
223	Series 2003-K, Class 1A2, FRN, 4.49%, 11/25/33	213
		17,463
	Total Collateralized Mortgage Obligations (Cost $112,121)	112,302
	Commercial Mortgage-Backed Securities — 2.4%
	Bear Stearns Commercial Mortgage Securities,
4,051	Series 1999-WF2, Class A2, 7.08%, 07/15/31	4,130
598	Series 2004-T16, Class A2, 3.70%, 02/13/46	585
1,093	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A1, VAR, 5.91%, 03/15/49	1,101
106	Commercial Mortgage Acceptance Corp., Series 1992-C2, Class A2, 6.03%, 09/15/30	105
1,330	Commercial Mortgage Asset Trust, Series 1999-C1, Class A4, VAR, 6.98%, 01/17/32	1,409
	CS First Boston Mortgage Securities Corp.,
709	Series 1998-C2, Class A2, 6.30%, 11/15/30	712
2,891	Series 2002-CKS4, Class A1, 4.49%, 11/15/36	2,822
963	DLJ Commercial Mortgage Corp., Series 1999-CG2, Class A1B, VAR, 7.30%, 06/10/32	987
1,077	First Union-Chase Commercial Mortgage, Series 1999-C2, Class A2, 6.65%, 06/15/31	1,089
3,195	Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A2, 4.07%, 10/12/41	3,115
1,583	Morgan Stanley Capital I, Series 2006-T23, Class A1, 5.68%, 08/12/41	1,594
	Total Commercial Mortgage-Backed Securities (Cost $17,714)	17,649
	Corporate Bonds — 18.5%
	Airlines — 0.1%
564	American Airlines, Inc., FRN, 5.98%, 09/23/07	565
	Automobiles — 0.6%
4,000	Daimler Chrysler NA Holding Corp., 4.05%, 06/04/08 (c)	3,941
	Capital Markets — 2.8%
	Bear Stearns Cos., Inc. (The),
1,000	2.88%, 07/02/08	974
2,975	4.00%, 01/31/08 (c)	2,948
610	6.75%, 12/15/07	610
441	Citicorp, 6.75%, 10/15/07	441
	Credit Suisse USA, Inc.,
2,000	4.70%, 06/01/09	1,995
551	6.90%, 10/01/07	552
	Goldman Sachs Group, Inc. (The),
2,000	3.88%, 01/15/09	1,962
500	6.50%, 02/25/09 (e)	509
2,000	6.65%, 05/15/09	2,048
	Lehman Brothers Holdings, Inc.,
450	3.50%, 08/07/08	441
1,000	3.95%, 11/10/09	978
702	5.00%, 01/14/11	690
1,000	Lehman Brothers, Inc., 6.63%, 02/15/08	1,002
	Merrill Lynch & Co., Inc.,
1,000	4.79%, 08/04/10	979
2,500	6.00%, 02/17/09	2,515
500	Morgan Stanley, 3.88%, 01/15/09	491
		19,135
	Chemicals — 0.5%
1,810	Dow Chemical Co., (The), 5.97%, 01/15/09	1,828
1,400	Potash Corp. of Saskatchewan (Canada), 7.75%, 05/31/11	1,522
		3,350
	Commercial Banks — 3.2%
	Bank of America Corp.,
362	6.63%, 10/15/07	362
1,790	7.13%, 03/01/09	1,850
388	7.13%, 10/15/11	414
103	Bankers Trust Corp., 6.70%, 10/01/07	103
1,050	Bayerische Landesbank, 5.88%, 12/01/08	1,064
	FleetBoston Financial Corp.,
400	4.20%, 11/30/07	398
470	6.50%, 03/15/08	472
1,900	HSBC Holdings plc (United Kingdom), 7.50%, 07/15/09	1,986
5,000	M&I Marshall & Ilsley Bank, 3.80%, 02/08/08	4,958
475	Republic New York Corp., 5.88%, 10/15/08	477
2,800	Royal Bank of Canada (Canada), 3.88%, 05/04/09	2,761
2,215	SunTrust Banks, Inc., 4.00%, 10/15/08	2,182
	Wachovia Corp.,
500	6.00%, 10/30/08	504

SEE NOTES TO FINANCIAL STATEMENTS.

98   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
1,600	6.25%, 08/04/08	1,608
3,235	Wells Fargo & Co., 3.12%, 08/15/08	3,150
		22,289
	Consumer Finance — 2.8%
1,000	AIG SunAmerica Global Financing VII, 5.85%, 08/01/08 (e)	1,001
2,000	American Express Credit Corp., 3.00%, 05/16/08	1,966
500	American General Finance Corp., Series H, 4.50%, 11/15/07	499
570	American Honda Finance Corp., 3.85%, 11/06/08 (e)	559
1,875	Beneficial Corp., 6.47%, 11/17/08	1,894
	International Lease Finance Corp.,
5,000	3.50%, 04/01/09	4,875
1,400	4.50%, 05/01/08	1,386
1,420	John Deere Capital Corp., 5.65%, 07/25/11	1,446
	Pitney Bowes Credit Corp.,
2,100	5.75%, 08/15/08	2,097
2,852	8.63%, 02/15/08	2,885
1,000	SLM Corp., 4.00%, 01/15/10	927
		19,535
	Diversified Financial Services — 3.3%
	Associates Corp. of North America,
1,400	6.88%, 11/15/08	1,422
1,121	8.15%, 08/01/09	1,189
340	8.55%, 07/15/09	359
1,300	Caterpillar Financial Services Corp., 4.50%, 09/01/08	1,288
	CIT Group, Inc.,
1,500	4.13%, 11/03/09	1,399
500	5.88%, 10/15/08	490
	General Electric Capital Corp.,
950	8.30%, 09/20/09	1,013
2,000	8.63%, 06/15/08	2,044
4,150	SUB, 8.13%, 04/01/08	4,224
465	National Rural Utilities Cooperative Finance Corp., 3.25%, 10/01/07	464
	Pricoa Global Funding I,
1,510	3.90%, 12/15/08 (e)	1,481
3,000	4.35%, 06/15/08 (e)	2,959
1,000	Textron Financial Corp., 4.13%, 03/03/08	993
	USAA Capital Corp.,
500	4.00%, 12/10/07 (e)	498
175	4.64%, 12/15/09 (e)	175
600	6.58%, 10/01/07 (e)	600
1,900	Wells Fargo Financial, Inc., 6.85%, 07/15/09	1,960
		22,558
	Diversified Telecommunication Services — 0.5%
500	Southwestern Bell Telephone, 5.95%, 10/15/07	500
2,870	Verizon Communications, 6.46%, 04/15/08	2,883
		3,383
	Food & Staples Retailing — 0.2%
1,000	Wal-Mart Stores, Inc., 4.00%, 01/15/10	978
	Household Durables — 0.1%
715	Centex Corp., 5.80%, 09/15/09	704
	Insurance — 1.8%
1,050	Allstate Financial Global Funding, 2.50%, 06/20/08 (e)	1,025
900	ASIF Global Financing XXIII, 3.90%, 10/22/08 (e)	884
1,000	Jackson National Life Global Funding, 3.50%, 01/22/09 (e)	980
1,000	John Hancock Global Funding II, 3.50%, 01/30/09 (e)	978
1,600	MassMutual Global Funding II, 2.55%, 07/15/08 (e)	1,560
500	Metropolitan Life Global Funding, 2.60%, 06/19/08 (e)	488
	Monumental Global Funding II,
125	3.45%, 11/30/07 (e)	124
1,000	3.85%, 03/03/08 (e)	990
4,000	New York Life Global Funding, 3.88%, 01/15/09 (e)	3,930
1,085	Pacific Life Global Funding, 3.75%, 01/15/09 (e)	1,066
450	TIAA Global Markets, Inc., 4.13%, 11/15/07 (e)	449
		12,474
	Multi-Utilities — 0.4%
3,000	Duke Energy Carolinas LLC, 4.20%, 10/01/08 (c)	2,962
	Oil, Gas & Consumable Fuels — 0.2%
1,500	Occidental Petroleum Corp., 4.00%, 11/30/07	1,494
	Paper & Forest Products — 0.4%
690	International Paper Co., 4.25%, 01/15/09	678
	Willamette Mexican Holding Co.,
750	6.45%, 06/18/09	765
1,000	6.45%, 07/14/09	1,021
		2,464

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   99

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — 0.1%
1,000	Simon Property Group LP, 3.75%, 01/30/09	976
	Road & Rail — 0.5%
1,440	Burlington Northern Santa Fe Corp., 6.13%, 03/15/09	1,459
2,000	Union Pacific Corp., 6.79%, 11/09/07	2,002
		3,461
	Thrifts & Mortgage Finance — 1.0%
1,500	Countrywide Home Loans, Inc., 4.13%, 09/15/09	1,409
2,000	Washington Mutual Bank, 6.88%, 06/15/11	2,032
1,000	Washington Mutual, Inc., 4.00%, 01/15/09	970
1,820	4.20%, 01/15/10	1,746
1,000	World Savings Bank FSB, 4.50%, 06/15/09	995
		7,152
	Total Corporate Bonds (Cost $128,425)	127,421
	Mortgage Pass-Through Securities — 11.2%
	Federal Home Loan Mortgage Corp. Gold Pools,
4,568	4.00%, 07/01/18 – 09/01/18	4,309
1,389	4.50%, 04/01/16	1,343
10,820	5.00%, 03/01/18 – 10/01/18	10,614
139	5.50%, 01/01/09 – 11/01/12	140
1,360	6.00%, 08/01/09 – 01/01/19	1,369
67	6.25%, 07/01/09	67
9	6.50%, 07/01/13	9
706	6.50%, 06/01/09 – 07/01/16	721
214	6.50%, 08/01/18 – 05/01/21	220
150	7.00%, 03/01/14	156
487	7.00%, 12/01/08 – 03/01/15	501
202	7.50%, 07/01/08 – 08/01/11	205
687	7.50%, 10/01/16 – 07/01/18	721
282	8.00%, 09/01/09 – 01/01/12	288
80	8.50%, 05/01/10	83
9	8.50%, 11/01/15	9
	Federal Home Loan Mortgage Corp. Conventional Pools,
552	8.00%, 09/01/08 – 07/01/32	562
28	8.25%, 08/01/09 – 08/01/17	28
45	8.50%, 12/01/07 – 11/01/19	46
47	8.75%, 05/01/09 – 05/01/11	47
21	9.00%, 09/01/09 – 11/01/09	22
96	ARM, 4.59%, 12/01/17	96
652	ARM, 4.66%, 03/01/35	645
12	ARM, 7.05%, 09/01/25	12
202	ARM, 7.13%, 01/01/27	202
271	ARM, 7.22%, 12/01/27	272
9	ARM, 7.30%, 01/01/27	9
	Federal National Mortgage Association Various Pools,
1,554	4.00%, 07/01/13	1,515
10,175	4.00%, 07/01/18 – 01/01/19	9,586
5,735	4.50%, 11/01/14 – 12/01/19	5,573
11,858	4.50%, 05/01/18 – 05/01/19	11,402
747	5.00%, 12/01/13 – 12/01/17	732
31	5.50%, 07/01/09	31
4,349	5.50%, 10/01/08 – 01/01/20	4,337
5,793	5.50%, 08/01/34 – 03/01/37	5,662
353	6.00%, 01/01/09 – 08/01/14	357
109	6.00%, 07/01/17	110
500	6.00%, 03/01/18 – 07/01/19	507
1,507	6.50%, 02/01/08 – 08/01/19	1,547
1,151	6.50%, 05/01/08 – 09/01/13	1,164
65	6.50%, 08/01/14 – 03/01/26	66
274	7.00%, 11/01/07 – 08/01/21	285
264	7.00%, 10/01/08 – 03/01/15	271
480	7.50%, 01/01/08 – 05/01/15	490
108	7.50%, 08/15/09 – 06/01/16	112
11	7.50%, 01/01/11	11
407	8.00%, 01/01/09 – 12/01/30	425
63	8.00%, 08/01/09 – 11/01/15	64
128	8.00%, 07/01/14 – 11/01/15	136
191	8.50%, 11/01/11	198
78	8.50%, 01/01/10 – 03/01/27	83
19	9.00%, 02/01/10 – 03/01/12	19
217	9.00%, 02/01/31	236
1	9.50%, 12/01/09	1
87	9.50%, 07/01/28	95
19	10.00%, 02/01/24	21
43	ARM, 4.86%, 08/01/17	43
4,488	ARM, 4.91%, 09/01/34	4,452
2,025	ARM, 4.94%, 12/01/35	2,005
47	ARM, 5.37%, 11/01/16	47
74	ARM, 5.54%, 07/01/27	75
56	ARM, 5.58%, 01/01/19	56
125	ARM, 6.76%, 03/01/19	125
18	ARM, 6.79%, 08/01/19	19
50	ARM, 7.17%, 06/01/27	50
25	ARM, 7.37%, 05/01/25	25
1	ARM, 7.47%, 10/01/27	1

SEE NOTES TO FINANCIAL STATEMENTS.

100   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
13	ARM, 7.72%, 10/01/25	13
	Government National Mortgage Association Various Pools,
100	6.00%, 04/15/14 – 11/20/14	101
178	6.50%, 07/15/08 – 07/15/09	179
12	7.00%, 01/15/09	12
40	7.50%, 09/20/28	42
160	8.00%, 12/15/07 – 06/15/28	169
20	8.00%, 09/15/09	20
150	8.50%, 03/20/25 – 04/20/25	161
122	9.00%, 09/15/09 – 10/1/26	125
894	9.50%, 07/15/20 – 12/15/25	976
88	12.00%, 11/15/19	100
268	ARM, 5.75%, 08/20/16 – 09/20/22	270
22	ARM, 6.00%, 03/20/16 – 08/20/18	22
256	ARM, 6.12%, 12/20/17 – 11/20/25	258
319	ARM, 6.38%, 01/20/16 – 01/20/28	323
	Total Mortgage Pass-Through Securities (Cost $77,122)	77,401
	U.S. Government Agency Securities — 14.3%
	Federal Farm Credit Bank,
300	3.05%, 07/07/08	295
400	3.63%, 12/24/07	398
	Federal Home Loan Bank System,
300	2.70%, 07/07/08	294
3,000	2.87%, 07/02/08	2,947
4,000	3.00%, 01/08/08	3,971
800	3.00%, 06/18/08	787
500	3.00%, 07/09/08	491
500	3.00%, 07/14/08	491
800	3.00%, 12/17/08	781
600	3.01%, 01/18/08	595
1,750	3.02%, 04/22/08	1,726
600	3.03%, 06/30/08	590
905	3.05%, 06/12/08	891
200	3.06%, 03/28/08	198
845	3.13%, 12/30/08	826
390	3.13%, 01/09/09	381
550	3.17%, 09/25/07	549
500	3.23%, 10/26/07	498
605	3.25%, 06/12/08	597
580	3.25%, 07/25/08	571
1,245	3.25%, 12/18/08	1,219
850	3.25%, 01/09/09	832
840	3.30%, 03/04/08	832
500	3.31%, 01/23/09	489
450	3.31%, 04/14/09	439
875	3.32%, 12/18/07	870
1,800	3.33%, 06/10/08	1,776
600	3.33%, 12/19/08	588
1,210	3.35%, 12/26/08	1,186
825	3.35%, 12/26/08	809
500	3.38%, 10/22/07	499
735	3.38%, 07/30/08	724
1,610	3.45%, 12/05/08	1,581
440	3.50%, 05/20/08	435
450	3.55%, 11/07/07	449
500	3.56%, 01/30/09	491
500	3.63%, 05/05/08	495
1,725	3.63%, 08/13/08	1,704
1,035	3.63%, 08/13/08 (c)	1,022
350	3.63%, 04/15/09	343
500	3.63%, 04/22/09	490
100	6.03%, 01/30/08	100
	Federal Home Loan Mortgage Corp.,
1,700	3.00%, 09/18/07	1,698
4,000	3.00%, 01/22/08	3,966
500	3.00%, 07/08/08	492
662	3.00%, 07/14/08	651
1,868	3.00%, 11/28/08	1,825
420	3.05%, 09/10/07	420
575	3.15%, 06/04/08	567
2,000	3.25%, 06/04/08	1,973
1,459	3.29%, 06/16/09	1,420
1,000	3.50%, 09/27/07	999
1,089	3.50%, 08/27/08	1,074
2,450	3.50%, 03/25/09	2,400
863	3.60%, 05/13/08	854
2,000	4.13%, 07/12/10	1,968
11,000	6.63%, 09/15/09	11,399
775	SUB, 3.50%, 04/28/09	759
	Federal National Mortgage Association,
600	2.65%, 06/30/08	588
1,000	3.00%, 06/11/08	985
2,860	3.00%, 06/12/08	2,816
1,250	3.15%, 05/27/09	1,216
860	3.30%, 06/02/09	839
575	3.50%, 07/24/08	568

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   101

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	U.S. Government Agency Securities — Continued
200	3.50%, 04/09/09	196
4,000	3.88%, 02/15/10 (c)	3,925
20,000	6.38%, 06/15/09 (c)	20,543
	Total U.S. Government Agency Securities (Cost $99,068)	99,391
	U.S. Treasury Obligations — 28.7%
	U.S. Treasury Inflation Indexed Bonds,
1,290	3.63%, 01/15/08 (c)	1,285
3,811	3.88%, 01/15/09 (c)	3,864
1,053	4.25%, 01/15/10 (c)	1,093
	U.S. Treasury Notes,
5,000	2.63%, 05/15/08 (c)	4,936
6,500	3.00%, 02/15/08 (c)	6,464
2,000	3.13%, 10/15/08 (c)	1,976
4,000	3.13%, 04/15/09 (c)	3,933
9,000	3.25%, 08/15/08 (m)	8,909
8,000	3.38%, 02/15/08 (c)	7,968
3,000	3.38%, 09/15/09 (c)	2,954
500	3.50%, 11/15/09	493
8,000	3.75%, 05/15/08 (c)	7,959
38,500	3.88%, 05/15/09 (m)	38,283
6,200	4.00%, 09/30/07 (c)	6,195
15,000	4.25%, 10/31/07 (c)	15,009
10,000	4.38%, 12/31/07 (c)	10,007
24,000	4.50%, 02/15/09 (c)	24,094
10,000	4.50%, 03/31/12 (c)	10,097
6,000	4.63%, 02/29/08 (c)	6,009
8,000	4.63%, 03/31/08 (c)	8,013
3,400	4.63%, 11/15/09 (c)	3,430
1,000	4.75%, 11/15/08 (c)	1,006
1,000	4.88%, 01/31/09 (c)	1,009
17,000	4.88%, 05/15/09 (c)	17,183
7,000	5.63%, 05/15/08 (m)	7,054
	Total U.S. Treasury Obligations (Cost $198,312)	199,223
	Supranational — 0.3%
1,500	International Bank for Reconstruction & Development,
	5.05%, 05/29/08	1,501
544	Zero Coupon, 08/15/08	521
	Total Supranational (Cost $2,028)	2,022
	Total Long-Term Investments (Cost $684,897)	685,484

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.1%
	Investment Company — 1.1%
7,902	JPMorgan U.S. Government Money Market Fund, Institutional Class (b) (Cost $7,902)	7,902

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 25.5%
	Asset-Backed Securities — 0.5%
2,600	GSAA, Series 2006-3, Class A1, FRN, 5.59%, 02/22/08	2,600
444	MABS, Series 2006-NC1, Class A1, FRN, 5.59%, 02/25/08	444
		3,044
	Certificates of Deposit — 2.9%
4,999	Bank of New York, FRN, 5.40%, 05/02/08	4,999
5,000	Barclays, New York, 5.34%, 09/28/07 (United Kingdom)	5,000
1,250	Calyon, New York, FRN, 5.40%, 03/15/10	1,250
5,000	Canadian Imperial Bank, New York, FRN, 5.69%, 09/30/08	5,000
3,750	Natexis Banques Populaires, New York, FRN, 5.39%, 01/09/08	3,750
		19,999
	Corporate Notes — 15.1%
6,000	BBVA, Senior Finance S.A., FRN, 5.41%, 03/12/10 (Spain)	6,000
8,000	Beta Finance, Inc., FRN, 5.37%, 01/15/08	8,000
6,800	Caixa Catal, FRN, 5.39%, 07/07/08 (Spain)	6,800
2,000	CDC Financial Products, Inc., FRN, 5.53%, 10/31/07	2,000
3,900	Citigroup Global Markets Holding, Inc., FRN, 5.53%, 09/07/07	3,900
6,000	Comerica, Inc., FRN, 5.53%, 11/13/07	6,000
8,000	Dorada Finance, Inc., FRN, 5.37%, 01/14/08	8,000
6,000	General Electric Capital Corp., FRN, 5.40%, 03/12/10	6,000
11,000	Goldman Sachs Group, Inc. (The), FRN, 5.50%, 11/14/08	11,000
5,999	Liberty Lighthouse U.S. Capital, FRN, 5.34%, 02/04/08	5,999
8,500	Macquarie Bank Ltd., FRN, 5.53%, 08/20/08 (Australia)	8,500
7,500	Metropolitan Life Global Funding, FRN, 5.49%, 08/22/08	7,500
7,300	Monumental Global Funding, FRN, 5.55%, 05/24/10	7,300
4,000	Morgan Stanley, FRN, 5.56%, 09/30/08	4,000

SEE NOTES TO FINANCIAL STATEMENTS.

102   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
7,000	National City Bank, Cleveland, FRN, 5.33%, 10/04/07	7,000
	Pricoa Global Funding I,
2,000	FRN, 5.41%, 12/15/09	2,000
5,000	FRN, 5.49%, 08/27/08	5,000
		104,999
	Funding Agreement — 0.5%
3,500	Beneficial Life Insurance Co., FRN, 5.59%, 11/30/07	3,500
	Repurchase Agreements — 6.5%
33,666	Banc of America Securities LLC, 5.40%, dated 08/31/07, due 09/04/07, repurchase price $33,686, collateralized by U.S. Government Agency Mortgages	33,666
10,000	Barclays Capital, 5.40%, dated 08/31/07, due 09/04/07, repurchase price $10,006, collateralized by U.S. Government Agency Mortgages	10,000
1,645	Lehman Brothers, Inc., 5.37%, dated 08/31/07, due 09/04/07, repurchase price $1,646 collateralized by U.S. Government Agency Mortgages	1,645
		45,311
	Total Investments of Cash Collateral for Securities on Loan (Cost $176,853)	176,853
	Total Investments — 125.4% (Cost $869,652)	870,239
	Liabilities in Excess of Other Assets — (25.4)%	(176,081)
	NET ASSETS — 100.0%	$694,158

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   103

JPMorgan Treasury & Agency Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 90.6%
	U.S. Government Agency Securities — 15.9%
	Federal Farm Credit Bank,
800	5.75%, 01/25/08	801
3,000	5.83%, 02/11/08	3,008
360	6.20%, 11/30/09	371
500	6.27%, 01/26/16	541
300	6.52%, 09/24/07	300
1,720	6.82%, 03/16/09	1,768
855	6.90%, 09/01/10	908
	Federal Home Loan Bank System,
250	5.49%, 12/22/08	252
8,000	5.61%, 02/11/09	8,076
5,000	5.75%, 05/15/12 (c)	5,198
1,265	5.93%, 04/09/08	1,270
675	6.20%, 06/02/09	689
1,000	6.50%, 11/13/09	1,036
100	7.03%, 07/14/09	104
690	7.38%, 02/12/10	731
1,459	New Valley Generation I, 7.30%, 03/15/19	1,633
	Total U.S. Government Agency Securities (Cost $26,640)	26,686
	U.S. Treasury Obligations — 74.7%
38,250	U.S. Treasury Bond, 10.38%, 11/15/12 (m)	38,710
	U.S. Treasury Notes,
5,000	2.63%, 05/15/08 (c)	4,937
20,000	3.38%, 02/15/08 (c)	19,920
13,000	3.50%, 02/15/10 (c)	12,790
5,500	4.00%, 04/15/10 (c)	5,475
4,000	4.00%, 11/15/12 (c)	3,951
5,000	4.00%, 02/15/14 (c)	4,905
7,000	4.25%, 08/15/14 (c)	6,946
6,000	4.63%, 10/31/11 (c)	6,088
14,000	4.75%, 03/31/11 (c)	14,258
4,000	4.75%, 01/31/12 (c)	4,078
3,000	4.75%, 05/15/14 (c)	3,068
	Total U.S. Treasury Obligations (Cost $128,557)	125,126
	Total Long-Term Investments (Cost $155,197)	151,812

SHARES
Short-Term Investment — 7.5%
	Investment Company — 7.5%
12,640	JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (b) (Cost $12,640)	12,640
Investments of Cash Collateral for Securities on Loan — 22.7%
	Repurchase Agreements — 22.7%
8,109	Banc of America Securities LLC, 5.40%, dated 08/31/07, due 09/04/07, repurchase price $8,113, collateralized by U.S. Government Agency Mortgages	8,109
7,000	Barclays Capital, 5.40%, dated 08/31/07, due 09/04/07, repurchase price $7,004, collateralized by U.S. Government Agency Mortgages	7,000
7,000	Bear Stearns Cos., Inc., 5.38%, dated 08/31/07, due 09/04/07, repurchase price $7,004, collateralized by U.S. Government Agency Mortgages	7,000
8,000	Credit Suisse First Boston LLC, 5.39%, dated 08/31/07, due 09/04/07, repurchase price $8,005, collateralized by U.S. Government Agency Mortgages	8,000
8,000	Lehman Brothers, Inc., 5.37%, dated 08/31/07, due 09/04/07, repurchase price $8,005, collateralized by U.S. Government Agency Mortgages	8,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $38,109)	38,109
	Total Investments — 120.8% (Cost $205,946)	202,561
	Liabilities in Excess of Other Assets — (20.8)%	(34,897)
	NET ASSETS — 100.0%	$167,664

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

104   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

JPMorgan Ultra Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 90.1%
	Asset-Backed Securities — 15.2%
6,192	Accredited Mortgage Loan Trust, Series 2003-3, Class A1, SUB, 4.46%, 01/25/34	5,856
	ACE Securities Corp.,
5,527	Series 2001-HE1, Class M1, FRN, 7.04%, 11/20/31	5,529
4,031	Series 2002-HE3, Class M1, FRN, 7.31%, 10/25/32 (i)	3,813
388	American Residential Home Equity Loan Trust, Series 1998-1, Class M1, FRN, 6.18%, 05/25/29	382
5,350	Ameriquest Mortgage Securities, Inc., Series 2003-7, Class M1, FRN, 6.36%, 08/25/33 (i)	5,166
	Amortizing Residential Collateral Trust,
127	Series 2002-BC4, Class A, FRN, 5.80%, 07/25/32	122
5,426	Series 2002-BC6, Class M1, FRN, 6.26%, 08/25/32 (i)	5,318
8,640	Series 2002-BC9, Class M1, FRN, 7.16%, 12/25/32 (i)	8,179
	Amresco Residential Securities Mortgage Loan Trust,
165	Series 1997-1, Class M1A, FRN, 6.02%, 03/25/27	165
871	Series 1997-2, Class M1A, FRN, 6.06%, 06/25/27	797
3,695	Series 1998-1, Class M1A, FRN, 6.15%, 01/25/28 (i)	3,634
3,386	Series 1998-3, Class M1A, FRN, 6.14%, 09/25/28 (i)	3,055
5,000	Asset Backed Securities Corp., Home Equity, Series 2003-HE7, Class M2, FRN, 7.36%, 12/15/33 (i)	4,676
	Bear Stearns Asset Backed Securities Trust,
7,835	Series 2003-SD1, Class A, FRN, 5.96%, 12/25/33	7,812
844	Series 2005-1, Class A, FRN, 5.86%, 03/25/35	841
9,348	Series 2005-CL1, Class M1, FRN, 6.14%, 09/25/34	7,256
4,000	Series 2005-HE1, Class M2, FRN, 6.34%, 01/25/35 (i)	3,204
2,000	Capital One Master Trust, Series 2001-1, Class C, FRN, 6.78%, 12/15/10 (e)	2,007
1,151	Centex Home Equity, Series 2002-A, Class MV1, FRN, 6.36%, 01/25/32	1,081
450	Chase Funding Loan Acquisition Trust, Series 2001-AD1, Class 2M1, FRN, 6.78%, 11/25/30	449
	Countrywide Asset-Backed Certificates,
448	Series 2002-1, Class A, FRN, 6.07%, 08/25/32	440
3,694	Series 2002-3, Class M1, FRN, 6.63%, 03/25/32	3,477
455	Series 2002-BC1, Class A, FRN, 6.17%, 04/25/32	438
576	Series 2002-BC2, Class A, FRN, 6.05%, 04/25/32	562
85	Series 2003-BC2, Class 2A1, FRN, 6.11%, 06/25/33	80
8,294	Series 2003-BC5, Class M1, FRN, 6.21%, 09/25/33	7,704
4,000	Series 2004-2, Class M4, FRN, 6.51%, 03/25/34 (i)	3,610
3,188	Series 2004-S1, Class M2, SUB, 5.08%, 02/25/35 (i)	2,738
	Countrywide Home Equity Loan Trust,
6,375	Series 2004-A, Class A, FRN, 5.83%, 04/15/30	6,255
3,307	Series 2005-E, Class 2A, FRN, 5.83%, 11/15/35	3,253
14,087	Series 2005-M, Class A1, FRN, 5.85%, 02/15/36	13,873
7,000	Series 2006-A, Class M2, FRN, 6.03%, 04/15/32 (i)	6,243
2,651	Credit-Based Asset Servicing and Securitization, Series 2004-CB2, Class M1, FRN, 6.02%, 07/25/33	2,566
	First Franklin Mortgage Loan Asset-Backed Certificates,
690	Series 2002-FF1, Class M1, FRN, 6.56%, 04/25/32	514
2,320	Series 2002-FF4, Class M1, FRN, 7.08%, 02/25/33 (i)	2,140
2,648	Series 2003-FFH1, Class M2, FRN, 7.26%, 09/25/33 (i)	2,091
3,800	Series 2004-FF8, Class M4, FRN, 6.58%, 10/25/34 (i)	3,310
5,000	Fleet Commercial Loan Master LLC, Series 2003-1A, Class A2, FRN, 5.88%, 11/16/10 (e)	5,004
5,000	Fremont Home Loan Trust, Series 2005-C, Class M2, FRN, 6.00%, 07/25/35 (i)	4,462
1,714	Greenpoint Mortgage Funding Trust, Series 2005-HE3, Class A, FRN, 5.79%, 09/15/30	1,688
19,053	GSAMP Trust, Series 2006-S6, Class A3, FRN, 5.74%, 10/25/36 (i)	13,952
6,102	GSR Mortgage Loan Trust, Series 2005-HEL1, Class M3, FRN, 6.28%, 11/25/30 (i)	3,846
921	Irwin Home Equity Corp., Series 2004-1, Class 1A1, FRN, 5.83%, 12/25/24	904
370	Lehman Home Equity Loan Trust, Series 1998-1, Class A1, 7.00%, 05/25/28	368

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   105

JPMorgan Ultra Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Asset-Backed Securities — Continued
	Long Beach Mortgage Loan Trust,
2,750	Series 2004-6, Class C2, FRN, 6.66%, 11/25/34 (i)	2,609
5,000	Series 2006-6, Class M2, FRN, 5.81%, 07/25/36 (i)	3,535
5,000	MBNA Credit Card Master Note Trust, Series 2003-C2, Class C2, FRN, 7.21%, 06/15/10	5,018
	Morgan Stanley ABS Capital I,
5,219	Series 2003-NC6, Class M1, FRN, 6.71%, 06/25/33 (i)	4,873
7,500	Series 2005-WMC4, Class M5, FRN, 6.16%, 04/25/35 (i)	6,367
662	New Century Home Equity Loan Trust, Series 2003-5, Class AII, FRN, 5.91%, 11/25/33	651
7,000	Nomura Home Equity Loan, Inc., Series 2005-FM1, Class 2A3, FRN, 5.89%, 05/25/35	6,963
3,627	Option One Mortgage Loan Trust, Series 2002-4, Class M1, FRN, 6.41%, 07/25/32	3,589
	Residential Asset Mortgage Products, Inc.,
1,277	Series 2003-RS2, Class AII, FRN, 5.85%, 03/25/33	1,250
5,686	Series 2004-RS1, Class MII1, FRN, 6.19%, 01/25/34 (i)	4,939
	Residential Asset Securities Corp.,
1,435	Series 2003-KS4, Class MI2, SUB, 5.01%, 06/25/33 (i)	1,174
5,158	Series 2005-EMX4, Class A2, FRN, 5.77%, 11/25/35	5,009
	Residential Funding Mortgage Securities II, Inc.,
3,052	Series 2001-HI2, Class AI7, SUB, 6.94%, 04/25/26	3,039
2,597	Series 2001-HI4, Class A7, SUB, 6.74%, 10/25/26	2,586
844	Series 2003-HS1, Class AII, FRN, 5.80%, 12/25/32	832
234	Structured Asset Investment Loan Trust, Series 2003-BC2, Class A3, FRN, 6.21%, 04/25/33	226
349	Structured Asset Securities Corp., Series 2002-HF1, Class A, FRN, 5.80%, 01/25/33	334
937	Wachovia Asset Securitization, Inc., Series 2002-HE1, Class A, FRN, 5.88%, 09/27/32	926
	Total Asset-Backed Securities (Cost $234,199)	212,780
	Collateralized Mortgage Obligations — 54.4%
	Agency CMO — 24.1%
	Federal Home Loan Mortgage Corp. REMICS,
91	Series 1071, Class F, FRN, 6.58%, 04/15/21	91
96	Series 1343, Class LA, 8.00%, 08/15/22	103
90	Series 1370, Class JA, FRN, 6.78%, 09/15/22	90
82	Series 1379, Class W, FRN, 4.61%, 10/15/22	82
20	Series 1449, Class HA, 7.50%, 12/15/07	20
15	Series 1508, Class KA, FRN, 4.88%, 05/15/23	14
62	Series 1575, Class F, FRN, 6.63%, 08/15/08	62
20	Series 1600, Class FB, FRN, 4.33%, 10/15/08	20
225	Series 1604, Class MB, IF, 6.70%, 11/15/08	223
104	Series 1607, Class SA, IF, 9.56%, 10/15/13	113
588	Series 1625, Class SC, IF, 6.88%, 12/15/08	584
3,557	Series 1650, Class K, 6.50%, 01/15/24	3,677
1,341	Series 1689, Class M, PO, 03/15/24	1,165
568	Series 1771, Class PK, 8.00%, 02/15/25	577
1,043	Series 1974, Class ZA, 7.00%, 07/15/27	1,065
183	Series 1981, Class Z, 6.00%, 05/15/27	182
27	Series 2006, Class I, IO, 8.00%, 10/15/12	3
760	Series 2033, Class PR, PO, 03/15/24	648
826	Series 2057, Class PE, 6.75%, 05/15/28	846
7,209	Series 2162, Class TH, 6.00%, 06/15/29	7,306
133	Series 2261, Class ZY, 7.50%, 10/15/30	135
88	Series 2289, Class NA, VAR, 11.94%, 05/15/20	97
427	Series 2338, Class FN, FRN, 6.11%, 08/15/28	429
707	Series 2345, Class PQ, 6.50%, 08/15/16	726
167	Series 2366, Class VG, 6.00%, 06/15/11	167
736	Series 2416, Class SA, IF, 4.79%, 02/15/32	723
472	Series 2416, Class SH, IF, 4.86%, 02/17/32	469
219	Series 2477, Class FZ, FRN, 6.16%, 06/15/31	220
806	Series 2517, Class FE, FRN, 6.11%, 10/15/09	807
20,648	Series 2594, Class OF, FRN, 6.06%, 06/15/32 (m)	20,736
13,800	Series 2628, Class IP, IO, 4.50%, 10/15/16	1,104
10,971	Series 2649, Class FK, FRN, 6.16%, 07/15/33	10,654
5,000	Series 2661, Class FG, FRN, 6.06%, 03/15/17	5,006
5,077	Series 2666, Class OI, IO, 5.50%, 12/15/18	313
17,080	Series 2750, Class FG, FRN, 6.01%, 02/15/34	17,006
2,370	Series 2773, Class TB, 4.00%, 04/15/19	2,105
4,217	Series 2927, Class GA, 5.50%, 10/15/34	4,226
5,000	Series 2929, Class PC, 5.00%, 01/15/28	4,962
6,000	Series 2941, Class BY, 5.00%, 12/15/34	5,685

SEE NOTES TO FINANCIAL STATEMENTS.

106   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Agency CMO — Continued
4,183		Series 3085, Class VS, IF, 6.28%, 12/15/35	4,751
5,000		Series 3114, Class KB, 5.00%, 09/15/27	4,928
9,638		Series 3300, Class FA, FRN, 5.91%, 08/15/35	9,514
9,845		Series 3319, Class FP, FRN, 6.01%, 10/15/36	9,745
		Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
229		Series T-51, Class 1A-PO, PO, 09/25/42	190
3,997		Series T-51, Class 1A, VAR, 6.50%, 09/25/43	4,083
1,646		Series T-54, Class 2A, 6.50%, 02/25/43	1,665
3,481		Series T-54, Class 4A, FRN, 6.41%, 02/25/43	3,509
2,948		Federal Home Loan Mortgage Corp.-Government National Mortgage Association, Series 1, Class S, IF, IO, 3.40%, 10/25/22	340
		Federal National Mortgage Association Interest STRIPS,
8,010		Series 343, Class 23, IO, 4.00%, 10/01/18	1,111
12,537		Series 343, Class 27, IO, 4.50%, 01/01/19	1,903
		Federal National Mortgage Association REMICS,
109		Series 1988-15, Class B, FRN, 6.08%, 06/25/18	110
9		Series 1989-77, Class J, 8.75%, 11/25/19	9
3		Series 1989-89, Class H, 9.00%, 11/25/19	3
282		Series 1990-64, Class Z, 10.00%, 06/25/20	315
688		Series 1990-145, Class A, FRN, 6.00%, 12/25/20 (m)	686
343		Series 1991-142, Class PL, 8.00%, 10/25/21	366
446		Series 1991-156, Class F, FRN, 6.83%, 11/25/21	452
1		Series 1992-91, Class SQ, IF, HB, 3,980.40%, 05/25/22	117
968		Series 1992-112, Class GB, 7.00%, 07/25/22	1,011
14		Series 1992-154, Class SA, IF, IO, 5.40%, 08/25/22	2
30		Series 1992-179, Class FB, FRN, 7.03%, 10/25/07	30
4		Series 1992-187, Class FA, FRN, 5.08%, 10/25/07	4
14		Series 1992-190, Class F, FRN, 6.63%, 11/25/07	14
367		Series 1992-200, Class FK, FRN, 5.58%, 11/25/22	368
419		Series 1993-27, Class S, IF, 1.45%, 02/25/23	372
8		Series 1993-93, Class FC, FRN, 5.13%, 05/25/08	8
801		Series 1993-110, Class H, 6.50%, 05/25/23	816
102		Series 1993-119, Class H, 6.50%, 07/25/23	103
798		Series 1993-146, Class E, PO, 05/25/23	686
364		Series 1993-165, Class FH, FRN, 6.68%, 09/25/23	373
1,798		Series 1993-179, Class FM, FRN, 5.53%, 10/25/23	1,801
160		Series 1993-186, Class F, FRN, 5.08%, 09/25/08	159
40		Series 1993-197, Class SC, IF, 8.30%, 10/25/08	40
678		Series 1994-30, Class JA, 5.00%, 07/25/23	676
1,241		Series 1994-62, Class PH, 6.90%, 11/25/23	1,253
7		Series 1994-89, Class FA, FRN, 5.78%, 03/25/09	7
1,405		Series 1997-46, Class PT, 7.00%, 07/18/12	1,434
205		Series 1997-74, Class E, 7.50%, 10/20/27	218
3,932		Series 2001-9, Class F, FRN, 5.82%, 02/17/31	3,930
1,439		Series 2001-33, Class ID, IO, 6.00%, 07/25/31	328
1,115		Series 2002-18, Class PC, 5.50%, 04/25/17	1,125
3,579		Series 2002-27, Class FW, FRN, 6.01%, 05/25/09	3,590
6,999		Series 2002-77, Class FY, FRN, 5.91%, 12/25/17	7,053
698		Series 2002-79, Class PO, PO, 04/25/09	664
3,981		Series 2002-92, Class FB, FRN, 6.16%, 04/25/30	4,000
11,299		Series 2003-17, Class FN, FRN, 5.81%, 03/25/18	11,351
5,565		Series 2003-19, Class VA, 5.50%, 09/25/10	5,584
502		Series 2003-21, Class FK, FRN, 5.91%, 03/25/33	502
1,207		Series 2003-27, Class DJ, 4.00%, 04/25/17	1,172
16,241		Series 2003-34, Class BS, IF, IO, 2.15%, 05/25/22	1,065
5,000		Series 2003-35, Class MD, 5.00%, 11/25/16	4,954
4,134		Series 2003-60, Class SA, IF, IO, 2.15%, 07/25/21	225
7,837		Series 2003-60, Class SB, IF, IO, 2.15%, 07/25/21	427
2,302		Series 2003-72, Class JF, FRN, 5.91%, 08/25/33	2,304
12,588		Series 2003-87, Class HF, FRN, 5.91%, 03/25/16 (m)	12,617
5,898		Series 2004-17, Class BF, FRN, 5.86%, 01/25/34	5,847
2,913		Series 2004-32, Class AB, 4.00%, 10/25/17	2,811
7,830		Series 2004-33, Class FW, FRN, 5.91%, 08/25/25	7,831
8,699		Series 2004-54, Class FL, FRN, 5.91%, 07/25/34	8,729
3,000		Series 2005-29, Class AE, 4.50%, 03/25/35	2,679
—	(h)	Series 2006-50, Class CF, FRN, 5.91%, 06/25/36	—	(h)
46,155		Series 2006-51, Class FP, FRN, 5.86%, 03/25/36 (m)	46,017

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   107

JPMorgan Ultra Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
299	Series G92-44, Class ZQ, 8.00%, 07/25/22	318
4,174	Series G94-9, Class PJ, 6.50%, 08/17/24	4,338
	Federal National Mortgage Association Grantor Trust,
2,798	Series 2004-T1, Class 1A2, 6.50%, 01/25/44	2,877
1,909	Series FN2001-T8, Class A1, 7.50%, 07/25/41	1,981
4,388	Series FN2002-T6, Class A4, FRN, 6.45%, 03/25/41	4,420
	Federal National Mortgage Association Whole Loan,
995	Series 2003-W1, Class 2A, 7.50%, 12/25/42	1,038
6,264	Series 2003-W4, Class 5A, FRN, 6.68%, 10/25/42	6,335
5,913	Series 2003-W15, Class 3A, FRN, 6.32%, 12/25/42	6,025
2,035	Series 2004-W2, Class 1A3F, FRN, 5.86%, 02/25/44	2,021
3,211	Series 2004-W2, Class 4A, FRN, 6.56%, 02/25/44	3,206
4,840	Series 2005-W1, Class 1A2, 6.50%, 10/25/44	4,889
	Government National Mortgage Association,
2,462	Series 1999-27, Class ZA, 7.50%, 04/17/29	2,571
72	Series 2000-35, Class F, FRN, 6.14%, 12/16/25	73
1,686	Series 2002-31, Class FC, FRN, 5.76%, 09/26/21	1,684
8,982	Series 2003-21, Class PI, IO, 5.50%, 06/20/32	1,380
55,319	Series 2003-59, Class XA, IO, VAR, 1.69%, 06/16/34	4,783
5,200	Series 2003-105, Class A, 4.50%, 11/16/27	5,109
3,985	Series 2004-11, Class PC, 3.00%, 02/20/34	3,858
		337,324
	Non-Agency CMO — 30.3%
8,598	Banc of America Funding Corp., Series 2005-E, Class 5A1, VAR, 4.97%, 05/20/35	8,455
	Banc of America Mortgage Securities, Inc.,
225	Series 2003-5, Class 2A8, FRN, 5.96%, 07/25/18	223
8,068	Series 2005-A, Class 3A1, FRN, 5.03%, 02/25/35	7,913
5,000	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-4, Class A5, VAR, 3.52%, 06/25/34	4,901
2,129	Bear Stearns Asset Backed Securities, Inc., Series 2004-AC6, Class M1, FRN, 6.18%, 11/25/34	2,124
4,000	Bear Stearns Mortgage Funding Trust, Series 2006-SL3, Class M1, FRN, 5.85%, 10/25/36 (i)	2,288
	BHN II Mortgage Trust,
24	Series 1997-2, Class A2, 7.54%, 05/31/17 (d) (i)	—	(h)
224	Zero Coupon, 03/25/11 (d) (i)	2
5,695	Cendant Mortgage Corp., Series 2003-8, Class 1A2, 5.25%, 10/25/33	5,661
2,967	Chase Mortgage Finance Corp., Series 2003-S7, Class A4, FRN, 5.91%, 08/25/18	2,940
352	Citicorp Mortgage Securities, Inc., Series 1988-17, Class A1, VAR, 6.87%, 11/25/18	351
93	Collateralized Mortgage Obligation Trust, Series 50, Class B, PO, 10/01/18	79
4,720	Countrywide Alternative Loan Trust, Series 2004-33, Class 3A3, VAR, 4.73%, 12/25/34	4,669
	Countrywide Home Loan Mortgage Pass-Through Trust,
4,102	Series 2003-21, Class A1, FRN, 4.08%, 05/25/33	4,091
10,000	Series 2003-49, Class A4, FRN, 4.28%, 12/19/33	9,729
1,324	Series 2004-HYB8, Class 1A1, FRN, 5.89%, 01/20/35	1,324
1,862	Series 2005-1, Class 1A2, FRN, 5.86%, 03/25/35	1,821
6,117	Series 2005-1, Class 2A1, FRN, 5.80%, 03/25/35	6,018
	Credit Suisse First Boston Mortgage Securities Corp.,
113	Series 2002-AR2, Class 1B2, VAR, 5.92%, 02/25/32	113
8,858	Series 2003-AR24, Class 2A4, VAR, 4.01%, 10/25/33	8,713
2,226	Series 2004-5, Class 1A8, 6.00%, 09/25/34	2,230
2,985	Series 2005-4, Class 3A16, 5.50%, 06/25/35	2,976
	First Horizon Alternative Mortgage Securities,
1,686	Series 2005-AA7, Class 1A2, FRN, 5.34%, 09/25/35	1,696
5,009	Series 2005-FA10, Class 2A1, 5.25%, 12/25/20	4,948
4,525	First Horizon Asset Securities, Inc., Series 2004-AR7, Class 2A1, FRN, 4.92%, 02/25/35	4,478
	First Republic Mortgage Loan Trust,
449	Series 2000-FRB1, Class B1, FRN, 6.01%, 06/25/30	449
1,563	Series 2000-FRB2, Class A1, FRN, 5.86%, 11/15/30	1,554
9,814	GSAA Home Equity Trust, Series 2004-CW1, Class 1A1, 5.50%, 04/01/34	9,539

SEE NOTES TO FINANCIAL STATEMENTS.

108   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
	GSR Mortgage Loan Trust,
2,548	Series 2003-3F, Class 3A2, FRN, 5.91%, 04/25/33	2,533
10,928	Series 2004-10F, Class 7A1, 5.50%, 09/25/34	10,725
	Impac CMB Trust,
6,476	Series 2004-3, Class 3A, FRN, 5.83%, 03/25/34	6,424
1,681	Series 2004-6, Class 1A2, FRN, 5.90%, 10/25/34	1,681
6,289	Series 2005-5, Class A1, FRN, 5.83%, 08/25/35	6,283
8,946	Indymac INDA Mortgage Loan Trust, Series 2007-AR1, Class 1A1, VAR, 5.76%, 03/25/37	8,937
9,365	Indymac Index Mortgage Loan Trust, Series 2007-AR7, Class 1A1, FRN, 5.81%, 06/25/37	9,155
1,915	JPMorgan Mortgage Trust, Series 2003-A1, Class 1A1, FRN, 4.34%, 10/25/33	1,878
	MASTR Adjustable Rate Mortgages Trust,
14,019	Series 2003-5, Class 5A1, VAR, 4.18%, 10/25/33	13,658
72	Series 2004-2, Class 3A1, FRN, 5.90%, 03/25/34	72
1,338	Series 2004-7, Class 6A1, FRN, 5.95%, 08/25/34	1,338
5,010	Series 2004-13, Class 2A1, FRN, 3.82%, 04/21/34	4,915
4,500	Series 2004-13, Class 3A7B, FRN, 3.24%, 11/21/34	4,356
	MASTR Asset Securitization Trust,
11,554	Series 2003-12, Class 2A1, 4.50%, 12/25/13	11,301
3,448	Series 2004-6, Class 4A1, 5.00%, 07/25/19	3,341
2,305	MASTR Seasoned Securities Trust, Series 2003-1, Class 3A2, FRN, 5.91%, 02/25/33	2,269
	Mellon Residential Funding Corp.,
3,162	Series 2001-TBC1, Class B1, FRN, 6.49%, 11/15/31	3,173
636	Series 2002-TBC1, Class B1, FRN, 6.61%, 09/15/30	638
318	Series 2002-TBC1, Class B2, FRN, 7.01%, 09/15/30	319
1,790	Series 2002-TBC2, Class B1, FRN, 6.46%, 08/15/32	1,790
675	Merrill Lynch Trust, Series 47, Class Z, 8.99%, 10/20/20	721
	MLCC Mortgage Investors, Inc.,
3,623	Series 2004-1, Class 2A3, VAR, 4.72%, 12/25/34	3,607
5,005	Series 2004-D, Class A1, FRN, 5.84%, 08/25/29	4,995
	Morgan Stanley Dean Witter Capital I,
3,190	Series 2003-HYB1, Class A4, FRN, 4.20%, 03/25/33	3,266
2,358	Series 2003-HYB1, Class B1, FRN, 4.25%, 03/25/33	2,345
	Morgan Stanley Mortgage Loan Trust,
2,353	Series 2004-5AR, Class 3A3, VAR, 4.38%, 07/25/34	2,315
6,500	Series 2004-5AR, Class 3A5, VAR, 4.38%, 07/25/34	6,437
5,240	Series 2004-11AR, Class 1A2A, FRN, 5.82%, 01/25/35	5,152
	Nomura Asset Acceptance Corp.,
1,351	Series 2003-A3, Class A1, SUB, 5.00%, 08/25/33	1,312
376	Series 2004-AR1, Class 5A1, FRN, 5.89%, 08/25/34	376
6,937	Series 2004-R1, Class A1, 6.50%, 03/25/34 (e)	7,107
4,833	Series 2004-R3, Class AF, FRN, 5.96%, 02/25/35 (e)	4,763
746	Series 2005-AR1, Class 2A1, FRN, 5.79%, 02/25/35	744
3,833	Prime Mortgage Trust, Series 2005-3, Class A1, 4.75%, 09/25/20	3,703
	Residential Accredit Loans, Inc.,
4,988	Series 2004-QS3, Class CB, 5.00%, 03/25/19	4,837
2,774	Series 2004-QS6, Class A1, 5.00%, 05/25/19	2,713
	Residential Funding Mortgage Securities I, Series 2002-S17, Class A1, 5.00%, 11/25/17	2,815
4,500	Series 2005-SA2, Class 2A2, VAR, 4.94%, 06/25/35	4,432
8,080	Series 2006-SA4, Class 2A1, VAR, 6.12%, 11/25/36	8,160
19	Salomon Brothers Mortgage Securities VII, Inc., Series 2000-UP1, Class A2, 8.00%, 09/25/30	19
62	Securitized Asset Sales, Inc., Series 1993-7, Class TA3, 6.25%, 12/25/23	62
	Sequoia Mortgage Trust,
487	Series 11, Class A, FRN, 5.99%, 12/20/32	487
1,014	Series 2003-3, Class A2, FRN, 5.75%, 07/20/33	1,013
	Structured Asset Mortgage Investments, Inc.,
3,334	Series 2002-AR2, Class A3, FRN, 6.04%, 07/19/32	3,331
669	Series 2004-AR1, Class 1A1, FRN, 5.89%, 03/19/34	669
	Structured Asset Securities Corp.,
4,714	Series 2003-8, Class 2A9, FRN, 6.01%, 04/25/33	4,664

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   109

JPMorgan Ultra Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Non-Agency CMO — Continued
4,456		Series 2003-40A, Class 4A, VAR, 5.38%, 01/25/34	4,408
7,604		Thornburg Mortgage Securities Trust, Series 2004-2, Class A4, FRN, 5.66%, 06/25/44	7,598
2,439		Washington Mutual MSC Pass-Through Certificates, Series 2002-MS2, Class 2A1, 6.00%, 04/25/17	2,431
		Washington Mutual, Inc., Pass-Through Certificates,
2,191		Series 2002-AR15, Class A5, VAR, 4.38%, 12/25/32	2,182
3,169		Series 2003-AR3, Class A5, VAR, 3.93%, 04/25/33	3,142
4,170		Series 2003-S12, Class 2A, 4.75%, 11/25/18	4,005
11,613		Series 2004-AR3, Class A1, VAR, 3.92%, 06/25/34	11,355
5,016		Series 2004-AR11, Class A, VAR, 4.56%, 10/25/34	4,920
9,253		Series 2004-AR14, Class A1, VAR, 4.26%, 01/25/35	9,000
7,824		Series 2006-AR12, Class 1A4, VAR, 6.07%, 10/25/36	7,835
		Wells Fargo Mortgage Backed Securities Trust,
17,773		Series 2003-19, Class A2, 5.00%, 01/25/19	17,458
4,088		Series 2003-F, Class A1, FRN, 4.88%, 06/25/33	3,996
8,036		Series 2003-K, Class 1A2, FRN, 4.49%, 11/25/33	7,685
28,900		Series 2003-K, Class 2A2, FRN, 4.52%, 11/25/33	28,442
5,262		Series 2004-2, Class A1, 5.00%, 01/25/19	5,099
7,097		Series 2004-7, Class 2A2, 5.00%, 07/25/19	6,904
2,313		Series 2004-8, Class A1, 5.00%, 08/25/19	2,249
1,131		Series 2004-BB, Class A4, FRN, 4.56%, 01/25/35	1,115
6,553		Series 2004-EE, Class 3A1, FRN, 3.99%, 12/25/34	6,460
3,059		Series 2004-H, Class A2, FRN, 4.53%, 06/25/34	3,000
10,000		Series 2004-S, Class A4, FRN, 3.54%, 09/25/34	9,829
			423,229
		Total Collateralized Mortgage Obligations (Cost $771,572)	760,553
		Commercial Mortgage-Backed Securities — 2.3%
2,353		Banc of America Large Loan, Series 2004-BBA4, Class D, FRN, 5.99%, 06/15/18 (e)	2,353
		Bayview Commercial Asset Trust,
8,401		Series 2004-1, Class A, FRN, 5.87%, 04/25/34 (e)	8,294
2,318		Series 2004-3, Class A2, FRN, 5.93%, 01/25/35 (e)	2,244
7,530		Series 2005-2A, Class A2, FRN, 5.86%, 08/25/35 (e)	7,544
1,506		Series 2005-2A, Class M1, FRN, 5.94%, 08/25/35 (e)	1,511
2,967		Series 2007-2A, Class A2, FRN, 5.83%, 07/25/37 (e)	2,558
1,483		Series 2007-2A, Class M4, FRN, 6.16%, 07/25/37 (e)	1,142
3,878		Series 2007-3, Class A2, FRN, 5.80%, 07/25/37 (e)	3,762
2,146		Bear Stearns Commercial Mortgage Securities, Series 2004-BA5A, Class E, FRN, 6.05%, 09/15/19 (e)	2,146
—	(h)	CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A2, 6.25%, 12/18/35	—	(h)
1,024		FFCA Secured Lending Corp., Series 1999-1A, Class B2, FRN, 6.54%, 09/18/25 (e)	994
200		Nationslink Funding Corp., Series 1999-SL, Class A1V, FRN, 5.70%, 11/10/30	200
		Total Commercial Mortgage-Backed Securities (Cost $33,808)	32,748
		Corporate Bonds — 1.3%
		Airlines — 0.2%
3,104		American Airlines, Inc., FRN, 5.98%, 09/23/07	3,109
		Capital Markets — 0.7%
6,355		Lehman Brothers Holdings, Inc., FRN, 4.49%, 02/17/15	5,710
5,000		Merrill Lynch & Co., Inc., VAR, 4.04%, 10/01/14	4,274
			9,984
		Commercial Banks — 0.3%
4,000		Popular North America, Inc., 4.25%, 04/01/08	3,962
		Consumer Finance — 0.0% (g)
350		SLM Corp., FRN, 4.81%, 01/31/14	258
		Electric Utilities — 0.1%
400		Exelon Generation Co. LLC, 6.95%, 06/15/11	417
		Total Corporate Bonds (Cost $19,208)	17,730
		Mortgage Pass-Through Securities — 16.5%
		Federal Home Loan Mortgage Corp. Conventional Pools,
1,417		ARM, 5.47%, 12/01/21 – 02/01/35	1,427
71		ARM, 5.54%, 02/01/19 – 07/01/30	72

SEE NOTES TO FINANCIAL STATEMENTS.

110   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Mortgage Pass-Through Securities — Continued
9,075		ARM, 5.56%, 06/01/30	9,104
8		ARM, 5.61%, 01/01/20	8
167		ARM, 5.76%, 08/01/18	168
78		ARM, 5.77%, 03/01/18	78
60		ARM, 6.12%, 06/01/18	60
179		ARM, 6.19%, 01/01/21	180
123		ARM, 6.36%, 11/01/18	125
127		ARM, 6.76%, 08/01/19	128
397		ARM, 6.78%, 01/01/30	400
—	(h)	ARM, 6.91%, 02/01/19	—	(h)
410		ARM, 6.98%, 07/01/19	413
108		ARM, 7.07%, 06/01/22	109
303		ARM, 7.13%, 01/01/27	303
3,642		ARM, 7.15%, 11/01/28 – 04/01/32	3,658
575		ARM, 7.19%, 08/01/27	583
3,417		ARM, 7.20%, 01/01/23 – 07/01/30 (m)	3,438
872		ARM, 7.22%, 12/01/27 – 04/01/30 (m)	877
18		ARM, 7.25%, 06/01/26 (m)	18
795		ARM, 7.27%, 12/01/26	799
49		ARM, 7.28%, 11/01/27	49
286		ARM, 7.29%, 07/01/28	289
41		ARM, 7.33%, 12/01/29	42
350		ARM, 7.34%, 02/01/23	353
120		ARM, 7.38%, 10/01/29	120
167		ARM, 7.39%, 05/01/18	167
1,374		ARM, 7.42%, 01/01/23 (m)	1,387
160		ARM, 7.44%, 04/01/24	160
47		ARM, 7.60%, 06/01/25	47
		Federal Home Loan Mortgage Corp. Gold Pools,
4,370		5.50%, 09/01/12 – 10/01/12	4,398
4,841		5.50%, 02/01/37	4,728
372		6.00%, 11/01/08 (m)	374
1,020		6.00%, 08/01/14 – 04/01/17 (m)	1,033
4,284		6.50%, 09/01/10 – 10/01/16 (m)	4,364
771		6.50%, 04/01/32	787
281		7.00%, 04/01/09 – 08/01/11 (m)	284
1,922		7.00%, 09/01/29	2,010
83		7.50%, 08/01/09 – 09/01/10	83
20		7.50%, 05/01/28	20
280		8.00%, 12/01/09 – 09/01/16	290
139		8.00%, 06/01/17	147
136		8.50%, 07/01/28	146
70		9.00%, 02/01/25	76
		Federal National Mortgage Association Various Pools,
16,503		4.50%, 01/01/13 – 11/01/14	16,273
6,028		4.50%, 03/01/19	5,800
2,878		5.50%, 01/01/12 – 11/01/12	2,895
6,128		5.50%, 11/01/16 – 10/01/18	6,110
30,831		5.50%, 05/01/33 – 11/01/34	30,196
5,166		6.00%, 07/01/09 – 03/01/22 (m)	5,218
4,074		6.00%, 08/01/14 – 09/01/17	4,125
7,747		6.00%, 08/01/34 – 07/01/36 (m)	7,748
41		6.50%, 09/01/08	41
594		6.50%, 04/01/16 – 08/01/16	604
307		6.50%, 11/01/31 (m)	314
1,122		7.00%, 01/01/08 – 03/01/16 (m)	1,152
3,284		7.00%, 05/01/14 – 03/01/22 (m)	3,417
9,734		7.00%, 03/01/27 – 03/01/35	10,334
133		7.25%, 09/01/22	138
551		7.50%, 08/01/10 – 10/01/30	571
816		8.00%, 09/01/12 – 10/01/16	851
77		8.00%, 11/01/27	81
61		8.50%, 11/01/14	63
244		8.50%, 08/01/17 – 10/01/24	258
86		9.00%, 08/01/21 – 08/01/25	92
88		12.00%, 11/01/30	100
7,117		ARM, 4.06%, 06/01/34	6,982
9,903		ARM, 4.26%, 04/01/33	9,920
1,002		ARM, 4.45%, 09/01/19	1,005
1,029		ARM, 4.92%, 02/01/34	1,019
351		ARM, 5.07%, 11/01/16 – 09/01/27	353
192		ARM, 5.13%, 09/01/14	193
80		ARM, 5.24%, 05/01/20	80
44		ARM, 5.46%, 04/01/19	44
747		ARM, 5.50%, 06/01/15 – 08/01/30	752
1,785		ARM, 5.53%, 07/01/17 – 08/01/41	1,798
1,381		ARM, 5.54%, 11/01/18 – 01/01/38	1,393
9,248		ARM, 5.56%, 05/01/36	9,264
89		ARM, 5.58%, 01/01/16 – 06/01/29	90
72		ARM, 5.59%, 06/01/20	72
97		ARM, 5.63%, 06/01/17 – 09/01/17	98
85		ARM, 5.64%, 10/01/16	86
17		ARM, 5.68%, 07/01/27	17
2,790		ARM, 5.73%, 08/01/15 (m)	2,804
712		ARM, 5.80%, 03/01/15	705
2,483		ARM, 5.86%, 05/01/35	2,508

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   111

JPMorgan Ultra Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
33	ARM, 6.00%, 12/01/18	33
185	ARM, 6.01%, 10/01/14	186
196	ARM, 6.08%, 08/01/19	198
472	ARM, 6.10%, 11/01/29 – 05/01/31	481
25	ARM, 6.25%, 03/01/17	25
373	ARM, 6.28%, 08/01/19	376
213	ARM, 6.46%, 11/01/30	219
387	ARM, 6.61%, 12/01/28	389
40	ARM, 6.64%, 06/01/18	40
285	ARM, 6.73%, 07/01/27	285
230	ARM, 6.74%, 01/01/20	229
685	ARM, 6.76%, 07/01/20 – 04/01/21 (m)	684
217	ARM, 6.78%, 12/01/20	219
950	ARM, 6.79%, 11/01/18	946
31	ARM, 6.82%, 04/01/24	32
169	ARM, 6.92%, 05/01/18	175
3,374	ARM, 7.00%, 05/01/33	3,422
17	ARM, 7.04%, 07/01/30	18
308	ARM, 7.13%, 01/01/31 (m)	308
34	ARM, 7.17%, 05/01/29	35
260	ARM, 7.20%, 05/01/09 – 03/01/38	262
211	ARM, 7.21%, 06/01/26	213
160	ARM, 7.22%, 11/01/21 – 11/01/23	162
150	ARM, 7.23%, 07/01/25 – 11/01/28	150
1,234	ARM, 7.26%, 09/01/33	1,237
975	ARM, 7.28%, 06/01/09 – 08/01/26	984
2,033	ARM, 7.37%, 01/01/25	2,060
42	ARM, 7.47%, 12/01/26	42
279	ARM, 7.53%, 03/01/29	281
59	ARM, 7.78%, 05/01/30	61
	Government National Mortgage Association Various Pools,
164	7.00%, 06/15/24	171
251	7.25%, 11/20/22 – 03/20/23	260
215	7.40%, 10/20/21 – 03/20/22	224
45	7.50%, 10/20/23	47
138	7.85%, 12/20/20 – 12/20/21	145
263	8.00%, 07/20/25 – 08/20/26	278
82	9.00%, 11/15/24	88
671	9.50%, 07/15/25	730
6,928	ARM, 5.75%, 07/20/17 – 09/20/27 (m)	6,976
215	ARM, 6.00%, 08/20/19 – 07/20/33	217
7,360	ARM, 6.12%, 12/20/16 – 12/20/29	7,417
1,011	ARM, 6.25%, 08/20/18 – 03/20/28	1,018
777	ARM, 6.37%, 03/20/26	785
16,773	ARM, 6.38%, 07/20/15 – 05/20/29	16,919
3,676	ARM, 6.50%, 01/20/16 – 04/20/32	3,707
	Total Mortgage Pass-Through Securities (Cost $233,764)	231,600
	U.S. Government Agency Securities — 0.4%
5,500	Federal National Mortgage Association, FRN, 3.83%, 02/17/09 (Cost $5,492)	5,349
	Total Long-Term Investments (Cost $1,298,043)	1,260,760
SHARES
Short-Term Investment — 3.0%
	Investment Company — 3.0%
41,916	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (Cost $41,916)	41,916
	Total Investments — 93.1% (Cost $1,339,959)	1,302,676
	Other Assets in Excess of Liabilities — 6.9%	96,697
	NET ASSETS — 100.0%	$1,399,373

Percentages indicated are based on net assets.

Futures Contracts
(Amounts in thousands, except for number of contracts)

NUMBER OF CONTRACTS	Description	Expiration Date	Notional Value at 08/31/07	Unrealized (Depreciation)
	Short Futures Outstanding
(100)	5 Year U.S. Treasury Notes	September, 2007	$(10,678)	$(181)
(500)	10 Year U.S. Treasury Notes	September, 2007	(54,742)	(1,728)
				$(1,909)

SEE NOTES TO FINANCIAL STATEMENTS.

112   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

JPMorgan Income Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

ABBREVIATIONS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc. or J.P. Morgan Investment Management Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(d)—	Defaulted Security.

(e)—	Security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees.

(f)—	Fair Valued Investment. The following are approximately the market value and percentage of the investments based on net assets that are fair valued (amounts in thousands)

Fund	Market Value		Percentage
Core Plus Bond Fund	$308		—	%(g)
High Yield Bond Fund	6,373		0.5
Intermediate Bond Fund	—	(h)	—	(g)

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand.

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

ARM—	Adjustable Rate Mortgage

CAD—	Canadian Dollar

CMO—	Collateralized Mortgage Obligation

DKK—	Danish Krone

EUR—	Euro

FRN—	Floating Rate Note. The interest rate shown is the rate in effect as of August 31, 2007.

GBP—	British Pound

GO—	General Obligation

HB—	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

IF—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of August 31, 2007. The rate may be subject to a cap and floor.

IO—	Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities exceed yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

NZD—	New Zealand Dollar

PIK—	Payment-in-kind

PO—	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REMICS—	Real Estate Mortgage Investment Conduits

STRIPS—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB—	Step-Up Bond. The interest rate shown is the rate in effect as of August 31, 2007.

VAR—	Variable Rate Note. The interest rate shown is the rate in effect as of August 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   113

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2007 (Unaudited)

(Amounts in thousands, except per share amounts)

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund		High Yield Bond Fund
ASSETS:
Investments in non-affiliates, at value	$3,671,235	$876,735	$1,070,756		$1,482,411
Investments in affiliates, at value	236,759	15,721	26,405		69,591
Repurchase agreements, at value	26,657	—	260,027		5,505
Total investment securities, at value	3,934,651	892,456	1,357,188		1,557,507
Cash	719	—	—		84
Foreign currency, at value	—	54	—		—
Receivables:
Investment securities sold	7,620	4,426	14		7,632
Fund shares sold	9,269	576	966		2,873
Interest and dividends	19,817	8,086	5,346		25,655
Unrealized appreciation on unfunded commitments	—	10	—		4
Prepaid expenses and other assets	3	1	1		1
Total Assets	3,972,079	905,609	1,363,515		1,593,756

LIABILITIES:
Payables:
Due to custodian	—	9,049	—	(b)	—
Dividends	6,755	3,406	3,794		7,201
Investment securities purchased	11,877	6,559	—		5,375
Collateral for securities lending program	262,997	—	260,027		223,473
Fund shares redeemed	5,647	544	489		623
Unrealized depreciation on unfunded commitments	—	66	—		803
Accrued liabilities:
Investment advisory fees	923	226	279		735
Administration fees	104	64	95		116
Shareholder servicing fees	435	165	25		76
Distribution fees	234	15	84		60
Custodian and accounting fees	49	66	36		50
Trustees’ and Chief Compliance Officer’s fees	32	3	6		1
Other	19	110	108		100
Total Liabilities	289,072	20,273	264,943		238,613
Net Assets	$3,683,007	$885,336	$1,098,572		$1,355,143

SEE NOTES TO FINANCIAL STATEMENTS.

114   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund	High Yield Bond Fund
NET ASSETS:
Paid in capital	$3,769,783	$885,109	$1,091,397	$1,377,333
Accumulated undistributed (distributions in excess of) net investment income	(159)	(96)	(11)	69
Accumulated net realized gains (losses)	(50,462)	(9,129)	(7,709)	25,228
Net unrealized appreciation (depreciation)	(36,155)	9,452	14,895	(47,487)
Total Net Assets	$3,683,007	$885,336	$1,098,572	$1,355,143
Net Assets:
Class A	$642,391	$43,860	$181,761	$85,171
Class B	71,858	4,984	43,886	31,612
Class C	87,979	3,728	28,537	32,984
R Class	94,042	—	—	20,105
Select Class	2,033,938	823,965	844,388	1,122,086
Ultra	752,799	8,799	—	63,185
Total	$3,683,007	$885,336	$1,098,572	$1,355,143
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	60,562	5,705	18,066	10,427
Class B	6,781	645	4,366	3,864
Class C	8,254	482	2,843	4,033
R Class	8,879	—	—	2,454
Select Class	191,890	107,196	83,980	137,067
Ultra	71,008	1,145	—	7,723

Net Asset Value:
Class A — Redemption price per share	$10.61	$7.69	$10.06	$8.17
Class B — Offering price per share (a)	10.60	7.72	10.05	8.18
Class C — Offering price per share (a)	10.66	7.73	10.04	8.18
R Class — Offering and redemption price per share	10.59	—	—	8.19
Select Class — Offering and redemption price per share	10.60	7.69	10.05	8.19
Ultra — Offering and redemption price per share	10.60	7.68	—	8.18
Class A maximum sales charge	3.75%	3.75%	3.75%	3.75%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$11.02	$7.99	$10.45	$8.49

Cost of investments	$3,970,806	$882,949	$1,342,293	$1,604,195
Cost of foreign currency	—	54	—	—
Market value of securities on loan	258,869	—	256,043	214,204

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   115

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2007 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Intermediate Bond Fund		Mortgage-Backed Securities Fund	Short Duration Bond Fund		Treasury & Agency Fund		Ultra Short Duration Bond Fund
ASSETS:
Investments in non-affiliates, at value	$1,060,614		$952,623	$817,026		$151,812		$1,260,760
Investments in affiliates, at value	18,067		36,171	7,902		12,640		41,916
Repurchase agreements, at value	9,507		530	45,311		38,109		—
Total investment securities, at value	1,088,188		989,324	870,239		202,561		1,302,676
Cash	9		83	—		1,998		—
Deposits with broker for open futures contracts	—		—	—		—		1,000
Receivables:
Investment securities sold	5,556		185	117		—		94,152
Fund shares sold	1,127		870	668		357		1,500
Interest and dividends	7,264		4,310	5,806		2,226		4,919
Variation margin on futures contracts	—		—	—		—		195
Prepaid expenses and other assets	1		1	1		—	(b)	1
Total Assets	1,102,145		994,773	876,831		207,142		1,404,443

LIABILITIES:
Payables:
Due to custodian	—		—	—		—		3
Dividends	3,130		1,236	1,685		386		2,467
Investment securities purchased	—		578	3,468		—		—
Collateral for securities lending program	73,450		530	176,853		38,109		—
Fund shares redeemed	2,106		1	275		867		1,836
Accrued liabilities:
Investment advisory fees	239		124	101		35		192
Administration fees	48		63	40		11		70
Shareholder servicing fees	142		15	74		—		145
Distribution fees	83		4	35		19		180
Custodian and accounting fees	80		97	62		10		59
Trustees’ and Chief Compliance Officer’s fees	—	(b)	2	—	(b)	—	(b)	—	(b)
Other	83		68	80		41		118
Total Liabilities	79,361		2,718	182,673		39,478		5,070
Net Assets	$1,022,784		$992,055	$694,158		$167,664		$1,399,373

SEE NOTES TO FINANCIAL STATEMENTS.

116   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

	Intermediate Bond Fund	Mortgage-Backed Securities Fund	Short Duration Bond Fund	Treasury & Agency Fund	Ultra Short Duration Bond Fund
NET ASSETS:
Paid in capital	$1,063,786	$1,018,007	$703,116	$173,404	$1,469,592
Accumulated undistributed (distributions in excess of) net investment income	2	(14)	(10)	(3)	(2,237)
Accumulated net realized gains (losses)	(20,974)	(16,366)	(9,535)	(2,352)	(28,790)
Net unrealized appreciation (depreciation)	(20,030)	(9,572)	587	(3,385)	(39,192)
Total Net Assets	$1,022,784	$992,055	$694,158	$167,664	$1,399,373
Net Assets:
Class A	$119,732	$17,000	$59,947	$66,373	$114,150
Class B	52,943	—	15,882	7,955	26,197
Class C	38,291	—	18,101	—	204,693
Select Class	686,752	99,883	254,139	93,336	392,635
Ultra	125,066	875,172	346,089	—	661,698
Total	$1,022,784	$992,055	$694,158	$167,664	$1,399,373
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	11,603	1,607	5,695	6,817	11,935
Class B	5,210	—	1,498	818	2,760
Class C	3,766	—	1,709	—	21,598
Select Class	66,605	9,596	24,127	9,603	41,045
Ultra	12,124	84,070	32,861	—	69,149

Net Asset Value:
Class A — Redemption price per share	$10.32	$10.58	$10.53	$9.74	$9.56
Class B — Offering price per share (a)	10.16	—	10.60	9.72	9.49
Class C — Offering price per share (a)	10.17	—	10.59	—	9.48
Select Class — Offering and redemption price per share	10.31	10.41	10.53	9.72	9.57
Ultra — Offering and redemption price per share	10.32	10.41	10.53	—	9.57
Class A maximum sales charge	3.75%	3.75%	2.25%	2.25%	2.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$10.72	$10.99	$10.77	$9.96	$9.78

Cost of investments	$1,108,218	$998,896	$869,652	$205,946	$1,339,959
Market value of securities on loan	72,423	525	173,449	37,438	—

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   117

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2007 (Unaudited)

(Amounts in thousands)

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund	High Yield Bond Fund
INVESTMENT INCOME:
Interest Income	$86,913	$25,427	$30,982	$54,070
Dividend Income	—	—	—	66
Dividend Income from affiliates (a)	8,883	309	509	1,327
Income from securities lending (net)	235	111	120	538
Total investment income	96,031	25,847	31,611	56,001

EXPENSES:
Investment advisory fees	5,506	1,386	1,676	4,299
Administration fees	1,829	461	557	659
Distribution fees:
Class A	749	57	210	109
Class B	277	19	179	132
Class C	287	14	96	124
Shareholder servicing fees:
Class A	749	57	210	109
Class B	92	6	60	44
Class C	96	5	32	41
R Class	19	—	—	4
Select Class	2,607	1,075	1,094	1,356
Custodian and accounting fees	131	49	39	69
Interest expense	— (b)	1	—	—
Professional fees	57	34	34	43
Trustees’ and Chief Compliance Officer’s fees	20	5	6	7
Printing and mailing costs	254	49	56	66
Registration and filing fees	75	30	15	27
Transfer agent fees	708	151	255	208
Other	61	17	16	12
Total expenses	13,517	3,416	4,535	7,309
Less amounts waived	(2,263)	(237)	(1,269)	(1,117)
Less earnings credits	(5)	(3)	— (b)	(34)
Less reimbursements for legal matters	(2)	— (b)	(1)	— (b)
Net expenses	11,247	3,176	3,265	6,158
Net investment income (loss)	84,784	22,671	28,346	49,843

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(553)	338	(266)	9,211
Foreign currency transactions	—	1	—	—
Swaps	—	—	—	1
Net realized gain (loss)	(553)	339	(266)	9,212
Change in net unrealized appreciation (depreciation) of:
Investments	(22,363)	(11,742)	(10,407)	(76,853)
Foreign currency translations	—	1	—	—
Unfunded commitments	—	(56)	—	(826)
Change in net unrealized appreciation (depreciation)	(22,363)	(11,797)	(10,407)	(77,679)
Net realized/unrealized gains (losses)	(22,916)	(11,458)	(10,673)	(68,467)
Change in net assets resulting from operations	$61,868	$11,213	$17,673	$(18,624)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

118   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

	Intermediate Bond Fund	Mortgage-Backed Securities Fund	Short Duration Bond Fund	Treasury & Agency Fund		Ultra Short Duration Bond Fund
INVESTMENT INCOME:
Interest Income	$28,024	$23,958	$16,968	$4,275		$41,396
Dividend Income from affiliates (a)	189	2,051	289	80		1,564
Income from securities lending (net)	76	1	159	28		—
Total investment income	28,289	26,010	17,416	4,383		42,960

EXPENSES:
Investment advisory fees	1,576	1,728	876	233		1,986
Administration fees	524	492	349	77		792
Distribution fees:
Class A	152	20	82	82		153
Class B	216	—	62	36		113
Class C	140	—	71	—		881
Shareholder servicing fees:
Class A	152	20	82	82		153
Class B	72	—	21	12		38
Class C	47	—	24	—		294
Select Class	887	140	334	100		670
Custodian and accounting fees	47	59	39	16		52
Interest expense	12	—	—	—	(b)	6
Professional fees	36	28	28	26		30
Trustees’ and Chief Compliance Officer’s fees	3	6	2	1		7
Printing and mailing costs	52	81	49	7		73
Registration and filing fees	37	17	21	24		28
Transfer agent fees	167	8	94	22		202
Other	17	13	15	7		23
Total expenses	4,137	2,612	2,149	725		5,501
Less amounts waived	(647)	(1,260)	(419)	(258)		(1,430)
Less earnings credits	(1)	(1)	(3)	—	(b)	(7)
Less reimbursements for legal matters	(1)	(1)	— (b)	—	(b)	(1)
Net expenses	3,488	1,350	1,727	467		4,063
Net investment income (loss)	24,801	24,660	15,689	3,916		38,897

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(639)	(392)	(439)	5		(1,931)
Futures	—	—	—	—		77
Net realized gain (loss)	(639)	(392)	(439)	5		(1,854)
Change in net unrealized appreciation (depreciation) of:
Investments	(6,651)	(5,807)	704	311		(28,355)
Futures	—	—	—	—		(1,569)
Change in net unrealized appreciation (depreciation)	(6,651)	(5,807)	704	311		(29,924)
Net realized/unrealized gains (losses)	(7,290)	(6,199)	265	316		(31,778)
Change in net assets resulting from operations	$17,511	$18,461	$15,954	$4,232		$7,119

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   119

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Core Bond Fund		Core Plus Bond Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007 (a)	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$84,784	$166,601	$22,671	$51,720
Net realized gain (loss)	(553)	(7,622)	339	6,557
Change in net unrealized appreciation (depreciation)	(22,363)	35,203	(11,797)	(4,804)
Change in net assets resulting from operations	61,868	194,182	11,213	53,473

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(13,592)	(20,196)	(1,050)	(2,364)
Class B
From net investment income	(1,401)	(2,838)	(105)	(311)
Class C
From net investment income	(1,505)	(2,145)	(81)	(131)
R Class
From net investment income	(1,836)	(1,007)	—	—
Select Class
From net investment income	(48,036)	(106,704)	(21,256)	(48,124)
Ultra
From net investment income	(18,469)	(32,429)	(241)	(633)
Total distributions to shareholders	(84,839)	(165,319)	(22,733)	(51,563)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	108,894	(415,324)	(44,872)	(350,508)

NET ASSETS:
Change in net assets	85,923	(386,461)	(56,392)	(348,598)
Beginning of period	3,597,084	3,983,545	941,728	1,290,326
End of period	$3,683,007	$3,597,084	$885,336	$941,728
Accumulated undistributed (distributions in excess of) net investment income	$(159)	$(104)	$(96)	$(34)

(a)	Commencement of offering of R Class Shares on May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

120   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

	Government Bond Fund		High Yield Bond Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$28,346	$48,553	$49,843	$89,808
Net realized gain (loss)	(266)	2,898	9,212	22,385
Change in net unrealized appreciation (depreciation)	(10,407)	(2,009)	(77,679)	33,425
Change in net assets resulting from operations	17,673	49,442	(18,624)	145,618

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4,151)	(6,891)	(3,209)	(4,998)
From net realized gains	—	—	—	(170)
Class B
From net investment income	(976)	(2,392)	(1,149)	(2,333)
From net realized gains	—	—	—	(75)
Class C
From net investment income	(547)	(841)	(1,115)	(1,749)
From net realized gains	—	—	—	(59)
R Class
From net investment income	—	—	(656)	(282)
From net realized gains	—	—	—	(14)
Select Class
From net investment income	(22,438)	(38,701)	(41,227)	(75,956)
From net realized gains	—	—	—	(2,126)
Ultra
From net investment income	—	—	(2,489)	(4,608)
From net realized gains	—	—	—	(128)
Total distributions to shareholders	(28,112)	(48,825)	(49,845)	(92,498)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(14,388)	69,107	162,445	66,118

NET ASSETS:
Change in net assets	(24,827)	69,724	93,976	119,238
Beginning of period	1,123,399	1,053,675	1,261,167	1,141,929
End of period	$1,098,572	$1,123,399	$1,355,143	$1,261,167
Accumulated undistributed (distributions in excess of) net investment income	$(11)	$(245)	$69	$71

(a)	Commencement of offering of R Class Shares on May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   121

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intermediate Bond Fund		Mortgage-Backed Securities Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$24,801	$56,049	$24,660	$60,267
Net realized gain (loss)	(639)	(3,162)	(392)	298
Change in net unrealized appreciation (depreciation)	(6,651)	8,211	(5,807)	15,916
Change in net assets resulting from operations	17,511	61,098	18,461	76,481

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,762)	(6,042)	(368)	(603)
Class B
From net investment income	(1,143)	(2,868)	—	—
Class C
From net investment income	(751)	(1,848)	—	—
Select Class
From net investment income	(16,880)	(39,598)	(2,722)	(4,977)
Ultra
From net investment income	(3,119)	(5,805)	(21,634)	(54,723)
Total distributions to shareholders	(24,655)	(56,161)	(24,724)	(60,303)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(54,106)	(240,347)	43,269	(356,341)

NET ASSETS:
Change in net assets	(61,250)	(235,410)	37,006	(340,163)
Beginning of period	1,084,034	1,319,444	955,049	1,295,212
End of period	$1,022,784	$1,084,034	$992,055	$955,049
Accumulated undistributed (distributions in excess of) net investment income	$2	$(144)	$(14)	$50

SEE NOTES TO FINANCIAL STATEMENTS.

122   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

	Short Duration Bond Fund		Treasury & Agency Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,689	$34,383	$3,916	$6,911
Net realized gain (loss)	(439)	(3,680)	5	(23)
Change in net unrealized appreciation (depreciation)	704	11,348	311	(534)
Change in net assets resulting from operations	15,954	42,051	4,232	6,354

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,270)	(3,335)	(1,586)	(3,404)
Class B
From net investment income	(299)	(614)	(200)	(567)
Class C
From net investment income	(342)	(851)	—	—
Select Class
From net investment income	(5,905)	(14,980)	(2,134)	(2,935)
Ultra
From net investment income	(7,843)	(14,648)	—	—
Total distributions to shareholders	(15,659)	(34,428)	(3,920)	(6,906)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(16,190)	(320,842)	19,315	5,272

NET ASSETS:
Change in net assets	(15,895)	(313,219)	19,627	4,720
Beginning of period	710,053	1,023,272	148,037	143,317
End of period	$694,158	$710,053	$167,664	$148,037
Accumulated undistributed (distributions in excess of) net investment income	$(10)	$(40)	$(3)	$1

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   123

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Ultra Short Duration Bond Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$38,897	$74,370
Net realized gain (loss)	(1,854)	(1,785)
Change in net unrealized appreciation (depreciation)	(29,924)	5,641
Change in net assets resulting from operations	7,119	78,226

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,920)	(7,417)
Class B
From net investment income	(634)	(1,654)
Class C
From net investment income	(4,975)	(11,336)
Select Class
From net investment income	(12,892)	(28,914)
Ultra
From net investment income	(17,434)	(25,557)
Total distributions to shareholders	(38,855)	(74,878)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(179,327)	(143,201)

NET ASSETS:
Change in net assets	(211,063)	(139,853)
Beginning of period	1,610,436	1,750,289
End of period	$1,399,373	$1,610,436
Accumulated undistributed (distributions in excess of) net investment income	$(2,237)	$(2,279)

(a)	Prior to July 1, 2006, the Fund was named Ultra Short Term Bond Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

124   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

	Core Bond Fund		Core Plus Bond Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007 (a)	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$163,164	$301,427	$3,016	$15,524
Dividends and distributions reinvested	11,658	16,677	680	1,514
Cost of shares redeemed	(89,760)	(157,353)	(4,663)	(22,651)
Change in net assets from Class A capital transactions	$85,062	$160,751	$(967)	$(5,613)
Class B
Proceeds from shares issued	$8,149	$13,726	$544	$4,059
Dividends and distributions reinvested	1,001	1,897	73	233
Cost of shares redeemed	(11,773)	(26,890)	(1,034)	(5,855)
Change in net assets from Class B capital transactions	$(2,623)	$(11,267)	(417)	$(1,563)
Class C
Proceeds from shares issued	$31,347	$25,228	$1,409	$1,881
Dividends and distributions reinvested	1,069	1,340	65	98
Cost of shares redeemed	(9,675)	(19,103)	(1,208)	(1,609)
Change in net assets from Class C capital transactions	$22,741	$7,465	$266	$370
R Class
Proceeds from shares issued	$50,463	$62,642	$—	$—
Dividends and distributions reinvested	1,836	1,006	—	—
Cost of shares redeemed	(13,795)	(8,659)	—	—
Change in net assets from R Class capital transactions	$38,504	$54,989	$—	$—
Select Class
Proceeds from shares issued	$262,974	$492,372	$62,408	$93,055
Dividends and distributions reinvested	19,030	34,184	668	4,456
Cost of shares redeemed	(363,012)	(1,155,813)	(103,653)	(440,496)
Change in net assets from Select Class capital transactions	$(81,008)	$(629,257)	$(40,577)	$(342,985)
Ultra
Proceeds from shares issued	$161,231	$149,750	$—	$—
Dividends and distributions reinvested	8,134	14,032	—	—
Cost of shares redeemed	(123,147)	(161,787)	(3,177)	(717)
Change in net assets from Ultra capital transactions	$46,218	$1,995	$(3,177)	$(717)

Total change in net assets from capital transactions	$108,894	$(415,324)	$(44,872)	$(350,508)

(a)	Commencement of offering of R Class Shares on May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   125

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Core Bond Fund		Core Plus Bond Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007 (a)	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007
SHARE TRANSACTIONS:
Class A
Issued	15,438	28,601	392	2,031
Reinvested	1,104	1,584	88	198
Redeemed	(8,492)	(14,968)	(608)	(2,944)
Change in Class A Shares	8,050	15,217	(128)	(715)
Class B
Issued	771	1,306	70	531
Reinvested	95	180	9	30
Redeemed	(1,115)	(2,568)	(133)	(757)
Change in Class B Shares	(249)	(1,082)	(54)	(196)
Class C
Issued	2,950	2,381	182	244
Reinvested	101	126	8	13
Redeemed	(911)	(1,809)	(157)	(209)
Change in Class C Shares	2,140	698	33	48
R Class
Issued	4,778	5,956	—	—
Reinvested	174	95	—	—
Redeemed	(1,307)	(817)	—	—
Change in R Class Shares	3,645	5,234	—	—
Select Class
Issued	24,860	46,910	8,100	12,160
Reinvested	1,802	3,255	87	583
Redeemed	(34,350)	(110,220)	(13,486)	(57,694)
Change in Select Class Shares	(7,688)	(60,055)	(5,299)	(44,951)
Ultra
Issued	15,229	14,282	—	—
Reinvested	770	1,336	—	—
Redeemed	(11,689)	(15,488)	(410)	(94)
Change in Ultra Shares	4,310	130	(410)	(94)

(a)	Commencement of offering of R Class Shares on May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

126   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

	Government Bond Fund		High Yield Bond Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$46,500	$65,829	$18,566	$42,998
Dividends and distributions reinvested	2,076	3,881	1,867	3,204
Cost of shares redeemed	(23,076)	(58,683)	(14,437)	(28,163)
Redemption fees	—	—	2	2
Change in net assets from Class A capital transactions	$25,500	$11,027	$5,998	$18,041
Class B
Proceeds from shares issued	$1,210	$2,933	$2,097	$7,394
Dividends and distributions reinvested	740	1,829	592	1,201
Cost of shares redeemed	(9,762)	(30,720)	(5,005)	(9,585)
Redemption fees	—	—	1	1
Change in net assets from Class B capital transactions	$(7,812)	$(25,958)	$(2,315)	$(989)
Class C
Proceeds from shares issued	$9,598	$7,083	$8,365	$10,044
Dividends and distributions reinvested	374	628	641	1,063
Cost of shares redeemed	(3,484)	(9,273)	(4,224)	(7,997)
Redemption fees	—	—	1	1
Change in net assets from Class C capital transactions	$6,488	$(1,562)	$4,783	$3,111
R Class
Proceeds from shares issued	$—	$—	$12,317	$8,278
Dividends and distributions reinvested	—	—	656	297
Cost of shares redeemed	—	—	(600)	(130)
Redemption fees	—	—	— (b)	— (b)
Change in net assets from R Class capital transactions	$—	$—	$12,373	$8,445
Select Class
Proceeds from shares issued	$51,773	$350,067	$275,780	$249,732
Dividends and distributions reinvested	521	3,672	3,147	9,931
Cost of shares redeemed	(90,858)	(268,139)	(139,380)	(225,817)
Redemption fees	—	—	24	25
Change in net assets from Select Class capital transactions	$(38,564)	$85,600	$139,571	$33,871
Ultra
Proceeds from shares issued	$—	$—	$2,100	$3,796
Dividends and distributions reinvested	—	—	25	167
Cost of shares redeemed	—	—	(92)	(325)
Redemption fees	—	—	2	1
Change in net assets from Ultra capital transactions	$—	$—	$2,035	$3,639

Total change in net assets from capital transactions	$(14,388)	$69,107	$162,445	66,118

(a)	Commencement of offering of R Class Shares on May 15, 2006.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   127

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Government Bond Fund		High Yield Bond Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007 (a)
SHARE TRANSACTIONS:
Class A
Issued	4,639	6,577	2,178	5,115
Reinvested	207	388	221	384
Redeemed	(2,301)	(5,862)	(1,714)	(3,369)
Change in Class A Shares	2,545	1,103	685	2,130
Class B
Issued	121	293	243	884
Reinvested	74	183	70	144
Redeemed	(973)	(3,076)	(591)	(1,149)
Change in Class B Shares	(778)	(2,600)	(278)	(121)
Class C
Issued	958	706	976	1,196
Reinvested	38	63	76	127
Redeemed	(349)	(929)	(496)	(961)
Change in Class C Shares	647	(160)	556	362
R Class
Issued	—	—	1,433	993
Reinvested	—	—	78	35
Redeemed	—	—	(69)	(16)
Change in R Class Shares	—	—	1,442	1,012
Select Class
Issued	5,158	34,950	32,624	29,817
Reinvested	52	368	374	1,197
Redeemed	(9,086)	(26,890)	(16,410)	(27,085)
Change in Select Class Shares	(3,876)	8,428	16,588	3,929
Ultra
Issued	—	—	244	448
Reinvested	—	—	3	20
Redeemed	—	—	(11)	(40)
Change in Ultra Shares	—	—	236	428

(a)	Commencement of offering of R Class Shares on May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

128   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

	Intermediate Bond Fund		Mortgage-Backed Securities Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$13,831	$24,457	$4,076	$5,934
Dividends and distributions reinvested	2,007	4,302	302	485
Cost of shares redeemed	(20,076)	(50,815)	(1,352)	(6,309)
Change in net assets from Class A capital transactions	$(4,238)	$(22,056)	$3,026	$110
Class B
Proceeds from shares issued	$633	$1,329	$—	$—
Dividends and distributions reinvested	839	2,061	—	—
Cost of shares redeemed	(9,772)	(24,676)	—	—
Change in net assets from Class B capital transactions	$(8,300)	$(21,286)	$—	$—
Class C
Proceeds from shares issued	$4,716	$3,237	$—	$—
Dividends and distributions reinvested	474	1,146	—	—
Cost of shares redeemed	(5,724)	(20,292)	—	—
Change in net assets from Class C capital transactions	$(534)	$(15,909)	$—	$—
Select Class
Proceeds from shares issued	$66,418	$190,785	$26,493	$67,604
Dividends and distributions reinvested	1,509	4,689	1,507	2,506
Cost of shares redeemed	(107,309)	(382,642)	(38,923)	(62,830)
Change in net assets from Select Class capital transactions	$(39,382)	$(187,168)	$(10,923)	$7,280
Ultra
Proceeds from shares issued	$17,357	$23,400	$92,086	$210,175
Dividends and distributions reinvested	488	895	15,243	41,076
Cost of shares redeemed	(19,497)	(18,223)	(56,163)	(165,487)
Redemption in-kind (Note 9)	—	—	—	(449,495)
Change in net assets from Ultra capital transactions	$(1,652)	$6,072	$51,166	$(363,731)

Total change in net assets from capital transactions	$(54,106)	$(240,347)	$43,269	$(356,341)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   129

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intermediate Bond Fund		Mortgage-Backed Securities Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007
SHARE TRANSACTIONS:
Class A
Issued	1,341	2,382	386	564
Reinvested	195	419	28	46
Redeemed	(1,948)	(4,949)	(128)	(601)
Change in Class A Shares	(412)	(2,148)	286	9
Class B
Issued	62	131	—	—
Reinvested	83	204	—	—
Redeemed	(962)	(2,440)	—	—
Change in Class B Shares	(817)	(2,105)	—	—
Class C
Issued	464	320	—	—
Reinvested	47	113	—	—
Redeemed	(564)	(2,004)	—	—
Change in Class C Shares	(53)	(1,571)	—	—
Select Class
Issued	6,458	18,610	2,545	6,572
Reinvested	147	458	145	241
Redeemed	(10,428)	(37,338)	(3,751)	(6,129)
Change in Select Class Shares	(3,823)	(18,270)	(1,061)	684
Ultra
Issued	1,686	2,270	8,838	20,347
Reinvested	47	87	1,467	3,972
Redeemed	(1,891)	(1,781)	(5,388)	(15,945)
Redemption in-kind (Note 9)	—	—	—	(42,727)
Change in Ultra Shares	(158)	576	4,917	(34,353)

SEE NOTES TO FINANCIAL STATEMENTS.

130   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

	Short Duration Bond Fund		Treasury & Agency Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$11,419	$31,545	$14,231	$20,265
Dividends and distributions reinvested	1,058	2,807	1,180	2,648
Cost of shares redeemed	(46,848)	(34,088)	(18,574)	(30,865)
Change in net assets from Class A capital transactions	$(34,371)	$264	$(3,163)	$(7,952)
Class B
Proceeds from shares issued	$1,261	$3,740	$351	$299
Dividends and distributions reinvested	249	479	151	422
Cost of shares redeemed	(3,430)	(9,493)	(3,504)	(6,437)
Change in net assets from Class B capital transactions	$(1,920)	$(5,274)	$(3,002)	$(5,716)
Class C
Proceeds from shares issued	$1,143	$692	$—	$—
Dividends and distributions reinvested	289	710	—	—
Cost of shares redeemed	(4,121)	(19,117)	—	—
Change in net assets from Class C capital transactions	$(2,689)	$(17,715)	$—	$—
Select Class
Proceeds from shares issued	$25,430	$91,079	$35,517	$38,528
Dividends and distributions reinvested	324	1,451	444	530
Cost of shares redeemed	(49,105)	(315,825)	(10,481)	(20,118)
Change in net assets from Select Class capital transactions	$(23,351)	$(223,295)	$25,480	$18,940
Ultra
Proceeds from shares issued	$64,263	$73,680	$—	$—
Dividends and distributions reinvested	3,323	5,507	—	—
Cost of shares redeemed	(21,445)	(154,009)	—	—
Change in net assets from Ultra capital transactions	$46,141	$(74,822)	$—	$—

Total change in net assets from capital transactions	$(16,190)	$(320,842)	$19,315	$5,272

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   131

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short Duration Bond Fund		Treasury & Agency Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007
SHARE TRANSACTIONS:
Class A
Issued	1,086	3,010	1,466	2,083
Reinvested	101	268	122	273
Redeemed	(4,446)	(3,258)	(1,910)	(3,177)
Change in Class A Shares	(3,259)	20	(322)	(821)
Class B
Issued	119	354	36	31
Reinvested	24	46	16	44
Redeemed	(324)	(901)	(362)	(663)
Change in Class B Shares	(181)	(501)	(310)	(588)
Class C
Issued	108	66	—	—
Reinvested	28	67	—	—
Redeemed	(389)	(1,818)	—	—
Change in Class C Shares	(253)	(1,685)	—	—
Select Class
Issued	2,415	8,712	3,664	3,966
Reinvested	31	139	46	55
Redeemed	(4,667)	(30,179)	(1,083)	(2,074)
Change in Select Class Shares	(2,221)	(21,328)	2,627	1,947
Ultra
Issued	6,103	7,048	—	—
Reinvested	316	526	—	—
Redeemed	(2,034)	(14,665)	—	—
Change in Ultra Shares	4,385	(7,091)	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

132   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

	Ultra Short Duration Bond Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$25,442	$62,603
Dividends and distributions reinvested	2,154	4,905
Cost of shares redeemed	(32,325)	(165,714)
Change in net assets from Class A capital transactions	$(4,729)	$(98,206)
Class B
Proceeds from shares issued	$532	$2,169
Dividends and distributions reinvested	529	1,348
Cost of shares redeemed	(7,213)	(19,402)
Change in net assets from Class B capital transactions	$(6,152)	$(15,885)
Class C
Proceeds from shares issued	$37,640	$78,998
Dividends and distributions reinvested	4,427	10,009
Cost of shares redeemed	(74,996)	(185,919)
Change in net assets from Class C capital transactions	$(32,929)	$(96,912)
Select Class
Proceeds from shares issued	$48,618	$134,417
Dividends and distributions reinvested	4,722	12,535
Cost of shares redeemed	(216,231)	(251,471)
Change in net assets from Select Class capital transactions	$(162,891)	$(104,519)
Ultra
Proceeds from shares issued	$41,592	$278,308
Dividends and distributions reinvested	12,928	17,729
Cost of shares redeemed	(27,146)	(123,716)
Change in net assets from Ultra capital transactions	$27,374	$172,321

Total change in net assets from capital transactions	$(179,327)	$(143,201)

(a)	Prior to July 1, 2006, the Fund was named Ultra Short Term Bond Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   133

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Ultra Short Duration Bond Fund
	Six Months Ended 8/31/2007 (Unaudited)	Year Ended 2/28/2007 (a)
SHARE TRANSACTIONS:
Class A
Issued	2,608	6,420
Reinvested	222	504
Redeemed	(3,321)	(17,001)
Change in Class A Shares	(491)	(10,077)
Class B
Issued	55	225
Reinvested	55	140
Redeemed	(747)	(2,007)
Change in Class B Shares	(637)	(1,642)
Class C
Issued	3,892	8,176
Reinvested	460	1,038
Redeemed	(7,778)	(19,259)
Change in Class C Shares	(3,426)	(10,045)
Select Class
Issued	4,996	13,798
Reinvested	485	1,288
Redeemed	(22,329)	(25,824)
Change in Select Class Shares	(16,848)	(10,738)
Ultra
Issued	4,267	28,497
Reinvested	1,330	1,821
Redeemed	(2,779)	(12,695)
Change in Ultra Shares	2,818	17,623

(a)	Prior to July 1, 2006, the Fund was named Ultra Short Term Bond Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

134   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   135

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Core Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	$10.67	$0.26		$(0.08)	$0.18	$(0.24)	$—	$(0.24)	$—
Year Ended February 28, 2007	10.57	0.46	(e)	0.10	0.56	(0.46)	—	(0.46)	—
July 1, 2005 through February 28, 2006 (d)	10.91	0.34		(0.35)	(0.01)	(0.33)	—	(0.33)	—
Year Ended June 30, 2005	10.77	0.51		0.15	0.66	(0.52)	—	(0.52)	—
Year Ended June 30, 2004	11.18	0.48		(0.39)	0.09	(0.50)	—	(0.50)	—
Year Ended June 30, 2003	10.82	0.62		0.35	0.97	(0.60)	(0.01)	(0.61)	—
Year Ended June 30, 2002	10.59	0.66		0.28	0.94	(0.68)	(0.03)	(0.71)	—

Core Plus Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	7.78	0.18		(0.09)	0.09	(0.18)	—	(0.18)	—
Year Ended February 28, 2007	7.73	0.35		0.06	0.41	(0.36)	—	(0.36)	—
July 1, 2005 through February 28, 2006 (d)	7.95	0.24		(0.22)	0.02	(0.24)	—	(0.24)	—
Year Ended June 30, 2005	7.82	0.36		0.14	0.50	(0.37)	—	(0.37)	—
Year Ended June 30, 2004	8.10	0.36		(0.28)	0.08	(0.36)	—	(0.36)	—
Year Ended June 30, 2003	7.81	0.45		0.30	0.75	(0.46)	—	(0.46)	—
Year Ended June 30, 2002	7.75	0.46		0.05	0.51	(0.45)	—	(0.45)	—

Government Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	10.15	0.25		(0.09)	0.16	(0.25)	—	(0.25)	—
Year Ended February 28, 2007	10.15	0.45		0.01	0.46	(0.46)	—	(0.46)	—
July 1, 2005 through February 28, 2006 (d)	10.48	0.30		(0.33)	(0.03)	(0.30)	—	(0.30)	—
Year Ended June 30, 2005	10.16	0.46		0.33	0.79	(0.47)	—	(0.47)	—
Year Ended June 30, 2004	10.67	0.48		(0.52)	(0.04)	(0.47)	—	(0.47)	—
Year Ended June 30, 2003	10.26	0.52		0.42	0.94	(0.53)	—	(0.53)	—
Year Ended June 30, 2002	9.93	0.55		0.33	0.88	(0.55)	—	(0.55)	—

High Yield Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	8.60	0.31		(0.43)	(0.12)	(0.31)	—	(0.31)	—	(f)
Year Ended February 28, 2007	8.23	0.61		0.40	1.01	(0.62)	(0.02)	(0.64)	—	(f)
July 1, 2005 through February 28, 2006 (d)	8.29	0.42		(0.06)	0.36	(0.42)	—	(0.42)	—	(f)
Year Ended June 30, 2005	8.17	0.61		0.14	0.75	(0.61)	(0.02)	(0.63)	—	(f)
Year Ended June 30, 2004	7.92	0.61		0.23	0.84	(0.59)	—	(0.59)	—
Year Ended June 30, 2003	7.30	0.65		0.62	1.27	(0.65)	—	(0.65)	—
Year Ended June 30, 2002	8.19	0.70		(0.89)	(0.19)	(0.70)	—	(0.70)	—

Intermediate Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	10.39	0.24	(e)	(0.07)	0.17	(0.24)	—	(0.24)	—
Year Ended February 28, 2007	10.32	0.47	(e)	0.07	0.54	(0.47)	—	(0.47)	—
July 1, 2005 through February 28, 2006 (d)	10.65	0.29		(0.29)	—	(0.33)	—	(0.33)	—
Year Ended June 30, 2005	10.63	0.40		0.12	0.52	(0.50)	—	(0.50)	—
Year Ended June 30, 2004	11.01	0.47		(0.37)	0.10	(0.48)	—	(0.48)	—
Year Ended June 30, 2003	10.70	0.57		0.32	0.89	(0.58)	—	(0.58)	—
Year Ended June 30, 2002	10.50	0.62		0.21	0.83	(0.63)	—	(0.63)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

136   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.61	1.71%	$642,391	0.75%	4.48%	0.97%	8%
10.67	5.42	560,556	0.75	4.36	0.94	8
10.57	(0.11)	394,309	0.75	4.54	0.97	13
10.91	6.23	373,401	0.82	4.52	1.09	16
10.77	0.84	349,290	0.85	4.34	1.16	20
11.18	9.20	429,859	0.85	5.57	1.17	23
10.82	9.09	262,489	0.85	6.09	1.18	32

7.69	1.19	43,860	0.92	4.68	0.97	14
7.78	5.49	45,383	0.91	4.64	0.96	26
7.73	0.31	50,622	0.90	4.65	0.94	15
7.95	6.47	56,320	0.90	4.54	1.09	20
7.82	0.98	58,697	0.88	4.50	1.15	24
8.10	9.80	75,575	0.89	5.63	1.17	16
7.81	6.76	57,173	0.89	5.86	1.16	23

10.06	1.58	181,761	0.75	4.91	0.97	2
10.15	4.65	157,598	0.75	4.51	0.98	24
10.15	(0.30)	146,294	0.75	4.37	0.97	6
10.48	7.89	140,496	0.79	4.43	1.02	10
10.16	(0.40)	86,614	0.87	4.38	1.04	16
10.67	9.29	152,028	0.87	4.92	1.03	19
10.26	9.01	74,166	0.87	5.37	1.03	24

8.17	(1.42)	85,171	1.12	7.35	1.32	33
8.60	12.82	83,790	1.12	7.42	1.31	69
8.23	4.39	62,622	1.11	7.51	1.30	47
8.29	9.47	68,636	1.12	7.22	1.33	68
8.17	10.96	75,885	1.12	7.37	1.33	58
7.92	18.64	82,386	1.14	8.86	1.35	52
7.30	(2.60)	32,756	1.15	8.91	1.37	34

10.32	1.63	119,732	0.83	4.55	0.97	3
10.39	5.42	124,797	0.83	4.56	0.96	5
10.32	0.02	146,206	0.83	4.77	0.98	5
10.65	4.99	173,146	0.83	4.48	1.10	10
10.63	0.91	238,399	0.83	4.27	1.17	17
11.01	8.52	334,574	0.83	5.24	1.17	24
10.70	8.08	233,915	0.83	5.88	1.17	33

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   137

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class A (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mortgage-Backed Securities Fund
Six Months Ended August 31, 2007 (Unaudited)	$10.65	$0.24		$(0.07)	$0.17	$(0.24)	$—	$(0.24)
Year Ended February 28, 2007	10.54	0.47		0.10	0.57	(0.46)	—	(0.46)
July 1, 2005 through February 28, 2006 (d)	10.83	0.33		(0.29)	0.04	(0.33)	—	(0.33)
Year Ended June 30, 2005	10.77	0.49		0.08	0.57	(0.51)	—	(0.51)
Year Ended June 30, 2004	10.89	0.42		(0.08)	0.34	(0.46)	—	(0.46)
Year Ended June 30, 2003	11.00	0.60		(0.04)	0.56	(0.66)	(0.01)	(0.67)
Year Ended June 30, 2002	10.47	0.61		0.55	1.16	(0.62)	(0.01)	(0.63)

Short Duration Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	10.52	0.22	(e)	0.01	0.23	(0.22)	—	(0.22)
Year Ended February 28, 2007	10.43	0.39	(e)	0.10	0.49	(0.40)	—	(0.40)
July 1, 2005 through February 28, 2006 (d)	10.51	0.21		(0.08)	0.13	(0.21)	—	(0.21)
Year Ended June 30, 2005	10.62	0.28		(0.10)	0.18	(0.29)	—	(0.29)
Year Ended June 30, 2004	10.86	0.27		(0.23)	0.04	(0.28)	—	(0.28)
Year Ended June 30, 2003	10.72	0.35		0.18	0.53	(0.39)	—	(0.39)
Year Ended June 30, 2002	10.56	0.48		0.19	0.67	(0.51)	—	(0.51)

Treasury & Agency Fund
Six Months Ended August 31, 2007 (Unaudited)	9.72	0.24	(e)	0.02	0.26	(0.24)	—	(0.24)
Year Ended February 28, 2007	9.75	0.46		(0.03)	0.43	(0.46)	—	(0.46)
July 1, 2005 through February 28, 2006 (d)	10.00	0.32		(0.25)	0.07	(0.32)	—	(0.32)
Year Ended June 30, 2005	10.31	0.42		(0.20)	0.22	(0.42)	(0.11)	(0.53)
Year Ended June 30, 2004	10.76	0.35		(0.40)	(0.05)	(0.35)	(0.05)	(0.40)
Year Ended June 30, 2003	10.33	0.38		0.43	0.81	(0.38)	—	(0.38)
Year Ended June 30, 2002	10.04	0.44		0.29	0.73	(0.44)	—	(0.44)

Ultra Short Duration Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	9.77	0.23	(e)	(0.20)	0.03	(0.24)	—	(0.24)
Year Ended February 28, 2007	9.74	0.45		0.03	0.48	(0.45)	—	(0.45)
July 1, 2005 through February 28, 2006 (d)	9.83	0.26		(0.08)	0.18	(0.27)	—	(0.27)
Year Ended June 30, 2005	9.89	0.27		(0.04)	0.23	(0.29)	—	(0.29)
Year Ended June 30, 2004	9.97	0.20		(0.05)	0.15	(0.23)	—	(0.23)
Year Ended June 30, 2003	9.95	0.24		0.04	0.28	(0.26)	—	(0.26)
Year Ended June 30, 2002	9.86	0.36		0.11	0.47	(0.38)	—	(0.38)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

138   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.58	1.66%	$17,000	0.65%	4.62%	0.99%	8%
10.65	5.60	14,063	0.65	4.46	0.98	18
10.54	0.35	13,826	0.65	4.68	0.97	16
10.83	5.40	15,077	0.65	4.50	0.92	25
10.77	3.07	7,681	0.65	4.23	0.82	12
10.89	5.17	13,783	0.65	3.84	0.89	35
11.00	11.44	1,344	0.65	4.67	0.90	36

10.53	2.21	59,947	0.80	4.16	0.92	22
10.52	4.75	94,199	0.80	3.69	0.91	44
10.43	1.22	93,187	0.80	2.97	0.91	22
10.51	1.72	97,744	0.80	2.64	1.10	27
10.62	0.39	109,252	0.80	2.51	1.16	54
10.86	5.01	128,309	0.80	3.26	1.16	27
10.72	6.41	49,282	0.80	4.57	1.16	50

9.74	2.69	66,373	0.70	4.95	1.03	15
9.72	4.48	69,390	0.70	4.70	1.03	10
9.75	0.71	77,632	0.70	4.83	1.03	20
10.00	2.22	82,360	0.67	4.05	0.99	22
10.31	(0.52)	91,714	0.65	3.30	0.95	23
10.76	7.97	126,395	0.65	3.61	0.95	33
10.33	7.39	124,058	0.65	4.31	0.95	41

9.56	0.24	114,150	0.70	4.71	0.90	13
9.77	5.03	121,385	0.70	4.53	0.91	26
9.74	1.81	219,258	0.70	3.81	0.91	9
9.83	2.36	281,966	0.70	2.67	1.05	26
9.89	1.53	362,796	0.70	1.97	1.12	46
9.97	2.83	366,214	0.70	2.34	1.12	36
9.95	4.88	162,338	0.65	3.62	1.12	39

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   139

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Core Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	$10.66	$0.20		$(0.06)	$0.14	$(0.20)	$—	$(0.20)	$—
Year Ended February 28, 2007	10.56	0.39	(e)	0.10	0.49	(0.39)	—	(0.39)	—
July 1, 2005 through February 28, 2006 (d)	10.90	0.27		(0.33)	(0.06)	(0.28)	—	(0.28)	—
Year Ended June 30, 2005	10.76	0.42		0.17	0.59	(0.45)	—	(0.45)	—
Year Ended June 30, 2004	11.17	0.41		(0.39)	0.02	(0.43)	—	(0.43)	—
Year Ended June 30, 2003	10.81	0.54		0.36	0.90	(0.53)	(0.01)	(0.54)	—
Year Ended June 30, 2002	10.59	0.58		0.28	0.86	(0.61)	(0.03)	(0.64)	—

Core Plus Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	7.82	0.17		(0.11)	0.06	(0.16)	—	(0.16)	—
Year Ended February 28, 2007	7.77	0.32		0.05	0.37	(0.32)	—	(0.32)	—
July 1, 2005 through February 28, 2006 (d)	7.98	0.22		(0.22)	—	(0.21)	—	(0.21)	—
Year Ended June 30, 2005	7.86	0.32		0.12	0.44	(0.32)	—	(0.32)	—
Year Ended June 30, 2004	8.14	0.31		(0.28)	0.03	(0.31)	—	(0.31)	—
Year Ended June 30, 2003	7.84	0.40		0.30	0.70	(0.40)	—	(0.40)	—
Year Ended June 30, 2002	7.78	0.41		0.05	0.46	(0.40)	—	(0.40)	—

Government Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	10.14	0.21		(0.09)	0.12	(0.21)	—	(0.21)	—
Year Ended February 28, 2007	10.14	0.38		0.01	0.39	(0.39)	—	(0.39)	—
July 1, 2005 through February 28, 2006 (d)	10.47	0.25		(0.33)	(0.08)	(0.25)	—	(0.25)	—
Year Ended June 30, 2005	10.16	0.39		0.32	0.71	(0.40)	—	(0.40)	—
Year Ended June 30, 2004	10.66	0.40		(0.50)	(0.10)	(0.40)	—	(0.40)	—
Year Ended June 30, 2003	10.26	0.45		0.41	0.86	(0.46)	—	(0.46)	—
Year Ended June 30, 2002	9.93	0.47		0.34	0.81	(0.48)	—	(0.48)	—

High Yield Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	8.61	0.29		(0.44)	(0.15)	(0.28)	—	(0.28)	—	(f)
Year Ended February 28, 2007	8.23	0.57		0.40	0.97	(0.57)	(0.02)	(0.59)	—	(f)
July 1, 2005 through February 28, 2006 (d)	8.29	0.38		(0.06)	0.32	(0.38)	—	(0.38)	—	(f)
Year Ended June 30, 2005	8.18	0.55		0.14	0.69	(0.56)	(0.02)	(0.58)	—	(f)
Year Ended June 30, 2004	7.93	0.55		0.24	0.79	(0.54)	—	(0.54)	—
Year Ended June 30, 2003	7.32	0.60		0.62	1.22	(0.61)	—	(0.61)	—
Year Ended June 30, 2002	8.21	0.65		(0.89)	(0.24)	(0.65)	—	(0.65)	—

Intermediate Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	10.23	0.20	(e)	(0.06)	0.14	(0.21)	—	(0.21)	—
Year Ended February 28, 2007	10.18	0.40	(e)	0.07	0.47	(0.42)	—	(0.42)	—
July 1, 2005 through February 28, 2006 (d)	10.51	0.26		(0.30)	(0.04)	(0.29)	—	(0.29)	—
Year Ended June 30, 2005	10.49	0.38		0.08	0.46	(0.44)	—	(0.44)	—
Year Ended June 30, 2004	10.88	0.39		(0.37)	0.02	(0.41)	—	(0.41)	—
Year Ended June 30, 2003	10.59	0.49		0.32	0.81	(0.52)	—	(0.52)	—
Year Ended June 30, 2002	10.40	0.55		0.21	0.76	(0.57)	—	(0.57)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

140   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.60	1.36%	$71,858	1.40%	3.83%	1.47%	8%
10.66	4.75	74,963	1.40	3.72	1.44	8
10.56	(0.55)	85,667	1.40	3.89	1.47	13
10.90	5.57	94,897	1.47	3.87	1.68	16
10.76	0.28	98,064	1.50	3.69	1.81	20
11.17	8.53	134,915	1.50	4.92	1.82	23
10.81	8.34	76,031	1.50	5.41	1.83	32

7.72	0.80	4,984	1.45	4.14	1.47	14
7.82	4.91	5,464	1.45	4.09	1.46	26
7.77	0.05	6,950	1.44	4.10	1.44	15
7.98	5.74	9,424	1.51	3.92	1.70	20
7.86	0.32	11,745	1.53	3.85	1.80	24
8.14	9.19	15,226	1.54	4.99	1.82	16
7.84	6.06	13,203	1.54	5.21	1.81	23

10.05	1.21	43,886	1.45	4.20	1.48	2
10.14	3.93	52,182	1.46	3.82	1.48	24
10.14	(0.78)	78,500	1.45	3.67	1.47	6
10.47	7.07	95,143	1.47	3.76	1.62	10
10.16	(0.97)	101,634	1.52	3.74	1.69	16
10.66	8.64	155,876	1.52	4.30	1.68	19
10.26	8.24	84,354	1.52	4.71	1.68	24

8.18	(1.76)	31,612	1.77	6.71	1.82	33
8.61	12.19	35,667	1.77	6.78	1.81	69
8.23	3.92	35,105	1.76	6.86	1.80	47
8.29	8.71	39,697	1.77	6.58	1.93	68
8.18	10.23	39,488	1.76	6.71	1.98	58
7.93	17.90	32,796	1.79	8.20	2.00	52
7.32	(3.34)	11,572	1.80	8.32	2.02	34

10.16	1.35	52,943	1.40	3.98	1.47	3
10.23	4.70	61,674	1.40	4.00	1.46	5
10.18	(0.35)	82,765	1.40	4.20	1.48	5
10.51	4.46	102,614	1.46	3.86	1.70	10
10.49	0.20	132,372	1.48	3.62	1.82	17
10.88	7.85	185,642	1.48	4.54	1.82	24
10.59	7.30	86,784	1.48	5.22	1.82	33

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   141

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Short Duration Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	$10.60	$0.20	(e)	$(0.01)	$0.19	$(0.19)	$—	$(0.19)
Year Ended February 28, 2007	10.50	0.33	(e)	0.11	0.44	(0.34)	—	(0.34)
July 1, 2005 through February 28, 2006 (d)	10.59	0.17		(0.09)	0.08	(0.17)	—	(0.17)
Year Ended June 30, 2005	10.69	0.23		(0.09)	0.14	(0.24)	—	(0.24)
Year Ended June 30, 2004	10.93	0.22		(0.23)	(0.01)	(0.23)	—	(0.23)
Year Ended June 30, 2003	10.80	0.30		0.17	0.47	(0.34)	—	(0.34)
Year Ended June 30, 2002	10.63	0.43		0.20	0.63	(0.46)	—	(0.46)

Treasury & Agency Fund
Six Months Ended August 31, 2007 (Unaudited)	9.71	0.22	(e)	— (f)	0.22	(0.21)	—	(0.21)
Year Ended February 28, 2007	9.74	0.43		(0.05)	0.38	(0.41)	—	(0.41)
July 1, 2005 through February 28, 2006 (d)	9.99	0.29		(0.25)	0.04	(0.29)	—	(0.29)
Year Ended June 30, 2005	10.30	0.38		(0.21)	0.17	(0.37)	(0.11)	(0.48)
Year Ended June 30, 2004	10.75	0.31		(0.41)	(0.10)	(0.30)	(0.05)	(0.35)
Year Ended June 30, 2003	10.32	0.33		0.43	0.76	(0.33)	—	(0.33)
Year Ended June 30, 2002	10.03	0.39		0.29	0.68	(0.39)	—	(0.39)

Ultra Short Duration Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	9.70	0.21	(e)	(0.21)	—	(0.21)	—	(0.21)
Year Ended February 28, 2007	9.67	0.38		0.05	0.43	(0.40)	—	(0.40)
July 1, 2005 through February 28, 2006 (d)	9.76	0.22		(0.08)	0.14	(0.23)	—	(0.23)
Year Ended June 30, 2005	9.82	0.21		(0.03)	0.18	(0.24)	—	(0.24)
Year Ended June 30, 2004	9.90	0.14		(0.04)	0.10	(0.18)	—	(0.18)
Year Ended June 30, 2003	9.89	0.19		0.03	0.22	(0.21)	—	(0.21)
Year Ended June 30, 2002	9.80	0.32		0.11	0.43	(0.34)	—	(0.34)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

142   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.60	1.85%	$15,882	1.30%	3.67%	1.42%	22%
10.60	4.27	17,787	1.30	3.17	1.41	44
10.50	0.79	22,899	1.30	2.46	1.41	22
10.59	1.31	29,369	1.30	2.13	1.71	27
10.69	0.09	42,563	1.30	2.01	1.81	54
10.93	4.39	51,994	1.30	2.72	1.81	27
10.80	5.97	14,320	1.30	4.05	1.81	50

9.72	2.33	7,955	1.20	4.45	1.53	15
9.71	3.97	10,948	1.20	4.19	1.53	10
9.74	0.39	16,720	1.20	4.34	1.53	20
9.99	1.70	23,012	1.17	3.45	1.60	22
10.30	(1.02)	49,443	1.15	2.80	1.60	23
10.75	7.45	79,108	1.15	3.10	1.60	33
10.32	6.89	65,913	1.15	3.84	1.60	41

9.49	(0.01)	26,197	1.20	4.21	1.40	13
9.70	4.54	32,930	1.20	4.04	1.41	26
9.67	1.46	48,750	1.20	3.31	1.41	9
9.76	1.87	62,135	1.20	2.18	1.65	26
9.82	1.02	81,758	1.20	1.48	1.77	46
9.90	2.28	101,749	1.20	1.84	1.77	36
9.89	4.43	42,494	1.15	3.08	1.76	39

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   143

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Core Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	$10.73	$0.20		$(0.06)	$0.14	$(0.21)	$—	$(0.21)	$—
Year Ended February 28, 2007	10.62	0.39	(e)	0.11	0.50	(0.39)	—	(0.39)	—
July 1, 2005 through February 28, 2006 (d)	10.96	0.28		(0.34)	(0.06)	(0.28)	—	(0.28)	—
Year Ended June 30, 2005	10.82	0.42		0.17	0.59	(0.45)	—	(0.45)	—
Year Ended June 30, 2004	11.23	0.42		(0.40)	0.02	(0.43)	—	(0.43)	—
Year Ended June 30, 2003	10.87	0.54		0.36	0.90	(0.53)	(0.01)	(0.54)	—
Year Ended June 30, 2002	10.64	0.58		0.30	0.88	(0.62)	(0.03)	(0.65)	—

Core Plus Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	7.82	0.16		(0.09)	0.07	(0.16)	—	(0.16)	—
Year Ended February 28, 2007	7.77	0.32		0.05	0.37	(0.32)	—	(0.32)	—
July 1, 2005 through February 28, 2006 (d)	7.98	0.21		(0.21)	—	(0.21)	—	(0.21)	—
Year Ended June 30, 2005	7.86	0.31		0.13	0.44	(0.32)	—	(0.32)	—
Year Ended June 30, 2004	8.14	0.31		(0.28)	0.03	(0.31)	—	(0.31)	—
Year Ended June 30, 2003	7.84	0.40		0.31	0.71	(0.41)	—	(0.41)	—
Year Ended June 30, 2002	7.78	0.40		0.07	0.47	(0.41)	—	(0.41)	—

Government Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	10.13	0.22		(0.10)	0.12	(0.21)	—	(0.21)	—
Year Ended February 28, 2007	10.13	0.38		0.01	0.39	(0.39)	—	(0.39)	—
July 1, 2005 through February 28, 2006 (d)	10.46	0.25		(0.33)	(0.08)	(0.25)	—	(0.25)	—
Year Ended June 30, 2005	10.15	0.40		0.31	0.71	(0.40)	—	(0.40)	—
Year Ended June 30, 2004	10.65	0.40		(0.50)	(0.10)	(0.40)	—	(0.40)	—
Year Ended June 30, 2003	10.25	0.45		0.41	0.86	(0.46)	—	(0.46)	—
Year Ended June 30, 2002	9.93	0.47		0.34	0.81	(0.49)	—	(0.49)	—

High Yield Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	8.61	0.29		(0.43)	(0.14)	(0.29)	—	(0.29)	—	(f)
Year Ended February 28, 2007	8.24	0.57		0.39	0.96	(0.57)	(0.02)	(0.59)	—	(f)
July 1, 2005 through February 28, 2006 (d)	8.29	0.38		(0.05)	0.33	(0.38)	—	(0.38)	—	(f)
Year Ended June 30, 2005	8.19	0.55		0.13	0.68	(0.56)	(0.02)	(0.58)	—
Year Ended June 30, 2004	7.93	0.55		0.25	0.80	(0.54)	—	(0.54)	—
Year Ended June 30, 2003	7.32	0.60		0.62	1.22	(0.61)	—	(0.61)	—
Year Ended June 30, 2002	8.21	0.64		(0.88)	(0.24)	(0.65)	—	(0.65)	—

Intermediate Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	10.24	0.20	(e)	(0.06)	0.14	(0.21)	—	(0.21)	—
Year Ended February 28, 2007	10.18	0.40	(e)	0.08	0.48	(0.42)	—	(0.42)	—
July 1, 2005 through February 28, 2006 (d)	10.51	0.26		(0.30)	(0.04)	(0.29)	—	(0.29)	—
Year Ended June 30, 2005	10.49	0.36		0.10	0.46	(0.44)	—	(0.44)	—
Year Ended June 30, 2004	10.88	0.39		(0.37)	0.02	(0.41)	—	(0.41)	—
Year Ended June 30, 2003	10.59	0.50		0.31	0.81	(0.52)	—	(0.52)	—
Year Ended June 30, 2002	10.40	0.55		0.21	0.76	(0.57)	—	(0.57)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

144   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.66	1.28%	$87,979	1.40%	3.83%	1.47%	8%
10.73	4.83	65,579	1.40	3.72	1.44	8
10.62	(0.55)	57,530	1.40	3.89	1.47	13
10.96	5.53	64,238	1.47	3.87	1.70	16
10.82	0.17	79,323	1.50	3.69	1.81	20
11.23	8.59	123,308	1.50	4.90	1.82	23
10.87	8.33	63,168	1.50	5.26	1.83	32

7.73	0.94	3,728	1.45	4.15	1.47	14
7.82	4.90	3,512	1.45	4.11	1.46	26
7.77	0.05	3,119	1.44	4.10	1.44	15
7.98	5.74	3,492	1.50	3.94	1.69	20
7.86	0.33	3,750	1.53	3.83	1.80	24
8.14	9.22	3,521	1.54	4.89	1.82	16
7.84	6.10	1,549	1.54	5.16	1.81	23

10.04	1.23	28,537	1.45	4.21	1.47	2
10.13	3.94	22,250	1.46	3.81	1.48	24
10.13	(0.77)	23,863	1.45	3.67	1.47	6
10.46	7.09	24,922	1.48	3.75	1.64	10
10.15	(0.96)	42,666	1.52	3.74	1.69	16
10.65	8.54	74,937	1.52	4.28	1.68	19
10.25	8.26	31,467	1.52	4.67	1.67	24

8.18	(1.73)	32,984	1.77	6.69	1.82	33
8.61	12.05	29,953	1.77	6.77	1.81	69
8.24	4.04	25,650	1.76	6.86	1.80	47
8.29	8.55	28,348	1.77	6.57	1.93	68
8.19	10.35	35,344	1.76	6.70	1.98	58
7.93	17.88	30,857	1.79	8.23	2.00	52
7.32	(3.33)	12,629	1.80	8.25	2.02	34

10.17	1.36	38,291	1.40	3.98	1.47	3
10.24	4.80	39,100	1.40	4.00	1.46	5
10.18	(0.35)	54,879	1.40	4.20	1.48	5
10.51	4.43	68,296	1.46	3.83	1.71	10
10.49	0.19	121,399	1.48	3.62	1.82	17
10.88	7.85	186,110	1.48	4.56	1.82	24
10.59	7.30	100,956	1.48	5.21	1.82	33

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   145

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
Short Duration Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	$10.59	$0.20	(f)	$(0.01)	$0.19	$(0.19)	$(0.19)
Year Ended February 28, 2007	10.49	0.33	(f)	0.11	0.44	(0.34)	(0.34)
July 1, 2005 through February 28, 2006 (d)	10.58	0.16		(0.08)	0.08	(0.17)	(0.17)
Year Ended June 30, 2005	10.68	0.22		(0.08)	0.14	(0.24)	(0.24)
Year Ended June 30, 2004	10.92	0.22		(0.23)	(0.01)	(0.23)	(0.23)
Year Ended June 30, 2003	10.79	0.30		0.17	0.47	(0.34)	(0.34)
November 1, 2001 (e) to June 30, 2002	10.89	0.27		(0.07)	0.20	(0.30)	(0.30)

Ultra Short Duration Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	9.68	0.20	(f)	(0.19)	0.01	(0.21)	(0.21)
Year Ended February 28, 2007	9.66	0.38		0.04	0.42	(0.40)	(0.40)
July 1, 2005 through February 28, 2006 (d)	9.75	0.22		(0.08)	0.14	(0.23)	(0.23)
Year Ended June 30, 2005	9.81	0.21		(0.03)	0.18	(0.24)	(0.24)
Year Ended June 30, 2004	9.89	0.14		(0.04)	0.10	(0.18)	(0.18)
Year Ended June 30, 2003	9.88	0.19		0.03	0.22	(0.21)	(0.21)
November 1, 2001 (e) to June 30, 2002	9.88	0.18		0.02	0.20	(0.20)	(0.20)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

146   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.59	1.85%	$18,101	1.30%	3.67%	1.42%	22%
10.59	4.26	20,777	1.30	3.15	1.41	44
10.49	0.79	38,266	1.30	2.46	1.41	22
10.58	1.30	56,296	1.30	2.12	1.71	27
10.68	(0.10)	98,576	1.30	2.01	1.81	54
10.92	4.43	156,942	1.30	2.71	1.81	27
10.79	5.77	32,680	1.30	3.92	1.82	50

9.48	0.09	204,693	1.20	4.21	1.40	13
9.68	4.45	242,277	1.20	4.04	1.41	26
9.66	1.46	338,830	1.20	3.31	1.41	9
9.75	1.88	438,955	1.20	2.17	1.66	26
9.81	1.03	604,084	1.20	1.48	1.77	46
9.89	2.39	741,134	1.20	1.82	1.77	36
9.88	1.89	253,974	1.15	2.75	1.78	39

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   147

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

R Class

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Core Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	$10.66	$0.25		$(0.07)	$0.18	$(0.25)	$—	$(0.25)	$—
May 15, 2006 (d) through February 28, 2007	10.35	0.39	(e)	0.33	0.72	(0.41)	—	(0.41)	—

High Yield Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	8.63	0.33		(0.45)	(0.12)	(0.32)	—	(0.32)	—	(f)
May 15, 2006 (d) through February 28, 2007	8.31	0.52		0.35	0.87	(0.53)	(0.02)	(0.55)	—	(f)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

148   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.59	1.76%	$94,042	0.45%	4.78%	0.52%	8%
10.66	7.03	55,785	0.45	4.64	0.50	8

8.19	(1.41)	20,105	0.86	7.65	0.86	33
8.63	10.90	8,732	0.86	7.57	0.86	69

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   149

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Core Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	$10.67	$0.25		$(0.07)	$0.18	$(0.25)	$—	$(0.25)	$—
Year Ended February 28, 2007	10.56	0.47	(e)	0.11	0.58	(0.47)	—	(0.47)	—
July 1, 2005 through February 28, 2006 (d)	10.90	0.33		(0.33)	—	(0.34)	—	(0.34)	—
Year Ended June 30, 2005	10.77	0.53		0.14	0.67	(0.54)	—	(0.54)	—
Year Ended June 30, 2004	11.18	0.50		(0.38)	0.12	(0.53)	—	(0.53)	—
Year Ended June 30, 2003	10.82	0.64		0.36	1.00	(0.63)	(0.01)	(0.64)	—
Year Ended June 30, 2002	10.59	0.69		0.28	0.97	(0.71)	(0.03)	(0.74)	—

Core Plus Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	7.78	0.19		(0.09)	0.10	(0.19)	—	(0.19)	—
Year Ended February 28, 2007	7.73	0.38		0.05	0.43	(0.38)	—	(0.38)	—
July 1, 2005 through February 28, 2006 (d)	7.95	0.25		(0.22)	0.03	(0.25)	—	(0.25)	—
Year Ended June 30, 2005	7.82	0.38		0.13	0.51	(0.38)	—	(0.38)	—
Year Ended June 30, 2004	8.10	0.38		(0.28)	0.10	(0.38)	—	(0.38)	—
Year Ended June 30, 2003	7.81	0.48		0.29	0.77	(0.48)	—	(0.48)	—
Year Ended June 30, 2002	7.75	0.48		0.06	0.54	(0.48)	—	(0.48)	—

Government Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	10.15	0.26		(0.10)	0.16	(0.26)	—	(0.26)	—
Year Ended February 28, 2007	10.14	0.48		0.01	0.49	(0.48)	—	(0.48)	—
July 1, 2005 through February 28, 2006 (d)	10.47	0.31		(0.33)	(0.02)	(0.31)	—	(0.31)	—
Year Ended June 30, 2005	10.15	0.49		0.32	0.81	(0.49)	—	(0.49)	—
Year Ended June 30, 2004	10.66	0.48		(0.50)	(0.02)	(0.49)	—	(0.49)	—
Year Ended June 30, 2003	10.25	0.56		0.40	0.96	(0.55)	—	(0.55)	—
Year Ended June 30, 2002	9.93	0.58		0.32	0.90	(0.58)	—	(0.58)	—

High Yield Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	8.62	0.32		(0.43)	(0.11)	(0.32)	—	(0.32)	—	(f)
Year Ended February 28, 2007	8.24	0.64		0.40	1.04	(0.64)	(0.02)	(0.66)	—	(f)
July 1, 2005 through February 28, 2006 (d)	8.30	0.43		(0.06)	0.37	(0.43)	—	(0.43)	—	(f)
Year Ended June 30, 2005	8.18	0.63		0.14	0.77	(0.63)	(0.02)	(0.65)	—	(f)
Year Ended June 30, 2004	7.93	0.61		0.25	0.86	(0.61)	—	(0.61)	—
Year Ended June 30, 2003	7.31	0.67		0.62	1.29	(0.67)	—	(0.67)	—
Year Ended June 30, 2002	8.20	0.72		(0.89)	(0.17)	(0.72)	—	(0.72)	—

Intermediate Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	10.38	0.25	(e)	(0.07)	0.18	(0.25)	—	(0.25)	—
Year Ended February 28, 2007	10.31	0.49	(e)	0.08	0.57	(0.50)	—	(0.50)	—
July 1, 2005 through February 28, 2006 (d)	10.65	0.35		(0.34)	0.01	(0.35)	—	(0.35)	—
Year Ended June 30, 2005	10.62	0.55		0.01	0.56	(0.53)	—	(0.53)	—
Year Ended June 30, 2004	11.01	0.49		(0.37)	0.12	(0.51)	—	(0.51)	—
Year Ended June 30, 2003	10.70	0.59		0.33	0.92	(0.61)	—	(0.61)	—
Year Ended June 30, 2002	10.50	0.65		0.21	0.86	(0.66)	—	(0.66)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

150   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.60	1.68%	$2,033,938	0.60%	4.63%	0.72%	8%
10.67	5.69	2,128,674	0.60	4.52	0.69	8
10.56	(0.02)	2,742,810	0.60	4.69	0.72	13
10.90	6.36	2,754,702	0.60	4.72	0.79	16
10.77	1.13	4,902,736	0.60	4.60	0.81	20
11.18	9.51	4,365,709	0.60	5.80	0.82	23
10.82	9.39	2,874,707	0.60	6.35	0.83	32

7.69	1.34	823,965	0.67	4.93	0.72	14
7.78	5.74	875,275	0.66	4.89	0.71	26
7.73	0.46	1,216,897	0.65	4.90	0.69	15
7.95	6.73	1,252,911	0.65	4.79	0.77	20
7.82	1.22	1,306,778	0.63	4.73	0.80	24
8.10	10.10	1,276,529	0.64	5.91	0.82	16
7.81	7.08	1,312,171	0.64	6.09	0.81	23

10.05	1.60	844,388	0.48	5.18	0.73	2
10.15	4.99	891,369	0.50	4.74	0.73	24
10.14	(0.16)	805,018	0.54	4.58	0.72	6
10.47	8.15	824,646	0.56	4.67	0.71	10
10.15	(0.16)	758,403	0.62	4.65	0.69	16
10.66	9.58	727,267	0.62	5.25	0.68	19
10.25	9.22	785,343	0.62	5.63	0.68	24

8.19	(1.29)	1,122,086	0.87	7.60	1.07	33
8.62	13.18	1,038,528	0.87	7.67	1.06	69
8.24	4.53	960,421	0.86	7.77	1.05	47
8.30	9.74	988,281	0.87	7.47	1.01	68
8.18	11.22	1,043,708	0.86	7.59	0.98	58
7.93	18.90	715,924	0.89	9.23	1.00	52
7.31	(2.34)	468,111	0.90	9.21	1.02	34

10.31	1.74	686,752	0.58	4.80	0.72	3
10.38	5.68	730,909	0.58	4.82	0.71	5
10.31	0.11	914,815	0.58	5.02	0.73	5
10.65	5.37	941,813	0.58	4.70	0.79	10
10.62	1.11	1,525,275	0.58	4.51	0.82	17
11.01	8.79	1,362,926	0.58	5.51	0.82	24
10.70	8.37	1,183,685	0.58	6.13	0.82	33

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   151

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mortgage-Backed Securities Fund
Six Months Ended August 31, 2007 (Unaudited)	$10.48	$0.26		$(0.07)	$0.19	$(0.26)	$—	$(0.26)
Year Ended February 28, 2007	10.38	0.49		0.10	0.59	(0.49)	—	(0.49)
July 1, 2005 through February 28, 2006 (d)	10.67	0.34		(0.29)	0.05	(0.34)	—	(0.34)
Year Ended June 30, 2005	10.61	0.42		0.17	0.59	(0.53)	—	(0.53)
Year Ended June 30, 2004	10.75	0.45		(0.10)	0.35	(0.49)	—	(0.49)
Year Ended June 30, 2003	10.89	0.62		(0.06)	0.56	(0.69)	(0.01)	(0.70)
Year Ended June 30, 2002	10.47	0.76		0.43	1.19	(0.76)	(0.01)	(0.77)

Short Duration Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	10.53	0.23	(e)	0.01	0.24	(0.24)	—	(0.24)
Year Ended February 28, 2007	10.44	0.41	(e)	0.10	0.51	(0.42)	—	(0.42)
July 1, 2005 through February 28, 2006 (d)	10.52	0.23		(0.08)	0.15	(0.23)	—	(0.23)
Year Ended June 30, 2005	10.63	0.32		(0.12)	0.20	(0.31)	—	(0.31)
Year Ended June 30, 2004	10.87	0.30		(0.23)	0.07	(0.31)	—	(0.31)
Year Ended June 30, 2003	10.73	0.39		0.17	0.56	(0.42)	—	(0.42)
Year Ended June 30, 2002	10.57	0.51		0.18	0.69	(0.53)	—	(0.53)

Treasury & Agency Fund
Six Months Ended August 31, 2007 (Unaudited)	9.70	0.25	(e)	0.02	0.27	(0.25)	—	(0.25)
Year Ended February 28, 2007	9.74	0.48		(0.04)	0.44	(0.48)	—	(0.48)
July 1, 2005 through February 28, 2006 (d)	9.99	0.33		(0.25)	0.08	(0.33)	—	(0.33)
Year Ended June 30, 2005	10.30	0.44		(0.19)	0.25	(0.45)	(0.11)	(0.56)
Year Ended June 30, 2004	10.75	0.37		(0.39)	(0.02)	(0.38)	(0.05)	(0.43)
Year Ended June 30, 2003	10.32	0.41		0.43	0.84	(0.41)	—	(0.41)
Year Ended June 30, 2002	10.03	0.47		0.29	0.76	(0.47)	—	(0.47)

Ultra Short Duration Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	9.77	0.24	(e)	(0.19)	0.05	(0.25)	—	(0.25)
Year Ended February 28, 2007	9.74	0.47		0.03	0.50	(0.47)	—	(0.47)
July 1, 2005 through February 28, 2006 (d)	9.83	0.27		(0.08)	0.19	(0.28)	—	(0.28)
Year Ended June 30, 2005	9.88	0.29		(0.03)	0.26	(0.31)	—	(0.31)
Year Ended June 30, 2004	9.97	0.23		(0.06)	0.17	(0.26)	—	(0.26)
Year Ended June 30, 2003	9.95	0.27		0.04	0.31	(0.29)	—	(0.29)
Year Ended June 30, 2002	9.86	0.40		0.10	0.50	(0.41)	—	(0.41)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

152   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.41	1.81%	$99,883	0.40%	4.87%	0.74%	8%
10.48	5.83	111,656	0.40	4.71	0.73	18
10.38	0.54	103,491	0.40	4.92	0.72	16
10.67	5.70	123,104	0.40	4.54	0.55	25
10.61	3.30	1,530,225	0.40	4.12	0.54	35
10.75	5.30	1,137,661	0.40	5.56	0.55	36
10.89	11.71	613,936	0.40	7.28	0.57	30

10.53	2.26	254,139	0.55	4.42	0.67	22
10.53	4.99	277,452	0.55	3.89	0.66	44
10.44	1.39	497,708	0.55	3.21	0.66	22
10.52	1.94	559,775	0.55	2.85	0.79	27
10.63	0.67	1,045,405	0.55	2.75	0.81	54
10.87	5.28	923,772	0.55	3.60	0.81	27
10.73	6.67	810,740	0.55	4.87	0.81	50

9.72	2.85	93,336	0.45	5.20	0.78	15
9.70	4.65	67,699	0.45	4.95	0.78	10
9.74	0.87	48,965	0.45	5.07	0.79	20
9.99	2.48	45,461	0.42	4.30	0.67	22
10.30	(0.23)	49,053	0.40	3.55	0.60	23
10.75	8.28	51,797	0.40	3.86	0.60	33
10.32	7.69	54,819	0.40	4.59	0.60	41

9.57	0.46	392,635	0.45	4.96	0.65	13
9.77	5.29	565,561	0.45	4.79	0.66	26
9.74	1.96	668,770	0.45	4.07	0.66	9
9.83	2.71	764,427	0.45	2.91	0.74	26
9.88	1.69	1,144,000	0.45	2.22	0.77	46
9.97	3.12	1,127,169	0.45	2.61	0.77	36
9.95	5.15	581,377	0.40	3.94	0.77	39

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   153

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Ultra

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Core Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	$10.67	$0.26		$(0.07)	$0.19	$(0.26)	$—	$(0.26)	—
Year Ended February 28, 2007	10.56	0.50	(f)	0.10	0.60	(0.49)	—	(0.49)	—
July 1, 2005 through February 28, 2006 (d)	10.90	0.35		(0.34)	0.01	(0.35)	—	(0.35)	—
February 22, 2005 (e) through June 30, 2005	10.84	0.19		0.07	0.26	(0.20)	—	(0.20)	—

Core Plus Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	7.78	0.19		(0.09)	0.10	(0.20)	—	(0.20)	—
Year Ended February 28, 2007	7.73	0.39		0.06	0.45	(0.40)	—	(0.40)	—
July 1, 2005 through February 28, 2006 (d)	7.95	0.27		(0.22)	0.05	(0.27)	—	(0.27)	—
February 22, 2005 (e) through June 30, 2005	7.94	0.15		0.03	0.18	(0.17)	—	(0.17)	—

High Yield Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	8.61	0.33		(0.43)	(0.10)	(0.33)	—	(0.33)	—	(g)
Year Ended February 28, 2007	8.24	0.65		0.39	1.04	(0.65)	(0.02)	(0.67)	—	(g)
July 1, 2005 through February 28, 2006 (d)	8.30	0.45		(0.08)	0.37	(0.43)	—	(0.43)	—	(g)
February 22, 2005 (e) through June 30, 2005	8.59	0.23		(0.24)	(0.01)	(0.28)	—	(0.28)	—

Intermediate Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	10.39	0.26	(f)	(0.07)	0.19	(0.26)	—	(0.26)	—
Year Ended February 28, 2007	10.32	0.51	(f)	0.07	0.58	(0.51)	—	(0.51)	—
July 1, 2005 through February 28, 2006 (d)	10.65	0.36		(0.33)	0.03	(0.36)	—	(0.36)	—
February 22, 2005 (e) through June 30, 2005	10.66	0.20		0.03	0.23	(0.24)	—	(0.24)	—

Mortgage-Backed Securities Fund
Six Months Ended August 31, 2007 (Unaudited)	10.48	0.26		(0.07)	0.19	(0.26)	—	(0.26)	—
Year Ended February 28, 2007	10.38	0.50		0.10	0.60	(0.50)	—	(0.50)	—
July 1, 2005 through February 28, 2006 (d)	10.67	0.35		(0.29)	0.06	(0.35)	—	(0.35)	—
February 22, 2005 (e) through June 30, 2005	10.66	0.21		0.03	0.24	(0.23)	—	(0.23)	—

Short Duration Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	10.53	0.25	(f)	— (g)	0.25	(0.25)	—	(0.25)	—
Year Ended February 28, 2007	10.44	0.44	(f)	0.10	0.54	(0.45)	—	(0.45)	—
July 1, 2005 through February 28, 2006 (d)	10.52	0.24		(0.07)	0.17	(0.25)	—	(0.25)	—
February 22, 2005 (e) through June 30, 2005	10.56	0.13		(0.02)	0.11	(0.15)	—	(0.15)	—

Ultra Short Duration Bond Fund
Six Months Ended August 31, 2007 (Unaudited)	9.77	0.25	(f)	(0.19)	0.06	(0.26)	—	(0.26)	—
Year Ended February 28, 2007	9.75	0.49		0.02	0.51	(0.49)	—	(0.49)	—
July 1, 2005 through February 28, 2006 (d)	9.83	0.27		(0.06)	0.21	(0.29)	—	(0.29)	—
February 22, 2005 (e) through June 30, 2005	9.87	0.13		(0.02)	0.11	(0.15)	—	(0.15)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

154   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.60	1.79%	$752,799	0.40%	4.83%	0.47%	8%
10.67	5.88	711,527	0.40	4.72	0.44	8
10.56	0.12	703,229	0.40	4.89	0.47	13
10.90	2.44	649,060	0.40	5.00	0.43	16

7.68	1.30	8,799	0.45	5.13	0.47	14
7.78	5.97	12,094	0.45	5.10	0.46	26
7.73	0.62	12,738	0.44	5.10	0.44	15
7.95	2.35	13,894	0.43	5.27	0.43	20

8.18	(1.27)	63,185	0.81	7.67	0.82	33
8.61	13.12	64,497	0.81	7.74	0.81	69
8.24	4.60	58,131	0.80	7.95	0.80	47
8.30	(0.12)	40,477	0.79	7.91	0.85	68

10.32	1.86	125,066	0.40	4.98	0.47	3
10.39	5.84	127,554	0.40	4.99	0.46	5
10.32	0.31	120,779	0.40	5.20	0.48	5
10.65	2.16	134,005	0.40	5.28	0.43	10

10.41	1.87	875,172	0.25	5.02	0.49	8
10.48	5.97	829,330	0.25	4.83	0.48	18
10.38	0.62	1,177,895	0.25	5.08	0.47	16
10.67	2.30	1,135,323	0.25	5.19	0.46	25

10.53	2.39	346,089	0.30	4.67	0.42	22
10.53	5.24	299,838	0.30	4.18	0.41	44
10.44	1.60	371,212	0.30	3.47	0.41	22
10.52	1.05	392,444	0.30	3.45	0.44	27

9.57	0.57	661,698	0.25	5.16	0.40	13
9.77	5.37	648,283	0.25	5.01	0.41	26
9.75	2.20	474,681	0.25	4.30	0.41	9
9.83	1.11	425,437	0.25	3.68	0.40	26

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   155

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2007 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II”) (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 9 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
Core Bond Fund	Class A, Class B, Class C, R Class, Select Class and Ultra
Core Plus Bond Fund	Class A, Class B, Class C, Select Class and Ultra
Government Bond Fund	Class A, Class B, Class C and Select Class
High Yield Bond Fund	Class A, Class B, Class C, R Class, Select Class and Ultra
Intermediate Bond Fund	Class A, Class B, Class C, Select Class and Ultra
Mortgage-Backed Securities Fund	Class A, Select Class and Ultra
Short Duration Bond Fund	Class A, Class B, Class C, Select Class and Ultra
Treasury & Agency Fund	Class A, Class B and Select Class
Ultra Short Duration Bond Fund	Class A, Class B, Class C, Select Class and Ultra

R Class Shares commenced operations on May 15, 2006 for Core Bond Fund and High Yield Bond Fund.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares (except for Class C Shares of the Short Duration Bond Fund and Ultra Short Duration Bond Fund) provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years (except for Short Duration Bond Fund, Treasury & Agency Fund and Ultra Short Duration Bond Fund whose Class B Shares convert to Class A Shares after six years). No sales charges are assessed with respect to the R Class, Select Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to contingent deferred sales charges as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Swaps are valued each day by third party broker-dealers or counterparties or by independent pricing services approved by the Board of Trustees. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

156   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

The following is the market value and percentage of net assets of illiquid securities as of August 31, 2007 (amounts in thousands):

	Market Value	Percentage
Core Plus Bond Fund	$753	0.1%
High Yield Bond Fund	28,032	2.1
Intermediate Bond Fund	2	—	(a)
Ultra Short Duration Bond Fund	105,224	7.5

(a)	Amount rounds to less than 0.1%

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Loan Participations and Assignments — Certain Funds may invest in Loan Participations and Assignments of all or a portion of loans. When the Funds purchase a Loan Participation, the Funds typically enter into a contractual relationship with the lender or third party selling such Participations (“Selling Participant”), but not the Borrower. In contrast, a Fund has direct rights against the Borrower on a loan when it purchases an assignment. As a result, the Funds assume the credit risk of the Borrower, and with respect to Loan Participations, the Selling Participant and any other persons interpositioned between the Funds and the Borrower (“Intermediate Participants”). The Funds may not benefit directly from the collateral, if any, supporting the senior loan in which it has purchased the Loan Participation or Assignment.

E. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade.

As of August 31, 2007, the Ultra Short Duration Bond Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G. Forward Foreign Currency Exchange Contracts — The Core Plus Bond Fund may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage its exposure to foreign currency exchange fluctuations. The Fund may also enter into forward foreign currency exchange contracts to hedge against interest rate and currency risk, to generate gains to the Fund and/or as part of its risk management process. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   157

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

transaction and the Fund’s basis in the contract. The Fund is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

H. Swaps — The Funds may engage in various swap transactions, including forward rate agreements, credit default, interest rate, currency, fixed income, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

Credit default contracts involve the exchange of a periodic premium for protection against a defined credit event (such as payment default or bankruptcy). Under the terms of the contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. The Funds may enter into credit default contracts in which they or their counterparties act as guarantors. By acting as the guarantor of the contract, the Funds assume the market and credit risk of the underlying instrument (the “Referenced Obligation”) including liquidity and loss of value which may exceed the value of the swap contract shown in the Statement of Assets and Liabilities. In the event that the Referenced Obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term.

Premiums paid to or by the Funds are accrued daily and included in realized gain (loss) on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.

I. Securities Lending — To generate additional income, each Fund (other than the Ultra Short Duration Bond Fund) may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the six months ended August 31, 2007, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

158   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

As of August 31, 2007, the following Funds had securities with the following market values on loan, received the following collateral and for the six months then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid		Market Value of Collateral	Market Value of Loaned Securities
Core Bond Fund	$61		$262,997	$258,869
Core Plus Bond Fund	27		—	—
Government Bond Fund	55		260,027	256,043
High Yield Bond Fund	66		223,473	214,204
Intermediate Bond Fund	21		73,450	72,423
Mortgage-Backed Securities Fund	—	(a)	530	525
Short Duration Bond Fund	38		176,853	173,449
Treasury & Agency Fund	10		38,109	37,438

(a)	Amount rounds to less than $1,000.

J. Unfunded Commitments — At August 31, 2007, the Core Plus Bond Fund and High Yield Bond Fund had the following unfunded loan commitments which could be extended at the option of the borrower (amounts in thousands):

Core Plus Bond Fund
Security Description	Amount
Biomet Term Loan 1st Lien	$957
Calpine Corp Term Loan	967
Chrysler Financial 1st Lien	975
Community Health Term Loan	45
Compucom Term Loan	963
Iasis Healthcare Term Loan	58
Isle of Capri Term Loan	168
OPCO Term Loan	1,440
$5,573

High Yield Bond Fund
Security Description	Amount
Associated Materials Term Loan	$1,761
Biomet 1st Lien Term Loan	8,618
Calpine Corp Term Loan	2,903
Chrysler Financial 1st Lien	2,925
Community Health Term Loan	283
Compucom Term Loan	1,444
GNC Term Loan	2,738
Hawker Beechcraft Term Loan	2,880
Holder Term Loan	1,248
Hub International Term Loan	351
Iasis Healthcare Term Loan	931
Iasis Healthcare Term Loan	58
Isle of Capri Term Loan	503
Movie Gallery Term Loan	420
Polymer Group, Inc. Term Loan	1,940
Spectrum Brands Term Loan	93
Valassis Term Loan	587
$29,683

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   159

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

K. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

L. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

M. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

N. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

O. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

P. Redemption Fees — Generally, shares of the High Yield Bond Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the High Yield Bond Fund and are credited to paid in capital.

Q. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the interpretation did not have an impact to the Funds’ financial statements upon adoption. Management continually reviews the Funds’ tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

160   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Core Bond Fund	0.30%
Core Plus Bond Fund	0.30
Government Bond Fund	0.30
High Yield Bond Fund	0.65
Intermediate Bond Fund	0.30
Mortgage-Backed Securities Fund	0.35
Short Duration Bond Fund	0.25
Treasury & Agency Fund	0.30
Ultra Short Duration Bond Fund	0.25

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended is as follows (amounts in thousands):

Six Months Ended 8/31/07
Core Bond Fund	$297
Core Plus Bond Fund	10
Government Bond Fund	18
High Yield Bond Fund	45
Intermediate Bond Fund	6
Mortgage-Backed Securities Fund	68
Short Duration Bond Fund	10
Treasury & Agency Fund	3
Ultra Short Duration Bond Fund	52

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   161

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C Shares (except for Class C Shares of the Short Duration Bond Fund and Ultra Short Duration Bond Fund) and certain Class A Shares for which front-end sales charges have been waived. For the six months ended August 31, 2007, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Core Bond Fund	$312	$107
Core Plus Bond Fund	7	7
Government Bond Fund	15	48
High Yield Bond Fund	21	35
Intermediate Bond Fund	6	63
Mortgage-Backed Securities Fund	1	—
Short Duration Bond Fund	1	5
Treasury & Agency Fund	6	5
Ultra Short Duration Bond Fund	2	17

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	R Class	Select Class	Ultra
Core Bond Fund	0.25%	0.25%	0.25%	0.05%	0.25%	n/a
Core Plus Bond Fund	0.25	0.25	0.25	n/a	0.25	n/a
Government Bond Fund	0.25	0.25	0.25	n/a	0.25	n/a
High Yield Bond Fund	0.25	0.25	0.25	0.05	0.25	n/a
Intermediate Bond Fund	0.25	0.25	0.25	n/a	0.25	n/a
Mortgage-Backed Securities Fund	0.25	n/a	n/a	n/a	0.25	n/a
Short Duration Bond Fund	0.25	0.25	0.25	n/a	0.25	n/a
Treasury & Agency Fund	0.25	0.25	n/a	n/a	0.25	n/a
Ultra Short Duration Bond Fund	0.25	0.25	0.25	n/a	0.25	n/a

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	R Class	Select Class	Ultra
Core Bond Fund	0.75%	1.46%	1.46%	0.53%	0.60%	0.48%
Core Plus Bond Fund	0.92	1.57	1.57	n/a	0.67	0.45
Government Bond Fund	0.75	1.48	1.48	n/a	0.55	n/a
High Yield Bond Fund	1.15	1.80	1.80	0.86	0.90	0.81
Intermediate Bond Fund	0.83	1.48	1.48	n/a	0.58	0.48
Mortgage-Backed Securities Fund	0.65	n/a	n/a	n/a	0.40	0.25
Short Duration Bond Fund	0.80	1.30	1.30	n/a	0.55	0.44
Treasury & Agency Fund	0.70	1.20	n/a	n/a	0.45	n/a
Ultra Short Duration Bond Fund	0.70	1.20	1.20	n/a	0.45	0.44

162   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

The contractual expense limitation agreements were in effect for the six months ended August 31, 2007. The expense limitation percentages in the table above are in place until at least June 30, 2008 except for Core Plus Bond Fund which is in place until at least September 14, 2008.

For the six months ended August 31, 2007, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Core Bond Fund	$—	$953	$971	$1,924
Core Plus Bond Fund	—	100	136	236
Government Bond Fund	—	—	955	955
High Yield Bond Fund	—	—	939	939
Intermediate Bond Fund	87	195	291	573
Mortgage-Backed Securities Fund	1,047	149	64	1,260
Short Duration Bond Fund	156	65	—	221
Treasury & Agency Fund	39	24	195	258
Ultra Short Duration Bond Fund	466	231	231	928

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Core Bond Fund	$—	$339	$—	$339
Core Plus Bond Fund	—	1	—	1
Government Bond Fund	—	3	311	314
High Yield Bond Fund	—	5	173	178
Intermediate Bond Fund	23	51	—	74
Short Duration Bond Fund	139	59	—	198
Ultra Short Duration Bond Fund	335	167	—	502

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party brokers/dealers. For the six months ended August 31, 2007, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   163

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

4. Investment Transactions

During the six months ended August 31, 2007, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Core Bond Fund	$390,141	$198,265	$27,361	$54,402
Core Plus Bond Fund	118,468	128,676	5,124	28,382
Government Bond Fund	21,928	33,096	874	20,477
High Yield Bond Fund	547,217	412,698	—	—
Intermediate Bond Fund	26,044	64,488	5,413	31,472
Mortgage-Backed Securities Fund	166,843	71,287	—	63
Short Duration Bond Fund	109,662	95,122	37,939	65,137
Treasury & Agency Fund	—	16,050	18,561	9,075
Ultra Short Duration Bond Fund	199,623	377,689	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at August 31, 2007, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond Fund	$3,970,806	$43,965	$80,120	$(36,155)
Core Plus Bond Fund	882,949	25,394	15,887	9,507
Government Bond Fund	1,342,293	27,704	12,809	14,895
High Yield Bond Fund	1,604,195	21,875	68,563	(46,688)
Intermediate Bond Fund	1,108,218	10,627	30,657	(20,030)
Mortgage-Backed Securities Fund	998,896	10,191	19,763	(9,572)
Short Duration Bond Fund	869,652	3,035	2,448	587
Treasury & Agency Fund	205,946	1,293	4,678	(3,385)
Ultra Short Duration Bond Fund	1,339,959	2,981	40,264	(37,283)

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Funds do not have outstanding borrowings from another fund or from the unsecured, uncommitted credit facility as of August 31, 2007. The average borrowings from the Facility for the six months ended August 31, 2007 were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Core Plus Bond Fund	$989	6	$1
Intermediate Bond Fund	4,807	17	12
Ultra Short Duration Bond Fund	13,033	3	6

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

164   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

The High Yield Bond Fund and to a lesser extent, the Core Plus Bond Fund invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. The High Yield Bond Fund invests at least 80% of its net assets in such investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and often subordinated to other creditors’ claims.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, including sub-prime securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities, including sub-prime securities, can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

8. Legal Matters

On June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed pursuant to a distribution plan to certain current and former shareholders of funds identified in the distribution plan. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) it managed in the aggregate amount of approximately $8 million annually over a five-year period commencing September 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees have been dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Fund contained in this semi-annual report is the Government Bond Fund, and the Reduced Rate was implemented September 27, 2004.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   165

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2007 (Unaudited) (continued)

9. Transfers-In-Kind

For the year ended February 28, 2007, certain shareholders of the Mortgage-Backed Securities Fund redeemed Ultra Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities in exchange for shares of the Fund. Cash and portfolio securities were transferred on the date, at the market value listed, and gains for book purposes which resulted from the redemption in-kind are listed below (amounts in thousands):

	Date	Market Value	Realized Gains	Type
Mortgage-Backed Securities Fund	11/30/2006	$449,495	$160	Redemption in-kind

166   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	143	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	143	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	143	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	143
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	143	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	143	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	143	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	143	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   167

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	143	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	143	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	143	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	143	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	143
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (143 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

168   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.
Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Susan M. Canning (1969), Assistant Secretary (2007)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co.; Ms. Canning has served as an attorney with various titles for JPMorgan Chase & Co. since 1997.
Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.
Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   169

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, March 1, 2007, and continued to hold your shares at the end of the reporting period, August 31, 2007.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, March 1, 2007	Ending Account Value, August 31, 2007	Expenses Paid During March 1, 2007 to August 31, 2007*	Annualized Expense Ratio
Core Bond Fund
Class A
Actual	$1,000.00	$1,017.10	$3.81	0.75%
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class B
Actual	1,000.00	1,013.60	7.11	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40
Class C
Actual	1,000.00	1,012.80	7.10	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40
R Class
Actual	1,000.00	1,017.60	2.29	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Select Class
Actual	1,000.00	1,016.80	3.05	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Ultra
Actual	1,000.00	1,017.90	2.03	0.40
Hypothetical	1,000.00	1,023.19	2.04	0.40

170   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

	Beginning Account Value, March 1, 2007	Ending Account Value, August 31, 2007	Expenses Paid During March 1, 2007 to August 31, 2007*	Annualized Expense Ratio
Core Plus Bond Fund
Class A
Actual	$1,000.00	$1,011.90	$4.67	0.92%
Hypothetical	1,000.00	1,020.57	4.69	0.92
Class B
Actual	1,000.00	1,008.00	7.34	1.45
Hypothetical	1,000.00	1,017.90	7.37	1.45
Class C
Actual	1,000.00	1,009.40	7.34	1.45
Hypothetical	1,000.00	1,017.90	7.37	1.45
Select Class
Actual	1,000.00	1,013.40	3.40	0.67
Hypothetical	1,000.00	1,021.83	3.41	0.67
Ultra
Actual	1,000.00	1,013.00	2.28	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45

Government Bond Fund
Class A
Actual	1,000.00	1,015.80	3.81	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class B
Actual	1,000.00	1,012.10	7.35	1.45
Hypothetical	1,000.00	1,017.90	7.37	1.45
Class C
Actual	1,000.00	1,012.30	7.35	1.45
Hypothetical	1,000.00	1,017.90	7.37	1.45
Select Class
Actual	1,000.00	1,016.00	2.44	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48

High Yield Bond Fund
Class A
Actual	1,000.00	985.80	5.61	1.12
Hypothetical	1,000.00	1,019.56	5.70	1.12
Class B
Actual	1,000.00	982.40	8.84	1.77
Hypothetical	1,000.00	1,016.28	9.00	1.77
Class C
Actual	1,000.00	982.70	8.85	1.77
Hypothetical	1,000.00	1,016.28	9.00	1.77
R Class
Actual	1,000.00	985.90	4.30	0.86
Hypothetical	1,000.00	1,020.87	4.38	0.86
Select Class
Actual	1,000.00	987.10	4.36	0.87
Hypothetical	1,000.00	1,020.82	4.43	0.87
Ultra
Actual	1,000.00	987.30	4.06	0.81
Hypothetical	1,000.00	1,021.12	4.13	0.81

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   171

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, March 1, 2007	Ending Account Value, August 31, 2007	Expenses Paid During March 1, 2007 to August 31, 2007*	Annualized Expense Ratio
Intermediate Bond Fund
Class A
Actual	$1,000.00	$1,016.30	$4.22	0.83%
Hypothetical	1,000.00	1,021.02	4.23	0.83
Class B
Actual	1,000.00	1,013.50	7.11	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40
Class C
Actual	1,000.00	1,013.60	7.11	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40
Select Class
Actual	1,000.00	1,017.40	2.95	0.58
Hypothetical	1,000.00	1,022.28	2.96	0.58
Ultra
Actual	1,000.00	1,018.60	2.04	0.40
Hypothetical	1,000.00	1,023.19	2.04	0.40

Mortgage-Backed Securities Fund
Class A
Actual	1,000.00	1,016.60	3.30	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65
Select Class
Actual	1,000.00	1,018.10	2.03	0.40
Hypothetical	1,000.00	1,023.19	2.04	0.40
Ultra
Actual	1,000.00	1,018.70	1.27	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25

Short Duration Bond Fund
Class A
Actual	1,000.00	1,022.10	4.08	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80
Class B
Actual	1,000.00	1,018.50	6.61	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30
Class C
Actual	1,000.00	1,018.50	6.61	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30
Select Class
Actual	1,000.00	1,022.60	2.80	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55
Ultra
Actual	1,000.00	1,023.90	1.53	0.30
Hypothetical	1,000.00	1,023.69	1.53	0.30

172   JPMORGAN INCOME FUNDS        AUGUST 31, 2007

	Beginning Account Value, March 1, 2007	Ending Account Value, August 31, 2007	Expenses Paid During March 1, 2007 to August 31, 2007*	Annualized Expense Ratio
Treasury & Agency Fund
Class A
Actual	$1,000.00	$1,026.90	$3.58	0.70%
Hypothetical	1,000.00	1,021.68	3.57	0.70
Class B
Actual	1,000.00	1,023.30	6.12	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20
Select Class
Actual	1,000.00	1,028.50	2.30	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45

Ultra Short Duration Bond Fund
Class A
Actual	1,000.00	1,002.40	3.53	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Class B
Actual	1,000.00	999.90	6.05	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20
Class C
Actual	1,000.00	1,000.90	6.05	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20
Select Class
Actual	1,000.00	1,004.60	2.27	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Ultra
Actual	1,000.00	1,005.70	1.26	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AUGUST 31, 2007        JPMORGAN INCOME FUNDS   173

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2007, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2007.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to all Funds, except the money market Funds and the insurance portfolios, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Fund and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized

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that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Core Bond Fund, Core Plus Bond Fund, Government Bond Fund, High Yield Bond Fund, Intermediate Bond Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund, Treasury & Agency Fund, and Ultra Short Duration Bond Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer’s report.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to each Fund’s performance is summarized below:

The Trustees noted the Core Bond Fund’s performance in the second, first and first quintiles for Class A shares and in the first quintile for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Core Plus Bond Fund’s performance in the third, second and second quintiles for Class A shares and in the second, first and second quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Government Bond Fund’s performance in the third, first and first quintiles for Class A shares and in the second, first and first quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the High Yield Bond Fund’s performance in the first, first and second quintiles for Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Intermediate Bond Fund’s performance in the second, first and first quintiles for Class A shares and in the first quintile for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Mortgage-Backed Securities Fund’s performance in the fourth, second and second quintiles for the Class A shares and in the third, second and first quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Short Duration Bond Fund’s performance in the second quintile for the Class A shares and in the second, first and first quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Treasury & Agency Fund’s performance in the third, second and first quintiles for the Class A shares and in the first quintile for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Ultra Short Duration Bond Fund’s performance in the fourth, second and first quintiles for the Class A shares and in the second, first and first quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered

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the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the Core Bond Fund’s net advisory fee for the Class A shares was in the first quintile and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares were in the first quintile and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Core Plus Bond Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the third quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Government Bond Fund’s net advisory fee for the Class A shares was in the first quintile and for the Select Class shares was in the third quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the High Yield Bond Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the fifth quintile and the actual total expenses for the Class A shares were in the third quintile and for the Select Class shares were in the fourth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Intermediate Bond Fund’s net advisory fee for the Class A shares was in the first quintile and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares were in the first quintile and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Mortgage-Backed Securities Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Short Duration Bond Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Treasury & Agency Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Ultra Short Duration Bond Fund’s net advisory fee for the Class A shares was in the first quintile and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. August 2007.	SAN-INC2-807

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the

Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

November 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

November 7, 2007

By:	/s/_____________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer

November 7, 2007